As filed with the Securities and Exchange Commission on August 27, 2007

                                                             File Nos. 033-39088
                                                                       811-06243

                SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, D.C. 20549

                             FORM N-1A

      REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

  Pre-Effective Amendment No.
                               -------

  Post-Effective Amendment No.  51                       (X)
                                ----

                              and/or

  REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

  Amendment No.  53                                     (X)
                 ---


                            FRANKLIN STRATEGIC SERIES
                            -------------------------
               (Exact Name of Registrant as Specified in Charter)

                 ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
                (Address ofPrincipal Executive Offices)(Zip Code)

                                 (650) 312-2000
               Registrant's Telephone Number, Including Area Code

               CRAIG S. TYLE, ONE FRANKLIN PARKWAY, SAN MATEO, CA
               ---------------------------------------------------
                                   94403-1906
                                   ----------
               (Name and Address of Agent for Service of Process)

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box)

  [ ] immediately upon filing pursuant to paragraph (b)
  [X] on September 1, 2007 pursuant to paragraph (b)
  [ ] 60 days after filing pursuant to paragraph (a)(1)
  [ ] on (date) pursuant to paragraph (a)(1)
  [ ] 75 days after filing pursuant to paragraph (a)(2)
  [ ] on (date) pursuant to paragraph (a)(2) of rule 485

If appropriate, check the following box:

  [ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.






























SEPTEMBER 1, 2007


The SEC has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.


PROSPECTUS - CLASS A, B, C, R & ADVISOR


FRANKLIN STRATEGIC SERIES
Franklin Aggressive Growth Fund
Franklin Flex Cap Growth Fund
Franklin Small Cap Growth Fund II
Franklin Small-Mid Cap Growth Fund














[Insert FRANKLIN TEMPLETON INVESTMENTS logo]






Contents

THE FUNDS

[Begin callout]
INFORMATION ABOUT EACH FUND YOU SHOULD KNOW BEFORE INVESTING
[End callout]


Franklin Aggressive Growth Fund                         2

Franklin Flex Cap Growth Fund                           20

Franklin Small Cap Growth Fund II                       38

Franklin Small-Mid Cap Growth Fund                      55

Additional Management Information                       73

Distributions and Taxes                                 76

YOUR ACCOUNT

[Begin callout]
INFORMATION ABOUT SALES CHARGES, QUALIFIED INVESTORS, ACCOUNT
TRANSACTIONS AND SERVICES
[End callout]

Choosing a Share Class                                  80

Buying Shares                                           93

Investor Services                                       96

Selling Shares                                          100

Exchanging Shares                                       103

Account Policies                                        110

Questions                                               119


FOR MORE INFORMATION

[Begin callout]
WHERE TO LEARN MORE ABOUT EACH FUND
[End callout]

Back Cover


Franklin Aggressive Growth Fund

Goal and Strategies

Goal

The Fund's investment goal is capital appreciation.

Main Investment Strategies

Under normal market conditions, the Fund invests substantially in equity securities of companies demonstrating accelerating growth, increasing profitability, or above-average growth or growth potential as compared with the overall economy.

[Begin call out]
The Fund invests substantially in companies demonstrating accelerating growth, increasing profitability, or above-average growth or growth potential.
[End callout]

An equity security, or stock, represents a proportionate share of the ownership of a company; its value is based on the success of the company's business, any income paid to stockholders, the value of its assets, and general market conditions. Common stocks and preferred stocks are examples of equity securities.


The Fund invests in companies that the manager believes have the potential for capital appreciation. When suitable opportunities are available, the Fund may invest in initial public offerings of securities. A substantial portion of the Fund's investments is in smaller and midsize companies. In addition, a small portion of the Fund's assets may be invested in foreign securities.


Portfolio Selection

The manager is a research driven, fundamental investor, pursuing an aggressive growth strategy. As a "bottom-up" investor focusing primarily on individual securities, the manager looks for companies whose current market price, in the manager's opinion, does not reflect future growth prospects. The manager believes that its independent research and consistently applied investment philosophy and methodology for discovering growth companies are what make it unique and successful over the long term. The manager chooses companies that have identifiable drivers of future earnings growth and present, in the manager's opinion, the best trade-off between that potential earnings growth, business and financial risk, and valuation. The manager's philosophy includes favoring companies that have competitive advantages through leading-edge products, intellectual property, product positioning, unique market niches, brand identity, solid management teams, strong balance sheets, above average or rising margins, and strong returns on capital invested in the business.

In choosing equity investments, the Fund's manager considers such factors as the financial strength of the company, the expertise of management, the growth potential of the company within the industry, and the growth potential of the industry itself. Consequently, the Fund, from time to time, may have significant positions in particular sectors such as technology (including electronic technology, technology services, biotechnology and health care technology).

Temporary Investments

When the manager believes market or economic conditions are unfavorable for investors, the manager may invest up to 100% of the Fund's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Temporary defensive investments generally may include short-term U.S. government securities, money market fund shares, high-grade commercial paper, bank obligations, repurchase agreements and other money market instruments. The manager also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. In these circumstances, the Fund may be unable to achieve its investment goal.

Main Risks

[Begin callout]
Because the securities the Fund holds fluctuate in price, the value of your investment in the Fund will go up and down. You could lose money.
[End callout]

Stocks

Stocks historically have outperformed other types of investments over the long term. Individual stock prices, however, tend to go up and down more dramatically. These price movements may result from factors affecting individual companies or industries, or the securities market as a whole. A slower-growth or recessionary economic environment could have an adverse effect on the price of the various stocks held by the Fund.

Aggressive Growth Style Investing


The Fund's manager uses an aggressive growth strategy in choosing the Fund's investments. As a result, an investment in the Fund involves a greater degree of risk and its share price may be more volatile than an investment in a conservative equity fund or a growth fund investing entirely in proven growth stocks. The prices of aggressive growth stocks are based largely on projections of the issuer's future earnings and revenues and product development and may assume favorable economic conditions. If a company's earnings or revenues fall short of expectations, or if its products do not come on line on a timely basis, its stock price may fall dramatically. Aggressive growth stocks may be more expensive relative to their current earnings or assets compared to value or other stocks, and if earnings growth expectations moderate, their valuations may return to more typical norms, causing their stock prices to fall. Prices of these companies' securities historically have been more volatile than other securities, especially over the short term, and they may be more negatively affected than other companies by market or economic downturns.


Smaller and Midsize Companies

While smaller and midsize companies may offer substantial opportunities for capital growth, they also involve substantial risks and should be considered speculative. Historically, smaller and midsize company securities have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of smaller and midsize companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller and midsize companies to changing economic conditions.

In addition, smaller and midsize companies may lack depth of management, be unable to generate funds necessary for growth or development, or be developing or marketing new products or services for which markets are not yet established and may never become established.

Initial public offerings (IPOs) of securities issued by unseasoned companies with little or no operating history are risky and their prices are highly volatile, but they can result in very large gains in their initial trading. Attractive IPOs are often oversubscribed and may not be available to the Fund, or may be available only in very limited quantities. Thus, when the Fund's size is smaller, any gains from IPOs will have an exaggerated impact on the Fund's performance than when the Fund is larger. Although IPO investments have had a positive impact on the Fund's performance in the past, there can be no assurance that the Fund will have favorable IPO investment opportunities in the future.

Sector Focus - Technology Companies

To the extent that the Fund has significant investments in one or a few sectors, it bears more risk than a fund which always maintains broad sector diversification.


Technology company stocks can be subject to abrupt or erratic price movements and have been volatile, especially over the short term, due to the rapid pace of product change and development affecting such companies, which may make a company's products or services obsolete in a short period of time. Technology companies are subject to significant competitive pressures, such as new market entrants, aggressive pricing, and tight profit margins. Electronic technology and technology services companies face the risks that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete.

The biotechnology and health technology industries are subject to extensive government regulation. These industries will be affected by government regulatory requirements, regulatory approval for new drugs and medical products, patent considerations, product liability, and similar matters. For example, in the past several years, the U.S. Congress has considered legislation concerning health care reform and changes to the U.S. Food and Drug Administration's (FDA) approval process, which would, if enacted, affect the biotechnology and health technology industries.


Portfolio Turnover

Because of the Fund's aggressive growth strategy, the Fund's portfolio turnover rate may be higher than that of other mutual funds. High portfolio turnover may involve additional expenses to the Fund, including transaction costs for purchases and sales of securities. These transactions may result in realization of taxable capital gains, including short-term capital gains, which are generally taxed at ordinary income tax rates.

Foreign Securities


Investing in foreign securities typically involves more risks than investing in U.S. securities. These risks can increase the potential for losses in the Fund and may include, among others, currency risks (fluctuations in currency exchange rates), country risks (political, diplomatic, regional conflicts, terrorism, war, social and economic instability, currency devaluations and policies that have the effect of limiting or restricting foreign investment or the movement of assets), unfavorable trading practices, less government supervision, less publicly available information, limited trading markets and greater volatility.


More detailed information about the Fund, its policies and risks can be found in the Fund's Statement of Additional Information (SAI).

A description of the Fund's policies and procedures regarding the release of portfolio holdings information is also available in the Fund's SAI. Portfolio holdings information can be viewed online at franklintempleton.com.

[Begin callout]
Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Mutual fund shares involve investment risks, including the possible loss of principal. [End callout]

Performance


This bar chart and table show the volatility of the Fund's returns, which is one indicator of the risks of investing in the Fund. The bar chart shows changes in the Fund's returns from year to year over the past seven calendar years. The table shows how the Fund's average annual total returns compare to those of a broad-based securities market index. Of course, past performance (before or after taxes) cannot predict or guarantee future results. All Fund performance assumes reinvestment of dividends and capital gains.

CLASS A ANNUAL TOTAL RETURNS(1)

[Insert bar graph]

   -25.83%    -22.59%   -35.74%    43.94%    17.31%    11.07%     6.76%
      00         01        02        03        04        05        06

                                      Year

Best Quarter:                                          Q4 '01          31.99%
Worst Quarter:                                         Q4 '00         -36.90%


AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 2006
                                                                           Since
                                                                       Inception
                                        1 Year         5 Years        (6/23/99)
--------------------------------------------------------------------------------
Franklin Aggressive Growth Fund -
Class A(2)
Return Before Taxes                         0.63%          3.93%          7.36%
Return After Taxes on Distributions
                                            0.63%          3.93%          7.23%
Return After Taxes on Distributions
and Sale of Fund Shares
                                            0.41%          3.38%          6.37%
S&P 500 Index(3)                            15.78%         6.19%          2.22%
Russell 3000 Growth Index(4)                9.46%          3.02%          -1.55%
(indices reflect no deduction for
fees, expenses, or taxes)

                                                                           Since
                                                                       Inception
                                        1 Year         5 Years        (6/23/99)
--------------------------------------------------------------------------------
Franklin Aggressive Growth Fund -
Class B(2)                                  1.97%          4.11%          7.52%
S&P 500 Index(3)                            15.78%         6.19%          2.22%
Russell 3000 Growth Index(4)                9.46%          3.02%          -1.55%

                                                                           Since
                                                                       Inception
                                        1 Year         5 Years        (6/23/99)
--------------------------------------------------------------------------------
Franklin Aggressive Growth Fund -
Class C(2)                                  4.99%          4.43%          7.48%
S&P 500 Index(3)                            15.78%         6.19%          2.22%
Russell 3000 Growth Index(4)                9.46%          3.02%          -1.55%

                                                                           Since
                                                                       Inception
                                        1 Year         5 Years        (6/23/99)
--------------------------------------------------------------------------------
Franklin Aggressive Growth Fund -
Class R(2,5)                                6.46%          4.93%          7.98%
S&P 500 Index(3)                            15.78%         6.19%          2.22%
Russell 3000 Growth Index(4)                9.46%          3.02%          -1.55%

                                                                           Since
                                                                       Inception
                                        1 Year         5 Years        (6/23/99)
--------------------------------------------------------------------------------
Franklin Aggressive Growth Fund -
Advisor Class                               7.04%          5.47%          8.54%
S&P 500 Index(3)                            15.78%         6.19%          2.22%
Russell 3000 Growth Index(4)                9.46%          3.02%          -1.55%


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your particular tax situation and may differ from those shown.


These after-tax return figures do not apply to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The Fund's past performance, before and after taxes, is not necessarily an indication of how it will perform in the future.

After-tax returns are shown only for Class A; after-tax returns for other classes of shares will vary.

1. Figures do not reflect sales charges. If they did, returns would be lower. As of June 30, 2007, the Fund's year-to-date return was 9.33% for Class A.
2. Figures reflect sales charges. Effective May 1, 2006, the Class R CDSC was discontinued. If this discontinuation of the CDSC would have been in effect for the calendar year 2005, the one-year return would have been higher.
3. Source: Standard & Poor's Micropal. The unmanaged Standard & Poor's 500 Index (S&P 500) consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The index includes reinvestment of any income or distributions. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.
4. Source: Standard & Poor's Micropal. The unmanaged Russell 3000(R) Growth Index is market capitalization weighted and measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The index includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.
5. Effective January 1, 2002, the Fund began offering Class R shares, which do not have initial sales charges. Performance quotations for this class reflect the following methods of calculation: (a) for periods prior to January 1, 2002, a restated figure is used based on the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, reflecting the Rule 12b-1 rate differential between Class A and R; and (b) for periods after January 1, 2002, actual Class R performance is used reflecting all charges and fees applicable to that class.


Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


SHAREHOLDER FEES             (fees paid directly from your investment)

                           Class A     Class B(4)  Class C     Class R   Advisor
                                                                         Class
--------------------------------------------------------------------------------

Maximum sales charge       5.75%(2)    4.00%       1.00%       None      None
(load) as a percentage of
offering price
  Load imposed on          5.75%(2)    None        None        None      None
purchases
  Maximum deferred sales   None(3)     4.00%(5)    1.00%       None      None
charge (load)
  Redemption fee on        2.00%       2.00%       2.00%       2.00%     2.00%
shares sold within 7
calendar days following
their purchase date(1)

Please see "Choosing a Share Class" on page 80 for an explanation of how and when these sales charges apply.

ANNUAL FUND OPERATING EXPENSES (expenses deducted from Fund assets)

                           Class A     Class B(4)  Class C     Class R   Advisor
                                                                         Class
--------------------------------------------------------------------------------
Management fees(6)            0.50%       0.50%       0.50%       0.50%   0.50%
Distribution and service
(12b-1) fees                  0.29%       0.99%       1.00%       0.50%   None
Other expenses                0.61%       0.61%       0.61%       0.61%   0.61%
Acquired fund fees and
expenses(7)                   0.02%       0.02%       0.02%       0.02%   0.02%
Total annual Fund
operating expenses(6)         1.42%       2.12%       2.13%       1.63%   1.13%
Management fee
reduction(6)                 -0.02%      -0.02%      -0.02%      -0.02%  -0.02%
Net annual Fund operating
expenses(6,7)                 1.40%       2.10%       2.11%       1.61%   1.11%
                           =====================================================

1. The redemption fee is calculated as a percentage of the amount redeemed (using standard rounding criteria), and may be charged when you sell or exchange your shares or if your shares are involuntarily redeemed. The fee is retained by the Fund and generally withheld from redemption proceeds. For more details, see "Redemption Fee" section.
2. The dollar amount of the sales charge is the difference between the offering price of the shares purchased (which factors in the applicable sales charge in this table) and the net asset value of those shares. Since the offering price is calculated to two decimal places using standard rounding criteria, the number of shares purchased and the dollar amount of the sales charge as a percentage of the offering price and of your net investment may be higher or lower depending on whether there was a downward or upward rounding.
3. There is a 1% contingent deferred sales charge that applies to investments of $1 million or more (see page 85) and purchases by certain retirement plans without an initial sales charge.
4. New or additional investments into Class B are no longer permitted. Existing shareholders of Class B shares may continue as Class B shareholders, continue to reinvest dividends into Class B shares and exchange their Class B shares for Class B shares of other Franklin Templeton funds as permitted by the current exchange privileges.
5. Declines to zero after six years.
6. The manager had agreed in advance to reduce its fee to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund. This reduction is required by the Fund's board of trustees and an exemptive order by the Securities and Exchange Commission.
7. Net annual Fund operating expenses differ from the ratio of expenses to average net assets shown in the Financial Highlights, which reflect the operating expenses of the Fund and do not include acquired fund fees and expenses.


Example

This example can help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:

o You invest $10,000 for the periods shown;
o Your investment has a 5% return each year; and
o The Fund's operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                1 Year       3 Years      5 Years      10 Years
--------------------------------------------------------------------------------
If you sell your shares
at the end of the period:
Class A                         $709(1)      $993         $1,297       $2,158
Class B                         $613         $958         $1,329       $2,435(2)
Class C                         $314         $661         $1,134       $2,441
Class R                         $164         $508         $876         $1,911
Advisor Class                   $113         $353         $612         $1,352
If you do not sell
your shares:
Class B                         $213         $658         $1,129       $2,435(2)
Class C                         $214         $661         $1,134       $2,441

1. Assumes a contingent deferred sales charge (CDSC) will not apply.
2. Assumes conversion of Class B shares to Class A shares after eight years, lowering your annual expenses from that time on.

Management

Franklin Advisers, Inc. (Advisers), One Franklin Parkway, San
Mateo, CA 94403-1906, is the Fund's investment manager. Together,
Advisers and its affiliates manage over $621 billion in assets.


The Fund is managed by a team of dedicated professionals focused on investments in equity securities of companies demonstrating accelerating growth, increasing profitability, or above average growth or growth potential as compared with the overall economy. The portfolio managers of the team are as follows:


GRANT BOWERS, Vice President of Advisers
Mr. Bowers has been a manager of the Fund since March 2007. He has primary responsibility for the investments of the Fund. He has final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time. He joined Franklin Templeton Investments in 1993.


CONRAD B. HERRMANN CFA, Senior Vice President of Advisers
Mr. Herrmann has been a manager of the Fund since its inception, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. He joined Franklin Templeton Investments in 1989.

RAYMOND CHAN CFA, Portfolio Manager of Advisers
Mr. Chan has been a manager of the Fund since 2006, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. He joined Franklin Templeton Investments in 1996.

The Fund's SAI provides additional information about the portfolio managers'

compensation, other accounts that they manage and their ownership of Fund shares.

The Fund pays Advisers a fee for managing the Fund's assets. For the fiscal year ended April 30, 2007, management fees, before any reduction, were 0.50% of the Fund's average daily net assets. Under an agreement by the manager to reduce its fees to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund, the Fund paid 0.48% of its average daily net assets to the manager for its services. This reduction is required by the Fund's board of trustees and an exemptive order by the Securities and Exchange Commission.


Financial Highlights

This table presents the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gains. This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.



FRANKLIN AGGRESSIVE GROWTH FUND

                                                 ----------------------------------------------------------------
                                                                       YEAR ENDED APRIL 30,
CLASS A                                              2007          2006          2005          2004          2003
                                                 ----------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ..........    $  18.30      $  13.33      $  12.57      $   9.50      $  12.39
                                                 ----------------------------------------------------------------
Income from investment operations a:

 Net investment income (loss) b .............       (0.12)        (0.15)        (0.14)        (0.15)        (0.13)

 Net realized and unrealized gains (losses) .        0.36          5.12          0.90          3.22         (2.76)
                                                 ----------------------------------------------------------------
Total from investment operations ............        0.24          4.97          0.76          3.07         (2.89)
                                                 ----------------------------------------------------------------
Redemption fees .............................          -- d          -- d          -- d          --            --
                                                 ----------------------------------------------------------------
Net asset value, end of year ................    $  18.54      $  18.30      $  13.33      $  12.57      $   9.50
                                                 ================================================================

Total return c ..............................        1.31%        37.28%         6.05%        32.32%       (23.33)%

RATIOS TO AVERAGE NET ASSETS

Expenses ....................................        1.38% e       1.39% e       1.51% e       1.62%         1.80%

Net investment income (loss) ................       (0.70)%       (0.92)%       (1.05)%       (1.26)%       (1.35)%

SUPPLEMENTAL DATA

Net assets, end of year (000's) .............    $105,407      $113,713      $ 80,611      $ 86,983      $ 67,934

Portfolio turnover rate .....................      176.15%       183.31%       157.48%       114.66%        93.49%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d     Amount rounds to less than $0.01 per share.

e     Benefit of expense reduction rounds to less than 0.01%.

                                                 ----------------------------------------------------------------
                                                                         YEAR ENDED APRIL 30,
CLASS B                                              2007          2006          2005          2004          2003
                                                 ----------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ..........    $  17.53      $  12.87      $  12.22      $   9.30      $  12.20
                                                 ----------------------------------------------------------------
Income from investment operations a:

 Net investment income (loss) b .............       (0.23)        (0.26)        (0.23)        (0.22)        (0.19)

 Net realized and unrealized gains (losses) .        0.34          4.92          0.88          3.14         (2.71)
                                                 ----------------------------------------------------------------
Total from investment operations ............        0.11          4.66          0.65          2.92         (2.90)
                                                 ----------------------------------------------------------------
Redemption fees .............................          -- d          -- d          -- d          --            --
                                                 ----------------------------------------------------------------
Net asset value, end of year ................    $  17.64      $  17.53      $  12.87      $  12.22      $   9.30
                                                 ================================================================

Total return c ..............................        0.63%        36.21%         5.32%        31.40%       (23.77)%

RATIOS TO AVERAGE NET ASSETS

Expenses ....................................        2.08% e       2.13% e       2.21% e       2.28%         2.47%

Net investment income (loss) ................       (1.40)%       (1.66)%       (1.75)%       (1.92)%       (2.02)%

SUPPLEMENTAL DATA

Net assets, end of year (000's) .............    $ 15,638      $ 19,508      $ 17,017      $ 18,059      $ 13,100

Portfolio turnover rate .....................      176.15%       183.31%       157.48%       114.66%        93.49%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d     Amount rounds to less than $0.01 per share.

e     Benefit of expense reduction rounds to less than 0.01%.

                                                 ----------------------------------------------------------------
                                                                       YEAR ENDED APRIL 30,
CLASS C                                              2007          2006          2005          2004          2003
                                                 ----------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ..........    $  17.49      $  12.84      $  12.19      $   9.28      $  12.18
                                                 ----------------------------------------------------------------
Income from investment operations a:

 Net investment income (loss) b .............       (0.23)        (0.26)        (0.23)        (0.22)        (0.19)

 Net realized and unrealized gains (losses) .        0.35          4.91          0.88          3.13         (2.71)
                                                 ----------------------------------------------------------------
Total from investment operations ............        0.12          4.65          0.65          2.91         (2.90)
                                                 ----------------------------------------------------------------
Redemption fees .............................          -- d          -- d          -- d          --            --
                                                 ----------------------------------------------------------------
Net asset value, end of year ................    $  17.61      $  17.49      $  12.84      $  12.19      $   9.28
                                                 ================================================================

Total return c ..............................        0.69%        36.21%         5.33%        31.36%       (23.81)%

RATIOS TO AVERAGE NET ASSETS

Expenses ....................................        2.09% e       2.14% e       2.22% e       2.29%         2.48%

Net investment income (loss) ................       (1.41)%       (1.67)%       (1.76)%       (1.93)%       (2.03)%

SUPPLEMENTAL DATA

Net assets, end of year (000's) .............    $ 31,518      $ 31,167      $ 24,450      $ 30,054      $ 25,660

Portfolio turnover rate .....................      176.15%       183.31%       157.48%       114.66%        93.49%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d     Amount rounds to less than $0.01 per share.

e     Benefit of expense reduction rounds to less than 0.01%.

                                                 ----------------------------------------------------------------
                                                                        YEAR ENDED APRIL 30,
CLASS R                                              2007          2006          2005          2004          2003
                                                 ----------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ..........    $  18.12      $  13.24      $  12.51      $   9.47      $  12.38
                                                 ----------------------------------------------------------------
Income from investment operations a:

 Net investment income (loss) b .............       (0.16)        (0.19)        (0.17)        (0.17)        (0.14)

 Net realized and unrealized gains (losses) .        0.37          5.07          0.90          3.21         (2.77)
                                                 ----------------------------------------------------------------
Total from investment operations ............        0.21          4.88          0.73          3.04         (2.91)
                                                 ----------------------------------------------------------------
Redemption fees .............................          -- d          -- d          -- d          --            --
                                                 ----------------------------------------------------------------
Net asset value, end of year ................    $  18.33      $  18.12      $  13.24      $  12.51      $   9.47
                                                 ================================================================

Total return c ..............................        1.16%        36.86%         5.84%        32.10%       (23.51)%

RATIOS TO AVERAGE NET ASSETS

Expenses ....................................        1.59% e       1.64% e       1.72% e       1.79%         1.98%

Net investment income (loss) ................       (0.91)%       (1.17)%       (1.26)%       (1.43)%       (1.53)%

SUPPLEMENTAL DATA

Net assets, end of year (000's) .............    $  7,413      $  5,171      $  3,041      $  1,761      $    608

Portfolio turnover rate .....................      176.15%       183.31%       157.48%       114.66%        93.49%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d     Amount rounds to less than $0.01 per share.

e     Benefit of expense reduction rounds to less than 0.01%.

                                                 ----------------------------------------------------------------
                                                                       YEAR ENDED APRIL 30,
ADVISOR CLASS                                        2007          2006          2005          2004          2003
                                                 ----------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ..........    $  18.68      $  13.58      $  12.77      $   9.62      $  12.51
                                                 ----------------------------------------------------------------
Income from investment operations a:
 Net investment income (loss) b .............       (0.07)        (0.11)        (0.10)        (0.11)        (0.10)

 Net realized and unrealized gains (losses) .        0.38          5.21          0.91          3.26         (2.79)
                                                 ----------------------------------------------------------------
Total from investment operations ............        0.31          5.10          0.81          3.15         (2.89)
                                                 ----------------------------------------------------------------
Redemption fees .............................          -- c          -- c          -- c          --            --
                                                 ----------------------------------------------------------------
Net asset value, end of year ................    $  18.99      $  18.68      $  13.58      $  12.77      $   9.62
                                                 ================================================================

Total return ................................        1.66%        37.56%         6.34%        32.74%       (23.10)%

RATIOS TO AVERAGE NET ASSETS

Expenses ....................................        1.09% d       1.14% d       1.22% d       1.29%         1.48%

Net investment income (loss) ................       (0.41)%       (0.67)%       (0.76)%       (0.93)%       (1.03)%

SUPPLEMENTAL DATA

Net assets, end of year (000's) .............    $ 85,486      $ 36,744      $ 22,731      $ 22,374      $ 17,369

Portfolio turnover rate .....................      176.15%       183.31%       157.48%       114.66%        93.49%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c     Amount rounds to less than $0.01 per share.

d     Benefit of expense reduction rounds to less than 0.01%.

Franklin Flex Cap Growth Fund

Goal and Strategies

Goal

The Fund's investment goal is capital appreciation.

Main Investment Strategies

Under normal market conditions, the Fund invests predominantly in equity securities of companies that the manager believes have the potential for capital appreciation. The Fund has the flexibility to invest in companies located, headquartered, or operating inside and outside the United States, across the entire market capitalization spectrum from small, emerging growth companies to well-established, large-cap companies.


A substantial portion of the Fund's investments may be in smaller and mid-size companies.


[Begin callout]
The Fund invests predominantly in equity securities of companies across the entire market capitalization spectrum that the manager believes have the potential for capital appreciation.
[End callout]

An equity security, or stock, represents a proportionate share of the ownership of a company; its value is based on the success of the company's business, any income paid to stockholders, the value of its assets, and general market conditions. Common stocks and preferred stocks are examples of equity securities.

When suitable opportunities are available, the Fund may invest in initial public offerings of securities.

Portfolio Selection

The manager is a research driven, fundamental investor, pursuing a growth strategy. As a "bottom-up" investor focusing primarily on individual securities, the manager looks for companies whose current market price, in the manager's opinion, does not reflect future growth prospects. The manager believes that its independent research and consistently applied investment philosophy and methodology for discovering growth companies are what make it unique and successful over the long term. The manager chooses companies that have identifiable drivers of future earnings growth and present, in the manager's opinion, the best trade-off between that potential earnings growth, business and financial risk, and valuation. The manager's philosophy includes favoring companies that have competitive advantages through leading-edge products, intellectual property, product positioning, unique market niches, brand identity, solid management teams, strong balance sheets, above average or rising margins, and strong returns on capital invested in the business.

In choosing equity investments, the Fund's manager considers such factors as the financial strength of the company, the expertise of management, the growth potential of the company within the industry, and the growth potential of the industry itself. In evaluating sector weightings in the Fund's investment portfolio, the manager considers, but may deviate from, the relative weightings of sectors in the Russell 3000(R) Growth Index. Consequently, the Fund, from time to time, may have significant positions in particular sectors such as technology (including electronic technology, technology services, biotechnology and health care technology).

Temporary Investments

When the manager believes market or economic conditions are unfavorable for investors, the manager may invest up to 100% of the Fund's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Temporary defensive investments generally may include short-term U.S. government securities, money market fund shares, high-grade commercial paper, bank obligations, repurchase agreements and other money market instruments. The manager also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. In these circumstances, the Fund may be unable to achieve its investment goal.

Main Risks

Stocks

Stocks historically have outperformed other types of investments over the long term. Individual stock prices, however, tend to go up and down more dramatically. These price movements may result from factors affecting individual companies or industries, or the securities market as a whole. A slower-growth or recessionary economic environment could have an adverse effect on the price of the various stocks held by the Fund. In addition, rising interest rates generally have a dampening effect on the stock market.

[Begin callout]
Because the securities the Fund holds fluctuate in price, the value of your investment in the Fund will go up and down. You could lose money.
[End callout]


Growth Style Investing

Growth stock prices reflect projections of future earnings or revenues, and can, therefore, fall dramatically if the company fails to meet those projections. Growth stocks may be more expensive relative to their current earnings or assets compared to value or other stocks, and if earnings growth expectations moderate, their valuations may return to more typical norms, causing their stock prices to fall. Prices of these companies' securities may be more volatile than other securities, particularly over the short term.

Smaller and Midsize Companies

While smaller and midsize companies may offer substantial opportunities for capital growth, they also involve substantial risks and should be considered speculative. Historically, smaller and midsize company securities have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of smaller and midsize companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller and midsize companies to changing economic conditions.

In addition, smaller and midsize companies may lack depth of management, be unable to generate funds necessary for growth or development, or be developing or marketing new products or services for which markets are not yet established and may never become established.


Sector Focus - Technology Companies

To the extent that the Fund has significant investments in one or a few sectors, it bears more risk than a fund which always maintains broad sector diversification.

Technology company stocks can be subject to abrupt or erratic price movements and have been volatile, especially over the short term, due to the rapid pace of product change and development affecting such companies, which may make a company's products or services obsolete in a short period of time. Technology companies are subject to significant competitive pressures, such as new market entrants, aggressive pricing, and tight profit margins. Electronic technology and technology services companies face the risks that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. The biotechnology and health technology industries are subject to extensive government regulation. These industries will be affected by government regulatory requirements, regulatory approval for new drugs and medical products, patent considerations, product liability, and similar matters. For example, in the past several years, the U.S. Congress has considered legislation concerning health care reform and changes to the U.S. Food and Drug Administration's (FDA) approval process, which would, if enacted, affect the biotechnology and health technology industries.


More detailed information about the Fund, its policies and risks can be found in the Fund's Statement of Additional Information (SAI).

A description of the Fund's policies and procedures regarding the release of portfolio holdings information is also available in the Fund's SAI. Portfolio holdings information can be viewed online at franklintempleton.com.

[Begin callout]
Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Mutual fund shares involve investment risks, including the possible loss of principal. [End callout]

Performance


This bar chart and table show the volatility of the Fund's returns, which is one indicator of the risks of investing in the Fund. The bar chart shows changes in the Fund's returns from year to year over the past 10 calendar years. The table shows how the Fund's average annual total returns compare to those of a broad-based securities market index. Of course, past performance (before or after taxes) cannot predict or guarantee future results. All Fund performance assumes reinvestment of dividends and capital gains.

CLASS A ANNUAL TOTAL RETURNS(1)

[Insert bar graph]

15.71%  10.72%  95.17%  -7.04%  -23.23%  -24.94%  40.48%   12.96%   6.21%  5.76%
  97      98      99      00      01       02       03       04       05     06

                                      Year

Best Quarter:                                          Q4 '99          56.36%
Worst Quarter:                                         Q1 '01         -25.99%


AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 2006

                                           1 Year        5 Years      10 Years
--------------------------------------------------------------------------------
Franklin Flex Cap Growth
Fund - Class A(2)
Return Before Taxes                     -0.32%         4.75%         8.45%
Return After Taxes on Distributions     -0.33%         4.74%         7.97%
Return After Taxes on Distributions
and Sale of Fund Shares                 -0.18%         4.09%         7.19%
S&P 500 Index(3)                        15.78%         6.19%         8.42%
Russell 3000 Growth Index(4)             9.46%         3.02%         5.34%
(indices reflect no deduction for
fees, expenses, or taxes)

                                                                   Since
                                                                 Inception
                                      1 Year        5 Years      (1/1/99)
-----------------------------------------------------------------------------
Franklin Flex Cap Growth
Fund - Class B(2)                   0.99%         4.88%         7.28%
S&P 500 Index(3)                   15.78%         6.19%         3.42%
Russell 3000 Growth Index(4)        9.46%         3.02%        -0.40%


                                      1 Year        5 Years      10 Years
-----------------------------------------------------------------------------
Franklin Flex Cap Growth
Fund - Class C(2)                   3.98%         5.21%         8.28%
S&P 500 Index(3)                   15.78%         6.19%         8.42%
Russell 3000 Growth Index(4)        9.46%         3.02%         5.34%


                                      1 Year        5 Years      10 Years
-----------------------------------------------------------------------------
Franklin Flex Cap Growth
Fund - Class R(2,5)                 5.49%         5.74%         8.81%
S&P 500 Index(3)                   15.78%         6.19%         8.42%
Russell 3000 Growth Index(4)        9.46%         3.02%         5.34%


                                      1 Year        5 Years      10 Years
-----------------------------------------------------------------------------
Franklin Flex Cap Growth
Fund - Advisor Class(6)
                                    6.03%         6.12%         9.15%
S&P 500 Index(3)                   15.78%         6.19%         8.42%
Russell 3000 Growth Index(4)        9.46%         3.02%         5.34%


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your particular tax situation and may differ from those shown.


These after-tax return figures do not apply to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The Fund's past performance, before and after taxes, is not necessarily an indication of how it will perform in the future.

After-tax returns are shown only for Class A; after-tax returns for other classes of shares will vary.

1. Figures do not reflect sales charges. If they did, returns would be lower. As of June 30, 2007, the Fund's year-to-date return was 9.20% for Class A.
2. Figures reflect sales charges. Effective May 1, 2006, the Class R CDSC was discontinued. If this discontinuation of the CDSC would have been in effect for the calendar year 2005, the one-year return would have been higher.
3. Source: Standard & Poor's Micropal. The unmanaged Standard & Poor's 500 Index (S&P 500) consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The index includes reinvestment of any income or distributions. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.
4. Source: Standard & Poor's Micropal. The unmanaged Russell 3000(R) Growth Index is market capitalization weighted and measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The index includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.
5. Effective January 1, 2002, the Fund began offering Class R shares, which do not have initial sales charges. Performance quotations for this class reflect the following methods of calculation: (a) for periods prior to January 1, 2002, a restated figure is used based on the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, reflecting the Rule 12b-1 rate differential between Class A and R; and (b) for periods after January 1, 2002, actual Class R performance is used reflecting all charges and fees applicable to that class.
6. Effective August 2, 2004, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) for periods prior to August 2, 2004, a restated figure is used based on the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after August 2, 2004, actual Advisor Class performance is used reflecting all charges and fees applicable to that class.


Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


SHAREHOLDER FEES             (fees paid directly from your investment)

                           Class A      Class B(4) Class C     Class R   Advisor
                                                                           Class
--------------------------------------------------------------------------------
Maximum sales charge
(load) as a
percentage of offering     5.75%(2)     4.00%      1.00%       None        None
price
  Load imposed on          5.75%(2)     None       None        None        None
purchases
  Maximum deferred sales   None(3)      4.00%(5)   1.00%       None        None
charge (load)
  Redemption fee on        2.00%        2.00%      2.00%       2.00%       2.00%
shares sold within 7
calendar days following
their purchase date(1)

Please see "Choosing a Share Class" on page 80 for an explanation of how and when these sales charges apply.

ANNUAL FUND OPERATING EXPENSES (expenses deducted from Fund assets)

                           Class A      Class B(4) Class C     Class R   Advisor
                                                                           Class
--------------------------------------------------------------------------------
Management fees(6)          0.46%        0.46%      0.46%       0.46%      0.46%
Distribution and service
(12b-1) fees                0.25%        1.00%      0.98%       0.50%       None
Other expenses              0.26%        0.26%      0.26%       0.26%      0.26%
Acquired fund fees and
expenses(7)                 0.01%        0.01%      0.01%       0.01%      0.01%
Total annual Fund
operating expenses(6)       0.98%        1.73%      1.71%       1.23%      0.73%
Management fee
reduction(6)               -0.01%       -0.01%     -0.01%      -0.01%     -0.01%
Net annual Fund operating
expenses(6,7)               0.97%        1.72%      1.70%       1.22%      0.72%
                           -----------------------------------------------------

1. The redemption fee is calculated as a percentage of the amount redeemed (using standard rounding criteria), and may be charged when you sell or exchange your shares or if your shares are involuntarily redeemed. The fee is retained by the Fund and generally withheld from redemption proceeds. For more details, see "Redemption Fee" section.
2. The dollar amount of the sales charge is the difference between the offering price of the shares purchased (which factors in the applicable sales charge in this table) and the net asset value of those shares. Since the offering price is calculated to two decimal places using standard rounding criteria, the number of shares purchased and the dollar amount of the sales charge as a percentage of the offering price and of your net investment may be higher or lower depending on whether there was a downward or upward rounding.
3. There is a 1% contingent deferred sales charge that applies to investments of $1 million or more (see page 85) and purchases by certain retirement plans without an initial sales charge.
4. New or additional investments into Class B are no longer permitted. Existing shareholders of Class B shares may continue as Class B shareholders, continue to reinvest dividends into Class B shares and exchange their Class B shares for Class B shares of other Franklin Templeton funds as permitted by the current exchange privileges.
5. Declines to zero after six years.
6. The manager had agreed in advance to reduce its fee to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund. This reduction is required by the Fund's board of trustees and an exemptive order by the Securities and Exchange Commission.
7. Net annual Fund operating expenses differ from the ratio of expenses to average net assets shown in the Financial Highlights, which reflect the operating expenses of the Fund and do not include acquired fund fees and expenses.


Example

This example can help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:

o You invest $10,000 for the periods shown;
o Your investment has a 5% return each year; and
o The Fund's operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                              1 Year       3 Years      5 Years      10 Years
--------------------------------------------------------------------------------
If you sell your shares at
the end of the period:
Class A                       $668(1)      $866         $1,080       $1,696
Class B                       $575         $842         $1,133       $2,034(2)
Class C                       $273         $536         $923         $2,009
Class R                       $124         $387         $670         $1,477
Advisor Class                 $74          $230         $401         $894
If you do not sell
your shares:
Class B                       $175         $542         $933         $2,034(2)
Class C                       $173         $536         $923         $2,009

1. Assumes a contingent deferred sales charge (CDSC) will not apply.
2. Assumes conversion of Class B shares to Class A shares after eight years, lowering your annual expenses from that time on.


Management

Franklin Advisers, Inc. (Advisers), One Franklin Parkway, San
Mateo, CA 94403-1906, is the Fund's investment manager. Together,
Advisers and its affiliates manage over $621 billion in assets.

The Fund is managed by a team of dedicated professionals focused on investments in equity securities of companies demonstrating accelerating growth, increasing profitability, or above average growth or growth potential as compared with the overall economy. The portfolio managers of the team are as follows:

CONRAD B. HERRMANN CFA, Senior Vice President of Advisers
Mr. Herrmann has been a manager of the Fund since 1993. He has primary responsibility for the investments of the Fund. He has final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time. He joined Franklin Templeton Investments in 1989.

MATT MOBERG CPA, Vice President of Advisers
Mr. Moberg has been a manager of the Fund since 2000, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. He joined Franklin Templeton Investments in 1998.

RAYMOND CHAN CFA, Portfolio Manager of Advisers
Mr. Chan has been a manager of the Fund since 2000, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. He joined Franklin Templeton Investments in 1996.

The Fund's SAI provides additional information about the portfolio managers' compensation, other accounts that they manage and their ownership of Fund shares.

The Fund pays Advisers a fee for managing the Fund's assets. For the fiscal year ended April 30, 2007, management fees, before any reduction, were 0.46% of the Fund's average daily net assets. Under an agreement by the manager to reduce its fees to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund, the Fund paid 0.45% of its average daily net assets to the manager for its services. This reduction is required by the Fund's board of trustees and an exemptive order by the Securities and Exchange Commission.

Financial Highlights

This table presents the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gains. This information has been has been derived from the financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.

FRANKLIN FLEX CAP GROWTH FUND

                                                 ------------------------------------------------------------------------------
                                                                                YEAR ENDED APRIL 30,
CLASS A                                                 2007             2006            2005             2004             2003
                                                 ------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ..........    $     42.45      $     35.26     $     33.76      $     25.56      $     30.71
                                                 ------------------------------------------------------------------------------
Income from investment operations a:

 Net investment income (loss) b .............           0.06             0.11           (0.10)           (0.09)           (0.08)

 Net realized and unrealized gains (losses) .           2.70             7.08            1.60             8.29            (5.07)
                                                 ------------------------------------------------------------------------------
Total from investment operations ............           2.76             7.19            1.50             8.20            (5.15)
                                                 ------------------------------------------------------------------------------
Less distributions from net investment income          (0.06)              --              --               --               --
                                                 ------------------------------------------------------------------------------
Redemption fees .............................             -- d             -- d            -- d             --               --
                                                 ------------------------------------------------------------------------------
Net asset value, end of year ................    $     45.15      $     42.45     $     35.26      $     33.76      $     25.56
                                                 ==============================================================================

Total return c ..............................           6.50%           20.39%           4.44%           32.08%          (16.77)%

RATIOS TO AVERAGE NET ASSETS

Expenses ....................................           0.96% e          0.93% e         0.96% e          1.01%            1.07%

Net investment income (loss) ................           0.15%            0.27%          (0.29)%          (0.29)%          (0.31)%

SUPPLEMENTAL DATA

Net assets, end of year (000's) .............    $ 1,977,605      $ 2,070,364     $ 1,505,342      $ 1,456,685      $ 1,025,348

Portfolio turnover rate .....................          62.54%           66.63%          41.91%           39.92%           32.93%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d     Amount rounds to less than $0.01 per share.

e     Benefit of expense reduction rounds to less than 0.01%.

                                                 ------------------------------------------------------------------------------
                                                                               YEAR ENDED APRIL 30,
CLASS B                                                 2007             2006            2005             2004             2003
                                                 ------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ..........    $     40.14      $     33.59     $     32.40      $     24.72      $     29.92
                                                 ------------------------------------------------------------------------------
Income from investment operations a:

 Net investment income (loss) b .............          (0.23)           (0.19)          (0.35)           (0.31)           (0.26)

 Net realized and unrealized gains (losses) .           2.52             6.74            1.54             7.99            (4.94)
                                                 ------------------------------------------------------------------------------
Total from investment operations ............           2.29             6.55            1.19             7.68            (5.20)
                                                 ------------------------------------------------------------------------------
Redemption fees .............................             -- d             -- d            -- d             --               --
                                                 ------------------------------------------------------------------------------
Net asset value, end of year ................    $     42.43      $     40.14     $     33.59      $     32.40      $     24.72
                                                 ==============================================================================

Total return c ..............................           5.71%           19.50%           3.67%           31.07%          (17.38)%

RATIOS TO AVERAGE NET ASSETS

Expenses ....................................           1.71% e          1.68% e         1.70% e          1.76%            1.82%

Net investment income (loss) ................          (0.60)%          (0.48)%         (1.03)%          (1.04)%          (1.06)%

SUPPLEMENTAL DATA

Net assets, end of year (000's) .............    $   118,806      $   143,477     $   136,052      $   134,589      $    92,632

Portfolio turnover rate .....................          62.54%           66.63%          41.91%           39.92%           32.93%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d     Amount rounds to less than $0.01 per share.

e     Benefit of expense reduction rounds to less than 0.01%.

                                                 ------------------------------------------------------------------------------
                                                                               YEAR ENDED APRIL 30,
CLASS C                                                 2007             2006            2005             2004             2003
                                                 ------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ..........    $     40.22      $     33.66     $     32.47      $     24.77      $     29.98
                                                 ------------------------------------------------------------------------------
Income from investment operations a:

 Net investment income (loss) b .............          (0.23)           (0.18)          (0.35)           (0.31)           (0.26)

 Net realized and unrealized gains (losses) .           2.53             6.74            1.54             8.01            (4.95)
                                                 ------------------------------------------------------------------------------
Total from investment operations ............           2.30             6.56            1.19             7.70            (5.21)
                                                 ------------------------------------------------------------------------------
Redemption fees .............................             -- d             -- d            -- d             --               --
                                                 ------------------------------------------------------------------------------
Net asset value, end of year ................    $     42.52      $     40.22     $     33.66      $     32.47      $     24.77
                                                 ==============================================================================

Total return c ..............................           5.72%           19.49%           3.67%           31.09%          (17.38)%

RATIOS TO AVERAGE NET ASSETS

Expenses ....................................           1.69% e          1.68% e         1.71% e          1.76%            1.82%

Net investment income (loss) ................          (0.58)%          (0.48)%         (1.04)%          (1.04)%          (1.06)%

SUPPLEMENTAL DATA

Net assets, end of year (000's) .............    $   371,164      $   388,478     $   296,868      $   298,114      $   219,023

Portfolio turnover rate .....................          62.54%           66.63%          41.91%           39.92%           32.93%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d     Amount rounds to less than $0.01 per share.

e     Benefit of expense reduction rounds to less than 0.01%.

                                                 ------------------------------------------------------------------------------
                                                                               YEAR ENDED APRIL 30,
CLASS R                                                 2007             2006            2005             2004             2003
                                                 ------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ..........    $     42.01      $     34.98     $     33.57      $     25.49      $     30.68
                                                 ------------------------------------------------------------------------------
Income from investment operations a:

 Net investment income (loss) b .............          (0.04)            0.01           (0.19)           (0.18)           (0.16)

 Net realized and unrealized gains (losses) .           2.66             7.02            1.60             8.26            (5.03)
                                                 ------------------------------------------------------------------------------
Total from investment operations ............           2.62             7.03            1.41             8.08            (5.19)
                                                 ------------------------------------------------------------------------------
Less distributions from net investment income          (0.02)              --              --               --               --
                                                 ------------------------------------------------------------------------------
Redemption fees .............................             -- d             -- d            -- d             --               --
                                                 ------------------------------------------------------------------------------
Net asset value, end of year ................    $     44.61      $     42.01     $     34.98      $     33.57      $     25.49
                                                 ==============================================================================

Total return c ..............................           6.25%           20.07%           4.20%           31.70%          (16.92)%

RATIOS TO AVERAGE NET ASSETS

Expenses ....................................           1.21% e          1.18% e         1.21% e          1.26%            1.32%

Net investment income (loss) ................          (0.10)%           0.02%          (0.54)%          (0.54)%          (0.56)%

SUPPLEMENTAL DATA

Net assets, end of year (000's) .............    $    81,398      $    91,229     $    69,103      $    44,988      $    15,123

Portfolio turnover rate .....................          62.54%           66.63%          41.91%           39.92%           32.93%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d     Amount rounds to less than $0.01 per share.

e     Benefit of expense reduction rounds to less than 0.01%.

                                                 -----------------------------------
                                                           YEAR ENDED APRIL 30,
ADVISOR CLASS                                        2007          2006       2005 e
                                                 -----------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..........    $  42.63      $  35.32     $  33.35
                                                 -----------------------------------
Income from investment operations a:

 Net investment income (loss) b .............        0.16          0.23        (0.01)

 Net realized and unrealized gains (losses) .        2.71          7.08         1.98
                                                 -----------------------------------
Total from investment operations ............        2.87          7.31         1.97
                                                 -----------------------------------
Less distributions from net investment income       (0.09)           --           --
                                                 -----------------------------------
Redemption fees .............................          -- c          -- c         -- c
                                                 -----------------------------------
Net asset value, end of year ................    $  45.41      $  42.63     $  35.32
                                                 ===================================

Total return ................................        6.77%        20.67%        5.91%

RATIOS TO AVERAGE NET ASSETS

Expenses ....................................        0.71% d       0.68% d      0.71% d,f

Net investment income (loss) ................        0.40%         0.52%       (0.04)% f

SUPPLEMENTAL DATA

Net assets, end of year (000's) .............    $297,856      $209,680     $ 71,193

Portfolio turnover rate .....................       62.54%        66.63%       41.91%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c     Amount rounds to less than $0.01 per share.

d     Benefit of expense reduction rounds to less than 0.01%.

e     For the period August 2, 2004 (effective date) to April 30, 2005.

f     Annualized.

Franklin Small Cap Growth Fund II

Effective July 10, 2002, the Fund was closed to all new investors. Initial purchases can only be made after the closure date by investors purchasing for participants of wrap programs with full investment discretion if the wrap program sponsor was invested in the Fund on the closure date, or by investors purchasing on behalf of an Employer Sponsored Retirement Plan if another Employer Sponsored Retirement Plan, sponsored by the same employer, was invested in the Fund on the closure date. If you are an existing investor in the Fund, you can continue to invest through exchanges and additional purchases, including purchases made through reinvestment of dividends or capital gains distributions. You can also transfer your Fund shares to a new account in the Fund. The Fund reserves the right to modify this policy at any time.

Goal and Strategies

Goal

The Fund's investment goal is long-term capital growth.

Main Investment Strategies

Under normal market conditions, the Fund invests at least 80% of its net assets in the equity securities of small cap companies. Shareholders will be given 60 days' advance notice of any change to this policy.


For this Fund, small cap companies are companies within the market capitalization range of companies in the Russell 2500(TM) Index, at the time of purchase, and mid cap companies are companies within the market capitalization range of companies in the Russell Midcap(R) Index, at the time of purchase. As of May 31, 2007, the market capitalization range of the Russell 2500(TM) Index was $261.8 million to $6.2 billion and the market capitalization range of the Russell Midcap(R) Index was $2.5 billion to $18.3 billion. Market capitalization is defined as share price multiplied by the number of common stock shares outstanding. In most instances, the manager intends to continue to hold an investment for further capital growth opportunities even if, through market appreciation, the company's market capitalization exceeds the small or mid cap measures described above.


[Begin callout]
The Fund invests most of its assets in common stocks of small cap
U.S. companies.
[End callout]

In addition to the Fund's main investments, the Fund may invest in equity securities of larger companies. When suitable opportunities are available, the Fund may invest in initial public offerings of securities. An equity security, or stock, represents a proportionate share of the ownership of a company; its value is based on the success of the company's business, any income paid to stockholders, the value of its assets, and general market conditions. Common stocks and preferred stocks are examples of equity securities.

Portfolio Selection

The manager is a research driven, fundamental investor, pursuing a growth strategy. As a "bottom-up" investor focusing primarily on individual securities, the manager looks for companies whose current market price, in the manager's opinion, does not reflect future growth prospects. The manager believes that its independent research and consistently applied investment philosophy and methodology for discovering growth companies are what make it unique and successful over the long term. The manager chooses companies that have identifiable drivers of future earnings growth and present, in the manager's opinion, the best trade-off between that potential earnings growth, business and financial risk, and valuation. The manager's philosophy includes favoring companies that have competitive advantages through leading-edge products, intellectual property, product positioning, unique market niches, brand identity, solid management teams, strong balance sheets, above average or rising margins, and strong returns on capital invested in the business.

In choosing equity investments, the Fund's manager considers such factors as the financial strength of the company, the expertise of management, the growth potential of the company within the industry, and the growth potential of the industry itself. Consequently, the Fund, from time to time, may have significant positions in particular sectors such as electronic technology.

Temporary Investments

When the manager believes market or economic conditions are unfavorable for investors, the manager may invest up to 100% of the Fund's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Temporary defensive investments generally may include short-term U.S. government securities, money market fund shares, high-grade commercial paper, bank obligations, repurchase agreements and other money market instruments. The manager also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. In these circumstances, the Fund may be unable to achieve its investment goal.

Main Risks

[Begin callout]
Because the securities the Fund holds fluctuate in price, the value of your investment in the Fund will go up and down. You could lose money.
[End callout]

Stocks

Stocks historically have outperformed other types of investments over the long term. Individual stock prices, however, tend to go up and down more dramatically. These price movements may result from factors affecting individual companies or industries, or the securities market as a whole. A slower-growth or recessionary economic environment could have an adverse effect on the price of the various stocks held by the Fund.

Growth Style Investing


Growth stock prices reflect projections of future earnings or revenues, and can, therefore, fall dramatically if the company fails to meet those projections. Growth stocks may be more expensive relative to their current earnings or assets compared to value or other stocks, and if earnings growth expectations moderate, their valuations may return to more typical norms, causing their stock prices to fall. Prices of these companies' securities may be more volatile than other securities, particularly over the short term.


Smaller Companies

While smaller companies may offer substantial opportunities for capital growth, they also involve substantial risks and should be considered speculative. Historically, smaller company securities have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions.

In addition, smaller companies may lack depth of management, be unable to generate funds necessary for growth or development, or be developing or marketing new products or services for which markets are not yet established and may never become established.

Initial public offerings (IPOs) of securities issued by unseasoned companies with little or no operating history are risky and their prices are highly volatile, but they can result in very large gains in their initial trading. Attractive IPOs are often oversubscribed and may not be available to the Fund, or only in very limited quantities. Thus, when the Fund's size is smaller, any gains from IPOs will have an exaggerated impact on the Fund's reported performance than when the Fund is larger. Although IPO investments have had a positive impact on the Fund's performance in the past, there can be no assurance that the Fund will have favorable IPO investment opportunities in the future.

Sector Focus - Technology Companies

To the extent that the Fund has significant investments in one or a few sectors, it bears more risk than a fund which maintains broad sector diversification. Conversely, to the extent the Fund limits its exposure to certain sectors, such as biotechnology, it may negatively impact the Fund's performance if such sectors experience greater growth than the sectors in which the Fund more heavily invests.


Technology company stocks can be subject to abrupt or erratic price movements and have been volatile, especially over the short term, due to the rapid pace of product change and development affecting such companies, which may make a company's products or services obsolete in a short period of time. Technology companies are subject to significant competitive pressures, such as new market entrants, aggressive pricing, and tight profit margins. Electronic technology companies face the risks that new equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete.

Foreign Securities

Investing in foreign securities typically involves more risks than investing in U.S. securities. These risks can increase the potential for losses in the Fund and may include, among others, currency risks (fluctuations in currency exchange rates), country risks (political, diplomatic, regional conflicts, terrorism, war, social and economic instability, currency devaluations and policies that have the effect of limiting or restricting foreign investment or the movement of assets), unfavorable trading practices, less government supervision, less publicly available information, limited trading markets and greater volatility.


Liquidity

Reduced liquidity affecting an individual security or an entire market may have an adverse impact on market price and the Fund's ability to sell particular securities when necessary to meet the Fund's liquidity needs or in response to a specific economic event.

More detailed information about the Fund, its policies and risks can be found in the Fund's Statement of Additional Information (SAI).

A description of the Fund's policies and procedures regarding the release of portfolio holdings information is also available in the Fund's SAI. Portfolio holdings information can be viewed online at franklintempleton.com.

[Begin callout]
Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Mutual fund shares involve investment risks, including the possible loss of principal. [End callout]

Performance


This bar chart and table show the volatility of the Fund's returns, which is one indicator of the risks of investing in the Fund. The bar chart shows changes in the Fund's returns from year to year over the past six calendar years. The table shows how the Fund's average annual total returns compare to those of a broad-based securities market index. Of course, past performance (before or after taxes) cannot predict or guarantee future results. All Fund performance assumes reinvestment of dividends and capital gains.

CLASS A ANNUAL TOTAL RETURNS(1)

[Insert bar graph]

  -3.33%     -27.25%    48.47%   11.07%    4.48%    9.46%
    01          02        03       04       05       06


                     Year

Best Quarter:                                          Q4 '01          26.86%
Worst Quarter:                                         Q3 '01         -25.98%



AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 2006
                                                                          Since
                                                                       Inception
                                                1 Year         5 Years  (5/1/00)
--------------------------------------------------------------------------------
Franklin Small Cap Growth Fund II - Class
A(2)
Return Before Taxes                              3.20%          5.28%     3.72%
Return After Taxes on Distributions              1.53%          4.93%     3.47%
Return After Taxes on Distributions and
Sale of Fund Shares                              3.96%          4.52%     3.19%
S&P 500 Index(3)                                15.78%          6.19%     1.30%
Russell 2000 Growth Index(4)                    13.35%          6.93%     0.03%
(indices reflect no deduction for fees,
expenses, or taxes)

                                                                          Since
                                                                       Inception
                                                1 Year         5 Years  (5/1/00)
--------------------------------------------------------------------------------
Franklin Small Cap Growth Fund II - Class
B(2)                                             4.76%          5.45%     3.92%
S&P 500 Index(3)                                15.78%          6.19%     1.30%
Russell 2000 Growth Index(4)                    13.35%          6.93%     0.03%

                                                                           Since
                                                                       Inception
                                                1 Year         5 Years  (5/1/00)
--------------------------------------------------------------------------------
Franklin Small Cap Growth Fund II - Class
C(2)                                             7.59%          5.75%     3.92%
S&P 500 Index(3)                                15.78%          6.19%     1.30%
Russell 2000 Growth Index(4)                    13.35%          6.93%     0.03%

                                                                           Since
                                                                       Inception
                                                1 Year         5 Years  (5/1/00)
--------------------------------------------------------------------------------
Franklin Small Cap Growth Fund II - Class
R(2,5)                                           9.14%          6.26%     4.41%
S&P 500 Index(3)                                15.78%          6.19%     1.30%
Russell 2000 Growth Index(4)                    13.35%          6.93%     0.03%

                                                                           Since
                                                                       Inception
                                                1 Year         5 Years  (5/1/00)
--------------------------------------------------------------------------------
Franklin Small Cap Growth Fund II -
Advisor Class                                    9.69%          6.82%     4.96%
S&P 500 Index(3)                                15.78%          6.19%     1.30%
Russell 2000 Growth Index(4)                    13.35%          6.93%     0.03%


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your particular tax situation and may differ from those shown.


These after-tax return figures do not apply to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The Fund's past performance, before and after taxes, is not necessarily an indication of how it will perform in the future.

After-tax returns are shown only for Class A; after-tax returns for other classes of shares will vary.

1. Figures do not reflect sales charges. If they did, returns would be lower. As of June 30, 2007, the Fund's year-to-date return was 9.90% for Class A.
2. Figures reflect sales charges. Effective May 1, 2006, the Class R CDSC was discontinued. If this discontinuation of the CDSC would have been in effect for the calendar year 2005, the one-year return would have been higher.
3. Source: Standard & Poor's Micropal. The unmanaged Standard & Poor's 500 Index (S&P 500) consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The index includes reinvestment of any income or distributions. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.
4. Source: Standard & Poor's Micropal. The unmanaged Russell 2000(R) Growth Index is market capitalization weighted and measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. It includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.
5. Effective January 1, 2002, the Fund began offering Class R shares, which do not have initial sales charges. Performance quotations for this class reflect the following methods of calculation: (a) for periods prior to January 1, 2002, a restated figure is used based on the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, reflecting the Rule 12b-1 rate differential between Class A and R; and (b) for periods after January 1, 2002, actual Class R performance is used reflecting all charges and fees applicable to that class.


Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


SHAREHOLDER FEES             (fees paid directly from your investment)

                           Class A     Class B(4)  Class C     Class R   Advisor
                                                                           Class
--------------------------------------------------------------------------------
Maximum sales charge
(load) as a
percentage of offering     5.75%(2)    4.00%       1.00%       None        None
price
  Load imposed on          5.75%(2)    None        None        None        None
purchases
  Maximum deferred sales   None(3)     4.00%(5)    1.00%       None        None
charge (load)
  Redemption fee on        2.00%       2.00%       2.00%       2.00%       2.00%
shares sold within 7
calendar days following
their purchase date(1)

Please see "Choosing a Share Class" on page 80 for an explanation of how and when these sales charges apply.

ANNUAL FUND OPERATING EXPENSES (expenses deducted from Fund assets)

                           Class A      Class B(4) Class C     Class R   Advisor
                                                                           Class
--------------------------------------------------------------------------------
Management fees            0.49%        0.49%      0.49%       0.49%       0.49%
Distribution and service
(12b-1) fees               0.24%        1.00%      0.99%       0.50%       None
Other expenses             0.47%        0.47%      0.47%       0.47%       0.47%
Acquired fund fees and
expenses(6)                0.05%        0.05%      0.05%       0.05%       0.05%
Total annual Fund
operating expenses(6)      1.25%        2.01%      2.00%       1.51%       1.01%

1. The redemption fee is calculated as a percentage of the amount redeemed (using standard rounding criteria), and may be charged when you sell or exchange your shares or if your shares are involuntarily redeemed. The fee is retained by the Fund and generally withheld from redemption proceeds. For more details, see "Redemption Fee" section.
2. The dollar amount of the sales charge is the difference between the offering price of the shares purchased (which factors in the applicable sales charge in this table) and the net asset value of those shares. Since the offering price is calculated to two decimal places using standard rounding criteria, the number of shares purchased and the dollar amount of the sales charge as a percentage of the offering price and of your net investment may be higher or lower depending on whether there was a downward or upward rounding.
3. There is a 1% contingent deferred sales charge that applies to investments of $1 million or more (see page 85) and purchases by certain retirement plans without an initial sales charge.
4. New or additional investments into Class B are no longer permitted. Existing shareholders of Class B shares may continue as Class B shareholders, continue to reinvest dividends into Class B shares and exchange their Class B shares for Class B shares of other Franklin Templeton funds as permitted by the current exchange privileges.
5. Declines to zero after six years.
6. Total annual Fund operating expenses differ from the ratio of expenses to average net assets shown in the Financial Highlights, which reflect the operating expenses of the Fund and do not include acquired fund fees and expenses.


Example

This example can help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:

o You invest $10,000 for the periods shown;
o Your investment has a 5% return each year; and
o The Fund's operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                               1 Year       3 Years      5 Years      10 Years
--------------------------------------------------------------------------------
If you sell your shares at
the end of the period:
Class A                        $695(1)      $949         $1,222       $1,999
Class B                        $604         $930         $1,283       $2,342(2)
Class C                        $303         $627         $1,078       $2,327
Class R                        $154         $477         $824         $1,802
Advisor Class                  $103         $322         $558         $1,236
If you do not sell
your shares:
Class B                        $204         $630         $1,083       $2,342(2)
Class C                        $203         $627         $1,078       $2,327

1. Assumes a contingent deferred sales charge (CDSC) will not apply.
2. Assumes conversion of Class B shares to Class A shares after eight years, lowering your annual expenses from that time on.


Management

Franklin Advisers, Inc. (Advisers), One Franklin Parkway, San
Mateo, CA 94403-1906, is the Fund's investment manager. Together,
Advisers and its affiliates manage over $621 billion in assets.


The Fund is managed by a team of dedicated professionals focused on investments in equity securities of companies demonstrating accelerating growth, increasing profitability, or above average growth or growth potential as compared with the overall economy. The portfolio managers of the team are as follows:

MICHAEL MCCARTHY, Senior Vice President of Advisers
Mr. McCarthy has been a manager of the Fund since its inception. He has primary responsibility for the investments of the Fund. He has final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time. He joined Franklin Templeton Investments in 1992.

BRAD CARRIS, Portfolio Manager of Advisers
Mr. Carris has been a manager of the Fund since 2004, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. He joined Franklin Templeton Investments in 2001.

ZACK PERRY CFA, Portfolio Manager of Advisers
Mr. Perry has been a manager of the Fund since 2004, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. He joined Franklin Templeton Investments in 1995.

The Fund's SAI provides additional information about the portfolio managers' compensation, other accounts that they manage and their ownership of Fund shares.


The Fund pays Advisers a fee for managing the Fund's assets. For the fiscal year ended April 30, 2007, the Fund paid 0.49% of its average daily net assets to the manager for its services.

Financial Highlights

This table presents the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gains. This information has been has been derived from the financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.

FRANKLIN SMALL CAP GROWTH FUND II

                                                 ----------------------------------------------------------------
                                                                       YEAR ENDED APRIL 30,
CLASS A                                              2007          2006          2005          2004          2003
                                                 ----------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ..........    $  13.90      $  10.63      $  10.55      $   7.46      $   9.79
                                                 ----------------------------------------------------------------
Income from investment operations a:

 Net investment income (loss) b .............       (0.10)        (0.08)        (0.09)        (0.07)        (0.06)

 Net realized and unrealized gains (losses) .        0.58          3.35          0.17          3.16         (2.27)
                                                 ----------------------------------------------------------------
Total from investment operations ............        0.48          3.27          0.08          3.09         (2.33)
                                                 ----------------------------------------------------------------
Less distributions from net realized gains ..       (1.33)           --            --            --            --
                                                 ----------------------------------------------------------------
Redemption fees .............................          -- d          -- d          -- d          --            --
                                                 ----------------------------------------------------------------
Net asset value, end of year ................    $  13.05      $  13.90      $  10.63      $  10.55      $   7.46
                                                 ================================================================

Total return c ..............................        4.02%        30.76%         0.76%        41.42%       (23.80)%

RATIOS TO AVERAGE NET ASSETS

Expenses ....................................        1.20% e       1.16% e       1.15% e          1.08%         1.32%

Net investment income (loss) ................       (0.77)%       (0.61)%       (0.84)%       (0.70)%       (0.76)%

SUPPLEMENTAL DATA

Net assets, end of year (000's) .............    $549,733      $693,084      $765,216      $908,599      $696,642

Portfolio turnover rate .....................       51.49%        44.34%        46.35%        47.08%        34.99%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d     Amount rounds to less than $0.01 per share.

e     Benefit of expense reduction rounds to less than 0.01%.

                                                 ----------------------------------------------------------------
                                                                        YEAR ENDED APRIL 30,
CLASS B                                              2007          2006          2005          2004          2003
                                                 ----------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ..........    $  13.32      $  10.26      $  10.27      $   7.33      $   9.66
                                                 ----------------------------------------------------------------
Income from investment operations a:

 Net investment income (loss) b .............       (0.18)        (0.16)        (0.17)        (0.15)        (0.10)

 Net realized and unrealized gains (losses) .        0.54          3.22          0.16          3.09         (2.23)
                                                 ----------------------------------------------------------------
Total from investment operations ............        0.36          3.06         (0.01)         2.94         (2.33)
                                                 ----------------------------------------------------------------
Less distributions from net realized gains ..       (1.33)           --            --            --            --
                                                 ----------------------------------------------------------------
Redemption fees .............................          -- d          -- d          -- d          --            --
                                                 ----------------------------------------------------------------
Net asset value, end of year ................    $  12.35      $  13.32      $  10.26      $  10.27      $   7.33
                                                 ================================================================

Total return c ..............................        3.27%        29.82%        (0.10)%       40.11%       (24.12)%

RATIOS TO AVERAGE NET ASSETS

Expenses ....................................        1.96% e       1.91% e       1.91% e       1.92%         1.97%

Net investment income (loss) ................       (1.53)%       (1.36)%       (1.60)%       (1.54)%       (1.41)%

SUPPLEMENTAL DATA

Net assets, end of year (000's) .............    $ 85,684      $111,458      $105,070      $122,004      $ 96,077

Portfolio turnover rate .....................       51.49%        44.34%        46.35%        47.08%        34.99%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d     Amount rounds to less than $0.01 per share.

e     Benefit of expense reduction rounds to less than 0.01%.

                                                 ----------------------------------------------------------------
                                                                      YEAR ENDED APRIL 30,
CLASS C                                              2007          2006          2005          2004          2003
                                                 ----------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ..........    $  13.33      $  10.27      $  10.27      $   7.33      $   9.67
                                                 ----------------------------------------------------------------
Income from investment operations a:

 Net investment income (loss) b .............       (0.18)        (0.16)        (0.17)        (0.15)        (0.10)

 Net realized and unrealized gains (losses) .        0.54          3.22          0.17          3.09         (2.24)
                                                 ----------------------------------------------------------------
Total from investment operations ............        0.36          3.06            --          2.94         (2.34)
                                                 ----------------------------------------------------------------
Less distributions from net realized gains ..       (1.33)           --            --            --            --
                                                 ----------------------------------------------------------------
Redemption fees .............................          -- d          -- d          -- d          --            --
                                                 ----------------------------------------------------------------
Net asset value, end of year ................    $  12.36      $  13.33      $  10.27      $  10.27      $   7.33
                                                 ================================================================

Total return c ..............................        3.27%        29.80%           -- %      40.11%       (24.20)%

RATIOS TO AVERAGE NET ASSETS

Expenses ....................................        1.95% e       1.92% e       1.91% e       1.92%         1.97%

Net investment income (loss) ................       (1.52)%       (1.37)%       (1.60)%       (1.54)%       (1.41)%

SUPPLEMENTAL DATA

Net assets, end of year (000's) .............    $120,900      $170,159      $164,117      $200,037      $163,466

Portfolio turnover rate .....................       51.49%        44.34%        46.35%        47.08%        34.99%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d     Amount rounds to less than $0.01 per share.

e     Benefit of expense reduction rounds to less than 0.01%.

                                                 ----------------------------------------------------------------
                                                                       YEAR ENDED APRIL 30,
CLASS R                                              2007          2006          2005          2004          2003
                                                 ----------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ..........    $  13.75      $  10.54      $  10.49      $   7.45      $   9.79
                                                 ----------------------------------------------------------------
Income from investment operations a:

 Net investment income (loss) b .............       (0.13)        (0.11)        (0.12)        (0.10)        (0.07)

 Net realized and unrealized gains (losses) .        0.57          3.32          0.17          3.14         (2.27)
                                                 ----------------------------------------------------------------
Total from investment operations ............        0.44          3.21          0.05          3.04         (2.34)
                                                 ----------------------------------------------------------------
Less distributions from net realized gains ..       (1.33)           --            --            --            --
                                                 ----------------------------------------------------------------
Redemption fees .............................          -- d          -- d          -- d          --            --
                                                 ----------------------------------------------------------------
Net asset value, end of year ................    $  12.86      $  13.75      $  10.54      $  10.49      $   7.45
                                                 ================================================================

Total return c ..............................        3.77%        30.46%         0.48%        40.81%       (23.90)%

RATIOS TO AVERAGE NET ASSETS

Expenses ....................................        1.46% e       1.42% e       1.41% e       1.42%         1.47%

Net investment income (loss) ................       (1.03)%       (0.87)%       (1.10)%       (1.04)%       (0.91)%

SUPPLEMENTAL DATA

Net assets, end of year (000's) .............    $  5,759      $  6,328      $  4,392      $  4,542      $  2,562

Portfolio turnover rate .....................       51.49%        44.34%        46.35%        47.08%        34.99%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d     Amount rounds to less than $0.01 per share.

e     Benefit of expense reduction rounds to less than 0.01%.

                                                 ----------------------------------------------------------------
                                                                         YEAR ENDED APRIL 30,
ADVISOR CLASS                                        2007          2006          2005          2004          2003
                                                 ----------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ..........    $  14.15      $  10.79      $  10.69      $   7.55      $   9.86
                                                 ----------------------------------------------------------------
Income from investment operations a:

 Net investment income (loss) b .............       (0.07)        (0.05)        (0.07)        (0.05)        (0.03)

 Net realized and unrealized gains (losses) .        0.59          3.41          0.17          3.19         (2.28)
                                                 ----------------------------------------------------------------
Total from investment operations ............        0.52          3.36          0.10          3.14         (2.31)
                                                 ----------------------------------------------------------------
Less distributions from net realized gains ..       (1.33)           --            --            --            --
                                                 ----------------------------------------------------------------
Redemption fees .............................          -- c          -- c          -- c          --            --
                                                 ----------------------------------------------------------------
Net asset value, end of year ................    $  13.34      $  14.15      $  10.79      $  10.69      $   7.55
                                                 ================================================================

Total return ................................        4.24%        31.14%         0.94%        41.59%       (23.43)%

RATIOS TO AVERAGE NET ASSETS

Expenses ....................................        0.96% d       0.92% d       0.91% d       0.92%         0.97%

Net investment income (loss) ................       (0.53)%       (0.37)%       (0.60)%       (0.54)%       (0.41)%

SUPPLEMENTAL DATA

Net assets, end of year (000's) .............    $325,425      $326,475      $235,101      $211,271      $135,529

Portfolio turnover rate .....................       51.49%        44.34%        46.35%        47.08%        34.99%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c     Amount rounds to less than $0.01 per share.

d     Benefit of expense reduction rounds to less than 0.01%.

Franklin Small-Mid Cap Growth Fund

Goal and Strategies

Goal

The Fund's investment goal is long-term capital growth.

Main Investment Strategies

Under normal market conditions, the Fund invests at least 80% of its net assets in the equity securities of small cap and mid cap companies. Shareholders will be given 60 days' advance notice of any change to this policy.


For this Fund, small cap companies are companies within the market capitalization range of companies in the Russell 2500(TM) Index, at the time of purchase, and mid cap companies are companies within the market capitalization range of companies in the Russell Midcap(R) Index, at the time of purchase. As of May 31, 2007, the market capitalization range of the Russell 2500(TM) Index was $261.8 million to $6.2 billion and the market capitalization range of the Russell Midcap(R) Index was $2.5 billion to $18.3 billion. Market capitalization is defined as share price multiplied by the number of common stock shares outstanding. In most instances, the manager intends to continue to hold an investment for further capital growth opportunities even if, through market appreciation, the company's market capitalization exceeds the small or mid cap measures described above.


In addition to the Fund's main investments, the Fund may invest in equity securities of larger companies. An equity security, or stock, represents a proportionate share of the ownership of a company; its value is based on the success of the company's business, any income paid to stockholders, the value of its assets, and general market conditions. Common stocks and preferred stocks are examples of equity securities.

[Begin callout]
The Fund invests most of its assets in common stocks of mid and small cap U.S. companies.
[End callout]

Portfolio Selection

The manager is a research driven, fundamental investor, pursuing a growth strategy. As a "bottom-up" investor focusing primarily on individual securities, the manager looks for companies whose current market price, in the manager's opinion, does not reflect future growth prospects. The manager believes that its independent research and consistently applied investment philosophy and methodology for discovering growth companies are what make it unique and successful over the long term. The manager chooses companies that have identifiable drivers of future earnings growth and present, in the manager's opinion, the best trade-off between that potential earnings growth, business and financial risk, and valuation. The manager's philosophy includes favoring companies that have competitive advantages through leading-edge products, intellectual property, product positioning, unique market niches, brand identity, solid management teams, strong balance sheets, above average or rising margins, and strong returns on capital invested in the business.

In choosing equity investments, the Fund's manager considers such factors as the financial strength of the company, the expertise of management, the growth potential of the company within the industry, and the growth potential of the industry itself. Consequently, the Fund, from time to time, may have significant positions in particular sectors such as technology (including health care technology and electronic technology).


Temporary Investments

When the manager believes market or economic conditions are unfavorable for investors, the manager may invest up to 100% of the Fund's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Temporary defensive investments generally may include short-term U.S. government securities, money market fund shares, high-grade commercial paper, bank obligations, repurchase agreements and other money market instruments. The manager also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. In these circumstances, the Fund may be unable to achieve its investment goal.

Main Risks

[Begin callout]
Because the securities the Fund holds fluctuate in price, the value of your investment in the Fund will go up and down. You could lose money.
[End callout]

Stocks

Stocks historically have outperformed other types of investments over the long term. Individual stock prices, however, tend to go up and down more dramatically. These price movements may result from factors affecting individual companies or industries, or the securities market as a whole. A slower-growth or recessionary economic environment could have an adverse effect on the price of the various stocks held by the Fund.

Growth Style Investing


Growth stock prices reflect projections of future earnings or revenues, and can, therefore, fall dramatically if the company fails to meet those projections. Growth stocks may be more expensive relative to their current earnings or assets compared to value or other stocks, and if earnings growth expectations moderate, their valuations may return to more typical norms, causing their stock prices to fall. Prices of these companies' securities may be more volatile than other securities, particularly over the short term.


Smaller and Midsize Companies

While smaller and midsize companies may offer substantial opportunities for capital growth, they also involve substantial risks and should be considered speculative. Historically, smaller and midsize company securities have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of smaller and midsize companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller and midsize companies to changing economic conditions.

In addition, smaller and midsize companies may lack depth of management, be unable to generate funds necessary for growth or development, or be developing or marketing new products or services for which markets are not yet established and may never become established.

Sector Focus - Technology Companies


To the extent that the Fund has significant investments in one or a few sectors, it bears more risk than a fund which maintains broad sector diversification. Conversely, to the extent the Fund limits its exposure to certain sectors, such as biotechnology, it may negatively impact the Fund's performance if such sectors experience greater growth than the sectors in which the Fund more heavily invests.

Technology company stocks can be subject to abrupt or erratic price movements and have been volatile, especially over the short term, due to the rapid pace of product change and development affecting such companies. Technology companies are subject to significant competitive pressures, such as new market entrants, aggressive pricing, and tight profit margins. Electronic technology companies face the risks that new equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. The biotechnology and health technology industries are subject to extensive government regulation. These industries will be affected by government regulatory requirements, regulatory approval for new drugs and medical products, patent considerations, product liability, and similar matters. For example, in the past several years, the U.S. Congress has considered legislation concerning health care reform and changes to the U.S. Food and Drug Administration's (FDA) approval process, which would, if enacted, affect the biotechnology and health technology industries.


Liquidity

Reduced liquidity affecting an individual security or an entire market may have an adverse impact on market price and the Fund's ability to sell particular securities when necessary to meet the Fund's liquidity needs or in response to a specific economic event.

More detailed information about the Fund, its policies and risks can be found in the Fund's Statement of Additional Information (SAI).

A description of the Fund's policies and procedures regarding the release of portfolio holdings information is also available in the Fund's SAI. Portfolio holdings information can be viewed online at franklintempleton.com.

[Begin callout]
Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Mutual fund shares involve investment risks, including the possible loss of principal. [End callout]

Performance


This bar chart and table show the volatility of the Fund's returns, which is one indicator of the risks of investing in the Fund. The bar chart shows changes in the Fund's returns from year to year over the past 10 calendar years. The table shows how the Fund's average annual total returns compare to those of a broad-based securities market index. Of course, past performance (before or after taxes) cannot predict or guarantee future results. All Fund performance assumes reinvestment of dividends and capital gains.

CLASS A ANNUAL TOTAL RETURNS(1)

[Insert bar graph]

15.78%  -0.02%   97.08%  -9.80%  -20.53%  -29.58%  37.68%  13.04%  10.54%  7.52%
  97      98       99      00      01       02       03      04      05     06


                                      Year

Best Quarter:                                          Q4 '99          59.78%
Worst Quarter:                                         Q3 '01         -25.14%



AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 2006

                                                1 Year     5 Years    10 Years
--------------------------------------------------------------------------------
Franklin Small-Mid Cap Growth Fund - Class
A(2)
Return Before Taxes                              1.34%       4.19%     7.22%
Return After Taxes on Distributions              0.30%       3.97%     6.82%
Return After Taxes on Distributions and
Sale of Fund Shares                              2.31%       3.61%     6.18%
S&P 500 Index(3)                                15.78%       6.19%     8.42%
Russell Midcap Growth Index(4)                  10.66%       8.22%     8.62%
(indices reflect no deduction for fees,
expenses, or taxes)


                                                                Since
                                                            Inception
                                                1 Year      (7/1/02)
---------------------------------------------------------------------------
Franklin Small-Mid Cap Growth Fund - Class
B(2)                                             2.77%          10.90%
S&P 500 Index(3)                                15.78%          10.30%
Russell Midcap Growth Index(4)                  10.66%          17.06%




                                                1 Year     5 Years    10 Years
--------------------------------------------------------------------------------
Franklin Small-Mid Cap Growth Fund - Class
C(2)                                             5.70%       4.65%      7.06%
S&P 500 Index(3)                                15.78%       6.19%      8.42%
Russell Midcap Growth Index(4)                  10.66%       8.22%      8.62%



                                                1 Year     5 Years   10 Years
--------------------------------------------------------------------------------
Franklin Small-Mid Cap Growth Fund - Class
R(2,5)                                           7.25%       5.16%     7.58%
S&P 500 Index(3)                                15.78%       6.19%     8.42%
Russell Midcap Growth Index(4)                  10.66%       8.22%     8.62%



                                                1 Year     5 Years    10 Years
--------------------------------------------------------------------------------
Franklin Small-Mid Cap Growth Fund -
Advisor Class                                    7.77%       5.69%      8.26%
S&P 500 Index(3)                                15.78%       6.19%      8.42%
Russell Midcap Growth Index(4)                  10.66%       8.22%      8.62%


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your particular tax situation and may differ from those shown.


These after-tax return figures do not apply to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The Fund's past performance, before and after taxes, is not necessarily an indication of how it will perform in the future.

After-tax returns are shown only for Class A; after-tax returns for other classes of shares will vary.

1. Figures do not reflect sales charges. If they did, returns would be lower. As of June 30, 2007, the Fund's year-to-date return was 13.50% for Class A.
2. Figures reflect sales charges. Effective May 1, 2006, the Class R CDSC was discontinued. If this discontinuation of the CDSC would have been in effect for the calendar year 2005, the one-year return would have been higher.
3. Source: Standard & Poor's Micropal. The unmanaged Standard & Poor's 500 Index (S&P 500) consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The index includes reinvestment of any income or distributions. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.
4. Source: Standard & Poor's Micropal. The unmanaged Russell Midcap Growth Index is market capitalization weighted and measures the performance of those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. It includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.
5. Effective January 1, 2002, the Fund began offering Class R shares, which do not have initial sales charges. Performance quotations for this class reflect the following methods of calculation: (a) for periods prior to January 1, 2002, a restated figure is used based on the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, reflecting the Rule 12b-1 rate differential between Class A and R; and (b) for periods after January 1, 2002, actual Class R performance is used reflecting all charges and fees applicable to that class.


Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES             (fees paid directly from your investment)


                           Class A      Class B(4)  Class C     Class R  Advisor
                                                                          Class
--------------------------------------------------------------------------------
Maximum sales charge
(load) as a
percentage of offering     5.75%(2)     4.00%       1.00%       None       None
price
  Load imposed on          5.75%(2)     None        None        None       None
purchases
  Maximum deferred sales   None(3)      4.00%(5)    1.00%       None       None
charge (load)
  Redemption fee on        2.00%        2.00%       2.00%       2.00%      2.00%
shares sold within 7
calendar days following
their purchase date(1)

Please see "Choosing a Share Class" on page 80 for an explanation of how and when these sales charges apply.

ANNUAL FUND OPERATING EXPENSES (expenses deducted from Fund assets)

                           Class A      Class B(4)  Class C     Class R  Advisor
                                                                         Class
--------------------------------------------------------------------------------
Management fees(6)         0.46%        0.46%       0.46%       0.46%      0.46%
Distribution and service
(12b-1) fees               0.25%        1.00%       0.99%       0.50%      None
Other expenses             0.28%        0.28%       0.28%       0.28%      0.28%
Acquired fund fees and
expenses(7)                0.01%        0.01%       0.01%       0.01%      0.01%
Total annual Fund
operating expenses(6)      1.00%        1.75%       1.74%       1.25%      0.75%
Management fee
reduction(6)               -0.01%       -0.01%      -0.01%      -0.01%    -0.01%
Net annual Fund operating
expenses(6,7)              0.99%        1.74%       1.73%       1.24%      0.74%
                           -----------------------------------------------------

1. The redemption fee is calculated as a percentage of the amount redeemed (using standard rounding criteria), and may be charged when you sell or exchange your shares or if your shares are involuntarily redeemed. The fee is retained by the Fund and generally withheld from redemption proceeds. For more details, see "Redemption Fee" section.
2. The dollar amount of the sales charge is the difference between the offering price of the shares purchased (which factors in the applicable sales charge in this table) and the net asset value of those shares. Since the offering price is calculated to two decimal places using standard rounding criteria, the number of shares purchased and the dollar amount of the sales charge as a percentage of the offering price and of your net investment may be higher or lower depending on whether there was a downward or upward rounding.
3. There is a 1% contingent deferred sales charge that applies to investments of $1 million or more (see page 85) and purchases by certain retirement plans without an initial sales charge.
4. New or additional investments into Class B are no longer permitted. Existing shareholders of Class B shares may continue as Class B shareholders, continue to reinvest dividends into Class B shares and exchange their Class B shares for Class B shares of other Franklin Templeton funds as permitted by the current exchange privileges.
5. Declines to zero after six years.
6. The manager had agreed in advance to reduce its fee to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund. This reduction is required by the Fund's board of trustees and an exemptive order by the Securities and Exchange Commission.
7. Net annual Fund operating expenses differ from the ratio of expenses to average net assets shown in the Financial Highlights, which reflect the operating expenses of the Fund and do not include acquired fund fees and expenses.


Example

This example can help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:

o You invest $10,000 for the periods shown;
o Your investment has a 5% return each year; and
o The Fund's operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                         1 Year    3 Years   5 Years   10 Years
--------------------------------------------------------------------------------
If you sell your shares at the end of the period:
Class A                                  $670(1)   $872      $1,091    $1,718
Class B                                  $577      $848      $1,144    $2,055(2)
Class C                                  $276      $545      $939      $2,041
Class R                                  $126      $393      $681      $1,500
Advisor Class                            $76       $237      $411      $918
If you do not sell your shares:
Class B                                  $177      $548      $944      $2,055(2)
Class C                                  $176      $545      $939      $2,041

1. Assumes a contingent deferred sales charge (CDSC) will not apply.
2. Assumes conversion of Class B shares to Class A shares after eight years, lowering your annual expenses from that time on.


Management

Franklin Advisers, Inc. (Advisers), One Franklin Parkway, San
Mateo, CA 94403-1906, is the Fund's investment manager. Together,
Advisers and its affiliates manage over $621 billion in assets.


The Fund is managed by a team of dedicated professionals focused on investments in equity securities of companies demonstrating accelerating growth, increasing profitability, or above average growth or growth potential as compared with the overall economy. The portfolio managers of the team are as follows:


EDWARD B. JAMIESON, President, Chief Investment Officer and Director of Advisers Mr. Jamieson has been a manager of the Fund since its inception. He has primary responsibility for the investments of the Fund. He has final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time. He joined Franklin Templeton Investments in 1987.


MICHAEL MCCARTHY, Senior Vice President of Advisers
Mr. McCarthy has been a manager of the Fund since 1993, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. He joined Franklin Templeton Investments in 1992.

JAMES CROSS, Portfolio Manager of Advisers
Mr. Cross has been a manager of the Fund since 2005, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. He joined Franklin Templeton Investments in 1998.


The Fund's SAI provides additional information about the portfolio managers' compensation, other accounts that they manage and their ownership of Fund shares.

The Fund pays Advisers a fee for managing the Fund's assets. For the fiscal year ended April 30, 2007, management fees, before any reduction, were 0.46% of the Fund's average daily net assets. Under an agreement by the manager to reduce its fees to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund, the Fund paid 0.45% of its average daily net assets to the manager for its services. This reduction is required by the Fund's board of trustees and an exemptive order by the Securities and Exchange Commission.


Financial Highlights

This table presents the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gains. This information has been has been derived from the financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.

FRANKLIN SMALL-MID CAP GROWTH FUND

                                                 ------------------------------------------------------------------------------
                                                                               YEAR ENDED APRIL 30,
CLASS A                                                 2007             2006            2005             2004             2003
                                                 ------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ..........    $     40.42      $     31.31     $     29.69      $     23.14      $     28.85
                                                 ------------------------------------------------------------------------------
Income from investment operations a:

 Net investment income (loss) b .............          (0.13)              -- d         (0.08)           (0.14)           (0.09)

 Net realized and unrealized gains (losses) .           4.09             9.15            1.70             6.69            (5.62)
                                                 ------------------------------------------------------------------------------
Total from investment operations ............           3.96             9.15            1.62             6.55            (5.71)
                                                 ------------------------------------------------------------------------------
Less distributions from:

 Net investment income ......................             --            (0.04)             --               --               --

 Net realized gains .........................          (2.84)              --              --               --               --
                                                 ------------------------------------------------------------------------------
Total distributions .........................          (2.84)           (0.04)             --               --               --
                                                 ------------------------------------------------------------------------------
Redemption fees .............................             -- d             -- d            -- d             -- d             --
                                                 ------------------------------------------------------------------------------
Net asset value, end of year ................    $     41.54      $     40.42     $     31.31      $     29.69      $     23.14
                                                 ==============================================================================

Total return c ..............................          10.38%           29.21%           5.46%           28.31%          (19.79)%

RATIOS TO AVERAGE NET ASSETS

Expenses ....................................           0.98% e          0.96% e         0.97% e          0.98%            1.02%

Net investment income (loss) ................          (0.33)%             --% f        (0.27)%          (0.51)%          (0.41)%

SUPPLEMENTAL DATA

Net assets, end of year (000's) .............    $ 5,619,694      $ 6,532,284     $ 6,636,792      $ 7,355,269      $ 5,791,141

Portfolio turnover rate .....................          52.76%           39.84%          42.96%           52.84%           36.47%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d     Amount rounds to less than $0.01 per share.

e     Benefit of expense reduction rounds to less than 0.01%.

f     Rounds to less than 0.01%.

                                                 ----------------------------------------------------------------
                                                                          YEAR ENDED APRIL 30,
CLASS B                                              2007          2006          2005          2004        2003 f
                                                 ----------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ..........    $  39.31      $  30.65      $  29.28      $  23.00      $  24.33
                                                 ----------------------------------------------------------------
Income from investment operations a:

 Net investment income (loss) b .............       (0.40)        (0.27)        (0.31)        (0.36)        (0.23)

 Net realized and unrealized gains (losses) .        3.93          8.93          1.68          6.64         (1.10)
                                                 ----------------------------------------------------------------
Total from investment operations ............        3.53          8.66          1.37          6.28         (1.33)
                                                 ----------------------------------------------------------------
Less distributions from net realized gains ..       (2.84)           --            --            --            --
                                                 ----------------------------------------------------------------
Redemption fees .............................          -- d          -- d          -- d          -- d          --
                                                 ----------------------------------------------------------------
Net asset value, end of year ................    $  40.00      $  39.31      $  30.65      $  29.28      $  23.00
                                                 ================================================================

Total return c ..............................        9.53%        28.25%         4.68%        27.30%        (5.47)%

RATIOS TO AVERAGE NET ASSETS

Expenses ....................................     1.73% e       1.71% e       1.72% e          1.73%         1.77% g

Net investment income (loss) ................       (1.08)%       (0.75)%       (1.02)%       (1.26)%       (1.16)% g

SUPPLEMENTAL DATA

Net assets, end of year (000's) .............    $ 32,570      $ 36,911      $ 31,733      $ 26,161      $  7,601

Portfolio turnover rate .....................       52.76%        39.84%        42.96%        52.84%        36.47%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d     Amount rounds to less than $0.01 per share.

e     Benefit of expense reduction rounds to less than 0.01%.

f     For the period July 1, 2002 (effective date) to April 30, 2003.

g     Annualized.

                                                 ----------------------------------------------------------------
                                                                       YEAR ENDED APRIL 30,
CLASS C                                              2007          2006          2005          2004          2003
                                                 ----------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ..........    $  38.25      $  29.82      $  28.49      $  22.37      $  28.09
                                                 ----------------------------------------------------------------
Income from investment operations a:

 Net investment income (loss) b .............       (0.39)        (0.26)        (0.31)        (0.34)        (0.26)

 Net realized and unrealized gains (losses) .        3.83          8.69          1.64          6.46         (5.46)
                                                 ----------------------------------------------------------------
Total from investment operations ............        3.44          8.43          1.33          6.12         (5.72)
                                                 ----------------------------------------------------------------
Less distributions from net realized gains ..       (2.84)           --            --            --            --
                                                 ----------------------------------------------------------------
Redemption fees .............................          -- d          -- d          -- d          -- d          --
                                                 ----------------------------------------------------------------
Net asset value, end of year ................    $  38.85      $  38.25      $  29.82      $  28.49      $  22.37
                                                 ================================================================

Total return c ..............................        9.56%        28.27%         4.67%        27.36%       (20.36)%

RATIOS TO AVERAGE NET ASSETS

Expenses ....................................        1.72% e       1.71% e       1.72% e       1.71%         1.77%

Net investment income (loss) ................       (1.07)%       (0.75)%       (1.02)%       (1.24)%       (1.16)%

SUPPLEMENTAL DATA

Net assets, end of year (000's) .............    $653,529      $728,710      $654,549      $762,602      $639,524

Portfolio turnover rate .....................       52.76%        39.84%        42.96%        52.84%        36.47%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d     Amount rounds to less than $0.01 per share.

e     Benefit of expense reduction rounds to less than 0.01%.

                                                 ----------------------------------------------------------------
                                                                       YEAR ENDED APRIL 30,
CLASS R                                              2007          2006          2005          2004          2003
                                                 ----------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ..........    $  39.98      $  31.04      $  29.50      $  23.06      $  28.81
                                                 ----------------------------------------------------------------
Income from investment operations a:

 Net investment income (loss) b .............       (0.23)        (0.08)        (0.15)        (0.22)        (0.17)

 Net realized and unrealized gains (losses) .        4.05          9.04          1.69          6.66         (5.58)
                                                 ----------------------------------------------------------------
Total from investment operations ............        3.82          8.96          1.54          6.44         (5.75)
                                                 ----------------------------------------------------------------
Less distributions from:

 Net investment income ......................          --         (0.02)           --            --            --

 Net realized gains .........................       (2.84)           --            --            --            --
                                                 ----------------------------------------------------------------
Total distributions .........................       (2.84)        (0.02)           --            --            --
                                                 ----------------------------------------------------------------
Redemption fees .............................          -- d          -- d          -- d          -- d          --
                                                 ----------------------------------------------------------------
Net asset value, end of year ................    $  40.96      $  39.98      $  31.04      $  29.50      $  23.06
                                                 ================================================================

Total return c ..............................       10.11%        28.88%         5.22%        27.93%       (19.96)%

RATIOS TO AVERAGE NET ASSETS

Expenses ....................................        1.23% e       1.21% e       1.22% e       1.23%         1.27%

Net investment income (loss) ................       (0.58)%       (0.25)%       (0.52)%       (0.76)%       (0.66)%

SUPPLEMENTAL DATA

Net assets, end of year (000's) .............    $118,387      $ 93,916      $ 54,139      $ 41,404      $ 15,309

Portfolio turnover rate .....................       52.76%        39.84%        42.96%        52.84%        36.47%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d     Amount rounds to less than $0.01 per share.

e     Benefit of expense reduction rounds to less than 0.01%.

                                                 ----------------------------------------------------------------
                                                                        YEAR ENDED APRIL 30,
ADVISOR CLASS                                        2007          2006          2005          2004          2003
                                                 ----------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ..........    $  40.93      $  31.71      $  29.99      $  23.32      $  29.00
                                                 ----------------------------------------------------------------
Income from investment operations a:

 Net investment income (loss) b .............       (0.03)         0.10            -- c       (0.07)        (0.04)

 Net realized and unrealized gains (losses) .        4.16          9.26          1.72          6.74         (5.64)
                                                 ----------------------------------------------------------------
Total from investment operations ............        4.13          9.36          1.72          6.67         (5.68)
                                                 ----------------------------------------------------------------
Less distributions from:

 Net investment income ......................          --         (0.14)           --            --            --

 Net realized gains .........................       (2.84)           --            --            --            --
                                                 ----------------------------------------------------------------
Total distributions .........................       (2.84)        (0.14)           --            --            --
                                                 ----------------------------------------------------------------
Redemption fees .............................          -- c          -- c          -- c          -- c          --
                                                 ----------------------------------------------------------------
Net asset value, end of year ................    $  42.22      $  40.93      $  31.71      $  29.99      $  23.32
                                                 ================================================================

Total return ................................       10.65%        29.55%         5.74%        28.60%       (19.59)%

RATIOS TO AVERAGE NET ASSETS

Expenses ....................................        0.73% d       0.71% d       0.72% d       0.73%         0.77%

Net investment income (loss) ................       (0.08)%        0.25%        (0.02)%       (0.26)%       (0.16)%

SUPPLEMENTAL DATA

Net assets, end of year (000's) .............    $803,365      $794,395      $347,518      $320,154      $266,723

Portfolio turnover rate .....................       52.76%        39.84%        42.96%        52.84%        36.47%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c     Amount rounds to less than $0.01 per share.

d     Benefit of expense reduction rounds to less than 0.01%.

Additional Management Information

A discussion regarding the basis for the board of trustees approving the investment management contracts of the Funds is available in the Funds' annual report to shareholders for the fiscal year ended April 30.

On August 2, 2004, Franklin Resources, Inc. announced that Advisers (investment manager to many of the funds within Franklin Templeton Investments, and an affiliate of the investment manager to the other funds) reached a settlement with the Securities and Exchange Commission (SEC) that resolved the issues resulting from the SEC's investigation of market timing activity in the Franklin Templeton Investments funds. Under the terms of the settlement and the SEC's administrative order, pursuant to which Advisers neither admitted nor denied any of the findings contained therein, Advisers agreed, among other matters, to pay $50 million, of which $20 million is a civil penalty, to be distributed to shareholders of certain funds in accordance with a plan to be developed by an independent distribution consultant. Such a distribution plan has been prepared and submitted to the SEC for approval. On June 6, 2007, the SEC posted for public comment the proposed plan of distribution for the market timing settlement. Once the SEC approves the final plan of distribution, disbursements of settlement monies will be made promptly to individuals who were shareholders of the designated funds during the relevant period, in accordance with the terms and conditions of the settlement and plan.

Franklin Resources, Inc., certain of its subsidiaries and certain funds, current and former officers, employees, and directors have been named in multiple lawsuits in different courts alleging violations of various federal securities and state laws and seeking, among other relief, monetary damages, restitution, removal of fund trustees, directors, investment managers, administrators, and distributors, rescission of management contracts and 12b-1 plans, and/or attorneys' fees and costs. Specifically, the lawsuits claim breach of duty with respect to alleged arrangements to permit market timing and/or late trading activity, or breach of duty with respect to the valuation of the portfolio securities of certain Templeton funds managed by Franklin Resources, Inc. subsidiaries, allegedly resulting in market timing activity. The majority of these lawsuits duplicate, in whole or in part, the allegations asserted in the SEC's findings as described above. The lawsuits are styled as class actions, or derivative actions on behalf of either the named funds or Franklin Resources, Inc.

To date, more than 400 similar lawsuits against at least 19 different mutual fund companies, among other defendants, have been filed in federal district courts throughout the country. Because these cases involve common questions of fact, the Judicial Panel on Multidistrict Litigation (the Judicial Panel) ordered the creation of a multidistrict litigation in the United States District Court for the District of Maryland, entitled "In re Mutual Funds Investment Litigation" (the MDL). The Judicial Panel then transferred similar cases from different districts to the MDL for coordinated or consolidated pretrial proceedings.

On December 13, 2004, Franklin Templeton Distributors, Inc. (Distributors) (the principal underwriter of shares of the Franklin Templeton mutual funds) and Advisers reached an agreement with the SEC, resolving the issues resulting from the SEC's investigation concerning marketing support payments to securities dealers who sell fund shares. In connection with that agreement, in which Advisers and Distributors neither admitted nor denied any of the findings contained therein, they agreed to pay the funds a penalty of $20 million and disgorgement of $1 (one dollar), in accordance with a plan to be developed by an independent distribution consultant to be paid for by Advisers and Distributors. The SEC approved the independent distribution consultant's proposed plan of distribution arising from this SEC order, and disbursement of the settlement monies to the designated funds under this plan was completed in September 2006, in accordance with the terms and conditions of the SEC's order and the plan.

Franklin Resources, Inc., certain of its subsidiaries and certain funds, current and former officers, employees, and directors, have also been named in multiple lawsuits alleging violations of federal securities and state laws relating to the disclosure of marketing support payments and/or payment of allegedly excessive commissions and/or advisory or distribution fees, and seeking, among other relief, monetary damages, restitution, rescission of advisory contracts, including recovery of all fees paid pursuant to those contracts, an accounting of all monies paid to the named investment managers, declaratory relief, injunctive relief, and/or attorneys' fees and costs. These lawsuits are styled as class actions or derivative actions brought on behalf of certain funds.

Franklin Resources, Inc. previously disclosed these issues as matters under investigation by government authorities and the subject of an internal company inquiry as well as private lawsuits in its regulatory filings and on its public website. Any further updates on these matters will be disclosed on Franklin Resources, Inc.'s website at franklintempleton.com under "Statement on Current Industry Issues."

Distributions and Taxes

Income and Capital Gain Distributions

Each Fund has qualified to be treated as a regulated investment company under the Internal Revenue Code (Code). As a regulated investment company, a Fund generally pays no federal income tax on the income and gains it distributes to you. Each Fund intends to make a distribution at least annually from its net investment income and any net realized capital gains. The amount of any distribution will vary, and there is no guarantee a Fund will pay either an income dividend or a capital gain distribution. Your income dividends and capital gain distribution will be automatically reinvested in additional shares at net asset value unless you elect to receive cash payments.

Annual statements. Every January, you will receive a statement that shows the tax status of distributions you received the previous year, including, for U.S. investors, the amount of any qualified dividend income subject to tax at capital gains rates and, for non-U.S. investors, the amount of your ordinary dividends that have been exempt from nonresident alien withholding taxes because they are interest-related or short-term capital gain dividends. Distributions declared in December but paid in January are taxable as if they were paid in December.

A Fund may at times find it necessary to reclassify income after it issues your tax reporting statement. This can result from rules in the Code that effectively prevent regulated investment companies such as a Fund, and Real Estate Investment Trusts (REITs) in which the Fund invests, from ascertaining with certainty until after the calendar year end, the final amount and character of distributions the Fund has received on its investments during the prior calendar year. Prior to issuing your statement, Franklin Templeton Investments makes every effort to search for reclassified income to reduce the number of corrected forms mailed to shareholders. However, when necessary, your Fund will send you a corrected Form 1099-DIV to reflect reclassified information. If you receive a corrected Form 1099-DIV, use the information on this Form, and not the information on your original statement, in completing your tax returns.

Avoid "buying a dividend." If you invest in a Fund shortly before it makes a distribution, you may receive some of your investment back in the form of a taxable distribution. For example, if you buy 500 shares in the Fund on December 10th at the Fund's net asset value (NAV) of $10 per share, and the Fund makes a distribution on December 15th of $1 per share, your shares will then have an NAV of $9 per share (disregarding any change in the Fund's market value), and you will have to pay a tax on what is essentially a return of your investment of $1 per share. This tax treatment is required even if you reinvest the $1 per share distribution in additional Fund shares.

Tax Considerations

In general, if you are a taxable investor, Fund distributions are taxable to you at either ordinary income or capital gains tax rates. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash.

Dividend income. A portion of the income dividends paid to you by a Fund may be qualified dividends subject to taxation at the long-term capital gain rates. In general, income dividends from portfolio investments in the stock of domestic corporations and qualified foreign corporations are permitted this favored federal tax treatment. Income dividends from interest earned by a Fund on debt securities and dividends received from unqualified foreign corporations continue to be taxed at the higher ordinary income tax rates. Distributions of qualified dividends are eligible for these reduced rates of taxation only if you own your shares for at least 61 days during the 121-day period beginning 60 days before the ex-dividend date of any dividend.

Distributions of capital gains. Fund distributions of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains are taxable as long-term capital gains no matter how long you have owned your shares. Long-term capital gain distributions to individuals qualify for the 15% tax rate. For individuals in the 10% and 15% tax brackets, the tax rate is 5% on capital gain distributions from gains realized in calendar year 2007 and 0% on distributions from gains realized in calendar years 2008 through 2010. These reduced rates of taxation of capital gain dividends and net long-term capital gains are scheduled to sunset on December 31, 2010, unless extended or made permanent before that date.

Sales of Fund shares. When you sell your shares in a Fund, you may realize a capital gain or loss. For tax purposes, an exchange of your Fund shares for shares of a different Franklin Templeton fund is the same as a sale, and will normally generate a gain or loss that will be reported to you in your year-end tax information. An exchange of your shares in one class in the Fund for shares of another class in the same Fund is not a taxable event, and no gain or loss will be reported on such a transaction.

If you have owned your Fund shares for more than one year, any gains reportable on the sale of your shares will also qualify for the reduced rates of taxation on capital gains as discussed above.

Backup withholding. If you do not provide your Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding at a rate of 28% on any distributions of income, capital gains or proceeds from the sale of your shares. Each Fund also must withhold if the Internal Revenue Service (IRS) instructs it to do so.

State and local taxes. Fund distributions and gains from the sale of your Fund shares generally are subject to state and local taxes.

Receipt of excess inclusion income by the Fund. Income received by a Fund from certain equity interests in mortgage pooling vehicles or residual interests in Real Estate Mortgage Investment Conduits (REMICs) is treated as "excess inclusion income." A Fund may derive such income either as a result of its direct investment in such interests or, indirectly, through its investment in REITs that hold such interests or otherwise qualify as taxable mortgage pools. In general, each Fund must allocate this income to its shareholders in proportion to dividends paid with the same consequences as if the shareholders directly received the excess inclusion income, and must pay a tax on any of this income that is allocable to "disqualified organizations," which are generally certain cooperatives, governmental entities and tax-exempt organizations that are exempt from tax on unrelated business taxable income (UBTI).

The rules concerning excess inclusion income are complex and unduly burdensome in their current form, and the Funds' advisors are awaiting further guidance from the IRS on how these rules are to be implemented. Shareholders should talk to their tax advisors about whether an investment in one of these Funds is a suitable investment given the potential tax consequences of a Fund's receipt and distribution of excess inclusion income.

Non-U.S. Investors

Non-U.S. investors may be subject to a U.S. withholding tax at a 30% or lower treaty rate on all Fund dividends of ordinary income. Non-U.S. investors may also be subject to U.S. estate tax on their investment in a Fund. They also have special certification requirements that, if not met, can subject them to backup withholding on any dividends, distributions and redemption proceeds that they receive from a Fund. Each of these subjects is discussed in greater detail in the "Distributions and Taxes - Non-U.S. investors" section of the Statement of Additional Information.

Exemptions from withholding are currently provided for distributions designated as long-term capital gains and for ordinary dividends designated as short-term capital gains or interest-related dividends. The exemptions from withholding on ordinary dividends designated as short-term capital gains or interest-related dividends are due to sunset on May 1, 2008. Unless these exemptions are extended or made permanent before the sunset provisions become effective, non-U.S. investors will again be subject to nonresident withholding taxes on any ordinary dividends designated as short-term capital gains or interest-related dividends that they receive.

Other tax information. This discussion of "Distributions and Taxes" is not written to provide you with tax advice, and does not purport to deal with all of the tax consequences that may be applicable to your investment in a Fund. You should consult your own tax advisor regarding your particular circumstances before making an investment in a Fund, or about the federal, state, local and foreign tax consequences of your investment in a Fund.


YOUR ACCOUNT

The board of trustees has approved the termination of offering Class B shares. Existing shareholders of Class B shares may continue as Class B shareholders, continue to reinvest dividends into Class B shares and exchange their Class B shares for Class B shares of other Franklin Templeton funds as permitted by the current exchange privileges. New or additional investments into Class B are not permitted. For Class B shares outstanding on February 28, 2005 and Class B shares acquired upon reinvestment of dividends, all Class B share attributes, including the associated Rule 12b-1 fee, contingent deferred sales charge and conversion features, will continue.

Choosing a Share Class

Each class has its own sales charge and expense structure, allowing you to choose the class that best meets your situation. Your investment representative can help you decide. Investors may purchase Class C or Class R shares only for Fund accounts on which they have appointed an investment representative (financial advisor) of record. Investors who have not appointed an investment representative (financial advisor) to existing Class C or Class R share Fund accounts, may not make additional purchases to those accounts but may exchange their shares to a Franklin Templeton fund that offers Class C or Class R shares. Dividend and capital gain distributions may continue to be reinvested in existing Class B, Class C or Class R share Fund accounts. These provisions do not apply to Employer Sponsored Retirement Plans.

Class A                 Class C                Class R             Advisor Class
-------------------------------------------------------------------------------
o Initial sales        o No initial sales   o No initial sales  o For qualified
  charge of 5.75% or     charge               charge              investors, see
  less                                                            page 90

o Deferred sales       o Deferred sales     o Deferred sales
  charge of 1% on        charge of 1% on      charge is not
  purchases of $1        shares you sell      applicable
  million or more        within 12 months
  sold within 18
  months
o Lower annual         o Higher annual      o Higher annual
  expenses than Class    expenses than        expenses than Class
  C or R due to lower    Class A due to       A due to higher
  distribution fees      higher               distribution fees
                         distribution fees    (lower than Class
                                                C)

[Begin callout]
Franklin Templeton funds include all of the U.S. registered mutual funds of Franklin Templeton Investments and the Franklin Mutual Recovery Fund. They do not include the funds in the Franklin Templeton Variable Insurance Products Trust.
[End callout]

Class A, B, C & R

SALES CHARGES - Class A

                               the sales charge makes
                                  up this % of the   which equals this % of your
when you invest this amount       offering price*          net investment*
--------------------------------------------------------------------------------
Under $50,000                           5.75                    6.10
$50,000 but under $100,000              4.50                    4.71
$100,000 but under $250,000             3.50                    3.63
$250,000 but under $500,000             2.50                    2.56
$500,000 but under $1 million           2.00                    2.04

*The dollar amount of the sales charge is the difference between the offering price of the shares purchased (which factors in the applicable sales charge in this table) and the net asset value of those shares. Since the offering price is calculated to two decimal places using standard rounding criteria, the number of shares purchased and the dollar amount of the sales charge as a percentage of the offering price and of your net investment may be higher or lower depending on whether there was a downward or upward rounding.

Sales Charge Reductions and Waivers

Quantity discounts. We offer two ways for you to combine your current purchase of Class A Fund shares with other existing Franklin Templeton fund share holdings that might enable you to qualify for a lower sales charge with your current purchase. You can qualify for a lower sales charge when you reach certain "sales charge breakpoints." This quantity discount information is also available free of charge at www.franklintempleton.com/ retail/jsp_cm/fund_perf/pub/quantity_discount.jsp. This web page can also be reached at franklintempleton.com by clicking the "Funds & Performance" tab and then choosing "Quantity Discounts." 1. Cumulative quantity discount - lets you combine certain existing holdings of Franklin Templeton fund shares - referred to as "cumulative quantity discount eligible shares" - with your current purchase of Class A shares to determine if you qualify for a sales charge breakpoint.

Cumulative quantity discount eligible shares are shares:

(i) Registered to (or held for):

o     You, individually;
o Your spouse or domestic partner, as recognized by applicable state law;
o     You jointly with your spouse or domestic partner;
o You jointly with another unrelated (not a spouse or domestic partner) person if that other person has not included the value of the shares as cumulative quantity discount eligible shares for purposes of that person's separate investments in Franklin Templeton fund shares;
o A trustee/custodian of a Coverdell Education Savings account for which you are the identified responsible person on the records of the "current purchase broker-dealer" (as defined below) or its affiliate;
o A trustee/custodian of your IRA (which includes a Roth IRA and an employer sponsored IRA such as a SIMPLE IRA) or your non-ERISA covered 403(b), if the shares are registered with the Fund (or in the current purchase broker-dealer's brokerage account) under your Social Security number or the trustee/custodian is providing IRA custody services for clients of the current purchase broker-dealer as an affiliate of, or under contract with, the firm; or
o Any entity over which you or your spouse or domestic partner have individual or shared authority, as principal, to buy and sell shares for the account (for example, an UGMA/UTMA account for a child on which you or your spouse or domestic partner are the custodian, a trust on which you or your spouse or domestic partner are the trustee, a business account not to include retirement plans for your solely owned business or the solely owned business of your spouse or domestic partner on which you or your spouse or domestic partner are the authorized signer); that are


(ii) in one or more accounts maintained by the transfer agent for the Franklin Templeton funds on which your "current purchase broker-dealer" (as defined below) is the broker-dealer of record or one or more brokerage accounts maintained with your "current purchase broker-dealer." Your current purchase broker-dealer is the broker-dealer (financial advisor) for the Fund account (or brokerage account) that will hold the shares from your current purchase. If you do not select a broker-dealer (financial advisor) for your current purchase, we will consider the distributor of the Fund's shares to be your current purchase broker-dealer for purposes of identifying cumulative quantity discount eligible shares that might be combined with your current purchase.


If you believe there are cumulative quantity discount eligible shares that can be combined with your current purchase to achieve a sales charge breakpoint, you must, at the time of your purchase (including at the time of any future purchase) specifically identify those shares to your current purchase broker-dealer.

The value of cumulative quantity discount eligible shares equals the cost or current value of those shares, whichever is higher. The current value of shares is determined by multiplying the number of shares by their highest current public offering price. You should retain any records necessary to substantiate historical share costs because your current purchase broker-dealer may not have or maintain this information.

If there are cumulative quantity discount eligible shares that would qualify for combining with your current purchase and you do not tell your current purchase broker-dealer at the time of your current purchase or any future purchase, you may not receive the benefit of a reduced sales charge that might otherwise be available.

Franklin Templeton fund shares held as follows cannot be combined with your current purchase for purposes of the cumulative quantity discount:

o Shares held indirectly through financial intermediaries other than your current purchase broker-dealer (for example, shares held in a different broker-dealer's brokerage account or with a bank, an insurance company separate account or an investment advisor); or
o Shares held through an administrator or trustee/custodian of an Employer Sponsored Retirement Plan (for example, a 401(k) plan); or
o  Shares held in a 529 college savings plan; or
o Shares held directly in a Franklin Templeton fund account on which the broker-dealer (financial advisor) of record is different than your current purchase broker-dealer.

Franklin Templeton fund assets held in multiple Employer Sponsored Retirement Plans may be combined in order to qualify for sales charge breakpoints at the plan level if the plans are sponsored by the same employer.

A "Qualified Retirement Plan" is an employer sponsored pension or profit sharing plan that qualifies under section 401(a) of the Internal Revenue Code, including 401(k), money purchase pension, profit sharing and defined benefit plans.

An "Employer Sponsored Retirement Plan" is a Qualified Retirement Plan, ERISA covered 403(b) and certain non-qualified deferred compensation arrangements that operate in a similar manner to a Qualified Retirement Plan, such as 457 plans and executive deferred compensation arrangements, but not including employer sponsored IRAs.

2. Letter of Intent (LOI) - expresses your intent to buy a stated dollar amount of "cumulative quantity discount eligible shares" (as defined in the "Cumulative quantity discount" section above) over a 13-month period and lets you receive the same sales charge as if all shares had been purchased at one time. We will reserve 5% of your total intended purchase in Class A shares registered in your name until you fulfill your LOI to cover any additional sales charge that may apply if you do not buy the amount stated in your LOI. Please refer to the SAI for more LOI details. To sign up for these programs, complete the appropriate section of your account application.

Sales charge waivers. Class A shares may be purchased without an initial sales charge or contingent deferred sales charge (CDSC) by certain investors or for certain payments. If you would like information about available sales charge waivers, call your investment representative or call Shareholder Services at 1-800/632-2301. A list of available sales charge waivers also may be found in the SAI.

Investments of $1 Million or More


If you invest $1 million or more, either as a lump sum or through our cumulative quantity discount or letter of intent programs, you can buy Class A shares without an initial sales charge. However, there is a 1% CDSC on any shares you sell within 18 months of purchase. The way we calculate the CDSC is the same for each class (please see page 87).

Distribution and Service (12b-1) Fees

Class A has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows each Fund to pay distribution fees of up to 0.35% per year for Aggressive Fund and Small Cap Fund II and up to 0.25% per year for Flex Cap Fund and Small-Mid Cap Fund, to those who sell and distribute Class A shares and provide other services to shareholders. Because these fees are paid out of Class A's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALES CHARGES - Class B

if you sell your shares within
this many years after buying           this % is deducted from
them                                   your proceeds as a CDSC
----------------------------------------------------------------------
1 Year                                  4
2 Years                                 4
3 Years                                 3
4 Years                                 3
5 Years                                 2
6 Years                                 1
7 Years                                 0

There is a CDSC if you sell your shares within six years, as described in the table above. The way we calculate the CDSC is the same for each class (please see page 87). After eight years, your Class B shares automatically convert to Class A shares, lowering your annual expenses from that time on.

Distribution and Service (12b-1) Fees

Class B has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows each Fund to pay distribution and other fees of up to 1% per year for the sale of Class B shares and for services provided to shareholders. Because these fees are paid out of Class B's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALES CHARGES - Class C

With Class C shares, there is no initial sales charge.

We place any investment of $1 million or more in Class A shares, since Class A's annual expenses are lower.

CDSC

There is a 1% CDSC on any Class C shares you sell within 12 months of purchase. The way we calculate the CDSC is the same for each class (please see page 87).


Distribution and Service (12b-1) Fees

Class C has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows each Fund to pay distribution and other fees of up to 1% per year for the sale of Class C shares and for services provided to shareholders. Because these fees are paid out of Class C's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALES CHARGES - Class R

With Class R shares, there is no initial sales charge.

Retirement Plans

Class R shares are available to the following investors:

o  Employer Sponsored Retirement Plans

o  Any trust or plan established as part of a qualified tuition program under
   Section 529 of the Internal Revenue Code

o Health Reimbursement Accounts and Health Savings Accounts, either as a direct investment or as a separate or managed account.

Distribution and Service (12b-1) Fees
Class R has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows each Fund to pay distribution and other fees of up to 0.50% per year for the sale of Class R shares and for services provided to shareholders. Because these fees are paid out of Class R's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Contingent Deferred Sales Charge (CDSC) - Class A, B & C

The CDSC for each class is based on the current value of the shares being sold or their net asset value when purchased, whichever is less. There is no CDSC on shares you acquire by reinvesting your dividends or capital gain distributions.

[Begin callout]
The holding period for the CDSC begins on the day you buy your shares. Your shares will age one month on that same date the next month and each following month.

For example, if you buy shares on the 18th of the month, they will age one month on the 18th day of the next month and each following month.
[End callout]


To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC. If there are not enough of these to meet your request, we will sell the shares in the order they were purchased. We will use this same method if you exchange your shares into another Franklin Templeton fund (please see page 103 for exchange information).

Reinstatement Privilege

If you sell shares of a Franklin Templeton fund that were held indirectly for your benefit in an account with your investment representative's firm or your bank's trust department or that were registered to you directly by a Fund's transfer agent (or, to an affiliated custodian or trustee of the Fund's transfer agent), you may reinvest all or a portion of the proceeds from that sale within 90 days of the sale without an initial sales charge. This Reinstatement Privilege does not apply to: (i) a purchase of Fund shares made through a regularly scheduled automatic investment plan such as a purchase by a regularly scheduled payroll deduction or transfer from a bank account, or (ii) a purchase of Fund shares with proceeds from the sale of Franklin Templeton fund shares that were held indirectly through an Employer Sponsored Retirement Plan that is not a DCS Plan or a non-Franklin Templeton individual or employer sponsored IRA.


In order to take advantage of this Reinstatement Privilege, you must inform your investment representative or a Fund's transfer agent of this privilege at the time of your investment. The proceeds from the earlier sale must also be invested within the same share class as that of the sold shares, except proceeds will be reinvested in Class A shares if the proceeds are from the sale of (i) Class B shares; or (ii) Class C shares or Class R shares if at the time of investment you have not appointed an investment representative (financial advisor) of record for the Fund account(s) in which the purchased shares will be held. Proceeds from the earlier sale of Class Z shares may also be invested in Class A shares under this Reinstatement Privilege.

If you paid a CDSC when you sold your Class A or C shares, we will credit back to you the CDSC paid on the amount you are reinvesting within 90 days of the sale by adding it to the amount of your reinvestment (for example, if you are reinvesting $10,000 within 90 days of an earlier $10,000 sale on which you paid a $100 CDSC, the amount of your reinvestment will equal $10,100). The new shares issued with your reinvestment WILL BE subject to any otherwise applicable CDSC. If, however, you (except Employer Sponsored Retirement Plans) paid a CDSC when you sold (1) Class B shares; or (2) Class C shares held at the time of sale in a Franklin Templeton fund account without an investment representative (financial advisor) appointed by you and invest the proceeds from that sale in Class A shares within 90 days of the sale, you will not be credited with any CDSC paid at the time of sale. In this case, the new Class A shares issued with your reinvestment WILL NOT BE subject to any otherwise applicable CDSC.

Proceeds immediately placed in a Franklin Templeton Bank Certificate of Deposit
(CD) also may be reinvested without an initial sales charge if you reinvest them within 90 days from the date the CD matures, including any rollover.

This privilege does not apply to shares you buy and sell under our exchange program. Shares purchased with the proceeds from a money fund may be subject to a sales charge.

A "DCS Plan" is an Employer Sponsored Retirement Plan that (i) has contracted for current participant level recordkeeping with the Defined Contribution Services (DCS) division of Franklin Templeton Investor Services; or (ii) is receiving current DCS services by contracting with the entity identified in DCS promotional material for participant level recordkeeping related to those DCS services.

Qualified Investors - Advisor Class


The following investors or investments may qualify to buy Advisor Class shares of the Fund:

o Shares acquired by a financial intermediary in connection with its mutual fund trading platform that the intermediary holds, directly or indirectly, on behalf of a beneficial owner who has entered into a comprehensive fee or other advisory fee arrangement with any broker-dealer, trust company or registered investment advisor (RIA) that is not an affiliate or associated person of the financial intermediary, provided the financial intermediary has entered into an agreement with Distributors authorizing the sale of Fund shares. Minimum initial investment: $50,000 for individual or multiple clients.

o Shares acquired by a financial intermediary that the intermediary holds on behalf of a beneficial owner who has entered into a comprehensive fee or other advisory fee arrangement with the financial intermediary or an affiliate or associated person of the financial intermediary, provided the financial intermediary has entered into an agreement with Distributors authorizing the sale of Fund shares. No minimum initial investment.

o Governments, municipalities, and tax-exempt entities that meet the requirements for qualification under section 501 of the Internal Revenue Code. Minimum initial investment: $1 million in Advisor Class or Class Z shares of any Franklin Templeton fund.

o Current and former officers, trustees, directors, full-time employees (and their family members) of both Franklin Templeton Investments and Franklin Templeton Funds, consistent with our then-current policies. Minimum initial investment: $100 ($50 for accounts with an automatic investment plan).

o  Assets held in accounts managed by a subsidiary of Franklin Resources, Inc.:
   (1) under an advisory agreement (including sub-advisory agreements); and/or
   (2) as Trustee of an inter vivos or testamentary trust.

o Assets held in accounts managed by a state or federally regulated trust company or bank (Trust Company) either as discretionary trustee of an inter vivos or testamentary trust or as manager under an advisory agreement (including sub-advisory) or other agreement that grants the Trust Company investment discretion over those assets (Trust Company Managed Assets) if (i) the aggregate value of Trust Company Managed Assets invested in Franklin Templeton funds at the time of purchase equals at least $1 million; and (ii) the purchased shares are registered directly to the Trust Company in its corporate capacity (not as trustee of an individual trust) and held solely as Trust Company Managed Assets.

o An Employer Sponsored Retirement Plan (Plan) with Plan assets of $1 million or more that is not an Existing DCS Plan. An "Employer Sponsored Retirement Plan" includes (a) an employer sponsored pension or profit sharing plan that qualifies (Qualified Plan) under section 401(a) of the Internal Revenue Code
   (Code), including Code section 401(k), money purchase pension, profit sharing and defined benefit plans; (b) an ERISA covered 403(b); and (c) certain non-qualified deferred compensation arrangements that operate in a similar manner to a Qualified Plan, such as 457 plans and executive deferred compensation arrangements, but not including employer sponsored IRAs. An "Existing DCS Plan" is an Employer Sponsored Retirement Plan that has contracted on or before May 1, 2006 for participant level recordkeeping with an affiliate of Distributors (the Recordkeeping Affiliate) or with the entity identified in the Recordkeeping Affiliate's small business plan promotional materials. An Existing DCS Plan became eligible to purchase Advisor Class shares on May 1, 2007.

o  Any trust or plan established as part of a qualified tuition program under
   Section 529 of the Internal Revenue Code, provided that Distributors or an affiliate of Distributors has entered into a contract with the state sponsor of the program to provide certain services relating to the operation of the program. No initial minimum investment.

o An individual or entity associated with a current customer of Franklin Templeton Institutional, LLC (FTI, LLC) if approved by FTI, LLC in consultation with its customer.

Buying Shares

Effective July 10, 2002, the Small Cap Fund II was closed to all new investors. Please see page 38 for further information.

MINIMUM INVESTMENTS - CLASS A, C & R
----------------------------------------------------------------------
                                                   Initial
----------------------------------------------------------------------
Regular accounts                                    $1,000
----------------------------------------------------------------------
Automatic investment plans                          $50
----------------------------------------------------------------------
UGMA/UTMA accounts                                  $100
----------------------------------------------------------------------
Employer Sponsored Retirement Plans, SIMPLE-IRAs,
SEP-IRAs, SARSEPs or 403(b) plan accounts
                                                    no minimum
----------------------------------------------------------------------
IRAs, IRA rollovers, Coverdell Education Savings
Plans or Roth IRAs                                  $250
----------------------------------------------------------------------
Broker-dealer sponsored wrap account programs
                                                    no minimum
----------------------------------------------------------------------
Current and former full-time employees, officers, $100 trustees and directors of Franklin Templeton entities, and their family members

----------------------------------------------------------------------

Please note that you may only buy shares of a fund eligible for sale in your state or jurisdiction.

Account Application

If you are opening a new account, please complete and sign the enclosed account application. Make sure you indicate the share class you have chosen. If you do not indicate a class, we will place your purchase in Class A shares. To save time, you can sign up now for services you may want on your account by completing the appropriate sections of the application (see "Investor Services" on page 96). For example, if you would like to link one of your bank accounts to your Fund account so that you may use electronic funds transfer to and from your bank account to buy and sell shares, please complete the bank information section of the application. We will keep your bank information on file for future purchases and redemptions. We do not accept cash, credit card convenience checks, non-bank money orders or travelers checks as forms of payment to purchase shares.


BUYING SHARES
---------------------------------------------------------------------------------------------
                           Opening an account              Adding to an account
---------------------------------------------------------------------------------------------
Through your investment
representative             Contact your investment         Contact your investment
                           representative                  representative
---------------------------------------------------------------------------------------------
                           If you have another Franklin    Before requesting a telephone or
By                         Templeton fund account with     Phone/Online online purchase into
                           your bank account information   an existing account, please make
(Up to $100,000 per        on file, you may open a new     sure we have your bank account
shareholder per day)       account by phone. At this       information on file. If we do
                           time, a new account may not be  not have this information, you
1-800/632-2301             opened online.                  will need to send written
                                                           instructions with your bank's
franklintempleton.com      To make a same day investment,  name and address and a voided
                           your phone order must be        check or savings account deposit
Note: (1) certain account  received and accepted by us by  slip. If the bank and Fund
types are not available    1:00 p.m. Pacific time or the   accounts do not have at least
for online account access  close of the New York Stock     one common owner, your written
and (2) the amount may be  Exchange, whichever is earlier. request must be signed by all
higher for members of                                      fund and bank account owners,
Franklin Templeton VIP                                     and each individual must have
ServicesTM.  Please see                                    his or her signature guaranteed.
page 99 for more
information regarding                                      To make a same day investment,
eligibility.                                               your phone or online order must
                                                           be received and accepted by us
                                                           by 1:00 p.m. Pacific time or the
                                                           close of the New York Stock
                                                           Exchange, whichever is earlier.

---------------------------------------------------------------------------------------------
                           Make your check payable to the  Make your check payable to the
                           Fund.                           Fund. Include your account
                                                           number on the check.
By Mail                    Mail the check and your signed
                           application to Investor         Fill out the deposit slip from
                           Services.                       your account statement. If you
                                                           do not have a slip,
                                                           include a note with
                                                           your name, the Fund
                                                           name, and your
                                                           account number.

                                                           Mail the check and
                                                           deposit slip or note
                                                           to Investor Services.
---------------------------------------------------------------------------------------------
                           Call to receive a wire control  Call to receive a wire control
                           number and wire instructions.   number and wire instructions.

                           Wire the funds and mail your    To make a same day wire
By Wire                    signed application to Investor  investment, the wired funds must
                           Services. Please include the    be received and accepted by us
1-800/632-2301             wire control number or your     by 1:00 p.m. Pacific time or the
(or 1-650/312-2000         new account number on the       close of the New York Stock
collect)                   application.                    Exchange, whichever is earlier.

                           To make a same day wire
                           investment, the wired funds
                           must be received and accepted
                           by us by 1:00 p.m. Pacific
                           time or the close of the
                           New York Stock Exchange,
                           whichever is earlier.
---------------------------------------------------------------------------------------------
                           Call Shareholder Services at    Call Shareholder Services at
By Exchange                1-800/632-2301, or send signed  1-800/632-2301, or send signed
franklintempleton.com      written instructions.           written instructions. You also may
                           You also may place an online    place an online exchange
                           exchange order. The automated   order.
                           telephone system cannot be
                           used to open a new account.     (Please see page 103 for
                                                           information on exchanges.)
                           (Please see page 103 for
                           information on exchanges.)
---------------------------------------------------------------------------------------------

                               Franklin Templeton Investor Services
                         P.O. Box 997151, Sacramento, CA 95899-7151
                                     Call toll-free: 1-800/632-2301
       (Monday through Friday 5:30 a.m. to 5:00 p.m., Pacific time)
                  or visit us online 24 hours a day, 7 days a week,
                                           at franklintempleton.com



Investor Services

Automatic Investment Plan

This plan offers a convenient way for you to invest in a Fund by automatically transferring money from your checking or savings account each month to buy shares. To sign up, visit us online at franklintempleton.com or complete the appropriate section of your account application and mail it to Investor Services. If you are opening a new account in Aggressive, Flex Cap and Small-Mid Cap Funds, please include your minimum initial investment with your application.


Automatic Payroll Deduction

You may invest in a Fund automatically by transferring money from your paycheck to a Fund by electronic funds transfer. If you are interested, indicate on your application that you would like to receive an Automatic Payroll Deduction Program kit.


Automated Telephone System

Our automated system offers around-the-clock access to information about your account or any Franklin Templeton fund. This service is available by dialing any of the following numbers from a touch-tone phone:

Shareholder Services      1-800/632-2301
Advisor Services          1-800/524-4040
Retirement Services       1-800/527-2020

Distribution Options

You may reinvest distributions you receive from a Fund in an existing account in the same share class* of the Fund or another Franklin Templeton fund. Initial sales charges and CDSCs will not apply to reinvested distributions. You also can have your distributions deposited in a bank account, or mailed by check. Deposits to a bank account may be made by electronic funds transfer.

If you received a distribution and chose to return it to purchase additional shares in Class A shares of another Franklin Templeton fund, you will not be charged an initial sales charge if you invest the distribution within 90 days of the distribution date.

[Begin callout]
For retirement plans for which Franklin Templeton Bank & Trust is the trustee or custodian, special forms may be needed to receive distributions in cash. Please call 1-800/527-2020 for information.
[End callout]

Please indicate on your application the distribution option you have chosen, otherwise we will reinvest your distributions in the same share class of the Fund.

*Class B and C shareholders may reinvest their distributions in Class A shares of any Franklin Templeton money fund. Advisor Class shareholders may reinvest in Advisor Class or Class A shares of another Franklin Templeton fund. To reinvest your distributions in Advisor Class shares of another Franklin Templeton fund, you must be a current shareholder in Advisor Class or otherwise qualify to buy that fund's Advisor Class shares. DCS Plans may direct distributions to Class A shares if Class R shares are not offered by that fund.

Retirement Plans

Franklin Templeton Investments offers a variety of retirement plans for individuals and businesses. These plans require separate applications and their policies and procedures may be different than those described in this prospectus. For more information, including a free retirement plan brochure or application, please call Retirement Services at 1-800/527-2020.

Telephone/Online Privileges

You will automatically receive telephone/online privileges when you open your account, allowing you to obtain or view your account information, and conduct a number of transactions by phone or online, including: buy, sell, or exchange shares of most funds; use electronic funds transfer to buy or sell shares of most funds; change your address; and, add or change account services (including distribution options, systematic withdrawal plans and automatic investment plans).


To view your account information or request online transactions, you will first need to register for these services at the shareholder section of our website at franklintempleton.com. You will be asked to accept the terms of an online agreement(s) and establish a password for online services. If you are registered for online services, you may enroll online in Franklin Templeton's electronic delivery program for your shareholder documents. This will allow you to receive electronic delivery (through our website) of most funds' prospectuses, annual/semiannual reports to shareholders, and proxy statements, as well as your account(s) statements and trade confirmations, and discontinue receiving your paper copies through the U.S. mail. Using our shareholder website means you are consenting to sending and receiving personal financial information over the Internet, so you should be sure you are comfortable with the risks.


As long as we follow reasonable security procedures and act on instructions we reasonably believe are genuine, we will not be responsible for any losses that may occur from unauthorized requests. We will request passwords or other information, and also may record calls. To help safeguard your account, keep your password confidential, and verify the accuracy of your confirmation statements immediately after you receive them. Contact us immediately if you believe someone has obtained unauthorized access to your account or password. For transactions done over the Internet, we recommend the use of an Internet browser with 128-bit encryption. Certain methods of contacting us (such as by phone or by Internet) may be unavailable or delayed during periods of unusual market activity. Of course, you can decline telephone buy, sell, or exchange privileges on your account application, or choose not to register for online privileges. If you have telephone/online privileges on your account and want to discontinue them, please contact us for instructions. You may reinstate these privileges at any time in writing, including online registration with respect to online privileges.

Note: We discourage you from including confidential or sensitive information in any Internet communication to us. If you do choose to send email (encrypted or not) to us over the Internet, you are accepting the associated risks of lack of confidentiality.

Systematic Withdrawal Plan

This plan allows you to automatically sell your shares and receive regular payments from your account. A CDSC may apply to withdrawals that exceed certain amounts. Certain terms and minimums apply. To sign up, visit us online at franklintempleton.com or complete the appropriate section of your application.

Franklin Templeton VIP ServicesTM

You may be eligible for Franklin Templeton VIP ServicesTM if you are currently eligible for the $250,000 sales charge breakpoint based solely on shares registered directly with the Franklin Templeton funds' transfer agent and excluding shares held indirectly through brokerage accounts. Franklin Templeton VIP ServicesTM shareholders enjoy enhanced service and transaction capabilities. Please contact Shareholder Services at 1-800/632-2301 for additional information on this program.

Selling Shares


You can sell your shares at any time. Please keep in mind that a contingent deferred sales charge (CDSC) may apply. Please keep in mind that if you sell all the shares in your Small Cap Fund II account, your account will be closed and you will not be able to buy additional Small Cap Fund II shares or to reopen your Small Cap Fund II account. The Small Cap Fund II reserves the right to modify this policy at any time.


Selling Shares in Writing

Generally, requests to sell $100,000 or less can be made over the phone, online, or with a simple letter. Sometimes, however, to protect you and the Fund we will need written instructions signed by all registered owners, with a signature guarantee for each owner, if:

[Begin callout]
A signature guarantee helps protect your account against fraud. You can obtain a signature guarantee at most banks and securities dealers.
A notary public CANNOT provide a signature guarantee.
[End callout]

o  you are selling more than $100,000 worth of shares
o you want your proceeds paid to someone who is not a registered owner
o you want to send your proceeds somewhere other than the address of record, or preauthorized bank or brokerage firm account

We also may require a signature guarantee on instructions we receive from an agent, not the registered owners, or when we believe it would protect the Fund against potential claims based on the instructions received.

The amount may be higher for members of Franklin Templeton VIP ServicesTM. Please see page 99 for more information regarding eligibility.

Selling Recently Purchased Shares

If you sell shares recently purchased, we may delay sending you the proceeds until your check, draft or wire/electronic funds transfer has cleared, which may take seven business days or more.

Redemption Proceeds

Your redemption check will be sent within seven days after we receive your request in proper form. We are not able to receive or pay out cash in the form of currency.

Retirement Plans

You may need to complete additional forms to sell shares in a Franklin Templeton Bank & Trust retirement plan. For participants under age 59(1)/(2), tax penalties may apply. Call Retirement Services at 1-800/527-2020 for details.



SELLING SHARES
--------------------------------------------------------------------------------
                         To sell some or all of your shares
--------------------------------------------------------------------------------


Through your investment  Contact your investment representative representative
--------------------------------------------------------------------------------
                         Send written instructions and endorsed share certificates (if you hold share certificates) to
By Mail Investor Services. Corporate, partnership or trust accounts may need to send additional documents.

                         Specify the Fund, the account number and the dollar value or number of shares you wish to sell. If you own both Class A and B shares, also specify the class of shares, otherwise we will sell your Class A shares first. Be sure to include all necessary signatures and any additional documents, as well as signature guarantees if required.

                         A check will be mailed to the name(s) and address
                         on the account, or otherwise according to your
                         written instructions.
--------------------------------------------------------------------------------
                         As long as your transaction is for $100,000 or less,
                         you do not hold share certificates and you have not
By                       Phone/Online changed your address by phone or
                         online within the last 15 days, you can sell your
                         shares by phone or
1-800/632-2301           online. The amount may be higher for members of
                         Franklin Templeton VIP ServicesTM.  Please see page
franklintempleton.com    99 for more information regarding eligibility.

                         A check will be mailed to the name(s) and address
                         on the account, or a pre-authorized secondary
                         address. Written instructions, with a signature
                         guarantee, are required to send the check to
                         another address or to make it payable to another
                         person.
--------------------------------------------------------------------------------
                         You can call, write, or visit us online to have
By Electronic Funds      redemption proceeds sent to a bank account. See the
Transfer (ACH)           policies at left for selling shares by mail, phone,
                               or online.

                         Before requesting to have redemption proceeds sent to a bank account, please make sure we have your bank account information on file. If we do not have this information, you will need to send written instructions with your bank's name and a voided check or savings account deposit slip. If the bank and Fund accounts do not have at least one common owner, you must provide written instructions signed by all fund and bank account owners, and each individual must have his or her signature guaranteed.

                         If we receive your request in proper form by 1:00
                         p.m. Pacific time, proceeds sent by ACH generally
                         will be available within two to three business
                         days.
--------------------------------------------------------------------------------
                         Obtain a current prospectus for the fund you are
By Exchange              considering.  Prospectuses are available online at
                         franklintempleton.com.

                         Call Shareholder Services at the number below or send signed written instructions. You also may place an exchange order online. See the policies at left for selling shares by mail, phone, or online.

                         If you hold share certificates, you will need to
                         return them to the Fund before your exchange can be processed.
--------------------------------------------------------------------------------

Franklin Templeton Investor Services P.O. Box 997151,
Sacramento, CA 95899-7151
Call toll-free: 1-800/632-2301
(Monday through Friday 5:30 a.m. to 5:00 p.m., Pacific time) or visit us online 24 hours a day, 7 days a week, at franklintempleton.com


Exchanging Shares

Exchange Privilege

Class A, B, C & R

You can exchange shares between most Franklin Templeton funds within the same class,* generally without paying any additional sales charges. If you exchange shares held for less than six months, however, you may be charged the difference between the initial sales charge of the two funds if the difference is more than 0.25%. If you exchange shares from a money fund or another fund that does not have a sales charge, a sales charge may apply no matter how long you have held the shares.

Any CDSC will continue to be calculated from the date of your initial investment and will not be charged at the time of the exchange. The purchase price for determining a CDSC on exchanged shares will be the price you paid for the original shares. If you exchange shares subject to a CDSC into a Class A money fund, the time your shares are held in the money fund will not count towards the CDSC holding period.

If you exchange your Class B shares for the same class of shares of another Franklin Templeton fund, the time your shares are held in that fund will count towards the eight-year period for automatic conversion to Class A shares.

DCS Plans may exchange Class R shares for Class A shares of another Franklin Templeton fund if that fund does not offer Class R shares.

*Class Z shareholders of Franklin Mutual Series Fund Inc. may exchange into Class A without any sales charge.

Advisor Class

You can exchange your Advisor Class shares for Advisor Class shares of other Franklin Templeton funds. You also may exchange your Advisor Class shares for Class A shares of a fund that does not currently offer an Advisor Class (without any sales charge)* or for Class Z shares of Franklin Mutual Series Fund Inc.

*If you exchange into Class A shares and you later decide you would like to exchange into a fund that offers an Advisor Class, you may exchange your Class A shares for Advisor Class shares if you are a current shareholder in Advisor Class or you otherwise qualify to buy the fund's Advisor Class shares.


All Classes

The remainder of the "Exchanging Shares" section applies to all classes.

[Begin callout]
An exchange is really two transactions: a sale of one fund and the purchase of another. In general, the same policies that apply to purchases and sales apply to exchanges, including minimum investment amounts. Exchanges also have the same tax consequences as ordinary sales and purchases.
[End callout]

Generally exchanges may only be made between identically registered accounts, unless you send written instructions with a signature guarantee.

Rejected exchanges. If a Fund rejects an exchange request involving the sale of Fund shares, the rejected exchange request will also mean rejection of the request to purchase shares of another fund with the proceeds of the sale. Of course, you may generally redeem shares of the Fund at any time.

Exchanges through financial intermediaries. If you are investing indirectly in a Fund through a financial intermediary such as a broker-dealer, a bank, an insurance company separate account, an investment advisor, an administrator or trustee of an IRS-recognized tax-deferred savings plan such as a 401(k) retirement plan and a 529 college savings plan that maintains a master account (an Omnibus Account) with the Fund for trading on behalf of its customers, different exchange and/or transfer limit guidelines and restrictions may apply. The financial intermediary through whom you are investing may choose to adopt different trading restrictions designed to discourage short-term or excessive trading. Consult with your financial intermediary (or, in the case of a 401(k) retirement plan, your plan sponsor) to determine what trading restrictions, including exchange/transfer limitations, may be applicable to you.

Fund exchange privilege changes/waiver. Each Fund may terminate or modify (temporarily or permanently) this exchange privilege in the future. You will receive 60 days' notice of any material changes, unless otherwise provided by law.

Other funds' exchange privileges. If there is a conflict between the exchange privileges of two funds involved in an exchange transaction, the stricter policy will apply to the transaction. Other Franklin Templeton funds may have different exchange restrictions. Check each fund's prospectus for details.

Market Timing Trading Policy

The Funds' board of trustees has adopted the following policies and procedures with respect to market timing (Market Timing Trading Policy).

Market timing generally. Each Fund discourages and does not intend to accommodate short-term or frequent purchases and redemptions of Fund shares, often referred to as "market timing." Each Fund intends to seek to restrict or reject such trading or take other action, as described below, if in the judgment of a Fund manager or transfer agent such trading may interfere with the efficient management of the Fund's portfolio, may materially increase the Fund's transaction costs, administrative costs or taxes, or may otherwise be detrimental to the interests of the Fund and its shareholders.

Market timing consequences. If information regarding your trading activity in a Fund or in any other Franklin Templeton fund or non-Franklin Templeton fund is brought to the attention of the Fund's manager or transfer agent and based on that information a Fund or its manager or transfer agent in its sole discretion concludes that your trading may be detrimental to the Fund as described in this Market Timing Trading Policy, the Fund may temporarily or permanently bar your future purchases into the Fund or, alternatively, may limit the amount, number or frequency of any future purchases and/or the method by which you may request future purchases and redemptions (including purchases and/or redemptions by an exchange or transfer between the Fund and any other mutual fund).


In considering an investor's trading activity, the Fund may consider, among other factors, the investor's trading history both directly and, if known, through financial intermediaries, in the Fund, in other Franklin Templeton funds, in non-Franklin Templeton mutual funds, or in accounts under common control or ownership (see, for example, "Investment by asset allocators" in the Statement of Additional Information).


Market timing through financial intermediaries. You are an investor subject to this Market Timing Trading Policy whether you are a direct shareholder of a Fund or you are investing indirectly in a Fund through a financial intermediary (such as a broker-dealer, a bank, trust company, an insurance company separate account, an investment advisor, or an administrator or trustee of an IRS-recognized tax-deferred savings plan such as a 401(k) retirement plan and a 529 college savings plan) that maintains an Omnibus Account with the Fund for trading on behalf of its customers.

While each Fund will encourage financial intermediaries to apply the Fund's Market Timing Trading Policy to their customers who invest indirectly in the Fund, each Fund is limited in its ability to monitor the trading activity or enforce its Market Timing Trading Policy with respect to customers of financial intermediaries. For example, should it occur, a Fund may not be able to detect market timing that may be facilitated by financial intermediaries or made difficult to identify in the Omnibus Accounts used by those intermediaries for aggregated purchases, exchanges and redemptions on behalf of all their customers. More specifically, unless the financial intermediaries have the ability to apply the Fund's Market Timing Trading Policy to their customers (for example, participants in a 401(k) retirement plan) through such methods as implementing short-term trading limitations or restrictions, imposing the Fund's redemption fee and monitoring trading activity for what might be market timing, the Fund may not be able to determine whether trading by customers of financial intermediaries is contrary to the Fund's Market Timing Trading Policy.

Risks from market timers. Depending on various factors, including the size of a Fund, the amount of assets the portfolio manager typically maintains in cash or cash equivalents, the dollar amount and number and frequency of trades and the types of securities in which the Fund typically invests, short-term or frequent trading may interfere with the efficient management of the Fund's portfolio, increase the Fund's transaction costs, administrative costs and taxes and/or impact Fund performance.


In addition, if the nature of a Fund's portfolio holdings exposes the Fund to "arbitrage market timers," the value of the Fund's shares may be diluted if redeeming shareholders receive proceeds (and buying shareholders receive shares) based upon net asset values which do not reflect appropriate fair value prices. Arbitrage market timing occurs when an investor seeks to take advantage of the possible delay between the change in the value of a mutual fund's portfolio holdings and the reflection of the change in the fund's net asset value per share.


Each Fund is currently using several methods to reduce the risks associated with market timing. These methods include:

o committing staff to selectively review on a continuing basis recent trading activity in order to identify trading activity that may be contrary to each Fund's Market Timing Trading Policy;
o  imposing a redemption fee for short-term trading; and
o seeking the cooperation of financial intermediaries to assist each Fund in identifying market timing activity.

Though these methods involve judgments that are inherently subjective and involve some selectivity in their application, each Fund seeks to make judgments and applications that are consistent with the interests of the Fund's shareholders. There is no assurance that a Fund or its agents will gain access to any or all information necessary to detect market timing in Omnibus Accounts. While each Fund will seek to take actions (directly and with the assistance of financial intermediaries) that will detect market timing, a Fund cannot represent that such trading activity can be minimized or completely eliminated.

Revocation of market timing trades. Transactions placed in violation of a Fund's Market Timing Trading Policy are not necessarily deemed accepted by the Fund and may be cancelled or revoked by the Fund following receipt by the Fund.

Redemption Fee

Redemption fee assessment. A short-term trading redemption fee will be imposed (with some exceptions) on any Fund shares in a Fund account that are sold (by redemption, whether voluntary or involuntary, or exchange) within seven (7) calendar days following their purchase date. This redemption fee will equal 2% of the amount redeemed (using standard rounding criteria) and shares held the longest will be treated as being redeemed first and shares held shortest as being redeemed last. The redemption fee may be collected by deduction from the redemption proceeds or, if imposed after the redemption transaction, by billing you.

This redemption fee is imposed to discourage short-term trading and is paid to the Fund to help offset any cost associated with such short-term trading. This redemption fee is not intended to accommodate short-term trading and the Fund will monitor the assessment of redemption fees against your account. Based on the frequency of redemption fees assessed against your account in the Fund and/or in your other Franklin Templeton fund accounts, the Fund manager or transfer agent may in its sole discretion determine that your trading activity may be detrimental to the Fund as described in the Fund's "Market Timing Trading Policy" section and elect to (i) reject or limit the amount, number, frequency or method for requesting future purchases into the Fund and/or (ii) reject or limit the amount, number, frequency or method for requesting future exchanges or redemptions out of the Fund.

Redemptions through financial intermediaries. You are an investor subject to this 2% short-term trading redemption fee whether you are a direct shareholder of a Fund or you are investing indirectly in a Fund through a financial intermediary such as a broker-dealer, a bank, an insurance company separate account, an investment advisor, an administrator or trustee of an IRS-recognized tax-deferred savings plan such as a 401(k) retirement plan and a 529 college savings plan that maintains an Omnibus Account with the Fund for trading on behalf of its customers. Currently, only certain intermediaries have the ability to collect the Fund's redemption fee on the Fund's behalf from their customers' accounts. Even in the case of these intermediaries who are collecting the redemption fee, due to policy, operational and/or systems' requirements and limitations, these intermediaries may use criteria and methods for tracking, applying and/or calculating the fee that may differ in some respects from that of the Fund. Each Fund will continue to encourage all financial intermediaries to develop the capability to begin imposing the redemption fee from their customers who invest in the Fund. If you are investing in Fund shares through a financial intermediary, you should contact your financial intermediary (or, in the case of a 401(k) retirement plan, your plan sponsor) for more information on any differences in how the redemption fee is applied to your investments in the Fund.


Waiver/Exceptions/Changes. Each Fund reserves the right to waive the redemption fee at its discretion if the Fund's transfer agent believes such waiver is consistent with the best interests of the Fund and to the extent permitted or required by applicable law. Each Fund's transfer agent may also, at its discretion and upon receipt of a shareholder's written request, waive the redemption fee because of a bona fide and unanticipated financial emergency. The redemption fee does not apply to redemptions by other mutual funds, Omnibus Account owners and certain comprehensive fee programs where investment instructions are given at the firm level of Fund approved broker-dealers on behalf of their clients invested in Franklin Templeton funds. In addition, the Fund reserves the right to modify or eliminate the redemption fee or waivers at any time. You will receive 60 days' notice of any material changes, unless otherwise provided by law.


Limitations on collection. Currently, each Fund is very limited in its ability to ensure that the redemption fee is imposed by financial intermediaries on behalf of their customers. For example, where a financial intermediary is not able to determine if the redemption fee applies and/or is not able to impose or collect the fee, or omits to collect the fee at the time of a redemption, the Fund will not receive the redemption fees. Further, if Fund shares are redeemed by a financial intermediary at the direction of its customer(s), the Fund may not know: (1) whether a redemption fee is applicable; and/or (2) the identity of the customer who should pay the redemption fee.

Involuntary redemptions. Each Fund reserves the right to close your account if the account value falls below $500 ($125 for individual retirement accounts; $50 for employee and UGMA/UTMA accounts), or you are deemed to engage in activities that are illegal (such as late trading) or otherwise believed to be detrimental to the Fund (such as market timing).

Account Policies

Calculating Share Price


Class A, B & C


When you buy shares, you pay the "offering price" for the shares. The "offering price" is determined by dividing the NAV per share by an amount equal to 1 minus the sales charge applicable to the purchase (expressed in decimals), calculated to two decimal places using standard rounding criteria. The number of Fund shares you will be issued will equal the amount invested divided by the applicable offering price for those shares, calculated to three decimal places using standard rounding criteria. For example, if the NAV per share is $10.25 and the applicable sales charge for the purchase is 5.75%, the offering price would be calculated as follows: 10.25 divided by 1.00 minus 0.0575 [10.25/0.9425] equals 10.87533, which, when rounded to two decimal points, equals 10.88. The offering price per share would be $10.88.

When you sell shares, you receive the NAV minus any applicable CDSC.

All Classes


The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The NAV per share is determined by dividing the total net asset value of each fund's share class by the applicable number of shares outstanding per share class.

Each Fund calculates the NAV per share each business day at the close of trading on the New York Stock Exchange (NYSE) (normally 1:00 p.m. Pacific time). Each Fund does not calculate the NAV on days the NYSE is closed for trading, which include New Year's Day, Martin Luther King Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

When determining its NAV, each Fund values cash and receivables at their realizable amounts, and records interest as accrued and dividends on the ex-dividend date. A Fund generally utilizes two independent pricing services to assist in determining a current market value for each security. If market quotations are readily available for portfolio securities listed on a securities exchange, the Fund values those securities at the last quoted sale price or the official closing price of the day, respectively, or, if there is no reported sale, within the range of the most recent quoted bid and ask prices. The Fund values over-the-counter portfolio securities within the range of the most recent bid and ask prices. If portfolio securities trade both in the over-the-counter market and on a stock exchange, the Fund values them according to the broadest and most representative market.


Requests to buy and sell shares are processed at the NAV next calculated after we receive your request in proper form.

Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the close of the NYSE. The value of these securities used in computing the NAV is determined as of such times. Occasionally, events affecting the values of these securities may occur between the times at which they are determined and the close of the NYSE that will not be reflected in the computation of the NAV. A Fund relies on third party pricing vendors to monitor for events materially affecting the value of these securities during this period. If an event occurs, the third party pricing vendors will provide revised values to the Fund.

Fair Valuation - Individual Securities

Each Fund has procedures, approved by the board of trustees, to determine the fair value of individual securities and other assets for which market prices are not readily available (such as certain restricted or unlisted securities and private placements) or which may not be reliably priced (such as in the case of trade suspensions or halts, price movement limits set by certain foreign markets, and thinly traded or illiquid securities). Some methods for valuing these securities may include: fundamental analysis (earnings multiple, etc.), matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. The board of trustees oversees the application of fair value pricing procedures.

The application of fair value pricing procedures represents a good faith determination based upon specifically applied procedures. There can be no assurance that the Fund could obtain the fair value assigned to a security if it were able to sell the security at approximately the time at which the Fund determines its NAV per share.
Security Valuation - Foreign Securities - Computation of U.S.
Equivalent Value

Each Fund generally determines the value of a foreign security as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of the close of trading on the NYSE, if earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE (generally 1:00 p.m. Pacific time) on the day that the value of the foreign security is determined. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. Occasionally events (such as repatriation limits or restrictions) may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the board of trustees.

Accounts with Low Balances

If your account has been open for more than one year and its value falls below $500 ($125 for individual retirement accounts; $50 for employee and UGMA/UTMA accounts), we will mail you a notice asking you to bring the account back up to its applicable minimum investment amount. If you choose not to do so within 30 days, we will close your account and mail the proceeds to the address of record. You will not be charged a CDSC if your account is closed for this reason. This policy does not apply to: (1) certain broker-controlled accounts established through the National Securities Clearing Corporation's Networking system; and,
(2) accounts in Class B and Class A accounts established pursuant to a conversion from Class B.

Statements, Reports and Prospectuses

You will receive quarterly account statements that show all your account transactions during the quarter. You also will receive written notification after each transaction affecting your account (except for distributions and transactions made through automatic investment or withdrawal programs, which will be reported on your quarterly statement).

You also will receive the Funds' financial reports every six months as well as an annual updated prospectus. To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and prospectus. This process, called "householding," will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at 1-800/632-2301. At any time you may view current prospectuses and financial reports on our website.


If you choose, you may receive your statements, financial reports and prospectuses through electronic delivery (please see "Telephone/Online Privileges" on page 97).


Investment Representative Account Access

If there is a dealer or other investment representative of record on your account, he or she will be able to obtain your account information, conduct transactions for your account, and also will receive copies of all notifications and statements and other information about your account directly from the Fund.

Street or Nominee Accounts

You may transfer your shares from the street or nominee name account of one dealer to another, as long as both dealers have an agreement with Distributors. We will process the transfer after we receive authorization in proper form from your delivering securities dealer.

Joint Accounts

Unless you specify a different registration, shares issued to two or more owners are registered as "joint tenants with rights of survivorship" (shown as "Jt Ten" on your account statement). To make any ownership changes to jointly owned shares, or to sever a joint tenancy in jointly owned shares, all owners must agree in writing.

Joint Account Risk with Telephone/Online Privileges

You will automatically receive telephone/online privileges when you open your account. If your account has more than one registered owner, telephone/online privileges allow the Fund to accept online registration for online services (including electronic delivery of shareholder documents) and transaction instructions online or by telephone from only one registered owner. This means that any one registered owner on your account, acting alone and without the consent of any other registered owner, may give a Fund instructions by telephone, online or in writing (subject to any limitations in telephone or online privileges) to:

o Exchange shares from a jointly registered Fund account requiring all registered owner signatures into an identically registered money fund account that only requires one registered owner's signature to redeem shares;

o Redeem Fund shares and direct the redemption proceeds to a bank account that may or may not be owned by you and, if owned by you jointly with someone else, only requires one person to withdraw funds by check or otherwise;

o Add/Change the bank account to which Fund share redemption proceeds may be sent, which bank account may not be owned by you;

o  Purchase Fund shares by debiting a bank account that may be owned by you; and

o Add/Change the bank account that may be debited for Fund share purchases, which new account may be owned by you.

If you do NOT want another registered owner on your account to be able to issue these kinds of instructions to the Fund without your consent, you must instruct the Fund to deny/terminate online privileges and the ability to issue such instructions by telephone so that these types of instructions will only be accepted in writing signed by all account owners. This decision will apply to any other fund into which you may exchange your jointly owned Fund shares. Any later decision to permit these types of instructions by telephone and/or online will need to be given to the Fund in a written instruction signed by all registered owners.

Additional Policies

Please note that each Fund maintains additional policies and reserves certain rights, including:

   o The Fund may restrict, reject or cancel any purchase orders, including an exchange request.
   o The Fund may modify, suspend, or terminate telephone/online privileges at any time.
   o The Fund may make material changes to or discontinue the exchange privilege on 60 days' notice or as otherwise provided by law.
   o The Fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.
   o Normally, redemptions are processed by the next business day, but may take up to seven days to be processed if making immediate payment would adversely affect the Fund.
   o In unusual circumstances, we may temporarily suspend redemptions or postpone the payment of proceeds, as allowed by federal securities laws.
   o For redemptions over a certain amount, the Fund may pay redemption proceeds in securities or other assets rather than cash if the manager determines it is in the best interest of the Fund, consistent with applicable law.
   o You may only buy shares of a fund (including the purchase side of an exchange) eligible for sale in your state or jurisdiction.
   o To permit investors to obtain the current price, dealers are responsible for transmitting all orders to the Fund promptly.

Dealer Compensation

Class A, B, C & R

Qualifying dealers who sell Fund shares may receive sales commissions and other payments. These are paid by Distributors from sales charges received from purchasing or redeeming shareholders, from distribution and service (12b-1) fees from the Funds and from Distributors' other financial resources. Dealers may also receive shareholder servicing fees for servicing investors who indirectly hold Franklin Templeton fund shares through dealer-maintained brokerage accounts as more fully described under "Shareholder servicing and transfer agent" in the SAI. These fees are paid by each Fund's transfer agent from payments it receives under its agreement with the Fund.

                                   Class A    Class B  Class C    Class R
----------------------------------------------------------------------------
Commission (%)                   ---           ---       1.00(4)    ---
Investment under $50,000         5.00          ---       ---        ---
$50,000 but under $100,000       3.75          ---       ---        ---
$100,000 but under $250,000      2.80          ---       ---        ---
$250,000 but under $500,000      2.00          ---       ---        ---
$500,000 but under $1 million    1.60          ---       ---        ---
$1 million or more               up to 1.00(1) ---       ---        ---
12b-1 fee to dealer              0.25(1,2)     0.25(3)   1.00(5)    0.50

On accounts established prior to May 1, 2006, a dealer commission of up to 1% may be paid on Class A NAV purchases by Employer Sponsored Retirement Plans.(1)

If any dealer commissions are paid in connection with a purchase which is subsequently rejected or results in any trading restriction placed on the purchaser as a result of a determination by each Fund's manager or transfer agent that the purchase may be connected with trading activity that may be detrimental to the Fund as described in the Fund's "Market Timing Trading Policy," the dealer shall, upon demand, refund such commissions to Distributors.

1. For purchases at NAV where Distributors paid a prepaid commission, dealers may start to receive the 12b-1 fee in the 13th month after purchase. For purchases at NAV where Distributors did not pay a prepaid commission, dealers may start to receive the 12b-1 fee at the time of purchase.
2. The Aggressive Fund and Small Cap Fund II may each pay up to 0.35% to Distributors or others, out of which 0.10% generally will be retained by Distributors for its distribution expenses.
3. After eight years, Class B shares convert to Class A shares and dealers may then receive the 12b-1 fee applicable to Class A.
4. Commission includes advance of the first year's 0.25% 12b-1 service fee. Distributors may pay a prepaid commission. However, Distributors does not pay a prepaid commission on any purchases by Employer Sponsored Retirement Plans.
5. Dealers may be eligible to receive up to 0.25% at the time of purchase and may be eligible to receive 1% starting in the 13th month. During the first 12 months, the full 12b-1 fee will be paid to Distributors to partially offset the commission and the prepaid service fee paid at the time of purchase. For purchases at NAV where Distributors did not pay a prepaid commission, dealers may start to receive the 12b-1 fee at the time of purchase.

Other dealer compensation. Distributors may make payments from its own financial resources to certain dealers who have sold shares of the Franklin Templeton mutual funds. In the case of any one dealer, marketing support payments will not exceed the sum of 0.10% of that dealer's current year's total sales of Franklin Templeton mutual funds, and 0.05% (or 0.03%) of the total assets of equity (or fixed income) funds attributable to that dealer, on an annual basis. Marketing support payments made to organizations located outside the U.S., with respect to investments in a Fund by non-U.S. persons, may exceed this limitation. Distributors makes these payments in connection with the qualifying dealers' efforts to educate financial advisors about the Franklin Templeton funds. A number of factors will be considered in determining payments, including the qualifying dealer's sales, assets and redemption rates, and the quality of the dealer's relationship with Distributors. Distributors will, on an annual basis, determine the advisability of continuing these payments.

To the extent permitted by SEC and NASD rules and other applicable laws and regulations, Distributors may pay or allow other promotional incentives or payments to dealers.

Sale of Fund shares, as well as shares of other funds in Franklin Templeton Investments, is not considered a factor in the selection of broker-dealers to execute the Funds' portfolio transactions. Accordingly, the allocation of portfolio transactions for execution by broker-dealers that sell Fund shares is not considered marketing support payments to such broker-dealers.

You can find further details in the SAI about the payments made by Distributors and the services provided by your financial advisor. Your financial advisor may charge you additional fees or commissions other than those disclosed in this prospectus. You should ask your financial advisor for information about any payments it receives from Distributors and any services it provides, as well as about fees and/or commissions it charges.

Advisor Class

Qualifying dealers who sell Advisor Class shares may receive up to 0.25% of the amount invested. This amount is paid by Distributors from its own resources.


Questions

If you have any questions about the Funds or your account, you can write to us at P.O. Box 997151, Sacramento, CA 95899-7151. You also can call us at one of the following numbers. For your protection and to help ensure we provide you with quality service, all calls may be monitored or recorded.

                                                    Hours (Pacific time,
Department Name              Telephone Number       Monday through Friday)
--------------------------------------------------------------------------------
Shareholder Services         1-800/632-2301         5:30 a.m. to 5:00 p.m.
Fund Information             1-800/DIAL BEN(R)      5:30 a.m. to 5:00 p.m.
                             (1-800/342-5236)
Retirement Services          1-800/527-2020         5:30 a.m. to 5:00 p.m.
Advisor Services             1-800/524-4040         5:30 a.m. to 5:00 p.m.
Institutional Services       1-800/321-8563         6:00 a.m. to 4:00 p.m.
TDD (hearing impaired)       1-800/851-0637         5:30 a.m. to 5:00 p.m.
Automated Telephone System   1-800/632-2301         (around-the-clock access)
                             1-800/524-4040
                             1-800/527-2020

FOR MORE INFORMATION

You can learn more about each Fund in the following documents:

Annual/Semiannual Report to Shareholders

Includes a discussion of recent market conditions and Fund strategies that significantly affected Fund performance during its last fiscal year, financial statements, detailed performance information, portfolio holdings and, in the annual report only, the independent registered public accounting firm's report.

Statement of Additional Information (SAI)

Contains more information about each Fund, its investments and policies. It is incorporated by reference (is legally a part of this prospectus).

For a free copy of the current annual/semiannual report or the SAI, please contact your investment representative or call us at the number below. You also can view the current annual/semiannual report and the SAI online through franklintempleton.com.

You also can obtain information about each Fund by visiting the SEC's Public Reference Room in Washington, DC (phone 1-202/551-8090) or the EDGAR Database on the SEC's Internet site at http://www.sec.gov. You can obtain copies of this information, after paying a duplicating fee, by writing to the SEC's Public Reference Section, Washington, DC 20549-0102 or by electronic request at the following email address: publicinfo@sec.gov.

[Insert FRANKLIN TEMPLETON INVESTMENTS logo] One Franklin Parkway, San Mateo, CA 94403-1906 1-800/DIAL BEN(R) (1-800/342-5236) TDD (Hearing Impaired)
1-800/851-0637 franklintempleton.com

GAIN FROM OUR PERSPECTIVE(R)



2259            Investment Company Act file #811-06243              FSS1 P 09/07







































































FRANKLIN STRATEGIC SERIES

Franklin Aggressive Growth Fund
Franklin Flex Cap Growth Fund
Franklin Small Cap Growth Fund II
Franklin Small-Mid Cap Growth Fund
Class A, B, C, R & Advisor


STATEMENT OF ADDITIONAL INFORMATION
September 1, 2007


[Insert Franklin Templeton Investments logo]


P.O. Box 997151, Sacramento, CA 95899-7151 1-800/DIAL BEN(R)
-------------------------------------------------------------------------------

This Statement of Additional Information (SAI) is not a prospectus. It contains information in addition to the information in the Funds' prospectus. The Funds' prospectus, dated September 1, 2007, which we may amend from time to time, contains the basic information you should know before investing in a Fund. You should read this SAI together with the Funds' prospectus.

The audited financial statements and Report of Independent Registered Public Accounting Firm in the Funds' Annual Report to Shareholders, for the fiscal year ended April 30, 2007, are incorporated by reference (are legally a part of this SAI).


For a free copy of the current prospectus or annual report, contact your investment representative or call 1-800/DIAL BEN(R) (1-800/342-5236).

CONTENTS


Goals, Strategies and Risks ...........................2
Officers and Trustees .................................18
Fair Valuation and Liquidity...........................23
Proxy Voting Policies and Procedures...................23
Management and Other Services .........................25
Portfolio Transactions ................................29
Distributions and Taxes ...............................31
Organization, Voting Rights
 and Principal Holders ................................37
Buying and Selling Shares .............................39
The Underwriter .......................................46
Performance ...........................................48
Miscellaneous Information .............................51
Description of Ratings ................................51



-------------------------------------------------------------------------------
Mutual funds, annuities, and other investment products:
-------------------------------------------------------------------------------
o  are not insured by the Federal Deposit Insurance Corporation, the
   Federal Reserve Board, or any other agency of the U.S. government;
-------------------------------------------------------------------------------
o  are not deposits or obligations of, or guaranteed or endorsed by, any bank;
-------------------------------------------------------------------------------
o  are subject to investment risks, including the possible loss of principal.
-------------------------------------------------------------------------------


                                                                  FSS1 SAI 09/07
-------------------------------------------------------------------------------


Goals, Strategies and Risks

Generally, the policies and restrictions discussed in this SAI and in the prospectus apply when a Fund makes an investment. In most cases, the Fund is not required to sell a security because circumstances change and the security no longer meets one or more of the Fund's policies or restrictions. If a percentage restriction or limitation is met at the time of investment, a later increase or decrease in the percentage due to a change in the value or liquidity of portfolio securities will not be considered a violation of the restriction or limitation.

If a bankruptcy or other extraordinary event occurs concerning a particular security a Fund owns, the Fund may receive stock, real estate or other investments that the Fund would not, or could not, buy. If this happens, the Fund intends to sell such investments as soon as practicable while trying to maximize the return to shareholders.

Each Fund has adopted certain investment restrictions as fundamental and non-fundamental policies. A fundamental policy may only be changed if the change is approved by (i) more than 50% of a Fund's outstanding shares or (ii) 67% or more of a Fund's shares present at a shareholder meeting if more than 50% of a Fund's outstanding shares are represented at the meeting in person or by proxy, whichever is less. A non-fundamental policy may be changed by the board of trustees without the approval of shareholders.

Fundamental Investment Policies


The investment goal of the Franklin Aggressive Growth Fund (Aggressive Fund) is capital appreciation.

The investment goal of the Franklin Flex Cap Growth Fund (Flex Cap Fund) is capital appreciation.

The investment goal of the Franklin Small Cap Growth Fund II (Small Cap Fund II) is long-term capital growth.

The investment goal of the Franklin Small-Mid Cap Growth Fund (Small-Mid Cap
Fund) is long-term capital growth.

Other than the Small-Mid Cap Fund, each Fund may not:

1. Borrow money, except to the extent permitted by the Investment Company Act of 1940, as amended (1940 Act), or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the U.S. Securities and Exchange Commission (SEC).

2. Act as an underwriter except to the extent the Fund may be deemed to be an underwriter when disposing of securities it owns or when selling its own shares.

3. Make loans if, as a result, more than 33-1/3% of its total assets would be lent to other persons, including other investment companies to the extent permitted by the 1940 Act or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC. This limitation does not apply to (i) the lending of portfolio securities, (ii) the purchase of debt securities, other debt instruments, loan participations and/or engaging in direct corporate loans in accordance with its investment goals and policies, and
(iii) repurchase agreements to the extent the entry into a repurchase agreement is deemed to be a loan.

4. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from (i) purchasing or selling securities or instruments secured by real estate or interests therein, securities or instruments representing interests in real estate or securities or instruments of issuers that invest, deal or otherwise engage in transactions in real estate or interests therein, and (ii) making, purchasing or selling real estate mortgage loans.

5. Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from (i) engaging in transactions involving currencies and futures contracts and options thereon or (ii) investing in securities or other instruments that are secured by physical commodities.

6. Issue senior securities, except to the extent permitted by the 1940 Act or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC.

7. Invest more than 25% of the Fund's net assets(1) in securities of issuers in any one industry (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies).

8. Purchase the securities of any one issuer (other than the U.S. government or any of its agencies or instrumentalities or securities of other investment companies, whether registered or excluded from registration under Section 3(c) of the 1940 Act) if immediately after such investment (i) more than 5% of the value of the Fund's total assets would be invested in such issuer or (ii) more than 10% of the outstanding voting securities of such issuer would be owned by the Fund, except that up to 25% of the value of the Fund's total assets may be invested without regard to such 5% and 10% limitations.

1. For Aggressive Fund, this policy relates to 25% of its total assets.


The Small-Mid Cap Fund may not:

 1. Purchase the securities of any one issuer (other than obligations of the U.S., its agencies or instrumentalities) if immediately thereafter, and as a result of the purchase, the Fund would (a) have invested more than 5% of the value of its total assets in the securities of the issuer, or (b) hold more than 10% of any voting class of the securities of any one issuer.

 2. Make loans to other persons, except by the purchase of bonds, debentures or similar obligations which are publicly distributed or of a character usually acquired by institutional investors or through loans of the Fund's portfolio securities, or to the extent the entry into a repurchase agreement may be deemed a loan.

 3. Borrow money (does not preclude the Fund from obtaining such short-term credit as may be necessary for the clearance of purchases and sales of its portfolio securities), except in the form of reverse repurchase agreements or from banks in order to meet redemption requests that might otherwise require the untimely disposition of portfolio securities or for other temporary or emergency (but not investment) purposes, in an amount up to 10% of the value of the Fund's total assets (including the amount borrowed) based on the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of the Fund's total assets, the Fund will not make any additional investments.

 4. Invest more than 25% of the Fund's assets (at the time of the most recent investment) in any single industry.

 5. Underwrite securities of other issuers or invest more than 10% of its assets in securities with legal or contractual restrictions on resale (although the Fund may invest in such securities to the extent permitted under the federal securities laws, for example, transactions between the Fund and Qualified Institutional Buyers subject to Rule 144A under the Securities Act of 1933) or which are not readily marketable, or which have a record of less than three years continuous operation, including the operations of any predecessor companies, if more than 10% of the Fund's total assets would be invested in such companies.

 6. Invest in securities for the purpose of exercising management or control of the issuer.

 7. Maintain a margin account with a securities dealer or invest in commodities and commodity contracts (except that the Fund may engage in financial futures, including stock index futures, and options on stock index futures) or lease or acquire any interests, including interests issued by limited partnerships (other than publicly traded equity securities) in oil, gas, or other mineral exploration or development programs, or invest in excess of 5% of its total assets in options unrelated to the Fund's transactions in futures, including puts, calls, straddles, spreads, or any combination thereof.

 8. Effect short sales, unless at the time the Fund owns securities equivalent in kind and amount to those sold (which will normally be for deferring recognition of gains or losses for tax purposes). The Fund does not currently intend to employ this investment technique.

 9. Invest directly in real estate, real estate limited partnerships or illiquid securities issued by real estate investment trusts (the Fund may, however, invest in marketable securities issued by real estate investment trusts).

10. Invest in the securities of other investment companies, except where there is no commission other than the customary brokerage commission or sales charge, or except that securities of another investment company may be acquired pursuant to a plan of reorganization, merger, consolidation or acquisition, and except where the Fund would not own, immediately after the acquisition, securities of the investment companies which exceed in the aggregate i) more than 3% of the issuer's outstanding voting stock, ii) more than 5% of the Fund's total assets, and iii) together with the securities of all other investment companies held by the Fund, exceed, in the aggregate, more than 10% of the Fund's total assets. The Fund may invest in shares of one or more money market funds managed by the manager or its affiliates.

11. Purchase from or sell to its officers and trustees, or any firm of which any officer or trustee is a member, as principal, any securities, but may deal with such persons or firms as brokers and pay a customary brokerage commission; or purchase or retain securities of any issuer, if to the knowledge of the Trust, one or more of the officers or trustees of the Trust, or the manager, own beneficially more than one-half of 1% of the securities of such issuer and all such officers and trustees together own beneficially more than 5% of such securities.


Non-Fundamental Investment Policies


Aggressive Fund

1. Borrowings under fundamental investment restriction number 1 above may not exceed 15% of the value of the Fund's total assets (including the amount borrowed).

2. The Fund intends to limit its investments in foreign securities to no more than 10% of its total assets.

3. When suitable opportunities are available, the Fund may invest a small portion of its assets in private or illiquid securities, such as late stage venture capital financings.

Flex Cap Fund

   1. The Fund may not pledge, mortgage or hypothecate its assets as securities for loans, nor to engage in joint or joint and several trading accounts in securities, except that it may: (i) participate in joint repurchase arrangements; (ii) invest in shares of one or more money market funds managed by the manager or its affiliates, to the extent permitted by exemptions granted under the 1940 Act; or (iii) combine orders to buy or sell with orders from other persons to obtain lower brokerage commissions.

   2. The Fund may invest in securities of companies operating in the real estate industry, including real estate investment trusts (REITs). The Fund currently intends to limit these investments to no more than 10% of total assets.

   3. The Fund may invest up to 20% of its total assets in debt securities. The Fund may invest in debt securities that the manager believes present an opportunity for capital appreciation as a result of improvement in the creditworthiness of the issuer. The receipt of income from debt securities is incidental to the Fund's investment goal. The Fund may invest in both rated and unrated debt securities. The Fund may buy securities that are rated at least B by Moody's Investors Service (Moody's) or Standard & Poor's (S&P(R)) or unrated securities of comparable quality. The Fund will not invest more than 5% of its assets in securities rated below investment grade.

   4. When suitable opportunities are available, the Fund may invest in initial public offerings of securities and may invest a small portion of its assets in private or illiquid securities, such as late stage venture capital financings.

Small Cap Fund II

1. The Fund may invest up to 25% of its total assets in foreign securities, including those of developing or emerging markets. The Fund currently intends to limit its investment in foreign securities to 10% of its total assets.

2.  The Fund may invest up to 10% of its total assets in REITs.

3. The Fund will not invest in securities issued without stock certificates or comparable stock documents.

4. The Fund may not invest more than 10% of its net assets in securities of issuers with less than three years continuous operation, including the operation of predecessor companies.

5. The Fund may invest up to 5% of its total assets in corporate debt securities that the manager believes have the potential for capital appreciation as a result of improvement in the creditworthiness of the issuer. The receipt of income from debt securities is incidental to the Fund's investment goal. The Fund may buy both rated and unrated debt securities. The Fund will invest in securities rated B or better by Moody's or S&P or unrated securities of comparable quality.

6. When suitable opportunities are available, the Fund may invest a small portion of its assets in private or illiquid securities, such as late stage venture capital financings.

Small-Mid Cap Fund


1. The Fund may not pledge, mortgage or hypothecate its assets as securities for loans, nor engage in joint or joint and several trading accounts in securities, except that it may: (i) participate in joint repurchase arrangements; (ii) invest in shares of one or more money market funds managed by the manager or its affiliates, to the extent permitted by exemptions granted under the 1940 Act; or (iii) combine orders to buy or sell with orders from other persons to obtain lower brokerage commissions.

2. The Fund may invest up to 25% of its total assets in foreign securities, including those of developing or emerging markets. The Fund currently intends to limit its investment in foreign securities to 10% of its total assets.

3.  The Fund may invest up to 10% of its total assets in REITs.

4. The Fund will not invest in securities issued without stock certificates or comparable stock documents.

5. The Fund may not invest more than 10% of its net assets in securities of issuers with less than three years continuous operation.

6. The Fund may invest up to 5% of its total assets in corporate debt securities that the manager believes have the potential for capital appreciation as a result of improvement in the creditworthiness of the issuer. The receipt of income from debt securities is incidental to the Fund's investment goal. The Fund may buy both rated and unrated debt securities. The Fund will invest in securities rated B or better by Moody's or S&P or unrated securities of comparable quality.

7. When suitable opportunities are available, the Fund may invest in initial public offerings of securities and may invest a small portion of its assets in private or illiquid securities, such as late stage venture capital financings.

Investments, techniques, strategies and their risks

Certain words or phrases may be used in descriptions of Fund investment policies and strategies to give investors a general sense of a Fund's levels of investment. They are broadly identified with, but not limited to, the following percentages of Fund total assets:

      "small portion"     less than 10%
      "portion"           10% to 25%
      "significant"       25% to 50%
      "substantial"       50% to 66%
      "primary"           66% to 80%
      "predominant"       80% or more

If a Fund intends to limit particular investments or strategies to no more than specific percentages of Fund assets, the prospectus or SAI will clearly identify such limitations. The percentages above are not limitations unless specifically stated as such in the Fund's prospectus or elsewhere in this SAI.


The value of your shares will increase as the value of the securities owned by a Fund increases and will decrease as the value of the Fund's investments decreases. In this way, you participate in any change in the value of the securities owned by a Fund. In addition to the factors that affect the value of any particular security that the Fund owns, the value of a Fund's shares may also change with movements in the stock and bond markets as a whole.


Biotechnology companies The biotechnology industry is subject to extensive government regulation. The industry will be affected by government regulatory requirements, regulatory approval for new drugs and medical products, patent considerations, product liability, and similar matters. For example, in the past several years, the U.S. Congress has considered legislation concerning healthcare reform and changes to the U.S. Food and Drug Administration's (FDA) approval process. If such legislation is passed it may affect the biotechnology industry. As these factors impact the biotechnology industry, the value of your shares may fluctuate significantly over relatively short periods of time.

Because the biotechnology industry is relatively new, investors may be quick to react to developments that affect the industry. In the past, biotechnology securities have exhibited considerable volatility in reaction to research and other developments. In comparison to more developed industries, there may be a thin trading market in biotechnology securities, and adverse developments in the biotechnology industry may be more likely to result in decreases in the value of biotechnology stocks.

Biotechnology companies are often small, start-up ventures whose products are only in the research stage. Only a limited number of biotechnology companies have reached the point of approval of products by the FDA and subsequent commercial production and distribution of such products. Therefore, the success of investments in the biotechnology industry is often based upon speculation and expectations about future products, research progress, and new product filings with regulatory authorities. Such investments are speculative and may drop sharply in value in response to regulatory or research setbacks.


Convertible securities Although each Fund may invest in convertible securities without limit, the Aggressive Fund currently intends to limit these investments to no more than 5% of net assets. The Flex Cap Fund, Small Cap Fund II and Small-Mid Cap Fund may also invest in enhanced convertible securities.

A convertible security is generally a debt obligation or preferred stock that may be converted within a specified period of time into a certain amount of common stock of the same or a different issuer. A convertible security provides a fixed-income stream and the opportunity, through its conversion feature, to participate in the capital appreciation resulting from a market price advance in its underlying common stock. As with a straight fixed-income security, a convertible security tends to increase in market value when interest rates decline and decrease in value when interest rates rise. Like a common stock, the value of a convertible security also tends to increase as the market value of the underlying stock rises, and it tends to decrease as the market value of the underlying stock declines. Because both interest rate and stock market movements can influence its value, a convertible security is not as sensitive to interest rates as a similar fixed-income security, nor is it as sensitive to changes in share price as its underlying stock.


A convertible security is usually issued either by an operating company or by an investment bank. When issued by an operating company, a convertible security tends to be senior to common stock, but may be subordinate to other types of fixed-income securities issued by that company. A convertible security may be subject to redemption by the issuer, but only after a specified date and under circumstances established at the time the security is issued. When a convertible security issued by an operating company is "converted," the operating company often issues new stock to the holder of the convertible security. However, if the convertible security is redeemable and the parity price of the convertible security is less than the call price, the operating company may pay out cash instead of common stock.

If the convertible security is issued by an investment bank, the security is an obligation of and is convertible through the issuing investment bank. The issuer of a convertible security may be important in determining the security's true value. This is because the holder of a convertible security will have recourse only to the issuer.

While each Fund uses the same criteria to rate a convertible debt security that it uses to rate a more conventional debt security, a convertible preferred stock is treated like a preferred stock for the Fund's financial reporting, credit rating, and investment limitation purposes. A preferred stock is subordinated to all debt obligations in the event of insolvency, and an issuer's failure to make a dividend payment is generally not an event of default entitling the preferred shareholder to take action. A preferred stock generally has no maturity date, so that its market value is dependent on the issuer's business prospects for an indefinite period of time. In addition, distributions from preferred stock are dividends, rather than interest payments.

Enhanced convertible securities. In addition to "plain vanilla" convertibles, a number of different structures have been created to fit the characteristics of specific investors and issuers. Examples of these enhanced characteristics for investors include yield enhancement, increased equity exposure or enhanced downside protection. From an issuer's perspective, enhanced structures are designed to meet balance sheet criteria, interest/dividend payment deductibility and reduced equity dilution. The following are descriptions of common structures of enhanced convertible securities.


Mandatory convertible securities are considered the most equity-like of convertible securities. At maturity these securities are mandatorily convertible into common stock, offering investors some form of yield enhancement in return for some of the upside potential in the form of a conversion premium. Typical characteristics of mandatories include: issued as preferred stock, convertible at premium, pay fixed quarterly dividends (typically higher than common stock dividends), and are non-callable for the life of the security (usually three to five years). An important feature of mandatories is that the number of shares received at maturity is determined by the difference between the price of the common stock at maturity and the price of the common stock at issuance. Mandatory convertible securities come in many forms. One increasingly popular structure due to favorable tax treatment is a trust that holds a combination of a debt instrument that pays a fixed quarterly premium with a forward contract that ensures delivery of the equity security at maturity. In some cases, these trusts are registered as closed-end investment companies although they are not actively managed and do not charge any management fees (any expenses are prepaid by the issuer).


Convertible trust preferred securities are, from an investor's viewpoint, essentially convertible preferred securities, i.e., they are issued as preferred stock convertible into common stock at a premium and pay quarterly dividends. Through this structure the company establishes a wholly owned special purpose vehicle whose sole purpose is to issue convertible preferred stock. The offering proceeds pass through to the company, which issues the special purpose vehicle a convertible subordinated debenture with identical terms to the convertible preferred issued to investors. Benefits to the issuer include increased equity credit from rating agencies and the deduction of coupon payments for tax purposes.


Exchangeable securities are often used by a company divesting a holding in another company. The primary difference between exchangeables and standard convertible structures is that the issuer of exchangeable securities is different from the issuer of the underlying shares.


Zero-coupon and deep-discount convertible bonds include the following characteristics: no or low coupon payments, imbedded put options allowing the investor to put them on select dates prior to maturity, call protection (usually three to five years), and lower than normal conversion premiums at issuance. A benefit to the issuer is that while no cash interest is actually paid, the accrued interest may be deducted for tax purposes. Because of their put options, these bonds tend to be less sensitive to changes in interest rates than either long maturity bonds or preferred stocks. The put options also provide enhanced downside protection while retaining the equity participation characteristics of traditional convertible bonds.

An investment in an enhanced convertible security or any other security may involve additional risks. A Fund may have difficulty disposing of such securities because there may be a thin trading market for a particular security at any given time. Reduced liquidity may have an adverse impact on market price and the Fund's ability to dispose of particular securities, when necessary, to meet the Fund's liquidity needs or in response to a specific economic event, such as the deterioration in the creditworthiness of an issuer. Reduced liquidity in the secondary market for certain securities may also make it more difficult for the Fund to obtain market quotations based on actual trades for purposes of valuing the Fund's portfolio. The Fund, however, intends to acquire liquid securities, though there can be no assurances that this will be achieved.

Synthetic convertibles. A synthetic convertible is created by combining distinct securities which together possess the two principal characteristics of a true convertible security, i.e., fixed income and the right to acquire the underlying equity security. This combination is achieved by investing in nonconvertible fixed-income securities and in warrants, stock or stock index call options which grant the holder the right to purchase a specified quantity of securities within a specified period of time at a specified price or to receive cash in the case of stock index options.

Synthetic convertible securities are generally not considered to be "equity securities" for purposes of the Fund's investment policy regarding those securities. Synthetic convertibles are typically offered by financial institutions and investment banks in private placement transactions. Upon conversion, the Fund generally receives an amount in cash equal to the difference between the conversion price and the then-current value of the underlying security.

Synthetic convertible securities differ from true convertible securities in several respects. The value of a synthetic convertible is the sum of the values of its fixed-income component and its convertibility component. Thus, the values of a synthetic convertible and a true convertible security will respond differently to market fluctuations. Further, although the manager expects normally to create synthetic convertibles whose two components represent one issuer, the character of a synthetic convertible allows a Fund to combine components representing distinct issuers, or to combine a fixed income security with a call option on a stock index, when the manager determines that such a combination would better promote the Fund's investment goals. In addition, the component parts of a synthetic convertible security may be purchased simultaneously or separately; and the holder of a synthetic convertible faces the risk that the price of the stock, or the level of the market index underlying the convertibility component will decline.


Debt securities Each Fund may invest in debt securities that the Fund's manager believes present an opportunity for capital appreciation as a result of improvement in the creditworthiness of the issuer. The receipt of income from debt securities is incidental to the Funds' investment goals. The Flex Cap Fund may invest up to 20% of its total assets in debt securities, while the Small Cap Fund II and the Small-Mid Cap Fund may invest up to 5% of their total assets in debt securities. The Aggressive Growth Fund has no specific limit on investments in debt securities but does not expect to invest more than a small portion of its assets in debt securities.


The market value of debt securities generally varies in response to changes in interest rates and the financial condition of each issuer. During periods of declining interest rates, the value of debt securities generally increases. Conversely, during periods of rising interest rates, the value of such securities generally declines. These changes in market value will be reflected in a Fund's net asset value per share.

Ratings. Various investment services publish ratings of some of the debt securities in which the Funds may invest. Higher yields are ordinarily available from securities in the lower rating categories, such as securities rated Ba or lower by Moody's or BB or lower by S&P or from unrated securities deemed by a Fund's manager to be of comparable quality. Such high-yield securities are considered to be below "investment grade" and are sometimes referred to as "junk bonds." These ratings represent the opinions of the rating services with respect to the issuer's ability to pay interest and repay principal. They do not purport to reflect the risk of fluctuations in market value and are not absolute standards of quality.

If the rating on an issue held in a Fund's portfolio is changed by the rating service or the security goes into default, this event will be considered by the Fund in its evaluation of the overall investment merits of that security but will not generally result in an automatic sale of the security.

Lower-rated securities. Although they may offer higher yields than do higher rated securities, low rated and unrated debt securities, or junk bonds, generally involve greater volatility of price and risk to principal and income, including the possibility of default by, or bankruptcy of the issuers of the securities. In addition, the markets in which low rated and unrated debt securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets for particular securities may diminish a Fund's ability to sell the securities at fair value either to meet redemption requests or to respond to a specific economic event such as a deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for certain low rated or unrated debt securities may also make it more difficult for a Fund to obtain accurate market quotations for the purposes of valuing the Fund's portfolio. Market quotations are generally available on many low rated or unrated securities only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low rated debt securities, especially in a thinly traded market. Analysis of the creditworthiness of issuers of low rated debt securities may be more complex than for issuers of higher rated securities. The ability of a Fund to achieve its investment goal may, to the extent of investment in low rated debt securities, be more dependent upon such creditworthiness analysis than would be the case if the Fund were invested in higher rated securities.

Low rated debt securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of low rated debt securities have been found to be less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in low rated debt securities prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of low rated debt securities defaults, a Fund may incur additional expenses to seek recovery.

Derivative securities The Funds' transactions in options, futures, and options on futures involve certain risks. These risks include, among others, the risk that the effectiveness of a transaction depends on the degree that price movements in the underlying securities, index, or currency correlate with price movements in the relevant portion of the Fund's portfolio. The Fund bears the risk that the prices of its portfolio securities will not move in the same amount as the option or future it has purchased, or that there may be a negative correlation that would result in a loss on both the underlying securities and the derivative security.

In addition, adverse market movements could cause a Fund to lose up to its full investment in a call option contract and/or to experience substantial losses on an investment in a futures contract. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or option.

Positions in exchange-traded options and futures may be closed out only on an exchange that provides a secondary market. There can be no assurance that a liquid secondary market will exist for any particular option or futures contract or related option at any specific time. Thus, it may not be possible to close an option or futures position. The inability to close options or futures positions may have an adverse impact on a Fund's ability to effectively hedge its securities. Furthermore, if the Fund is unable to close out a position and if prices move adversely, the Fund will have to continue to make daily cash payments to maintain its required margin. If a Fund does not have sufficient cash to do this, it may have to sell portfolio securities at a disadvantageous time. The Funds will enter into an option or futures position only if there appears to be a liquid secondary market for the options or futures.

There can be no assurance that a continuous liquid secondary market will exist for any particular OTC option at any specific time. Consequently, the Fund may be able to realize the value of an OTC option it has purchased only by exercising it or by entering into a closing sale transaction with the dealer that issued it. When a Fund writes an OTC option, it generally can close out that option before its expiration only by entering into a closing purchase transaction with the dealer to which the Fund originally wrote it.

Options, futures, and options on futures. A stock option is a contract that provides the holder the right to buy or sell shares of the stock at a fixed price, within a specified period of time. An option on a stock index is a contract that allows the buyer of the option the right to receive from the seller cash, in an amount equal to the difference between the index's closing price and the option's exercise price. A futures contract is an obligation to buy or sell a specified security or currency at a set price on a specified future date. A stock index futures contract is an agreement to take or make delivery of an amount of cash based on the difference between the value of the index at the beginning and end of the contract period. Options, futures, and options on futures are considered "derivative securities."

Each Fund may buy and sell options on securities and securities indices. The Funds may only buy options if the premiums paid for such options total 5% or less of net assets.

Each Fund (except the Flex Cap Fund) may buy and sell futures contracts for securities and currencies. Each Fund may also buy and sell securities index futures and options on securities index futures. Each Fund may invest in futures contracts only to hedge against changes in the value of its securities or those it intends to buy. The Funds will not enter into a futures contract if the amounts paid for open contracts, including required initial deposits, would exceed 5% of net assets.

The Funds may take advantage of opportunities in the area of options, futures, and options on futures and any other derivative investments that are not presently contemplated for use by the Funds or that are not currently available but which may be developed, to the extent such opportunities are consistent with the Funds' investment goals and legally permissible for the Funds.


Options. The Funds may buy or write (sell) put and call options on securities listed on a national securities exchange and in the over-the-counter (OTC) market. All options written by the Funds will be covered. The Funds may also buy or write put and call options on securities indices. Options written by the Aggressive Fund will be for portfolio hedging purposes only.


A call option written by the Fund is covered if the Fund (a) owns the underlying security that is subject to the call or (b) has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration segregated by appropriate notation on the books of the Fund or its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held is (a) equal to or less than the exercise price of the call written or (b) greater than the exercise price of the call written if the difference is held in cash or high-grade debt securities segregated by appropriate notation on the books of the Fund or its custodian.

A put option written by the Fund is covered if the Fund maintains cash or high-grade debt securities with a value equal to the exercise price of the written put segregated by appropriate notation on the books of the Fund or its custodian. A put is also covered if the Fund holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the remaining term of the option, supply and demand, and interest rates.

The writer of an option may have no control over when the underlying securities must be sold, in the case of a call option, or purchased, in the case of a put option, since the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill the obligation to buy the underlying security at the exercise price, which will usually exceed the market value of the underlying security at that time.

If the writer of an option wants to terminate its obligation, the writer may effect a "closing purchase transaction" by buying an option of the same series as the option previously written. The effect of the purchase is that the clearing corporation will cancel the writer's position. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, the holder of an option may liquidate its position by effecting a "closing sale transaction" by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction may be made at the time desired by the Fund.

Effecting a closing transaction in the case of a written call option allows the Fund to write another call option on the underlying security with a different exercise price, expiration date or both. In the case of a written put option, a closing transaction allows the Fund to write another covered put option. Effecting a closing transaction also allows the cash or proceeds from the sale of any securities subject to the option to be used for other Fund investments. If the Fund wants to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or at the same time as the sale of the security.

The Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to buy the option. Likewise, the Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to buy the option. Increases in the market price of a call option will generally reflect increases in the market price of the underlying security. As a result, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

The writing of covered put options involves certain risks. For example, if the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the Fund's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, the Fund may elect to close the position or take delivery of the security at the exercise price. The Fund's return will be the premium received from the put option minus the amount by which the market price of the security is below the exercise price.

A Fund may buy call options on securities it intends to buy in order to limit the risk of a substantial increase in the market price of the security before the purchase is effected. A Fund may also buy call options on securities held in its portfolio and on which it has written call options. Prior to its expiration, a call option may be sold in a closing sale transaction. Profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the call option plus any related transaction costs.

A Fund may buy put options on securities in an attempt to protect against a decline in the market value of the underlying security below the exercise price less the premium paid for the option. The ability to buy put options allows the Fund to protect the unrealized gain in an appreciated security in its portfolio without actually selling the security. In addition, the Fund continues to receive interest or dividend income on the security. The Fund may sell a put option it has previously purchased prior to the sale of the security underlying the option. The sale of the option will result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid for the put option. Any gain or loss may be wholly or partially offset by a change in the value of the underlying security that the Fund owns or has the right to acquire.

A Fund may write covered put and call options and buy put and call options that trade in the OTC market to the same extent that it may engage in exchange-traded options. Like exchange-traded options, OTC options give the holder the right to buy, in the case of OTC call options, or sell, in the case of OTC put options, an underlying security from or to the writer at a stated exercise price. However, OTC options differ from exchange-traded options in certain material respects.

OTC options are arranged directly with dealers and not with a clearing corporation. Thus, there is a risk of non-performance by the dealer. Because there is no exchange, pricing is typically done based on information from market makers. OTC options are available for a greater variety of securities and in a wider range of expiration dates and exercise prices, however, than exchange-traded options, and the writer of an OTC option is paid the premium in advance by the dealer.

Call and put options on stock indices are similar to options on securities except, rather than the right to buy or sell stock at a specified price, options on a stock index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying stock index is greater than (or less than, in the case of a put) the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike stock options, all settlements are in cash, and gain or loss depends on price movements in the stock market generally (or in a particular industry or segment of the market) rather than price movements in individual stocks.

When a Fund writes an option on a stock index, the Fund will segregate by appropriate notation on the books of the Fund or its custodian cash or high quality fixed-income securities in an amount at least equal to the market value of the underlying stock index. The Fund will maintain the account while the option is open or will otherwise cover the transaction.

Financial futures. The Funds may enter into contracts for the purchase or sale of futures contracts based upon financial indices (financial futures). Financial futures contracts are commodity contracts that obligate the long or short holder to take or make delivery of the cash value of a securities index during a specified future period at a specified price. A "sale" of a futures contract means the acquisition of a contractual obligation to deliver such cash value called for by the contract on a specified date. A "purchase" of a futures contract means the acquisition of a contractual obligation to take delivery of the cash value called for by the contract at a specified date. The purpose of the acquisition or sale of a futures contract is to attempt to protect the Fund from fluctuations in price of portfolio securities without actually buying or selling the underlying security. Futures contracts have been designed by exchanges designated "contracts markets" by the Commodity Futures Trading Commission (CFTC) and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market.

The Funds will not engage in transactions in futures contracts or related options for speculation, but only as a hedge against changes resulting from market conditions in the values of its securities or securities that they intend to buy and, to the extent consistent therewith, to accommodate cash flows. The Funds will not enter into any stock index or financial futures contract or related option if, immediately thereafter, more than one third of total assets would be represented by futures contracts or related options. In addition, the Funds may not buy or sell futures contracts or buy or sell related options if, immediately thereafter, the sum of the amount of initial deposits on existing financial futures and premiums paid on options on financial futures contracts would exceed 5% of total assets (taken at current value). To the extent a Fund enters into a futures contract or related call option, it will segregate by appropriate notation on the books of the Fund or its custodian, to the extent required by the rules of the SEC, assets to cover its obligations with respect to such contract which will consist of cash, cash equivalents or high quality debt securities from its portfolio in an amount equal to the market value of such futures contract or related option.

Stock index futures. The Funds may buy and sell stock index futures contracts. A stock index futures contract obligates the seller to deliver (and the buyer to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made.

The Funds may sell stock index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of their equity securities that might otherwise result. When a Fund is not fully invested in stocks and anticipates a significant market advance, it may buy stock index futures in order to gain rapid market exposure that may in part or entirely offset increases in the cost of common stocks that it intends to buy.

Options on stock index futures. The Funds may buy and sell call and put options on stock index futures to hedge against risks of market price movements. The need to hedge against these risks will depend on the extent of diversification of the Fund's common stock portfolio and the sensitivity of such investments to factors influencing the stock market as a whole.

Call and put options on stock index futures are similar to options on securities except that, rather than the right to buy or sell stock at a specified price, options on stock index futures give the holder the right to receive cash. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. If an option is exercised on the last trading day before the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing price of the futures contract on the expiration date.

Bond index futures and related options. The Flex Cap Fund, Small Cap Fund II, and Small-Mid Cap Fund may buy and sell futures contracts based on an index of debt securities and options on such futures contracts to the extent they currently exist and, in the future, may be developed. These Funds reserve the right to conduct futures and options transactions based on an index that may be developed in the future to correlate with price movements in certain categories of debt securities. The Funds' investment strategies in employing futures contracts based on an index of debt securities will be similar to that used in other financial futures transactions. The Flex Cap Fund, Small Cap Fund II and Small-Mid Cap Fund may also buy and write put and call options on bond index futures and enter into closing transactions with respect to such options.

Futures contracts for securities and currencies. The Funds (except the Flex Cap
Fund) may buy and sell futures contracts for securities and currencies. These Funds may also enter into closing purchase and sale transactions with respect to these futures contracts. The Funds will engage in futures transactions only for bona fide hedging or other appropriate risk management purposes. All futures contracts entered into by the Funds are traded on U.S. exchanges or boards of trade licensed and regulated by the CFTC or on foreign exchanges.

When securities prices are falling, a Fund may offset a decline in the value of its current portfolio securities through the sale of futures contracts. When prices are rising, a Fund can attempt to secure better prices than might be available when it intends to buy securities through the purchase of futures contracts. Similarly, a Fund can sell futures contracts on a specified currency in an attempt to protect against a decline in the value of that currency and its portfolio securities denominated in that currency. A Fund can buy futures contracts on a foreign currency to fix the price in U.S. dollars of a security denominated in that currency that the Fund has purchased or expects to buy.

Positions taken in the futures markets are not normally held to maturity, but are liquidated through offsetting transactions that may result in a profit or a loss. While the Funds' futures contracts on securities and currencies will usually be liquidated in this manner, the Funds may instead make or take delivery of the underlying securities or currencies whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures on securities or currencies are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

To the extent a Fund enters into a futures contract, it will segregate by appropriate notation on the books of the Fund or its custodian cash or U.S. Treasury obligations equal to a specified percentage of the value of the futures contract (the initial margin), as required by the relevant contract market and futures commission merchant. The futures contract will be marked-to-market daily. Should the value of the futures contract decline relative to the Fund's position, the Fund, if required by law, will pay the futures commission merchant an amount equal to the change in value.

Financial futures contracts - general. Although financial futures contracts by their terms call for the actual delivery or acquisition of securities, or the cash value of the index, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities or cash. A contractual obligation is offset by buying (or selling, as the case may be) on a commodities exchange an identical financial futures contract calling for delivery in the same month. This transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities or cash. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, the Funds will incur brokerage fees when they buy or sell financial futures contracts.

Equity securities represent a proportionate share of the ownership of a company; their value is based on the success of the company's business and the value of its assets, as well as general market conditions. The purchaser of an equity security typically receives an ownership interest in the company as well as certain voting rights. The owner of an equity security may participate in a company's success through the receipt of dividends, which are distributions of earnings by the company to its owners. Equity security owners may also participate in a company's success or lack of success through increases or decreases in the value of the company's shares as traded in the public trading market for such shares. Equity securities generally take the form of common stock or preferred stock, as well as securities convertible into common stocks. Preferred stockholders typically receive greater dividends but may receive less appreciation than common stockholders and may have different voting rights as well. Equity securities may also include convertible securities, warrants, or rights. Warrants or rights give the holder the right to buy a common stock at a given time for a specified price.


Exchange-traded funds The Fund may invest indirectly in equity securities through the purchase of shares of an exchange-traded fund (ETF), such as Standard & Poor's Depositary Receipts(R) (SPDRs).* An ETF is a publicly-traded trust that acquires and holds shares of all of the companies, or a representative sampling of companies, that are represented by a particular index. ETFs are intended to provide investment results that, before expenses, generally correspond to the price and yield performance of the corresponding market index, and the value of their shares should, under normal circumstances, closely track the value of the index's underlying component stocks. In the case of SPDRs, the market index is the S&P 500 Index(R), a market-value weighted index of 500 stocks chosen for market size, liquidity, and industry group representation. Because an ETF has operating expenses and transaction costs, while a market index does not, ETFs that track particular indices typically will be unable to match the performance of the index exactly. ETF shares may be purchased and sold in the secondary trading market on a securities exchange, in lots of any size, at any time during the trading day. ETFs are regulated as registered investment companies under the 1940 Act.


An investment in an ETF is subject to all of the risks of investing in the securities held by the ETF. In addition, the market value of the ETF shares may differ from their net asset value because the supply and demand in the market for ETF shares at any point in time is not always identical to the supply and demand in the market for the underlying basket of securities. Because of the ability of large market participants to arbitrage price differences, the difference between the market value and the net asset value of ETF shares should in most cases be small. Under certain circumstances, an ETF could be terminated. Should termination occur, the ETF could have to liquidate its portfolio securities at a time when the prices for those securities are falling.

*Standard & Poor's Depositary Receipts(R), SPDRs(R), and S&P 500(R) are trademarks of The McGraw Hill Companies, Inc. The Fund is not associated with, or sponsored, endorsed, sold or promoted by, The McGraw Hill Companies, Inc.

Financial services companies Certain Funds may have investments in the financial services sector, which includes such issuers as commercial banks, thrift institutions, insurance companies and finance companies. As a result, general market and economic conditions as well as other risks specific to the financial services industry may impact the Fund's investments and its performance. For example, changes in interest rates and the existence of extensive government regulation can have a negative effect on the profitability of financial services companies. In addition, the financial services industry is undergoing rapid change as existing distinctions between banking, insurance and brokerage businesses become blurred, companies continue to consolidate, new products and structures develop and its regulatory framework changes. These changes are likely to have a significant impact on companies in the financial services industry and the Fund's investments in such companies, but it is not possible to predict whether the effect will be beneficial or adverse.

Foreign securities The value of foreign (and U.S.) securities is affected by general economic conditions and individual company and industry earnings prospects. While foreign securities may offer significant opportunities for gain, they also involve additional risks that can increase the potential for losses in a Fund. These risks can be significantly greater for investments in emerging markets. Investments in depositary receipts also involve some or all of the risks described below.

The political, economic, and social structures of some countries in which the Funds invest may be less stable and more volatile than those in the U.S. The risks of investing in these countries include the possibility of the imposition of exchange controls, expropriation, restrictions on removal of currency or other assets, nationalization of assets, and punitive taxes.

There may be less publicly available information about a foreign company or government than about a U.S. company or public entity. Certain countries' financial markets and services are less developed than those in the U.S. or other major economies. As a result, they may not have uniform accounting, auditing, and financial reporting standards and may have less government supervision of financial markets. Foreign securities markets may have substantially lower trading volumes than U.S. markets, resulting in less liquidity and more volatility than experienced in the U.S. Transaction costs on foreign securities markets are generally higher than in the U.S. The settlement practices may be cumbersome and result in delays that may affect portfolio liquidity. The Funds may have greater difficulty voting proxies, exercising shareholder rights, pursuing legal remedies, and obtaining judgments with respect to foreign investments in foreign courts than with respect to domestic issuers in U.S. courts.

The manager endeavors to buy and sell foreign currencies on as favorable a basis as practicable. Some price spread on currency exchange (to cover service charges) may be incurred, particularly when a Fund changes investments from one country to another or when proceeds of the sale of shares in U.S. dollars are used for the purchase of securities in foreign countries. Also, some countries may adopt policies that would prevent a Fund from transferring cash out of the country or withhold portions of interest and dividends at the source. There is the possibility of cessation of trading on national exchanges, expropriation, nationalization, or confiscatory taxation, withholding, and other foreign taxes on income or other amounts, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability, or diplomatic developments that could affect investments in securities of issuers in foreign nations.

The Funds may be affected either favorably or unfavorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations, and by indigenous economic and political developments. Some countries in which the Fund may invest may also have fixed or managed currencies that are not free-floating against the U.S. dollar. Further, certain currencies may not be internationally traded.

Currency. Some of the Fund's investments may be denominated in foreign currencies. Changes in foreign currency exchange rates will affect the value of what the Fund owns and the Fund's share price. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars.

Depositary receipts. American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) of non-U.S. issuers are interests in a pool of non-U.S. company's securities that have been deposited with a bank or trust company. The bank or trust company then sells interests in the pool to investors in the form of depositary receipts.

ADRs are usually issued by an American bank or trust company and may be registered for use in U.S. securities markets. Foreign banks or trust companies also may issue them. The Funds consider investments in depositary receipts to be investments in the equity securities of the issuers into which the depositary receipts may be converted.


Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the U.S. on exchanges or over-the-counter. While ADRs do not eliminate all the risks associated with foreign investments, by investing in ADRs rather than directly in the stock of foreign issuers, a Fund will avoid currency risks during the settlement period for either purchases or sales and certain foreign securities markets trading risks. In general, there is a large, liquid market in the U.S. for ADRs quoted on a national securities exchange. The information available for ADRs is subject to the accounting, auditing, and financial reporting standards of the U.S. market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject.

Depositary receipts may be issued under sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities traded in the form of depositary receipts. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program. Accordingly, there may be less information available regarding issuers of securities underlying unsponsored programs, and there may not be a correlation between such information and the market value of the depositary receipts.


Health technology companies The value of health technology companies may be affected by a variety of government actions. For example, the activities of some health technology companies may be funded or subsidized by federal and state governments. If government subsidies are discontinued, the profitability of these companies could be adversely affected. Stocks of these companies will be affected by government policies on health technology reimbursements, regulatory approval for new drugs and medical instruments, and similar matters. Health technology companies are also subject to legislative risk, which is the risk of a reform of the health technology system through legislation. Health technology companies may face lawsuits related to product liability issues. Also, many products and services provided by health technology companies are subject to rapid obsolescence. The value of an investment in a Fund may fluctuate significantly over relatively short periods of time.


Illiquid securities Each Fund's policy is not to invest more than 10% (15% for the Flex Cap Fund) of its net assets in illiquid securities. Illiquid securities are generally any security that cannot be sold within seven days in the normal course of business at approximately the amount at which the Fund has valued them.


Each Fund does not consider securities that it acquires outside of the U.S. and that are publicly traded in the U.S. or on a foreign securities market to be illiquid assets if: (a) the Fund reasonably believes it can readily dispose of the securities for cash in the U.S. or foreign market, or (b) current market quotations are readily available. Each Fund will not acquire the securities of foreign issuers outside of the U.S. if, at the time of acquisition, the Fund has reason to believe that it could not resell the securities in a public trading market.

The Funds' board of trustees has authorized the Funds to invest in legally restricted securities (such as those issued pursuant to an exemption from the registration requirements of the federal securities laws) where such investments are consistent with a Fund's investment objective. To the extent the manager determines there is a liquid institutional or other market for these securities, the Fund considers them to be liquid securities. An example of these securities are restricted securities that may be freely transferred among qualified institutional buyers under Rule 144A of the Securities Act of 1933, as amended, and for which a liquid institutional market has developed. The Funds' board of trustees will review any determination by the manager to treat a restricted security as a liquid security on an ongoing basis, including the manager's assessment of current trading activity and the availability of reliable price information. In determining whether a restricted security is properly considered a liquid security, the manager and the Funds' board of trustees will take into account the following factors: (i) the frequency of trades and quotes for the security; (ii) the number of dealers willing to buy or sell the security and the number of other potential buyers; (iii) dealer undertakings to make a market in the security; and (iv) the nature of the security and marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). To the extent a Fund invests in restricted securities that are deemed liquid, the general level of illiquidity in the Fund may increase if qualified institutional buyers become uninterested in buying these securities or the market for these securities contracts.

The sale of restricted or illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than the sale of securities eligible for trading on national securities exchanges or in the OTC markets. Restricted securities often sell at a price lower than similar securities that are not subject to restrictions on resale.


Loans of portfolio securities To generate additional income, each Fund may lend certain of its portfolio securities to qualified banks and broker-dealers. These loans may not exceed the following percentages of the value of the Fund's total assets, measured at the time of the most recent loan: Aggressive Fund, 33 1/3%; Flex Cap Fund, 10%; and Small Cap Fund II and Small-Mid Cap Fund, 20%. For each loan, the borrower must maintain with the Fund's custodian collateral (consisting of any combination of cash, securities issued by the U.S. government and its agencies and instrumentalities, or irrevocable letters of credit) with a value at least equal to 102% of the current market value of the loaned securities. A Fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. A Fund also continues to receive any distributions paid on the loaned securities. A Fund may terminate a loan at any time and obtain the return of the securities loaned within the normal settlement period for the security involved.


Where voting rights with respect to the loaned securities pass with the lending of the securities, the manager intends to call the loaned securities to vote proxies, or to use other practicable and legally enforceable means to obtain voting rights, when the manager has knowledge that, in its opinion, a material event affecting the loaned securities will occur or the manager otherwise believes it necessary to vote. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in collateral in the event of default or insolvency of the borrower. A Fund will loan its securities only to parties who meet creditworthiness standards approved by the Fund's board of trustees, i.e., banks or broker-dealers that the manager has determined present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the loan.

Private investments Consistent with their respective investment goals and policies, each Fund may from time to time make private investments in companies whose securities are not publicly traded, including late stage private placements. These investments typically will take the form of letter stock or convertible preferred stock. Because these securities are not publicly traded, there is no secondary market for the securities. Each Fund will treat these securities as illiquid.

Late stage private placements are sales of securities made in non-public, unregistered transactions shortly before a company expects to go public. The Fund may make such investments in order to participate in companies whose initial public offerings are expected to be "hot" issues. There is no public market for shares sold in these private placements and it is possible that initial public offerings will never be completed. Moreover, even after an initial public offering, there may be a limited trading market for the securities or the Fund may be subject to contractual limitations on its ability to sell the shares.

Real estate securities Investments in real estate securities are subject to the risks associated with the real estate industry. Economic, regulatory, and social factors that affect the value of real estate will affect the value of real estate securities. These factors include overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, variations in rental income, changes in neighborhood values, the appeal of properties to tenants, and increases in interest rates. REITs are subject to risks related to the skill of their management, changes in value of the properties the REITs own, the quality of any credit extended by the REITs, and general economic and other factors.

Repurchase agreements and reverse repurchase agreements Each Fund generally will have a portion of its assets in cash or cash equivalents for a variety of reasons, including to satisfy redemption requests from shareholders, waiting for a suitable investment opportunity or taking a defensive position. To earn income on this portion of its assets, each Fund may enter into repurchase agreements. Under a repurchase agreement, the Fund agrees to buy securities guaranteed as to payment of principal and interest by the U.S. government or its agencies from a qualified bank or broker-dealer and then to sell the securities back to the bank or broker-dealer after a short period of time (generally, less than seven days) at a higher price. The bank or broker-dealer must transfer to the Fund's custodian securities with an initial market value of at least 102% of the dollar amount invested by the Fund in each repurchase agreement. The manager will monitor the value of such securities daily to determine that the value equals or exceeds the repurchase price.

Repurchase agreements may involve risks in the event of default or insolvency of the bank or broker-dealer, including possible delays or restrictions upon the Fund's ability to sell the underlying securities. The Fund will enter into repurchase agreements only with parties who meet certain creditworthiness standards, i.e., banks or broker-dealers that the manager has determined present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase transaction.

The Small Cap Fund II and Small-Mid Cap Fund may also enter into reverse repurchase agreements. Under a reverse repurchase agreement, these Funds agree to sell a security in its portfolio and then to repurchase the security at an agreed-upon price, date, and interest payment. Each Fund will segregate by appropriate notation on the books of the Fund or its custodian cash or high-grade liquid debt securities with a value equal to the value of the Fund's obligation under the agreement, including accrued interest. The securities subject to the reverse repurchase agreement will be marked-to-market daily. Although reverse repurchase agreements are borrowings under federal securities laws, the Small Cap Fund II and Small-Mid Cap Fund do not treat them as borrowings for purposes of its investment restrictions, provided segregated assets are properly maintained.

Securities industry related investments To the extent it is consistent with their respective investment goals and certain limitations under the 1940 Act, the Funds may invest their assets in securities issued by companies engaged in securities related businesses, including companies that are securities brokers, dealers, underwriters or investment advisers. These companies are considered to be part of the financial services industry. Generally, under the 1940 Act, a Fund may not acquire a security or any interest in a securities related business to the extent such acquisition would result in the Fund acquiring in excess of 5% of a class of an issuer's outstanding equity securities or 10% of the outstanding principal amount of an issuer's debt securities, or investing more than 5% of the value of the Fund's total assets in securities of the issuer. In addition, any equity security of a securities-related business must be a marginable security under Federal Reserve Board regulations and any debt security of a securities-related business must be investment grade as determined by the Board. The Funds do not believe that these limitations will impede the attainment of their investment goals.


Small and mid cap companies Market capitalization is defined as the total market value of a company's outstanding stock. Small cap companies generally have market capitalization of up to $1.5 billion at the time of the Fund's investment. The Small Cap Fund II and Small-Mid Cap Fund define small cap companies as companies within the market capitalization range of companies in the Russell 2500(TM) Index, at the time of purchase, and mid cap companies are companies within the market capitalization range of companies in the Russell Midcap(R) Index, at the time of purchase. As of January 31, 2007, the market capitalization range of the Russell 2500(TM) Index was $74 million to $8.681 billion and the market capitalization range of the Russell Midcap(R) Index was $1.185 billion to $20.339 billion. Market capitalization is defined as share price multiplied by the number of common stock shares outstanding. In most instances, the manager intends to continue to hold an investment for further capital growth opportunities even if, through market appreciation, the company's market capitalization exceeds the small or mid cap measures described above.


Small cap companies are often overlooked by investors or undervalued in relation to their earnings power. Because small cap companies generally are not as well known to the investing public and have less of an investor following than larger companies, they may provide greater opportunities for long-term capital growth as a result of inefficiencies in the marketplace. These companies may be undervalued because they are part of an industry that is out of favor with investors, although the individual companies may have high rates of earnings growth and be financially sound.

Mid cap companies may offer greater potential for capital appreciation than larger companies, because mid cap companies are often growing more rapidly than larger companies, but tend to be more stable and established than small cap or emerging companies.

Initial public offerings (IPOs) of securities issued by unseasoned companies with little or no operating history are risky and their prices are highly volatile, but they can result in very large gains in their initial trading. Attractive IPOs are often oversubscribed and may not be available to the Fund, or only in very limited quantities. Thus, when the Fund's size is smaller, any gains from IPOs will have an exaggerated impact on the Fund's reported performance than when the Fund is larger. Although IPO investments have had a positive impact on some Funds' performance in the past, there can be no assurance that the Fund will have favorable IPO investment opportunities in the future.

Temporary investments When the manager believes market or economic conditions are unfavorable for investors, the manager may invest up to 100% of a Fund's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Unfavorable market or economic conditions may include excessive volatility or a prolonged general decline in the securities markets, the securities in which a Fund normally invests, or economies of the states or countries where a Fund invests.

Temporary defensive investments generally may include short-term U.S. government securities, money market fund shares, high-grade commercial paper, bank obligations, repurchase agreements and other money market instruments. To the extent allowed by exemptions granted under the 1940 Act and a Fund's other investment policies and restrictions, the manager also may invest a Fund's assets in shares of one or more money market funds managed by the manager or its affiliates. The manager also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity.


Unseasoned companies To the extent that a Fund may invest in smaller capitalization companies or other companies, it may have significant investments in relatively new or unseasoned companies that are in their early stages of development, or in new and emerging industries where the opportunity for rapid growth is expected to be above average. Securities of unseasoned companies present greater risks than securities of larger, more established companies. Any investments in these types of companies, however, will be limited in the case of issuers that have less than three years continuous operation, including the operations of any predecessor companies, to no more than 10% of the Small Cap Fund II and Small-Mid Cap Fund's net assets.


Policies and procedures regarding the release of portfolio holdings The Trust's overall policy with respect to the release of portfolio holdings is to release such information consistent with applicable legal requirements and the fiduciary duties owed to shareholders. Subject to the limited exceptions described below, the Trust will not make available to anyone non-public information with respect to its portfolio holdings, until such time as the information is made available to all shareholders or the general public.


For purposes of this policy, portfolio holdings information does not include aggregate, composite or descriptive information that does not present risks of dilution, arbitrage, market timing, insider trading or other inappropriate trading for the applicable U.S. registered fund. Information excluded from the definition of portfolio holdings information generally includes, without limitation: (1) descriptions of allocations among asset classes, regions, countries or industries/sectors; (2) aggregated data such as average or median ratios, market capitalization, credit quality or duration; (3) performance attributions by industry, sector or country; or (4) aggregated risk statistics. Such information, if made available to anyone, will be made available to any person upon request, but, because such information is generally not material to investors, it may or may not be posted on the Trust's website. In addition, other information may also be deemed to not be portfolio holdings information if, in the reasonable belief of the Trust's Chief Compliance Officer (or his/her designee), the release of such information would not present risks of dilution, arbitrage, market timing, insider trading or other inappropriate trading for the Trust.


Consistent with current law, the Trust releases complete portfolio holdings information each fiscal quarter through regulatory filings with no more than a 60-day lag.


In addition, a complete list of each Fund's portfolio holdings is released 30 calendar days after the end of each calendar quarter. Other portfolio holdings information, such as each Fund's top 10 holdings, may be released monthly on the Fund's website, no sooner than five days after the end of each month. Released portfolio holdings information can be viewed on franklintempleton.com.

To the extent that this policy would require the release of portfolio holdings information regarding a particular portfolio holding for a Fund, the portfolio manager for the Fund may request that the holding be withheld from the portfolio holdings information if the holding is the subject of ongoing purchase or sale orders/programs, or if the release of such portfolio holdings information would otherwise be sensitive or inappropriate due to liquidity and other market considerations, in each case as determined by the portfolio manager in consultation with the head of Global Investment Adviser Compliance (or his/her designee).

Exceptions to the portfolio holdings release policy will be made only when: (1) the Trust has a legitimate business purpose for releasing portfolio holdings information to selected third parties in advance of release to all shareholders or the general public; (2) the recipient is subject to a duty of confidentiality pursuant to a signed non-disclosure agreement; and (3) the release of such information would not otherwise violate the antifraud provisions of the federal securities laws or the Trust's fiduciary duties. The determination of whether the Trust has a legitimate business purpose for releasing portfolio holdings information in advance of release to all shareholders or the general public shall be made by the Trust's Chief Compliance Officer or his/her designee, following a request submitted in writing. The Chief Compliance Officer will report to the board of trustees on exceptions granted to the policy, along with an explanation of the legitimate business purpose that is served as a result of the exception.

The eligible third parties to whom portfolio holdings information may be released in advance of general release fall into the following categories: data consolidators, including rating agencies, fund rating/ranking services and other data providers; service providers to the Trust; shareholders of a fund to whom such fund has determined to process a redemption request in-kind based upon a determination by the Fund's portfolio manager and the Trust's Chief Compliance Officer (or his/her designee) that such redemption in-kind is in the best interests of the redeeming fund and its remaining shareholders; provided, however, that the portfolio holdings information so released in advance of the actual delivery of the redemption proceeds is limited to only that information reasonably necessary to allow the shareholder to prepare for receipt of the in-kind redemption proceeds; municipal securities brokers using the Investor Tools product; and certain entities approved by the Fund's Chief Compliance Officer (or his/her designee) on a case-by-case basis, in limited circumstances, including where the release of such information is required by foreign law or regulation (in these situations, the recipient will be requested to execute a non-disclosure agreement).

The specific entities to whom the Trust may provide portfolio holdings in advance of their release to the general public are:

o Bloomberg, Capital Access, CDA (Thomson Financial), FactSet, Fidelity Advisors, Lipper Inc., Morningstar, Standard & Poor's, Vestek, and Fidelity Management Trust Company, all of whom may receive portfolio holdings information 15 days after the quarter end

o Service providers to the Trust that receive portfolio holdings information from time to time in advance of general release in the course of performing, or to enable them to perform, services for the Trust, including: Custodian Bank: Bank of New York; Independent Registered Public Accounting Firm: PricewaterhouseCoopers LLP; Outside Fund Legal Counsel: Stradley Ronon Stevens & Young, LLP; Independent Directors'/Trustees' Counsel: Bleakley, Platt & Schmidt, LLP; Proxy Voting Services: Glass, Lewis & Co. and Institutional Shareholder Services; Brokerage Analytical Services: Sanford Bernstein, Brown Brothers Harriman, Royal Bank of Canada Capital Markets, JP Morgan Securities Inc.; Financial Printers: RR Donnelley & Sons Company or GCOM Solutions, Inc.; and Class B Share Financing: Lightning Asset Finance Limited.

In all cases, eligible third parties are required to execute a non-disclosure agreement. Non-disclosure agreements include the following provisions:

o The recipient agrees to keep confidential any portfolio holdings information received until such information either is released to the public or the release is otherwise approved by the head of Global Compliance (or his/her designee) or the Trust's Chief Compliance Officer (or his/her designee);
o The recipient agrees not to trade on the non-public information received; and
o The recipient agrees to refresh its representation as to confidentiality and abstention from trading upon request from Franklin Templeton Investments.

In no case does the Trust receive any compensation in connection with the arrangements to release portfolio holdings information to any of the above-described recipients of the information.

Lightning Asset Finance Limited (Lightning) is the company used to finance advanced commissions for the Trust's Class B shares and is a 49% owned subsidiary of Franklin Resources, Inc. Lightning receives portfolio holdings information on a weekly basis, with no time lag. Lightning may utilize such information to construct a "global hedge" to lessen its exposure to market fluctuations with respect to the fees it receives in connection with the financing of the Trust's Class B shares. The global hedge is not specific to the Trust but rather is constructed with respect to the aggregate portfolio of securities underlying all funds, including funds within Franklin Templeton Investments as well as funds in other investment company complexes for which Lightning provides Class B share financing. The global hedge can be comprised of a number of financial instruments, including futures contracts, swaps, index shares, exchange-traded funds and, in limited circumstances, individual stocks. In its confidentiality agreement with Franklin Templeton Investments, Lightning has agreed to keep confidential any portfolio holdings information it receives from the Trust and also has agreed not to purchase or sell or sell short any individual stocks held by the Trust based on such portfolio holdings information. If other funds for which Lightning provides financing have supplied Lightning with portfolio holdings information, and such holdings include individual stocks that are also included in the list of portfolio holdings supplied by the Trust, it is possible that the global hedge constructed by Lightning may include individual stock transactions based on such other funds' holdings of a particular stock, but not based on the Trust's holdings of that stock. Lightning does not seek to profit from the global hedge, does not invest in Trust shares, and has established precautionary measures so that its personnel may not use the Trust's portfolio information for the purpose of trading in Trust shares or for any other unauthorized trading. Although neither the Trust nor any Franklin Templeton entity receives compensation in connection with the provision of portfolio holdings information to Lightning, because Franklin Resources is an affiliate of Lightning, to the extent that Lightning's global hedge is successful, Franklin Resources may receive an indirect economic benefit from the global hedge and, consequently, from the release of portfolio holdings information.


Several investment managers within Franklin Templeton Investments (F-T Managers) serve as investment managers to offshore funds that are registered or otherwise authorized for sale with foreign regulatory authorities. The release of portfolio holdings information for such offshore funds is excluded from the Trust's portfolio holdings release policy if such information is given to offshore banks, broker-dealers, insurance companies, registered investment managers and other financial institutions (offshore investment managers) with discretionary authority to select offshore funds on behalf of their clients. Because such offshore funds may from time to time invest in securities substantially similar to those of the Trust, there is the risk that such portfolio holdings information may be used to trade inappropriately against the Trust. To mitigate such risks, such information may only be disclosed for portfolio analytic purposes, such as risk analysis/asset allocation, and the offshore investment manager will be required to execute a non-disclosure agreement, whereby such offshore investment manager agrees to maintain such information as confidential, including limiting the dissemination of such information within its organization, and not to trade in any shares of any U.S. registered Franklin or Templeton fund, including the Trust.


In addition, some F-T Managers serve as investment managers to various bank commingled trusts maintained by a Franklin Templeton Investments trust company, to various Canadian institutional pooled funds, to separate accounts, and as sub-advisers to other mutual funds not within the Franklin Templeton Investments fund complex. Such trusts, pooled funds, accounts and other funds (collectively, "other accounts") are not subject to the Trust's portfolio holdings release policy. However, in some instances the portfolio holdings of such other accounts may be similar to and, in certain cases, nearly identical to those of a Franklin Templeton mutual fund, including the Trust. In the case of bank commingled trusts and Canadian institutional pooled funds, to mitigate risks that such portfolio holdings information may be used to trade inappropriately against a mutual fund, the recipient of such portfolio holdings information will be required to execute a non-disclosure agreement similar to the one described above for offshore funds. With respect to the other mutual funds not within the Franklin Templeton Investments fund complex, the sponsors of such funds may disclose the portfolio holdings of such funds at different times than the Trust discloses its portfolio holdings.

The Trust's portfolio holdings release policy and all subsequent amendments have been reviewed and approved by the Trust's board of trustees, and any other material amendments shall also be reviewed and approved by the board. The investment manager's compliance staff conducts periodic reviews of compliance with the policy and provides at least annually a report to the board of trustees regarding the operation of the policy and any material changes recommended as a result of such review. The investment manager's compliance staff also will report to the board on exceptions granted to the policy, along with an explanation of the legitimate business purpose of the Trust that is served as a result of the exception.


Officers and Trustees
-------------------------------------------------------------------------------

Franklin Strategic Series (Trust) has a board of trustees. Each trustee will serve until that person resigns and/or a successor is elected and qualified. The board is responsible for the overall management of the Trust, including general supervision and review of each Fund's investment activities. The board, in turn, elects the officers of the Trust who are responsible for administering the Trust's day-to-day operations. The board also monitors each Fund to ensure that no material conflicts exist among share classes. While none are expected, the board will act appropriately to resolve any material conflict that may arise.

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton fund complex are shown below.


Independent Board Members
------------------------------------------------------------------------------
                                          NUMBER OF
                                          PORTFOLIOS
                                          IN FUND
                                          COMPLEX
NAME, YEAR OF     POSITION  LENGTH OF     OVERSEEN BY     OTHER DIRECTORSHIPS
BIRTH AND ADDRESS           TIME SERVED   BOARD MEMBER*          HELD
------------------------------------------------------------------------------
Harris J. Ashton  Trustee   Since 1991    140           Director, Bar-S Foods
(1932)                                                     (meat packing
One Franklin                                               company).
Parkway
San Mateo, CA
94403-1906

Principal Occupation During Past 5 Years:
Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).
--------------------------------------------------------------------------------
Robert F.         Trustee   Since April   121           None
Carlson (1928)              2007
One Franklin
Parkway
San Mateo, CA
94403-1906

Principal Occupation During Past 5 Years:
Vice President, senior member and past President, Board of Administration, California Public Employees Retirement Systems (CALPERS); and formerly, member and Chairman of the Board, Sutter Community Hospitals; member, Corporate Board, Blue Shield of California; and Chief Counsel, California Department of Transportation.
--------------------------------------------------------------------------------
Sam Ginn (1937)   Trustee   Since April   121       Director, Chevron
One Franklin                2007                    Corporation (global
Parkway                                             energy company) and
San Mateo, CA                                       ICO Global
94403-1906                                          Communications
                                                    (Holdings)
                                                    Limited
                                                    (satellite
                                                    company).

Principal Occupation During Past 5 Years:
Private investor; and formerly, Chairman of the Board, Vodafone AirTouch, PLC; Chairman of the Board and Chief Executive Officer, AirTouch Communications (1993-1998) and Pacific Telesis Groups (1988-1994).
--------------------------------------------------------------------------------
Edith E. Holiday  Trustee    Since 1998    140       Director, Hess
(1952)                                               Corporation
One Franklin                                         (formerly, Amerada
Parkway                                              Hess Corporation)
San Mateo, CA                                        (exploration and
94403-1906                                           refining of oil and
                                                     gas), H.J. Heinz
                                                     Company (processed
                                                     foods and allied
                                                     products), RTI
                                                     International Metals,
                                                     Inc. (manufacture and
                                                     distribution of
                                                     titanium), Canadian
                                                     National Railway
                                                     (railroad) and White
                                                     Mountains Insurance
                                                     Group, Ltd. (holding
                                                     company).

Principal Occupation During Past 5 Years:
Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).
--------------------------------------------------------------------------------
Frank W.T.        Trustee   Since 1991    121        Director, Center for
LaHaye (1929)                                        Creative Land
One Franklin                                         Recycling
Parkway                                              (redevelopment).
San Mateo, CA
94403-1906

Principal Occupation During Past 5 Years:
General Partner, Las Olas L.P. (Asset Management); and formerly, Chairman, Peregrine Venture Management Company (venture capital).
--------------------------------------------------------------------------------
Frank A. Olson    Trustee   Since April   140         Director, Hess
(1932)                      2007                      Corporation
One Franklin                                          (formerly, Amerada
Parkway San                                           Hess Corporation)
Mateo, CA                                             (exploration and
94403-1906                                            refining of oil and
                                                      gas) and Sentient
                                                      Jet (private jet
                                                      service); and
                                                      formerly,
                                                      Director, Becton
                                                      Dickinson and
                                                      Company (medical
                                                      technology),
                                                      Cooper
                                                      Industries, Inc.
                                                      (electrical
                                                      products and
                                                      tools and
                                                      hardware), Health
                                                      Net, Inc.
                                                      (formerly,
                                                      Foundation
                                                      Health)
                                                      (integrated
                                                      managed care),
                                                      The Hertz
                                                      Corporation (car
                                                      rental), Pacific
                                                      Southwest
                                                      Airlines, The RCA
                                                      Corporation,
                                                      Unicom (formerly,
                                                      Commonwealth
                                                      Edison), UAL
                                                      Corporation
                                                      (airlines) and
                                                      White Mountains
                                                      Insurance Group,
                                                      Ltd. (holding
                                                      company).

Principal Occupation During Past 5 Years:
Chairman Emeritus, The Hertz Corporation (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer (1977-1999)); and formerly, Chairman of the Board, President and Chief Executive Officer, UAL Corporation.
--------------------------------------------------------------------------------
Larry D.          Trustee    Since April   140           None
Thompson                     2007
(1945)
One Franklin
Parkway
San Mateo, CA
94403-1906

Principal Occupation During Past 5 Years:
Senior Vice President - Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (consumer products); and formerly, Director, Delta Airlines (aviation) (2003-2005) and Providian Financial Corp. (1997-2001); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001-2003).
--------------------------------------------------------------------------------
John B. Wilson    Trustee    Since 2006    121           None
(1959)
One Franklin
Parkway
San Mateo, CA
94403-1906

Principal Occupation During Past 5 Years:
President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing); serves on private and non-profit boards; and formerly, Chief Operating Officer and Executive Vice President, Gap, Inc. (retail) (1996-2000); Chief Financial Officer and Executive Vice President - Finance and Strategy, Staples, Inc. (office supplies) (1992-1996); Executive Vice President - Corporate Planning, Northwest Airlines, Inc. (airlines) (1990-1992); and Vice President and Partner, Bain & Company (1986-1990).
--------------------------------------------------------------------------------

Interested Board Members and Officers
                                              NUMBER OF
                                              PORTFOLIOS
                                              IN FUND
                                              COMPLEX
NAME, YEAR OF     POSITION       LENGTH OF    OVERSEEN BY    OTHER DIRECTORSHIPS
BIRTH AND ADDRESS                TIME SERVED  BOARD MEMBER*          HELD
--------------------------------------------------------------------------------
**Charles B.      Trustee and      Trustee       140           None
Johnson (1933)    Chairman of the  since 1991
One Franklin      Board            and Chairman
Parkway                            of the Board
San Mateo, CA                      since 1993
94403-1906

Principal Occupation During Past 5 Years:
Chairman of the Board, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Templeton Worldwide, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 42 of the investment companies in Franklin Templeton Investments.
--------------------------------------------------------------------------------
**Rupert H.       Trustee,         Trustee       55            None
Johnson, Jr.      President and    since 1991,
(1940)            Chief Executive  President
One Franklin      Officer          since 1993
Parkway           -Investment      and Chief
San Mateo, CA     Management       Executive
94403-1906                         Officer -
                                   Investment
                                   Management
                                   since 2002

Principal Occupation During Past 5 Years:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc. and Templeton Worldwide, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton Investments.
--------------------------------------------------------------------------------
James M. Davis    Chief            Chief         Not           Not Applicable
(1952)            Compliance       Compliance    Applicable
One Franklin      Officer and      Officer
Parkway           Vice President   since 2004
San Mateo, CA     - AML Compliance and Vice
94403-1906                         President -
                                   AML
                                   Compliance
                                   since 2006

Principal Occupation During Past 5 Years:
Director, Global Compliance, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment
companies  in  Franklin  Templeton  Investments;   and  formerly,   Director  of
Compliance, Franklin Resources, Inc. (1994-2001).
--------------------------------------------------------------------------------
Laura Fergerson   Treasurer        Since 2004    Not           Not Applicable
(1962)                                           Applicable
One Franklin
Parkway
San Mateo,
CA 94403-1906

Principal Occupation During Past 5 Years:
Vice President, Franklin Templeton Services, LLC; officer of 30 of the investment companies in Franklin Templeton Investments; and formerly, Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant Treasurer of most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice President, Franklin Templeton Services, LLC (1997-2003).
--------------------------------------------------------------------------------
Jimmy D. Gambill  Senior Vice        Since 2002  Not           Not Applicable
(1947)            President and                  Applicable
500 East Broward  Chief Executive
Blvd.             Officer -Finance
Suite 2100 Fort   and
Lauderdale, FL    Administration
33394-3091

Principal Occupation During Past 5 Years:
President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.
--------------------------------------------------------------------------------
David P. Goss     Vice President   Since 2000    Not           Not Applicable
(1947)                                           Applicable
One Franklin
Parkway
San Mateo, CA
94403-1906

Principal Occupation During Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; officer and director of one of the subsidiaries of Franklin Resources, Inc.; and officer of 46 of the investment companies in Franklin Templeton Investments.
--------------------------------------------------------------------------------
Edward B.         Vice President   Since 2000    Not           Not Applicable
Jamieson (1948)                                  Applicable
One Franklin
Parkway
San Mateo, CA
94403-1906

Principal Occupation During Past 5 Years:
President, Chief Investment Officer and Director, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC; officer and/or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of four of the investment companies in Franklin Templeton Investments.
--------------------------------------------------------------------------------
Christopher J.    Vice President   Since 2000    Not           Not Applicable
Molumphy (1962)                                  Applicable
One Franklin
Parkway
San Mateo, CA
94403-1906

Principal Occupation During Past 5 Years:
Executive Vice President and Director, Franklin Advisers, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of six of the investment companies in Franklin Templeton Investments.
--------------------------------------------------------------------------------
Karen L.          Vice President   Since 2006    Not           Not Applicable
Skidmore (1952)   and Secretary                  Applicable
One Franklin
Parkway
San Mateo, CA
94403-1906

Principal Occupation During Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 30 of the investment companies in Franklin Templeton Investments.
--------------------------------------------------------------------------------
Craig S. Tyle     Vice President   Since 2005    Not           Not Applicable
(1960)                                           Applicable
One Franklin
Parkway
San Mateo, CA
94403-1906

Principal Occupation During Past 5 Years:
General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and formerly, Partner, Shearman & Sterling, LLP (2004-2005); and General Counsel, Investment Company Institute (ICI) (1997-2004).
--------------------------------------------------------------------------------
Galen G. Vetter   Chief Financial  Since 2004    Not           Not Applicable
(1951)            Officer and                    Applicable
500 East Broward  Chief
Blvd.             Accounting
Suite 2100 Fort   Officer
Lauderdale, FL
33394-3091

Principal Occupation During Past 5 Years:
Senior Vice President, Franklin Templeton Services, LLC; officer of 46 of the investment companies in Franklin Templeton Investments; and formerly, Managing Director, RSM McGladrey, Inc. (1999-2004); and Partner, McGladrey & Pullen, LLP (1979-1987 and 1991-2004).
--------------------------------------------------------------------------------


*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

**Charles B. Johnson and Rupert H. Johnson, Jr. are considered to be interested persons of the Trust under the federal securities laws due to their positions as officers and directors and major shareholders of Franklin Resources, Inc., which is the parent company of the Trust's investment manager and distributor.


Note 1: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers. Note 2:
Officer information is current as of the date of this SAI. It is possible that after this date, information about officers may change. Note 3: Prior to September 1, 2007, S. Joseph Fortunato and Gordon S. Macklin ceased to be trustees of the Trust.

The Trust's noninterested board members constitute the sole noninterested board members of 28 funds in the Franklin Templeton Investments complex for which each noninterested board member currently is paid a $232,000 annual retainer fee, together with a $7,000 per meeting fee for attendance at board meetings, a portion of which is allocated to the Trust. Board members who serve on the Audit Committee of the Trust and such other funds receive a flat fee of $3,000 per Committee meeting attended in person and $2,000 per telephonic meeting, a portion of which is allocated to the Trust. John B. Wilson, who serves as chairman of the Audit Committee of the Trust and such other funds receives an additional fee of $40,000 per year, a portion of which is allocated to the Trust. Members of the Committee are not separately compensated for any committee meeting held on the day of a regularly scheduled board meeting. The foregoing fee arrangements went into effect June 1, 2007, and the following table reflects fees paid prior to such date under arrangements then in effect.

                                         TOTAL FEES RECEIVED
                           TOTAL FEES       FROM FRANKLIN  NUMBER OF BOARDS IN
                            RECEIVED          TEMPLETON     FRANKLIN TEMPLETON
                       FROM THE TRUST(1)   INVESTMENTS(2)  INVESTMENTS ON WHICH
           NAME               ($)                ($)          EACH SERVES(3)
--------------------------------------------------------------------------------
Harris J. Ashton             22,723            409,510              42
Robert F. Carlson            4,457             132,523              28
S. Joseph Fortunato(4)       5,423             292,948             N/A
Sam Ginn                     4,458               N/A                28
Edith E. Holiday             23,352            422,501              42
Frank W.T. LaHaye            24,899            225,560              28
Gordon S. Macklin(5)         6,795             302,820             N/A
Frank A. Olson               4,458             373,818              42
Larry D. Thompson            4,458             147,950              42
John B. Wilson               30,778            117,917              28

1. For the fiscal year ended April 30, 2007.
2. For the calendar year ended December 31, 2006.
3. We base the number of boards on the number of U.S. registered investment companies in Franklin Templeton Investments. This number does not include the total number of series or portfolios within each investment company for which the board members are responsible.
4. Retired, September 5, 2006.
5. Retired, September 12, 2006.


Noninterested board members are reimbursed for expenses incurred in connection with attending board meetings and are paid pro rata by each fund in Franklin Templeton Investments for which they serve as director or trustee. No officer or board member received any other compensation, including pension or retirement benefits, directly or indirectly from the Trust or other funds in Franklin Templeton Investments. Certain officers or board members who are shareholders of Franklin Resources, Inc. (Resources) may be deemed to receive indirect remuneration by virtue of their participation, if any, in the fees paid to its subsidiaries.


Board members historically have followed a policy of having substantial investments in one or more of the Franklin Templeton funds, as is consistent with their individual financial goals. In February 1998, this policy was formalized through the adoption of a requirement that each board member invest one-third of fees received for serving as a director or trustee of a Templeton fund (excluding committee fees) in shares of one or more Templeton funds and one-third of fees received for serving as a director or trustee of a Franklin fund (excluding committee fees) in shares of one or more Franklin funds until the value of such investments equals or exceeds five times the annual retainer and regular board meeting fees paid to such board member. Investments in the name of family members or entities controlled by a board member constitute fund holdings of such board member for purposes of this policy, and a three-year phase-in period applies to such investment requirements for newly elected board members. In implementing such policy, a board member's fund holdings existing on February 27, 1998, are valued as of such date with subsequent investments valued at cost.

The following tables provide the dollar range of equity securities beneficially owned by the board members of the Trust on December 31, 2006.

Independent Board Members

--------------------------------------------------------------------------------

                                                       AGGREGATE DOLLAR RANGE OF
                                                       EQUITY SECURITIES IN ALL
                                                       FUNDS OVERSEEN BY THE
                                                       BOARD MEMBER IN THE
NAME OF                DOLLAR RANGE OF EQUITY          FRANKLIN TEMPLETON FUND
BOARD MEMBER   SECURITIES IN THE FUNDS OF THE SERIES   COMPLEX
--------------------------------------------------------------------------------
Harris J. Ashton     None                                         Over $100,000
--------------------------------------------------------------------------------
Robert F. Carlson    Flex Cap Fund        $50,001 - $100,000      Over $100,000

                     Aggressive Fund      $1 - $10,000
--------------------------------------------------------------------------------
Sam Ginn             None                                         Over $100,000
--------------------------------------------------------------------------------
Edith E. Holiday     Small-Mid Cap Fund   $1 - $10,000            Over $100,000

--------------------------------------------------------------------------------
Frank W.T. LaHaye    Small-Mid Cap Fund   $50,001 - $100,000      Over $100,000

--------------------------------------------------------------------------------
Frank A. Olson       None                                         Over $100,000
--------------------------------------------------------------------------------
Larry D. Thompson    None                                         Over $100,000
--------------------------------------------------------------------------------
John B. Wilson       Small-Mid Cap Fund   $10,001 - $50,000       Over $100,000
--------------------------------------------------------------------------------

Interested Board Members

--------------------------------------------------------------------------------

                                                       AGGREGATE DOLLAR RANGE OF
                                                        EQUITY SECURITIES IN ALL
                                                           FUNDS OVERSEEN BY THE
                                                             BOARD MEMBER IN THE
NAME OF                DOLLAR RANGE OF EQUITY            FRANKLIN TEMPLETON FUND
BOARD MEMBER   SECURITIES IN THE FUNDS OF THE SERIES                     COMPLEX
--------------------------------------------------------------------------------
Charles B. Johnson     Small Mid-Cap Fund    $10,001 - $50,000     Over $100,000
--------------------------------------------------------------------------------
Rupert H. Johnson, Jr. Aggressive Fund       Over $100,000         Over $100,000

                       Flex Cap Fund
                                             Over $100,000
                       Small-Mid Cap Fund
                                             Over $100,000

--------------------------------------------------------------------------------

Board committees The board maintains two standing committees: the Audit Committee and the Nominating Committee. The Audit Committee is generally responsible for recommending the selection of the Trust's independent registered public accounting firm (auditors), including evaluating their independence and meeting with such auditors to consider and review matters relating to the Trust's financial reports and internal controls. The Audit Committee is comprised of the following independent trustees of the Trust:
Edith E. Holiday, Frank W.T. LaHaye and John B. Wilson. The Nominating Committee is comprised of the following independent trustees of the Trust:
Harris J. Ashton, Robert F. Carlson, Sam Ginn, Edith E. Holiday, Frank W.T. LaHaye, Frank A. Olson, Larry D. Thompson and John B. Wilson.


The Nominating Committee is responsible for selecting candidates to serve as board members and recommending such candidates (a) for selection and nomination as independent board member by the incumbent independent board member and the full board; and (b) for selection and nomination as interested board members by the full board.


When the board has or expects to have a vacancy, the Nominating Committee receives and reviews information on individuals qualified to be recommended to the full board as nominees for election as board members, including any recommendations by "Qualifying Fund Shareholders" (as defined below). To date, the Nominating Committee has been able to identify, and expects to continue to be able to identify, from its own resources an ample number of qualified candidates. The Nominating Committee, however, will review recommendations from Qualifying Fund Shareholders to fill vacancies on the board if these recommendations are submitted in writing and addressed to the Nominating Committee at the Trust's offices at P.O. Box 997151, Sacramento, CA 95899-7151 and are presented with appropriate background material concerning the candidate that demonstrates his or her ability to serve as a board member, including as an independent board member, of the Trust. A Qualifying Fund Shareholder is a shareholder who (i) has continuously owned of record, or beneficially through a financial intermediary, shares of a Fund having a net asset value of not less than two hundred and fifty thousand dollars ($250,000) during the 24-month period prior to submitting the recommendation; and (ii) provides a written notice to the Nominating Committee containing the following information: (a) the name and address of the Qualifying Fund Shareholder making the recommendation;
(b) the number of shares of a Fund which are owned of record and beneficially by such Qualifying Fund Shareholder and the length of time that such shares have been so owned by the Qualifying Fund Shareholder; (c) a description of all arrangements and understandings between such Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (d) the name, age, date of birth, business address and residence address of the person or persons being recommended; (e) such other information regarding each person recommended by such Qualifying Fund Shareholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC had the nominee been nominated by the board; (f) whether the shareholder making the recommendation believes the person recommended would or would not be an "interested person" of the Trust, as defined in the 1940 Act; and (g) the written consent of each person recommended to serve as a board member of the Trust if so nominated and elected/appointed.


The Nominating Committee may amend these procedures from time to time, including the procedures relating to the evaluation of nominees and the process for submitting recommendations to the Nominating Committee.


During the fiscal year ended April 30, 2007, the Audit Committee met four times; the Nominating Committee met six times.


Fair Valuation and Liquidity
-------------------------------------------------------------------------------

The Trust's board of trustees has delegated to the manager the task of ensuring that regulatory guidelines governing the fair valuation for securities are applied to the Fund and that the required level of liquidity is maintained. The manager has formed a Valuation & Liquidity Oversight Committee (VLOC) to oversee these obligations. The VLOC oversees and administers the policies and procedures governing fair valuation and liquidity determination of securities. The VLOC meets monthly to review and approve fair value and liquidity reports and conduct other business, and meets whenever necessary to review potential significant market events and take appropriate steps to adjust valuations in accordance with established policies. The VLOC provides regular reports that document its activities to the board of trustees for its review and approval of pricing determinations at scheduled meetings. VLOC meeting minutes are regularly submitted to the board of trustees for their review.

The Trust's policies and procedures governing fair valuation and liquidity determination of securities have been initially reviewed and approved by the board of trustees and any material amendments will also be reviewed and approved by the board. The manager's compliance staff conducts periodic reviews of compliance with the policies and provides at least annually a report to the board of trustees regarding the operation of the policies and any material changes recommended as a result of such review.

Proxy Voting Policies and Procedures
-------------------------------------------------------------------------------


The board of trustees of the Trust on behalf of the Funds has delegated the authority to vote proxies related to the portfolio securities held by each Fund to each Fund's manager Franklin Advisers, Inc. in accordance with the Proxy Voting Policies and Procedures (Policies) adopted by the manager.


The manager has delegated its administrative duties with respect to the voting of proxies to the Proxy Group within Franklin Templeton Companies, LLC (Proxy Group), an affiliate and wholly owned subsidiary of Franklin Resources, Inc. All proxies received by the Proxy Group will be voted based upon the manager's instructions and/or policies.

To assist it in analyzing proxies, the manager subscribes to Institutional Shareholder Services (ISS), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, recordkeeping and vote disclosure services. In addition, the manager subscribes to Glass, Lewis & Co., LLC (Glass Lewis), an unaffiliated third party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies. Although ISS' and/or Glass Lewis' analyses are thoroughly reviewed and considered in making a final voting decision, the manager does not consider recommendations from ISS, Glass Lewis or any other third party to be determinative of the manager's ultimate decision. The manager votes proxies solely in the interests of each Fund and its shareholders. As a matter of policy, the officers, directors/trustees and employees of the Fund, the manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of the Fund and its shareholders. Efforts are made to resolve all conflicts in the interests of the manager's clients. Material conflicts of interest are identified by the Proxy Group based upon analyses of client, broker and vendor lists, information periodically gathered from directors and officers, and information derived from other sources, including public filings. In situations where a material conflict of interest is identified, the Proxy Group will refer the matter, along with the recommended course of action by the manager to an interdepartmental Proxy Review Committee (which may include portfolio managers and/or research analysts employed by the manager), for evaluation and voting instructions. The Proxy Review Committee may defer to the voting recommendation of ISS, Glass Lewis or those of another independent third party provider of proxy services; or send the proxy directly to the Fund with a recommendation regarding the vote for approval. Where the Proxy Review Committee refers a matter to the Fund, it may rely upon the instructions of a representative of the Fund, such as the board of trustees or a committee of the board.

The recommendation of management on any issue is a factor which the manager considers in determining how proxies should be voted, but is not determinative of the manager's ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and the manager will not support the position of the company's management in any situation where it deems that the ratification of management's position would adversely affect the investment merits of owning that company's shares.

Manager's proxy voting policies and principles The manager has adopted general proxy voting guidelines, which are summarized below. These guidelines are not an exhaustive list of all the issues that may arise and the manager cannot anticipate all future situations. In all cases, each proxy will be considered based on the relevant facts and circumstances.

Board of directors. The manager supports an independent board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. The manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. The manager may withhold votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, the manager will review this issue as well as proposals to restore or provide for cumulative voting on a case-by-case basis, taking into consideration factors such as the company's corporate governance guidelines or provisions and performance.


Ratification of auditors of portfolio companies. In light of several high profile accounting scandals, the manager will closely scrutinize the role and performance of auditors. On a case-by-case basis, the manager will examine proposals relating to non-audit relationships and non-audit fees. The manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of accounting irregularities or negligence.


Management and director compensation. A company's equity-based compensation plan should be in alignment with its shareholders' long-term interests. The manager believes that executive compensation should be directly linked to the performance of the company. The manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable, including the ISS quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plans. The manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment "evergreen" feature. The manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.

Severance compensation arrangements will be reviewed on a case-by-case basis, although the manager will generally oppose "golden parachutes" that are considered to be excessive. The manager will normally support proposals that require a percentage of directors' compensation to be in the form of common stock, as it aligns their interests with those of shareholders. The manager will review on a case-by-case basis any shareholder proposals to adopt policies on expensing stock option plans.

Anti-takeover mechanisms and related issues. The manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. On occasion, the manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm the Fund or its shareholders' interests. The manager generally supports proposals that require shareholder rights' plans ("poison pills") to be subject to a shareholder vote and will closely evaluate such plans on a case-by-case basis to determine whether or not they warrant support. The manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. The manager generally opposes any supermajority voting requirements as well as the payment of "greenmail." The manager generally supports "fair price" provisions and confidential voting.


Changes to capital structure. The manager will review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase and proposals seeking preemptive rights. The manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. The manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable.

Mergers and corporate restructuring. Mergers and acquisitions will be subject to careful review by the research analyst to determine whether each will be beneficial to shareholders. The manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring and reincorporation proposals are also subject to a thorough examination on a case-by-case basis.

Social and corporate policy issues. The manager will generally give management discretion with regard to social, environmental and ethical issues, although the manager may vote in favor of those that are believed to have significant economic benefits or implications for the Fund and its shareholders.

Global corporate governance. Many of the tenets discussed above are applied to proxy voting decisions for international companies. However, the manager must be more flexible in these instances and must be mindful of the varied market practices of each region.

The manager will attempt to process every proxy it receives for all domestic and foreign issuers. However, there may be situations in which the manager cannot process proxies, for example, where a meeting notice was received too late, or sell orders preclude the ability to vote. If a security is on loan, the manager may determine that it is not in the best interests of the Fund to recall the security for voting purposes. Also, the manager may abstain from voting under certain circumstances or vote against items such as "Other Business" when the manager is not given adequate information from the company.

Shareholders may view the complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are available online at franklintempleton.com and posted on the SEC website at www.sec.gov. The proxy voting records are updated each year by August 31 to reflect the most recent 12-month period ended June 30.

Management and Other Services
-------------------------------------------------------------------------------

Manager and services provided Each Fund's manager is Franklin Advisers, Inc. The manager is a wholly owned subsidiary of Resources, a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of Resources.

The manager provides investment research and portfolio management services, and selects the securities for each Fund to buy, hold or sell. The manager also selects the brokers who execute the Funds' portfolio transactions. The manager provides periodic reports to the board, which reviews and supervises the manager's investment activities. To protect the Funds, the manager and its officers, directors and employees are covered by fidelity insurance.

The manager and its affiliates manage numerous other investment companies and accounts. The manager may give advice and take action with respect to any of the other funds it manages, or for its own account, that may differ from action taken by the manager on behalf of each Fund. Similarly, with respect to each Fund, the manager is not obligated to recommend, buy or sell, or to refrain from recommending, buying or selling any security that the manager and access persons, as defined by applicable federal securities laws, may buy or sell for its or their own account or for the accounts of any other fund. The manager is not obligated to refrain from investing in securities held by the Fund or other funds it manages. Because the manager is a subsidiary of a financial holding company (FHC) under the Gramm-Leach-Bliley Act of 1999, federal regulations applicable to FHCs may limit or restrict the Fund's ability to acquire or hold a position in a given security when it might otherwise be advantageous for the Fund to acquire or hold that security.

The Funds, their manager and principal underwriter have each adopted a code of ethics, as required by federal securities laws. Under the code of ethics, employees who are designated as access persons may engage in personal securities transactions, including transactions involving securities that are being considered for a Fund or that are currently held by a Fund, subject to certain general restrictions and procedures. The personal securities transactions of access persons of the Funds, their manager and principal underwriter will be governed by the code of ethics. The code of ethics is on file with, and available from, the Securities and Exchange Commission (SEC).

Management fees The Aggressive Fund pays the manager a fee equal to an annual rate of:

o 0.500% of the value of its net assets up to and including $500 million;
o 0.400% of the value of its net assets over $500 million up to and including $1 billion;
o 0.350% of the value of its net assets over $1 billion up to and including $1.5 billion;
o 0.300% of the value of its net assets over $1.5 billion up to and including $6.5 billion;
o 0.275% of the value of its net assets over $6.5 billion up to and including $11.5 billion;
o 0.250% of the value of its net assets over $11.5 billion up to and including $16.5 billion;
o 0.240% of the value of its net assets over $16.5 billion up to and including $19 billion;
o 0.230% of the value of its net assets over $19 billion up to and including $21.5 billion; and
o 0.220% of the value of its net assets in excess of $21.5 billion.

The Flex Cap Fund and Small-Mid Cap Fund pay the manager a fee equal to an annual rate of:

o 0.625 of 1% of the value of average daily net assets of the Fund up to and including $100 million;
o 0.50 of 1% of the value of average daily net assets over $100 million up to and including $250 million;
o 0.45 of 1% of the value of average daily net assets over $250 million up to and including $10 billion;
o 0.44 of 1% of the value of average daily net assets over $10 billion up to and including $12.5 billion;
o 0.42 of 1% of the value of average daily net assets over $12.5 billion up to and including $15 billion; and
o 0.40 of 1% of the value of average daily net assets over $15 billion.

The Small Cap Fund II pays the manager a fee equal to an annual rate of:

o 0.550% of the value of its net assets up to and including $500 million;
o 0.450% of the value of its net assets over $500 million up to and including $1 billion;
o 0.400% of the value of its net assets over $1 billion up to and including $1.5 billion;
o 0.350% of the value of its net assets over $1.5 billion up to and including $6.5 billion;
o 0.325% of the value of its net assets over $6.5 billion up to and including $11.5 billion;
o 0.300% of the value of its net assets over $11.5 billion up to and including $16.5 billion;
o 0.290% of the value of its net assets over $16.5 billion up to and including $19 billion;
o 0.280% of the value of its net assets over $19 billion up to and including $21.5 billion; and
o 0.270% of the value of its net assets in excess of $21.5 billion.

The fee is calculated daily and paid monthly according to the terms of the management agreement. Each class of a Fund's shares pays its proportionate share of the fee.

For the last three fiscal years ended April 30, the Funds paid the following management fees:

                      Management Fees Paid ($)
                            2007                 2006                  2005
--------------------------------------------------------------------------------
Aggressive Fund(1)        1,104,222              835,492               764,678
Flex Cap Fund(2)         12,623,797           11,293,580             8,816,116
Small Cap Fund II(3)      5,450,721            6,065,397             6,555,781
Small-Mid Cap Fund(4)    32,521,987           37,107,845            37,457,766

1. For the fiscal years ended April 30, 2007, 2006 and 2005, management fees, before any reduction, totaled $1,149,273, $870,612 and $799,690, respectively. Under an agreement by the manager to reduce its fees to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund, the Fund paid the management fees shown.
2. For the fiscal years ended April 30, 2007, 2006 and 2005, management fees, before any reduction, totaled $12,998,197, $11,786,236 and $9,286,448, respectively. Under an agreement by the manager to reduce its fees to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund, the Fund paid the management fees shown.
3. For the fiscal years ended April 30, 2007, 2006 and 2005, management fees, before any reduction, totaled $5,483,164, $6,103,624 and $6,617,287, respectively. Under an agreement by the manager to reduce its fees to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund, the Fund paid the management fees shown.
4. For the fiscal years ended April 30, 2007, 2006 and 2005, management fees, before any reduction, totaled $32,941,561, $37,684,503 and $37,920,333, respectively. Under an agreement by the manager to reduce its fees to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund, the Fund paid the management fees shown.

Portfolio managers This section reflects information about the portfolio managers as of April 30, 2007.

The following table shows the number of other accounts managed by each portfolio manager and the total assets in the accounts managed within each category:

--------------------------------------------------------------------------------
                     Assets of                Assets of
                     Other                    Other
          Number of  Registered               Pooled                 Assets of
          Other      Investment  Number of    Investment             Other
          Registered Companies   Other Pooled Vehicles    Number of  Accounts
          Investment Managed     Investment   Managed     Other      Managed
          Companies  (x $1       Vehicles     (x $1       Accounts   (x $1
Name      Managed(1) million)(1) Managed(2)   million)(2) Managed(2) million)(2)
-------------------------------------------------------------------------------
Grant Bowers
                2       331.4          1         376.0         0         N/A
--------------------------------------------------------------------------------
Brad Carris
                3       275.6          2         230.0         1        225.8
--------------------------------------------------------------------------------
Raymond Chan
                0        N/A           2         384.0         0         N/A
--------------------------------------------------------------------------------
James Cross
                4      1,452.6         5         143.8         0         N/A
--------------------------------------------------------------------------------
Conrad B.
Herrmann
                3      4,258.5         4         419.2         0         N/A
--------------------------------------------------------------------------------
Edward B.
Jamieson
                3      1,422.9        10         188.8         0         N/A
--------------------------------------------------------------------------------
Michael
McCarthy        6      1,698.5         7         361.3         1        225.8
--------------------------------------------------------------------------------
Matt Moberg
                2       683.5          1          8.0          0         N/A
--------------------------------------------------------------------------------
Zack Perry
                3       275.6          2         230.0         2       1,397.9
--------------------------------------------------------------------------------
1. These figures represent registered investment companies other than the Funds that are included in this SAI.
2. The various pooled investment vehicles and accounts listed are managed by a team of investment professionals. Accordingly, the individual managers listed would not be solely responsible for managing such listed amounts.

Portfolio managers that provide investment services to the Funds may also provide services to a variety of other investment products, including other funds, institutional accounts and private accounts. The advisory fees for some of such other products and accounts may be different than that charged to the Fund and may include performance based compensation. This may result in fees that are higher (or lower) than the advisory fees paid by the Fund. As a matter of policy, each fund or account is managed solely for the benefit of the beneficial owners thereof. As discussed below, the separation of the trading execution function from the portfolio management function and the application of objectively based trade allocation procedures helps to mitigate potential conflicts of interest that may arise as a result of the portfolio managers managing accounts with different advisory fees.

Conflicts. The management of multiple funds, including the Funds, and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The manager seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of a Fund. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. As noted above, the separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest. However, securities selected for funds or accounts other than the Funds may outperform the securities selected for the Funds. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, each Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. The manager seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.

The structure of a portfolio manager's compensation may give rise to potential conflicts of interest. A portfolio manager's base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be an indirect relationship between a portfolio manager's marketing or sales efforts and his or her bonus.

Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest. While the funds and the manager have adopted a code of ethics which they believe contains provisions reasonably necessary to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.

The manager and each Fund have adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

Compensation. The manager seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager's level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager's compensation consists of the following three elements:

      Base salary Each portfolio manager is paid a base salary.

      Annual bonus Annual bonuses are structured to align the interests of the portfolio manager with those of the Fund's shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Franklin Resources stock (17.5% to 25%) and mutual fund shares (17.5% to 25%). The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Franklin Resources and mutual funds advised by the manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Fund shareholders. The Chief Investment Officer of the manager and/or other officers of the manager, with responsibility for the Fund, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:

        o Investment performance. Primary consideration is given to the historic investment performance over the 1, 3 and 5 preceding years of all accounts managed by the portfolio manager. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.

        o Non-investment performance. The more qualitative contributions of a portfolio manager to the manager's business and the investment management team, including professional knowledge, productivity, responsiveness to client needs and communication, are evaluated in determining the amount of any bonus award.

        o Responsibilities. The characteristics and complexity of funds managed by the portfolio manager are factored in the manager's appraisal.

      Additional long-term equity-based compensation Portfolio managers may also be awarded restricted shares or units of Franklin Resources stock or restricted shares or units of one or more mutual funds, and options to purchase common shares of Franklin Resources stock. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio managers also participate in benefit plans and programs available generally to all employees of the manager.

Ownership of Fund shares. The manager has a policy of encouraging portfolio managers to invest in the funds they manage. Exceptions arise when, for example, a fund is closed to new investors or when tax considerations or jurisdictional constraints cause such an investment to be inappropriate for the portfolio manager. The following is the dollar range of Fund shares beneficially owned by each portfolio manager as of April 30, 2007 (such amounts may change from time to time):

      --------------------------------------------------------
          Portfolio Manager      Dollar Range of Fund Shares
                                     Beneficially Owned
      --------------------------------------------------------
      Grant Bowers                          None
      --------------------------------------------------------
      Brad Carris                           None
      --------------------------------------------------------
      Raymond Chan                     Aggressive Fund
                                      $10,001 - $50,000

                                        Flex Cap Fund
                                        $1 - $10,000
      --------------------------------------------------------
      James Cross                    Small-Mid Cap Fund
                                      $10,001 - $50,000
      --------------------------------------------------------
      Conrad B. Herrmann               Aggressive Fund
                                     $100,001 - $500,000

                                        Flex Cap Fund
                                    $500,001 - $1,000,000
      --------------------------------------------------------
      Edward B. Jamieson             Small-Mid Cap Fund
                                       Over $1,000,000
      --------------------------------------------------------
      Michael McCarthy                Small Cap Fund II
                                     $100,001 - $500,000
      --------------------------------------------------------
      Matt Moberg                       Flex Cap Fund
                                     $50,001 - $100,000
      --------------------------------------------------------
      Zack Perry                            None
      --------------------------------------------------------

Administrator and services provided Franklin Templeton Services, LLC (FT Services) has an agreement with the manager to provide certain administrative services and facilities for the Flex Cap Fund and Small-Mid Cap Fund. FT Services has an agreement with the Aggressive Fund and Small Cap Fund II to provide certain administrative services and facilities for each Fund. FT Services is an indirect, wholly owned subsidiary of Resources and is an affiliate of each Fund's manager and principal underwriter.

The administrative services FT Services provides include preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements.

Administration fees The Aggressive Fund and Small Cap Fund II pay FT Services a monthly fee equal to an annual rate of 0.20% of each Fund's average daily net assets.

During the last three fiscal years ended April 30, the Funds paid FT Services the following administration fees:

                   Administration Fees Paid ($)
                             2007                 2006                2005
--------------------------------------------------------------------------------
Aggressive Fund             459,709              348,245              319,876
Small Cap Fund II          2,241,583           2,551,812            2,808,655

For the Flex Cap Fund and Small-Mid Cap Fund the manager pays FT Services a monthly fee equal to an annual rate of:

o     0.15% of each Fund's average daily net assets up to $200 million;

o     0.135% of average daily net assets over $200 million up to $700 million;

o     0.10% of average daily net assets over $700 million up to $1.2 billion;
      and

o     0.075% of average daily net assets over $1.2 billion.

During the last three fiscal years ended April 30, the manager paid FT Services the following administration fees:

                     Administration Fees Paid ($)
                               2007                 2006                2005
--------------------------------------------------------------------------------
Flex Cap Fund                2,706,783           2,520,159            2,081,846
Small-Mid Cap Fund           6,021,750           6,811,192            6,839,984

Shareholder servicing and transfer agent Franklin Templeton Investor Services, LLC (Investor Services) is each Fund's shareholder servicing agent and acts as the Funds' transfer agent and dividend-paying agent. Investor Services is located at 3344 Quality Drive, Rancho Cordova, CA 95670-7313. Please send all correspondence to Investor Services at P.O. Box 997151, Sacramento, CA 95899-7151.

Investor Services receives a fee for servicing Fund shareholder accounts. The Funds also will reimburse Investor Services for certain out-of-pocket expenses necessarily incurred in servicing the shareholder accounts in accordance with the terms of its servicing contract with the Fund.

Investor Services may also pay servicing fees, that will be reimbursed by a Fund, in varying amounts to certain financial institutions (primarily to help offset their costs associated with client account maintenance support, statement preparation and transaction processing) that (i) maintain omnibus accounts with the Fund in the institution's name on behalf of numerous beneficial owners of Fund shares who are either direct clients of the institution or are participants in an IRS-recognized tax-deferred savings plan (including Employer Sponsored Retirement Plans and Section 529 Plans) for which the institution, or its affiliate, provides participant level recordkeeping services (called "Beneficial Owners"); or (ii) provide support for Fund shareholder accounts by sharing account data with Investor Services through the National Securities Clearing Corporation (NSCC) networking system. In addition to servicing fees received from the Fund, these financial institutions also may charge a fee for their services directly to their clients. Investor Services will also receive a fee from the Fund for services provided in support of Beneficial Owners and NSCC networking system accounts.

Custodian Bank of New York, Mutual Funds Division,
100 Church Street, New York, NY 10286, acts as custodian of each Fund's securities and other assets. As foreign custody manager, the bank selects and monitors foreign sub-custodian banks, selects and evaluates non-compulsory foreign depositories, and furnishes information relevant to the selection of compulsory depositories.

Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP, Three Embarcadero Center, San Francisco, CA 94111-4004, is the Fund's independent registered public accounting firm. The Independent Registered Public Accounting Firm audits the financial statements included in the Funds' Annual Report to Shareholders.

Portfolio Transactions
-------------------------------------------------------------------------------

The manager selects brokers and dealers to execute the Funds' portfolio transactions in accordance with criteria set forth in the management agreement and any directions that the board may give.

When placing a portfolio transaction, the trading department of the manager seeks to obtain "best execution" -- the best combination of high quality transaction execution services, taking into account the services and products to be provided by the broker or dealer, and low relative commission rates with the view of maximizing value for a Fund and its other clients. For most transactions in equity securities, the amount of commissions paid is negotiated between the manager and the broker executing the transaction. The determination and evaluation of the reasonableness of the brokerage commissions paid are based to a large degree on the professional opinions of the persons within the trading department of the manager responsible for placement and review of the transactions. These opinions are based on the experience of these individuals in the securities industry and information available to them about the level of commissions being paid by other institutional investors. The manager may also place orders to buy and sell equity securities on a principal rather than agency basis if the manager believes that trading on a principal basis will provide best execution. Orders for fixed income securities are ordinarily placed with market makers on a net basis, without any brokerage commissions. Purchases of portfolio securities from underwriters will include a commission or concession paid to the underwriter, and purchases from dealers will include a spread between the bid and ask price.

The manager may cause a Fund to pay certain brokers commissions that are higher than those another broker may charge, if the manager determines in good faith that the amount paid is reasonable in relation to the value of the brokerage and research services it receives. This may be viewed in terms of either the particular transaction or the manager's overall responsibilities to client accounts over which it exercises investment discretion. The brokerage commissions that are used to acquire services other than brokerage are known as "soft dollars." Research provided can be either proprietary (created and provided by the broker-dealer, including tangible research products as well as access to analysts and traders) or third party (created by a third party but provided by the broker-dealer). To the extent permitted by applicable law, the manager may use soft dollars to acquire both proprietary and third party research.

The research services that brokers may provide to the manager include, among others, supplying information about particular companies, markets, countries, or local, regional, national or transnational economies, statistical data, quotations and other securities pricing information, and other information that provides lawful and appropriate assistance to the manager in carrying out its investment advisory responsibilities. These services may not always directly benefit the Funds. They must, however, be of value to the manager in carrying out its overall responsibilities to its clients.

It is not possible to place an accurate dollar value on the special execution or on the research services the manager receives from dealers effecting transactions in portfolio securities. The allocation of transactions to obtain additional research services allows the manager to supplement its own research and analysis activities and to receive the views and information of individuals and research staffs from many securities firms. The receipt of these products and services does not reduce the manager's research activities in providing investment advice to the Funds.

As long as it is lawful and appropriate to do so, the manager and its affiliates may use this research and data in their investment advisory capacities with other clients.

Because Franklin Templeton Distributors, Inc. (Distributors) is a member of the National Association of Securities Dealers, Inc., it may sometimes receive certain fees when the Funds tender portfolio securities pursuant to a tender-offer solicitation. To recapture brokerage for the benefit of the Funds, any portfolio securities tendered by a Fund will be tendered through Distributors if it is legally permissible to do so. In turn, the next management fee payable to the manager will be reduced by the amount of any fees received by Distributors in cash, less any costs and expenses incurred in connection with the tender.

If purchases or sales of securities of the Funds and one or more other investment companies or clients supervised by the manager are considered at or about the same time, transactions in these securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by the manager, taking into account the respective sizes of the accounts and the amount of securities to be purchased or sold. In some cases this procedure could have a detrimental effect on the price or volume of the security so far as the Funds are concerned. In other cases it is possible that the ability to participate in volume transactions may improve execution and reduce transaction costs to the Funds.

During the last three fiscal years ended April 30, the Funds paid the following brokerage commissions:

                    Brokerage Commissions Paid ($)
                              2007                2006                 2005
--------------------------------------------------------------------------------
Aggressive Fund              789,348              616,286              593,803
Flex Cap Fund               3,633,369           3,750,182            1,928,036
Small Cap Fund II           2,315,337           2,171,988            2,571,201
Small-Mid Cap Fund         10,252,169           9,651,357           11,558,261

For the fiscal year ended April 30, 2006, there was an increase in reported brokerage commissions for Flex Cap Fund, as compared to the previous year. This was primarily due to increased portfolio turnover and positive cash flows throughout the last fiscal year. In addition, there was a modest increase in trading activity, due to market conditions.

For the fiscal year ended April 30, 2007, the Funds paid brokerage commissions from aggregate portfolio transactions to brokers who provided research services as follows:

--------------------------------------------------------------------
                                              Aggregate Portfolio
                      Brokerage Commissions       Transactions
                               ($)                    ($)
--------------------------------------------------------------------
Aggressive Fund              686,011              482,729,206
--------------------------------------------------------------------
Flex Cap Fund               3,365,785            2,674,200,190
--------------------------------------------------------------------
Small Cap Fund II           2,087,837            1,029,396,283
--------------------------------------------------------------------
Small-Mid Cap Fund          9,445,372            6,637,964,438
--------------------------------------------------------------------

As of April 30, 2007, the Aggressive Fund and Flex Cap Fund owned securities issued by Goldman, Sachs & Co. valued in the aggregate at $6,241,315 and $54,040,392, respectively. Except as noted, the Funds did not own any securities issued by its regular broker-dealers as of the end of the fiscal year.

Because the Funds may, from time to time, invest in broker-dealers, it is possible that the Funds will own more than 5% of the voting securities of one or more broker-dealers through whom each Fund places portfolio brokerage transactions. In such circumstances, the broker-dealer would be considered an affiliated person of the Funds. To the extent the Funds place brokerage transactions through such a broker-dealer at a time when the broker-dealer is considered to be an affiliate of the Funds, the Funds will be required to adhere to certain rules relating to the payment of commissions to an affiliated broker-dealer. These rules require the Funds to adhere to procedures adopted by the board to ensure that the commissions paid to such broker-dealers do not exceed what would otherwise be the usual and customary brokerage commissions for similar transactions.

Distributions and Taxes
-------------------------------------------------------------------------------

Multiclass distributions Each Fund calculates income dividends and capital gain distributions the same way for each class. The amount of any income dividends per share will differ, however, generally due to any differences in the distribution and service (Rule 12b-1) fees applicable to the classes.

Distributions of net investment income Each Fund receives income generally in the form of dividends and interest on its investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund's net investment income from which dividends may be paid to you. If you are a taxable investor, any income dividends (other than qualified dividends) a Fund pays are taxable to you as ordinary income. A portion of the income dividends paid to you may be qualified dividends eligible to be taxed at reduced rates. A portion of the income dividends may also be designated as interest-related or short-term capital dividends that will not be subject to nonresident alien withholding for most non-U.S. investors. See the section on "Non-U.S. investors" for more information on interest-related and short-term capital gain dividends.

Distributions of capital gains A Fund may realize capital gains and losses on the sale of its portfolio securities.

Distributions of short-term capital gains are taxable to you as ordinary income. Distributions of long-term capital gains are taxable to you as long-term capital gains, regardless of how long you have owned your shares in a Fund. Any net capital gains realized by a Fund generally are distributed once each year, and may be distributed more frequently, if necessary, to reduce or eliminate excise or income taxes on the Fund.

Capital gain dividends and any net long-term capital gains you realize from the sale of Fund shares are subject to a maximum rate of tax of 15% for individuals (5% for individuals in the 10% and 15% federal income tax brackets). For individuals in the 10% and 15% tax brackets, the rate for net long-term capital gains realized in calendar years 2008 through 2010 is further reduced from 5% to 0%. These reduced rates of taxation of capital gain dividends and net long-term capital gains are now scheduled to sunset on December 31, 2010, unless extended or made permanent before that date.

Returns of capital If a Fund's distributions exceed its taxable income and realized capital gains for a taxable year, all or a portion of the distributions made in that taxable year may be characterized as a return of capital to you. A return of capital distribution will generally not be taxable, but will reduce the cost basis that you have in your Fund shares and will result in a higher capital gain or in a lower capital loss when you sell your shares. Any return of capital in excess of the basis in your Fund shares, however, will be taxable as a capital gain.

Investments in foreign securities The next four paragraphs describe tax considerations that are applicable to a Fund's investments in foreign securities.

Effect of foreign withholding taxes. A Fund may be subject to foreign withholding taxes on income from certain foreign securities. This, in turn, could reduce the Fund's income dividends paid to you.

Effect of foreign debt investments on distributions. Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by a Fund. Similarly, foreign exchange losses realized on the sale of debt securities generally are treated as ordinary losses. These gains when distributed are taxable to you as ordinary income, and any losses reduce the Fund's ordinary income otherwise available for distribution to you. This treatment could increase or decrease the Fund's ordinary income distributions to you, and may cause some or all of the Fund's previously distributed income to be classified as a return of capital.

PFIC securities. A Fund may invest in securities of foreign entities that could be deemed for tax purposes to be passive foreign investment companies (PFICs). When investing in PFIC securities, each Fund intends to mark-to-market these securities and recognize any gains at the end of its fiscal and excise (described below) tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that a Fund is required to distribute, even though it has not sold the securities. If a Fund is unable to identify an investment as a PFIC security and thus does not make a mark-to-market election, the Fund may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain from the sale of the PFIC shares even if such income is distributed to you as a taxable dividend. Additional charges in the nature of interest may be imposed on the Fund on any deferred taxes arising from such income or gains.

You should also be aware that a Fund's designation of a foreign security as a PFIC security will cause the income dividends of any designated securities to fall outside of the definition of qualified foreign corporation dividends. These dividends generally will not qualify for the reduced rate of taxation on qualified dividends when distributed to you by a Fund.

Information on the amount and tax character of distributions Each Fund will inform you of the amount of your income dividends and capital gain distributions at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. The amount of income dividends designated by a Fund, consisting of qualified dividend income (which is relevant to U.S. investors) and interest-related and short-term capital gain dividends (which are relevant to non-U.S. investors) may exceed the total amount of income dividends paid. These designations will not result in more income being reported to you, but rather will allow a Fund to make its designations in a manner that is more tax efficient to both U.S. and non-U.S. investors. If you have not owned your Fund shares for a full year, a Fund may designate and distribute to you:

o as ordinary income, qualified dividends, or capital gain distributions if you are a U.S. investor, or
o as an interest-related or short-term capital gain dividend if you are a non-U.S. investor,

a percentage of income that may not be equal to the actual amount of each type of income earned during the period of your investment in the Fund. Distributions declared in December to shareholders of record in such month, but paid in January, are taxable to you as if paid in December.

Election to be taxed as a regulated investment company Each Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code (Code). Each has qualified as a regulated investment company for its most recent fiscal year, and intends to continue to qualify during the current fiscal year. As a regulated investment company, a Fund generally pays no federal income tax on the income and gains it distributes to you. The board reserves the right not to maintain the qualification of a Fund as a regulated investment company if it determines this course of action to be beneficial to shareholders. In that case, the Fund would be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you would be taxed as dividend income to the extent of the Fund's earnings and profits.

Excise tax distribution requirements

Required distributions. To avoid federal excise taxes, the Code requires a Fund to distribute to you by December 31 of each year, at a minimum, the following amounts:

o 98% of its taxable ordinary income earned during the calendar year;
o 98% of its capital gain net income earned during the 12-month period ending October 31; and
o 100% of any undistributed amounts of these categories of income or gain from the prior year.

Each Fund intends to declare and pay these distributions in December (or to pay them in January, in which case you must treat them as received in December), but can give no assurances that its distributions will be sufficient to eliminate all taxes.

Tax reporting for income and excise tax years. Because the periods for measuring a regulated investment company's income are different for income (determined on a fiscal year basis) and excise tax years (determined as noted above), special rules are required to calculate the amount of income earned in each period, and the amount of earnings and profits needed to support that income. For example, if a Fund uses the excise tax period ending on October 31 as the measuring period for calculating and paying out capital gain net income and realizes a net capital loss between November 1 and the end of the Fund's fiscal year, it will likely have insufficient earnings and profits for its taxable year to support its required excise tax distribution. Accordingly, the Fund is permitted to elect to treat its realized capital loss (its "post-October loss") as occurring on the first day of its next fiscal year. Because these rules are not entirely clear, the Fund may be required to interpret the post-October loss and other rules relating to these different year-ends to determine its taxable income and capital gains. The Fund's reporting of income and its allocation between different taxable and excise tax years may be challenged by the Internal Revenue Service (IRS), possibly resulting in adjustments in the income reported by the Fund on its tax returns and/or by the Fund to you on your year-end tax statements.

Sales of Fund shares Sales and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. If you sell your Fund shares, or exchange them for shares of a different Franklin Templeton fund, the IRS requires you to report any gain or loss on your sale or exchange. If you owned your shares as a capital asset, any gain or loss that you realize is a capital gain or loss, and is long-term or short-term, depending on how long you owned your shares.

The automatic conversion of Class B shares to Class A shares in the same Fund will be tax-free for federal income tax reporting purposes. Shareholders should talk to their tax advisors regarding the state and local tax consequences of this or any other conversion of shares.

Sales at a loss within six months of purchase. Any loss incurred on the sale or exchange of Fund shares owned for six months or less is treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by a Fund on those shares.

Wash sales. All or a portion of any loss that you realize on the sale of your Fund shares is disallowed to the extent that you buy other shares in the Fund within 30 days before or after your sale. Any loss disallowed under these rules is added to your tax basis in the new shares.

Deferral of basis. (Class A only) In reporting gain or loss on the sale of your Fund shares, you may be required to adjust your basis in the shares you sell under the following circumstances:

IF:
o In your original purchase of Fund shares, you received a reinvestment right (the right to reinvest your sales proceeds at a reduced or with no sales charge), and
o You sell some or all of your original shares within 90 days of their purchase, and
o You reinvest the sales proceeds in the Fund or in another Franklin Templeton fund, and the sales charge that would otherwise apply is reduced or eliminated;

THEN: In reporting any gain or loss on your sale, all or a portion of the sales charge that you paid for your original shares is excluded from your tax basis in the shares sold and added to your tax basis in the new shares.

Tax certification and backup withholding Tax laws require that you certify your tax information when you become an investor in a Fund. For U.S. residents and resident aliens, this certification is made on IRS Form W-9. Under these laws, the Fund must withhold a portion of your taxable distributions and sales proceeds unless you:

o provide your correct Social Security or taxpayer identification number,
o certify that this number is correct,
o certify that you are not subject to backup withholding, and
o certify that you are a U.S. person (including a U.S. resident alien).

The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid.

Non-U.S. investors have special U.S. tax certification requirements. See the section below entitled "Tax certification and backup withholding as applied to non-U.S. investors."

U.S. government securities The income earned on certain U.S. government securities is exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to mutual fund dividends paid to you from interest earned on these securities, subject in some states to minimum investment or reporting requirements that must be met by a fund. The income on Fund investments in certain securities, such as repurchase agreements, commercial paper and federal agency-backed obligations (e.g., Ginnie Mae and Fannie Mae securities), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

Qualified dividends For individual shareholders, a portion of the dividends paid by a Fund may be qualified dividend income eligible for taxation at the 15% long-term capital gain rate (5% for individuals in the 10% and 15% federal rate brackets).

Dividends earned on the following income sources will qualify for this treatment:
o     dividends paid by domestic corporations, and
o     dividends paid by qualified foreign corporations, including:
        -  corporations incorporated in a possession of the U.S.,
        - corporations eligible for benefits of a comprehensive income tax treaty with the United States that the Treasury Department determines is satisfactory (including an exchange of information program), and
        - corporations whose stock is readily tradable on an established securities market in the United States.

For individuals in the 10% and 15% tax brackets, the rate for qualified dividends received in calendar years 2008 through 2010 is further reduced from 5% to 0%.

Dividends from corporations exempt from tax, dividends from passive foreign investment companies (PFICs), and dividends paid from interest earned by a Fund on debt securities generally will not qualify for this favorable tax treatment.

Both a Fund and the investor must meet certain holding period requirements to qualify Fund dividends for this treatment. Specifically, a Fund must hold the stock for at least 61 days during the 121-day period beginning 60 days before the stock becomes ex-dividend. Similarly, investors must hold their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund distribution goes ex-dividend. The ex-dividend date is the first date following the declaration of a dividend on which the purchaser of stock is not entitled to receive the dividend payment. When counting the number of days you held your Fund shares, include the day you sold your shares but not the day you acquired these shares.

While the income received in the form of a qualified dividend is taxed at the same rates as long-term capital gains, such income will not be considered as a long-term capital gain for other federal income tax purposes. For example, you will not be allowed to offset your long-term capital losses against qualified dividend income on your federal income tax return. Any qualified dividend income that you elect to be taxed at these reduced rates also cannot be used as investment income in determining your allowable investment interest expense. For other limitations on the amount of or use of qualified dividend income on your income tax return, please contact your personal tax advisor.

After the close of its fiscal year, each Fund will designate the portion of its ordinary dividend income that meets the definition of qualified dividend income taxable at reduced rates. If 95% or more of a Fund's income is from qualified sources, it will be allowed to designate 100% of its ordinary income distributions as qualified dividend income. This designation rule may have the effect of converting small amounts of ordinary income or net short-term capital gains, that otherwise would be taxable as ordinary income, into qualified dividend income eligible for taxation at reduced rates.

Sunsetting of provisions. The special provisions dealing with qualified dividend income, and the reduced rate of taxation of long-term capital gains that were adopted as part of the 2003 Tax Act and that have been recently extended by the 2005 Tax Increase Prevention and Reconciliation Act (2005 Tax Act) are scheduled to sunset on December 31, 2010, unless extended or made permanent before that date. If the 2003 Tax Act changes as extended in 2005 do sunset in 2010, the rules on taxation of capital gains that were in effect prior to the 2003 Tax Act, including provisions for the taxation of five-year gains, will again be effective for 2011 and later years.

Dividends-received deduction for corporations For corporate shareholders, a portion of the dividends paid by a Fund may qualify for the dividends-received deduction. This deduction generally is available to corporations for dividends paid by a fund out of income earned on its investments in domestic corporations. The amount of income that is derived from investments in domestic corporations will vary from fund to fund; however, to the extent that a Fund does invest in domestic securities, it is anticipated that a portion of the dividends paid by the Fund will qualify for this deduction. You may be allowed to deduct these qualified dividends, thereby reducing the tax that you would otherwise be required to pay. All dividends (including the deducted portion) are included in your calculation of alternative minimum taxable income.

Investment in complex securities Each Fund may invest in complex securities that could require it to adjust the amount, timing and/or tax character (ordinary or capital) of gains and losses it recognizes on these investments. This, in turn, could affect the amount, timing and/or tax character of income distributed to you. For example:

Derivatives. Each Fund is permitted to invest in certain derivative contracts, including options, futures contracts on securities or indices, foreign currency contracts and futures contracts on foreign currencies. If a Fund makes these investments, it could be required to mark-to-market these contracts and realize any unrealized gains and losses at its fiscal year end even though it continues to hold the contracts. Under these rules, gains or losses on the contracts generally would be treated as 60% long-term and 40% short-term gains or losses, but gains or losses on certain foreign currency contracts would be treated as ordinary income or losses. In determining its net income for excise tax purposes, the Fund also would be required to mark-to-market these contracts annually as of October 31 (for capital gain net income and ordinary income arising from certain foreign currency contracts) and to realize and distribute any resulting income and gains.

Short sales. A Fund's entry into a short sale transaction or an option or other contract could be treated as the "constructive sale" of an "appreciated financial position," causing it to realize gain, but not loss, on the position.

Securities lending transactions. A Fund's entry into securities lending transactions may cause the replacement income earned on the loaned securities to fall outside of the definition of qualified dividend income. This replacement income generally will not be eligible for reduced rates of taxation on qualified dividend income, and, to the extent that debt securities are loaned, will generally not qualify as qualified interest income for foreign withholding tax purposes.

Tax straddles. A Fund's investment in options, futures contracts on securities or indices, foreign currency contracts and futures contracts on foreign currencies, actively traded stock or a position with respect to substantially similar or related property in connection with certain hedging transactions could cause the Fund to hold offsetting positions in securities. Likewise, a Fund may be authorized to invest in spread, collar and straddle transactions. If a Fund invests in these securities or if its risk of loss with respect to specific securities in its portfolio is substantially diminished by the fact that it holds other securities, the Fund could be deemed to have entered into a tax "straddle" or to hold a "successor position" that would require any loss realized by it to be deferred for tax purposes.

Synthetic convertible securities. Each Fund is permitted to invest in synthetic convertible securities comprised of two distinct security components: a nonconvertible fixed income security and warrants or stock or stock index call options. When combined, these investments achieve the same economic effect as an investment in a traditional convertible security: a desired income stream and the right to acquire shares of the underlying equity security. Even though these securities are economically equivalent to traditional convertible securities, each security forming part of such an investment is analyzed separately, and the tax consequences of an investment in the component parts of these securities could differ from those of an investment in a traditional convertible security.

Securities purchased at discount. Each Fund is permitted to invest in securities issued or purchased at a discount, such as zero coupon, deferred interest or payment-in-kind (PIK) bonds, that could require it to accrue and distribute income not yet received. These obligations may not pay current interest, but may be subject to tax rules that require a Fund to currently accrue income for tax reporting, and then distribute that income to Fund shareholders to meet its fund qualification and excise tax distribution requirements. If it invests in these securities, the Fund could be required to sell securities in its portfolio that it otherwise might have continued to hold in order to generate sufficient cash to make these distributions.

Each of these investments by a Fund in complex securities is subject to special tax rules that could affect the amount, timing and/or tax character of income realized by a Fund and distributed to you.

Excess inclusion income of certain tax-exempt shareholders from an investment by the Fund in REITs and REMIC residual interests. Certain tax-exempt shareholders, including qualified pension plans, individual retirement accounts, salary deferral arrangements (401(k)s) and other tax-exempt entities, generally are exempt from federal income taxation except with respect to their unrelated business taxable income (UBTI). Under current law, a Fund serves to block UBTI from being realized by its tax-exempt shareholders. Notwithstanding the foregoing, a tax exempt shareholder could realize UBTI by virtue of its investment in a Fund if: (i) the Fund invests in a residual interest in a real estate mortgage investment conduit (REMIC) or in a real estate investment trusts (REITs) that holds a REMIC residual interest (income that is attributable to these residual interests is referred to in the Code as an "excess inclusion income") or (ii) shares in the Fund constitute debt-financed property in the hands of the tax exempt shareholder within the meaning of Code Section 514(b). In addition, if a REIT, that issues debt securities with more than one maturity, owns a "taxable mortgage pool" within the meaning of Code Section 7701(i) as a portion of the REIT's assets, or as a REIT subsidiary, then a portion of the REIT's income may be treated as if it were an excess inclusion from a REMIC. This income generally is required to be allocated by a Fund to you in proportion to the dividends paid to you with the same tax consequences as if you received the excess inclusion income directly. If you are a tax-exempt shareholder, this excess inclusion income may have a tax consequence to you as discussed below.

Under guidance recently issued by the IRS, each Fund will be taxed at the highest corporate income tax rate on its excess inclusion income that is allocable to the percentage of its shares held in record name by a "disqualified organization." Disqualified organization generally include certain cooperatives, governmental entities and tax-exempt organizations that are exempt from tax on their unrelated business taxable income. To the extent that Fund shares owned by a disqualified organization are held in record name by a broker-dealer or other nominee, the broker-dealer or other nominee would be liable for the corporate level tax on the portion of the Fund's excess inclusion income allocable to Fund shares held by the broker-dealer or other nominee on behalf of the disqualified organization. Each Fund expects that disqualified organizations will own their shares and will not themselves be pass-through entities. Because this tax is imposed at the Fund level, all shareholders, including shareholders that are not disqualified organizations, will bear a portion of the tax cost associated with a Fund's receipt of excess inclusion income. However, to the extent permissible under the Investment Company Act of 1940, as amended, regulated investment companies such as the Fund are permitted under Treasury Regulations to specially allocate this tax expense to the disqualified organizations to which it is attributable, without a concern that such an allocation will constitute a preferential dividend.

In addition, with respect to Fund shareholders who are not nominees, for Fund taxable years beginning on or after January 1, 2007, each Fund must report excess inclusion income to shareholders in two cases:

o If the excess inclusion income received by a Fund from all sources exceeds 1% of the Fund's gross income, it must inform the non-nominee shareholders of the amount and character of excess inclusion income allocated to them; and

o If a Fund receives excess inclusion income from a REIT whose excess inclusion income in its most recent tax year ending not later than nine months before the first day of the Fund's taxable year exceeded 3% of the REIT's total dividends, the Fund must inform its non-nominee shareholders of the amount and character of the excess inclusion income allocated to them from such REIT.

Any excess inclusion income realized by a Fund and allocated to shareholders under these rules cannot be offset by net operating losses of the shareholders. If the shareholder is a tax-exempt entity and not a "disqualified organization," then this income is fully taxable as unrelated business taxable income under the Code. Charitable reminder trusts do not incur UBTI by receiving excess inclusion income from a Fund. If the shareholder is a non-U.S. person, such shareholder would be subject to U.S. federal income tax withholding at a rate of 30% on this income without reduction or exemption pursuant to any otherwise applicable income tax treaty. If the shareholder is a REIT, a regulated investment company, common trust fund or other pass-through entity, such shareholder's allocable share of a Fund's excess inclusion income would be considered excess inclusion income of such entity and such entity would be subject to tax at the highest corporate tax rate on any excess inclusion income allocated to their owners that are disqualified organizations. Accordingly, investors should be aware that a portion of their Fund's income may be considered excess inclusion income.

Compliance with these requirements will require each Fund to obtain significant cooperation from any REITs in which it invests. There is no guarantee that a Fund will receive the information that it needs to implement these requirements and report any excess inclusion income to you on a timely basis. Each Fund will use its best efforts to meet these requirements, and through the Investment Company Institute, will seek additional guidance from the IRS and the cooperation of REITs in providing excess inclusion income information on a timely basis.

Tax-exempt shareholders should talk to their tax advisors about the implications of these rules on their separate tax situations.

Non-U.S. investors Non-U.S. investors may be subject to U.S. withholding and estate tax, and are subject to special U.S. tax certification requirements. Non-U.S. investors should consult their tax advisors about the applicability of U.S. tax withholding and the use of appropriate forms to certify their foreign status and to claim any applicable treaty benefits to which they are entitled.

In general. The United States imposes a flat 30% withholding tax (or a withholding tax at a lower treaty rate) on U.S. source dividends, including on income dividends paid to you by a Fund, subject to certain exemptions for dividends designated as capital gain dividends, short-term capital gain dividends, interest-related dividends and exempt-interest dividends as described below. However, notwithstanding such exemptions from U.S. withholding at the source, any dividends and distributions of income and capital gains, including the proceeds from the sale of your Fund shares, will be subject to backup withholding at a rate of 28% if you fail to properly certify that you are not a U.S. person.

Capital gain distributions and short-term capital gain dividends. Dividends designated by each Fund as either (i) a capital gain distribution from long-term capital gains, or (ii) a short-term capital gain dividend (other than long- or short-term capital gains realized on disposition of U.S. real property interests
- see the discussion below), are not subject to U.S. withholding tax unless you are a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the calendar year.

Interest-related dividends. Interest-related dividends designated and paid by a Fund from qualified net interest income are not subject to U.S. withholding tax. Each Fund's qualified net interest income equals the Fund's qualified interest income less allocable expenses. "Qualified interest income" includes, in general, the sum of the Fund's U.S. source: i) bank deposit interest, ii) short-term original discount, iii) interest (including original issue discount, market discount and acquisition discount) on an obligation in registered form (unless it is earned on an obligation issued by a corporation or partnership in which the Fund is a 10% shareholder or partner), and iv) any interest-related dividend passed through from another regulated investment company. On any payment date, the amount of an income dividend that is designated by each Fund as an interest-related dividend may be more or less than the amount that is so qualified. This is because the designation is based on an estimate of the Fund's qualified interest income for its entire fiscal year, which can only be determined with exactness at fiscal year end. As a consequence, the Fund may over withhold a small amount of U.S. tax from a dividend payment. In this case, the non-U.S. investor's only recourse may be to either forgo recovery of the excess withholding, or to file a United States nonresident income tax return to recover the excess withholding.

Limitations on tax reporting for interest-related dividends and short-term capital gain dividends for non-U.S. investors. It may not be practical in every case for a Fund to designate, and each Fund reserves the right in these cases to not designate, small amounts of interest-related or short-term capital gain dividends. Additionally, each Fund's designation of interest-related or short-term capital gain dividends may not be passed through to shareholders by intermediaries who have assumed tax reporting responsibilities for this income in managed or omnibus accounts due to systems limitations or operational constraints. When a Fund has designated interest-related or short-term capital gain dividends, this information will be available online at franklintempleton.com (under the Funds' Tax Information) or through a Customer Service Representative at Franklin Templeton Investments at 1-800/DIAL BEN.

Other income dividends and effectively connected income. Income dividends paid by a Fund to non-U.S. investors on the income earned on portfolio investments in
(i) the stock of domestic and foreign corporations, and (ii) the debt of foreign issuers continue to be subject to U.S. withholding tax at a 30% or lower treaty rate. If you hold your Fund shares in connection with a U.S. trade or business, your income and gains will be considered effectively connected income and taxed in the U.S. on a net basis, in which case you may be required to file a nonresident U.S. income tax return.

U.S. estate tax. The Code also provides for a partial exemption from U.S. estate tax for shares in a Fund held by an estate of a nonresident decedent. The amount treated as exempt is based on the proportion of the assets held by the Fund at the end of the quarter immediately preceding the decedent's death that are treated as property generating qualified interest income or constitute other property not within the United States.

Sunsetting of provisions. The provisions dealing with interest-related dividends and short-term capital gain dividends that are discussed above are scheduled to sunset for these Funds on April 30, 2008. The provisions creating a partial exemption from U.S. estate tax are scheduled to sunset on December 31, 2007. Unless these rules are extended or made permanent before the sunset provisions become effective, non-U.S. investors will again be subject to nonresident withholding taxes on any ordinary dividends (including short-term capital gain dividends) that they receive, and will no longer be eligible for a reduction in their U.S. estate tax.

Tax certification and backup withholding as applied to non-U.S. investors. Non-U.S. investors have special U.S. tax certification requirements to avoid backup withholding (at a rate of 28%), and if applicable, to obtain the benefit of any income tax treaty between the non-U.S. investor's country of residence and the United States. To claim these tax benefits, the non-U.S. investor must provide a properly completed Form W-8BEN (or other Form W-8, where applicable, or their substitute forms) to establish his or her status as a non-U.S. investor, to claim beneficial ownership over the assets in the account, and to claim, if applicable, a reduced rate of or exemption from withholding tax under the applicable treaty. A Form W-8BEN provided without a U.S. taxpayer identification number remains in effect for a period of three years beginning on the date that it is signed and ending on the last day of the third succeeding calendar year. However, non-U.S. investors must advise their Funds of any changes of circumstances that would render the information given on the form incorrect, and must then provide a new W-8BEN to avoid the prospective application of backup withholding. Forms W-8BEN with U.S. taxpayer identification numbers remain valid indefinitely, or until the investor has a change of circumstances that renders the form incorrect and necessitates a new form and tax certification.

Investment in U.S. real property. The Fund may invest in equity securities of corporations that invest in U.S. real property, including REITs. The sale of a U.S. real property interest by the Fund, or by a REIT or U.S. real property holding corporation in which a Fund invests, may trigger special tax consequences to the Fund's non-U.S. shareholders.

The Foreign Investment in Real Property Tax Act of 1980 (FIRPTA) makes non-U.S. persons subject to U.S. tax on disposition of a U.S. real property interest as if he or she were a U.S. person. Such gain is sometimes referred to as FIRPTA gain. The Code provides a look-through rule for distributions of FIRPTA gain by a regulated investment company (RIC) if all of the following requirements are met:

o The RIC is classified as a qualified investment entity. A "qualified investment entity" includes a RIC if, in general, more than 50% of the RIC's assets consists of interests in REITs and U.S. real property holding corporations, and

o you are a non-U.S. shareholder that owns more than 5% of a class of Fund shares at any time during the one-year period ending on the date of the distribution,

o If these conditions are met, Fund distributions to you are treated as gain from the disposition of a U.S. real property interest (USRPI), causing the distribution to be subject to U.S. withholding tax at a rate of 35%, and requiring that you file a nonresident U.S. income tax return.

Because each Fund expects to invest less than 50% of its assets at all times, directly and indirectly, in U.S. real property interests, neither expects to pay any dividends that would be subject to FIRPTA reporting and tax withholding.

U.S. Treasury Circular 230 Notice This discussion of "Distributions and Taxes" is not intended or written to be used, and cannot be used, by you for the purpose of avoiding any penalties that may be imposed by the Internal Revenue Service. It is not written as tax advice, and does not purport to deal with all of the federal, state or foreign tax consequences that may be applicable to your investment in a Fund. You should consult your personal tax advisor for advice on these consequences.

Organization, Voting Rights and Principal Holders
-------------------------------------------------------------------------------

Each Fund is a diversified series of Franklin Strategic Series (Trust), an open-end management investment company, commonly called a mutual fund. The Trust was organized as a Delaware statutory trust (a form of entity formerly known as a business trust) on January 25, 1991, and is registered with the SEC.

The Funds currently offer five classes of shares, Class A, Class B, Class C, Class R and Advisor Class. New or additional investments into Class B are no longer permitted. Existing shareholders of Class B shares may continue as Class B shareholders, continue to reinvest dividends into Class B shares and exchange their Class B shares for Class B shares of other Franklin Templeton funds as permitted by the current exchange privileges. Small Cap Fund II is closed to new investors. Each Fund may offer additional classes of shares in the future. The full title of each class of each Fund is:

o Franklin Aggressive Growth Fund - Class A
o Franklin Aggressive Growth Fund - Class B
o Franklin Aggressive Growth Fund - Class C
o Franklin Aggressive Growth Fund - Class R
o Franklin Aggressive Growth Fund - Advisor Class

o Franklin Flex Cap Growth Fund - Class A
o Franklin Flex Cap Growth Fund - Class B
o Franklin Flex Cap Growth Fund - Class C
o Franklin Flex Cap Growth Fund - Class R
o Franklin Flex Cap Growth Fund - Advisor Class

o Franklin Small Cap Growth Fund II - Class A
o Franklin Small Cap Growth Fund II - Class B
o Franklin Small Cap Growth Fund II - Class C
o Franklin Small Cap Growth Fund II - Class R
o Franklin Small Cap Growth Fund II - Advisor Class

o Franklin Small-Mid Cap Growth Fund - Class A
o Franklin Small-Mid Cap Growth Fund - Class B
o Franklin Small-Mid Cap Growth Fund - Class C
o Franklin Small-Mid Cap Growth Fund - Class R
o Franklin Small-Mid Cap Growth Fund - Advisor Class

Shares of each class represent proportionate interests in each Fund's assets. On matters that affect each Fund as a whole, each class has the same voting and other rights and preferences as any other class. On matters that affect only one class, only shareholders of that class may vote. Each class votes separately on matters affecting only that class, or expressly required to be voted on separately by state or federal law. Shares of each class of a series have the same voting and other rights and preferences as the other classes and series of the Trust for matters that affect the Trust as a whole. Additional series may be offered in the future.

The Trust has noncumulative voting rights. For board member elections, this gives holders of more than 50% of the shares voting the ability to elect all of the members of the board. If this happens, holders of the remaining shares voting will not be able to elect anyone to the board.

The Trust does not intend to hold annual shareholder meetings. The Trust or a series of the Trust may hold special meetings, however, for matters requiring shareholder approval.

As of August 1, 2007, the principal shareholders of the Funds, beneficial or of record, were:

Name and Address                        Share Class     Percentage (%)
-------------------------------------------------------------------------
Aggressive Fund
Franklin Templeton Bank & Trust Co.          R               9.86
Heartlab Inc.
c/o FasCore LLC
8515 E. Orchard Road 2T2
Greenwood Village, CO  80111-5002

Safeco Investment Services Inc.              R              40.95
Attn. Life Finance Sep. Accts.
P.O. Box 34690 Seattle, WA 98124-1690

Conservative Target Fund                  Advisor            7.80
F/T Fund Allocator
c/o Fund Accounting Dept.
3344 Quality Drive
Rancho Cordova, CA 95670-7313

Moderate Target Fund                      Advisor           22.86
Franklin Templeton Fund Allocator
c/o Fund Accounting Dept.
3344 Quality Drive
Rancho Cordova, CA 95670-7313

Growth Target Fund                        Advisor           26.40
Franklin Templeton Fund Allocator
c/o Fund Accounting Dept.
3344 Quality Drive
Rancho Cordova, CA 95670-7313

Nationwide Trust Company                  Advisor           34.39
FBO Franklin Templeton PS 401K Plan(1)
98 San Jacinto Blvd.
Suite 1100
Austin, TX  78701-4255

Flex Cap Fund
AST Trust Company FBO Burnet Realty          R               6.26
401 Agent Retirement Plan
P.O. Box 52129 Phoenix, AZ 85072-2129

American United Life Insurance Company       R               6.39
Group Retirement Annuity
Separate Accts. Administration
P.O. Box 1995 Indianapolis, IN 46206-9102

Transamerica Life Insurance Co.              R              31.59
1150 South Olive Street
Suite T-10-05
Los Angeles, CA  90015

Conservative Target Fund                  Advisor            7.98
Franklin Templeton Fund Allocator
c/o Fund Accounting Dept.
960 Park Place, 4th Floor
San Mateo, CA  94403-1907

Moderate Target Fund                      Advisor           21.76
Franklin Templeton Fund Allocator
c/o Fund Accounting Dept.
960 Park Place, 4th Floor
San Mateo, CA  94403-1907

Growth Target Fund                        Advisor           25.78
Franklin Templeton Fund Allocator
c/o Fund Accounting Dept.
960 Park Place, 4th Floor
San Mateo, CA  94403-1907

Franklin Templeton Perspectives           Advisor           33.10
Allocation Fund
Franklin Templeton Fund Allocator
c/o Fund Accounting Dept.
500 East Broward Blvd., 13th Floor
Fort Lauderdale, FL  33394-3091

Small Cap Fund II
State Street Bank & Trust Company            A               6.02
Trustee
FBO First Energy Savings Plan
105 Rosemont Ave
Westwood, MA 02090-2318

Union Bank of CA NA Trustee G.W. Wade        R               5.20
Inc. PS Plan
P.O. Box 85484
San Diego, CA  92186-5484

Franklin Templeton Bank & Trust Co.          R               6.68
Kendeco Tool Crib 401K Plan
c/o FasCore LLC
8515 East Orchard Road 2T2
Greenwood Village, CO  80111-5002

Emjayco Custodian                            R               9.57
FBO Brown Brothers Plumbing and
Heating 401K plan
P.O. Box 170910 Milwaukee, WI 53217-0909

Reliance Trust Company Custodian FBO         R              12.66
Autumn Corporation
P.O. Box 48449 Atlanta, GA 30362-1449

Reliance Trust Company Custodian             R              13.22
Neurosurgery & Spine Associates
Employee Savings Plan
P.O. Box 48529 Atlanta, GA 30362-1529

Conservative Target Fund                  Advisor            7.36
F/T Fund Allocator
c/o Fund Accounting Dept.
3344 Quality Drive
Rancho Cordova, CA 95670-7313

Moderate Target Fund                      Advisor           18.92
Franklin Templeton Fund Allocator
c/o Fund Accounting Dept.
3344 Quality Drive
Rancho Cordova, CA 95670-7313

Growth Target Fund                        Advisor           23.76
Franklin Templeton Fund Allocator
c/o Fund Accounting Dept.
960 Park Place, 4th Floor
San Mateo, CA  94403-1907

First Command Bank                        Advisor           28.13
Trust Dept.
P.O. Box 901075 Fort Worth, TX 76101-2075

Small-Mid Cap Fund
NFS LLC FEBO FIIOC as agent for              A               6.89
Qualified Employee Benefit Plans 401K
FINOPS-IC FUNDS
100 Magellan Way KW1C
Covington, KY  41015

MG Trust Company Custodian FBO City          R               5.90
of Greensboro 457 Plan
700 17th Street, Suite 300
Denver, CO 80202

ING Insurance & Annuity Co.                  R               7.36
Separate Account F
151 Farmington Ave.
Hartford, CT  06156-0001

AMFO and Company                             R              22.04
P.O. Box 419692
Kansas City, MO  64141-6692

AGE Newborn-8 Years                       Advisor           12.36
FT 529 College Savings Plan
500 East Broward Blvd., 13th Floor
Fort Lauderdale, Florida 33394-3007

NFS LLC FEBO FIIOC as agent for           Advisor           25.40
Qualified Employee Benefit Plans 401K
FINOPS-IC FUNDS
100 Magellan Way KW1C
Covington, KY  41015

1. Charles B. Johnson and Rupert H. Johnson, Jr., who are officers and/or trustees of the Trust, serve on the administrative committee of the Franklin Templeton Profit Sharing 401(k) Plan, which owns shares of the Aggressive Fund. In that capacity, they participate in the voting of such shares. Charles B. Johnson and Rupert H. Johnson, Jr. disclaim beneficial ownership of any share of the Fund owned by the Franklin Templeton Profit Sharing 401(k) Plan.

From time to time, the number of Fund shares held in the "street name" accounts of various securities dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding.

As of August 1, 2007, the officers and board members, as a group, owned of record and beneficially 3.66% of Flex Cap Fund - Advisor Class and less than 1% of the outstanding shares of each of the other Funds and classes. The board members may own shares in other funds in Franklin Templeton Investments.

Buying and Selling Shares
-------------------------------------------------------------------------------

The Funds continuously offer their shares through securities dealers who have an agreement with Franklin Templeton Distributors, Inc. (Distributors). A securities dealer includes any financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the Funds. This reference is for convenience only and does not indicate a legal conclusion of capacity. Banks and financial institutions that sell shares of the Funds may be required by state law to register as securities dealers. If you buy or sell shares through your securities dealer, you may be charged a transaction processing fee by your securities dealer. Your securities dealer will provide you with specific information about any transaction processing fees you will be charged.

For investors outside the U.S., the offering of Fund shares may be limited in many jurisdictions. An investor who wishes to buy shares of a Fund should determine, or have a broker-dealer determine, the applicable laws and regulations of the relevant jurisdiction. Investors are responsible for compliance with tax, currency exchange or other regulations applicable to redemption and purchase transactions in any jurisdiction to which they may be subject. Investors should consult appropriate tax and legal advisors to obtain information on the rules applicable to these transactions.

All checks, drafts, wires and other payment mediums used to buy or sell shares of the Funds must be denominated in U.S. dollars. We may, in our sole discretion, either (a) reject any order to buy or sell shares denominated in any other currency or (b) honor the transaction or make adjustments to your account for the transaction as of a date and with a foreign currency exchange factor determined by the drawee bank. We may deduct any applicable banking charges imposed by the bank from your account.

When you buy shares, if you submit a check or a draft that is returned unpaid to the Fund we may impose a $10 charge against your account for each returned item.

If you buy shares through the reinvestment of dividends, the shares will be purchased at the net asset value determined on the business day following the dividend record date (sometimes known as the "ex-dividend date"). The processing date for the reinvestment of dividends may vary and does not affect the amount or value of the shares acquired.

Investment by asset allocators Each Fund permits investment in the Fund by certain asset allocators (Asset Allocators) who represent underlying clients that have granted a power of attorney to the Asset Allocators to invest on their behalf. The Asset Allocators typically make asset allocation decisions across similarly situated underlying accounts that are invested in a Fund. As a result of adjustments in such asset allocation decisions, a Fund may experience relatively large purchases and redemptions when the Asset Allocators implement their asset allocation adjustment decisions. Each Fund, based on monitoring of the trading activity of such Asset Allocator accounts, reserves the right to treat such Asset Allocators as market timers. In such circumstances, each Fund may restrict or reject trading activity by Asset Allocators if, in the judgment of the Fund's manager or transfer agent, such trading may interfere with the efficient management of the Fund's portfolio, may materially increase the Fund's transaction costs or taxes, or may otherwise be detrimental to the interests of the Fund and its shareholders. Neither a Fund, nor its investment manager nor any other affiliated party receives any compensation or other consideration in return for permitting Fund investments by Asset Allocators.

Initial sales charges The maximum initial sales charge is 5.75% for Class A. There is no initial sales charge for Class C, Class R and Advisor Class.

The initial sales charge for Class A shares may be reduced for certain large purchases, as described in the prospectus. We offer several ways for you to combine your purchases in Franklin Templeton funds to take advantage of the lower sales charges for large purchases.

Letter of intent (LOI). You may buy Class A shares at a reduced sales charge by completing the LOI section of your account application. An LOI is a commitment by you to invest a specified dollar amount during a 13-month period. The amount you agree to invest determines the sales charge you pay. By completing the LOI section of the application, you acknowledge and agree to the following:

o You authorize Distributors to reserve approximately 5% of your total intended purchase in Class A shares registered in your name until you fulfill your LOI. Your periodic statements will include the reserved shares in the total shares you own, and we will pay or reinvest dividend and capital gain distributions on the reserved shares according to the distribution option you have chosen.

o You give Distributors a security interest in the reserved shares and appoint Distributors as attorney-in-fact.

o Distributors may sell any or all of the reserved shares to cover any additional sales charge if you do not fulfill the terms of the LOI.

o Although you may exchange your shares, you may not sell reserved shares until you complete the LOI or pay the higher sales charge.

After you file your LOI with the Fund, you may buy Class A shares at the sales charge applicable to the amount specified in your LOI. Sales charge reductions based on purchases in more than one Franklin Templeton fund will be effective only after notification to Distributors that the investment qualifies for a discount. If you file your LOI with the Fund before a change in the Fund's sales charge, you may complete the LOI at the lower of the new sales charge or the sales charge in effect when the LOI was filed.

Your holdings in Franklin Templeton funds acquired before you filed your LOI will be counted towards the completion of the LOI. Any redemptions you make during the 13 month period, except in the case of certain retirement plans, will be subtracted from the amount of the purchases for purposes of determining whether the terms of the LOI have been completed.

If the terms of your LOI are met, the reserved shares will be deposited to an account in your name or delivered to you or as you direct.

If the amount of your total purchases, less redemptions, is less than the amount specified in your LOI, the sales charge will be adjusted upward, depending on the actual amount purchased (less redemptions) during the period. You will need to send Distributors an amount equal to the difference in the actual dollar amount of sales charge paid and the amount of sales charge that would have applied to the total purchases if the total of the purchases had been made at one time. Upon payment of this amount, the reserved shares held for your account will be deposited to an account in your name or delivered to you or as you direct. If within 20 days after written request the difference in sales charge is not paid, we will redeem an appropriate number of reserved shares to realize the difference. If you redeem the total amount in your account before you fulfill your LOI, we will deduct the additional sales charge due from the sale proceeds and forward the balance to you.

For LOIs filed on behalf of certain retirement plans, the level and any reduction in sales charge for these plans will be based on actual plan participation and the projected investments in Franklin Templeton funds under the LOI. These plans are not subject to the requirement to reserve 5% of the total intended purchase or to the policy on upward adjustments in sales charges described above, or to any penalty as a result of the early termination of a plan.

Waivers for investments from certain payments. Class A shares may be purchased without an initial sales charge or contingent deferred sales charge (CDSC) by investors who reinvest within 90 days:

o Dividend and capital gain distributions from any Franklin Templeton fund. The distributions generally must be reinvested in the same share class. Certain exceptions apply, however, to Class C shareholders who chose to reinvest their distributions in Class A shares of the Fund before November 17, 1997, and to Advisor Class or Class Z shareholders of a Franklin Templeton fund who may reinvest their distributions in the Fund's Class A shares.

o Annuity payments received under either an annuity option or from death benefit proceeds, if the annuity contract offers as an investment option the Franklin Templeton Variable Insurance Products Trust. You should contact your tax advisor for information on any tax consequences that may apply.

o Redemption proceeds from the sale of Class A shares of any of the Franklin Templeton Investment Funds if you are a qualified investor.

o If you paid a CDSC when you redeemed your Class A shares from a Franklin Templeton Investment Fund, a new CDSC will apply to your purchase of Fund shares and the CDSC holding period will begin again. We will, however, credit your Fund account with additional shares based on the CDSC you previously paid and the amount of the redemption proceeds that you reinvest.

o If you immediately placed your redemption proceeds in a Franklin Templeton money fund, you may reinvest them as described above. The proceeds must be reinvested within 90 days from the date they are redeemed from the money fund.

Waivers for certain investors. The following investors or investments may qualify to buy Class A shares without an initial sales charge or CDSC due to anticipated economies in sales efforts and expenses, including:

o Governments, municipalities, and tax-exempt entities that meet the requirements for qualification under section 501 of the Internal Revenue Code. Please consult your legal and investment advisors to determine if an investment in the Fund is permissible and suitable for you.

o Registered securities dealers and their affiliates, for their investment accounts only

o Current employees of securities dealers and their affiliates and their family members, as allowed by the internal policies of their employer

o Current and former officers, trustees, directors, full-time employees (and their family members) of both Franklin Templeton Investments and Franklin Templeton funds, consistent with our then-current policies

o Current partners of law firms that currently provide legal counsel to the funds, Resources or its affiliates

o  Assets held in accounts managed by a subsidiary of Franklin Resources, Inc.:
   (1) under an advisory agreement (including sub-advisory agreements); and/or
   (2) as Trustee of an inter vivos or testamentary trust

o Certain unit investment trusts and their holders reinvesting distributions from the trusts

o  Any trust or plan established as part of a qualified tuition program under
   Section 529 of the Internal Revenue Code, as amended

o  Group annuity separate accounts offered to retirement plans

o Chilean retirement plans that meet the requirements described under "Retirement plans" below

o Assets held in accounts managed by a state or federally regulated trust company or bank (Trust Company) either as discretionary trustee of an inter vivos or testamentary trust or as manager under an advisory agreement (including sub-advisory) or other agreement that grants the Trust Company investment discretion over those assets (Trust Company Managed Assets) if (i) the aggregate value of Trust Company Managed Assets invested in Franklin Templeton funds at the time of purchase equals at least $1 million; and (ii) the purchased shares are registered directly to the Trust Company in its corporate capacity (not as trustee of an individual trust) and held solely as Trust Company Managed Assets

o Shares acquired by a financial intermediary that the intermediary holds, directly or indirectly, on behalf of a beneficial owner who has entered into a comprehensive fee or other advisory fee arrangement with any broker-dealer, trust company or registered investment advisor (RIA), whether or not affiliated with the financial intermediary, provided the financial intermediary has entered into an agreement with Distributors authorizing the sale of Fund shares

Class C shares may be purchased without limit or CDSC by the Franklin Templeton Charitable Giving Fund.

Retirement plans. Class A shares at NAV are available for:

o Employer Sponsored Retirement Plans with assets of $1 million or more; or
o Investors who open an IRA with proceeds rolled over directly from an Employer Sponsored Retirement Plan (the Plan) if the IRA is a "Common Platform IRA." An IRA is a Common Platform IRA if (i) the IRA custodian or recordkeeper, or one of its affiliates, is the recordkeeper for the Plan at the time the IRA is opened; and (ii) current agreements with the Fund, or its agent, make Franklin Templeton fund shares available to both the Plan and the IRA investor; or
o Investors who open an IRA as a spousal rollover or a QDRO if opened with proceeds from a DCS plan and/or a plan for which FTB&T was trustee.

A "Qualified Retirement Plan" is an employer sponsored pension or profit sharing plan that qualifies under section 401(a) of the Internal Revenue Code, including 401(k), money purchase pension, profit sharing and defined benefit plans.

An "Employer Sponsored Retirement Plan" is a Qualified Retirement Plan, ERISA covered 403(b) and certain non-qualified deferred compensation arrangements that operate in a similar manner to a Qualified Retirement Plan, such as 457 plans and executive deferred compensation arrangements, but not including employer sponsored IRAs.

A "DCS Plan" is an Employer Sponsored Retirement Plan that (i) has contracted for current participant level recordkeeping with the Defined Contribution Services (DCS) division of Franklin Templeton Investor Services; or (ii) is receiving current DCS services by contracting with the entity identified in DCS promotional material for participant level recordkeeping related to those DCS services.

Sales in Taiwan. Under agreements with certain banks in Taiwan, Republic of China, each Fund's shares are available to these banks' trust accounts without a sales charge. The banks may charge service fees to their customers who participate in the trusts. A portion of these service fees may be paid to Distributors or one of its affiliates to help defray expenses of maintaining a service office in Taiwan, including expenses related to local literature fulfillment and communication facilities.

Each Fund's Class A shares may be offered to investors in Taiwan through securities advisory firms known locally as Securities Investment Consulting Enterprises. In conformity with local business practices in Taiwan, Class A shares may be offered with the following schedule of sales charges:

Size of Purchase - U.S. Dollars                       Sales Charge (%)
--------------------------------------------------------------------------------
Under $30,000                                         3.0
$30,000 but less than $50,000                         2.5
$50,000 but less than $100,000                        2.0
$100,000 but less than $200,000                       1.5
$200,000 but less than $400,000                       1.0
$400,000 or more                                      0

Dealer compensation Securities dealers may at times receive the entire sales charge. A securities dealer who receives 90% or more of the sales charge may be deemed an underwriter under the Securities Act of 1933, as amended. Financial institutions or their affiliated brokers may receive an agency transaction fee in the percentages indicated in the dealer compensation table in the Funds' prospectus.

Distributors may pay the following commissions, out of its own resources, to securities dealers who initiate and are responsible for purchases of Class A shares of $1 million or more: 1% on sales of $1 million or more but less than $4 million, plus 0.50% on sales of $4 million or more but less than $50 million, plus 0.25% on sales of $50 million or more.

In addition to the sales charge payments described above and the distribution and service (12b-1) fees described below under "The Underwriter - Distribution and service (12b-1) fees," Distributors and/or its non-fund affiliates may make the following additional payments out of their own assets to securities dealers that sell shares of Franklin Templeton funds:

Marketing support payments. Distributors may make payments to certain dealers who are holders or dealers of record for accounts in one or more of the Franklin Templeton funds. A dealer's marketing support services may include business planning assistance, advertising, educating dealer personnel about the Franklin Templeton funds and shareholder financial planning needs, placement on the dealer's list of offered funds, and access to sales meetings, sales representatives and management representatives of the dealer. Distributors compensates dealers differently depending upon, among other factors, sales and assets levels, redemption rates and the level and/or type of marketing and educational activities provided by the dealer. Such compensation may include financial assistance to dealers that enable Distributors to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client and investor events and other dealer-sponsored events. These payments may vary depending upon the nature of the event. Distributors will, on an annual basis, determine whether to continue such payments.

In the case of any one dealer, marketing support payments will not exceed the sum of 0.10% of that dealer's current year's total sales of Franklin Templeton mutual funds and 0.05% (or 0.03%) of the total assets respectively, of equity or fixed income funds attributable to that dealer, on an annual basis.

As noted below, Distributors may make additional payments to dealers, including dealers not listed below, related to ticket charges and various dealer-sponsored events intended to educate financial advisers and their clients about the Franklin Templeton funds. The following is a list of NASD member broker-dealers (including their respective affiliates) receiving marketing support payments as of March 31, 2007:

Advantage Capital Corporation, AG Edwards & Sons, Inc., AIG Financial Advisors, Inc., American General Securities, Inc., American Portfolios Financial Services, Inc., Ameriprise Financial Services, Inc., Associated Securities Corp., AXA Advisors, LLC, Cadaret Grant & Co., Inc., Cambridge Investment Research Inc., CCO Investment Services Corp., Chase Investment Services Corp., Citicorp Investment Services, Comerica Securities, Inc., Commerce Brokerage Services, Inc., Compass Brokerage, Inc., CUNA Brokerage Services, Inc., CUSO Financial Services, L.P., Edward Jones, Fidelity Investments Institutional Services Company, Inc., Fifth Third Securities, Inc., Financial Network Investment Corporation, FSC Securities Corporation, First Command Financial Planning, Inc., Genworth Financial Securities Corp., J.J.B. Hilliard, W.L. Lyons, Inc., IFC Holdings Inc. D/B/A INVEST Financial Corporation, ING Financial Partners, Inc., Investacorp, Inc., Investment Centers of America, Inc., Jefferson Pilot Securities Corporation, Legend Equities Corporation, Lincoln Financial Advisors Corp., Lincoln Investment Planning, Inc., Linsco/Private Ledger Corp., M&T Securities Inc., Merrill Lynch, Pierce, Fenner & Smith, Inc., Morgan Keegan & Company, Inc., Morgan Stanley DW Inc., Multi-Financial Securities Corporation, Mutual Service Corporation, NatCity Investments, Inc., National Planning Corporation, PFS Investments, Inc., PrimeVest Financial Services, Inc., Raymond James & Associates, Inc., Raymond James Financial Services, Inc., RBC Dain Rauscher, Inc., Richard D. Schubert, Inc., Robert W. Baird & Co., Inc., Royal Alliance Associates, Inc., Securities America, Inc., Signator Investors, Inc., SII Investments, Inc., Smith Barney, SunTrust Investment Services, Inc., TFS Securities, Inc., The Investment Center, Inc., UBS Financial Services, Inc., UBS Global Asset Management (US) Inc., UnionBanc Investment Services, LLC, United Planners Financial Services, U.S. Bancorp Investments, Inc., Vanderbilt Securities, LLC, Wachovia Securities, LLC, Waterstone Financial Group, Inc., Wells Fargo Investments, LLC, WM Financial Services, Inc.

Marketing support payments made to organizations located outside the U.S., with respect to investments in the Fund by non-U.S. persons, may exceed the above-stated limitation.

Transaction support payments. The types of payments that Distributors may make under this category include, among others, payment of ticket charges of up to $20 per purchase or exchange order placed by a dealer or one time payments for ancillary services such as setting up funds on a dealer's mutual fund trading system.

Other payments. From time to time, Distributors, at its expense, may make additional payments to dealers that sell or arrange for the sale of shares of the Funds. Such compensation may include financial assistance to dealers that enable Distributors to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client and investor events, co-operative advertising, newsletters, and other dealer-sponsored events. These payments may vary depending upon the nature of the event, and can include travel expenses, such as lodging incurred by registered representatives and other employees in connection with training and educational meetings, client prospecting and due diligence trips.

Distributors routinely sponsors due diligence meetings for registered representatives during which they receive updates on various Franklin Templeton funds and are afforded the opportunity to speak with portfolio managers. Invitation to these meetings is not conditioned on selling a specific number of shares. Those who have shown an interest in Franklin Templeton funds, however, are more likely to be considered. To the extent permitted by their firm's policies and procedures, registered representatives' expenses in attending these meetings may be covered by Distributors.

Other compensation may be offered to the extent not prohibited by federal or state laws or any self-regulatory agency, such as the NASD. Distributors makes payments for events it deems appropriate, subject to Distributors' guidelines and applicable law.

You should ask your dealer for information about any payments it receives from Distributors and any services provided.

Contingent deferred sales charge (CDSC)- Class A, B and C If you invest any amount in Class C shares or $1 million or more in Class A shares, either as a lump sum or through our cumulative quantity discount or letter of intent programs, a CDSC may apply on any Class A shares you sell within 18 months and any Class C shares you sell within 12 months of purchase. The CDSC is 1% of the value of the shares sold or the net asset value at the time of purchase, whichever is less.

For Class B shares, there is a CDSC if you sell your shares within six years, as described in the table below. The charge is based on the value of the shares sold or the net asset value at the time of purchase, whichever is less.

if you sell your Class B shares within                  this % is deducted from
this many years after buying them                       your proceeds as a CDSC
--------------------------------------------------------------------------------
1 Year                                                           4
2 Years                                                          4
3 Years                                                          3
4 Years                                                          3
5 Years                                                          2
6 Years                                                          1
7 Years                                                          0

CDSC waivers. The CDSC for any share class generally will be waived for:

o Assets held in accounts managed by a state or federally regulated trust company or bank (Trust Company) either as discretionary trustee of an inter vivos or testamentary trust or as manager under an advisory agreement (including sub-advisory) or other agreement that grants the Trust Company investment discretion over those assets (Trust Company Managed Assets) if (i) the aggregate value of Trust Company Managed Assets invested in Franklin Templeton funds at the time of purchase equals at least $1 million; and (ii) the purchased shares are registered directly to the Trust Company in its corporate capacity (not as trustee of an individual trust) and held solely as Trust Company Managed Assets.

o  Account fees

o Sales of Class A shares purchased without an initial sales charge by certain retirement plan accounts if (i) the account was opened before May 1, 1997, or
   (ii) the securities dealer of record received a payment from Distributors of 0.25% or less, or (iii) the securities dealer of record has entered into a supplemental agreement with Distributors

o Redemptions by the Funds when an account falls below the minimum required account size

o  Redemptions following the death of the shareholder or beneficial owner

o  Redemptions through a systematic withdrawal plan set up before February
   1, 1995

o Redemptions through a systematic withdrawal plan set up on or after February 1, 1995, up to 1% monthly, 3% quarterly, 6% semiannually or 12% annually of your account's net asset value depending on the frequency of your plan

o  Redemptions by Employer Sponsored Retirement Plans (not applicable to
   Class B)

o Distributions from individual retirement accounts (IRAs) due to death or disability or upon periodic distributions based on life expectancy or returns of excess contributions and earnings (for Class B, this applies to all retirement plan accounts, not only IRAs)

o  Any trust or plan established as part of a qualified tuition program under
   Section 529 of the Internal Revenue Code of 1986, as amended

Exchange privilege If you request the exchange of the total value of your account, declared but unpaid income dividends and capital gain distributions will be reinvested in the Fund and exchanged into the new fund at net asset value when paid. Backup withholding and information reporting may apply.

If a substantial number of shareholders should, within a short period, sell their Fund shares under the exchange privilege, the Fund might have to sell portfolio securities it might otherwise hold and incur the additional costs related to such transactions. On the other hand, increased use of the exchange privilege may result in periodic large inflows of money. If this occurs, it is each Fund's general policy to initially invest this money in short-term, interest-bearing money market instruments, unless it is believed that attractive investment opportunities consistent with the Funds' investment goals exist immediately. This money will then be withdrawn from the short-term, interest-bearing money market instruments and invested in portfolio securities in as orderly a manner as is possible when attractive investment opportunities arise.

The proceeds from the sale of shares of an investment company generally are not available until the seventh day following the sale. The funds you are seeking to exchange into may delay issuing shares pursuant to an exchange until that seventh day. The sale of Fund shares to complete an exchange will be effected at net asset value at the close of business on the day the request for exchange is received in proper form.

Systematic withdrawal plan Our systematic withdrawal plan allows you to sell your shares and receive regular payments from your account on a monthly, quarterly, semiannual or annual basis. The value of your account must be at least $5,000 and the minimum payment amount for each withdrawal must be at least $50. For retirement plans subject to mandatory distribution requirements, the $50 minimum will not apply. There are no service charges for establishing or maintaining a systematic withdrawal plan.

Each month in which a payment is scheduled, we will redeem an equivalent amount of shares in your account on the day of the month you have indicated on your account application or, if no day is indicated, on the 20th day of the month. If that day falls on a weekend or holiday, we will process the redemption on the next business day. For plans set up before June 1, 2000, we will continue to process redemptions on the 25th day of the month (or the next business day) unless you instruct us to change the processing date. Available processing dates currently are the 1st, 5th, 10th, 15th, 20th and 25th days of the month. When you sell your shares under a systematic withdrawal plan, it is a taxable transaction.

To avoid paying sales charges on money you plan to withdraw within a short period of time, you may not want to set up a systematic withdrawal plan if you plan to buy shares on a regular basis. Shares sold under the plan also may be subject to a CDSC.

Redeeming shares through a systematic withdrawal plan may reduce or exhaust the shares in your account if payments exceed distributions received from the Fund. This is especially likely to occur if there is a market decline. If a withdrawal amount exceeds the value of your account, your account will be closed and the remaining balance in your account will be sent to you. Because the amount withdrawn under the plan may be more than your actual yield or income, part of the payment may be a return of your investment.

To discontinue a systematic withdrawal plan, change the amount and schedule of withdrawal payments, or suspend one payment, we must receive instructions from you at least three business days before a scheduled payment. The Funds may discontinue a systematic withdrawal plan by notifying you in writing and will discontinue a systematic withdrawal plan automatically if all shares in your account are withdrawn, if the Fund receives notification of the shareholder's death or incapacity, or if mail is returned to the Fund marked "unable to forward" by the postal service.

Redemptions in kind Each Fund has committed itself to pay in cash (by check) all requests for redemption by any shareholder of record, limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of the 90-day period. This commitment is irrevocable without the prior approval of the SEC. In the case of redemption requests in excess of these amounts, the board reserves the right to make payments in whole or in part in securities or other assets of the Fund, in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of the Fund. In these circumstances, the securities distributed would be valued at the price used to compute the Fund's net assets and you may incur brokerage fees in converting the securities to cash. The Funds do not intend to redeem illiquid securities in kind. If this happens, however, you may not be able to recover your investment in a timely manner.

Share certificates We will credit your shares to your Fund account. We do not issue share certificates unless you specifically request them. This eliminates the costly problem of replacing lost, stolen or destroyed certificates. If a certificate is lost, stolen or destroyed, you may have to pay an insurance premium of up to 2% of the value of the certificate to replace it.

Any outstanding share certificates must be returned to the Fund if you want to sell or exchange those shares or if you would like to start a systematic withdrawal plan. The certificates should be properly endorsed. You can do this either by signing the back of the certificate or by completing a share assignment form. For your protection, you may prefer to complete a share assignment form and to send the certificate and assignment form in separate envelopes.

General information If dividend checks are returned to a Fund marked "unable to forward" by the postal service, we will consider this a request by you to change your dividend option to reinvest all distributions. The proceeds will be reinvested in additional shares at net asset value until we receive new instructions.

Distribution or redemption checks sent to you do not earn interest or any other income during the time the checks remain uncashed. Neither the Funds nor their affiliates will be liable for any loss caused by your failure to cash such checks. The Funds are not responsible for tracking down uncashed checks, unless a check is returned as undeliverable.

In most cases, if mail is returned as undeliverable we are required to take certain steps to try to find you free of charge. If these attempts are unsuccessful, however, we may deduct the costs of any additional efforts to find you from your account. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for its location services.

Sending redemption proceeds by wire or electronic funds transfer (ACH) is a special service that we make available whenever possible. By offering this service to you, the Funds are not bound to meet any redemption request in less than the seven-day period prescribed by law. Neither the Funds nor their agents shall be liable to you or any other person if, for any reason, a redemption request by wire or ACH is not processed as described in the prospectus.

There are special procedures for banks and other institutions that wish to open multiple accounts. An institution may open a single master account by filing one application form with a Fund, signed by personnel authorized to act for the institution. Individual sub-accounts may be opened when the master account is opened by listing them on the application, or by providing instructions to the Funds at a later date. These sub-accounts may be registered either by name or number. The Funds' investment minimums apply to each sub-account. The Funds will send confirmation and account statements for the sub-accounts to the institution.

If you buy or sell shares through your securities dealer, we use the net asset value next calculated after your securities dealer receives your request, which is promptly transmitted to the Funds. If you sell shares through your securities dealer, it is your dealer's responsibility to transmit the order to the Funds in a timely fashion. Your redemption proceeds will not earn interest between the time we receive the order from your dealer and the time we receive any required documents. Any loss to you resulting from your dealer's failure to transmit your redemption order to a Fund in a timely fashion must be settled between you and your securities dealer.

Certain shareholder servicing agents may be authorized to accept your transaction request.

For institutional and bank trust accounts, there may be additional methods of buying or selling Fund shares than those described in this SAI or in the prospectus. Institutional and bank trust accounts include accounts opened by or in the name of a person (includes a legal entity or an individual) that has signed an Institutional Account Application or Bank Trust Account Application accepted by Franklin Templeton Institutional, LLC or entered into a selling agreement and/or servicing agreement with Distributors or Investor Services. For example, each Fund permits the owner of an institutional account to make a same day wire purchase if a good order purchase request is received (a) before the close of the New York Stock Exchange (NYSE) or (b) through the National Securities Clearing Corporation's automated system for processing purchase orders (Fund/SERV), even though funds are delivered by wire after the close of the NYSE. If funds to be wired are not received as scheduled, the purchase order may be cancelled or reversed and the institutional account owner could be liable for any losses or fees the Fund, Distributors and/or Investor Services may incur.

In the event of disputes involving conflicting claims of ownership or authority to control your shares, each Fund has the right (but has no obligation) to: (i) restrict the shares and require the written agreement of all persons deemed by the Fund to have a potential interest in the shares before executing instructions regarding the shares; or (ii) interplead disputed shares or the proceeds from the court-ordered sale thereof with a court of competent jurisdiction.

Should a Fund be required to defend against joint or multiple shareholders in any action relating to an ownership dispute, you expressly grant the Fund the right to obtain reimbursement for costs and expenses including, but not limited to, attorneys' fees and court costs, by unilaterally redeeming shares from your account.

The Funds may be required (i) pursuant to a validly issued levy, to turn your shares over to a levying officer who may, in turn, sell your shares at a public sale; or (ii) pursuant to a final order of forfeiture to sell your shares and remit the proceeds to the U.S. or state government as directed.

Clients of financial advisors whose firms have a Selling Agreement with Franklin Templeton Distributors, Inc., and who are eligible for the Financial Advisor Service Team (FAST) may be eligible for Franklin Templeton VIP ServicesTM which offers enhanced service and transaction capabilities. Please contact Shareholder Services at 1-800/632-2301 for additional information on this program.


The Underwriter
-------------------------------------------------------------------------------

Franklin Templeton Distributors, Inc. (Distributors) acts as the principal underwriter in the continuous public offering of each Fund's shares. Distributors is located at One Franklin Parkway, San Mateo, CA 94403-1906.

Distributors pays the expenses of the distribution of Fund shares, including advertising expenses and the costs of printing sales material and prospectuses used to offer shares to the public. Each Fund pays the expenses of preparing and printing amendments to its registration statements and prospectuses (other than those necessitated by the activities of Distributors) and of sending prospectuses to existing shareholders.

Distributors does not receive compensation from the Funds for acting as underwriter of the Funds' Advisor Class shares.

The table below shows the aggregate underwriting commissions Distributors received in connection with the offering of the Funds' Class A, B, C and R shares, the net underwriting discounts and commissions Distributors retained after allowances to dealers, and the amounts Distributors received in connection with redemptions or repurchases of shares for the last three fiscal years ended April 30:

                                                                    Amount
                                                                    Received in
                                                                    Connection
                                                                    with
                                  Total             Amount          Redemptions
                                  Commissions       Retained by     and
                                  Received          Distributors    Repurchases
                                   ($)                ($)            ($)
--------------------------------------------------------------------------------
2007
Aggressive Fund                     375,018          55,519         28,869
Flex Cap Fund                      5,156,565        847,300        191,891
Small Cap Fund II                   213,086          18,165         95,751
Small-Mid Cap Fund                 2,289,015        355,497         98,619

2006
Aggressive Fund                      430,149          61,866        39,329
Flex Cap Fund                      8,374,723       1,364,718       291,116
Small Cap Fund II                    376,961          28,246       194,317
Small-Mid Cap Fund                 3,008,197         463,149       112,294

2005
Aggressive Fund                      307,502          37,691        57,272
Flex Cap Fund                      4,324,137         643,241       321,267
Small Cap Fund II                    469,747          29,666       265,735
Small-Mid Cap Fund                 2,682,325         393,608        99,918

Distributors may be entitled to payments from the Funds under the Rule 12b-1 plans, as discussed below. Except as noted, Distributors received no other compensation from the Funds for acting as underwriter.

Distribution and service (12b-1) fees - Class A, B, C and R The board has adopted a separate plan pursuant to Rule 12b-1 for each class. Although the plans differ in some ways for each class, each plan is designed to benefit a Fund and its shareholders. The plans are expected to, among other things, increase advertising of the Fund, encourage purchases of Fund shares and service to its shareholders, and increase or maintain assets of the Fund so that certain fixed expenses may be spread over a broader asset base, with a positive impact on per share expense ratios. In addition, a positive cash flow into the Fund is useful in managing the Fund because the manager has more flexibility in taking advantage of new investment opportunities and handling shareholder redemptions.

Under each plan, a Fund pays Distributors or others for the expenses of activities that are primarily intended to sell shares of the class. These expenses also may include service fees paid to securities dealers or others who have executed a servicing agreement with the Fund, Distributors or its affiliates and who provide service or account maintenance to shareholders (service fees); and the expenses of printing prospectuses and reports used for sales purposes, and of preparing and distributing sales literature and advertisements. Together, these expenses, including the service fees, are "eligible expenses." The 12b-1 fees charged to each class are based only on the fees attributable to that particular class. Because the Small Cap Fund II is currently closed to new investors, the amounts paid by the Small Cap Fund II under its plans are primarily to pay for ongoing shareholder servicing. Because Class B is currently closed to new investors, the amounts paid by each Fund under its plan are primarily to pay for ongoing shareholder servicing and to pay third party financing entities.

For the Small-Mid Cap Fund, beginning at the time of purchase, Distributors may pay the full 12b-1 fee to qualified financial advisor firms for shares purchased by the Franklin Templeton Charitable Giving Fund.

The Class A plan. The Flex Cap Fund and Small-Mid Cap Fund may pay up to 0.25% per year of Class A's average daily net assets. The Aggressive Fund and Small Cap Fund II may pay up to 0.35% per year of Class A's average daily net assets. Of this amount, the Aggressive Fund and Small Cap Fund II may pay up to 0.35% to Distributors or others, out of which Distributors generally will retain 0.10% for distribution.

The Class A plan for Aggressive Fund, Flex Cap Fund and Small-Mid Cap Fund is a reimbursement plan. It allows the Fund to reimburse Distributors for eligible expenses that Distributors has shown it has incurred. Each Fund will not reimburse more than the maximum amount allowed under the plan.

The Class A plan for Small Cap Fund II is a compensation plan. It allows the Fund to pay a fee to Distributors that may be more than the eligible expenses Distributors has incurred at the time of the payment. Distributors must, however, demonstrate to the board that it has spent or has near-term plans to spend the amount received on eligible expenses. The Fund will not pay more than the maximum amount allowed under the plan.

For the fiscal year ended April 30, 2007, the amounts paid by the Funds pursuant to the plans were:

                                                                    Small
                             Aggressive    Flex Cap      Cap Fund   Small-Mid
                                Fund         Fund           II      Cap Fund
                                ($)           ($)           ($)      ($)
-----------------------------------------------------------------------------
Advertising                  6,032        39,726             -       86,174
Printing and mailing
 prospectuses other than
to current shareholders      2,423         7,589             -        3,021
Payments to underwriters     8,368        67,426             -      133,827
Payments to broker-dealers 290,846     4,801,750     1,393,613   14,043,210
Other                            -             -             -            -
                          --------------------------------------------------
Total                      307,669     4,916,491     1,393,613   14,266,232
                          --------------------------------------------------


The Class B, C and R plans. Each Fund pays Distributors up to 1% per year of the Class B and C's average daily net assets, out of which 0.25% may be paid for services to the shareholders (service fees). For Class R shares, each Fund pays Distributors up to 0.50% per year of the class's average daily net assets. The Class B, C and R plans also may be used to pay Distributors for advancing commissions to securities dealers with respect to the initial sale of Class B, C and R shares. Class B plan fees payable to Distributors are used by Distributors to pay for ongoing shareholder servicing and to pay third party financing entities that have provided financing to Distributors in connection with advancing commissions to securities dealers. Resources owns a minority interest in one of the third party financing entities.

The Class B, C and R plans are compensation plans. They allow each Fund to pay a fee to Distributors that may be more than the eligible expenses Distributors has incurred at the time of the payment. Distributors must, however, demonstrate to the board that it has spent or has near-term plans to spend the amount received on eligible expenses. The Fund will not pay more than the maximum amount allowed under the plans.

Under the Class B plans, the amounts paid by the Funds pursuant to the plans for the fiscal year ended April 30, 2007, were:

                                                                      Small- Mid
                                 Aggressive     Flex Cap  Small Cap     Cap
                                    Fund          Fund     Fund II     Fund
                                    ($)           ($)        ($)        ($)
------------------------------------------------------------------------------
Advertising                               -            -          -         -
Printing and mailing prospectuses
  other than to current shareholders      -            -          -         -
Payments to underwriters                  -            -          -         -
Payments to broker-dealers           40,184      311,655    228,455    80,787
Other                               125,889      948,529    693,170   244,827
                                    ------------------------------------------
Total                               166,073    1,260,184    921,625   325,614
                                    ------------------------------------------


Under the Class C plans, the amounts paid by the Funds pursuant to the plans for the fiscal year ended April 30, 2007, were:

                                                                    Small
                            Aggressive    Flex Cap      Cap Fund    Small-Mid
                               Fund         Fund           II       Cap Fund
                               ($)           ($)           ($)        ($)
-------------------------------------------------------------------------------
Advertising                  1,675        15,390             -        27,512
Printing and mailing
 prospectuses other than
 to current shareholders       662         2,951             -           963
Payments to underwriters     1,621        17,164             -        11,936
Payments to broker-dealers 283,984     3,558,297     1,326,186     6,422,736
Other                            -             -             -             -
                          ---------------------------------------------------
Total                      287,942     3,593,802     1,326,186     6,463,147
                          ---------------------------------------------------


Under the Class R plans, the amounts paid by the Funds pursuant to the plans for the fiscal year ended April 30, 2007, were:

                                                                       Small
                             Aggressive    Flex Cap      Cap Fund      Small-Mid
                                Fund         Fund           II         Cap Fund
                                ($)           ($)           ($)           ($)
------------------------------------------------------------------------------
Advertising                     234         2,153             -         1,152
Printing and mailing
 prospectuses other than
 to current shareholders         85           416             -            41
Payments to underwriters      1,123         4,217             -         6,250
Payments to broker-dealers   30,145       409,432        29,003       534,603
Other                             -             -             -             -
                            --------------------------------------------------
Total                        31,587       416,218        29,003       542,046
                            --------------------------------------------------


The Class A, B, C and R plans. In addition to the payments that Distributors or others are entitled to under each plan, each plan also provides that to the extent a Fund, the manager or Distributors or other parties on behalf of the Fund, the manager or Distributors make payments that are deemed to be for the financing of any activity primarily intended to result in the sale of Fund shares within the context of Rule 12b-1 under the Investment Company Act of 1940, as amended, then such payments shall be deemed to have been made pursuant to the plan.

To the extent fees are for distribution or marketing functions, as distinguished from administrative servicing or agency transactions, certain banks may not participate in the plans because of applicable federal law prohibiting certain banks from engaging in the distribution of mutual fund shares. These banks, however, are allowed to receive fees under the plans for administrative servicing or for agency transactions.

Distributors must provide written reports to the board at least quarterly on the amounts and purpose of any payment made under the plans and any related agreements, and furnish the board with such other information as the board may reasonably request to enable it to make an informed determination of whether the plans should be continued.

Each plan has been approved according to the provisions of Rule 12b-1. The terms and provisions of each plan also are consistent with Rule 12b-1.

Performance
-------------------------------------------------------------------------------

Performance quotations are subject to SEC rules. These rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by a Fund be accompanied by certain standardized performance information computed as required by the SEC. Average annual total return before taxes, average annual total return after taxes on distributions and average annual total return after taxes on distributions and sale of shares quotations used by the Funds are based on the standardized methods of computing performance mandated by the SEC. An explanation of these and other methods used by the Funds to compute or express performance follows. Regardless of the method used, past performance does not guarantee future results, and is an indication of the return to shareholders only for the limited historical period used.

Average annual total return before taxes Average annual total return before taxes is determined by finding the average annual rates of return over certain periods that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes that the maximum initial sales charge, if applicable, is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.

When considering the average annual total return before taxes quotations for Class A shares, you should keep in mind that the maximum initial sales charge reflected in each quotation is a one time fee charged on all direct purchases, which will have its greatest impact during the early stages of your investment. This charge will affect actual performance less the longer you retain your investment in a Fund.

The following SEC formula is used to calculate these figures:

                                       n
                                 P(1+T) = ERV

where:

P    =     a hypothetical initial payment of $1,000
T    =     average annual total return
n    =     number of years
ERV  =     ending redeemable value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period

Average annual total return after taxes on distributions Average annual total return after taxes on distributions is determined by finding the average annual rates of return over certain periods that would equate an initial hypothetical $1,000 investment to its ending redeemable value, after taxes on distributions. The calculation assumes that the maximum initial sales charge, if applicable, is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions, less the taxes due on such distributions, are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees, but assumes that the redemption itself had no tax consequences. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.

Taxes due on distributions are calculated by applying the highest individual marginal federal income tax rates in effect on the reinvestment date, using the rates that correspond to the tax character of each component of the distributions (e.g., the ordinary income rate for distributions of ordinary income and net short-term capital gains, and the long-term capital gain rate for distributions of net long-term capital gains). The taxable amount and tax character of a distribution may be adjusted to reflect any recharacterization of the distribution since its original date. Distributions are adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date; for example, no taxes are assumed to be due on the portion of any distribution that would not result in federal income tax on an individual (e.g., tax-exempt interest or non-taxable returns of capital). The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. Any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes) are disregarded, as are the effects of phaseouts of certain exemptions, deductions, and credits at various income levels, and the impact of the federal alternative minimum tax. Any redemptions of shares required to pay recurring fees charged to shareholder accounts are assumed to result in no additional taxes or tax credits.

Each Fund's sales literature and advertising commonly refer to this calculation as the Fund's after-tax average annual total return (pre-liquidation). When considering the average annual total return after taxes on distributions quotations for Class A shares, you should keep in mind that the maximum initial sales charge reflected in each quotation is a one time fee charged on all direct purchases, which will have its greatest impact during the early stages of your investment. This charge will affect actual performance less the longer you retain your investment in the Fund.

The following SEC formula is used to calculate these figures:

                                       n
                                 P(1+T) = ATV
                                             D

where:

P    = a hypothetical initial payment of $1,000
T    = average annual total return (after taxes on distributions)
n    = number of years
ATV  = ending value of a hypothetical $1,000 payment made at
   D the beginning of each period at the end of each period, after taxes on fund distributions but not after taxes on redemption

Average annual total return after taxes on distributions and sale of fund shares Average annual total return after taxes on distributions and sale of fund shares is determined by finding the average annual rates of return over certain periods that would equate an initial hypothetical $1,000 investment to its ending redeemable value, after taxes on distributions and sale of fund shares. The calculation assumes that the maximum initial sales charge, if applicable, is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees, including taxes upon sale of fund shares. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.

Taxes due on distributions are calculated by applying the highest individual marginal federal income tax rates in effect on the reinvestment date, using the rates that correspond to the tax character of each component of the distributions (e.g., the ordinary income rate for distributions of ordinary income and net short-term capital gains, and the long-term capital gain rate for distributions of net long-term capital gains). The taxable amount and tax character of a distribution may be adjusted to reflect any recharacterization of the distribution since its original date. Distributions are adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date; for example, no taxes are assumed to be due on the portion of any distribution that would not result in federal income tax on an individual (e.g., tax-exempt interest or non-taxable returns of capital). The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. Any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes) are disregarded, as are the effects of phaseouts of certain exemptions, deductions, and credits at various income levels, and the impact of the federal alternative minimum tax. Any redemptions of shares required to pay recurring fees charged to shareholder accounts are assumed to result in no additional taxes or tax credits.

The capital gain or loss upon redemption is calculated by subtracting the tax basis from the redemption proceeds, after deducting any nonrecurring charges assessed at the end of the period, subtracting capital gains taxes resulting from the redemption, or adding the tax benefit from capital losses resulting from the redemption. In determining the basis for a reinvested distribution, the distribution is included net of taxes assumed paid from the distribution, but not net of any sales loads imposed upon reinvestment. Tax basis is adjusted for any distributions representing returns of capital and any other tax basis adjustments that would apply to an individual taxpayer, as permitted by applicable federal law. The amount and character (e.g., short-term or long-term) of capital gain or loss upon redemption is separately determined for shares acquired through the initial investment and each subsequent purchase through reinvested distributions. Shares acquired through reinvestment of distributions are not assumed to have the same holding period as the initial investment. The tax character of such reinvestments is determined by the length of the period between reinvestment and the end of the measurement period in the case of reinvested distributions. Capital gains taxes (or the benefit resulting from tax losses) are calculated using the highest federal individual capital gains tax rate for gains of the appropriate character in effect on the redemption date and in accordance with federal law applicable on the redemption date. Shareholders are assumed to have sufficient capital gains of the same character from other investments to offset any capital losses from the redemption, so that the taxpayer may deduct the capital losses in full.

Each Fund's sales literature and advertising commonly refer to this calculation as the Fund's after-tax average annual total return (post-liquidation). When considering the average annual total return after taxes on distributions quotations for Class A shares, you should keep in mind that the maximum initial sales charge reflected in each quotation is a one time fee charged on all direct purchases, which will have its greatest impact during the early stages of your investment. This charge will affect actual performance less the longer you retain your investment in the Fund.

The following SEC formula is used to calculate these figures:

                                      n
                                P(1+T) = ATV
                                            DR

where:

P    =     a hypothetical initial payment of $1,000
T    =     average annual total return (after taxes on distributions and redemptions)
n    =     number of years
ATV  =     ending value of a hypothetical $1,000 payment made at the beginning
   DR of each period at the end of each period, after taxes on fund distributions and redemption

Cumulative total return Like average annual total return, cumulative total return assumes that the maximum initial sales charge, if applicable, is deducted from the initial $1,000 purchase, income dividends and capital gain distributions are reinvested at net asset value, the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. Cumulative total return, however, is based on the actual return for a specified period rather than on the average return.

Volatility Occasionally statistics may be used to show a Fund's volatility or risk. Measures of volatility or risk are generally used to compare a Fund's net asset value or performance to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market, as represented by an index considered representative of the types of securities in which the fund invests. A beta of more than 1.00 indicates volatility greater than the market and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of net asset value or total return around an average over a specified period of time. The idea is that greater volatility means greater risk undertaken in achieving performance.

Other performance quotations The Funds also may quote the performance of Class A shares without a sales charge. Sales literature and advertising may quote a cumulative total return, average annual total return and other measures of performance with the substitution of net asset value for the public offering price.

Sales literature referring to the use of the Fund as a potential investment for IRAs, business retirement plans, and other tax-advantaged retirement plans may quote a total return based upon compounding of dividends on which it is presumed no federal income tax applies.

Each Fund may include in its advertising or sales material information relating to investment goals and performance results of funds belonging to Franklin Templeton Investments. Resources is the parent company of the advisors and underwriter of Franklin Templeton funds.

Miscellaneous Information
-------------------------------------------------------------------------------

The Funds may help you achieve various investment goals such as accumulating money for retirement, saving for a down payment on a home, college costs and other long-term goals. The Franklin College Savings Planner may help you in determining how much money must be invested on a monthly basis to have a projected amount available in the future to fund a child's college education. (Projected college cost estimates are based upon current costs published by the College Board.) The Franklin Retirement Savings Planner leads you through the steps to start a retirement savings program. Of course, an investment in the Funds cannot guarantee that these goals will be met.

The Funds are members of Franklin Templeton Investments, one of the largest mutual fund organizations in the U.S., and may be considered in a program for diversification of assets. Founded in 1947, Franklin is one of the oldest mutual fund organizations and now services over 4 million shareholder accounts. In 1992, Franklin, a leader in managing fixed-income mutual funds and an innovator in creating domestic equity funds, joined forces with Templeton, a pioneer in international investing. The Mutual Series team, known for its value-driven approach to domestic equity investing, became part of the organization four years later. In 2001, the Fiduciary Trust team, known for providing global investment management to institutions and high net worth clients worldwide, joined the organization. Together, Franklin Templeton Investments has over $621 billion in assets under management for more than 7 million U.S. based mutual fund shareholder and other accounts. Franklin Templeton Investments offers 111 U.S. based open-end investment companies to the public. Each Fund may identify itself by its Nasdaq symbol or CUSIP number.

Currently, there are more mutual funds than there are stocks listed on the NYSE. While many of them have similar investment goals, no two are exactly alike. Shares of the Funds are generally sold through securities dealers, whose investment representatives are experienced professionals who can offer advice on the type of investments suitable to your unique goals and needs, as well as the risks associated with such investments.

You will receive the Small-Mid Cap Fund's financial reports every six months. If you would like to receive an interim report of the Small-Mid Cap Fund's portfolio holdings, please call 1-800/DIAL BEN(R).

Description of Ratings
-------------------------------------------------------------------------------

Corporate Obligation Ratings

Moody's Investors Service (Moody's)

INVESTMENT GRADE

Aaa: Bonds rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa: Bonds rated Aa are judged to be high quality and are subject to very low credit risk.

A: Bonds rated A are considered upper medium-grade obligations and are subject to low credit risk.

Baa: Bonds rated Baa are subject to moderate credit risk and are considered medium-grade obligations. As such they may have certain speculative characteristics.

BELOW INVESTMENT GRADE

Ba: Bonds rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B: Bonds rated B are considered speculative and are subject to high credit risk.

Caa: Bonds rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca: Bonds rated Ca are considered highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: Bonds rated C are the lowest rated class of bonds and are typically in default. They have little prospects for recovery of principal or interest.

Note: Moody's appends numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and modifier 3 indicates a ranking in the lower end of that generic rating category.

Standard & Poor's (S&P(R))

The issue rating definitions are expressions in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

INVESTMENT GRADE

AAA: This is the highest rating assigned by S&P to a debt obligation. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: Obligations rated AA differ from AAA issues only in a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: Obligations rated A are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in the higher ratings categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: Obligations rated BBB exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BELOW INVESTMENT GRADE

BB, B, CCC, CC, C: Obligations rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest degree of speculation. While these obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of the adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated CC is currently highly vulnerable to nonpayment.

C: A subordinated debt or preferred stock obligation rated C is currently highly vulnerable to nonpayment. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. The C rating is also assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is still making payments.

D: Obligations rated D are in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating is also used upon the filing of bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

r: This symbol is attached to the ratings of instruments with significant noncredit risks and highlights risks to principal or volatility of expected returns that are not addressed in the credit rating.

Short-Term Debt Ratings

Moody's

Moody's short-term debt ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs and to individual short-term debt instruments. These obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted. Moody's employs the following designations to indicate the relative repayment capacity of rated issuers:

P-1 (Prime-1): Issuers (or supporting institutions) so rated have a superior ability to repay short-term debt obligations.

P-2 (Prime-2): Issuers (or supporting institutions) so rated have a strong ability to repay short-term debt obligations.

P-3 (Prime-3): Issuers (or supporting institutions) so rated have an acceptable ability to repay short-term debt obligations.

NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

S&P

S&P's ratings are a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days -- including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating.

A-1: This designation indicates that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2: Issues carrying this designation are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations carrying the higher designations. However, the obligor's capacity to meet its financial commitments on the obligation is satisfactory.

A-3: Issues carrying this designation exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: Issues carrying this designation are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation. However, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C: Issues carrying this designation are currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: Issues carrying this designation are in payment default. The D rating category is used when payments on an obligation are not made on the due date even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.




















































































SEPTEMBER 1, 2007


The SEC has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

PROSPECTUS

FRANKLIN STRATEGIC SERIES

FRANKLIN BIOTECHNOLOGY DISCOVERY FUND - CLASS A

FRANKLIN TECHNOLOGY FUND - CLASS A, B, C, R & ADVISOR

FRANKLIN GLOBAL HEALTH CARE FUND - CLASS A, B & C

FRANKLIN GLOBAL COMMUNICATIONS FUND - CLASS A, B & C

FRANKLIN NATURAL RESOURCES FUND - CLASS A, C & ADVISOR









[Insert FRANKLIN TEMPLETON INVESTMENTS logo]




CONTENTS

THE FUNDS

[Begin callout]
INFORMATION ABOUT EACH FUND YOU SHOULD KNOW BEFORE INVESTING
[End callout]

Franklin Biotechnology Discovery Fund           2

Franklin Technology Fund                       17

Franklin Global Health Care Fund               35

Franklin Global Communications Fund            52

Franklin Natural Resources Fund                67

Additional Management Information              82

Distributions and Taxes                        85

YOUR ACCOUNT

[Begin callout]
INFORMATION ABOUT SALES CHARGES, QUALIFIED INVESTORS, ACCOUNT TRANSACTIONS AND SERVICES
[End callout]


Choosing a Share Class                         90


Buying Shares                                 103

Investor Services                             106

Selling Shares                                110

Exchanging Shares                             113

Account Policies                              121

Questions                                     132


FOR MORE INFORMATION

[Begin callout]
WHERE TO LEARN MORE ABOUT EACH FUND
[End callout]

Back Cover



FRANKLIN BIOTECHNOLOGY DISCOVERY FUND

GOAL AND STRATEGIES

GOAL

The Fund's investment goal is to seek capital appreciation.

MAIN INVESTMENT STRATEGIES


Under normal market conditions, the Fund invests at least 80% of its net assets in securities of biotechnology companies and discovery research firms. Shareholders will be given at least 60 days' advance notice of any change to this policy.


The Fund may invest a substantial portion of its assets in equity securities of smaller capitalization companies, which are generally companies with a market capitalization of less than $1.5 billion at the time of the Fund's investment, and may invest a small portion of its assets in private or illiquid securities, such as late stage venture capital financings.

[Begin callout]
The Fund normally invests at least 80% of its net assets in securities of biotechnology companies.
[End callout]

For the Fund's investment purposes, a biotechnology company is one that has at least 50% of its earnings derived from biotechnology activities, or at least 50% of its assets devoted to such activities, based on the company's most recent fiscal year. Biotechnology activities are research, development, manufacture, and distribution of various biotechnological or biomedical products, services, and processes. This may include companies involved with genomics, genetic engineering, and gene therapy. It also includes companies involved in the application and development of biotechnology in areas such as health care, pharmaceuticals, and agriculture. In addition to its investments in biotechnology companies, the Fund may also invest up to 20% of its net assets in equity or debt securities of any type of foreign or U.S. issuer.


An equity security represents a proportionate share of the ownership of a company; its value is based on the success of the company's business, any income paid to stockholders, the value of its assets, and general market conditions. Common stocks and preferred stocks are examples of equity securities. The Fund may engage from time to time in short sales of equity securities when it believes that the sales present favorable opportunities. In a short sale, the Fund sells a security that it does not own to a purchaser at a specified price, while in a short sale against the box, the Fund actually holds in its portfolio the securities which it has sold short. The Fund will not sell any securities short if, after the sale, the total market value of its open short positions would exceed 50% of its assets.


The Fund anticipates that under normal conditions, it will invest more of its assets in U.S. securities than in securities of any other single country. Although the Fund may invest more than 50% of its total assets in foreign securities, it is currently anticipated that the Fund's investments in foreign securities will not exceed 20% of it total assets. The Fund may buy foreign securities that are traded in the U.S. or in foreign markets, as well as American, European, and Global Depositary Receipts. Depositary receipts are certificates typically issued by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic company.

PORTFOLIO SELECTION


The manager is a research driven, fundamental investor, pursuing a growth strategy. As a "bottom-up" investor focusing primarily on individual securities, the manager chooses companies that have identifiable drivers of future earnings growth and that present, in the manager's opinion, the best trade-off between earnings growth, business and financial risk, and valuation. The manager relies on a team of analysts to help provide in-depth industry expertise and uses both qualitative and quantitative analysis to evaluate companies for distinct and sustainable competitive advantages likely to lead to growth in earnings and/or share price. Competitive advantages such as a particular product niche, proven technology, sound financial position, and strong management are all factors the manager believes may contribute to strong growth potential.


TEMPORARY INVESTMENTS

When the manager believes market or economic conditions are unusual or unfavorable for investors, the manager may invest up to 100% of the Fund's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Temporary defensive investments generally may include money market fund shares, money market instruments and short-term debt securities. The manager also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. In these circumstances, the Fund may be unable to achieve its investment goal.

MAIN RISKS

BIOTECHNOLOGY INDUSTRY

By focusing on the biotechnology industry, the Fund carries much greater risks of adverse developments within such industry than a fund that invests in a wider variety of industries. The biotechnology industry is subject to extensive government regulation. The industry will be affected by government regulatory requirements, regulatory approval for new drugs and medical products, patent considerations, product liability, and similar matters. For example, in the past several years, the U.S. Congress has considered legislation concerning health care reform and changes to the U.S. Food and Drug Administration's (FDA) approval process. If such legislation is enacted it may affect the biotechnology industry. In addition, this industry is characterized by competition and rapid technological developments which may make a company's products or services obsolete in a short period of time. As these factors impact the biotechnology industry, the value of your shares may fluctuate significantly over relatively short periods of time.

[Begin callout]
Because the securities the Fund holds fluctuate in price, the value of your investment in the Fund will go up and down. You could lose money. The Fund's investments are speculative and may drop sharply in value in response to adverse research and development, regulatory, or market events.
[End callout]

Investors tend to react quickly to developments that affect the biotechnology industry. In the past, the biotechnology sector has experienced considerable volatility in reaction to research and other business developments which may affect only one, or a few companies within the sector. In comparison to more developed industries, there may be a thin trading market in biotechnology securities, and adverse developments in the biotechnology industry may be more likely to result in decreases in the value of biotechnology stocks. Stock prices often change collectively without regard to the merits of individual companies.

Biotechnology companies are often small, start-up ventures whose products are only in the research stage. Only a limited number of biotechnology companies have reached the point of approval of products by the FDA and subsequent commercial production and distribution of such products. Therefore, the market value of investments in the biotechnology industry is often based upon speculation and expectations about future products, research progress, and new product filings with regulatory authorities. There can be no assurance that the Fund will continue to have access to adequate investment opportunities on terms that the manager believes to be favorable. The Fund's investments are speculative and may drop sharply in value in response to adverse research and development, regulatory, or market events.

The Fund's performance at times in the past has been positively affected by highly favorable investment conditions in the biotechnology industry that are likely not sustainable. Investors should not expect similar performance in the future.

STOCKS

Although this may not be the case in foreign markets, in the U.S., stocks historically have outperformed other types of investments over the long term. Individual stock prices, however, tend to go up and down more dramatically. These price movements may result from factors affecting individual companies, or industries, or the securities market as a whole. A slower-growth or recessionary economic environment could have an adverse effect on the price of the various stocks held by the Fund.


GROWTH STYLE INVESTING

Growth stock prices reflect projections of future earnings or revenues, and can, therefore, fall dramatically if the company fails to meet those projections. Growth stocks may also be more expensive relative to their earnings or assets compared to value or other stocks, and if their valuations return to more typical norms, their prices may moderate or fall. Prices of these companies' securities historically have been more volatile than other securities, especially over the short term.

SMALLER COMPANIES

While smaller companies may offer substantial opportunities for capital growth they also involve substantial risks and should be considered speculative. Historically, smaller company securities have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions.


In addition, smaller companies may lack depth of management, be unable to generate funds necessary for growth or development, or be developing or marketing new products or services for which markets are not yet established and may never become established. Smaller companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying any loans which are floating rate.


FOREIGN SECURITIES

Investing in foreign securities, including depositary receipts, typically involves more risks than investing in U.S. securities. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations. These risks can increase the potential for losses in the Fund and affect its share price.

CURRENCY EXCHANGE RATES. Foreign securities may be issued and traded in foreign currencies. As a result, their values may be affected by changes in exchange rates between foreign currencies and the U.S. dollar, as well as between currencies of countries other than the U.S. For example, if the value of the U.S. dollar goes up compared to a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars.

POLITICAL AND ECONOMIC DEVELOPMENTS. The political, economic and social structures of some foreign countries may be less stable and more volatile than those in the U.S. Investments in these countries may be subject to the risks of internal and external conflicts, currency devaluations, foreign ownership limitations and tax increases. It is possible that a government may take over the assets or operations of a company or impose restrictions on the exchange or export of currency or other assets. Some countries also may have different legal systems that may make it difficult for the Fund to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments. Diplomatic and political developments, including rapid and adverse political changes, social instability, regional conflicts, terrorism and war, could affect the economies, industries and securities and currency markets, and the value of the Fund's investments, in non-U.S. countries. These factors are extremely difficult, if not impossible, to predict and take into account with respect to the Fund's investments.


TRADING PRACTICES. Brokerage commissions and other fees may be higher for foreign securities. Government supervision and regulation of foreign stock exchanges, currency markets, trading systems and brokers may be less than in the U.S. The procedures and rules governing foreign transactions and custody (holding of the Fund's assets) also may involve delays in payment, delivery or recovery of money or investments.

AVAILABILITY OF INFORMATION. Foreign companies may not be subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies. Thus, there may be less information publicly available about foreign companies than about most U.S. companies.

LIMITED MARKETS. Certain foreign securities may be less liquid (harder to sell) and more volatile than many U.S. securities. This means the Fund may at times be unable to sell foreign securities at favorable prices.

SHORT SALES

In a short sale of a security, the Fund sells a security it does not own and must borrow the security to deliver it to the purchaser. The Fund then later buys the same security in the market in order to return it to the lender. Short sales carry risks of loss if the price of the security sold short increases after the sale and the Fund must pay more for the security than it has received from the purchaser in the short sale.

LIQUIDITY

The Fund may invest up to 15% of its net assets in securities with a limited trading market. Reduced liquidity may have an adverse impact on market price and the Fund's ability to sell particular securities when necessary to meet the Fund's liquidity needs or in response to a specific economic event.

DIVERSIFICATION

The Fund is a non-diversified fund. It may invest a greater portion of its assets in the securities of any one issuer than a diversified fund. The Fund may be more sensitive to economic, business, political or other changes affecting similar issuers or securities, which may result in greater fluctuation in the value of the Fund's shares. The Fund, however, intends to meet certain tax diversification requirements.

More detailed information about the Fund, its policies and risks can be found in the Fund's Statement of Additional Information (SAI).

A description of the Fund's policies and procedures regarding the release of portfolio holdings information is also available in the Fund's SAI. Portfolio holdings information can be viewed online at franklintempleton.com.

[Begin callout]
Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Mutual fund shares involve investment risks, including the possible loss of principal. [End callout]

PERFORMANCE



This bar chart and table show the volatility of the Fund's returns, which is one indicator of the risks of investing in the Fund. The bar chart shows changes in the Fund's returns from year to year over the past nine calendar years. The table shows how the Fund's average annual total returns compare to those of a broad-based securities market index. Of course, past performance (before or after taxes) cannot predict or guarantee future results. All Fund performance assumes reinvestment of dividends and capital gains.


CLASS A ANNUAL TOTAL RETURNS/(1)

[Insert bar graph]


10.73%  97.91%  46.58%  -20.48%  -42.48%  43.55%  11.96%  5.55%    5.03%
 98      99      00       01       02       03      04     05       06

                     YEAR

Best Quarter:                                          Q4 '99          61.33%
Worst Quarter:                                         Q1 '01         -32.15%

AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 2006


                                                                                       SINCE
                                                                                     INCEPTION
                                                         1 YEAR        5 YEARS       (9/15/97)
--------------------------------------------------------------------------------------------------
Franklin Biotechnology Discovery Fund/(2)
Return Before Taxes                                      -1.02%         -0.69%         9.36%
Return After Taxes on Distributions                      -1.01%         -0.69%         9.25%
Return After Taxes on Distributions and Sale of Fund
Shares                                                   -0.66%         -0.59%         8.24%
S&P 500(R) Index/(3)                                     15.78%          6.19%         6.39%
NASDAQ Biotechnology Index/(4)                            1.02%         -2.56%        10.13%
(indices reflect no deduction
 for fees, expenses, or taxes)


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your particular tax situation and may differ from those shown.

These after-tax return figures do not apply to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The Fund's past performance, before and after taxes, is not necessarily an indication of how it will perform in the future.


1. Figures do not reflect sales charges. If they did, returns would be lower. As of June 30, 2007, the Fund's year-to-date return was 2.66% for Class A.

2. Figures reflect sales charges.
3. Source: Standard & Poor's Micropal. The unmanaged Standard & Poor's 500 Index (S&P 500) consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of most widely used benchmarks of U.S. equity performance. The index includes reinvestment of any income or distributions. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

4. Source: Standard and Poor's Micropal. The unmanaged NASDAQ Biotechnology Index contains companies primarily engaged in using biomedical research for the discovery and development of novel treatments or cures for human disease, and which also meet other eligibility requirements. The index is calculated using a modified capitalization-weighted methodology. Prior to 10/1/98, the index's returns are based on price appreciation; after 10/1/98, returns include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.


FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


SHAREHOLDER FEES     (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
                                                                   CLASS A
--------------------------------------------------------------------------------
Maximum sales charge (load) as a percentage of offering price      5.75%/(2)
 Load imposed on purchases                                         5.75%/(2)
 Maximum deferred sales charge (load)                              None/(3)
Redemption fee on shares sold within 7 calendar days
following their purchase date/(1)                                    2.00%

Please see "Choosing a Share Class" on page 90 for an explanation of how and when these sales charges apply.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
                                                                   CLASS A
--------------------------------------------------------------------------------
Management fees/(4)                                                 0.50%
Distribution and service
(12b-1) fees                                                        0.25%
Other expenses (including administration fees)                      0.61%
Acquired fund fees and expenses/(5)                                 0.01%
                                                               -----------------
                                                               -----------------
Total annual Fund operating expenses/(4)                             1.37%
Management fee reduction/(4)                                        -0.01%
                                                               -----------------
                                                               -----------------
NET ANNUAL FUND OPERATING EXPENSES/(4,5)                             1.36%

1. The redemption fee is calculated as a percentage of the amount redeemed (using standard rounding criteria), and may be charged when you sell or exchange your shares or if your shares are involuntarily redeemed. The fee is retained by the Fund and generally withheld from redemption proceeds. For more details, see "Redemption Fee" section.
2. The dollar amount of the sales charge is the difference between the offering price of the shares purchased (which factors in the applicable sales charge in this table) and the net asset value of those shares. Since the offering price is calculated to two decimal places using standard rounding criteria, the number of shares purchased and the dollar amount of the sales charge as a percentage of the offering price and of your net investment may be higher or lower depending on whether there was a downward or upward rounding.
3. There is a 1% contingent deferred sales charge that applies to investments of $1 million or more (see page 95) and purchases by certain retirement plans without an initial sales charge.
4. For the fiscal year ended April 30, 2007, the manager had agreed in advance to reduce its fee to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund. This reduction is required by the Fund's board of trustees and an exemptive order by the Securities and Exchange Commission.
5. Net annual Fund operating expenses differ from the ratio of expenses to average net assets shown in the Financial Highlights, which reflect the operating expenses of the Fund and do not include acquired fund fees and expenses.


EXAMPLE

This example can help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:

o You invest $10,000 for the periods shown;
o Your investment has a 5% return each year;
o The Fund's operating expenses remain the same; and
o You sell your shares at the end of the periods shown.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                     1 YEAR         3 YEARS          5 YEARS          10 YEARS
-------------------------------------------------------------------------------
Class A              $706/(1)         $981            $1,277           $2,116


1. Assumes a contingent deferred sales charge (CDSC) will not apply.

MANAGEMENT


Franklin Advisers, Inc. (Advisers), One Franklin Parkway, San Mateo, CA 94403-1906, is the Fund's investment manager. Together, Advisers and its affiliates manage over $621 billion in assets.


The Fund is managed by a team of dedicated professionals focused on investments in securities of biotechnology companies and discovery research firms. The portfolio managers of the team are as follows:

EVAN MCCULLOCH CFA, VICE PRESIDENT OF ADVISERS

Mr. McCulloch has been a manager of the Fund since 1997. He has primary responsibility for the investments of the Fund. He has final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated cash management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time. He joined Franklin Templeton Investments in 1992.

VINCENT XIANG PH.D., PORTFOLIO MANAGER OF ADVISERS

Dr. Xiang has been a manager of the Fund since 2004, providing research and advice on the purchases and sales of individual securities and portfolio risk assessment. He joined Franklin Templeton Investments in 2004. Previously, he was a vice president of business development at Genyous Life Sciences, Inc. He also worked on deal sourcing, due diligence and strategic planning at BioAdvance and as a senior analyst for Acacia Research Corporation.

The Fund's SAI provides additional information about the portfolio managers' compensation, other accounts that they manage and their ownership of Fund shares.


The Fund pays Advisers a fee for managing the Fund's assets. For the fiscal year ended April 30, 2007, management fees, before any reduction, were 0.50% of the Fund's average daily net assets. Under an agreement by the manager to reduce its fees to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund, the Fund paid 0.49% of its average daily net assets to the manager for its services. This reduction is required by the Fund's board of trustees and an exemptive order by the Securities and Exchange Commission.


FINANCIAL HIGHLIGHTS

This table presents the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gains. This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.

FRANKLIN BIOTECHNOLOGY DISCOVERY FUND

                                                          --------------------------------------------------------------------
                                                                                 YEAR ENDED APRIL 30,
CLASS A                                                       2007           2006           2005           2004         2003
                                                          --------------------------------------------------------------------

PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ....................   $  56.44       $  46.05       $  53.26       $  37.26     $  42.72
                                                          --------------------------------------------------------------------
Income from investment operations a:

   Net investment income (loss) b .....................      (0.57)         (0.59)         (0.58)         (0.55)       (0.44)

   Net realized and unrealized gains (losses) .........       8.66          10.98          (6.63)         16.55        (5.02)
                                                          --------------------------------------------------------------------
Total from investment operations ......................       8.09          10.39          (7.21)         16.00        (5.46)
                                                          --------------------------------------------------------------------
Redemption fees .......................................         -- d           -- d           -- d           --           --
                                                          --------------------------------------------------------------------
Net asset value, end of year ..........................   $  64.53       $  56.44       $  46.05       $  53.26     $  37.26
                                                          ====================================================================

Total return c ........................................      14.39%         22.50%        (13.54)%        42.98%      (12.80)%

RATIOS TO AVERAGE NET ASSETS

Expenses ..............................................       1.35% e        1.25% e        1.29% e        1.28%        1.57%

Net investment income (loss) ..........................      (1.01)%        (1.06)%        (1.17)%        (1.17)%      (1.28)%

SUPPLEMENTAL DATA

Net assets, end of year (000's) .......................   $457,390       $510,700       $485,909       $683,439     $510,107

Portfolio turnover rate ...............................      42.08%         37.38%         34.34%         59.39%       47.36%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d     Amount rounds to less than $0.01 per share.

e     Benefit of expense reduction rounds to less than 0.01%.



FRANKLIN TECHNOLOGY FUND

GOAL AND STRATEGIES

GOAL

The Fund's investment goal is capital appreciation.

MAIN INVESTMENT STRATEGIES


Under normal market conditions, the Fund invests at least 80% of its net assets in securities of companies expected to benefit from the development, advancement, and use of technology. Shareholders will be given at least 60 days' advance notice of any change to this policy.


Investments may include, for example, companies in the following areas:

o Semiconductors, semiconductor fabrication equipment, and precision instruments;

o  Computer software;

o Information technology services, including Internet services, data processing, technology consulting and implementation, and electronics distributors;

o  Computing hardware, peripherals, and electronic components;

o  Telecommunications, including communications equipment and services;

o  Health technology and biotechnology;

o  Aerospace and defense technologies; and

o Media and information services, including cable television, broadcasting, satellite and media content.

[Begin callout]

The Fund normally invests at least 80% of its net assets in equity securities of technology companies.

[End callout]

The Fund may invest in companies of any size, and may, from time to time, invest a significant portion of its assets in securities of smaller companies. The Fund may invest up to 35% of its total assets in foreign securities. The Fund may buy American, European, and Global Depositary Receipts. Depositary receipts are certificates typically issued by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic company.

An equity security represents a proportionate share of the ownership of a company; its value is based on the success of the company's business, any income paid to stockholders, the value of its assets, and general market conditions. Common stocks and preferred stocks are examples of equity securities.

PORTFOLIO SELECTION


The manager is a research driven, fundamental investor, pursuing a growth strategy. As a "bottom-up" investor focusing primarily on individual securities, the manager chooses companies that have identifiable drivers of future earnings growth and that present, in the manager's opinion, the best trade-off between earnings growth, business and financial risk, and valuation. The manager relies on a team of analysts to help provide in-depth industry expertise and uses both qualitative and quantitative analysis to evaluate companies for distinct and sustainable competitive advantages likely to lead to growth in earnings and/or share price. Competitive advantages such as a particular product niche, proven technology, sound financial position, and strong management are all factors the manager believes may contribute to strong growth potential.



TEMPORARY INVESTMENTS

When the manager believes market or economic conditions are unusual or unfavorable for investors, the manager may invest up to 100% of the Fund's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Temporary defensive investments generally may include money market fund shares, money market instruments and short-term debt securities. The manager also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. In these circumstances, the Fund may be unable to achieve its investment goal.

MAIN RISKS

TECHNOLOGY COMPANIES

By focusing on technology industries, the Fund carries much greater risks of adverse developments among such industries than a fund that invests in a wider variety of industries. Stock prices of technology companies often change collectively without regard to the merits of individual companies. Technology company stocks can be subject to abrupt or erratic price movements and have been volatile, especially over the short term, due to the rapid pace of product change and development affecting such companies. Technology companies are subject to significant competitive pressures, such as new market entrants, aggressive pricing, and competition for market share, and the potential for falling profit margins. These companies also face the risks that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. These factors can affect the profitability of technology companies and, as a result, the value of their securities. In addition, many technology companies are in the emerging stage of development and are particularly vulnerable to the risks of rapidly changing technologies. Prices of these companies' securities historically have been more volatile than other securities, especially over the short term.

[Begin callout]
Because the securities the Fund holds fluctuate in price, the value of your investment in the Fund will go up and down. You could lose money.
[End callout]

STOCKS

Although this may not be the case in foreign markets, in the U.S., stocks historically have outperformed other types of investments over the long term. Individual stock prices, however, tend to go up and down more dramatically. These price movements may result from factors affecting individual companies or industries, or the securities market as a whole. A slower-growth or recessionary economic environment could have an adverse effect on the price of the various stocks held by the Fund.

GROWTH STYLE INVESTING


Growth stock prices reflect projections of future earnings or revenues, and can, therefore, fall dramatically if the company fails to meet those projections. Growth stocks may also be more expensive relative to their earnings or assets compared to value or other stocks, and if their valuations return to more typical norms, their prices may moderate or fall. Prices of these companies' securities historically have been more volatile than other securities, especially over the short term.


SMALLER COMPANIES

While smaller companies may offer substantial opportunities for capital growth they also involve substantial risks and should be considered speculative. Historically, smaller company securities have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions.


In addition, smaller companies may lack depth of management, be unable to generate funds necessary for growth or development, or be developing or marketing new products or services for which markets are not yet established and may never become established. Smaller companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying any loans which are floating rate.


FOREIGN SECURITIES

Investing in foreign securities, including depositary receipts, typically involves more risks than investing in U.S. securities. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations. These risks can increase the potential for losses in the Fund and affect its share price.

CURRENCY EXCHANGE RATES. Foreign securities may be issued and traded in foreign currencies. As a result, their values may be affected by changes in exchange rates between foreign currencies and the U.S. dollar, as well as between currencies of countries other than the U.S. For example, if the value of the U.S. dollar goes up compared to a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars.

POLITICAL AND ECONOMIC DEVELOPMENTS. The political, economic and social structures of some foreign countries may be less stable and more volatile than those in the U.S. Investments in these countries may be subject to the risks of internal and external conflicts, currency devaluations, foreign ownership limitations and tax increases. It is possible that a government may take over the assets or operations of a company or impose restrictions on the exchange or export of currency or other assets. Some countries also may have different legal systems that may make it difficult for the Fund to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments. Diplomatic and political developments, including rapid and adverse political changes, social instability, regional conflicts, terrorism and war, could affect the economies, industries and securities and currency markets, and the value of the Fund's investments, in non-U.S. countries. These factors are extremely difficult, if not impossible, to predict and take into account with respect to the Fund's investments.


TRADING PRACTICES. Brokerage commissions and other fees may be higher for foreign securities. Government supervision and regulation of foreign stock exchanges, currency markets, trading systems and brokers may be less than in the U.S. The procedures and rules governing foreign transactions and custody (holding of the Fund's assets) also may involve delays in payment, delivery or recovery of money or investments.

AVAILABILITY OF INFORMATION. Foreign companies may not be subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies. Thus, there may be less information publicly available about foreign companies than about most U.S. companies.

LIMITED MARKETS. Certain foreign securities may be less liquid (harder to sell) and more volatile than many U.S. securities. This means the Fund may at times be unable to sell foreign securities at favorable prices.

LIQUIDITY

The Fund may invest up to 15% of its net assets in securities with a limited trading market. Reduced liquidity may have an adverse impact on market price and the Fund's ability to sell particular securities when necessary to meet the Fund's liquidity needs or in response to a specific economic event.

PORTFOLIO TURNOVER


Because of the Fund's emphasis on growth oriented technology stocks, the Fund's portfolio turnover rate may exceed 100% annually, which may involve additional expenses to the Fund, including portfolio transaction costs.


More detailed information about the Fund, its policies and risks can be found in the Fund's Statement of Additional Information (SAI).

A description of the Fund's policies and procedures regarding the release of portfolio holdings information is also available in the Fund's SAI. Portfolio holdings information can be viewed online at franklintempleton.com.

[Begin callout]
Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Mutual fund shares involve investment risks, including the possible loss of principal. [End callout]

PERFORMANCE


This bar chart and table show the volatility of the Fund's returns, which is one indicator of the risks of investing in the Fund. The bar chart shows changes in the Fund's returns from year to year over the past six calendar years. The table shows how the Fund's average annual total returns compare to those of a broad-based securities market index. Of course, past performance (before or after taxes) cannot predict or guarantee future results. All Fund performance assumes reinvestment of dividends and capital gains.


CLASS A ANNUAL TOTAL RETURNS/(1)

[Insert bar graph]


-30.15%     -44.87%  55.52%    11.75%   1.19%  6.86%
  01          02       03        04       05    06
YEAR


Best Quarter:                                          Q4 '01         46.93%
Worst Quarter:                                         Q3 '01        -41.60%

AVERAGE ANNUAL TOTAL RETURNS

For the periods ended December 31, 2006

                                                                                        SINCE
                                                                                      INCEPTION
                                                           1 YEAR       5 YEARS        (5/1/00)
----------------------------------------------------------------------------------------------------
Franklin Technology Fund - Class A/(2)
Return Before Taxes                                        0.74%        -0.47%          -9.51%
Return After Taxes on Distributions                        0.74%        -0.47%          -9.51%
Return After Taxes on Distributions and Sale               0.48%        -0.40%          -7.69%
of Fund Shares
NASDAQ Composite Index/(3)
                                                           11.27%        5.21%          -5.98%
Merrill Lynch 100 Technology Index/(3)                     10.75%        4.39%         -10.26%
(indices reflect no deduction for fees,
expenses, or taxes)

                                                                                   SINCE INCEPTION
                                                                                       (5/1/00)
                                                            1 YEAR       5 YEARS
----------------------------------------------------------------------------------------------------
Franklin Technology Fund - Class B/(2)                     2.30%        -0.33%          -9.26%
NASDAQ Composite Index/(3)
                                                           11.27%        5.21%          -5.98%
Merrill Lynch 100 Technology Index/(3)                     10.75%        4.39%         -10.26%

                                                                                   SINCE INCEPTION
                                                                                       (5/1/00)
                                                            1 YEAR       5 YEARS
----------------------------------------------------------------------------------------------------
Franklin Technology Fund - Class C/(2)                     5.11%         0.04%          -9.31%
NASDAQ Composite Index/(3)
                                                           11.27%        5.21%          -5.98%
Merrill Lynch 100 Technology Index/(3)                     10.75%        4.39%         -10.26%

                                                                                   SINCE INCEPTION
                                                                                       (5/1/00)
                                                            1 YEAR       5 YEARS
----------------------------------------------------------------------------------------------------
Franklin Technology Fund - Class R/(2,4)                   6.71%         0.56%          -8.84%
NASDAQ Composite Index/(3)
                                                           11.27%        5.21%          -5.98%
Merrill Lynch 100 Technology Index/(3)                     10.75%        4.39%         -10.26%

                                                                                   SINCE INCEPTION
                                                                                       (5/1/00)
                                                            1 YEAR       5 YEARS
----------------------------------------------------------------------------------------------------
Franklin Technology Fund - Advisor Class                   7.32%         1.04%          -8.40%
NASDAQ Composite Index/(3)
                                                           11.27%        5.21%          -5.98%
Merrill Lynch 100 Technology Index(3)                      10.75%        4.39%         -10.26%


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your particular tax situation and may differ from those shown.

These after-tax return figures do not apply to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The Fund's past performance, before and after taxes, is not necessarily an indication of how it will perform in the future.

After-tax returns are shown only for Class A; after-tax returns for other classes of shares will vary.


1. Figures do not reflect sales charges. If they did, returns would be lower. As of June 30, 2007, the Fund's year-to-date return was 11.19% for Class A.

2. Figures reflect sales charges. Effective May 1, 2006, the Class R CDSC was discontinued. If the CDSC had not been in effect for the calendar year 2005, the one-year return would have been higher.

3. Source: Standard & Poor's Micropal. The unmanaged NASDAQ Composite Index measures all domestic and international common stocks listed on The NASDAQ
Stock Market. The index is market value weighted and includes over 3,000 companies. The unmanaged Merrill Lynch 100 Technology Index is an equal-dollar weighted index of 100 stocks designed to measure the performance of a cross section of large, actively traded technology stocks and American Depositary Receipts. The index was developed with a base value of 200 as of 1/30/98. The indexes include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.
4. Effective January 1, 2002, the Fund began offering Class R shares, which do not have initial sales charges. Performance quotations for this class reflect the following methods of calculation: (a) for periods prior to January 1, 2002, a restated figure is used based on the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, reflecting the Rule 12b-1 rate differential between Class A and R; and (b) for periods after January 1, 2002, actual Class R performance is used reflecting all charges and fees applicable to that class.


FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES               (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


                                                                                           ADVISOR
                                                CLASS A  CLASS B/(5)   CLASS C    CLASS R   CLASS

----------------------------------------------------------------------------------------------------
Maximum sales charge (load) as a
percentage of offering price                   5.75%/(2)   4.00%      1.00%      None      None
  Load imposed on purchases                    5.75%/(2)   None       None       None      None
  Maximum deferred sales charge (load)         None/(3)    4.00%/(4)  1.00%      None      None
Redemption fee on shares sold within 7
calendar days following their purchase date/(1) 2.00%      2.00%      2.00%      2.00%     2.00%

Please see "Choosing a Share Class" on page 90 for an explanation of how and when these sales charges apply.

ANNUAL FUND OPERATING EXPENSES     (EXPENSES DEDUCTED FROM FUND ASSETS)
                                                                                           ADVISOR
                                              CLASS A    CLASS B/(5)   CLASS C    CLASS R    CLASS
----------------------------------------------------------------------------------------------------
Management fees/(6)                            0.55%        0.55%      0.55%      0.55%     0.55%
Distribution and service
(12b-1) fees                                   0.35%        1.00%      1.00%      0.50%     None
Other expenses (including
administration fees)                           0.96%        0.96%      0.96%      0.96%     0.96%
Acquired fund fees and expenses/(7)            0.03%        0.03%      0.03%      0.03%     0.03%
                                            --------------------------------------------------------
                                            --------------------------------------------------------
Total annual Fund operating
expenses/(6)                                   1.89%        2.54%      2.54%      2.04%      1.54%
 Management fee reduction/(6)                 -0.03%       -0.03%     -0.03%     -0.03%     -0.03%
                                            --------------------------------------------------------
                                            --------------------------------------------------------
NET ANNUAL FUND OPERATING EXPENSES/(6,7)
                                               1.86%        2.51%      2.51%      2.01%     1.51%

1. The redemption fee is calculated as a percentage of the amount redeemed (using standard rounding criteria), and may be charged when you sell or exchange your shares or if your shares are involuntarily redeemed. The fee is retained by the Fund and generally withheld from redemption proceeds. For more details, see "Redemption Fee" section.
2. The dollar amount of the sales charge is the difference between the offering price of the shares purchased (which factors in the applicable sales charge in this table) and the net asset value of those shares. Since the offering price is calculated to two decimal places using standard rounding criteria, the number of shares purchased and the dollar amount of the sales charge as a percentage of the offering price and of your net investment may be higher or lower depending on whether there was a downward or upward rounding.
3. There is a 1% contingent deferred sales charge that applies to investments of $1 million or more (see page 95) and purchases by certain retirement plans without an initial sales charge.
4. Declines to zero after six years.
5. New or additional investments into Class B are no longer permitted. Existing shareholders of Class B shares may continue as Class B shareholders, continue to reinvest dividends into Class B shares and exchange their Class B shares for Class B shares of other Franklin Templeton funds as permitted by the current exchange privileges.
6. For the fiscal year ended April 30, 2007, the manager had agreed in advance to reduce its fee to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund. This reduction is required by the Fund's board of trustees and an exemptive order by the Securities and Exchange Commission.
7. Net annual Fund operating expenses differ from the ratio of expenses to average net assets shown in the Financial Highlights, which reflect the operating expenses of the Fund and do not include acquired fund fees and expenses.


EXAMPLE

This example can help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:

o You invest $10,000 for the periods shown;
o Your investment has a 5% return each year; and
o The Fund's operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                                          1 YEAR       3 YEARS     5 YEARS      10 YEARS
---------------------------------------------------------------------------------------------
If you sell your shares at the end of the period:
Class A                                   $753/(1)     $1,126      $1,523       $2,629
Class B                                   $654         $1,082      $1,535       $2,850/(2)
Class C                                   $354         $782        $1,335       $2,846
Class R                                   $204         $630        $1,083       $2,338
Advisor Class                             $154         $477        $824         $1,802
If you do not sell your shares:
Class B                                   $254         $782        $1,335       $2,850/(2)
Class C                                   $254         $782        $1,335       $2,846


1. Assumes a contingent deferred sales charge (CDSC) will not apply.
2. Assumes conversion of Class B shares to Class A shares after eight years, lowering your annual expenses from that time on.


MANAGEMENT


Franklin Advisers, Inc. (Advisers), One Franklin Parkway, San Mateo, CA 94403-1906, is the Fund's investment manager. Together, Advisers and its affiliates manage over $621 billion in assets.


The Fund is managed by a team of dedicated professionals focused on investments dealing with the development, advancement and use of technology. The portfolio managers of the team are as follows:

JOHN P. SCANDALIOS, VICE PRESIDENT OF ADVISERS

Mr. Scandalios has been a manager of the Fund since 2003. He has primary responsibility for the investments of the Fund. He has final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time. He joined Franklin Templeton Investments in 1996.

The Fund's SAI provides additional information about the portfolio managers' compensation, other accounts that they manage and their ownership of Fund shares.


The Fund pays Advisers a fee for managing the Fund's assets. For the fiscal year ended April 30, 2007, management fees, before any reduction, were 0.55% of the Fund's average net assets. Under an agreement by the manager to reduce its fees to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund, the Fund paid 0.52% of its average net assets to the manager for its services. This reduction is required by the Fund's board of trustees and an exemptive order by the Securities and Exchange Commission.


FINANCIAL HIGHLIGHTS

This table presents the Fund's financial performance since its inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gains. This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.


FRANKLIN TECHNOLOGY FUND

                                                     -------------------------------------------------------
                                                                     YEAR ENDED APRIL 30,
CLASS A                                               2007        2006       2005       2004         2003
                                                     -------------------------------------------------------

PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ...............   $  5.69     $  4.34    $  4.25    $  3.19     $  4.37
                                                     -------------------------------------------------------
Income from investment operations a:

   Net investment income (loss) b ................     (0.05)      (0.06)     (0.05)     (0.05)      (0.05)

   Net realized and unrealized gains (losses) ....      0.19        1.41       0.14       1.11       (1.13)
                                                     -------------------------------------------------------
Total from investment operations .................      0.14        1.35       0.09       1.06       (1.18)
                                                     -------------------------------------------------------
Redemption fees ..................................        -- d        -- d       -- d       --          --
                                                     -------------------------------------------------------
Net asset value, end of year .....................   $  5.83     $  5.69    $  4.34    $  4.25     $  3.19
                                                     =======================================================

Total return c ...................................      2.46%      31.11%      2.12%     33.23%     (27.00)%

RATIOS TO AVERAGE NET ASSETS

Expenses .........................................      1.83% e     1.74% e    1.73% e     1.72%       2.01%

Net investment income (loss) .....................     (1.03)%     (1.27)%    (1.02)%    (1.48)%     (1.81)%

SUPPLEMENTAL DATA

Net assets, end of year (000's) ..................   $30,089     $33,681    $27,626    $28,636     $20,018

Portfolio turnover rate ..........................    138.70%      96.23%     68.39%    141.34%     182.71%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d     Amount rounds to less than $0.01 per share.

e     Benefit of expense reduction rounds to less than 0.01%.






FRANKLIN TECHNOLOGY FUND

                                                     -------------------------------------------------------
                                                                     YEAR ENDED APRIL 30,
CLASS B                                               2007        2006       2005       2004         2003
                                                     -------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ...............   $  5.49     $ 4.21     $ 4.15     $  3.14     $  4.32
                                                     -------------------------------------------------------

Income from investment operations a:

   Net investment income (loss) b ................     (0.08)     (0.09)     (0.08)      (0.17)      (0.15)

   Net realized and unrealized gains (losses) ....      0.17       1.37       0.14        1.18       (1.03)
                                                     -------------------------------------------------------
Total from investment operations .................      0.09       1.28       0.06        1.01       (1.18)
                                                     -------------------------------------------------------
Redemption fees ..................................        -- d       -- d       -- d        --          --
                                                     -------------------------------------------------------
Net asset value, end of year .....................   $  5.58     $ 5.49     $ 4.21     $  4.15     $  3.14
                                                     =======================================================

Total return c ...................................      1.64%     30.40%      1.45%      32.17%     (27.31)%

RATIOS TO AVERAGE NET ASSETS

Expenses .........................................      2.48% e    2.37% e    2.40% e     2.35%       2.66%

Net investment income (loss) .....................     (1.68)%    (1.90)%    (1.69)%     (2.11)%     (2.46)%

SUPPLEMENTAL DATA

Net assets, end of year (000's) ..................   $ 3,574     $4,385     $4,221     $ 4,788     $ 2,922

Portfolio turnover rate ..........................    138.70%     96.23%     68.39%     141.34%     182.71%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d     Amount rounds to less than $0.01 per share.

e     Benefit of expense reduction rounds to less than 0.01%.


FRANKLIN TECHNOLOGY FUND

                                                     -------------------------------------------------------
                                                                     YEAR ENDED APRIL 30,
CLASS C                                               2007        2006       2005       2004         2003
                                                     -------------------------------------------------------

PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ...............   $  5.47     $ 4.20     $ 4.14     $  3.13     $  4.30
                                                     -------------------------------------------------------
Income from investment operations a:

   Net investment income (loss) b ................     (0.09)     (0.09)     (0.08)      (0.14)      (0.12)

   Net realized and unrealized gains (losses) ....      0.18       1.36       0.14        1.15       (1.05)
                                                     -------------------------------------------------------
Total from investment operations .................      0.09       1.27       0.06        1.01       (1.17)
                                                     -------------------------------------------------------
Redemption fees ..................................        -- d       -- d       -- d        --          --
                                                     -------------------------------------------------------
Net asset value, end of year .....................   $  5.56     $ 5.47     $ 4.20     $  4.14     $  3.13
                                                     =======================================================

Total return c ...................................      1.65%     30.24%      1.45%      32.27%     (27.21)%

RATIOS TO AVERAGE NET ASSETS

Expenses .........................................      2.48% e    2.38% e    2.42% e     2.37%       2.66%

Net investment income (loss) .....................     (1.68)%    (1.91)%    (1.71)%     (2.13)%     (2.46)%

SUPPLEMENTAL DATA

Net assets, end of year (000's) ..................   $ 8,819     $9,621     $8,502     $10,949     $ 8,545

Portfolio turnover rate ..........................    138.70%     96.23%     68.39%     141.34%     182.71%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d     Amount rounds to less than $0.01 per share.

e     Benefit of expense reduction rounds to less than 0.01%.



FRANKLIN TECHNOLOGY FUND

                                                     -------------------------------------------------------
                                                                     YEAR ENDED APRIL 30,
CLASS R                                                2007       2006       2005       2004         2003
                                                     -------------------------------------------------------

PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ...............   $  5.66     $ 4.32     $ 4.24    $  3.19      $  4.36
                                                     -------------------------------------------------------
Income from investment operations a:

   Net investment income (loss) b ................     (0.06)     (0.07)     (0.05)     (0.06)       (0.06)

   Net realized and unrealized gains (losses) ....      0.19       1.41       0.13       1.11        (1.11)
                                                     -------------------------------------------------------
Total from investment operations .................      0.13       1.34       0.08       1.05        (1.17)
                                                     -------------------------------------------------------
Redemption fees ..................................        -- d       -- d       -- d       --           --
                                                     -------------------------------------------------------
Net asset value, end of year .....................   $  5.79     $ 5.66     $ 4.32    $  4.24      $  3.19
                                                     =======================================================

Total return c ...................................      2.30%     31.02%      1.89%     33.33%      (27.06)%

RATIOS TO AVERAGE NET ASSETS

Expenses .........................................      1.98% e    1.89% e    1.92% e    1.87%        2.17%

Net investment income (loss) .....................     (1.18)%    (1.42)%    (1.21)%    (1.63)%      (1.97)%

SUPPLEMENTAL DATA

Net assets, end of year (000's) ..................   $ 6,280     $3,797     $2,701    $  1,582      $   380

Portfolio turnover rate ..........................    138.70%     96.23%     68.39%     141.34%      182.71%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d     Amount rounds to less than $0.01 per share.

e     Benefit of expense reduction rounds to less than 0.01%.




FRANKLIN TECHNOLOGY FUND

                                                     -------------------------------------------------------
                                                                     YEAR ENDED APRIL 30,
ADVISOR CLASS                                         2007        2006       2005       2004         2003
                                                     -------------------------------------------------------

PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ...............   $  5.80     $ 4.41     $ 4.31     $  3.22     $  4.39
                                                     -------------------------------------------------------
Income from investment operations a:

   Net investment income (loss) b ................     (0.04)     (0.05)     (0.03)      (0.05)      (0.01)

   Net realized and unrealized gains (losses) ....      0.21       1.44       0.13        1.14       (1.16)
                                                     -------------------------------------------------------
Total from investment operations .................      0.17       1.39       0.10        1.09       (1.17)
                                                     -------------------------------------------------------
Redemption fees ..................................        -- c       -- c       -- c        --          --
                                                     -------------------------------------------------------
Net asset value, end of year .....................   $  5.97     $ 5.80     $ 4.41     $  4.31     $  3.22
                                                     =======================================================
Total return .....................................      2.93%     31.52%      2.32%      33.85%     (26.65)%

RATIOS TO AVERAGE NET ASSETS

Expenses .........................................      1.48% d    1.39% d    1.42% d     1.37%       1.67%

Net investment income (loss) .....................     (0.68)%    (0.92)%    (0.71)%     (1.13)%     (1.47)%

SUPPLEMENTAL DATA

Net assets, end of year (000's) ..................   $ 2,719     $3,111     $2,374     $ 2,444     $10,438

Portfolio turnover rate ..........................    138.70%     96.23%     68.39%     141.34%     182.71%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c     Amount rounds to less than $0.01 per share.

d     Benefit of expense reduction rounds to less than 0.01%.



FRANKLIN GLOBAL HEALTH CARE FUND

GOAL AND STRATEGIES

GOAL

The Fund's investment goal is to seek capital appreciation.

MAIN INVESTMENT STRATEGIES


Under normal market conditions, the Fund invests at least 80% of its net assets in the securities of health care companies. Shareholders will be given at least 60 days' advance notice of any change to this policy.

The Fund seeks to invest in companies that have, in the opinion of the manager, the potential for above average growth in revenues and/or earnings. The Fund may invest a significant portion of its assets in smaller capitalization companies, which are generally companies with a market capitalization of less than $1.5 billion at the time of the Fund's investment.


[Begin callout]
The Fund normally invests at least 80% of its net assets in the securities of U.S. and foreign health care companies.
[End callout]

For the Fund's investment purposes, a health care company is one that derives at least 50% of its earnings or revenues from health care activities, or has devoted at least 50% of its assets to such activities, based on the company's most recent fiscal year. Health care activities include research, development, production, or distribution of products and services in industries such as pharmaceutical, biotechnology, health care facilities, medical supplies, medical technology, managed care companies, health care related information systems, and personal health care products. The manager believes that a portfolio of global securities may provide a greater potential for investment participation in present and future opportunities that may present themselves in the health care related industries. In addition to its equity investments in health care companies, the Fund may also invest up to 20% of its net assets in equity or debt securities of any type of foreign or U.S. issuer.


Under normal market conditions, the Fund invests primarily in equity securities. An equity security represents a proportionate share of the ownership of a company; its value is based on the success of the company's business, any income paid to stockholders, the value of its assets, and general market conditions. Common stocks and preferred stocks are examples of equity securities.


The Fund invests in securities of issuers in at least three different countries. The Fund will not invest more than 40% of its net assets in any one country other than the U.S. The Fund expects that a significant portion of its investments will be in securities of U.S. issuers, many of which may derive substantial revenues from activities outside the U.S. The Fund may buy American, European, and Global Depositary Receipts. Depositary receipts are certificates typically issued by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic company.

PORTFOLIO SELECTION


The manager is a research driven, fundamental investor, pursuing a growth strategy. As a "bottom-up" investor focusing primarily on individual securities, the manager chooses companies that have identifiable drivers of future earnings growth and that present, in the manager's opinion, the best trade-off between earnings growth, business and financial risk, and valuation. The manager relies on a team of analysts to help provide in-depth industry expertise and uses both qualitative and quantitative analysis to evaluate companies for distinct and sustainable competitive advantages likely to lead to growth in earnings and/or share price. Competitive advantages such as a particular product niche, proven technology, sound financial position, and strong management are all factors the manager believes may contribute to strong growth potential.

TEMPORARY INVESTMENTS

When the manager believes market or economic conditions are unusual or unfavorable for investors, the manager may invest up to 100% of the Fund's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Temporary defensive investments generally may include amoney market fund shares, money market instruments and short-term debt securities. The manager also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. In these circumstances, the Fund may be unable to achieve its investment goal.


MAIN RISKS

HEALTH CARE INDUSTRY

By focusing on the health care industry, the Fund carries much greater risks of adverse developments within such industry than a fund that invests in a wider variety of industries. The activities of health care companies are strongly affected by government activities, regulation and legislation. Health care companies may be funded or subsidized by federal and state governments. If government subsidies are discontinued or reduced, the profitability of these companies could be adversely affected. Stocks held by the Fund may be affected by government policies on health care reimbursements, regulatory approval for new drugs and medical instruments, and similar matters. Health care companies are also subject to legislative risk, which is the risk of changes in the health care system through legislation. Health care companies may face lawsuits related to product liability issues. Also, many products and services provided by health care companies are subject to rapid obsolescence. Price changes among stocks in the health care sector are often affected by developments pertaining only to one or a few companies and the value of an investment in the Fund may fluctuate significantly over relatively short periods of time.


[Begin callout]
Because the securities the Fund holds fluctuate in price, the value of your investment in the Fund will go up and down. This means you could lose money. [End callout]


The Fund's investments in the health care industry include investments in biotechnology companies. Investors tend to react quickly to developments that affect the biotechnology industry. In comparison to more developed industries, there may be a thin trading market in biotechnology securities, and adverse developments in the biotechnology industry may be more likely to result in decreases in the value of biotechnology stocks. Biotechnology companies are often small, start-up ventures whose products are only in the research stage. Only a limited number of biotechnology companies have reached the point of approval of products by the U.S. Food and Drug Administration and subsequent commercial production and distribution of such products. Therefore, the market value of investments in the biotechnology industry is often based upon speculation and expectations about future products, research progress, and new product filings with regulatory authorities.

STOCKS


Although this may not be the case in foreign markets, in the U.S., stocks historically have outperformed other types of investments over the long term. Individual stock prices, however, tend to go up and down more dramatically. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. A slower-growth or recessionary economic environment could have an adverse effect on the price of the various stocks held by the Fund.


GROWTH STYLE INVESTING

Growth stock prices reflect projections of future earnings or revenues, and can, therefore, fall dramatically if the company fails to meet those projections. Growth stocks may be more expensive relative to their earnings or assets compared to value or other stocks, and if their valuations return to more typical norms, their prices may moderate or fall. Prices of these companies' securities historically have been more volatile than other securities, especially over the short term.

FOREIGN SECURITIES

Investing in foreign securities, including depositary receipts, typically involves more risks than investing in U.S. securities. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations. These risks can increase the potential for losses in the Fund and affect its share price.

CURRENCY EXCHANGE RATES. Foreign securities may be issued and traded in foreign currencies. As a result, their values may be affected by changes in exchange rates between foreign currencies and the U.S. dollar, as well as between currencies of countries other than the U.S. For example, if the value of the U.S. dollar goes up compared to a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars.


POLITICAL AND ECONOMIC DEVELOPMENTS. The political, economic and social structures of some foreign countries may be less stable and more volatile than those in the U.S. Investments in these countries may be subject to the risks of internal and external conflicts, currency devaluations, foreign ownership limitations and tax increases. It is possible that a government may take over the assets or operations of a company or impose restrictions on the exchange or export of currency or other assets. Some countries also may have different legal systems that may make it difficult for the Fund to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments. Diplomatic and political developments, including rapid and adverse political changes, social instability, regional conflicts, terrorism and war, could affect the economies, industries and securities and currency markets, and the value of the Fund's investments, in non-U.S. countries. These factors are extremely difficult, if not impossible, to predict and take into account with respect to the Fund's investments.


TRADING PRACTICES. Brokerage commissions and other fees may be higher for foreign securities. Government supervision and regulation of foreign stock exchanges, currency markets, trading systems and brokers may be less than in the U.S. The procedures and rules governing foreign transactions and custody (holding of the Fund's assets) also may involve delays in payment, delivery or recovery of money or investments.

AVAILABILITY OF INFORMATION. Foreign companies may not be subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies. Thus, there may be less information publicly available about foreign companies than about most U.S. companies.

LIMITED MARKETS. Certain foreign securities may be less liquid (harder to sell) and more volatile than many U.S. securities. This means the Fund may at times be unable to sell foreign securities at favorable prices.

SMALLER COMPANIES

While smaller companies may offer substantial opportunities for capital growth they also involve substantial risks and should be considered speculative. Historically, smaller company securities have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions.

In addition, smaller companies may lack depth of management, be unable to generate funds necessary for growth or development, or be developing or marketing new products or services for which markets are not yet established and may never become established. Smaller companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying any loans which are floating rate.

DIVERSIFICATION

The Fund is a non-diversified fund. It may invest a greater portion of its assets in the securities of any one issuer than a diversified fund. The Fund may be more sensitive to economic, business, political or other changes affecting similar issuers or securities, which may result in greater fluctuation in the value of the Fund's shares. The Fund, however, intends to meet certain tax diversification requirements.

More detailed information about the Fund, its policies and risks can be found in the Fund's Statement of Additional Information (SAI).

A description of the Fund's policies and procedures regarding the release of portfolio holdings information is also available in the Fund's SAI. Portfolio holdings information can be viewed online at franklintempleton.com.

[Begin callout]
Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Mutual fund shares involve investment risks, including the possible loss of principal. [End callout]

PERFORMANCE

This bar chart and table show the volatility of the Fund's returns, which is one indicator of the risks of investing in the Fund. The bar chart shows changes in the Fund's returns from year to year over the past 10 calendar years. The table shows how the Fund's average annual total returns compare to those of a broad-based securities market index. Of course, past performance (before or after taxes) cannot predict or guarantee future results. All Fund performance assumes reinvestment of dividends and capital gains.

CLASS A ANNUAL TOTAL RETURNS/(1)


10.20%      -7.54%  -0.77%   69.27%  -12.48%   -34.40%   28.95%   10.10%    6.42%     8.30%
------------------------------------------------------------------------------------------------
97          98      99       00      01        02        03       04        05        06


                                      YEAR
Best Quarter:                               Q1 '00         22.27%
Worst Quarter:                              Q1 '01        -20.13%

AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 2006


                                                      1 YEAR       5 YEARS        10 YEARS
----------------------------------------------------------------------------------------------
Franklin Global Health Care Fund - Class A(2)
Return Before Taxes                                    2.06%        0.23%          4.24%
Return After Taxes on Distributions                    1.98%        0.04%          3.72%
Return After Taxes on Distributions and
Sale of Fund Shares                                    1.45%        0.10%          3.40%
S&P 500(R) Index/(3)                                  15.78%        6.19%          8.42%
S&P 500(R) Health Care Index/(4)
(indices reflect no deduction for fees, expenses,
or taxes)                                              7.53%        -1.69%         9.26%

                                                                                      SINCE
                                                                                    INCEPTION
                                                       1 YEAR        5 YEARS        (1/1/99)
-------------------------------------------------------------------------------------------------
Franklin Global Health Care Fund - Class B/(2)
                                                        3.48%         0.28%           5.08%
S&P 500(R) Index/(3)                                   15.78%         6.19%           3.42%
S&P 500(R) Health Care Index(4)

                                                        7.53%         -1.69%          2.00%

                                                       1 YEAR        5 YEARS        10 YEARS
-------------------------------------------------------------------------------------------------
Franklin Global Health Care Fund -
Class C/(2)                                              6.50%         0.66%           4.09%
S&P 500(R) Index/(3)                                    15.78%         6.19%           8.42%
S&P 500(R) Health Care Index/(4)

                                                         7.53%        -1.69%           9.26%


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your particular tax situation and may differ from those shown.

These after-tax return figures do not apply to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The Fund's past performance, before and after taxes, is not necessarily an indication of how it will perform in the future.

After-tax returns are shown only for Class A; after-tax returns for other classes of shares will vary.


1. Figures do not reflect sales charges. If they did, returns would be lower. As of June 30, 2007, the Fund' s year-to-date return was 7.17% for Class A.

2. Figures reflect sales charges.
3. Source: Standard & Poor's Micropal. The unmanaged Standard & Poor's 500 Index (S&P 500) consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of most widely used benchmarks of U.S. equity performance. The index includes reinvestment of any income or distributions. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.
4. Source: Standard & Poor's Micropal. The unmanaged Standard & Poor's (S&P) 500(R) Health Care Index includes all the companies in the health care industry that are in the S&P 500. It includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES               (FEES PAID DIRECTLY FROM YOUR INVESTMENT)



                                                      CLASS A     CLASS B/(5)    CLASS C
------------------------------------------------------------------------------------------
Maximum sales charge (load)
 as a percentage of offering price                   5.75%/(2)       4.00%        1.00%
 Load imposed on purchases                           5.75%/(2)        None        None
 Maximum deferred sales charge (load)                None/(3)        4.00%/(4)    1.00%
Redemption fee on shares sold within 7
calendar days following their purchase
date/(1)                                              2.00%        2.00%        2.00%

Please see "Choosing a Share Class" on page 90 for an explanation of how and when these sales charges apply.

ANNUAL FUND OPERATING EXPENSES     (EXPENSES DEDUCTED FROM FUND ASSETS)

                                                 CLASS A      CLASS B/(5)      CLASS C
-----------------------------------------------------------------------------------------
Management fees/(6)                               0.59%          0.59%         0.59%
Distribution and service
(12b-1) fees                                      0.25%          0.99%         0.99%
Other expenses                                    0.45%          0.45%         0.45%
Acquired fund fees and expenses/(7)               0.02%          0.02%         0.02%
                                              -------------------------------------------
                                              -------------------------------------------
Total annual Fund operating expenses/(6)           1.31%          2.05%         2.05%
Management fee reduction/(6)                      -0.02%         -0.02%        -0.02%
                                              -------------------------------------------
                                              -------------------------------------------
NET ANNUAL FUND OPERATING EXPENSES/(6,7)           1.29%          2.03%         2.03%



1. The redemption fee is calculated as a percentage of the amount redeemed (using standard rounding criteria), and may be charged when you sell or exchange your shares or if your shares are involuntarily redeemed. The fee is retained by the Fund and generally withheld from redemption proceeds. For more details, see "Redemption Fee" section.
2. The dollar amount of the sales charge is the difference between the offering price of the shares purchased (which factors in the applicable sales charge in this table) and the net asset value of those shares. Since the offering price is calculated to two decimal places using standard rounding criteria, the number of shares purchased and the dollar amount of the sales charge as a percentage of the offering price and of your net investment may be higher or lower depending on whether there was a downward or upward rounding.
3. There is a 1% contingent deferred sales charge that applies to investments of $1 million or more (see page 95) and purchases by certain retirement plans without an initial sales charge.
4. Declines to zero after six years.
5. New or additional investments into Class B are no longer permitted. Existing shareholders of Class B shares may continue as Class B shareholders, continue to reinvest dividends into Class B shares and exchange their Class B shares for Class B shares of other Franklin Templeton funds as permitted by the current exchange privileges.
6. For the fiscal year ended April 30, 2007, the manager had agreed in advance to reduce its fee to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund. This reduction is required by the Fund's board of trustees and an exemptive order by the Securities and Exchange Commission.
7. Net annual Fund operating expenses differ from the ratio of expenses to average net assets shown in the Financial Highlights, which reflect the operating expenses of the Fund and do not include acquired fund fees and expenses.

EXAMPLE

This example can help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:

o You invest $10,000 for the periods shown;
o Your investment has a 5% return each year; and
o The Fund's operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                                         1 YEAR      3 YEARS     5 YEARS      10 YEARS
-----------------------------------------------------------------------------------------
If you sell your shares at the end of the period:
Class A                                  $699/(1)     $960        $1,242       $2,042
Class B                                   $606        $937        $1,293       $2,362/(2)
Class C                                   $306        $637        $1,093       $2,358
If you do not sell your shares:
Class B                                   $206        $637        $1,093       $2,362/(2)
Class C                                   $206        $637        $1,093       $2,358


1. Assumes a contingent deferred sales charge (CDSC) will not apply.
2. Assumes conversion of Class B shares to Class A shares after eight years, lowering your annual expenses from that time on.

MANAGEMENT


Franklin Advisers, Inc. (Advisers), One Franklin Parkway, San Mateo, CA 94403-1906, is the Fund's investment manager. Together, Advisers and its affiliates manage over $621 billion in assets.


The Fund is managed by a team of dedicated professionals focused on investments in healthcare operations. The portfolio managers of the team are as follows:

MATTHEW WILLEY CFA, PORTFOLIO MANAGER OF ADVISERS

Mr. Willey has been a manager of the Fund since 2003. He has primary responsibility for the investments of the Fund. He has final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time. He joined Franklin Templeton Investments in 2002. Previously, he was an equity analyst with Credit Suisse First Boston.

EVAN MCCULLOCH CFA, VICE PRESIDENT OF ADVISERS

Mr. McCulloch has been a manager of the Fund since 1994, providing research and advice on the purchases and sales of individual securities and portfolio risk assessment. He joined Franklin Templeton Investments in 1992.

JEANNE WONG CFA, PORTFOLIO MANAGER OF ADVISERS

Ms. Wong has been a manager of the Fund since 2005, providing research and advice on the purchases and sales of individual securities and portfolio risk assessment. She joined Franklin Templeton Investments in 1995.

The Fund's SAI provides additional information about the portfolio managers' compensation, other accounts they manage and their ownership of Fund's shares.


The Fund pays Advisers a fee for managing the Fund's assets. For the fiscal year ended April 30, 2007, management fees, before any reduction, were 0.59% of the Fund's average daily net assets for its services. Under an agreement by the manager to reduce its fees to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund, the Fund paid 0.57% of its average daily net assets to the manager for its services. This reduction is required by the Fund's board of trustees and an exemptive order by the Securities and Exchange Commission.


FINANCIAL HIGHLIGHTS

This table presents the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gains. This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.


FRANKLIN GLOBAL HEALTH CARE FUND


                                                                    -------------------------------------------------------------
                                                                                         YEAR ENDED APRIL 30,
CLASS A                                                                 2007         2006        2005         2004         2003
                                                                    -------------------------------------------------------------

PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ..............................   $  23.31     $  20.36     $ 19.86      $ 15.53      $ 20.80
                                                                    -------------------------------------------------------------
Income from investment operations a:

   Net investment income (loss) b ...............................         -- d       0.12       (0.08)       (0.10)       (0.09)

   Net realized and unrealized gains (losses) ...................       2.74         2.83        0.58         4.43        (4.62)
                                                                    -------------------------------------------------------------
Total from investment operations ................................       2.74         2.95        0.50         4.33        (4.71)
                                                                    -------------------------------------------------------------
Less distributions from:

   Net investment income ........................................      (0.13)          --          --           --           --

   Net realized gains ...........................................         --           --          --           --        (0.56)
                                                                    -------------------------------------------------------------
Total distributions .............................................      (0.13)          --          --           --        (0.56)
                                                                    -------------------------------------------------------------
Redemption fees .................................................         -- d         -- d        -- d         --           --
                                                                    -------------------------------------------------------------
Net asset value, end of year ....................................   $  25.92     $  23.31     $ 20.36      $ 19.86      $ 15.53
                                                                    =============================================================

Total return c ..................................................      11.80%       14.44%       2.52%       27.88%      (22.56)%

RATIOS TO AVERAGE NET ASSETS

Expenses ........................................................       1.27% e      1.26% e     1.32% e      1.36%        1.44%

Net investment income (loss) ....................................         -- f       0.55%      (0.42)%      (0.52)%      (0.54)%

SUPPLEMENTAL DATA

Net assets, end of year (000's) .................................   $108,756     $106,293     $86,934      $91,314      $73,991

Portfolio turnover rate .........................................      29.33%       39.75%      77.50%       82.63%      137.37%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d     Amount rounds to less than $0.01 per share.

e     Benefit of expense reduction rounds to less than 0.01%.

f     Rounds to less than 0.01%.



FRANKLIN GLOBAL HEALTH CARE FUND

                                                                    -------------------------------------------------------------
                                                                                     YEAR ENDED APRIL 30,
CLASS B                                                                 2007        2006         2005         2004         2003
                                                                    -------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ..............................    $ 22.08     $ 19.44      $ 19.10      $ 15.04      $ 20.33
                                                                    -------------------------------------------------------------
Income from investment operations a:

   Net investment income (loss) b ...............................      (0.17)      (0.04)       (0.22)       (0.23)       (0.20)

   Net realized and unrealized gains (losses) ...................       2.59        2.68         0.56         4.29        (4.53)
                                                                    -------------------------------------------------------------
Total from investment operations ................................       2.42        2.64         0.34         4.06        (4.73)
                                                                    -------------------------------------------------------------
Less distributions from net realized gains ......................         --          --           --           --        (0.56)
                                                                    -------------------------------------------------------------
Redemption fees .................................................         -- d        -- d         -- d         --           --
                                                                    -------------------------------------------------------------
Net asset value, end of year ....................................    $ 24.50     $ 22.08      $ 19.44      $ 19.10      $ 15.04
                                                                    =============================================================

Total return c ..................................................      10.96%      13.58%        1.78%       26.91%      (23.10)%

RATIOS TO AVERAGE NET ASSETS

Expenses ........................................................       2.01% e     2.00% e      2.06% e      2.11%        2.18%

Net investment income (loss) ....................................      (0.74)%     (0.19)%      (1.16)%      (1.27)%      (1.28)%

SUPPLEMENTAL DATA

Net assets, end of year (000's) .................................    $11,367     $14,233      $12,060      $13,054      $ 8,892

Portfolio turnover rate .........................................      29.33%      39.75%       77.50%       82.63%      137.37%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d     Amount rounds to less than $0.01 per share.

e     Benefit of expense reduction rounds to less than 0.01%.




FRANKLIN GLOBAL HEALTH CARE FUND

                                                                    -------------------------------------------------------------
                                                                                        YEAR ENDED APRIL 30,
CLASS C                                                                 2007        2006         2005         2004         2003
                                                                    -------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ..............................    $ 21.87     $ 19.24      $ 18.92      $ 14.90      $ 20.15
                                                                    -------------------------------------------------------------
Income from investment operations a:

   Net investment income (loss) b ...............................      (0.17)      (0.04)       (0.22)       (0.22)       (0.20)

   Net realized and unrealized gains (losses) ...................       2.56        2.67         0.54         4.24        (4.49)
                                                                    -------------------------------------------------------------
Total from investment operations ................................       2.39        2.63         0.32         4.02        (4.69)
                                                                    -------------------------------------------------------------
Less distributions from net realized gains ......................         --          --           --           --        (0.56)
                                                                    -------------------------------------------------------------
Redemption fees .................................................         -- d        -- d         -- d         --           --
                                                                    -------------------------------------------------------------
Net asset value, end of year ....................................    $ 24.26     $ 21.87      $ 19.24      $ 18.92      $ 14.90
                                                                    =============================================================
Total return c ..................................................      10.93%      13.67%        1.69%       26.98%      (23.16)%

RATIOS TO AVERAGE NET ASSETS

Expenses ........................................................       2.01% e     2.01% e      2.07% e      2.11%        2.19%

Net investment income (loss) ....................................      (0.74)%     (0.20)%      (1.17)%      (1.27)%      (1.29)%

SUPPLEMENTAL DATA

Net assets, end of year (000's) .................................    $27,560     $29,083      $22,021      $23,850      $18,700

Portfolio turnover rate .........................................      29.33%      39.75%       77.50%       82.63%      137.37%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d     Amount rounds to less than $0.01 per share.

e     Benefit of expense reduction rounds to less than 0.01%.



FRANKLIN GLOBAL COMMUNICATIONS FUND

GOAL AND STRATEGIES

GOAL

The Fund's investment goal is to seek to provide total return, without undue risk. Total return consists of both capital appreciation and current dividend and interest income.

MAIN INVESTMENT STRATEGIES


Under normal market conditions, the Fund invests at least 80% of its net assets in securities of companies that are involved in the development, manufacture or sale of communications services and communications equipment (communications companies). Shareholders will be given at least 60 days' advance notice of any change to this policy. The Fund primarily invests in equity securities of communications companies.


Investments may include, for example:

o companies involved in the provision of traditional telecommunications services, such as wireline and wireless services for the transmission of voice, video, and/or advanced data services;
o companies involved in the distribution of information such as: cable television, satellite, broadcasting, and print media companies, as well as data service providers;
o content providers including entertainment, media, advertising, software, and publishing companies;
o companies that sell, manufacture, and/or distribute communications equipment and components, including those that produce computer hardware and software used to enable communications; and
o companies that provide communication and computing related outsourcing services to enterprises and individuals.

[Begin callout]
The Fund concentrates in equity securities of U.S. and non-U.S.
communications companies.
[End callout]


The Fund may invest in companies of any size, and may, from time to time, invest a significant portion of its assets in securities of smaller companies. An equity security represents a proportionate share of the ownership of a company; its value is based on the success of the company's business, any income paid to stockholders, the value of its assets, and general market conditions. Common stocks and preferred stocks are examples of equity securities.


In addition to its investments in communications companies, the Fund may also invest up to 20% of its net assets in equity or debt securities of any type of foreign or U.S. issuer.

The Fund may buy communications companies anywhere in the world, including emerging markets, but generally invests a greater percentage of its assets in U.S. companies than any other single country. The Fund may also buy American, European, and Global Depositary Receipts. Depositary receipts are certificates typically issued by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic company.

PORTFOLIO SELECTION


The manager is a research driven, fundamental investor, pursuing a growth strategy. As a "bottom-up" investor focusing primarily on individual securities, the manager chooses companies that have identifiable drivers of future earnings growth and that present, in the manager's opinion, the best trade-off between earnings growth, business and financial risk, and valuation. The manager relies on a team of analysts to help provide in-depth industry expertise and uses both qualitative and quantitative analysis to evaluate companies for distinct and sustainable competitive advantages likely to lead to growth in earnings and/or share price. Competitive advantages such as a particular product niche, proven technology, sound financial position, and strong management are all factors the manager believes may contribute to strong growth potential.


TEMPORARY INVESTMENTS

When the manager believes market or economic conditions are unusual or unfavorable for investors, the manager may invest up to 100% of the Fund's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Temporary defensive investments generally may include money market fund shares, money market instruments and short-term debt securities. The manager also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. In these circumstances, the Fund may be unable to achieve its investment goal.

MAIN RISKS

COMMUNICATIONS COMPANIES


By focusing on communications companies, the Fund carries much greater risk of adverse developments affecting these types of companies than a fund that invests in companies from a wide variety of industries. The securities of communications companies may experience more price volatility than securities of companies in other industries. For example, communications companies are subject to significant competitive pressures, such as new market entrants, aggressive pricing and competition for market share and the potential for falling profit margins. These companies also face the risks that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. These factors can affect the profitability of communications companies and, as a result, the value of their securities. Prices of these companies' securities historically have been more volatile than other securities, especially over the short term. Portions of the communications industry are also subject to government regulation which may affect company profitability and share price.


[Begin callout]
Because the securities the Fund holds fluctuate in price with global market conditions, currencies, and interest rate movements, the value of your investment in the Fund will go up and down. This means you could lose money over short or even extended periods.
[End callout]

STOCKS


Although this may not be the case in foreign markets, in the U.S., stocks historically have outperformed other types of investments over the long term. Individual stock prices, however, tend to go up and down more dramatically. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. A slower-growth or recessionary economic environment could have an adverse effect on the price of the various stocks held by the Fund.

GROWTH STYLE INVESTING

Growth stock prices reflect projections of future earnings or revenues, and can, therefore, fall dramatically if the company fails to meet those projections. Growth stocks may also be more expensive relative to their earnings or assets compared to value or other stocks, and if their valuations return to more typical norms, their prices may moderate or fall. Prices of these companies' securities historically have been more volatile than other securities, especially over the short term.


FOREIGN SECURITIES

Investing in foreign securities, including depositary receipts, typically involves more risks than investing in U.S. securities. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations. These risks can increase the potential for losses in the Fund and affect its share price.

CURRENCY EXCHANGE RATES. Foreign securities may be issued and traded in foreign currencies. As a result, their values may be affected by changes in exchange rates between foreign currencies and the U.S. dollar, as well as between currencies of countries other than the U.S. For example, if the value of the U.S. dollar goes up compared to a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars.


POLITICAL AND ECONOMIC DEVELOPMENTS. The political, economic and social structures of some foreign countries may be less stable and more volatile than those in the U.S. Investments in these countries may be subject to the risks of internal and external conflicts, currency devaluations, foreign ownership limitations and tax increases. It is possible that a government may take over the assets or operations of a company or impose restrictions on the exchange or export of currency or other assets. Some countries also may have different legal systems that may make it difficult for the Fund to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments. Diplomatic and political developments, including rapid and adverse political changes, social instability, regional conflicts, terrorism and war, could affect the economies, industries and securities and currency markets, and the value of the Fund's investments, in non-U.S. countries. These factors are extremely difficult, if not impossible, to predict and take into account with respect to the Fund's investments.


TRADING PRACTICES. Brokerage commissions and other fees may be higher for foreign securities. Government supervision and regulation of foreign stock exchanges, currency markets, trading systems and brokers may be less than in the U.S. The procedures and rules governing foreign transactions and custody (holding of the Fund's assets) also may involve delays in payment, delivery or recovery of money or investments.

AVAILABILITY OF INFORMATION. Foreign companies may not be subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies. Thus, there may be less information publicly available about foreign companies than about most U.S. companies.

LIMITED MARKETS. Certain foreign securities may be less liquid (harder to sell) and more volatile than many U.S. securities. This means the Fund may at times be unable to sell foreign securities at favorable prices.

SMALLER COMPANIES


While smaller companies may offer substantial opportunities for capital growth they also involve substantial risks and should be considered speculative. Historically, smaller company securities have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions.

In addition, smaller companies may lack depth of management, be unable to generate funds necessary for growth or development, or be developing or marketing new products or services for which markets are not yet established and may never become established. Smaller companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying any loans which are floating rate.


More detailed information about the Fund, its policies and risks can be found in the Fund's Statement of Additional Information (SAI).

A description of the Fund's policies and procedures regarding the release of portfolio holdings information is also available in the Fund's SAI. Portfolio holdings information can be viewed online at franklintempleton.com.

[Begin callout]
Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Mutual fund shares involve investment risks, including the possible loss of principal. [End callout]

PERFORMANCE

This bar chart and table show the volatility of the Fund's returns, which is one indicator of the risks of investing in the Fund. The bar chart shows changes in the Fund's returns from year to year over the past 10 calendar years. The table shows how the Fund's average annual total returns compare to those of a broad-based securities market index. Of course, past performance cannot predict or guarantee future results. All Fund performance assumes reinvestment of dividends and capital gains.

CLASS A ANNUAL TOTAL RETURNS/(1)

[Insert bar graph]



26.96%      6.48%    51.60%    -32.43%   -29.83%   -34.43%   38.93%     13.77%    14.78%    24.00%
-------------------------------------------------------------------------------------------------------
97          98       99        00        01        02        03         04        05        06



                                      YEAR
Best Quarter:                                  Q4 '99         34.38%
Worst Quarter:                                 Q4 '00        -25.43%

AVERAGE ANNUAL TOTAL RETURNS


For the periods ended December 31, 2006





                                                1 YEAR          5 YEARS          10 YEARS
----------------------------------------------------------------------------------------------
Franklin Global Communications Fund -
Class A/(2)
Return Before Taxes                             16.90%           6.82%            3.05%
Return After Taxes on Distributions             16.90%           6.75%            1.61%
Return After Taxes on Distributions and         10.99%           5.87%            1.95%
Sale of Fund Shares
S&P 500(R) Index/(3)                            15.78%           6.19%            8.42%
Bloomberg World Communications Index/(4)        23.34%             -                -
(indices reflect no deduction for
fees, expenses, or taxes)

                                                                                   SINCE
                                                                                 INCEPTION
                                                1 YEAR           5 YEARS          (1/1/99)
-----------------------------------------------------------------------------------------------
Franklin Global Communications                  19.21%            7.00%            0.00%
 Fund - Class B/(2)
S&P 500(R) Index/(3)                            15.78%            6.19%            3.42%
Bloomberg World Communications Index/(4)        23.34%              -                -



                                                1 YEAR          5 YEARS          10 YEARS
----------------------------------------------------------------------------------------------
Franklin Global Communications Fund -
Class C/(2)                                      22.18%           7.26%            2.91%
S&P 500(R) Index/(3)                             15.78%           6.19%            8.42%
Bloomberg World Communications Index/(4)         23.34%             -                -


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your particular tax situation and may differ from those shown.

These after-tax return figures do not apply to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The Fund's past performance, before and after taxes, is not necessarily an indication of how it will perform in the future.

After-tax returns are shown only for Class A; after-tax returns for other classes of shares will vary.


1. Figures do not reflect sales charges. If they did, returns would be lower. As of June 30, 2007, the Fund's year-to-date return was 16.47% for Class A.

2. Figures reflect sales charges.
3. Source: Standard & Poor's Micropal. The unmanaged Standard & Poor's 500 Index (S&P 500) consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of most widely used benchmarks of U.S. equity performance. The index includes reinvestment of any income or distributions. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

4. Source: Standard & Poor's Micropal. The Bloomberg World Communications Index is a market capitalization-weighted index designed to measure equity performance of the communications sector of the Bloomberg World Index. Performance for the Bloomberg World Index has only been available since
8/31/03. The index includes reinvestment of any income or distributions. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES               (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
                                            CLASS A     CLASS B(5)    CLASS C
-----------------------------------------------------------------------------
Maximum sales charge (load)
 as a percentage of offering price       5.75%/(2)    4.00%        1.00%
 Load imposed on purchases               5.75%/(2)    None         None
 Maximum deferred sales charge (load)    None/(3)     4.00%/(4)    1.00%
Redemption fee on shares sold within 7
calendar days following their purchase
date/(1)                                 2.00%        2.00%        2.00%

Please see "Choosing a Share Class" on page 90 for an explanation of how and when these sales charges apply.

ANNUAL FUND OPERATING EXPENSES     (EXPENSES DEDUCTED FROM FUND ASSETS)
                                        CLASS A      CLASS B(5)      CLASS C
-------------------------------------------------------------------------------
Management fees/(6)                       0.63%          0.63%         0.63%
Distribution and service
(12b-1) fees                              0.25%          0.99%         1.00%
Other expenses                            0.55%          0.55%         0.55%
Acquired fund fees and expenses/(7)       0.01%          0.01%         0.01%
                                    -------------------------------------------
                                    -------------------------------------------
Total annual Fund operating expenses      1.44%          2.18%         2.19%
Management fee reduction/(6)             -0.01%         -0.01%        -0.01%
                                    -------------------------------------------
                                    -------------------------------------------
NET ANNUAL FUND OPERATING EXPENSES/(6,7)  1.43%          2.17%         2.18%

1. The redemption fee is calculated as a percentage of the amount redeemed (using standard rounding criteria), and may be charged when you sell or exchange your shares or if your shares are involuntarily redeemed. The fee is retained by the Fund and generally withheld from redemption proceeds. For more details, see "Redemption Fee" section.
2. The dollar amount of the sales charge is the difference between the offering price of the shares purchased (which factors in the applicable sales charge in this table) and the net asset value of those shares. Since the offering price is calculated to two decimal places using standard rounding criteria, the number of shares purchased and the dollar amount of the sales charge as a percentage of the offering price and of your net investment may be higher or lower depending on whether there was a downward or upward rounding.
3. There is a 1% contingent deferred sales charge that applies to investments of $1 million or more (see page 95) and purchases by certain retirement plans without an initial sales charge.
4. Declines to zero after six years.
5. New or additional investments into Class B are no longer permitted. Existing shareholders of Class B shares may continue as Class B shareholders, continue to reinvest dividends into Class B shares and exchange their Class B shares for Class B shares of other Franklin Templeton funds as permitted by the current exchange privileges.
6. For the fiscal year ended April 30, 2007, the manager had agreed in advance to reduce its fee to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund. This reduction is required by the Fund's board of trustees and an exemptive order by the Securities and Exchange Commission.
7. Net annual Fund operating expenses differ from the ratio of expenses to average net assets shown in the Financial Highlights, which reflect the operating expenses of the Fund and do not include acquired fund fees and expenses.


EXAMPLE

This example can help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:

o You invest $10,000 for the periods shown;
o Your investment has a 5% return each year; and
o The Fund's operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                  1 YEAR      3 YEARS     5 YEARS      10 YEARS
-------------------------------------------------------------------------------
If you sell your shares at the
end of the period:
Class A                           $712/(1)    $1,001      $1,312     $2,190
Class B                           $620        $979        $1,364     $2,507/(2)
Class C                           $321        $682        $1,169     $2,513
If you do not sell your shares:
Class B                           $220        $679        $1,164     $2,507/(2)
Class C                           $221        $682        $1,169     $2,513


1. Assumes a contingent deferred sales charge (CDSC) will not apply.
2. Assumes conversion of Class B shares to Class A shares after eight years, lowering your annual expenses from that time on.

MANAGEMENT


Franklin Advisers, Inc. (Advisers), One Franklin Parkway, San Mateo, CA 94403-1906, is the Fund's investment manager. Together, Advisers and its affiliates manage over $621 billion in assets.


The Fund is managed by a team of dedicated professionals focused on investments in communications companies. The portfolio managers of the team are as follows:

GRANT BOWERS, VICE PRESIDENT OF ADVISERS

Mr. Bowers has been a manager of the Fund since 2003. He has primary responsibility for the investments of the Fund. He has final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time. He joined Franklin Templeton Investments in 1993.


TIFFANY HSIAO, PORTFOLIO MANAGER OF ADVISERS


Ms. Hsiao has been a manager for the Fund since 2005, providing research and advice on the purchases and sales of individual securities and portfolio risk assessment. She joined Franklin Templeton Investments in 2001.

The Fund's SAI provides additional information about the portfolio managers' compensation, other accounts that they manage and their ownership of Fund shares.


The Fund pays Advisers a fee for managing the Fund's assets. For the fiscal year ended April 30, 2007, management fees, before any reduction, were 0.63% of the Fund's average daily net assets. Under an agreement by the manager to reduce its fees to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund, the Fund paid 0.62% of its average daily net assets to the manager for its services. This reduction is required by the Fund's board of trustees and an exemptive order by the Securities and Exchange Commission.


FINANCIAL HIGHLIGHTS

This table presents the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gains. This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.

FRANKLIN GLOBAL COMMUNICATIONS FUND

                                                                   ----------------------------------------------------------------
                                                                                         YEAR ENDED APRIL 30,
CLASS A                                                               2007          2006          2005          2004         2003
                                                                   ----------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ............................    $ 11.46       $  7.94       $  7.63       $  5.92      $  6.85
                                                                   ----------------------------------------------------------------
Income from investment operations a:

   Net investment income (loss) b .............................      (0.11)        (0.04)           -- d          -- d         -- d

   Net realized and unrealized gains (losses) .................       2.01          3.66          0.33          1.71        (0.93)
                                                                   ----------------------------------------------------------------
Total from investment operations ..............................       1.90          3.62          0.33          1.71        (0.93)
                                                                   ----------------------------------------------------------------
Less distributions from net investment income .................         --         (0.10)        (0.02)           --           --
                                                                   ----------------------------------------------------------------
Redemption fees ...............................................         -- d          -- d          -- d          --           --
                                                                   ----------------------------------------------------------------
Net asset value, end of year ..................................    $ 13.36       $ 11.46       $  7.94       $  7.63      $  5.92
                                                                   ================================================================

Total return c ................................................      16.58%        45.70%         4.32%        28.89%      (13.58)%

RATIOS TO AVERAGE NET ASSETS

Expenses ......................................................       1.42% e       1.40% e       1.47% e       1.47%        1.67%

Net investment income (loss) ..................................      (0.96)%       (0.40)%        0.04%        (0.03)%      (0.05)%

SUPPLEMENTAL DATA

Net assets, end of year (000's) ...............................    $74,026       $69,746       $49,926       $59,702      $53,722

Portfolio turnover rate .......................................     121.15%       149.34%       171.40%       137.83%       94.95%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d     Amount rounds to less than $0.01 per share.

e     Benefit of expense reduction rounds to less than 0.01%.



FRANKLIN GLOBAL COMMUNICATIONS FUND

                                                                   ----------------------------------------------------------------
                                                                                         YEAR ENDED APRIL 30,
CLASS B                                                               2007          2006          2005          2004         2003
                                                                   ----------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ............................    $ 10.94       $  7.59       $  7.33       $  5.73      $  6.67
                                                                   ----------------------------------------------------------------
Income from investment operations a:

   Net investment income (loss) b .............................      (0.19)        (0.11)        (0.05)        (0.05)       (0.04)

   Net realized and unrealized gains (losses) .................       1.91          3.48          0.31          1.65        (0.90)
                                                                   ----------------------------------------------------------------
Total from investment operations ..............................       1.72          3.37          0.26          1.60        (0.94)
                                                                   ----------------------------------------------------------------
Less distributions from net investment income .................         --         (0.02)           --            --           --
                                                                   ----------------------------------------------------------------
Redemption fees ...............................................         -- d          -- d          -- d          --           --
                                                                   ================================================================
Net asset value, end of year ..................................    $ 12.66       $ 10.94       $  7.59       $  7.33      $  5.73
                                                                   ================================================================

Total return c ................................................      15.71%        44.57%         3.69%        27.75%      (14.09)%

RATIOS TO AVERAGE NET ASSETS

Expenses ......................................................       2.16% e       2.14% e       2.21% e       2.22%        2.36%

Net investment income (loss) ..................................      (1.70)%       (1.14)%       (0.70)%       (0.78)%      (0.74)%

SUPPLEMENTAL DATA

Net assets, end of year (000's) ...............................    $ 3,636       $ 3,517       $ 2,663       $ 3,170      $ 2,690

Portfolio turnover rate .......................................     121.15%       149.34%       171.40%       137.83%       94.95%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d     Amount rounds to less than $0.01 per share.

e     Benefit of expense reduction rounds to less than 0.01%.



FRANKLIN GLOBAL COMMUNICATIONS FUND

                                                                   ----------------------------------------------------------------
                                                                                         YEAR ENDED APRIL 30,
CLASS C                                                               2007          2006          2005          2004         2003
                                                                   ----------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ............................    $ 10.96       $  7.60       $  7.34       $  5.74      $  6.69
                                                                   ----------------------------------------------------------------
Income from investment operations a:

   Net investment income (loss) b .............................      (0.19)        (0.11)        (0.05)        (0.05)       (0.05)

   Net realized and unrealized gains (losses) .................       1.90          3.50          0.31          1.65        (0.90)
                                                                   ----------------------------------------------------------------
Total from investment operations ..............................       1.71          3.39          0.26          1.60        (0.95)
                                                                   ----------------------------------------------------------------
Less distributions from net investment income .................         --         (0.03)           --            --           --
                                                                   ----------------------------------------------------------------
Redemption fees ...............................................         -- d          -- d          -- d          --           --
                                                                   ----------------------------------------------------------------
Net asset value, end of year ..................................    $ 12.67       $ 10.96       $  7.60       $  7.34      $  5.74
                                                                   ================================================================

Total return c ................................................      15.69%        44.61%         3.54%        27.87%      (14.20)%

RATIOS TO AVERAGE NET ASSETS

Expenses ......................................................       2.17% e       2.15% e       2.22% e       2.22%        2.47%

Net investment income (loss) ..................................      (1.71)%       (1.15)%       (0.71)%       (0.78)%      (0.85)%

SUPPLEMENTAL DATA

Net assets, end of year (000's) ...............................    $13,572       $10,287       $ 7,054       $ 8,633      $ 7,377

Portfolio turnover rate .......................................     121.15%       149.34%       171.40%       137.83%       94.95%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d     Amount rounds to less than $0.01 per share.

e     Benefit of expense reduction rounds to less than 0.01%.


FRANKLIN NATURAL RESOURCES FUND

GOAL AND STRATEGIES

GOAL

The Fund's investment goal is to seek to provide high total return. Total return consists of both capital appreciation and current dividend and interest income.

MAIN INVESTMENT STRATEGIES


Under normal market conditions, the Fund invests at least 80% of its net assets in the equity and debt securities of companies in the natural resources sector. Shareholders will be given at least 60 days' advance notice of any change to this policy.


The Fund may invest a significant portion of its assets in smaller capitalization companies, which are generally companies with a market capitalization of less than $1.5 billion at the time of the Fund's investment.

[Begin callout]
The Fund normally invests at least 80% of its net assets in the equity and debt securities of U.S. and foreign companies in the natural resources sector.
[End callout]

For the Fund's investment purposes, the natural resources sector includes companies that own, produce, refine, process, transport and market natural resources and companies that provide related services. The sector includes, for example, the following industries: integrated oil, oil and gas exploration and production, gold and other precious metals, steel and iron ore production, energy services and technology, base metal production, forest products, farming products, paper products, chemicals, building materials, coal, alternative energy sources and environmental services. In addition to its investments in companies in the natural resources sector, the Fund may also invest up to 20% of its net assets in equity or debt securities of any type of foreign or U.S. issuer.


Under normal market conditions, the Fund invests primarily in equity securities and in debt securities convertible into equity securities. An equity security represents a proportionate share of the ownership of a company; its value is based on the success of the company's business, any income paid to stockholders, the value of its assets, and general market conditions. Common stocks and preferred stocks are examples of equity securities. Debt securities represent the obligation of the issuer to repay a loan of money to it, and generally pay interest to the holder. Bonds, notes, and debentures are examples of debt securities. Convertible securities have characteristics of both debt securities (which is frequently the form in which they are first issued) and equity securities (which is what they can be converted into).


The Fund anticipates that, under normal conditions, it will invest more of its assets in U.S. securities than in securities of any other single country, but the Fund may invest up to 50% of its total assets in foreign securities, including emerging market securities. The Fund may also buy American Depositary Receipts. Depositary receipts are certificates typically issued by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic company.

PORTFOLIO SELECTION


The manager is a research driven, fundamental investor, pursuing a growth strategy. As a "bottom-up" investor focusing primarily on individual securities, the manager chooses companies that have identifiable drivers of future earnings growth and that present, in the manager's opinion, the best trade-off between earnings growth, business and financial risk, and valuation. The manager relies on a team of analysts to help provide in-depth industry expertise and uses both qualitative and quantitative analysis to evaluate companies for distinct and sustainable competitive advantages likely to lead to growth in earnings and/or share price. Competitive advantages such as a particular product niche, proven technology, sound financial position, and records, and strong management are all factors the manager believes may contribute to strong growth potential.



TEMPORARY INVESTMENTS

When the manager believes market or economic conditions are unusual or unfavorable for investors, the manager may invest up to 100% of the Fund's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Temporary defensive investments generally may include money market fund shares, money market instruments and short-term debt securities. The manager also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. In these circumstances, the Fund may be unable to achieve its investment goal.

MAIN RISKS

NATURAL RESOURCES SECTOR

By focusing on the natural resources sector, the Fund carries much greater risks of adverse developments than a fund that invests in a wider variety of industries. The securities of companies in the natural resources sector may experience more price volatility than securities of companies in other industries. Some of the commodities used as raw materials or produced by these companies are subject to broad price fluctuations as a result of industry wide supply and demand factors. As a result, companies in the natural resources sector often have limited pricing power over supplies or for the products they sell which can affect their profitability.

[Begin callout]
Because the securities the Fund holds fluctuate in price, the value of your investment in the Fund will go up and down. This means you could lose money over short or even extended periods.
[End callout]

The Fund's concentration in the securities of companies with substantial natural resource assets will expose the Fund to the price movements of natural resources to a greater extent than a more broadly diversified mutual fund. Because the Fund invests primarily in this economic sector, there is the risk that the Fund will perform poorly during an economic downturn or a slump in demand for natural resources.

STOCKS

Although this may not be the case in foreign markets, in the U.S., stocks historically have outperformed other types of investments over the long term. Individual stock prices, however, tend to go up and down more dramatically. These price movements may result from factors affecting individual companies, industries, or the securities market as a whole.

GROWTH STYLE INVESTING


Growth stock prices reflect projections of future earnings or revenues, and can, therefore, fall dramatically if the company fails to meet those projections. Growth stocks may also be more expensive relative to their earnings or assets compared to value or other stocks, and if their valuations return to more typical norms, their prices may moderate or fall. Prices of these companies' securities historically have been more volatile than other securities, especially over the short term.


SMALLER COMPANIES

While smaller companies may offer substantial opportunities for capital growth they also involve substantial risks and should be considered speculative. Historically, smaller company securities have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities and the greater sensitivity of smaller companies to changing economic conditions.

In addition, smaller companies may lack depth of management, may be unable to generate funds necessary for growth or development, or may be developing or marketing new products or services for which markets are not yet established and may never become established. Smaller companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying any loans which are floating rate.

FOREIGN SECURITIES

Investing in foreign securities, including depositary receipts, typically involves more risks than investing in U.S. securities. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations. These risks can increase the potential for losses in the Fund and affect its share price. In the natural resources sector, many companies whose securities trade in the U.S. are nevertheless impacted by many of these risks because they have operations in foreign countries, or may be dependent upon commodities supplied by foreign countries.

CURRENCY EXCHANGE RATES. Foreign securities may be issued and traded in foreign currencies. As a result, their values may be affected by changes in exchange rates between foreign currencies and the U.S. dollar, as well as between currencies of countries other than the U.S. For example, if the value of the U.S. dollar goes up compared to a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth less U.S. dollars.


POLITICAL AND ECONOMIC DEVELOPMENTS. The political, economic and social structures of some foreign countries may be less stable and more volatile than those in the U.S. Investments in these countries may be subject to the risks of internal and external conflicts, currency devaluations, foreign ownership limitations and tax increases. It is possible that a government may take over the assets or operations of a company or impose restrictions on the exchange or export of currency or other assets. Some countries also may have different legal systems that may make it difficult for the Fund to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments. Diplomatic and political developments, including rapid and adverse political changes, social instability, regional conflicts, terrorism and war, could affect the economies, industries and securities and currency markets, and the value of the Fund's investments, in non-U.S. countries. These factors are extremely difficult, if not impossible, to predict and take into account with respect to the Fund's investments.


TRADING PRACTICES. Brokerage commissions and other fees may be higher for foreign securities. Government supervision and regulation of foreign stock exchanges, currency markets, trading systems and brokers may be less than in the U.S. The procedures and rules governing foreign transactions and custody (holding of the Fund's assets) also may involve delays in payment, delivery or recovery of money or investments.

AVAILABILITY OF INFORMATION. Foreign companies may not be subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies. Thus, there may be less information publicly available about foreign companies than about most U.S. companies.

LIMITED MARKETS. Certain foreign securities may be less liquid (harder to sell) and more volatile than many U.S. securities. This means the Fund may at times be unable to sell foreign securities at favorable prices.

CONVERTIBLE SECURITIES

The value of convertible securities may rise and fall with the market value of the underlying stock or, like a debt security, vary with changes in interest rates and the credit quality of the issuer. A convertible security tends to perform more like a stock when the underlying stock price is high (because it is assumed it will be converted) and more like a debt security when the underlying stock price is low (because it is assumed it will not be converted). Because its value can be influenced by many different factors, a convertible security is not as sensitive to interest rate changes as a similar non-convertible debt security, and generally has less potential for gain or loss than the underlying stock.

More detailed information about the Fund, its policies and risks can be found in the Fund's Statement of Additional Information (SAI).

A description of the Fund's policies and procedures regarding the release of portfolio holdings information is also available in the Fund's SAI. Portfolio holdings information can be viewed online at franklintempleton.com.

[Begin callout]
Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Mutual fund shares involve investment risks, including the possible loss of principal. [End callout]

PERFORMANCE

This bar chart and table show the volatility of the Fund's returns, which is one indicator of the risks of investing in the Fund. The bar chart shows changes in the Fund's returns from year to year over the past 10 calendar years. The table shows how the Fund's average annual total returns compare to those of a broad-based securities market index. Of course, past performance (before or after taxes) cannot predict or guarantee future results. All Fund performance assumes reinvestment of dividends and capital gains.

CLASS A ANNUAL TOTAL RETURNS/(1)

[Insert bar graph]


3.67%     -26.03%   33.52%      34.82%    -16.70%   -5.24%     24.98%    31.23%    37.50%    14.24%
97          98        99          00        01        02         03        04        05        06

                     YEAR
Best Quarter:                           Q3 '05         23.70%
Worst Quarter:                          Q3 '01        -20.71%

AVERAGE ANNUAL TOTAL RETURNS

For the periods ended December 31, 2006

                                            1 YEAR       5 YEARS      10 YEARS
-------------------------------------------------------------------------------
Franklin Natural Resources Fund - Class A/(2)
Return Before Taxes                          7.68%       18.13%        10.22%
Return After Taxes on Distributions          6.36%       17.65%         9.60%
Return After Taxes on Distributions and
Sale of Fund Shares                          6.26%       15.39%         8.78%
S&P 500(R) Index/(3)                        15.78%        6.19%         8.42%
Goldman Sachs Natural Resources Index/(4)   15.12%       16.41%         9.38%
(indices reflect no deduction for fees,
expenses, or taxes)

                                                                        SINCE
                                                                      INCEPTION
                                                           1 YEAR      (9/1/05)
--------------------------------------------------------------------------------
Franklin Natural Resources Fund - Class B
Return Before Taxes                                     12.39%       11.77%
S&P 500(R) Index/(3)                                    15.78%       14.04%
Goldman Sachs Natural Resources Index(4)                15.12%       13.36%


                                            1 YEAR       5 YEARS       10 YEARS
-------------------------------------------------------------------------------
Franklin Natural Resources Fund - Advisor
Class
Return Before Taxes                         14.59%       19.98%         11.71%
S&P 500(R) Index/(3)                        15.78%        6.19%          8.42%
Goldman Sachs Natural Resources Index/(4)   15.12%       16.41%         9.38%


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your particular tax situation and may differ from those shown.

These after-tax return figures do not apply to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The Fund's past performance, before and after taxes, is not necessarily an indication of how it will perform in the future.

After-tax returns are shown only for Class A; after-tax returns for other classes of shares will vary.


1. Figures do not reflect sales charges. If they did, returns would be lower. As of June 30, 2007 the Fund's year-to-date return was 22.81% for Class A.

2. Figures reflect sales charges.
3. Source: Standard & Poor's Micropal. The unmanaged Standard & Poor's 500 Index (S&P 500) consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of most widely used benchmarks of U.S. equity performance. The index includes reinvestment of any income or distributions. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

4. Source: Goldman Sachs. The unmanaged Goldman Sachs Natural Resources Index is a modified capitalization-weighted index that includes companies in the energy, timber, forestry, paper and agricultural industries.
This is a price-only index and does not include dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.




FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


SHAREHOLDER FEES               (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
                                                                        ADVISOR
                                              CLASS A     CLASS C        CLASS
-------------------------------------------------------------------------------
Maximum sales charge (load) as a percentage of
offering price                                  5.75%/(2)      1.00%       None
  Load imposed on purchases                     5.75%/(2)      None        None
  Maximum deferred sales charge (load)           None/(3)      1.00%       None
Redemption fee on shares sold within 7 calendar trading days following their purchase date/(1)
                                                 2.00%       2.00%       2.00%

Please see "Choosing a Share Class" on page 90 for an explanation of how and when these sales charges apply.

ANNUAL FUND OPERATING EXPENSES     (EXPENSES DEDUCTED FROM FUND ASSETS)
                                                                        ADVISOR
                                                CLASS A       CLASS C     CLASS
-------------------------------------------------------------------------------
Management fees/(4)                              0.50%         0.50%      0.50%
Distribution and service
(12b-1) fees                                     0.27%         1.00%      None
Other expenses                                   0.27%         0.27%      0.27%
Acquired fund fees and expenses/(5)              0.01%         0.01%      0.01%
                                             ----------------------------------
                                             ----------------------------------
Total annual Fund operating expenses/(4)         1.05%         1.78%      0.78%
Management fee reduction/(4)                    -0.01%        -0.01%     -0.01%
                                          -------------------------------------
                                          -------------------------------------
NET ANNUAL FUND OPERATING EXPENSES/(4,5)         1.04%         1.77%      0.77%

1. The redemption fee is calculated as a percentage of the amount redeemed (using standard rounding criteria), and may be charged when you sell or exchange your shares or if your shares are involuntarily redeemed. The fee is retained by the Fund and generally withheld from redemption proceeds. For more details, see "Redemption Fee" section.

2. The dollar amount of the sales charge is the difference between the offering price of the shares purchased (which factors in the applicable sales charge in this table) and the net asset value of those shares. Since the offering price is calculated to two decimal places using standard rounding criteria, the number of shares purchased and the dollar amount of the sales charge as a percentage of the offering price and of your net investment may be higher or lower depending on whether there was a downward or upward rounding.

3. There is a 1% contingent deferred sales charge that applies to investments of $1 million or more (see page 95) and purchases by certain retirement plans without an initial sales charge.
4. For the fiscal year ended April 30, 2007, the manager had agreed in advance to reduce its fee to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund. This reduction is required by the Fund's board of trustees and an exemptive order by the Securities and Exchange Commission.
5. Net annual Fund operating expenses differ from the ratio of expenses to average net assets shown in the Financial Highlights, which reflect the operating expenses of the Fund and do not include acquired fund fees and expenses.


EXAMPLE

This example can help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:

o You invest $10,000 for the periods shown; o Your investment has a 5% return each year; and o The Fund's operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                 1 YEAR      3 YEARS     5 YEARS      10 YEARS
-------------------------------------------------------------------------------
If you sell your shares at the end of the period:
Class A                         $675/(1)     $887        $1,116       $1,773
Class C                         $280         $557          $959       $2,084
Advisor Class                    $79         $246          $428         $954
If you do not sell your shares:
Class C                         $180         $557          $959       $2,084


1. Assumes a contingent deferred sales charge (CDSC) will not apply.

MANAGEMENT


Franklin Advisers, Inc. (Advisers), One Franklin Parkway, San Mateo, CA 94403-1906, is the Fund's investment manager. Together, Advisers and its affiliates manage over $621 billion in assets.


The Fund is managed by a team of dedicated professionals focused on investments in the equity and debt securities of the natural resources companies. The portfolio managers of the team are as follows:

FREDERICK G. FROMM CFA, VICE PRESIDENT OF ADVISERS

Mr. Fromm has been a manager of the Fund since 2003. He has primary responsibility for the investments of the Fund. He has final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time. He joined Franklin Templeton Investments in 1992.


STEVE LAND, PORTFOLIO MANAGER OF ADVISERS


Mr. Land has been a portfolio manager of the Fund since 1999, providing research and advice on the purchases and sales of individual securities and portfolio risk assessment. He joined Franklin Templeton Investments in 1997.

The Fund's SAI provides additional information about the portfolio managers' compensation, other accounts that they manage and their ownership of Fund shares.


The Fund pays Advisers a fee for managing the Fund's assets. For the fiscal year ended April 30, 2007, management fees, before any reduction, were 0.50% of the Fund's average daily net assets. Under an agreement by the manager to reduce its fees to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund, the Fund paid 0.49% of its average daily net assets to the manager for its services. This reduction is required by the Fund's board of trustees and an exemptive order by the Securities and Exchange Commission.


FINANCIAL HIGHLIGHTS

This table presents the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gains. This information has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.


FRANKLIN NATURAL RESOURCES FUND

                                                        --------------------------------------------------------------
                                                                            YEAR ENDED APRIL 30,
CLASS A                                                     2007         2006         2005         2004        2003
                                                        -------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ..................   $  35.92     $  24.32     $  18.80     $  13.60     $ 16.96
                                                        -------------------------------------------------------------
Income from investment operations a:

   Net investment income (loss) b ...................       0.09         0.13         0.04        (0.04)       0.01

   Net realized and unrealized gains (losses) .......       4.29        12.64         5.48         5.26       (3.33)
                                                        -------------------------------------------------------------
Total from investment operations ....................       4.38        12.77         5.52         5.22       (3.32)
                                                        -------------------------------------------------------------
Less distributions from:

   Net investment income ............................      (0.25)       (0.09)          --        (0.02)      (0.04)

   Net realized gains ...............................      (2.21)       (1.08)          --           --          --
                                                        -------------------------------------------------------------
Total distributions .................................      (2.46)       (1.17)          --        (0.02)      (0.04)
                                                        -------------------------------------------------------------
Redemption fees .....................................         -- d         -- d         -- d         --          --
                                                        -------------------------------------------------------------
Net asset value, end of year ........................   $  37.84     $  35.92     $  24.32     $  18.80     $ 13.60
                                                        =============================================================

Total return c ......................................      12.86%       53.11%       29.36%       38.36%     (19.62)%

RATIOS TO AVERAGE NET ASSETS

Expenses ............................................       1.03% e      1.02% e      1.08% e      1.27%       1.34%

Net investment income (loss) ........................       0.26%        0.44%        0.17%       (0.24)%      0.04%

SUPPLEMENTAL DATA

Net assets, end of year (000's) .....................   $475,912     $440,475     $211,327     $102,725     $39,515

Portfolio turnover rate .............................      51.51%       56.08%       29.89%       59.53%      44.97%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d     Amount rounds to less than $0.01 per share.

e     Benefit of expense reduction rounds to less than 0.01%.



FRANKLIN NATURAL RESOURCES FUND

                                                           ---------------------------
                                                            YEAR ENDED APRIL 30,
CLASS C                                                       2007         2006 f
                                                           ---------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year .....................   $ 35.79        $ 31.56
                                                           ---------------------------
Income from investment operations a:

   Net investment income (loss) b ......................     (0.17)         (0.01)

   Net realized and unrealized gains (losses) ..........      4.25           5.39
                                                           ---------------------------
Total from investment operations .......................      4.08           5.38
                                                           ---------------------------
Less distributions from:

   Net investment income ...............................     (0.08)         (0.07)

   Net realized gains ..................................     (2.21)         (1.08)
                                                           ---------------------------
Total distributions ....................................     (2.29)         (1.15)
                                                           ---------------------------
Redemption fees ........................................        -- d           -- d
                                                           ---------------------------
Net asset value, end of year ...........................   $ 37.58        $ 35.79
                                                           ===========================

Total return c .........................................     12.01%         17.47%

RATIOS TO AVERAGE NET ASSETS

Expenses ...............................................      1.76% e        1.67% e,g

Net investment income (loss) ...........................     (0.47)%        (0.21)% g

SUPPLEMENTAL DATA

Net assets, end of year (000's) ........................   $33,723        $18,485

Portfolio turnover rate ................................     51.51%         56.08%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d     Amount rounds to less than $0.01 per share.

e     Benefit of expense reduction rounds to less than 0.01%.

f     For the period September 1, 2005 (effective date) to April 30, 2006.

g     Annualized.

FRANKLIN NATURAL RESOURCES FUND

                                                        ---------------------------------------------------------
                                                                           YEAR ENDED APRIL 30,
ADVISOR CLASS                                              2007        2006        2005        2004        2003
                                                        ---------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ..................   $ 37.57     $ 25.35     $ 19.53     $ 14.11     $ 17.57
                                                        ---------------------------------------------------------
Income from investment operations a:

   Net investment income b ..........................      0.18        0.25        0.13        0.02        0.05

   Net realized and unrealized gains (losses) .......      4.52       13.18        5.69        5.45       (3.41)
                                                        ---------------------------------------------------------
Total from investment operations ....................      4.70       13.43        5.82        5.47       (3.36)
                                                        ---------------------------------------------------------
Less distributions from:

   Net investment income ............................     (0.35)      (0.13)         --       (0.05)      (0.10)

   Net realized gains ...............................     (2.21)      (1.08)         --          --          --
                                                        ---------------------------------------------------------
Total distributions .................................     (2.56)      (1.21)         --       (0.05)      (0.10)
                                                        ---------------------------------------------------------
Redemption fees .....................................        -- c        -- c        -- c        --         --
                                                        ---------------------------------------------------------
Net asset value, end of year ........................   $ 39.71     $ 37.57     $ 25.35     $ 19.53     $ 14.11
                                                        =========================================================

Total return ........................................     13.20%      53.55%      29.80%      38.83%     (19.18)%

RATIOS TO AVERAGE NET ASSETS ........................

Expenses                                                   0.76% d     0.69% d     0.73% d     0.92%       1.03%

Net investment income ...............................      0.53%       0.77%       0.52%       0.11%       0.35%

SUPPLEMENTAL DATA

Net assets, end of year (000's) .....................   $52,103     $43,874     $33,048     $11,185     $   460

Portfolio turnover rate .............................     51.51%      56.08%      29.89%      59.53%      44.97%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c     Amount rounds to less than $0.01 per share.

d     Benefit of expense reduction rounds to less than 0.01%.


ADDITIONAL MANAGEMENT INFORMATION


A discussion regarding the basis for the board of trustees approving the investment management contracts of the Funds is available in the Funds' annual report to shareholders for the fiscal year ended April 30.

On August 2, 2004, Franklin Resources, Inc. announced that Advisers (investment manager to many of the funds within Franklin Templeton Investments, and an affiliate of the investment manager to the other funds) reached a settlement with the Securities and Exchange Commission (SEC) that resolved the issues resulting from the SEC's investigation of market timing activity in the Franklin Templeton Investments funds. Under the terms of the settlement and the SEC's administrative order, pursuant to which Advisers neither admitted nor denied any of the findings contained therein, Advisers agreed, among other matters, to pay $50 million, of which $20 million is a civil penalty, to be distributed to shareholders of certain funds in accordance with a plan to be developed by an independent distribution consultant. Such a distribution plan has been prepared and submitted to the SEC for approval. On June 6, 2007, the SEC posted for public comment the proposed plan of distribution for the market timing settlement. Following a 30-day public comment period, and once the SEC approves the final plan of distribution, disbursements of settlement monies will be made promptly to individuals who were shareholders of the designated funds during the relevant period, in accordance with the terms and conditions of the settlement and plan.


Franklin Resources, Inc., certain of its subsidiaries and certain funds, current and former officers, employees, and directors have been named in multiple lawsuits in different courts alleging violations of various federal securities and state laws and seeking, among other relief, monetary damages, restitution, removal of fund trustees, directors, investment managers, administrators, and distributors, rescission of management contracts and 12b-1 plans, and/or attorneys' fees and costs. Specifically, the lawsuits claim breach of duty with respect to alleged arrangements to permit market timing and/or late trading activity, or breach of duty with respect to the valuation of the portfolio securities of certain Templeton funds managed by Franklin Resources, Inc. subsidiaries, allegedly resulting in market timing activity. The majority of these lawsuits duplicate, in whole or in part, the allegations asserted in the SEC's findings as described above. The lawsuits are styled as class actions, or derivative actions on behalf of either the named funds or Franklin Resources, Inc.

To date, more than 400 similar lawsuits against at least 19 different mutual fund companies, among other defendants, have been filed in federal district courts throughout the country. Because these cases involve common questions of fact, the Judicial Panel on Multidistrict Litigation (the Judicial Panel) ordered the creation of a multidistrict litigation in the United States District Court for the District of Maryland, entitled "In re Mutual Funds Investment Litigation" (the MDL). The Judicial Panel then transferred similar cases from different districts to the MDL for coordinated or consolidated pretrial proceedings.


On December 13, 2004, Franklin Templeton Distributors, Inc. (Distributors) (the principal underwriter of shares of the Franklin Templeton mutual funds) and Advisers reached an agreement with the SEC, resolving the issues resulting from the SEC's investigation concerning marketing support payments to securities dealers who sell fund shares. In connection with that agreement, in which Advisers and Distributors neither admitted nor denied any of the findings contained therein, they agreed to pay the funds a penalty of $20 million and disgorgement of $1 (one dollar), in accordance with a plan to be developed by an independent distribution consultant to be paid for by Advisers and Distributors. The SEC approved the independent distribution consultant's proposed plan of distribution arising from this SEC order, and disbursement of the settlement monies to the designated funds under this plan was completed in September 2006, in accordance with the terms and conditions of the SEC's order and the plan.

Franklin Resources, Inc., certain of its subsidiaries and certain funds, current and former officers, employees, and directors, have also been named in multiple lawsuits alleging violations of federal securities and state laws relating to the disclosure of marketing support payments and/or payment of allegedly excessive commissions and/or advisory or distribution fees, and seeking, among other relief, monetary damages, restitution, rescission of advisory contracts, including recovery of all fees paid pursuant to those contracts, an accounting of all monies paid to the named investment managers, declaratory relief, injunctive relief, and/or attorneys' fees and costs. These lawsuits are styled as class actions or derivative actions brought on behalf of certain funds.


Franklin Resources, Inc. previously disclosed these issues as matters under investigation by government authorities and the subject of an internal company inquiry as well as private lawsuits in its regulatory filings and on its public website. Any further updates on these matters will be disclosed on Franklin Resources, Inc.'s website at franklintempleton.com under "Statement on Current Industry Issues."

DISTRIBUTIONS AND TAXES

INCOME AND CAPITAL GAIN DISTRIBUTIONS


Each Fund has qualified to be treated as a regulated investment company under the Internal Revenue Code (Code). As a regulated investment company, a Fund generally pays no federal income tax on the income and gains it distributes to you. Each Fund intends to make a distribution at least annually from its net investment income and any net realized capital gains. The amount of any distribution will vary, and there is no guarantee a Fund will pay either an income dividend or a capital gain distribution. Your income dividends and capital gain distribution will be automatically reinvested in additional shares at net asset value unless you elect to receive cash payments.

ANNUAL STATEMENTS. Every January, you will receive a statement that shows the tax status of distributions you received the previous year, including, for U.S. investors, the amount of any qualified dividend income subject to tax at capital gains rates and, for non-U.S. investors, the amount of your ordinary dividends that have been exempt from nonresident alien withholding taxes because they are interest-related or short-term capital gain dividends. Distributions declared in December but paid in January are taxable as if they were paid in December.

A Fund may at times find it necessary to reclassify income after it issues your tax reporting statement. This can result from rules in the Code that effectively prevent regulated investment companies such as a Fund, and Real Estate Investment Trusts (REITs) in which the Fund invests, from ascertaining with certainty until after the calendar year end, the final amount and character of distributions the Fund has received on its investments during the prior calendar year. Prior to issuing your statement, Franklin Templeton Investments makes every effort to search for reclassified income to reduce the number of corrected forms mailed to shareholders. However, when necessary, your Fund will send you a corrected Form 1099-DIV to reflect reclassified information. If you receive a corrected Form 1099-DIV, use the information on this Form, and not the information on your original statement, in completing your tax returns.

AVOID "BUYING A DIVIDEND." If you invest in a Fund shortly before it makes a distribution, you may receive some of your investment back in the form of a taxable distribution. For example, if you buy 500 shares in the Fund on December 10th at the Fund's net asset value (NAV) of $10 per share, and the Fund makes a distribution on December 15th of $1 per share, your shares will then have an NAV of $9 per share (disregarding any change in the Fund's market value), and you will have to pay a tax on what is essentially a return of your investment of $1 per share. This tax treatment is required even if you reinvest the $1 per share distribution in additional Fund shares.


TAX CONSIDERATIONS

In general, if you are a taxable investor, Fund distributions are taxable to you at either ordinary income or capital gains tax rates. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash.


DIVIDEND INCOME. A portion of the income dividends paid to you by a Fund may be qualified dividends subject to taxation at the long-term capital gain rates. In general, income dividends from portfolio investments in the stock of domestic corporations and qualified foreign corporations are permitted this favored federal tax treatment. Income dividends from interest earned by a Fund on debt securities and dividends received from unqualified foreign corporations continue to be taxed at the higher ordinary income tax rates. Distributions of qualified dividends are eligible for these reduced rates of taxation only if you own your shares for at least 61 days during the 121-day period beginning 60 days before the ex-dividend date of any dividend.


DISTRIBUTIONS OF CAPITAL GAINS. Fund distributions of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains are taxable as long-term capital gains no matter how long you have owned your shares. Long-term capital gain distributions qualify for the 15% tax rate (5% for individuals in the 10% and 15% federal rate brackets).
SALES OF FUND SHARES. When you sell your shares in a Fund, you may realize a capital gain or loss. For tax purposes, an exchange of your Fund shares for shares of a different Franklin Templeton fund is the same as a sale, and will normally generate a gain or loss that will be reported to you in your year-end tax information. An exchange of your shares in one class in the Fund for shares of another class in the SAME Fund is not a taxable event, and no gain or loss will be reported on such a transaction.



If you have owned your Fund shares from more than one year, any gains reportable on the sale of your shares will also qualify for the reduced rates of taxation on capital gains as discussed above.


BACKUP WITHHOLDING. If you do not provide your Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding at a rate of 28% on any distributions of income, capital gains or proceeds from the sale of your shares. Each Fund also must withhold if the Internal Revenue Service (IRS) instructs it to do so.

STATE, LOCAL AND FOREIGN TAXES. Fund distributions and gains from the sale of your Fund shares generally are subject to state and local taxes.


As global funds, the Global Health Fund and the Global Communications Fund may each be subject to foreign withholding taxes on income from certain of their foreign investments. If either Fund qualifies to pass through to you the tax benefits from foreign taxes it pays on its investments, and elects to do so, then any foreign taxes it pays on these investments may be passed through to you as a foreign tax credit.

RECEIPT OF EXCESS INCLUSION INCOME BY A FUND. Income received by a Fund from certain equity interests in mortgage pooling vehicles or residual interests in Real Estate Mortgage Investment Conduits (REMICs) is treated as "excess inclusion income." A Fund may derive such income either as a result of its direct investment in such interests or, indirectly, through its investment in REITs that hold such interests or otherwise qualify as taxable mortgage pools. In general, each Fund must allocate this income to its shareholders in proportion to dividends paid with the same consequences as if the shareholders directly received the excess inclusion income, and must pay a tax on any of this income that is allocable to "disqualified organizations," which are generally certain cooperatives, governmental entities and tax-exempt organizations that are exempt from tax on unrelated business taxable income (UBTI).

The rules concerning excess inclusion income are complex and unduly burdensome in their current form, and the Funds' advisors are awaiting further guidance from the IRS on how these rules are to be implemented. Shareholders should talk to their tax advisors about whether an investment in one of these Funds is a suitable investment given the potential tax consequences of a Fund's receipt and distribution of excess inclusion income.

NON-U.S. INVESTORS

Non-U.S. investors may be subject to a U.S. withholding tax at a 30% or lower treaty rate on all Fund dividends of ordinary income. Non-U.S. investors may also be subject to U.S. estate tax on their investment in a Fund. They also have special certification requirements that, if not met, can subject them to backup withholding on any dividends, distributions and redemption proceeds that they receive from a Fund. Each of these subjects is discussed in greater detail in the "Distributions and Taxes - Non-U.S. investors" section of the Statement of Additional Information.

Exemptions from withholding are currently provided for distributions designated as long-term capital gains and for ordinary dividends designated as short-term capital gains or interest-related dividends. The exemptions from withholding on ordinary dividends designated as short-term capital gains or interest-related dividends are due to sunset on April 30, 2008. Unless these exemptions are extended or made permanent before the sunset provisions become effective, non-U.S. investors will again be subject to nonresident withholding taxes on any ordinary dividends designated as short-term capital gains or interest-related dividends that they receive.

OTHER TAX INFORMATION. This discussion of "Distributions and Taxes" is not written to provide you with tax advice, and does not purport to deal with all of the tax consequences that may be applicable to your investment in a Fund. You should consult your own tax advisor regarding your particular circumstances before making an investment in a Fund, or about the federal, state, local and foreign tax consequences of your investment in a Fund.


YOUR ACCOUNT

The board of trustees has approved the termination of offering Class B shares. Existing shareholders of Class B shares may continue as Class B shareholders, continue to reinvest dividends into Class B shares and exchange their Class B shares for Class B shares of other Franklin Templeton funds as permitted by the current exchange privileges. New or additional investments into Class B are not permitted. For Class B shares outstanding on February 28, 2005 and Class B shares acquired upon reinvestment of dividends, all Class B share attributes, including the associated Rule 12b-1 fee, contingent deferred sales charge and conversion features, will continue.

CHOOSING A SHARE CLASS

Each class has its own sales charge and expense structure, allowing you to choose the class that best meets your situation. Your investment representative can help you decide. Investors may purchase Class C or Class R shares only for Fund accounts on which they have appointed an investment representative (financial advisor) of record. Investors who have not appointed an investment representative (financial advisor) to existing Class C or Class R share Fund accounts, may not make additional purchases to those accounts but may exchange their shares to a Franklin Templeton fund that offers Class C or Class R shares. Dividend and capital gain distributions may continue to be reinvested in existing Class B, Class C or Class R share Fund accounts. These provisions do not apply to Employer Sponsored Retirement Plans.



     CLASS A                  CLASS C               CLASS R               ADVISOR CLASS
     -------------------------------------------------------------------------------------------
     Initial sales charge of  No initial sales      No initial sales      For qualified
     5.75% or less            charge                charge                investors, see page
                                                                             100
     Deferred sales charge    Deferred sales        Deferred sales
     of 1% on purchases of    charge of 1% on       charge is not
     $1 million or more sold  shares you sell       applicable
     within 18 months         within 12 months
     Lower annual expenses    Higher annual         Higher annual
     than Class C or R due    expenses than Class   expenses than Class
     to lower distribution    A due to higher       A due to higher
     fees                     distribution fees     distribution fees
                                                    (lower than Class C)



[Begin callout]
FRANKLIN TEMPLETON FUNDS include all of the U.S. registered mutual funds of Franklin Templeton Investments and the Franklin Mutual Recovery Fund. They do not include the funds in the Franklin Templeton Variable Insurance Products Trust.
[End callout]

CLASS A, B, C & R

SALES CHARGES - CLASS A

                                  THE SALES CHARGE MAKES  WHICH EQUALS THIS % OF
                                  UP THIS % OF THE        YOUR NET INVESTMENT*
WHEN YOU INVEST THIS AMOUNT       OFFERING PRICE*
-------------------------------------------------------------------------------
Under $50,000                          5.75                    6.10
-------------------------------------------------------------------------------
$50,000 but under $100,000             4.50                    4.71
-------------------------------------------------------------------------------
$100,000 but under $250,000            3.50                    3.63
-------------------------------------------------------------------------------
$250,000 but under $500,000            2.50                    2.56
-------------------------------------------------------------------------------
$500,000 but under $1 million          2.00                    2.04
-------------------------------------------------------------------------------

*The dollar amount of the sales charge is the difference between the offering price of the shares purchased (which factors in the applicable sales charge in this table) and the net asset value of those shares. Since the offering price is calculated to two decimal places using standard rounding criteria, the number of shares purchased and the dollar amount of the sales charge as a percentage of the offering price and of your net investment may be higher or lower depending on whether there was a downward or upward rounding.

SALES CHARGE REDUCTIONS AND WAIVERS

QUANTITY DISCOUNTS. We offer two ways for you to combine your current purchase of Class A Fund shares with other existing Franklin Templeton fund share holdings that might enable you to qualify for a lower sales charge with your current purchase. You can qualify for a lower sales charge when you reach certain "sales charge breakpoints." This quantity discount information is also available free of charge at www.franklintempleton.com/ retail/jsp_cm/fund_perf/pub/quantity_discount.jsp. This web page can also be reached at franklintempleton.com by clicking the "Funds & Performance" tab and then choosing "Quantity Discounts." 1. CUMULATIVE QUANTITY DISCOUNT - lets you combine certain existing holdings of Franklin Templeton fund shares - referred to as "cumulative quantity discount eligible shares" - with your current purchase of Class A shares to determine if you qualify for a sales charge breakpoint.

Cumulative quantity discount eligible shares are shares:

(i) Registered to (or held for):

o     You, individually;
o Your spouse or domestic partner, as recognized by applicable state law;
o     You jointly with your spouse or domestic partner;
o You jointly with another unrelated (not a spouse or domestic partner) person if that other person has not included the value of the shares as cumulative quantity discount eligible shares for purposes of that person's separate investments in Franklin Templeton fund shares;
o A trustee/custodian of a Coverdell Education Savings account for which you are the identified responsible person on the records of the "current purchase broker-dealer" (as defined below) or its affiliate;
o A trustee/custodian of your IRA (which includes a Roth IRA and an employer sponsored IRA such as a SIMPLE IRA) or your non-ERISA covered 403(b), if the shares are registered with the Fund (or in the current purchase broker-dealer's brokerage account) under your Social Security number or the trustee/custodian is providing IRA custody services for clients of the current purchase broker-dealer as an affiliate of, or under contract with, the firm; or
o Any entity over which you or your spouse or domestic partner have individual or shared authority, as principal, to buy and sell shares for the account (for example, an UGMA/UTMA account for a child on which you or your spouse or domestic partner are the custodian, a trust on which you or your spouse or domestic partner are the trustee, a business account [not to include retirement plans] for your solely owned business [or the solely owned business of your spouse or domestic partner] on which you [or your spouse or domestic partner] are the authorized signer); THAT ARE

(ii) in one or more accounts maintained by the transfer agent for the Franklin Templeton funds on which your "current purchase broker-dealer" (as defined below) is the broker-dealer of record or one or more brokerage accounts maintained with your "current purchase broker-dealer." Your current purchase broker-dealer is the broker-dealer (financial advisor) for the Fund account (or brokerage account) that will hold the shares from your current purchase. If you do not select a broker-dealer (financial advisor) for your current purchase, we will consider the distributor of the Fund's shares to be your current purchase broker-dealer for purposes of identifying cumulative quantity discount eligible shares that might be combined with your current purchase.

If you believe there are cumulative quantity discount eligible shares that can be combined with your current purchase to achieve a sales charge breakpoint, you must, at the time of your purchase (including at the time of any future purchase) specifically identify those shares to your current purchase broker-dealer.

The value of cumulative quantity discount eligible shares equals the cost or current value of those shares, whichever is higher. The current value of shares is determined by multiplying the number of shares by their highest current public offering price. You should retain any records necessary to substantiate historical share costs because your current purchase broker-dealer may not have or maintain this information.

If there are cumulative quantity discount eligible shares that would qualify for combining with your current purchase and you do not tell your current purchase broker-dealer at the time of your current purchase or any future purchase, you may not receive the benefit of a reduced sales charge that might otherwise be available.

Franklin Templeton fund shares held as follows cannot be combined with your current purchase for purposes of the cumulative quantity discount:


o Shares held indirectly through financial intermediaries other than your current purchase broker-dealer (for example, shares held in a different broker-dealer's brokerage account or with a bank, an insurance company separate account or an investment advisor); or
o Shares held through an administrator or trustee/custodian of an Employer Sponsored Retirement Plan (for example, a 401(k) plan); or
o  Shares held in a 529 college savings plan; or
o Shares held directly in a Franklin Templeton fund account on which the broker-dealer (financial advisor) of record is different than your current purchase broker-dealer.

Franklin Templeton fund assets held in multiple Employer Sponsored Retirement Plans may be combined in order to qualify for sales charge breakpoints at the plan level if the plans are sponsored by the same employer.

A "Qualified Retirement Plan" is an employer sponsored pension or profit sharing plan that qualifies under section 401(a) of the Internal Revenue Code, including 401(k), money purchase pension, profit sharing and defined benefit plans.

An "Employer Sponsored Retirement Plan" is a Qualified Retirement Plan, ERISA covered 403(b) and certain non-qualified deferred compensation arrangements that operate in a similar manner to a Qualified Retirement Plan, such as 457 plans and executive deferred compensation arrangements, but not including employer sponsored IRAs.

2. LETTER OF INTENT (LOI) - expresses your intent to buy a stated dollar amount of "cumulative quantity discount eligible shares" (as defined in the "Cumulative quantity discount" section above) over a 13-month period and lets you receive the same sales charge as if all shares had been purchased at one time. We will reserve 5% of your total intended purchase in Class A shares registered in your name until you fulfill your LOI to cover any additional sales charge that may apply if you do not buy the amount stated in your LOI. Please refer to the SAI for more LOI details.
To sign up for these programs, complete the appropriate section of your account application.

SALES CHARGE WAIVERS. Class A shares may be purchased without an initial sales charge or contingent deferred sales charge (CDSC) by certain investors or for certain payments. If you would like information about available sales charge waivers, call your investment representative or call Shareholder Services at 1-800/632-2301. A list of available sales charge waivers also may be found in the SAI.

INVESTMENTS OF $1 MILLION OR MORE


If you invest $1 million or more, either as a lump sum or through our cumulative quantity discount or letter of intent programs, you can buy Class A shares without an initial sales charge. However, there is a 1% CDSC on any shares you sell within 18 months of purchase. The way we calculate the CDSC is the same for each class (please see page 97).


DISTRIBUTION AND SERVICE (12B-1) FEES

Class A has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows Biotechnology Discovery Fund, Natural Resources Fund, and Technology Fund to pay distribution fees of up to 0.35% per year and Communications Fund and Health Care Fund to pay distribution fees of up to 0.25% per year to those who sell and distribute Class A shares and provide other services to shareholders. Because these fees are paid out of Class A's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


SALES CHARGES - CLASS B -
COMMUNICATIONS FUND, HEALTH CARE FUND AND TECHNOLOGY FUND


IF YOU SELL YOUR SHARES
WITHIN THIS MANY YEARS AFTER BUYING THEM   THIS % IS DEDUCTED FROM YOUR
                                           PROCEEDS AS A CDSC
-----------------------------------------------------------------------
1 Year                                                     4
2 Years                                                    4
3 Years                                                    3
4 Years                                                    3
5 Years                                                    2
6 Years                                                    1
7 Years                                                    0


There is a CDSC if you sell your shares within six years, as described in the table above. The way we calculate the CDSC is the same for each class (please see page 97). After eight years, your Class B shares automatically convert to Class A shares, lowering your annual expenses from that time on.


DISTRIBUTION AND SERVICE (12B-1) FEES

Class B has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows each Fund to pay distribution and other fees of up to 1% per year for the sale of Class B shares and for services provided to shareholders. Because these fees are paid out of Class B's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALES CHARGES - CLASS C - COMMUNICATIONS FUND, HEALTH CARE FUND, NATURAL RESOURCES FUND AND TECHNOLOGY FUND

With Class C shares, there is no initial sales charge.

We place any investment of $1 million or more in Class A shares, since Class A's annual expenses are lower.

CDSC

There is a 1% CDSC on any Class C shares you sell within 12 months of purchase. The way we calculate the CDSC is the same for each class (please see page 97).

DISTRIBUTION AND SERVICE (12B-1) FEES

Class C has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows each Fund to pay distribution and other fees of up to 1% per year for the sale of Class C shares and for services provided to shareholders. Because these fees are paid out of Class C's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALES CHARGES - CLASS R - TECHNOLOGY FUND

With Class R shares, there is no initial sales charge.

RETIREMENT PLANS

Class R shares are available to the following investors:

o  Employer Sponsored Retirement Plans

o  Any trust or plan established as part of a qualified tuition program under
   Section 529 of the Internal Revenue Code

o Health Reimbursement Accounts and Health Savings Accounts, either as a direct investment or as a separate or managed account.

DISTRIBUTION AND SERVICE (12B-1) FEES

Class R has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows the Fund to pay distribution and other fees of up to 0.50% per year for the sale of Class R shares and for services provided to shareholders. Because these fees are paid out of Class R's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

CONTINGENT DEFERRED SALES CHARGE (CDSC) - CLASS A, B & C

The CDSC for each class is based on the current value of the shares being sold or their net asset value when purchased, whichever is less. There is no CDSC on shares you acquire by reinvesting your dividends or capital gain distributions.

[Begin callout]
The HOLDING PERIOD FOR THE CDSC begins on the day you buy your shares. Your shares will age one month on that same date the next month and each following month.

For example, if you buy shares on the 18th of the month, they will age one month on the 18th day of the next month and each following month.
[End callout]

To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC. If there are not enough of these to meet your request, we will sell the shares in the order they were purchased. We will use this same method if you exchange your shares into another Franklin Templeton fund (please see page 113 for exchange information).

REINSTATEMENT PRIVILEGE

If you sell shares of a Franklin Templeton fund that were held indirectly for your benefit in an account with your investment representative's firm or your bank's trust department or that were registered to you directly by the Fund's transfer agent (or, to an affiliated custodian or trustee of the Fund's transfer agent), you may reinvest all or a portion of the proceeds from that sale within 90 days of the sale without an initial sales charge. This Reinstatement Privilege does not apply to: (i) a purchase of Fund shares made through a regularly scheduled automatic investment plan such as a purchase by a regularly scheduled payroll deduction or transfer from a bank account, or (ii) a purchase of Fund shares with proceeds from the sale of Franklin Templeton fund shares that were held indirectly through an Employer Sponsored Retirement Plan that is not a DCS Plan or a non-Franklin Templeton individual or employer sponsored IRA.

In order to take advantage of this Reinstatement Privilege, you must inform your investment representative or the Fund's transfer agent of this privilege at the time of your investment. The proceeds from the earlier sale must also be invested within the same share class as that of the sold shares, except proceeds will be reinvested in Class A shares if the proceeds are from the sale of (i) Class B shares; or (ii) Class C shares or Class R shares if at the time of investment you have not appointed an investment representative (financial advisor) of record for the Fund account(s) in which the purchased shares will be held. Proceeds from the earlier sale of Class Z shares may also be invested in Class A shares under this Reinstatement Privilege.


If you paid a CDSC when you sold your Class A or C shares, we will credit back to you the CDSC paid on the amount you are reinvesting within 90 days of the sale by adding it to the amount of your reinvestment (for example, if you are reinvesting $10,000 within 90 days of an earlier $10,000 sale on which you paid a $100 CDSC, the amount of your reinvestment will equal $10,100). The new shares issued with your reinvestment WILL BE subject to any otherwise applicable CDSC. If, however, you (except Employer Sponsored Retirement Plans) paid a CDSC when you sold (1) Class B shares; or (2) Class C shares held at the time of sale in a Franklin Templeton fund account without an investment representative (financial advisor) appointed by you and invest the proceeds from that sale in Class A shares within 90 days of the sale, you will not be credited with any CDSC paid at the time of sale. In this case, the new Class A shares issued with your reinvestment WILL NOT BE subject to any otherwise applicable CDSC.


Proceeds immediately placed in a Franklin Templeton Bank Certificate of Deposit
(CD) also may be reinvested without an initial sales charge if you reinvest them within 90 days from the date the CD matures, including any rollover.

This privilege does not apply to shares you buy and sell under our exchange program. Shares purchased with the proceeds from a money fund may be subject to a sales charge.

A "DCS Plan" is an Employer Sponsored Retirement Plan that (i) has contracted for current participant level recordkeeping with the Defined Contribution Services (DCS) division of Franklin Templeton Investor Services; or (ii) is receiving current DCS services by contracting with the entity identified in DCS promotional material for participant level recordkeeping related to those DCS services.

QUALIFIED INVESTORS - ADVISOR CLASS


The following investors or investments may qualify to buy Advisor Class shares of the Fund:

o Shares acquired by a financial intermediary in connection with its mutual fund trading platform that the intermediary holds, directly or indirectly, on behalf of a beneficial owner who has entered into a comprehensive fee or other advisory fee arrangement with any broker-dealer, trust company or registered investment advisor (RIA) that is not an affiliate or associated person of the financial intermediary, provided the financial intermediary has entered into an agreement with Distributors authorizing the sale of Fund shares. Minimum initial investment: $50,000 for individual or multiple clients.

o Shares acquired by a financial intermediary that the intermediary holds on behalf of a beneficial owner who has entered into a comprehensive fee or other advisory fee arrangement with the financial intermediary or an affiliate or associated person of the financial intermediary, provided the financial intermediary has entered into an agreement with Distributors authorizing the sale of Fund shares. No minimum initial investment.

o Governments, municipalities, and tax-exempt entities that meet the requirements for qualification under section 501 of the Internal Revenue Code. Minimum initial investment: $1 million in Advisor Class or Class Z shares of any Franklin Templeton fund.

o Current and former officers, trustees, directors, full-time employees (and their family members) of both Franklin Templeton Investments and Franklin Templeton Funds, consistent with our then-current policies. Minimum initial investment: $100 ($50 for accounts with an automatic investment plan).

o  Assets held in accounts managed by a subsidiary of Franklin Resources, Inc.:
   (1) under an advisory agreement (including sub-advisory agreements); and/or
   (2) as Trustee of an inter vivos or testamentary trust.

o Assets held in accounts managed by a state or federally regulated trust company or bank (Trust Company) either as discretionary trustee of an inter vivos or testamentary trust or as manager under an advisory agreement (including sub-advisory) or other agreement that grants the Trust Company investment discretion over those assets (Trust Company Managed Assets) if (i) the aggregate value of Trust Company Managed Assets invested in Franklin Templeton funds at the time of purchase equals at least $1 million; and (ii) the purchased shares are registered directly to the Trust Company in its corporate capacity (not as trustee of an individual trust) and held solely as Trust Company Managed Assets.

o An Employer Sponsored Retirement Plan (Plan) with Plan assets of $1 million or more that is not an Existing DCS Plan. An "Employer Sponsored Retirement Plan" includes (a) an employer sponsored pension or profit sharing plan that qualifies (Qualified Plan) under section 401(a) of the Internal Revenue Code
   (Code), including Code section 401(k), money purchase pension, profit sharing and defined benefit plans; (b) an ERISA covered 403(b); and (c) certain non-qualified deferred compensation arrangements that operate in a similar manner to a Qualified Plan, such as 457 plans and executive deferred compensation arrangements, but not including employer sponsored IRAs. An "Existing DCS Plan" is an Employer Sponsored Retirement Plan that has contracted on or before May 1, 2006 for participant level recordkeeping with an affiliate of Distributors (the Recordkeeping Affiliate) or with the entity identified in the Recordkeeping Affiliate's small business plan promotional materials. An Existing DCS Plan became eligible to purchase Advisor Class shares on May 1, 2007.

o  Any trust or plan established as part of a qualified tuition program under
   Section 529 of the Internal Revenue Code, provided that Distributors or an affiliate of Distributors has entered into a contract with the state sponsor of the program to provide certain services relating to the operation of the program. No initial minimum investment.


o An individual or entity associated with a current customer of Franklin Templeton Institutional, LLC (FTI, LLC) if approved by FTI, LLC in consultation with its customer.

BUYING SHARES


MINIMUM INVESTMENTS - CLASS A, C & R
-------------------------------------------------------------------------------
                                                                      INITIAL
-------------------------------------------------------------------------------
Regular accounts                                                     $1,000
-------------------------------------------------------------------------------
Automatic investment plans                                           $50
-------------------------------------------------------------------------------
UGMA/UTMA accounts                                                   $100
-------------------------------------------------------------------------------
Employer Sponsored Retirement Plans, SIMPLE-IRAs, SEP-IRAs, SARSEPs
or 403(b) plan accounts                                              no minimum
-------------------------------------------------------------------------------
IRAs, IRA rollovers, Coverdell Education Savings Plans or Roth IRAs
                                                                      $250
-------------------------------------------------------------------------------
Broker-dealer sponsored wrap account programs                        no minimum
-------------------------------------------------------------------------------
Current and former full-time employees, officers, trustees and       $100
directors of Franklin Templeton entities, and their family members



-------------------------------------------------------------------------------

Please note that you may only buy shares of a fund eligible for sale in your state or jurisdiction.

ACCOUNT APPLICATION

If you are opening a new account, please complete and sign the enclosed account application. Make sure you indicate the share class you have chosen. If you do not indicate a class, we will place your purchase in Class A shares. To save time, you can sign up now for services you may want on your account by completing the appropriate sections of the application (see "Investor Services" on page 106). For example, if you would like to link one of your bank accounts to your Fund account so that you may use electronic funds transfer to and from your bank account to buy and sell shares, please complete the bank information section of the application. We will keep your bank information on file for future purchases and redemptions. We do not accept cash, credit card convenience checks, non-bank money orders or travelers checks as forms of payment to purchase shares.


BUYING SHARES
-------------------------------------------------------------------------------
                            Opening an account             Adding to an account
-------------------------------------------------------------------------------

Through your investment
representative              Contact your investment        Contact your investment
                            representative                 representative
---------------------------------------------------------------------------------------------
                            If you have another Franklin   Before requesting a telephone or
By Phone/Online             Templeton fund account with    online purchase into an existing
                            your bank account information  account, please make sure we
(Up to $100,000 per         on file, you may open a new    have your bank account
shareholder per day)        account by phone. At this      information on file. If we do
                            time, a new account may not    not have this information, you
1-800/632-2301              be opened online.              will need to send written
                                                           instructions with your bank's
franklintempleton.com       To make a same day             name and address and a voided
                            investment, your phone order   check or savings account deposit
NOTE: (1) CERTAIN ACCOUNT   must be received and accepted  slip. If the bank and Fund
TYPES ARE NOT AVAILABLE     by us by 1:00 p.m. Pacific     accounts do not have at least
FOR ONLINE ACCOUNT ACCESS   time or the close of the New   one common owner, your written
AND (2) THE AMOUNT MAY BE   York Stock Exchange,           request must be signed by all
HIGHER FOR MEMBERS OF       whichever is earlier.          fund and bank account owners,
FRANKLIN TEMPLETON VIP                                     and each individual must have
SERVICESTM.  PLEASE SEE                                    his or her signature guaranteed.
PAGE 109 FOR MORE
INFORMATION REGARDING                                      To make a same day investment,
ELIGIBILITY.                                               your phone or online order must
                                                           be received and accepted by us
                                                           by 1:00 p.m. Pacific time or the
                                                           close of the New York Stock
                                                           Exchange, whichever is earlier.
---------------------------------------------------------------------------------------------
                            Make your check payable to     Make your check payable to the
                            the Fund.                      Fund. Include your account
                                                           number on the check.
By Mail                     Mail the check and your
                            signed application to          Fill out the deposit slip from
                            Investor Services.             your account statement. If you
                                                           do not have a slip,
                                                           include a note with
                                                           your name, the Fund
                                                           name, and your
                                                           account number.

                                                           Mail the check and
                                                           deposit slip or note
                                                           to Investor Services.
---------------------------------------------------------------------------------------------
                            Call  to receive a wire        Call to receive a wire control
                            control number and wire        number and wire instructions.
                            instructions.
                                                           To make a same day wire
By Wire                     Wire the funds and mail your   investment, the wired funds must
                            signed application to          be received and accepted by us
1-800/632-2301              Investor Services. Please      by 1:00 p.m. Pacific time or the
(or 1-650/312-2000 collect) include the wire control       close of the New York Stock
                            number or your new account     Exchange, whichever is earlier.
                            number on the application.

                            To make a same day wire
                            investment, the wired funds
                            must be received and accepted
                            by us by 1:00 p.m. Pacific
                            time or the close of the
                            New York Stock Exchange,
                            whichever is earlier.
---------------------------------------------------------------------------------------------
                            Call Shareholder Services at   Call Shareholder Services at
By Exchange                 1-800/632-2301, or send        1-800/632-2301, or send signed
                            signed written                 written instructions. You also
                            instructions.   You also may   may place an online exchange
                            place an online exchange       order.
franklintempleton.com       order. The automated
                            telephone system cannot be     (Please see page 113 for
                            used to open a new account.    information on exchanges.)

                            (Please see page 113 for
                            information on exchanges.)
---------------------------------------------------------------------------------------------


                      Franklin Templeton Investor Services
                   P.O. Box 997151, Sacramento, CA 95899-7151
                         Call toll-free: 1-800/632-2301
          (Monday through Friday 5:30 a.m. to 5:00 p.m., Pacific time)
               or visit us online 24 hours a day, 7 days a week,
                            at franklintempleton.com



INVESTOR SERVICES

AUTOMATIC INVESTMENT PLAN


This plan offers a convenient way for you to invest in a Fund by automatically transferring money from your checking or savings account each month to buy shares. To sign up, visit us online at franklintempleton.com or complete the appropriate section of your account application and mail it to Investor Services. If you are opening a new account, please include your minimum initial investment with your application.


AUTOMATIC PAYROLL DEDUCTION


You may invest in a Fund automatically by transferring money from your paycheck to a Fund by electronic funds transfer. If you are interested, indicate on your application that you would like to receive an Automatic Payroll Deduction Program kit.


AUTOMATED TELEPHONE SYSTEM

Our automated system offers around-the-clock access to information about your account or any Franklin Templeton fund. This service is available by dialing any of the following numbers from a touch-tone phone:

SHAREHOLDER SERVICES      1-800/632-2301
ADVISOR SERVICES          1-800/524-4040
RETIREMENT SERVICES       1-800/527-2020

DISTRIBUTION OPTIONS

You may reinvest distributions you receive from a Fund in an existing account in the same share class* of the Fund or another Franklin Templeton fund. Initial sales charges and CDSCs will not apply to reinvested distributions. You also can have your distributions deposited in a bank account, or mailed by check. Deposits to a bank account may be made by electronic funds transfer.

If you received a distribution and chose to return it to purchase additional shares in Class A shares of another Franklin Templeton fund, you will not be charged an initial sales charge if you invest the distribution within 90 days of the distribution date.

[Begin callout]
For retirement plans for which Franklin Templeton Bank & Trust is the trustee or custodian, special forms may be needed to receive distributions in cash. Please call 1-800/527-2020 for information.
[End callout]

Please indicate on your application the distribution option you have chosen, otherwise we will reinvest your distributions in the same share class of the Fund.

* Class B and C shareholders may reinvest their distributions in Class A shares of any Franklin Templeton money fund. Advisor Class shareholders may reinvest in Advisor Class or Class A shares of another Franklin Templeton fund. To reinvest your distributions in Advisor Class shares of another Franklin Templeton fund, you must be a current shareholder in Advisor Class or otherwise qualify to buy that fund's Advisor Class shares. DCS Plans may direct distributions to Class A shares if Class R shares are not offered by that fund.

RETIREMENT PLANS

Franklin Templeton Investments offers a variety of retirement plans for individuals and businesses. These plans require separate applications and their policies and procedures may be different than those described in this prospectus. For more information, including a free retirement plan brochure or application, please call Retirement Services at 1-800/527-2020.

TELEPHONE/ONLINE PRIVILEGES

You will automatically receive telephone/online privileges when you open your account, allowing you to obtain or view your account information, and conduct a number of transactions by phone or online, including: buy, sell, or exchange shares of most funds; use electronic funds transfer to buy or sell shares of most funds; change your address; and, add or change account services (including distribution options, systematic withdrawal plans and automatic investment plans).

To view your account information or request online transactions, you will first need to register for these services at the shareholder section of our website at franklintempleton.com. You will be asked to accept the terms of an online agreement(s) and establish a password for online services. If you are registered for online services, you may enroll online in Franklin Templeton's electronic delivery program for your shareholder documents. This will allow you to receive electronic delivery (through our website) of most funds' prospectuses, annual/semiannual reports to shareholders, and proxy statements, as well as your account(s) statements and trade confirmations, and discontinue receiving your paper copies through the U.S. mail. Using our shareholder website means you are consenting to sending and receiving personal financial information over the Internet, so you should be sure you are comfortable with the risks.

As long as we follow reasonable security procedures and act on instructions we reasonably believe are genuine, we will not be responsible for any losses that may occur from unauthorized requests. We will request passwords or other information, and also may record calls. To help safeguard your account, keep your password confidential, and verify the accuracy of your confirmation statements immediately after you receive them. Contact us immediately if you believe someone has obtained unauthorized access to your account or password. For transactions done over the Internet, we recommend the use of an Internet browser with 128-bit encryption. Certain methods of contacting us (such as by phone or by Internet) may be unavailable or delayed during periods of unusual market activity. OF COURSE, YOU CAN DECLINE TELEPHONE BUY, SELL, OR EXCHANGE PRIVILEGES ON YOUR ACCOUNT APPLICATION, OR CHOOSE NOT TO REGISTER FOR ONLINE PRIVILEGES. IF YOU HAVE TELEPHONE/ONLINE PRIVILEGES ON YOUR ACCOUNT AND WANT TO DISCONTINUE THEM, PLEASE CONTACT US FOR INSTRUCTIONS. You may reinstate these privileges at any time in writing, including online registration with respect to online privileges.

NOTE: We discourage you from including confidential or sensitive information in any Internet communication to us. If you do choose to send email (encrypted or not) to us over the Internet, you are accepting the associated risks of lack of confidentiality.

SYSTEMATIC WITHDRAWAL PLAN

This plan allows you to automatically sell your shares and receive regular payments from your account. A CDSC may apply to withdrawals that exceed certain amounts. Certain terms and minimums apply. To sign up, visit us online at franklintempleton.com or complete the appropriate section of your application.

FRANKLIN TEMPLETON VIP SERVICESTM

You may be eligible for Franklin Templeton VIP ServicesTM if you are currently eligible for the $250,000 sales charge breakpoint based solely on shares registered directly with the Franklin Templeton funds' transfer agent and excluding shares held indirectly through brokerage accounts. Franklin Templeton VIP ServicesTM shareholders enjoy enhanced service and transaction capabilities. Please contact Shareholder Services at 1-800/632-2301 for additional information on this program.

SELLING SHARES

You can sell your shares at any time. Please keep in mind that a contingent deferred sales charge (CDSC) may apply.

SELLING SHARES IN WRITING

Generally, requests to sell $100,000 or less can be made over the phone, online, or with a simple letter. Sometimes, however, to protect you and the Fund we will need written instructions signed by all registered owners, with a signature guarantee for each owner, if:

[Begin callout]
A SIGNATURE GUARANTEE helps protect your account against fraud. You can obtain a signature guarantee at most banks and securities dealers.

A notary public CANNOT provide a signature guarantee.
[End callout]

o you are selling more than $100,000 worth of shares o you want your proceeds paid to someone who is not a registered owner o you want to send your proceeds somewhere other than the address of record, or preauthorized bank or brokerage firm account

We also may require a signature guarantee on instructions we receive from an agent, not the registered owners, or when we believe it would protect the Fund against potential claims based on the instructions received.

The amount may be higher for members of Franklin Templeton VIP ServicesTM. Please see page 109 for more information regarding eligibility.

SELLING RECENTLY PURCHASED SHARES

If you sell shares recently purchased, we may delay sending you the proceeds until your check, draft or wire/electronic funds transfer has cleared, which may take seven business days or more.

REDEMPTION PROCEEDS

Your redemption check will be sent within seven days after we receive your request in proper form. We are not able to receive or pay out cash in the form of currency.

RETIREMENT PLANS

You may need to complete additional forms to sell shares in a Franklin Templeton Bank & Trust retirement plan. For participants under age 591/2, tax penalties may apply. Call Retirement Services at 1-800/527-2020 for details.


SELLING SHARES
-------------------------------------------------------------------------------
                             TO SELL SOME OR ALL OF YOUR SHARES
-------------------------------------------------------------------------------
THROUGH YOUR INVESTMENT
REPRESENTATIVE               Contact your investment representative
-------------------------------------------------------------------------------
                             Send written instructions and endorsed share
BY MAIL                      certificates (if you hold share certificates)
                             to Investor Services. Corporate, partnership or trust accounts may need to send additional documents.

                             Specify the Fund, the account number and the dollar value or number of shares you wish to sell. If you own both Class A and B shares, also specify the class of shares, otherwise we will sell your Class A shares first. Be sure to include all necessary signatures and any additional documents, as well as signature guarantees if required.

                             A check will be mailed to the name(s) and address on the account, or otherwise according to your written instructions.
-------------------------------------------------------------------------------


                             As long as your transaction is for $100,000 or
BY PHONE/ONLINE              less, you do not hold share certificates and you
                             have not changed your address by phone or online
                             within the last 15 days, you can sell your shares
                             by phone or online. The amount may be higher for
1-800/632-2301               members of Franklin Templeton VIP ServicesTM.
                             Please see page 109 for more information regarding eligibility.
FRANKLINTEMPLETON.COM



                             A check will be mailed to the name(s) and address
                             on the account, or a pre-authorized secondary
                             address. Written instructions, with a signature
                             guarantee, are required to send the check to
                             another address or to make it payable to another
                             person.
-------------------------------------------------------------------------------
                             You can call, write, or visit us online to have
BY ELECTRONIC FUNDS          redemption proceeds sent to a bank account. See the
TRANSFER (ACH)               policies at left for selling shares by mail, phone,
                             or online.

                             Before requesting to have redemption proceeds sent to a bank account, please make sure we have your bank account information on file. If we do not have this information, you will need to send written instructions with your bank's name and a voided check or savings account deposit slip. If the bank and Fund accounts do not have at least one common owner, you must provide written instructions signed by all fund and bank account owners, and each individual must have his or her signature guaranteed.

                             If we receive your request in proper form by 1:00
                             p.m. Pacific time, proceeds sent by ACH generally
                             will be available within two to three business
                             days.
-------------------------------------------------------------------------------
                             Obtain a current prospectus for the fund you are
BY EXCHANGE                  considering.  Prospectuses are available online at
                             franklintempleton.com.

                             Call Shareholder Services at the number below or send signed written instructions. You also may place an exchange order online. See the policies at left for selling shares by mail, phone, or online.

                             If you hold share certificates, you will need to return them to the Fund before your exchange can be processed.
-------------------------------------------------------------------------------


                         FRANKLIN TEMPLETON INVESTOR SERVICES
      P.O. BOX 997151, SACRAMENTO, CA 95899-7151 CALL TOLL-FREE: 1-800/632-2301
             (MONDAY THROUGH FRIDAY 5:30 A.M. TO 5:00 P.M., PACIFIC TIME)
      OR VISIT US ONLINE 24 HOURS A DAY, 7 DAYS A WEEK, AT FRANKLINTEMPLETON.COM


EXCHANGING SHARES

EXCHANGE PRIVILEGE

CLASS A, B, C & R

You can exchange shares between most Franklin Templeton funds within the same class,* generally without paying any additional sales charges. If you exchange shares held for less than six months, however, you may be charged the difference between the initial sales charge of the two funds if the difference is more than 0.25%. If you exchange shares from a money fund or another fund that does not have a sales charge, a sales charge may apply no matter how long you have held the shares.

Any CDSC will continue to be calculated from the date of your initial investment and will not be charged at the time of the exchange. The purchase price for determining a CDSC on exchanged shares will be the price you paid for the original shares. If you exchange shares subject to a CDSC into a Class A money fund, the time your shares are held in the money fund will not count towards the CDSC holding period.

If you exchange your Class B shares for the same class of shares of another Franklin Templeton fund, the time your shares are held in that fund will count towards the eight-year period for automatic conversion to Class A shares.

DCS Plans may exchange Class R shares for Class A shares of another Franklin Templeton fund if that fund does not offer Class R shares.

*Class Z shareholders of Franklin Mutual Series Fund Inc. may exchange into Class A without any sales charge. Advisor Class shareholders of another Franklin Templeton fund also may exchange into Class A of Biotechnology Discovery, Communications and Health Care Funds without any sales charge. Advisor Class shareholders who exchange their shares for Class A shares and later decide they would like to exchange into another fund that offers Advisor Class may do so.

ADVISOR CLASS

You can exchange your Advisor Class shares for Advisor Class shares of other Franklin Templeton funds. You also may exchange your Advisor Class shares for Class A shares of a fund that does not currently offer an Advisor Class (without any sales charge)* or for Class Z shares of Franklin Mutual Series Fund Inc.
*If you exchange into Class A shares and you later decide you would like to exchange into a fund that offers an Advisor Class, you may exchange your Class A shares for Advisor Class shares if you are a current shareholder in Advisor Class or you otherwise qualify to buy the fund's Advisor Class shares.

ALL CLASSES

The remainder of the "Exchanging Shares" section applies to all classes.

[Begin callout]
An EXCHANGE is really two transactions: a sale of one fund and the purchase of another. In general, the same policies that apply to purchases and sales apply to exchanges, including minimum investment amounts. Exchanges also have the same tax consequences as ordinary sales and purchases.
[End callout]

Generally exchanges may only be made between identically registered accounts, unless you send written instructions with a signature guarantee.

REJECTED EXCHANGES. If a Fund rejects an exchange request involving the sale of Fund shares, the rejected exchange request will also mean rejection of the request to purchase shares of another fund with the proceeds of the sale. Of course, you may generally redeem shares of a Fund at any time.

EXCHANGES THROUGH FINANCIAL INTERMEDIARIES. If you are investing indirectly in a Fund through a financial intermediary such as a broker-dealer, a bank, an insurance company separate account, an investment advisor, an administrator or trustee of an IRS recognized tax-deferred savings plan such as a 401(k) retirement plan and a 529 college savings plan that maintains a master account (an Omnibus Account) with the Fund for trading on behalf of its customers, different exchange and/or transfer limit guidelines and restrictions may apply. The financial intermediary through whom you are investing may choose to adopt different trading restrictions designed to discourage short-term or excessive trading. Consult with your financial intermediary (or, in the case of a 401(k) retirement plan, your plan sponsor) to determine what trading restrictions, including exchange/transfer limitations, may be applicable to you.

FUND EXCHANGE PRIVILEGE CHANGES/WAIVER. Each Fund may terminate or modify (temporarily or permanently) this exchange privilege in the future. You will receive 60 days' notice of any material changes, unless otherwise provided by law.

OTHER FUNDS' EXCHANGE PRIVILEGES. If there is a conflict between the exchange privileges of two funds involved in an exchange transaction, the stricter policy will apply to the transaction. Other Franklin Templeton funds may have different exchange restrictions. Check each fund's prospectus for details.

MARKET TIMING TRADING POLICY

The Funds' board of trustees has adopted the following policies and procedures with respect to market timing (Market Timing Trading Policy).

MARKET TIMING GENERALLY. Each Fund discourages and does not intend to accommodate short-term or frequent purchases and redemptions of Fund shares, often referred to as "market timing." It intends to seek to restrict or reject such trading or take other action, as described below, if in the judgment of the Fund manager or transfer agent such trading may interfere with the efficient management of the Fund's portfolio, may materially increase the Fund's transaction costs, administrative costs or taxes, or may otherwise be detrimental to the interests of the Fund and its shareholders.

MARKET TIMING CONSEQUENCES. If information regarding your trading activity in each Fund or in any other Franklin Templeton fund or non-Franklin Templeton fund is brought to the attention of the Fund's manager or transfer agent and based on that information the Fund or its manager or transfer agent in its sole discretion concludes that your trading may be detrimental to the Fund as described in this Market Timing Trading Policy, a Fund may temporarily or permanently bar your future purchases into the Fund or, alternatively, may limit the amount, number or frequency of any future purchases and/or the method by which you may request future purchases and redemptions (including purchases and/or redemptions by an exchange or transfer between a Fund and any other mutual fund).

In considering an investor's trading activity, each Fund may consider, among other factors, the investor's trading history both directly and, if known, through financial intermediaries, in the Fund, in other Franklin Templeton funds, in non-Franklin Templeton mutual funds, or in accounts under common control or ownership (see, for example, "Investment by asset allocators" in the Statement of Additional Information).

MARKET TIMING THROUGH FINANCIAL INTERMEDIARIES. You are an investor subject to this Market Timing Trading Policy whether you are a direct shareholder of a Fund or you are investing indirectly in a Fund through a financial intermediary (such as a broker-dealer, a bank, trust company, an insurance company separate account, an investment advisor, or an administrator or trustee of an IRS recognized tax-deferred savings plan such as a 401(k) retirement plan and a 529 college savings plan) that maintains an Omnibus Account with the Fund for trading on behalf of its customers.

While each Fund will encourage financial intermediaries to apply the Fund's Market Timing Trading Policy to their customers who invest indirectly in the Fund, the Fund is limited in its ability to monitor the trading activity or enforce the Fund's Market Timing Trading Policy with respect to customers of financial intermediaries. For example, should it occur, the Fund may not be able to detect market timing that may be facilitated by financial intermediaries or made difficult to identify in the Omnibus Accounts used by those intermediaries for aggregated purchases, exchanges and redemptions on behalf of all their customers. More specifically, unless the financial intermediaries have the ability to apply the Fund's Market Timing Trading Policy to their customers (for example, participants in a 401(k) retirement plan) through such methods as implementing short-term trading limitations or restrictions, imposing the Fund's redemption fee and monitoring trading activity for what might be market timing, the Fund may not be able to determine whether trading by customers of financial intermediaries is contrary to the Fund's Market Timing Trading Policy.

RISKS FROM MARKET TIMERS. Depending on various factors, including the size of a Fund, the amount of assets the portfolio manager typically maintains in cash or cash equivalents, the dollar amount and number and frequency of trades and the types of securities in which a Fund typically invests, short-term or frequent trading may interfere with the efficient management of a Fund's portfolio, increase the Fund's transaction costs, administrative costs and taxes and/or impact Fund performance.

In addition, if the nature of a Fund's portfolio holdings exposes the Fund to "arbitrage market timers," the value of the Fund's shares may be diluted if redeeming shareholders receive proceeds (and buying shareholders receive shares) based upon net asset values which do not reflect appropriate fair value prices. Arbitrage market timing occurs when an investor seeks to take advantage of the possible delay between the change in the value of a mutual fund's portfolio holdings and the reflection of the change in the fund's net asset value per share. Since the Global Health Care and Global Communications Funds may invest significantly in foreign securities, they may be particularly vulnerable to arbitrage market timing. Arbitrage market timing in foreign investments may occur because of time zone differences between the foreign markets on which a Fund's international portfolio securities trade and the time as of which the Fund's NAV is calculated. Arbitrage market timers may purchase shares of the Fund based on events occurring after foreign market closing prices are established, but before calculation of the Fund's NAV. One of the objectives of the Fund's fair value pricing procedures is to minimize the possibilities of this type of arbitrage market timing (please see "Valuation - Foreign Securities
- Potential Impact of Time Zones and Market Holidays").

Each Fund is currently using several methods to reduce the risks associated with market timing. These methods include:

o committing staff to selectively review on a continuing basis recent trading activity in order to identify trading activity that may be contrary to the Fund's Market Timing Trading Policy;
o     imposing a redemption fee for short-term trading;
o monitoring potential price differentials following the close of trading in foreign markets to determine whether the application of fair value pricing procedures is warranted
o seeking the cooperation of financial intermediaries to assist the Fund in identifying market timing activity.

Though these methods involve judgments that are inherently subjective and involve some selectivity in their application, each Fund seeks to make judgments and applications that are consistent with the interests of the Fund's shareholders. There is no assurance that the Fund or its agents will gain access to any or all information necessary to detect market timing in Omnibus Accounts. While each Fund will seek to take actions (directly and with the assistance of financial intermediaries) that will detect market timing, the Fund cannot represent that such trading activity can be minimized or completely eliminated.

REVOCATION OF MARKET TIMING TRADES. Transactions placed in violation of a Fund's Market Timing Trading Policy are not necessarily deemed accepted by the Fund and may be cancelled or revoked by the Fund following receipt by the Fund.

REDEMPTION FEE

REDEMPTION FEE ASSESSMENT. A short-term trading redemption fee will be imposed (with some exceptions) on any Fund shares in a Fund account that are sold (by redemption, whether voluntary or involuntary, or exchange) within seven (7) calendar days following their purchase date. This redemption fee will equal 2% of the amount redeemed (using standard rounding criteria) and shares held the longest will be treated as being redeemed first and shares held shortest as being redeemed last. The redemption fee may be collected by deduction from the redemption proceeds or, if imposed after the redemption transaction, by billing you.

This redemption fee is imposed to discourage short-term trading and is paid to a Fund to help offset any cost associated with such short-term trading. This redemption fee is not intended to accommodate short-term trading and the Fund will monitor the assessment of redemption fees against your account. Based on the frequency of redemption fees assessed against your account in the Fund and/or in your other Franklin Templeton fund accounts, the Fund manager or transfer agent may in its sole discretion determine that your trading activity may be detrimental to a Fund as described in the Fund's "Market Timing Trading Policy" section and elect to (i) reject or limit the amount, number, frequency or method for requesting future purchases into the Fund and/or (ii) reject or limit the amount, number, frequency or method for requesting future exchanges or redemptions out of a Fund.

REDEMPTIONS THROUGH FINANCIAL INTERMEDIARIES. You are an investor subject to this 2% short-term trading redemption fee whether you are a direct shareholder of each Fund or you are investing indirectly in the Fund through a financial intermediary such as a broker-dealer, a bank, an insurance company separate account, an investment advisor, an administrator or trustee of an IRS recognized tax-deferred savings plan such as a 401(k) retirement plan and a 529 college savings plan that maintains an Omnibus Account with the Fund for trading on behalf of its customers. Currently, only certain intermediaries have the ability to collect the Fund's redemption fee on the Fund's behalf from their customers' accounts. Even in the case of these intermediaries who are collecting the redemption fee, due to policy, operational and/or systems' requirements and limitations, these intermediaries may use criteria and methods for tracking, applying and/or calculating the fee that may differ in some respects from that of the Fund. The Fund will continue to encourage all financial intermediaries to develop the capability to begin imposing the redemption fee from their customers who invest in the Fund. If you are investing in Fund shares through a financial intermediary, you should contact your financial intermediary (or, in the case of a 401(k) retirement plan, your plan sponsor) for more information on any differences in how the redemption fee is applied to your investments in the Fund.

WAIVER/EXCEPTIONS/CHANGES. Each Fund reserves the right to waive the redemption fee at its discretion if the Fund's transfer agent believes such waiver is consistent with the best interests of the Fund and to the extent permitted or required by applicable law. The Fund's transfer agent may also, at its discretion and upon receipt of shareholder's written request, waive the redemption fee because of a bona fide and unanticipated financial emergency. The redemption fee does not apply to redemptions by other mutual funds, Omnibus Account owners and certain comprehensive fee programs where investment instructions are given at the firm level of Fund approved broker-dealers on behalf of their clients invested in Franklin Templeton funds. In addition, the Fund reserves the right to modify or eliminate the redemption fee or waivers at any time. You will receive 60 days' notice of any material changes, unless otherwise provided by law.

LIMITATIONS ON COLLECTION. Currently, each Fund is very limited in its ability to ensure that the redemption fee is imposed by financial intermediaries on behalf of their customers. For example, where a financial intermediary is not able to determine if the redemption fee applies and/or is not able to impose or collect the fee, or omits to collect the fee at the time of a redemption, the Fund will not receive the redemption fees. Further, if Fund shares are redeemed by a financial intermediary at the direction of its customer(s), the Fund may not know: (1) whether a redemption fee is applicable; and/or (2) the identity of the customer who should pay the redemption fee.

INVOLUNTARY REDEMPTIONS. The Fund reserves the right to close your account if the account value falls below $500 ($125 for individual retirement accounts; $50 for employee and UGMA/UTMA accounts), or you are deemed to engage in activities that are illegal (such as late trading) or otherwise believed to be detrimental to the Fund (such as market timing).

ACCOUNT POLICIES

CALCULATING SHARE PRICE

CLASS A, B & C


When you buy shares, you pay the "offering price" for the shares. The "offering price" is determined by dividing the NAV per share by an amount equal to 1 minus the sales charge applicable to the purchase (expressed in decimals), calculated to two decimal places using standard rounding criteria. The number of Fund shares you will be issued will equal the amount invested divided by the applicable offering price for those shares, calculated to three decimal places using standard rounding criteria. For example, if the NAV per share is $10.25 and the applicable sales charge for the purchase is 5.75%, the offering price would be calculated as follows: 10.25 divided by 1.00 minus 0.0575 [10.25/0.9425] equals 10.87533, which, when rounded to two decimal points, equals 10.88. The offering price per share would be $10.88.


When you sell shares, you receive the NAV minus any applicable CDSC.

ALL CLASSES

The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The NAV per share is determined by dividing the total net asset value of each fund's share class by the applicable number of shares outstanding per share class.

Each Fund calculates the NAV per share each business day at the close of trading on the New York Stock Exchange (NYSE) (normally 1:00 p.m. Pacific time). The Fund does not calculate the NAV on days the NYSE is closed for trading, which include New Year's Day, Martin Luther King Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


When determining its NAV, a Fund values cash and receivables at their realizable amounts, and records interest as accrued and dividends on the ex-dividend date. Each Fund generally utilizes two independent pricing services to assist in determining a current market value for each security. If market quotations are readily available for portfolio securities listed on a securities exchange, the Fund values those securities at the last quoted sale price or the official closing price of the day, respectively, or, if there is no reported sale, within the range of the most recent quoted bid and ask prices. The Fund values over-the-counter portfolio securities within the range of the most recent bid and ask prices. If portfolio securities trade both in the over-the-counter market and on a stock exchange, a Fund values them according to the broadest and most representative market.


Requests to buy and sell shares are processed at the NAV next calculated after we receive your request in proper form.

Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the close of the NYSE. The value of these securities used in computing the NAV is determined as of such times. Occasionally, events affecting the values of these securities may occur between the times at which they are determined and the close of the NYSE that will not be reflected in the computation of the NAV. Each Fund relies on third party pricing vendors to monitor for events materially affecting the value of these securities during this period. If an event occurs, the third party pricing vendors will provide revised values to the Fund.

FAIR VALUATION - INDIVIDUAL SECURITIES

Each Fund has procedures, approved by the board of trustees, to determine the fair value of individual securities and other assets for which market prices are not readily available (such as certain restricted or unlisted securities and private placements) or which may not be reliably priced (such as in the case of trade suspensions or halts, price movement limits set by certain foreign markets, and thinly traded or illiquid securities). Some methods for valuing these securities may include: fundamental analysis (earnings multiple, etc.), matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. The board of trustees oversees the application of fair value pricing procedures.

The application of fair value pricing procedures represents a good faith determination based upon specifically applied procedures. There can be no assurance that the Fund could obtain the fair value assigned to a security if it were able to sell the security at approximately the time at which the Fund determines its NAV per share.

SECURITY VALUATION - FOREIGN SECURITIES - COMPUTATION OF U.S. EQUIVALENT VALUE

Each Fund generally determines the value of a foreign security as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of the close of trading on the NYSE, if earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE (generally 1:00 p.m. Pacific time) on the day that the value of the foreign security is determined. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. Occasionally events (such as repatriation limits or restrictions) may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the board of trustees.

VALUATION - FOREIGN SECURITIES - POTENTIAL IMPACT OF TIME ZONES AND MARKET HOLIDAYS (GLOBAL COMMUNICATIONS AND GLOBAL HEALTH CARE FUNDS ONLY)

Trading in securities on foreign securities stock exchanges and over-the-counter markets, such as those in Europe and Asia, may be completed well before the close of business on the NYSE on each day that the NYSE is open. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a foreign portfolio security held by the Funds. As a result, the Funds may be susceptible to what is referred to as "time zone arbitrage." Certain investors in the Fund may seek to take advantage of discrepancies in the value of the Fund's portfolio securities as determined by the foreign market at its close and the latest indications of value attributable to the portfolio securities at the time the Funds' NAV is computed. Trading by these investors, often referred to as "arbitrage market timers," may dilute the value of the Funds' shares, if such discrepancies in security values actually exist. To attempt to minimize the possibilities for time zone arbitrage, and n accordance with procedures established and approved by the Funds' board of trustees, the manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds).

These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that might call into question the availability (including the reliability) of the values of foreign securities between the times at which they are determined and the close of the NYSE. If such an event occurs, the foreign securities may be valued using fair value procedures established and approved by the board of trustees. In certain circumstances these procedures include the use of independent pricing services. The intended effect of applying fair value pricing is to compute an NAV that accurately reflects the value of the Funds' portfolio at the time that the NAV is calculated, to discourage potential arbitrage market timing in Fund shares, to mitigate the dilutive impact of such attempted arbitrage market timing and to be fair to purchasing, redeeming and existing shareholders. However, the application of fair value pricing procedures may, on occasion, worsen rather than mitigate the potential dilutive impact of shareholder trading.

In addition, trading in foreign portfolio securities generally, or in securities markets in a particular country or countries, may not take place on every NYSE business day. Furthermore, trading takes place in various foreign markets on days that are not business days for the NYSE, and on which the Funds' NAV is not calculated. Thus, the calculation of the Funds' NAV does not take place contemporaneously with the determination of the prices of many of the foreign portfolio securities used in the calculation. If events affecting the last determined values of these foreign securities occur (determined through the monitoring process described above), the securities will be valued at fair value determined in good faith in accordance with the Funds' fair value procedures established and approved by the board of trustees.

ACCOUNTS WITH LOW BALANCES

If your account has been open for more than one year and its value falls below $500 ($125 for individual retirement accounts; $50 for employee and UGMA/UTMA accounts), we will mail you a notice asking you to bring the account back up to its applicable minimum investment amount. If you choose not to do so within 30 days, we will close your account and mail the proceeds to the address of record. You will not be charged a CDSC if your account is closed for this reason. This policy does not apply to: (1) certain broker-controlled accounts established through the National Securities Clearing Corporation's Networking system; and,(2) accounts in Class B and Class A accounts established pursuant to a conversion from Class B.

STATEMENTS, REPORTS AND PROSPECTUSES

You will receive quarterly account statements that show all your account transactions during the quarter. You also will receive written notification after each transaction affecting your account (except for distributions and transactions made through automatic investment or withdrawal programs, which will be reported on your quarterly statement).

You also will receive the Funds' financial reports every six months as well as an annual updated prospectus. To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and prospectus. This process, called "householding," will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at 1-800/632-2301. At any time you may view current prospectuses and financial reports on our website.

If you choose, you may receive your statements, financial reports and prospectuses through electronic delivery (please see "Telephone/Online Privileges" on page 107).

INVESTMENT REPRESENTATIVE ACCOUNT ACCESS

If there is a dealer or other investment representative of record on your account, he or she will be able to obtain your account information, conduct transactions for your account, and also will receive copies of all notifications and statements and other information about your account directly from the Fund.

STREET OR NOMINEE ACCOUNTS

You may transfer your shares from the street or nominee name account of one dealer to another, as long as both dealers have an agreement with Distributors. We will process the transfer after we receive authorization in proper form from your delivering securities dealer.

JOINT ACCOUNTS

Unless you specify a different registration, shares issued to two or more owners are registered as "joint tenants with rights of survivorship" (shown as "Jt Ten" on your account statement). To make any ownership changes to jointly owned shares, or to sever a joint tenancy in jointly owned shares, all owners must agree in writing.

JOINT ACCOUNT RISK WITH TELEPHONE/ONLINE PRIVILEGES

You will automatically receive telephone/online privileges when you open your account. If your account has more than one registered owner, telephone/online privileges allow a Fund to accept online registration for online services (including electronic delivery of shareholder documents) and transaction instructions online or by telephone from only one registered owner. This means that ANY ONE REGISTERED OWNER ON YOUR ACCOUNT, ACTING ALONE AND WITHOUT THE CONSENT OF ANY OTHER REGISTERED OWNER, may give the Fund instructions by telephone, online or in writing (subject to any limitations in telephone or online privileges) to:

o Exchange shares from a jointly registered Fund account requiring all registered owner signatures into an identically registered money fund account that only requires one registered owner's signature to redeem shares;

o Redeem Fund shares and direct the redemption proceeds to a bank account that may or may not be owned by you and, if owned by you jointly with someone else, only requires one person to withdraw funds by check or otherwise;

o Add/Change the bank account to which Fund share redemption proceeds may be sent, which bank account may not be owned by you;

o Purchase Fund shares by debiting a bank account that may be owned by you; and

o Add/Change the bank account that may be debited for Fund share purchases, which new account may be owned by you.

If you do NOT want another registered owner on your account to be able to issue these kinds of instructions to the Fund without your consent, you must instruct the Fund to deny/terminate online privileges and the ability to issue such instructions by telephone so that these types of instructions will only be accepted in writing signed by all account owners. This decision will apply to any other fund into which you may exchange your jointly owned Fund shares. Any later decision to permit these types of instructions by telephone and/or online will need to be given to the Fund in a written instruction signed by all registered owners.

ADDITIONAL POLICIES

Please note that each Fund maintains additional policies and reserves certain rights, including:

o The Fund may restrict, reject or cancel any purchase orders, including an exchange request.
o The Fund may modify, suspend, or terminate telephone/online privileges at any time.
o The Fund may make material changes to or discontinue the exchange privilege on 60 days' notice or as otherwise provided by law.
o The Fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.
o Normally, redemptions are processed by the next business day, but may take up to seven days to be processed if making immediate payment would adversely affect the Fund.
o In unusual circumstances, we may temporarily suspend redemptions or postpone the payment of proceeds, as allowed by federal securities laws.
o For redemptions over a certain amount, the Fund may pay redemption proceeds in securities or other assets rather than cash if the manager determines it is in the best interest of the Fund, consistent with applicable law.
o You may only buy shares of a fund (including the purchase side of an exchange) eligible for sale in your state or jurisdiction.
o To permit investors to obtain the current price, dealers are responsible for transmitting all orders to the Fund promptly.

DEALER COMPENSATION

CLASS A, B, C & R

Qualifying dealers who sell Fund shares may receive sales commissions and other payments. These are paid by Distributors from sales charges received from purchasing or redeeming shareholders, from distribution and service (12b-1) fees from the Funds and from Distributors' other financial resources. Dealers may also receive shareholder servicing fees for servicing investors who indirectly hold Franklin Templeton fund shares through dealer-maintained brokerage accounts as more fully described under "Shareholder servicing and transfer agent" in the SAI. These fees are paid by each Fund's transfer agent from payments it receives under its agreement with the Fund.

BIOTECHNOLOGY DISCOVERY FUND
                                                  CLASS A
---------------------------------------------------------------------------
COMMISSION (%)                                    ---
Investment under $50,000                          5.00
$50,000 but under $100,000                        3.75
$100,000 but under $250,000                       2.80
$250,000 but under $500,000                       2.00
$500,000 but under $1 million                     1.60
$1 million or more                                up to 1.00/(1)
12B-1 FEE TO DEALER                               0.25/(1,2)

NATURAL RESOURCES FUND
                                           CLASS A            CLASS C
--------------------------------------------------------------------------
COMMISSION (%)                             ---                1.00/(4)
Investment under $50,000                   5.00               ---
$50,000 but under $100,000                 3.75               ---
$100,000 but under $250,000                2.80               ---
$250,000 but under $500,000                2.00               ---
$500,000 but under $1 million              1.60               ---
$1 million or more                         up to 1.00/(1)      ---
12B-1 FEE TO DEALER                        0.25/(1,2)         1.00/(5)


GLOBAL COMMUNICATIONS AND GLOBAL HEALTH CARE FUNDS
                                    CLASS A            CLASS B         CLASS C

-------------------------------------------------------------------------------
COMMISSION (%)                     ---                ---             1.00/(4)
Investment under $50,000           5.00               ---             ---
$50,000 but under $100,000         3.75               ---             ---
$100,000 but under $250,000        2.80               ---             ---
$250,000 but under $500,000        2.00               ---             ---
$500,000 but under $1 million      1.60               ---             ---
$1 million or more                 up to 1.00/(1)     ---             ---
12B-1 FEE TO DEALER                0.25/(1,2)         0.25/(3)        1.00/(5)

TECHNOLOGY FUND
                                 CLASS A       CLASS B     CLASS C    CLASS R
-------------------------------------------------------------------------------
COMMISSION (%)                     ---            ---       1.00/(4)   ---
Investment under $50,000           5.00           ---       ---        ---
$50,000 but under $100,000         3.75           ---       ---        ---
$100,000 but under $250,000        2.80           ---       ---        ---
$250,000 but under $500,000        2.00           ---       ---        ---
$500,000 but under $1 million      1.60           ---       ---        ---
$1 million or more                 up to 1.00/(1) ---       ---        ---
12B-1 FEE TO DEALER                0.25/(1,2)     0.25/(3)  1.00/(5)   0.50

On accounts established prior to May 1, 2006, a dealer commission of up to 1% may be paid on Class A NAV purchases by Employer Sponsored Retirement Plans.(1)

If any dealer commissions are paid in connection with a purchase which is subsequently rejected or results in any trading restriction placed on the purchaser as a result of a determination by each Fund's manager or transfer agent that the purchase may be connected with trading activity that may be detrimental to the Fund as described in the Fund's "Market Timing Trading Policy," the dealer shall, upon demand, refund such commissions to Distributors.

1. For purchases at NAV where Distributors paid a prepaid commission, dealers may start to receive the 12b-1 fee in the 13th month after purchase. For purchases at NAV where Distributors did not pay a prepaid commission, dealers may start to receive the 12b-1 fee at the time of purchase.
2. Biotechnology Discovery Fund, Natural Resources Fund and Technology Fund may each pay up to 0.35% to Distributors or others, out of which 0.10% generally will be retained by Distributors for its distribution expenses.
3. After eight years, Class B shares convert to Class A shares and dealers may then receive the 12b-1 fee applicable to Class A.
4. Commission includes advance of the first year's 0.25% 12b-1 service fee. Distributors may pay a prepaid commission. However, Distributors does not pay a prepaid commission on any purchases by Employer Sponsored Retirement Plans.
5. Dealers may be eligible to receive up to 0.25% at the time of purchase and may be eligible to receive 1% starting in the 13th month. During the first 12 months, the full 12b-1 fee will be paid to Distributors to partially offset the commission and the prepaid service fee paid at the time of purchase. For purchases at NAV where Distributors did not pay a prepaid commission, dealers may start to receive the 12b-1 fee at the time of purchase.

OTHER DEALER COMPENSATION. Distributors may make payments from its own financial resources to certain dealers who have sold shares of the Franklin Templeton mutual funds. In the case of any one dealer, marketing support payments will not exceed the sum of 0.10% of that dealer's current year's total sales of Franklin Templeton mutual funds, and 0.05% (or 0.03%) of the total assets of equity (or fixed income) funds attributable to that dealer, on an annual basis. Marketing support payments made to organizations located outside the U.S., with respect to investments in the Fund by non-U.S. persons, may exceed this limitation. Distributors makes these payments in connection with the qualifying dealers' efforts to educate financial advisors about the Franklin Templeton funds. A number of factors will be considered in determining payments, including the qualifying dealer's sales, assets and redemption rates, and the quality of the dealer's relationship with Distributors. Distributors will, on an annual basis, determine the advisability of continuing these payments.

To the extent permitted by SEC and NASD rules and other applicable laws and regulations, Distributors may pay or allow other promotional incentives or payments to dealers.

Sale of Fund shares, as well as shares of other funds in Franklin Templeton Investments, is not considered a factor in the selection of broker-dealers to execute the Funds' portfolio transactions. Accordingly, the allocation of portfolio transactions for execution by broker-dealers that sell Fund shares is not considered marketing support payments to such broker-dealers.

You can find further details in the SAI about the payments made by Distributors and the services provided by your financial advisor. Your financial advisor may charge you additional fees or commissions other than those disclosed in this prospectus. You should ask your financial advisor for information about any payments it receives from Distributors and any services it provides, as well as about fees and/or commissions it charges.

ADVISOR CLASS

Qualifying dealers who sell Advisor Class shares may receive up to 0.25% of the amount invested. This amount is paid by Distributors from its own resources.

QUESTIONS


If you have any questions about the Fund or your account, you can write to us at P.O. Box 997151, Sacramento, CA 95899-7151. You also can call us at one of the following numbers. For your protection and to help ensure we provide you with quality service, all calls may be monitored or recorded.


                                                    HOURS (PACIFIC TIME,
DEPARTMENT NAME              TELEPHONE NUMBER       MONDAY THROUGH FRIDAY)
-------------------------------------------------------------------------------
Shareholder Services         1-800/632-2301         5:30 a.m. to 5:00 p.m.
Fund Information             1-800/DIAL BEN(R)      5:30 a.m. to 5:00 p.m.
                            (1-800/342-5236)
Retirement Services          1-800/527-2020         5:30 a.m. to 5:00 p.m.
Advisor Services             1-800/524-4040         5:30 a.m. to 5:00 p.m.
Institutional Services       1-800/321-8563         6:00 a.m. to 4:00 p.m.
TDD (hearing impaired)       1-800/851-0637         5:30 a.m. to 5:00 p.m.
Automated Telephone System   1-800/632-2301         (around-the-clock access)
                             1-800/524-4040
                             1-800/527-2020

FOR MORE INFORMATION

You can learn more about each Fund in the following documents:

ANNUAL/SEMIANNUAL REPORT TO SHAREHOLDERS

Includes a discussion of recent market conditions and Fund strategies that significantly affected Fund performance during its last fiscal year, financial statements, detailed performance information, portfolio holdings and, in the annual report only, the independent registered public accounting firm's report.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

Contains more information about each Fund, its investments and policies. It is incorporated by reference (is legally a part of this prospectus).

For a free copy of the current annual/semiannual report or the SAI, please contact your investment representative or call us at the number below. You also can view the current annual/semiannual report and the SAI online through franklintempleton.com.

You also can obtain information about each Fund by visiting the SEC's Public Reference Room in Washington, DC (phone 1-202/551-8090) or the EDGAR Database on the SEC's Internet site at http://www.sec.gov. You can obtain copies of this information, after paying a duplicating fee, by writing to the SEC's Public Reference Section, Washington, DC 20549-0102 or by electronic request at the following email address: publicinfo@sec.gov.

[Insert FRANKLIN TEMPLETON INVESTMENTS logo] One Franklin Parkway, San Mateo, CA 94403-1906 1-800/DIAL BEN(R) (1-800/342-5236) TDD (Hearing Impaired)
1-800/851-0637 FRANKLINTEMPLETON.COM

GAIN FROM OUR PERSPECTIVE(R)




2264      Investment Company Act file #811-6243               FSS2 P 09/07












































































FRANKLIN STRATEGIC SERIES

FRANKLIN BIOTECHNOLOGY DISCOVERY FUND - CLASS A
FRANKLIN TECHNOLOGY FUND - CLASS A, B, C, R & ADVISOR
FRANKLIN GLOBAL HEALTH CARE FUND - CLASS A, B & C
FRANKLIN GLOBAL COMMUNICATIONS FUND - CLASS A, B & C
FRANKLIN NATURAL RESOURCES FUND - CLASS A, C & ADVISOR

STATEMENT OF ADDITIONAL INFORMATION


SEPTEMBER 1, 2007


[Insert Franklin Templeton Investments logo]


P.O. Box 997151, Sacramento, CA 95899-7151 1-800/DIAL BEN(R)

This Statement of Additional Information (SAI) is not a prospectus. It contains information in addition to the information in the Funds' prospectus. The Funds' prospectus, dated September 1, 2007, which we may amend from time to time, contains the basic information you should know before investing in the Funds. You should read this SAI together with the Funds' prospectus.

The audited financial statements and Report of Independent Registered Public Accounting Firm in the Funds' Annual Report to Shareholders, for the fiscal year ended April 30, 2007, are incorporated by reference (are legally a part of this SAI).


For a free copy of the current prospectus or annual report, contact your investment representative or call 1-800/DIAL BEN(R) (1-800/342-5236).

CONTENTS

Goals, Strategies and Risks                2

Officers and Trustees                     24
Fair Valuation and Liquidity              29
Proxy Voting Policies and Procedures      29
Management and Other Services             31
Portfolio Transactions                    35
Distributions and Taxes                   36
Organization, Voting Rights and
 Principal Holders                        43
Buying and Selling Shares                 44
The Underwriter                           51
Performance                               53
Miscellaneous Information                 55
Description of Ratings                    56



-------------------------------------------------------------------------------
MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENT PRODUCTS:
-------------------------------------------------------------------------------
o  ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE
   FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT;
-------------------------------------------------------------------------------
o  ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY
   BANK;
-------------------------------------------------------------------------------
o  ARE SUBJECT TO INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF
   PRINCIPAL.
-------------------------------------------------------------------------------

GOALS, STRATEGIES AND RISKS

Generally, the policies and restrictions discussed in this SAI and in the prospectus apply when a Fund makes an investment. In most cases, the Fund is not required to sell a security because circumstances change and the security no longer meets one or more of the Fund's policies or restrictions. If a percentage restriction or limitation is met at the time of investment, a later increase or decrease in the percentage due to a change in the value or liquidity of portfolio securities will not be considered a violation of the restriction or limitation.

If a bankruptcy or other extraordinary event occurs concerning a particular security a Fund owns, the Fund may receive stock, real estate, or other investments that the Fund would not, or could not, buy. If this happens, the Fund intends to sell such investments as soon as practicable while trying to maximize the return to shareholders.

Each Fund has adopted certain investment restrictions as fundamental and non-fundamental policies. A fundamental policy may only be changed if the change is approved by (i) more than 50% of a Fund's outstanding shares or (ii) 67% or more of a Fund's shares present at a shareholder meeting if more than 50% of a Fund's outstanding shares are represented at the meeting in person or by proxy, whichever is less. A non-fundamental policy may be changed by the board of trustees without the approval of shareholders.


FUNDAMENTAL INVESTMENT POLICIES

FRANKLIN BIOTECHNOLOGY DISCOVERY FUND
(BIOTECHNOLOGY FUND)

The Fund's investment goal is to seek capital appreciation.

FRANKLIN TECHNOLOGY FUND (TECHNOLOGY FUND)

The Fund's principal investment goal is capital appreciation.

FRANKLIN GLOBAL HEALTH CARE FUND (HEALTH CARE FUND)

The Fund's investment goal is to seek capital appreciation.

FRANKLIN GLOBAL COMMUNICATIONS FUND
(COMMUNICATIONS FUND)

The Fund's investment goal is to seek to provide total return, without incurring undue risk. Total return consists of both capital appreciation and current dividend and interest income.

FRANKLIN NATURAL RESOURCES FUND
(NATURAL RESOURCES FUND)

The Fund's investment goal is to seek to provide high total return. Total return consists of both capital appreciation and current dividend and interest income.

Each Fund may not:

1. Borrow money, except to the extent permitted by the Investment Company Act of 1940, as amended (1940 Act), or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the U.S. Securities and Exchange Commission (SEC).

2. Act as an underwriter except to the extent the Fund may be deemed to be an underwriter when disposing of securities it owns or when selling its own shares.

3. Make loans if, as a result, more than 33-1/3% of its total assets would be lent to other persons, including other investment companies to the extent permitted by the 1940 Act or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC. This limitation does not apply to (i) the lending of portfolio securities, (ii) the purchase of debt securities, other debt instruments, loan participations and/or engaging in direct corporate loans in accordance with its investment goals and policies, and
(iii) repurchase agreements to the extent the entry into a repurchase agreement is deemed to be a loan.

4. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from (i) purchasing or selling securities or instruments secured by real estate or interests therein, securities or instruments representing interests in real estate or securities or instruments of issuers that invest, deal or otherwise engage in transactions in real estate or interests therein, and (ii) making, purchasing or selling real estate mortgage loans.

5. Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from (i) engaging in transactions involving currencies and futures contracts and options thereon or (ii) investing in securities or other instruments that are secured by physical commodities.

6. Issue senior securities, except to the extent permitted by the 1940 Act or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC.

Each Fund, other than the Biotechnology Fund and the Health Care Fund, may not:

7. Purchase the securities of any one issuer (other than the U.S. government or any of its agencies or instrumentalities or securities of other investment companies, whether registered or excluded from registration under Section 3(c) of the 1940 Act) if immediately after such investment (i) more than 5% of the value of the Fund's total assets would be invested in such issuer or (ii) more than 10% of the outstanding voting securities of such issuer would be owned by the Fund, except that up to 25% of the value of the Fund's total assets may be invested without regard to such 5% and 10% limitations.

In addition, each Fund has a different fundamental investment restriction on industry concentration as follows:

The Biotechnology Fund may not invest more than 25% of its net assets in securities of issuers in any one industry (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies), except that, under normal market conditions, the Fund will invest more than 25% of its net assets in the securities issued by companies operating within the biotechnology industries.(1)

The Technology Fund may not invest more than 25% of its Fund's net assets in securities of issuers in any one industry (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies), except that, under normal market conditions, the Fund will invest more than 25% of its net assets in the securities issued by companies operating within the technology industries.(2)

The Health Care Fund may not invest more than 25% of its net assets in securities of issuers in any one industry (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies), except that, under normal market conditions, the Fund will invest more than 25% of its net assets in the securities issued by domestic and foreign companies operating within the health care industry and related industries.(3)

The Communications Fund may not invest more than 25% of its net assets in securities of issuers in any one industry (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies), except that, under normal market conditions, the Fund will invest more than 25% of its net assets in the securities issued by domestic and foreign companies operating in the communications industries.(4)

The Natural Resources Fund may not invest more than 25% of its net assets in securities of issuers in any one industry (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies), except that, under normal market conditions, the Fund will invest more than 25% of its net assets in the securities issued by domestic and foreign companies operating within the natural resources industries.(5)

1. Although not part of the Fund's fundamental investment restriction, for illustration purposes, such companies currently include, but are not limited to, those involved in biotechnology research, development, and manufacture, the distribution of various biotechnological or biomedical products, services and processes and the application and development of biotechnology in areas such as health care, pharmaceuticals and agriculture.

2. Although not part of the Fund's fundamental investment restriction, for illustration purposes, such industries currently include, but are not limited to, computer software; information technology services, computing hardware, peripherals and components; telecommunications; health technology and biotechnology; and aerospace and defense technologies.

3. Although not part of the Fund's fundamental investment restriction, for illustration purposes, such industries currently include, but are not limited to, pharmaceuticals, biotechnology, health care services, medical supplies and medical technology.

4. Although not part of the Fund's fundamental investment restriction, for illustration purposes, such industries currently include, but are not limited to, telecommunications and other communication services, distribution and provision of information and other content, and the sale, manufacture and/or distribution of communications equipment and components.

5. Although not part of the Fund's fundamental investment restriction, for illustration purposes, such industries currently include, but are not limited to, integrated oil, oil and gas exploration and production, gold and other precious metals, steel and iron ore production, energy services and technology, base metal production, forest products, farming products, paper products, chemicals, building materials, coal, alternative energy sources and environmental services.

NON-FUNDAMENTAL INVESTMENT POLICIES

The Biotechnology Fund may not:

1. Pledge, mortgage or hypothecate the Fund's assets as security for loans, nor to engage in joint or joint and several trading accounts in securities, except that it may: (i) participate in joint repurchase arrangements; (ii) invest in shares of one or more money market funds managed by Advisers or its affiliates, to the extent permitted by exemptions granted under the 1940 Act; or (iii) combine orders to buy or sell with orders from other persons to obtain lower brokerage commissions.

The Global Health Care Fund may not:


1. Pledge, mortgage or hypothecate the Fund's assets as security for loans, nor to engage in joint or joint and several trading accounts in securities, except that it may: (i) participate in joint repurchase arrangements; (ii) invest in shares of one or more money market funds managed by Advisers or its affiliates, to the extent permitted by exemptions granted under the 1940 Act; or (iii) combine orders to buy or sell with orders from other persons to obtain lower brokerage commissions.

2. Invest in excess of 5% of its net assets, valued at the lower of cost or market, in warrants, nor more than 2% of its net assets in warrants not listed on either the New York Stock Exchange or the American Stock Exchange.

3. Buy the securities of any issuer if, as to 75% of the assets of the Fund at the time of the purchase, more than 10% of the voting securities of any issuer would be held by the Fund, except that this restriction does not apply to cash, cash items (including receivables), government securities, and the securities of other investment companies.

It is also the policy of Health Care Fund that it may, consistent with its objective, invest a portion of its assets, as permitted by the 1940 Act and the rules adopted thereunder, in securities or other obligations issued by companies engaged in securities related businesses, including companies that are securities brokers, dealers, underwriters or investment advisers.


The Global Communications Fund may not:


1. Engage in joint or joint and several trading accounts in securities, except that it may: (i) participate in joint repurchase arrangements; (ii) invest in shares of one or more money market funds managed by Advisers or its affiliates, to the extent permitted by exemptions granted under the 1940 Act; or (iii) combine orders to buy or sell with orders from other persons to obtain lower brokerage commissions.

2. Invest in excess of 5% of its net assets, valued at the lower of cost or market, in warrants, nor more than 2% of its net assets in warrants not listed on either the New York Stock Exchange or the American Stock Exchange.

It is also the policy of the Fund that it may, consistent with its objective, invest a portion of its assets, as permitted by the 1940 Act and the rules adopted thereunder, in securities or other obligations issued by companies engaged in securities related businesses, including such companies that are securities brokers, dealers, underwriters or investment advisers.


The Natural Resources Fund may not:


1. Engage in joint or joint and several trading accounts in securities, except that it may: (i) participate in joint repurchase arrangements; (ii) invest in shares of one or more money market funds managed by Advisers or its affiliates, to the extent permitted by exemptions granted under the 1940 Act; or (iii) combine orders to buy or sell with orders from other persons to obtain lower brokerage commissions.

2. Invest in excess of 5% of its net assets, valued at the lower of cost or market, in warrants, nor more than 2% of its net assets in warrants not listed on either the New York Stock Exchange or the American Stock Exchange.

INVESTMENTS, TECHNIQUES, STRATEGIES AND THEIR RISKS

Certain words or phrases may be used in descriptions of Fund investment policies and strategies to give investors a general sense of a Fund's levels of investment. They are broadly identified with, but not limited to, the following percentages of Fund total assets:

      "small portion"          less than 10%
      "portion"                10% to 25%
      "significant"            25% to 50%
      "substantial"            50% to 66%
      "primary"                66% to 80%
      "predominant"            80% or more

If a Fund intends to limit particular investments or strategies to no more than specific percentages of Fund assets, the prospectus or SAI will clearly identify such limitations. The percentages above are not limitations unless specifically stated as such in the Fund's prospectus or elsewhere in this SAI.


The value of your shares will increase as the value of the securities owned by the Fund increases and will decrease as the value of the Fund's investments decreases. In this way, you participate in any change in the value of the securities owned by the Fund. In addition to the factors that affect the value of any particular security that the Fund owns, the value of the Fund's shares may also change with movements in the stock and bond markets as a whole.


In trying to achieve its investment goals, each Fund may invest (unless otherwise indicated) in the following types of securities or engage in the following types of transactions:

BORROWING The Funds do not borrow money or mortgage or pledge any of their assets in connection therewith, except that the Technology Fund may borrow up to 5% of its total assets for any purpose other than direct investments in securities and, in addition, each Fund may enter into reverse repurchase agreements or borrow for temporary or emergency purposes up to a specified limit. This limit is 33 1/3% of total assets for the Biotechnology Fund and the Technology Fund, 10% of total assets for the Health Care Fund, and 33% of total assets for the Natural Resources Fund and the Communications Fund. For Natural Resources Fund any borrowings for temporary or emergency purposes are limited to 10% of the value of the Fund's total assets. A Fund will not make any additional investments while its borrowings exceed 5% of its total assets.

CONVERTIBLE SECURITIES Each Fund may invest in convertible securities. A convertible security is generally a debt obligation or preferred stock that may be converted within a specified period of time into a certain amount of common stock of the same or a different issuer. A convertible security provides a fixed-income stream and the opportunity, through its conversion feature, to participate in the capital appreciation resulting from a market price advance in its underlying common stock. As with a straight fixed-income security, a convertible security tends to increase in market value when interest rates decline and decrease in value when interest rates rise. Like a common stock, the value of a convertible security also tends to increase as the market value of the underlying stock rises, and it tends to decrease as the market value of the underlying stock declines. Because both interest rate and stock market movements can influence its value, a convertible security is not as sensitive to interest rates as a similar fixed-income security, nor is it as sensitive to changes in share price as its underlying stock.

A convertible security is usually issued either by an operating company or by an investment bank. When issued by an operating company, a convertible security tends to be senior to common stock, but subordinate to other types of fixed-income securities issued by that company. When a convertible security issued by an operating company is "converted," the operating company often issues new stock to the holder of the convertible security. However, if the convertible security is redeemable and the parity price of the convertible security is less than the call price, the operating company may pay out cash instead of common stock. If the convertible security is issued by an investment bank, the security is an obligation of and is convertible through the issuing investment bank.

The issuer of a convertible security may be important in determining the security's true value. This is because the holder of a convertible security will have recourse only to the issuer. In addition, a convertible security may be subject to redemption by the issuer, but only after a specified date and under circumstances established at the time the security is issued.

While each Fund uses the same criteria to rate a convertible debt security that it uses to rate a more conventional debt security, a convertible preferred stock is treated like a preferred stock for the Fund's financial reporting, credit rating, and investment limitation purposes. A preferred stock is subordinated to all debt obligations in the event of insolvency, and an issuer's failure to make a dividend payment is generally not an event of default entitling the preferred shareholder to take action. A preferred stock generally has no maturity date, so that its market value is dependent on the issuer's business prospects for an indefinite period of time. In addition, distributions from preferred stock are dividends, rather than interest payments.

ENHANCED CONVERTIBLE SECURITIES - COMMUNICATIONS FUND AND TECHNOLOGY FUND. In addition to "plain vanilla" convertibles, a number of different structures have been created to fit the characteristics of specific investors and issuers. Examples of these enhanced characteristics for investors include yield enhancement, increased equity exposure or enhanced downside protection. From an issuer's perspective, enhanced structures are designed to meet balance sheet criteria, interest/dividend payment deductibility and reduced equity dilution. The following are descriptions of common structures of enhanced convertible securities.

Mandatorily convertible securities are considered the most equity-like of convertible securities. At maturity these securities are mandatorily convertible into common stock, offering investors some form of yield enhancement in return for some of the upside potential in the form of a conversion premium. Typical characteristics of mandatories include: issued as preferred stock, convertible at premium, pay fixed quarterly dividend (typically 500 to 600 basis points higher than common stock dividend), and are non-callable for the life of the security (usually three to five years). An important feature of mandatories is that the number of shares received at maturity is determined by the difference between the price of the common stock at maturity and the price of the common stock at issuance. Mandatory convertible securities come in many forms. One increasingly popular structure due to favorable tax treatment is a trust that holds a combination of a debt instrument that pays a fixed quarterly premium with a forward contract that ensures delivery of the equity security at maturity. In some cases, these trusts are registered as closed-end investment companies although they are not actively managed and do not charge any management fees (any expenses are prepaid by the issuer).

Convertible trust preferred securities are, from an investor's viewpoint, essentially convertible preferred securities, i.e., they are issued as preferred stock convertible into common stock at a premium and pay quarterly dividends. Through this structure the company establishes a wholly owned special purpose vehicle whose sole purpose is to issue convertible preferred stock. The offering proceeds pass through to the company, which issues the special purpose vehicle a convertible subordinated debenture with identical terms to the convertible preferred issued to investors. Benefits to the issuer include increased equity credit from rating agencies and the deduction of coupon payments for tax purposes.

A company divesting a holding in another company often uses exchangeable securities. The primary difference between exchangeable securities and standard convertible structures is that the issuer of an exchangeable security is different from the issuer of the underlying shares.

Yield enhanced stock mandatorily converts into common stock at maturity and offers investors a higher current dividend than the underlying common stock. The difference between these structures and other mandatories is that the participation in stock price appreciation is capped.

Zero-coupon and deep-discount convertible bonds include the following characteristics: no or low coupon payments, imbedded put options allowing the investor to put them on select dates prior to maturity, call protection (usually three to five years), and lower than normal conversion premiums at issuance. A benefit to the issuer is that while no cash interest is actually paid, the accrued interest may be deducted for tax purposes. Because of their put options, these bonds tend to be less sensitive to changes in interest rates than either long maturity bonds or preferred stocks. The put options also provide enhanced downside protection while retaining the equity participation characteristics of traditional convertible bonds.

An investment in an enhanced convertible security or any other security may involve additional risks. A Fund may have difficulty disposing of such securities because there may be a thin trading market for a particular security at any given time. Reduced liquidity may have an adverse impact on market price and the Fund's ability to dispose of particular securities, when necessary, to meet the Fund's liquidity needs or in response to a specific economic event, such as the deterioration in the creditworthiness of an issuer. Reduced liquidity in the secondary market for certain securities also may make it more difficult for the Fund to obtain market quotations based on actual trades for purposes of valuing the Fund's portfolio.

FUTURE DEVELOPMENTS. Each Fund may invest in other convertible securities or enhanced convertible securities that are not presently contemplated for use by the Fund or that are not currently available but that may be developed in the future, so long as the opportunities are consistent with the Fund's investment objective and policies.

Certain issuers of convertible securities may be deemed to be "investment companies" as defined in the 1940 Act. As a result, the Funds' investment in these securities may be limited by the restrictions contained in the 1940 Act.

DEBT SECURITIES A debt security typically has a fixed payment schedule that obligates the issuer to pay interest to the lender and to return the lender's money over a certain time period. A company typically meets its payment obligations associated with its outstanding debt securities before it declares and pays any dividend to holders of its equity securities. Bonds, notes, debentures and commercial paper differ in the length of the issuer's payment schedule, with bonds carrying the longest repayment schedule and commercial paper the shortest.

The market value of debt securities generally varies in response to changes in interest rates and the financial condition of each issuer. During periods of declining interest rates, the value of debt securities generally increases. Conversely, during periods of rising interest rates, the value of such securities generally declines. These changes in market value will be reflected in a Fund's net asset value per share.


RATINGS. Various investment services publish ratings of some of the debt securities in which a Fund may invest. Investment grade debt securities are rated in the top four ratings categories by independent rating organizations such as Standard and Poor's (S&P) or Moody's Investor Service (Moody's). Higher yields are ordinarily available from securities in the lower rating categories, such as securities rated Ba or lower by Moody's or BB or lower by S&P or from unrated securities deemed by the Fund's manager to be of comparable quality. Such high-yield securities are considered to be below "investment grade" and are sometimes referred to as "junk bonds. "These ratings represent the opinions of the rating services with respect to the issuer's ability to pay interest and repay principal. They do not purport to reflect the risk of fluctuations in market value and are not absolute standards of quality. Please see "Description of Ratings" for a discussion of the ratings.



If the rating on an issue held in a Fund's portfolio is changed by the rating service or the security goes into default, the manager will consider the event in its evaluation of the overall investment merits of the security but will not automatically sell the security.

LIMITS ON DEBT INVESTMENTS. The Funds have different limits on their ability to invest in debt.

The BIOTECHNOLOGY FUND may, subject to its policy of investing 80% of its net assets in securities of biotechnology companies and discovery research firms, invest up to 35% of its assets in debt securities of foreign or U.S. issuers. The Fund intends to invest less than 5% of its assets in debt securities rated below investment grade.

The COMMUNICATIONS FUND may buy debt securities that are rated at least Caa by Moody's or CCC by S&P, or unrated securities that it determines to be of comparable quality. The Fund will not invest more than 5% of its total assets in debt securities rated below investment grade. The Fund will only buy commercial paper rated A-1 or A-2 by S&P or Prime-1 or Prime-2 by Moody's, or unrated commercial paper that it determines to be of comparable quality.

The HEALTH CARE FUND may invest up to 30% of its assets in domestic and foreign debt securities. At present, the Fund intends to invest less than 5% in debt securities rated below investment grade.

The NATURAL RESOURCES FUND may invest in U.S. and foreign equity and debt securities. The Fund will only buy commercial paper rated A-1 or A-2 by S&P or Prime-1 or Prime-2 by Moody's, or unrated commercial paper that is determined to be of comparable quality.

The TECHNOLOGY FUND will invest less than 5% of its net assets in debt securities.

DERIVATIVE SECURITIES Although the Funds have authority to invest in various types of derivative securities and engage in hedging transactions, the Funds (except Technology Fund and Natural Resources Fund) currently do not invest in derivative securities or engage in hedging transactions. Hedging is a technique designed to reduce a potential loss to the Fund as a result of certain economic or market risks, including risks related to fluctuations in interest rates, currency exchange rates between U.S. and foreign currencies or between different foreign currencies, and broad or specific market movements.

The BIOTECHNOLOGY FUND may engage in the following types of transactions: purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other financial instruments; purchase and sell financial futures contracts and options thereon; and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures. The Fund may also use these various techniques for non-hedging purposes. For example, these techniques may be used to produce income to the Fund where the Fund's participation in the transaction involves the payment of a premium to the Fund. The Fund may also use a hedging technique to bet on the fluctuation of certain indices, currencies, or economic or market changes such as a reduction in interest rates. No more than 5% of the Fund's assets will be exposed to risks of such types of instruments when entered into for non-hedging purposes.

The HEALTH CARE FUND may write (sell) covered put and call options and buy put and call options on securities that trade on securities exchanges and in the over-the-counter market. The Fund may buy and sell futures and options on futures with respect to securities, securities indices and currencies. Additionally, the Fund may buy and sell futures and options to "close out" futures and options it may have sold or bought. The Fund may seek to protect capital through the use of forward currency exchange contracts. The Fund will not engage in transactions in futures contracts or related options for speculation but only as a hedge against changes resulting from market conditions in the values of its securities or securities that it intends to buy. The Fund will not enter into any stock index or financial futures contract or related option if, immediately thereafter, more than one-third of the Fund's net assets would be represented by futures contracts or related options. In addition, the Fund may not buy or sell futures contracts or buy or sell related options (except for closing transactions) if, immediately thereafter, the sum of the amount of margin deposits on its existing futures and related options positions and premiums paid for related options would exceed 5% of the market value of the Fund's total assets. The Fund will not engage in any stock options or stock index options if the option premiums paid regarding its open option positions exceed 5% of the value of the Fund's total assets. The Fund may buy foreign currency futures contracts and options if not more than 5% of its assets are then invested as initial or variation margin deposits on contracts or options. In instances involving the purchase of futures contracts or related call options, money market instruments equal to the market value of the futures contract or related option will be deposited in a segregated account with the Fund's custodian bank to collateralize such long positions.

The NATURAL RESOURCES FUND may write covered call and put options and buy call and put options on equities and equity indices. In order to hedge against currency exchange rate risks, the Fund may enter into forward currency exchange contracts and currency futures contracts and options on such futures contracts, as well as buy put or call options and write covered put and call options on currencies traded in U.S. or foreign markets. The Fund may also buy and sell forward contracts (to the extent they are not deemed commodities) for non-hedging purposes when the manager anticipates that the foreign currency will appreciate or depreciate in value, but securities denominated in that currency do not present attractive investment opportunities and are not held in the Fund's portfolio. The Fund generally will not enter into a forward contract with a term of greater than one year.

The COMMUNICATIONS FUND may engage in various portfolio strategies to seek to hedge its portfolio against adverse movements in the equity, debt and currency markets. The Fund may deal in forward foreign currency exchange transactions and foreign currency options and futures and options on such futures. The Fund will not buy foreign currency futures contracts if more than 5% of its assets are then invested as initial or variation margin deposits on such contracts or related options. The Fund may also write (i.e., sell) covered put and call options on its portfolio securities, buy put and call options on securities and engage in transactions in stock index options and financial futures, including stock and bond index futures and related options on such futures. The Fund does not currently intend to write put options. The Fund will not enter into any stock index or financial futures contract or related option if, immediately thereafter, more than one-third of the Fund's net assets would be represented by futures contracts or related options. The Fund will not enter into any futures contract or related options (except for closing transactions) if, immediately thereafter, the sum of the amount of its initial deposits and premiums on open contracts and options would exceed 5% of its total assets (taken at current value). The Fund will not engage in any securities options or securities index options if the option premiums paid regarding its open option positions exceed 5% of the value of its total assets. Although certain risks are involved in options and futures transactions, the manager believes that, because the Fund will write only covered options on portfolio securities, and engage in other options and futures transactions only for hedging purposes, the options and futures portfolio strategies of the Fund will not subject the Fund to the risks frequently associated with the speculative use of options and futures transactions. While the Fund's use of hedging strategies is intended to reduce the volatility of the net asset value of Fund shares, the Fund's net asset value will fluctuate. There can be no assurance that the Fund's hedging transactions will be effective. Furthermore, the Fund will only engage in hedging activities from time to time and may not necessarily be engaging in hedging activities when movement in the equity, debt and currency markets occurs.

The TECHNOLOGY FUND may write (sell) covered put and call options and buy put and call options on securities listed on a national securities exchange and in the over-the-counter (OTC) market. Additionally, the Fund may "close out" options it has entered into. The Fund may also buy and sell both call and put options on stock indices in order to hedge against the risk of market or industry-wide stock price fluctuations or to increase income to the Fund. The Fund may invest in futures contracts only to hedge against changes in the value of its securities or those it intends to buy. The Fund will not enter into a futures contract if the amounts paid for open contracts, including required initial deposits, would exceed 5% of net assets. The Fund may purchase and write options on futures contracts for hedging purposes only. Unless otherwise noted in the Fund's policies, the value of the underlying securities on which options may be written at any one time will not exceed 15% of the Fund's assets. Nor will the Fund purchase put or call options if the aggregate premium paid for such options would exceed 5% of its assets at the time of purchase. The Fund will not enter into any stock index or financial futures contract or related option if, immediately thereafter, more than one third of total assets would be represented by futures contracts and related options. The Fund may purchase or sell futures contracts or options on futures contracts if, immediately thereafter, the aggregate amount of initial margin deposits on all the futures positions of the Fund and the premiums paid on options on futures contracts would exceed 5% of the market value of the Fund's total assets.

The Funds' transactions in options, futures contracts, and forward contracts may be limited by the requirements of the Internal Revenue Code for qualification as a regulated investment company. These transactions are also subject to special tax rules that may affect the amount, timing, and character of certain distributions to shareholders. For more information, please see "Distributions and Taxes."

A Fund's ability to hedge effectively all or a portion of its portfolio through transactions in options on securities and stock indexes, stock index futures, financial futures and related options depends on the degree to which price movements in the underlying index or underlying securities or assets correlate with price movements in the relevant portion of the Fund's portfolio. Inasmuch as such hedging instrument will not duplicate the components of any index or underlying securities, the correlation will not be perfect. Consequently, the Fund bears the risk that the prices of the securities being hedged will not move in the same amount as the hedging instrument. It is also possible that there may be a negative correlation between the index or other securities underlying the hedging instrument and the hedged securities which would result in a loss on both the securities and the hedging instrument. Accordingly, successful use by the Funds of options on securities and stock indexes, stock index futures, financial futures and related options will be subject to the manager's ability to predict correctly movements in the direction of the securities markets generally or of a particular segment. This requires different skills and techniques than predicting changes in the price of individual stocks.

In addition, adverse market movements could cause a Fund to lose up to its full investment in a call option contract and/or to experience substantial losses on an investment in a futures contract. There is also the risk of loss by a Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or option.

Positions in stock index and securities options, stock index futures, and financial futures and related options may be closed out only on an exchange that provides a secondary market. There can be no assurance that a liquid secondary market will exist for any particular option or futures contract or related option at any specific time. Thus, it may not be possible to close an option or futures position. If a Fund were unable to close out a futures or option position, and if prices moved adversely, the Fund would have to continue to make daily cash payments to maintain its required margin, and, if the Fund had insufficient cash, it might have to sell portfolio securities at a disadvantageous time. In addition, a Fund might be required to deliver the stocks underlying futures or options contracts it holds. The inability to close options or futures positions could also have an adverse impact on a Fund's ability to effectively hedge its securities. Each Fund will enter into an option or futures position only if there appears to be a liquid secondary market for such options or futures.

There can be no assurance that a continuous liquid secondary market will exist for any particular OTC option at any specific time. Consequently, a Fund may be able to realize the value of an OTC option it has purchased only by exercising it or entering into a closing sale transaction with the dealer that issued it. When a Fund writes an OTC option, it generally can close out that option before its expiration only by entering into a closing purchase transaction with the dealer to which the Fund originally wrote it. If a covered call option writer cannot effect a closing transaction, it cannot sell the underlying security until the option expires or the option is exercised. Therefore, a covered call option writer of an OTC option may not be able to sell an underlying security even though it might otherwise be advantageous to do so. Likewise, a secured put writer of an OTC option may be unable to sell the securities pledged to secure the put for other investment purposes while it is obligated as a put writer. Similarly, a buyer of a put or call option might also find it difficult to terminate its position on a timely basis in the absence of a liquid secondary market.

The CFTC and the various exchanges have established limits referred to as "speculative position limits" on the maximum net long or net short position that any person may hold or control in a particular futures contract. Trading limits are also imposed on the maximum number of contracts that any person may trade on a particular trading day. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The Funds do not believe that these trading and positions limits will have an adverse impact on the Funds' strategies for hedging their securities.

The ordinary spreads between prices in the cash and futures markets, due to differences in the natures of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions that could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate trends by the manager may still not result in a successful transaction.

Although each Fund believes that the use of any futures contracts entered into will benefit the Fund, if the manager's investment judgment about the general direction of interest rates or securities price is incorrect, the Fund's overall performance would be poorer than if it had not entered into any such contract. For example, if a Fund has hedged against the possibility of an increase in interest rates that would adversely affect the price of bonds held in its portfolio and interest rates decrease instead, the Fund will lose part or all of the benefit of the increased value of its bonds which it has hedged because it will have offsetting losses in its futures positions. In addition, in these situations, if a Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. These sales may be, but will not necessarily be, at increased prices, which reflect the rising market. A Fund may have to sell securities at a time when it may be disadvantageous to do so.

Each Fund's sale of futures contracts and purchase of put options on futures contracts will be solely to protect its investments against declines in value. Each Fund expects that normally it will buy securities upon termination of long futures contracts and long call options on future contracts, but under unusual market conditions it may terminate any of these positions without a corresponding purchase of securities.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS - ALL FUNDS. The Funds may enter into forward foreign currency exchange contracts (Forward Contract(s)) to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies or to enhance income. A Forward Contract is an obligation to buy or sell a specific currency for an agreed price at a future date and is individually negotiated and privately traded by currency traders and their customers.

A Fund may enter into a Forward Contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock-in" the U.S. dollar price of that security. Additionally, when a Fund believes that a foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a Forward Contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in that foreign currency. Similarly, when a Fund believes that the U.S. dollar may suffer a substantial decline against a foreign currency, it may enter into a Forward Contract to buy that foreign currency for a fixed dollar amount.

To limit potential risks in connection with the purchase of currency under Forward Contracts, cash, cash equivalents or liquid securities equal to the amount of the purchase will be segregated on the Fund's books to be used to pay for the commitment, or the Fund will cover any commitments under these contracts to sell currency by owning the underlying currency (or an absolute right to acquire the currency). The segregated assets will be marked-to-market on a daily basis.

Forward Contracts may limit the potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies or between foreign currencies. Unanticipated changes in currency exchange rates also may result in poorer overall performance for a Fund than if it had not entered into Forward Contracts.

While these contracts are not presently regulated by the CFTC, the CFTC may in the future assert authority to regulate Forward Contracts. In this event, the Funds' ability to use Forward Contracts may be restricted. The use of foreign currency Forward Contracts will not eliminate fluctuations in the underlying U.S. dollar equivalent value of, or rates of return on, a Fund's foreign currency denominated portfolio securities and the use of such techniques will subject the Fund to certain risks.

The matching of the increase in value of a Forward Contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. In addition, a Fund may not always be able to enter into Forward Contracts at attractive prices and this will limit the Fund's ability to use such contracts to hedge or cross-hedge its assets. Also, with regard to the Funds' use of cross-hedges, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the U.S. dollar will continue. Thus, at any time, poor correlation may exist between movements in the exchange rates of the foreign currencies in which a Fund's assets that are the subject of such cross-hedges are denominated.

FOREIGN CURRENCY FUTURES - ALL FUNDS. The Funds may buy and sell foreign currency futures contracts to hedge against changes in the level of future currency rates. These contracts involve an agreement to buy or sell a specific currency at a future date at a price set in the contract. Assets will be segregated on the Funds' books or in a segregated account with the Fund's custodian bank as required to cover the Fund's obligations under its foreign currency futures contracts.

By entering into these contracts, a Fund is able to protect against a loss resulting from an adverse change in the relationship between the U.S. dollar and a foreign currency occurring between the trade and settlement dates of the Fund's securities transaction. These contracts also tend to limit the potential gains that might result from a positive change in such currency relationships.

OPTIONS ON FOREIGN CURRENCIES - ALL FUNDS. The Funds may buy and write put and call options on foreign currencies traded on U.S. and foreign exchanges or over-the-counter, for hedging purposes to protect against declines in the U.S. dollar value of foreign portfolio securities or other assets to be acquired. As with other kinds of options, the writing of an option on foreign currency will only be a partial hedge, up to the amount of the premium received, and a Fund could be required to buy or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may be an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to the Fund's position, a Fund may forfeit the entire amount of the premium plus related transaction costs.

A decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of the securities, even if their value in the foreign currency remains constant. In order to protect against such diminution in the value of portfolio securities, the Funds may buy put options on the foreign currency. If the value of the currency does decline, a Fund will have the right to sell the currency for a fixed amount in dollars and will thereby offset, in whole or part, the adverse effect on its portfolio which otherwise would have resulted.

Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Funds may buy call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to a Fund deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, a Fund could sustain losses on transactions in foreign currency options that would require it to forego a portion or all of the benefits of advantageous changes in such rates.

The Funds may write options on foreign currencies for the same types of hedging purposes. For example, where a Fund anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates it could, instead of buying a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the decline in value of portfolio securities will be offset by the amount of the premium received.

Similarly, instead of buying a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, a Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to buy or sell the underlying currency at a loss, which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a Fund also may be required to forego all or a portion of the benefits that might otherwise have been obtained from favorable movements in exchange rates.

The Funds may write covered call options on foreign currencies. A call option written on a foreign currency is "covered" if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration in a segregated account on the Funds' books upon conversion or exchange of other foreign currency held in its portfolio). A call option is also covered if the Fund has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held is (a) equal to or less than the exercise price of the call written or
(b) greater than the exercise price of the call written if the difference is maintained by the Fund in cash, U.S. government securities, or other high grade liquid debt securities in a segregated account with its custodian bank.

The Funds may also write call options on foreign currencies that are not covered for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a decline in the U.S. dollar value of a security which the Fund owns or has the right to acquire and which is denominated in the currency underlying the option due to an adverse change in the exchange rate. In such circumstances, a Fund collateralizes the option by segregating on the Fund's books, cash or U.S. government securities or other high grade liquid securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily.

Options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. Similarly, options on currencies may be traded over-the-counter. In an OTC trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of forward contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on these exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation (OCC), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the OTC market, potentially permitting a Fund to liquidate open positions at a profit before exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options, however, are subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the OTC market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

In addition, forward contracts and options on foreign currencies may be traded on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in, or the prices of, foreign currencies. The value of these positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the U.S. of data on which to make trading decisions, (iii) delays in a Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the U.S., (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S., and (v) less trading volume.

OPTIONS AND FINANCIAL FUTURES - ALL FUNDS. The Funds may write covered put and call options and buy put and call options on stocks, stocks indices, and bonds that trade on securities exchanges and in the over-the-counter market. The Funds may buy and sell futures and options on futures with respect to stock and bond indices. Additionally, the Funds may engage in "close-out" transactions with respect to futures and options.

WRITING CALL OPTIONS - ALL FUNDS. Call options written by a Fund give the holder the right to buy the underlying securities from the Fund at a stated exercise price. A call option written by a Fund is "covered" if the Fund owns the underlying security that is subject to the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration segregated on the Fund's books upon conversion or exchange of other securities held in its portfolio). A call option is also covered if the Fund holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held is (a) equal to or less than the exercise price of the call written or (b) greater than the exercise price of the call written if the difference is segregated by the Fund on its books in cash and liquid securities in segregated on its books. The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the remaining term of the option, supply and demand, and interest rates.

With regard to certain options, the writer of an option may have no control over when the underlying securities must be sold, in the case of a call option, because the writer may be assigned an exercise notice at any time before the termination of the obligation. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security.

The writer of an option that wishes to terminate its obligation may effect a "closing purchase transaction" by buying an option of the same series as the option previously written. The effect of the purchase is that the clearing corporation will cancel the writer's position. A writer may not effect a closing purchase transaction, however, after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a "closing sale transaction" by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

Effecting a closing transaction in the case of a written call option will allow a Fund to write another call option on the underlying security with either a different exercise price or expiration date or both. Also, effecting a closing transaction will allow the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other Fund investments. If a Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction before or at the same time as the sale of the security.

A Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to buy the option. A Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to buy the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund. The Natural Resources Fund will limit the aggregate of exercise price of uncovered call options sold to 25% of the Fund's net assets.

BUYING CALL OPTIONS - ALL FUNDS. Each Fund may buy call options on securities that it intends to purchase in order to limit the risk of a substantial increase in the market price of such security. Each Fund may also buy call options on securities held in its portfolio and on which it has written call options. A call option gives the holder the right to buy the underlying securities from the option writer at a stated exercise price. Before its expiration, a call option may be sold in a closing sale transaction. Profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the call option plus related transaction costs.

WRITING PUT OPTIONS - ALL FUNDS. The Funds may write covered put options. A put option gives the buyer of the option the right to sell, and the writer (seller) the obligation to buy, the underlying security at the exercise price during the option period. The option may be exercised at any time before its expiration date. The operation of put options in other respects, including their related risks and rewards, is substantially identical to that of call options.

If a Fund writes put options, it will do so on a covered basis. This means that the Fund would maintain, in a segregated account, cash, U.S. government securities, or other liquid, high-grade debt securities in an amount not less than the exercise price at all times while the put option is outstanding. The rules of the clearing corporation currently require that such assets be deposited in escrow to secure payment of the exercise price. A Fund would generally write covered put options when the manager wants to buy the underlying security or currency for the Fund's portfolio at a price lower than the current market price of the security or currency. In this event, the Fund would write a put option at an exercise price that, reduced by the premium received on the option, reflects the lower price it is willing to pay. Since the Fund would also receive interest on debt securities maintained to cover the exercise price of the option, this technique could be used to enhance current return during periods of market uncertainty. The risk in such a transaction would be that the market price of the underlying security or currency would decline below the exercise price less the premiums received.

BUYING PUT OPTIONS - ALL FUNDS. Each Fund may buy a put option on an underlying security or currency owned by the Fund as a hedging technique in order to protect against an anticipated decline in the value of the security or currency (protective put). Such hedge protection is provided only during the life of the put option when a Fund, as the holder of the put option, is able to sell the underlying security or currency at the put exercise price, regardless of any decline in the underlying security's market price or currency's exchange value. For example, a put option may be purchased in order to protect unrealized appreciation of a security or currency when the manager deems it desirable to continue to hold the security or currency because of tax considerations. The premium paid for the put option and any transaction costs would reduce any capital gain otherwise available for distribution when the security or currency is eventually sold.

A Fund may also buy put options at a time when the Fund does not own the underlying security or currency. By buying put options on a security or currency it does not own, a Fund seeks to benefit from a decline in the market price of the underlying security or currency. If the put option is not sold when it has remaining value, and if the market price of the underlying security or currency remains equal to or greater than the exercise price during the life of the put option, a Fund will lose its entire investment in the put option. In order for the purchase of a put option to be profitable, the market price of the underlying security or currency must decline sufficiently below the exercise price to cover the premium and transaction costs, unless the put option is sold in a closing sale transaction.

The premium paid by a Fund when buying a put option will be recorded as an asset in the Fund's statement of assets and liabilities. This asset will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the net asset value per share of the Fund is computed. The asset will be extinguished upon expiration of the option, the writing of an identical option in a closing transaction, or the delivery of the underlying security or currency upon the exercise of the option.

OVER-THE-COUNTER (OTC) OPTIONS - ALL FUNDS. Each Fund intends to write covered put and call options and buy put and call options that trade in the over-the-counter market to the same extent that it will engage in exchange traded options. OTC options, however, differ from exchange traded options in certain material respects.

OTC options are arranged directly with dealers and not, as is the case with exchange traded options, with a clearing corporation. Thus, there is a risk of non-performance by the dealer. Because there is no exchange, pricing is typically done by reference to information from market makers. OTC options are available, however, for a greater variety of securities, and in a wider range of expiration dates and exercise prices, than exchange traded options, and the writer of an OTC option is paid the premium in advance by the dealer.

The Funds understand the current position of the staff of the SEC to be that purchased OTC options are illiquid securities and that the assets used to cover the sale of an OTC option are considered illiquid. The Funds and the manager disagree with this position. Nevertheless, pending a change in the staff's position, each Fund will treat OTC options and "cover" assets as subject to the Fund's limitation on illiquid securities.

OPTIONS ON STOCK INDICES - ALL FUNDS. The Funds may buy call and put options on stock indices in order to hedge against the risk of market or industry-wide stock price fluctuations. Call and put options on stock indices are similar to options on securities except that, rather than the right to buy or sell stock at a specified price, options on a stock index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying stock index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike stock options, all settlements are in cash, and gain or loss depends on price movements in the stock market generally (or in a particular industry or segment of the market) rather than price movements in individual stocks.

When a Fund writes an option on a stock index, the Fund will establish a segregated account containing cash or high quality fixed-income securities with its custodian bank in an amount at least equal to the market value of the underlying stock index and will maintain the account while the option is open or it will otherwise cover the transaction.

FUTURES CONTRACTS - ALL FUNDS. Contracts for the purchase or sale for future delivery of securities and contracts based upon financial indices (financial futures) are commodity contracts that obligate the long or short holder to take or make delivery of a specified quantity of a financial instrument, such as a security, or the cash value of a securities index during a specified future period at a specified price. A "sale" of a futures contract means the acquisition of a contractual obligation to deliver the securities called for by the contract at a specified price on a specified date. A "purchase" of a futures contract means the acquisition of a contractual obligation to acquire the securities called for by the contract at a specified price on a specified date. Futures contracts have been designed by exchanges that have been designated "contracts markets" by the Commodity Futures Trading Commission (CFTC) and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market.

At the same time a futures contract is purchased or sold, a Fund must allocate cash or securities as a deposit payment (initial deposit). Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required since each day the Fund would provide or receive cash that reflects any decline or increase in the contract's value.

Although futures contracts by their terms call for the actual delivery or acquisition of securities, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities. The offsetting of a contractual obligation is accomplished by buying (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, a Fund will incur brokerage fees when it buys or sells futures contracts.

A Fund will generally not engage in transactions in futures contracts or related options for speculation but only as a hedge against changes resulting from market conditions in the values of its securities or securities that it intends to buy. The purpose of the acquisition or sale of a futures contract is to attempt to protect the Fund from fluctuations in the price of portfolio securities without actually buying or selling the underlying security. To the extent a Fund enters into a futures contract, it will maintain with its custodian bank, to the extent required by the rules of the SEC, assets in a segregated account to cover its obligations with respect to such contract which will consist of cash, cash equivalents, or high quality debt securities from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contract and the aggregate value of the initial and variation margin payments made by the Fund with respect to such futures contracts.

STOCK INDEX FUTURES - ALL FUNDS. A stock index futures contract obligates the seller to deliver (and the buyer to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made.

Each Fund may sell stock index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of its equity securities that might otherwise result. When a Fund is not fully invested in stocks and anticipates a significant market advance, it may purchase stock index futures in order to gain rapid market exposure that may in part or entirely offset increases in the cost of common stocks that it intends to buy.

OPTIONS ON STOCK INDEX FUTURES - ALL FUNDS. The Funds may buy and sell call and put options on stock index futures to hedge against risks of market-side price movements. The need to hedge against such risks will depend on the extent of diversification of the Fund's common stock portfolio and the sensitivity of such investments to factors influencing the stock market as a whole.

Call and put options on stock index futures are similar to options on securities except that, rather than the right to buy or sell stock at a specified price, options on stock index futures give the holder the right to receive cash. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. If an option is exercised on the last trading day before the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing price of the futures contract on the expiration date.

BOND INDEX FUTURES AND RELATED OPTIONS - ALL FUNDS. The Funds may purchase and sell futures contracts based on an index of debt securities and options on such futures contracts to the extent they currently exist and, in the future, may be developed. The Funds reserve the right to conduct futures and options transactions based on an index which may be developed in the future to correlate with price movements in certain categories of debt securities. Each Fund's investment strategy in employing futures contracts based on an index of debt securities will be similar to that used by it in other financial futures transactions.

The Funds also may buy and write put and call options on bond index futures and enter into closing transactions with respect to such options.

FUTURE DEVELOPMENTS - ALL FUNDS. Each Fund may take advantage of opportunities in the area of options and futures contracts and options on futures contracts and any other derivative investments that are not presently contemplated for use by the Fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Fund's investment goal and legally permissible for the Fund.

EQUITY SECURITIES Equity securities represent a proportionate share of the ownership of a company; their value is based on the success of the company's business and the value of its assets, as well as general market conditions. The purchaser of an equity security typically receives an ownership interest in the company as well as certain voting rights. The owner of an equity security may participate in a company's success through the receipt of dividends, which are distributions of earnings by the company to its owners. Equity security owners may also participate in a company's success or lack of success through increases or decreases in the value of the company's shares as traded in the public trading market for such shares. Equity securities generally take the form of common stock or preferred stock, as well as securities convertible into common stocks. Preferred stockholders typically receive greater dividends but may receive less appreciation than common stockholders and may have different voting rights as well. Equity securities may also include warrants or rights. Warrants or rights give the holder the right to buy a common stock at a given time for a specified price.

FOREIGN SECURITIES The Funds have different limits on their ability to invest in foreign securities. Each Fund may invest in securities that are traded on U.S. or foreign securities exchanges, the Nasdaq Stock Market, or in the U.S. or foreign over-the-counter markets.

The BIOTECHNOLOGY FUND anticipates that under normal conditions, it invests more of its assets in U.S. securities than in securities of any other single country, although the Fund may have more than 50% of its total assets in foreign securities. The Fund may buy securities of issuers in developing nations, but it has no present intention of doing so.

The COMMUNICATIONS FUND normally invests in securities of issuers in at least three different countries. The Communications Fund expects to invest more of its assets in U.S. securities than in securities of any other single country, but the Fund may invest more than 65% of its total assets in foreign securities. The Communications Fund will limit its investments in Russian securities to 5% of its total assets.

The HEALTH CARE FUND invests in securities of issuers in at least three different countries. The Health Care Fund will not invest more than 40% of its net assets in any one country other than the U.S. The Health Care Fund expects that a significant portion of its investments will be in securities of domestic issuers.

The NATURAL RESOURCES FUND expects to invest more of its assets in U.S. securities than in securities of any other single country, but the Fund may invest more than 50% of its total assets in foreign securities.

The TECHNOLOGY FUND may invest up to 35% of total assets in foreign securities.

You should consider carefully the substantial risks involved in securities of companies of foreign nations, which are in addition to the usual risks inherent in domestic investments.

There may be less publicly available information about foreign companies comparable to the reports and ratings published about companies in the U.S. Foreign companies are not generally subject to uniform accounting or financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. The Funds, therefore, may encounter difficulty in obtaining market quotations for purposes of valuing their portfolios and calculating their net asset values. Foreign markets have substantially less volume than the New York Stock Exchange, and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commission rates in foreign countries, which are generally fixed rather than subject to negotiation as in the U.S., may be higher. In many foreign countries there is less government supervision and regulation of stock exchanges, brokers, and listed companies than in the U.S.

Investments in companies domiciled in developing countries may be subject to potentially higher risks than investments in developed countries. These risks include (i) less social, political, and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict a Fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until recently in certain Eastern European countries, of a capital market structure or market-oriented economy; and (vii) the possibility that recent favorable economic developments in Eastern Europe may be slowed or reversed by unanticipated political or social events in such countries.

In addition, many countries in which the Funds may invest have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain countries. Moreover, the economies of some developing countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency, and balance of payments position.

The manager endeavors to buy and sell foreign currencies on as favorable a basis as practicable. Some price spread on currency exchange (to cover service charges) may be incurred, particularly when a Fund changes investments from one country to another or when proceeds of the sale of shares in U.S. dollars are used for the purchase of securities in foreign countries. Also, some countries may adopt policies that would prevent the Funds from transferring cash out of the country or withhold portions of interest and dividends at the source. There is the possibility of cessation of trading on national exchanges, expropriation, nationalization, or confiscatory taxation, withholding, and other foreign taxes on income or other amounts, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability, or diplomatic developments that could affect investments in securities of issuers in foreign nations.

The Funds may be affected either favorably or unfavorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations, and by indigenous economic and political developments. Some countries in which the Funds may invest may also have fixed or managed currencies that are not free-floating against the U.S. dollar. Further, certain currencies may not be internationally traded.

Certain of these currencies have experienced a steady devaluation relative to the U.S. dollar. Any devaluations in the currencies in which a Fund's portfolio securities are denominated may have a detrimental impact on the Fund. Through each Fund's flexible policy, management endeavors to avoid unfavorable consequences and to take advantage of favorable developments in particular nations where, from time to time, it places the Fund's investments.

The exercise of this flexible policy may include decisions to purchase securities with substantial risk characteristics and other decisions such as changing the emphasis on investments from one nation to another and from one type of security to another. Some of these decisions may later prove profitable and others may not. No assurance can be given that profits, if any, will exceed losses.

While the Health Care Fund may invest in foreign securities, it is generally not its intention to invest in foreign equity securities of an issuer that meets the definition in the Internal Revenue Code of a passive foreign investment company
(PFIC). However, to the extent that the Fund (and any other Fund) invests in these securities, the Fund may be subject to both an income tax and an additional tax in the form of an interest charge with respect to its investment. To the extent possible, the Health Care Fund will avoid the taxes by not investing in PFIC securities or by adopting other tax strategies for any PFIC securities it does buy.

DEPOSITARY RECEIPTS. The Natural Resources Fund may invest in American Depositary Receipts (ADRs), and the Communications Fund, the Health Care Fund, the Biotechnology Fund, and the Technology Fund may invest in ADRs, European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) of non-U.S. issuers. Such depositary receipts are interests in a pool of a non-U.S. company's securities that have been deposited with a bank or trust company. The bank or trust company then sells interests in the pool to investors in the form of depositary receipts. Depositary receipts can be unsponsored or sponsored by the issuer of the underlying securities or by the issuing bank or trust company.

ADRs are usually issued by an American bank or trust company and may be registered for use in U.S. securities markets. Foreign banks or trust companies typically issue EDRs and GDRs, although U.S. banks or trust companies also may issue them. The Funds consider investments in depositary receipts to be investments in the equity securities of the issuers into which the depositary receipts may be converted.

Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the U.S. on exchanges or over-the-counter. While ADRs do not eliminate all the risks associated with foreign investments, by investing in ADRs rather than directly in the stock of foreign issuers, a Fund will avoid currency risks during the settlement period for either purchases or sales and certain foreign securities markets trading risks. In general, there is a large, liquid market in the U.S. for ADRs quoted on a national securities exchange or on the Nasdaq Stock Market. The information available for ADRs is subject to the accounting, auditing, and financial reporting standards of the U.S. market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject.

Depositary receipts may be issued under sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities traded in the form of depositary receipts. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program. Accordingly, there may be less information available regarding issuers of securities underlying unsponsored programs, and there may not be a correlation between such information and the market value of the depositary receipts.

Depositary receipts reduce but do not eliminate all the risk inherent in investing in the securities of non-U.S. issuers. To the extent that a Fund acquires depositary receipts through banks which do not have a contractual relationship with the foreign issuer of the security underlying the depositary receipt to issue and service such depositary receipts, there may be an increased possibility that the Fund would not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner.

EMERGING MARKETS. Investments by a Fund in companies domiciled or operating in emerging countries may be subject to potentially higher risks, making these investments more volatile, than investments in developed countries. These risks include (i) less social, political and economic stability; (ii) the risk that the small size of the markets for such securities and the low or nonexistent volume of trading may result in a lack of liquidity and in greater price volatility; (iii) the existence of certain national policies which may restrict the Fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until recently in many developing countries, of a capital market structure or market-oriented economy; and (vii) the possibility that recent favorable economic developments in some emerging countries may be slowed or reversed by unanticipated political or social events in such countries.

In addition, many countries in which the Fund may invest have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain countries. Moreover, the economies of some emerging countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position.

Investments in emerging countries may involve increased risks of nationalization, expropriation and confiscatory taxation. For example, the Communist governments of a number of Eastern European countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there can be no assurance that such expropriation will not occur in the future. In the event of expropriation, the Fund could lose a substantial portion of any investments it has made in the affected countries. Further, no accounting standards exist in certain emerging countries. Finally, even though the currencies of some emerging countries, such as certain Eastern European countries may be convertible into U.S. dollars, the conversion rates may be artificial to the actual market values and may be adverse to the Fund's shareholders.

Repatriation, that is, the return to an investor's homeland, of investment income, capital and proceeds of sales by foreign investors may require governmental registration or approval in some developing countries. Delays in or a refusal to grant any required governmental registration or approval for such repatriation could adversely affect the Fund. Further, the economies of emerging countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.

CURRENCY. Some of the Funds' investments may be denominated in foreign currencies. Changes in foreign currency exchange rates will affect the value of what the Fund owns and the Fund's share price. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars.

GOVERNMENT SECURITIES Securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, including U.S. Treasury bills, notes and bonds, as well as certain agency securities and mortgage-backed securities issued by the Government National Mortgage Association (GNMA), may carry guarantees which are backed by the "full faith and credit" of the U.S. government. The guarantee extends only to the payment of interest and principal due on the securities and does not provide any protection from fluctuations in either the securities' yield or value or to the yield or value of the Fund's shares. Other investments in agency securities are not necessarily backed by the "full faith and credit" of the U.S. government. These include securities issued by the Federal National Mortgage Association (FNMA), the Federal Home Loan Mortgage Corporation, the Student Loan Marketing Association and the Farm Credit Bank.

The Natural Resources Fund and the Communications Fund may invest in debt securities issued or guaranteed by foreign governments. These securities are typically denominated in foreign currencies and are subject to the currency fluctuation and other risks of foreign securities investments. The foreign government securities in which the Funds intend to invest generally will include obligations issued by national, state, or local governments or similar political subdivisions. Foreign government securities also include debt obligations of supranational entities, including international organizations designed or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank of Reconstruction and Development (the World Bank), the European Investment Bank, the Asian Development Bank and the Inter-American Development Bank.

Foreign government securities also include debt securities of "quasi-governmental agencies" and debt securities denominated in multinational currency units. An example of a multinational currency unit is the European Currency Unit. A European Currency Unit represents specified amounts of the currencies of certain of the 12-member states of the European Economic Community. Debt securities of quasi-governmental agencies are issued by entities owned by either a national or local government or are obligations of a political unit that is not backed by the national government's full faith and credit and general taxing powers. Foreign government securities also include mortgage-related securities issued or guaranteed by national or local governmental instrumentalities, including quasi-governmental agencies.

HEALTH CARE COMPANIES - HEALTH CARE FUND ONLY Many major developments in health care come from companies based abroad. Thus, in the opinion of the manager, a portfolio of only U.S. based health care companies is not sufficiently diversified to participate in global developments and discoveries in the field of health care. The manager believes that health care is becoming an increasingly globalized industry and that many important investment opportunities exist abroad. Therefore, the manager believes that a portfolio of global securities may provide a greater potential for investment participation in present and future opportunities that may present themselves in the health care related industries. The manager also believes that the U.S. health care industry may be subject to increasing regulation and government control, thus a global portfolio may reduce the risk of a single government's actions on the portfolio. The Health Care Fund concentrates its investments in a limited group of related industries and is not intended to be a complete investment program.


ILLIQUID INVESTMENTS Each Fund's policy is not to invest more than 15% of its net assets in illiquid securities. Illiquid securities are generally securities that cannot be sold within seven days in the normal course of business at approximately the amount at which the Fund has valued them.


A Fund does not consider securities that it acquires outside the U.S. and that are publicly traded in the U.S. or in a foreign securities market to be illiquid assets if: (a) the Fund reasonably believes it can readily dispose of the security for cash at approximately the amount at which the Fund has valued the security in the U.S. or foreign market, or (b) current market quotations are readily available.

Subject to these limitations, the board of trustees has authorized each Fund to invest in legally restricted securities (such as those issued pursuant to an exemption from the registration requirements of the federal securities laws) where such investments are consistent with the Fund's investment objective and has authorized such securities to be considered liquid to the extent the manager determines that there is a liquid institutional or other market for the securities. An example of these securities are restricted securities that may be freely transferred among qualified institutional buyers under Rule 144A of the Securities Act of 1933, as amended, and for which a liquid institutional market has developed. The Fund's board of trustees will review any determination by the manager to treat a restricted security as a liquid security on an ongoing basis, including the manager's assessment of current trading activity and the availability of reliable price information. In determining whether a restricted security is properly considered a liquid security, the manager and the Fund's board of trustees will take into account the following factors: (i) the frequency of trades and quotes for the security; (ii) the number of dealers willing to buy or sell the security and the number of other potential buyers;
(iii) dealer undertakings to make a market in the security; and (iv) the nature of the security and marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). To the extent a Fund invests in restricted securities that are deemed liquid, the general level of illiquidity in the Fund may increase if qualified institutional buyers become uninterested in buying these securities or the market for these securities contracts.

The sale of restricted or illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than the sale of securities eligible for trading on national securities exchanges or in the OTC markets. Restricted securities often sell at a price lower than similar securities that are not subject to restrictions on resale.

144A SECURITIES. Subject to its liquidity limitation, each Fund may invest in certain unregistered securities which may be sold under Rule 144A of the Securities Act of 1933 (144A securities). Due to changing market or other factors, 144A securities may be subject to a greater possibility of becoming illiquid than securities that have been registered with the SEC for sale. In addition, a Fund's purchase of 144A securities may increase the level of the security's illiquidity, as some institutional buyers may become uninterested in purchasing such securities after the Fund has purchased them.

LOANS OF PORTFOLIO SECURITIES To generate additional income, each Fund may lend certain of its portfolio securities to qualified banks and broker-dealers. These loans may not exceed 33% of the value of the Natural Resources Fund's total assets, one third of the value of the Communications Fund's total assets, 20% of the value of the Health Care Fund's total assets, one third of the value of the Biotechnology Fund's total assets, or one third of the value of the Technology Fund's total assets, measured at the time of the most recent loan. For each loan, the borrower must maintain with the Fund's custodian collateral (consisting of any combination of cash, securities issued by the U.S. government and its agencies and instrumentalities, or irrevocable letters of credit) with a value at least equal to the current market value of the loaned securities. The Fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. The Fund also continues to receive any distributions paid on the loaned securities. The Fund may terminate a loan at any time and obtain the return of the securities loaned within the normal settlement period for the security involved.

Where voting rights with respect to the loaned securities pass with the lending of the securities, the manager intends to call the loaned securities to vote proxies, or to use other practicable and legally enforceable means to obtain voting rights, when the manager has knowledge that, in its opinion, a material event affecting the loaned securities will occur or the manager otherwise believes it necessary to vote. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in collateral in the event of default or insolvency of the borrower. A Fund will loan its securities only to parties who meet creditworthiness standards approved by the Fund's board of trustees, i.e., banks or broker-dealers that the manager has determined present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the loan. For Natural Resources Fund the duration of any securities loaned by the Fund is limited to 30 days.

PRIVATE INVESTMENTS Consistent with their respective investment goals and policies, the Health Care Fund, the Biotechnology Fund and the Technology Fund may from time to time make private investments in companies whose securities are not publicly traded. These investments typically will take the form of letter stock or convertible preferred stock. Because these securities are not publicly traded, there is no secondary market for the securities. These securities will generally be deemed to be illiquid.

The Technology Fund may invest up to 5% of its assets in private placements, particularly late stage private placements. Late stage private placements are sales of securities made in non-public, unregistered transactions shortly before a company expects to go public. The Fund may make such investments in order to participate in companies whose initial public offerings are expected to be "hot" issues. There is no public market for shares sold in these private placements and it is possible that initial public offerings will never be completed. Moreover, even after an initial public offering, there may be a limited trading market for the securities or the Fund may be subject to contractual limitations on its ability to sell the shares.

REITS The Natural Resources Fund may invest up to 10% of its assets in real estate investment trusts (REITs). REITs are subject to risks related to the skill of their management, changes in value of the properties the REITs own, the quality of any credit extended by the REITs, and general economic and other factors. An investment in REITs includes the possibility of a decline in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, variations in rental income, changes in neighborhood values, the appeal of properties to tenants, and increases in interest rates. The value of securities of companies that service the real estate industry will also be affected by these risks.

In addition, equity REITs are affected by changes in the value of the underlying property owned by the trusts, while mortgage REITs are affected by the quality of the properties to which they have extended credit. Equity and mortgage REITs are dependent upon the REITs management skill. REITs may not be diversified and are subject to the risks of financing projects.

REPURCHASE AND REVERSE REPURCHASE AGREEMENTS Each Fund generally will have a portion of its assets in cash or cash equivalents for a variety of reasons, including to satisfy redemption requests from shareholders, waiting for a suitable investment opportunity or taking a defensive position. To earn income on this portion of its assets, the Fund may enter into repurchase agreements. Under a repurchase agreement, the Fund agrees to buy securities guaranteed as to payment of principal and interest by the U.S. government or its agencies from a qualified bank or broker-dealer and then to sell the securities back to the bank or broker-dealer after a short period of time (generally, less than seven days) at a higher price. The bank or broker-dealer must transfer to the Fund's custodian securities with an initial market value of at least 102% of the dollar amount invested by the Fund in each repurchase agreement. The manager will monitor the value of such securities daily to determine that the value equals or exceeds the repurchase price.

Repurchase agreements may involve risks in the event of default or insolvency of the bank or broker-dealer, including possible delays or restrictions upon the Fund's ability to sell the underlying securities. The Fund will enter into repurchase agreements only with parties who meet certain creditworthiness standards, i.e., banks or broker-dealers that the manager has determined present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase transaction.

The Funds may also enter into reverse repurchase agreements. Under a reverse repurchase agreement, a Fund agrees to sell a security in its portfolio and then to repurchase the security at an agreed-upon price, date, and interest payment. The Fund will maintain cash or high-grade liquid debt securities with a value equal to the value of the Fund's obligation under the agreement, including accrued interest, in a segregated account with the Fund's custodian bank. The securities subject to the reverse repurchase agreement will be marked-to-market daily. Although reverse repurchase agreements are borrowings under the 1940 Act, the Funds do not treat these arrangements as borrowings under their investment restrictions so long as the segregated account is properly maintained.

The use of repurchase agreements and reverse repurchase agreements by a Fund involves certain risks. For example, if the other party to a repurchase agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, the Fund may incur a loss upon disposition of the security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the bankruptcy code or other laws, a court may determine that the underlying security is collateral for the loan by the Fund not within the control of the Fund, and therefore the realization by the Fund on the collateral may be automatically stayed. Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement. While the manager acknowledges these risks, it is expected that if repurchase agreements and reverse repurchase agreements are otherwise deemed useful to the Fund, these risks can be controlled through careful monitoring procedures.

SECURITIES INDUSTRY RELATED INVESTMENTS Securities issued by companies engaged in securities related businesses, including companies that are securities brokers, dealers, underwriters or investment advisers, are considered to be part of the financial services industry. Generally, under the 1940 Act, a Fund may not acquire a security or any interest in a securities related business to the extent such acquisition would result in the Fund acquiring in excess of 5% of a class of an issuer's outstanding equity securities or 10% of the outstanding principal amount of an issuer's debt securities, or investing more than 5% of the value of the Fund's total assets in securities of the issuer. In addition, any equity security of a securities related business must be a marginable security under Federal Reserve Board regulations and any debt security of a securities related business must be investment grade as determined by the Fund's board of trustees. The Funds do not believe that these limitations will impede the attainment of their investment goals.

SHORT SALES The Biotechnology Fund may engage in short sale transactions, including "short sales against the box." In a short sale transaction, the Fund sells a security that it does not own to a purchaser at a specified price. In order to complete the short sale transaction, the Fund must (1) borrow the security to deliver the security to the purchaser, and (2) buy the same security in the market in order to return it to the lender. In buying the security to replace the borrowed security, the Fund expects to buy the security in the market for less than the amount it earned on the short sale, thereby yielding a profit. No securities will be sold short if, after the sale, the total market value of all the Biotechnology Fund's open short positions would exceed 50% of its assets.

The Biotechnology Fund may also sell securities "short against the box" without limit. In a short sale against the box, the Fund actually holds in its portfolio the securities which it has sold short. In replacing the borrowed securities in the transaction, the Fund may either buy securities in the open market or use those in its portfolio.

STANDBY COMMITMENT AGREEMENTS The Natural Resources Fund, the Communications Fund, and the Technology Fund may, from time to time, enter into standby commitment agreements. These agreements commit a Fund, for a stated period of time, to buy a stated amount of a security that may be issued and sold to the Fund at the option of the issuer. The price and coupon of the security is fixed at the time of the commitment. When a Fund enters into the agreement, the Fund is paid a commitment fee, regardless of whether the security is ultimately issued, typically equal to approximately 0.5% of the aggregate purchase price of the security that the Fund has committed to buy. The Funds will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and/or price that is considered advantageous.

The Funds will not enter into a standby commitment with a remaining term in excess of 45 days and will limit their investment in standby commitments so that the aggregate purchase price of the securities subject to the commitments with remaining terms exceeding seven days, together with the value of other portfolio securities deemed illiquid, will not exceed the respective Fund's limit on holding illiquid investments, taken at the time of acquisition of such commitment or security. Each Fund will at all times segregate on its books cash, cash equivalents, U.S. government securities, or other liquid securities denominated in U.S. dollars or non-U.S. currencies in an aggregate amount equal to the purchase price of the securities underlying the commitment.

There can be no assurance that the securities subject to a standby commitment will be issued, and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, a Fund may bear the risk of a decline in the value of the security and may not benefit from an appreciation in the value of the security during the commitment period.

The purchase of a security subject to a standby commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued, and the value of the security will thereafter be reflected in the calculation of the Fund's net asset value. The cost basis of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment.

TEMPORARY INVESTMENTS When a Fund's manager believes market or economic conditions are unusual or unfavorable for investors, the manager may invest up to 100% of the Fund's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Unfavorable market or economic conditions may include excessive volatility or a prolonged general decline in the securities markets, the securities in which the Fund normally invests, or the economies of the countries where the Fund invests.

Temporary defensive investments generally may include U.S. government securities, certificates of deposit, high-grade commercial paper, repurchase agreements, and other money market equivalents. The Technology Fund may also invest in short-term (less than 12 months to maturity) fixed-income securities, non-U.S. current, short-term instruments denominated in non-U.S. currencies, or medium-term (not more than five years to maturity) obligations issued or guaranteed by the U.S. government or the governments of foreign countries, their agencies or instrumentalities. To the extent allowed by exemptions granted under the 1940 Act and the Fund's other investment policies and restrictions, the manager also may invest each Fund's assets in shares of one or more money market funds managed by the manager or its affiliates. The manager also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity.

WHEN-ISSUED OR DELAYED DELIVERY TRANSACTIONS The Natural Resources Fund, the Communications Fund, and the Technology Fund may buy securities on a when-issued or delayed delivery basis. These transactions are arrangements under which a Fund buys securities with payment and delivery scheduled for a future time. The securities are subject to market fluctuation prior to delivery to the Fund and generally do not earn interest until their scheduled delivery date. Therefore, the value or yields at delivery may be more or less than the purchase price or the yields available when the transaction was entered into. Although the Funds will generally buy these securities on a when-issued basis with the intention of acquiring the securities, they may sell the securities before the settlement date if it is deemed advisable. When a Fund is the buyer, segregate on its books, cash or liquid securities having an aggregate value equal to the amount of its purchase commitments until payment is made. In such an arrangement, the Fund relies on the seller to complete the transaction. The seller's failure to do so may cause the Fund to miss a price or yield considered advantageous. The Funds are not subject to any percentage limit on the amount of their assets that may be invested in when-issued purchase obligations. To the extent a Fund engages in when-issued and delayed delivery transactions, it will do so only for the purpose of acquiring portfolio securities consistent with its investment objective and policies, and not for the purpose of investment leverage.

POLICIES AND PROCEDURES REGARDING THE RELEASE OF PORTFOLIO HOLDINGS The Trust's overall policy with respect to the release of portfolio holdings is to release such information consistent with applicable legal requirements and the fiduciary duties owed to shareholders. Subject to the limited exceptions described below, the Trust will not make available to anyone non-public information with respect to its portfolio holdings, until such time as the information is made available to all shareholders or the general public.


For purposes of this policy, portfolio holdings information does not include aggregate, composite or descriptive information that does not present risks of dilution, arbitrage, market timing, insider trading or other inappropriate trading for the applicable U.S. registered fund. Information excluded from the definition of portfolio holdings information generally includes, without limitation: (1) descriptions of allocations among asset classes, regions, countries or industries/sectors; (2) aggregated data such as average or median ratios, market capitalization, credit quality or duration; (3) performance attributions by industry, sector or country; or (4) aggregated risk statistics. Such information, if made available to anyone, will be made available to any person upon request, but, because such information is generally not material to investors, it may or may not be posted on the Trust's website. In addition, other information may also be deemed to not be portfolio holdings information if, in the reasonable belief of the Trust's Chief Compliance Officer (or his/her designee), the release of such information would not present risks of dilution, arbitrage, market timing, insider trading or other inappropriate trading for the Trust.

Consistent with current law, the Trust releases complete portfolio holdings information each fiscal quarter through regulatory filings with no more than a 60-day lag.

In addition, a complete list of each Fund's portfolio holdings is released 30 calendar days after the end of each calendar quarter. Other portfolio holdings information, such as each Fund's top 10 holdings, may be released monthly on the Fund's website, no sooner than five days after the end of each month. Released portfolio holdings information can be viewed on franklintempleton.com.

To the extent that this policy would require the release of portfolio holdings information regarding a particular portfolio holding for a Fund, the portfolio manager for the Fund may request that the holding be withheld from the portfolio holdings information if the holding is the subject of ongoing purchase or sale orders/programs, or if the release of such portfolio holdings information would otherwise be sensitive or inappropriate due to liquidity and other market considerations, in each case as determined by the portfolio manager in consultation with the head of Global Investment Adviser Compliance (or his/her designee).

Exceptions to the portfolio holdings release policy will be made only when: (1) the Trust has a legitimate business purpose for releasing portfolio holdings information to selected third parties in advance of release to all shareholders or the general public; (2) the recipient is subject to a duty of confidentiality pursuant to a signed non-disclosure agreement; and (3) the release of such information would not otherwise violate the antifraud provisions of the federal securities laws or the Trust's fiduciary duties. The determination of whether the Trust has a legitimate business purpose for releasing portfolio holdings information in advance of release to all shareholders or the general public shall be made by the Trust's Chief Compliance Officer or his/her designee, following a request submitted in writing. The Chief Compliance Officer will report to the board of trustees on exceptions granted to the policy, along with an explanation of the legitimate business purpose that is served as a result of the exception.

The eligible third parties to whom portfolio holdings information may be released in advance of general release fall into the following categories: data consolidators, including rating agencies, fund rating/ranking services and other data providers; service providers to the Trust; shareholders of a fund to whom such fund has determined to process a redemption request in-kind based upon a determination by the Fund's portfolio manager and the Trust's Chief Compliance Officer (or his/her designee) that such redemption in-kind is in the best interests of the redeeming fund and its remaining shareholders; provided, however, that the portfolio holdings information so released in advance of the actual delivery of the redemption proceeds is limited to only that information reasonably necessary to allow the shareholder to prepare for receipt of the in-kind redemption proceeds; municipal securities brokers using the Investor Tools product; and certain entities approved by the Fund's Chief Compliance Officer (or his/her designee) on a case-by-case basis, in limited circumstances, including where the release of such information is required by foreign law or regulation (in these situations, the recipient will be requested to execute a non-disclosure agreement).

The specific entities to whom the Trust may provide portfolio holdings in advance of their release to the general public are:

o Bloomberg, Capital Access, CDA (Thomson Financial), FactSet, Fidelity Advisors, Lipper Inc., Morningstar, Standard & Poor's, Vestek, and Fidelity Management Trust Company, all of whom may receive portfolio holdings information 15 days after the quarter end

o Service providers to the Trust that receive portfolio holdings information from time to time in advance of general release in the course of performing, or to enable them to perform, services for the Trust, including: CUSTODIAN BANK: Bank of New York; INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM: PricewaterhouseCoopers LLP; OUTSIDE FUND LEGAL COUNSEL: Stradley Ronon Stevens & Young, LLP; INDEPENDENT DIRECTORS'/TRUSTEES' COUNSEL: Bleakley, Platt & Schmidt, LLP; PROXY VOTING SERVICES: Glass, Lewis & Co. and Institutional Shareholder Services; BROKERAGE ANALYTICAL SERVICES: Sanford Bernstein, Brown Brothers Harriman, Royal Bank of Canada Capital Markets, JP Morgan Securities Inc.; FINANCIAL PRINTERS: RR Donnelley & Sons Company or GCOM Solutions, Inc.; and CLASS B SHARE FINANCING: Lightning Asset Finance Limited.


In all cases, eligible third parties are required to execute a non-disclosure agreement. Non-disclosure agreements include the following provisions:


o The recipient agrees to keep confidential any portfolio holdings information received until such information either is released to the public or the release is otherwise approved by the head of Global Compliance (or his/her designee) or the Trust's Chief Compliance Officer (or his/her designee);
o The recipient agrees not to trade on the non-public information received; and
o The recipient agrees to refresh its representation as to confidentiality and abstention from trading upon request from Franklin Templeton Investments.


In no case does the Trust receive any compensation in connection with the arrangements to release portfolio holdings information to any of the above-described recipients of the information.


Lightning Asset Finance Limited (Lightning) is the company used to finance advanced commissions for the Trust's Class B shares and is a 49% owned subsidiary of Franklin Resources, Inc. Lightning receives portfolio holdings information on a weekly basis, with no time lag. Lightning may utilize such information to construct a "global hedge" to lessen its exposure to market fluctuations with respect to the fees it receives in connection with the financing of the Trust's Class B shares. The global hedge is not specific to the Trust but rather is constructed with respect to the aggregate portfolio of securities underlying all funds, including funds within Franklin Templeton Investments as well as funds in other investment company complexes for which Lightning provides Class B share financing. The global hedge can be comprised of a number of financial instruments, including futures contracts, swaps, index shares, exchange-traded funds and, in limited circumstances, individual stocks. In its confidentiality agreement with Franklin Templeton Investments, Lightning has agreed to keep confidential any portfolio holdings information it receives from the Trust and also has agreed not to purchase or sell or sell short any individual stocks held by the Trust based on such portfolio holdings information. If other funds for which Lightning provides financing have supplied Lightning with portfolio holdings information, and such holdings include individual stocks that are also included in the list of portfolio holdings supplied by the Trust, it is possible that the global hedge constructed by Lightning may include individual stock transactions based on such other funds' holdings of a particular stock, but not based on the Trust's holdings of that stock. Lightning does not seek to profit from the global hedge, does not invest in Trust shares, and has established precautionary measures so that its personnel may not use the Trust's portfolio information for the purpose of trading in Trust shares or for any other unauthorized trading. Although neither the Trust nor any Franklin Templeton entity receives compensation in connection with the provision of portfolio holdings information to Lightning, because Franklin Resources is an affiliate of Lightning, to the extent that Lightning's global hedge is successful, Franklin Resources may receive an indirect economic benefit from the global hedge and, consequently, from the release of portfolio holdings information.


Several investment managers within Franklin Templeton Investments (F-T Managers) serve as investment managers to offshore funds that are registered or otherwise authorized for sale with foreign regulatory authorities. The release of portfolio holdings information for such offshore funds is excluded from the Trust's portfolio holdings release policy if such information is given to offshore banks, broker-dealers, insurance companies, registered investment managers and other financial institutions (offshore investment managers) with discretionary authority to select offshore funds on behalf of their clients. Because such offshore funds may from time to time invest in securities substantially similar to those of the Trust, there is the risk that such portfolio holdings information may be used to trade inappropriately against the Trust. To mitigate such risks, such information may only be disclosed for portfolio analytic purposes, such as risk analysis/asset allocation, and the offshore investment manager will be required to execute a non-disclosure agreement, whereby such offshore investment manager agrees to maintain such information as confidential, including limiting the dissemination of such information within its organization, and not to trade in any shares of any U.S. registered Franklin or Templeton fund, including the Trust.

In addition, some F-T Managers serve as investment managers to various bank commingled trusts maintained by a Franklin Templeton Investments trust company, to various Canadian institutional pooled funds, to separate accounts, and as sub-advisers to other mutual funds not within the Franklin Templeton Investments fund complex. Such trusts, pooled funds, accounts and other funds (collectively, "other accounts") are not subject to the Trust's portfolio holdings release policy. However, in some instances the portfolio holdings of such other accounts may be similar to and, in certain cases, nearly identical to those of a Franklin Templeton mutual fund, including the Trust. In the case of bank commingled trusts and Canadian institutional pooled funds, to mitigate risks that such portfolio holdings information may be used to trade inappropriately against a mutual fund, the recipient of such portfolio holdings information will be required to execute a non-disclosure agreement similar to the one described above for offshore funds. With respect to the other mutual funds not within the Franklin Templeton Investments fund complex, the sponsors of such funds may disclose the portfolio holdings of such funds at different times than the Trust discloses its portfolio holdings.


The Trust's portfolio holdings release policy and all subsequent amendments have been reviewed and approved by the Trust's board of trustees, and any other material amendments shall also be reviewed and approved by the board. The investment manager's compliance staff conducts periodic reviews of compliance with the policy and provides at least annually a report to the board of trustees regarding the operation of the policy and any material changes recommended as a result of such review. The investment manager's compliance staff also will report to the board on exceptions granted to the policy, along with an explanation of the legitimate business purpose of the Trust that is served as a result of the exception.


OFFICERS AND TRUSTEES
-------------------------------------------------------------------------------

Franklin Strategic Series (Trust) has a board of trustees. Each trustee will serve until that person resigns and/or a successor is elected and qualified. The board is responsible for the overall management of the Trust, including general supervision and review of each Fund's investment activities. The board, in turn, elects the officers of the Trust who are responsible for administering the Trust's day-to-day operations. The board also monitors each Fund to ensure that no material conflicts exist among share classes. While none are expected, the board will act appropriately to resolve any material conflict that may arise.

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton fund complex are shown below.

INDEPENDENT BOARD MEMBERS
-------------------------------------------------------------------------------
                                                   NUMBER OF
                                                  PORTFOLIOS
  NAME, YEAR OF                                     IN FUND          OTHER
BIRTH AND ADDRESS                    LENGTH OF      COMPLEX      DIRECTORSHIPS
                      POSITION      TIME SERVED   OVERSEEN BY         HELD
                                                 BOARD MEMBER*
-------------------------------------------------------------------------------

Harris J. Ashton  Trustee          Since 1991    140           Director, Bar-S
(1932)                                                       Foods(meat packing
One Franklin                                                   company).
Parkway
San Mateo, CA
94403-1906
--------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).
-------------------------------------------------------------------------------
Robert F.         Trustee          Since April   121           None
Carlson (1928)                     2007
One Franklin
Parkway
San Mateo, CA
94403-1906
-------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, senior member and past President, Board of Administration, California Public Employees Retirement Systems (CALPERS); and FORMERLY, member and Chairman of the Board, Sutter Community Hospitals; member, Corporate Board, Blue Shield of California; and Chief Counsel, California Department of Transportation.
-------------------------------------------------------------------------------
Sam Ginn (1937)   Trustee          Since April   121         Director, Chevron
One Franklin                       2007                      Corporation (global
Parkway                                                      energy company) and
San Mateo, CA                                                ICO Global
94403-1906                                                   Communications
                                                             (Holdings)
                                                             Limited
                                                             (satellite
                                                             company).
-------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Private investor; and FORMERLY, Chairman of the Board, Vodafone AirTouch, PLC; Chairman of the Board and Chief Executive Officer, AirTouch Communications (1993-1998) and Pacific Telesis Groups (1988-1994).
-------------------------------------------------------------------------------
Edith E. Holiday  Trustee          Since 1998    140         Director, Hess
(1952)                                                       Corporation
One Franklin                                                (formerly, Amerada
Parkway                                                     Hess Corporation)
San Mateo, CA                                               (exploration and
94403-1906                                                  refining of oil and
                                                            gas), H.J. Heinz
                                                            Company (processed
                                                            foods and allied
                                                             products), RTI
                                                          International Metals,
                                                          Inc. (manufacture and
                                                            distribution of
                                                            titanium), Canadian
                                                            National Railway
                                                           (railroad) and White
                                                           Mountains Insurance
                                                           Group, Ltd. (holding
                                                             company).
-------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).
-------------------------------------------------------------------------------
Frank W.T.        Trustee          Since 1991    121       Director, Center for
LaHaye (1929)                                                  Creative Land
One Franklin                                                   Recycling
Parkway                                                        (redevelopment).
San Mateo, CA
94403-1906
-------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
General Partner, Las Olas L.P. (Asset Management); and FORMERLY, Chairman, Peregrine Venture Management Company (venture capital).
-------------------------------------------------------------------------------
Frank A. Olson    Trustee          Since April   140          Director, Hess
(1932)                             2007                       Corporation
One Franklin                                                 (formerly, Amerada
Parkway San                                                  Hess Corporation)
Mateo, CA                                                    (exploration and
94403-1906                                                  refining of oil and
                                                             gas) and Sentient
                                                               Jet (private jet
                                                               service); and
                                                               FORMERLY,
                                                               Director, Becton
                                                               Dickinson and
                                                               Company (medical
                                                               technology),
                                                               Cooper
                                                               Industries, Inc.
                                                               (electrical
                                                               products and
                                                               tools and
                                                               hardware), Health
                                                               Net, Inc.
                                                               (formerly,
                                                               Foundation
                                                               Health)
                                                               (integrated
                                                               managed care),
                                                               The Hertz
                                                               Corporation (car
                                                               rental), Pacific
                                                               Southwest
                                                               Airlines, The RCA
                                                               Corporation,
                                                               Unicom (formerly,
                                                               Commonwealth
                                                               Edison), UAL
                                                               Corporation
                                                               (airlines) and
                                                               White Mountains
                                                               Insurance Group,
                                                               Ltd. (holding
                                                               company).
-------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman Emeritus, The Hertz Corporation (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer (1977-1999)); and FORMERLY, Chairman of the Board, President and Chief Executive Officer, UAL Corporation.
-------------------------------------------------------------------------------
Larry D.          Trustee          Since April   140           None
Thompson                           2007
(1945)
One Franklin
Parkway
San Mateo, CA
94403-1906
-------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President - Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (consumer products); and FORMERLY, Director, Delta Airlines (aviation) (2003-2005) and Providian Financial Corp. (1997-2001); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001-2003).
-------------------------------------------------------------------------------
John B. Wilson    Trustee          Since 2006    121           None
(1959)
One Franklin
Parkway
San Mateo, CA
94403-1906
-------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing); serves on private and non-profit boards; and FORMERLY, Chief Operating Officer and Executive Vice President, Gap, Inc. (retail) (1996-2000); Chief Financial Officer and Executive Vice President - Finance and Strategy, Staples, Inc. (office supplies) (1992-1996); Executive Vice President - Corporate Planning, Northwest Airlines, Inc. (airlines) (1990-1992); and Vice President and Partner, Bain & Company (1986-1990).
-------------------------------------------------------------------------------

INTERESTED BOARD MEMBERS AND OFFICERS
-------------------------------------------------------------------------------
  NAME, YEAR OF       POSITION       LENGTH OF   NUMBER OF  OTHER DIRECTORSHIPS
BIRTH AND ADDRESS                   TIME SERVED  PORTFOLIOS      HELD
                                                    IN FUND
                                                   COMPLEX
                                    TIME SERVED   OVERSEEN BY
                                                 BOARD MEMBER*
--------------------------------------------------------------------------------
**Charles B.      Trustee and      Trustee       140           None
Johnson (1933)    Chairman of the  since 1991
One Franklin      Board            and Chairman
Parkway                            of the Board
San Mateo, CA                      since 1993
94403-1906
-------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman of the Board, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Templeton Worldwide, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 42 of the investment companies in Franklin Templeton Investments.
--------------------------------------------------------------------------------
**Rupert H.       Trustee,         Trustee       55            None
Johnson, Jr.      President and    since 1991,
(1940)            Chief Executive  President
One Franklin      Officer          since 1993
Parkway           -Investment      and Chief
San Mateo, CA     Management       Executive
94403-1906                         Officer -
                                   Investment
                                   Management
                                   since 2002
-------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc. and Templeton Worldwide, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton Investments.
--------------------------------------------------------------------------------
James M. Davis    Chief            Chief         Not           Not Applicable
(1952)            Compliance       Compliance    Applicable
One Franklin      Officer and      Officer
Parkway           Vice President   since 2004
San Mateo, CA     - AML Compliance and Vice
94403-1906                         President -
                                       AML
                                   Compliance
                                   since 2006
-------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director, Global Compliance, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director of Compliance, Franklin Resources, Inc. (1994-2001).
-------------------------------------------------------------------------------
Laura Fergerson   Treasurer        Since 2004    Not           Not Applicable
(1962)                                           Applicable
One Franklin
Parkway
San Mateo,
CA 94403-1906
-------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Franklin Templeton Services, LLC; officer of 30 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant Treasurer of most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice President, Franklin Templeton Services, LLC (1997-2003).
-------------------------------------------------------------------------------
Jimmy D. Gambill  Senior Vice        Since 2002    Not Applicable      Not
(1947)            President and                                      Applicable
500 East Broward  Chief Executive
Blvd.             Officer -Finance
Suite 2100 Fort   and
Lauderdale, FL    Administration
33394-3091
------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.
-------------------------------------------------------------------------------
David P. Goss     Vice President   Since 2000    Not           Not Applicable
(1947)                                           Applicable
One Franklin
Parkway
San Mateo, CA
94403-1906

-------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Associate General Counsel, Franklin Templeton Investments; officer and director of one of the subsidiaries of Franklin Resources, Inc.; and officer of 46 of the investment companies in Franklin Templeton Investments.
-------------------------------------------------------------------------------
Edward B.         Vice President   Since 2000    Not           Not Applicable
Jamieson (1948)                                  Applicable
One Franklin
Parkway
San Mateo, CA
94403-1906
--------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Chief Investment Officer and Director, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC; officer and/or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of four of the investment companies in Franklin Templeton Investments.
-------------------------------------------------------------------------------
Christopher J.    Vice President   Since 2000    Not           Not Applicable
Molumphy (1962)                                  Applicable
One Franklin
Parkway
San Mateo, CA
94403-1906
-------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President and Director, Franklin Advisers, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of six of the investment companies in Franklin Templeton Investments.
-------------------------------------------------------------------------------
Karen L.          Vice President   Since 2006    Not           Not Applicable
Skidmore (1952)   and Secretary                  Applicable
One Franklin
Parkway
San Mateo, CA
94403-1906
-------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 30 of the investment companies in Franklin Templeton Investments.
-------------------------------------------------------------------------------
Craig S. Tyle     Vice President   Since 2005    Not           Not Applicable
(1960)                                           Applicable
One Franklin
Parkway
San Mateo, CA
94403-1906
-------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Partner, Shearman & Sterling, LLP (2004-2005); and General Counsel, Investment Company Institute (ICI) (1997-2004).
-------------------------------------------------------------------------------
Galen G. Vetter   Chief Financial  Since 2004    Not           Not Applicable
(1951)            Officer and                    Applicable
500 East Broward  Chief
Blvd.             Accounting
Suite 2100 Fort   Officer
Lauderdale, FL
33394-3091
-------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Templeton Services, LLC; officer of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Managing Director, RSM McGladrey, Inc. (1999-2004); and Partner, McGladrey & Pullen, LLP (1979-1987 and 1991-2004).
-------------------------------------------------------------------------------


*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.


**Charles B. Johnson and Rupert H. Johnson, Jr. are considered to be interested persons of the Trust under the federal securities laws due to their positions as officers and directors and major shareholders of Franklin Resources, Inc., which is the parent company of the Funds' investment manager and distributor.

Note 1: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers. Note 2:
Officer information is current as of the date of this SAI. It is possible that after this date, information about officers may change. Note 3: Prior to September 1, 2007, S. Joseph Fortunato and Gordon S. Macklin ceased to be trustees of the Trust.

The Trust's noninterested board members constitute the sole noninterested board members of 28 funds in the Franklin Templeton Investments complex for which each noninterested board member currently is paid a $232,000 annual retainer fee, together with a $7,000 per meeting fee for attendance at board meetings, a portion of which is allocated to the Trust. Board members who serve on the Audit Committee of the Trust and such other funds receive a flat fee of $3,000 per Committee meeting attended in person and $2,000 per telephonic meeting, a portion of which is allocated to the Trust. John B. Wilson, who serves as chairman of the Audit Committee of the Trust and such other funds receives an additional fee of $40,000 per year, a portion of which is allocated to the Trust. Members of the Committee are not separately compensated for any committee meeting held on the day of a regularly scheduled board meeting. The foregoing fee arrangements went into effect June 1, 2007, and the following table reflects fees paid prior to such date under arrangements then in effect.


                                TOTAL FEES       TOTAL FEES RECEIVED    NUMBER OF BOARDS IN
                                 RECEIVED           FROM FRANKLIN        FRANKLIN TEMPLETON
                            FROM THE TRUST/(1)       TEMPLETON         INVESTMENTS ON WHICH
                                   ($)             INVESTMENTS/(2)          EACH SERVES/(3)
NAME                                                     ($)
----------------------------------------------------------------------------------------------
Harris J. Ashton                 22,723               409,510                   42
Robert F. Carlson                 4,457               132,523                   28
S. Joseph Fortunato/(4)           5,423               292,948                  N/A
Sam Ginn                          4,458                  N/A                    28
Edith E. Holiday                 23,352               422,501                   42
Frank W.T. LaHaye                24,899               225,560                   28
Gordon S. Macklin(5)              6,795               302,820                  N/A
Frank A. Olson                    4,458               373,818                   42
Larry D. Thompson                 4,458               147,950                   42
John B. Wilson                   30,778               117,917                   28

1. For the fiscal year ended April 30, 2007.
2. For the calendar year ended December 31, 2006.
3. We base the number of boards on the number of U.S. registered investment companies in Franklin Templeton Investments. This number does not include the total number of series or portfolios within each investment company for which the board members are responsible.
4. Retired, September 5, 2006.
5. Retired, September 12, 2006.


Noninterested board members are reimbursed for expenses incurred in connection with attending board meetings and are paid pro rata by each fund in Franklin Templeton Investments for which they serve as director or trustee. No officer or board member received any other compensation, including pension or retirement benefits, directly or indirectly from the Trust or other funds in Franklin Templeton Investments. Certain officers or board members who are shareholders of Franklin Resources, Inc. (Resources) may be deemed to receive indirect remuneration by virtue of their participation, if any, in the fees paid to its subsidiaries.


Board members historically have followed a policy of having substantial investments in one or more of the Franklin Templeton funds, as is consistent with their individual financial goals. In February 1998, this policy was formalized through the adoption of a requirement that each board member invest one-third of fees received for serving as a director or trustee of a Templeton fund (excluding committee fees) in shares of one or more Templeton funds and one-third of fees received for serving as a director or trustee of a Franklin fund (excluding committee fees) in shares of one or more Franklin funds until the value of such investments equals or exceeds five times the annual retainer and regular board meeting fees paid to such board member. Investments in the name of family members or entities controlled by a board member constitute fund holdings of such board member for purposes of this policy, and a three-year phase-in period applies to such investment requirements for newly elected board members. In implementing such policy, a board member's fund holdings existing on February 27, 1998, are valued as of such date with subsequent investments valued at cost.

The following tables provide the dollar range of equity securities beneficially owned by the board members of the Trust on December 31, 2006.

INDEPENDENT BOARD MEMBERS
---------------------------------------------------------------------------------------------------
                                                                        AGGREGATE DOLLAR RANGE OF
                                                                         EQUITY SECURITIES IN ALL
                                                                          FUNDS OVERSEEN BY THE
                                                                           BOARD MEMBER IN THE
                                                                         FRANKLIN TEMPLETON FUND
   NAME OF BOARD MEMBER     DOLLAR RANGE OF EQUITY SECURITIES IN EACH            COMPLEX
                                        FUND OF THE SERIES
---------------------------------------------------------------------------------------------------
Harris J. Ashton           Global               $1 - $10,000            Over $100,000
                           Communications
                           Fund
---------------------------------------------------------------------------------------------------
Robert F. Carlson          None                                         Over $100,000
---------------------------------------------------------------------------------------------------
Sam Ginn                   None                                         Over $100,000
---------------------------------------------------------------------------------------------------
Edith E. Holiday           Biotechnology        $10,001 - $50,000       Over $100,000
                           Discovery Fund
---------------------------------------------------------------------------------------------------
Frank W.T. LaHaye          Communications Fund  $10,001 - $50,000       Over $100,000

                           Health Care Fund
                                                $10,001 - $50,000
                           Natural Resources
                           Fund                 $50,001 - $100,000
---------------------------------------------------------------------------------------------------
Frank A. Olson             None                                         Over $100,000
---------------------------------------------------------------------------------------------------
Larry D. Thompson          None                                         Over $100,000
---------------------------------------------------------------------------------------------------
John B. Wilson             Natural Resources    Over $100,000           Over $100,000
                           Fund
---------------------------------------------------------------------------------------------------


INTERESTED BOARD MEMBERS
---------------------------------------------------------------------------------------------------
                                                                        AGGREGATE DOLLAR RANGE OF
                                                                        EQUITY SECURITIES IN ALL
                                                                          FUNDS OVERSEEN BY THE
                                                                           BOARD MEMBER IN THE
  NAME OF BOARD MEMBER     DOLLAR RANGE OF EQUITY SECURITIES IN EACH     FRANKLIN TEMPLETON FUND
                                       FUND OF THE SERIES                        COMPLEX
---------------------------------------------------------------------------------------------------
Charles B. Johnson        None                                         Over $100,000
---------------------------------------------------------------------------------------------------
Rupert H. Johnson, Jr.    Health Care Fund      Over $100,000          Over $100,000

                          Biotechnology         Over $100,000
                          Discovery Fund
---------------------------------------------------------------------------------------------------

BOARD COMMITTEES The board maintains two standing committees: the Audit Committee and the Nominating Committee. The Audit Committee is generally responsible for recommending the selection of the Trust's independent registered public accounting firm (auditors), including evaluating their independence and meeting with such auditors to consider and review matters relating to the Trust's financial reports and internal controls. The Audit Committee is comprised of the following independent trustees of the Trust:
Edith E. Holiday, Frank W.T. LaHaye and John B. Wilson. The Nominating Committee is comprised of the following independent trustees of the Trust:
Harris J. Ashton, Robert F. Carlson, Sam Ginn, Edith E. Holiday, Frank W.T. LaHaye, Frank A. Olson, Larry D. Thompson and John B. Wilson.


The Nominating Committee is responsible for selecting candidates to serve as board members and recommending such candidates (a) for selection and nomination as independent board member by the incumbent independent board member and the full board; and (b) for selection and nomination as interested board members by the full board.


When the board has or expects to have a vacancy, the Nominating Committee receives and reviews information on individuals qualified to be recommended to the full board as nominees for election as board members, including any recommendations by "Qualifying Fund Shareholders" (as defined below). To date, the Nominating Committee has been able to identify, and expects to continue to be able to identify, from its own resources an ample number of qualified candidates. The Nominating Committee, however, will review recommendations from Qualifying Fund Shareholders to fill vacancies on the board if these recommendations are submitted in writing and addressed to the Nominating Committee at the Trust's offices at P.O. Box 997151, Sacramento, CA 95899-7151 and are presented with appropriate background material concerning the candidate that demonstrates his or her ability to serve as a board member, including as an independent board member, of the Trust. A Qualifying Fund Shareholder is a shareholder who (i) has continuously owned of record, or beneficially through a financial intermediary, shares of a Fund having a net asset value of not less than two hundred and fifty thousand dollars ($250,000) during the 24-month period prior to submitting the recommendation; and (ii) provides a written notice to the Nominating Committee containing the following information: (a) the name and address of the Qualifying Fund Shareholder making the recommendation;
(b) the number of shares of a Fund which are owned of record and beneficially by such Qualifying Fund Shareholder and the length of time that such shares have been so owned by the Qualifying Fund Shareholder; (c) a description of all arrangements and understandings between such Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (d) the name, age, date of birth, business address and residence address of the person or persons being recommended; (e) such other information regarding each person recommended by such Qualifying Fund Shareholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC had the nominee been nominated by the board; (f) whether the shareholder making the recommendation believes the person recommended would or would not be an "interested person" of the Trust, as defined in the 1940 Act; and (g) the written consent of each person recommended to serve as a board member of the Trust if so nominated and elected/appointed.


The Nominating Committee may amend these procedures from time to time, including the procedures relating to the evaluation of nominees and the process for submitting recommendations to the Nominating Committee.


During the fiscal year ended April 30, 2007, the Audit Committee met four times; the Nominating Committee met six times.


FAIR VALUATION AND LIQUIDITY

-------------------------------------------------------------------------------


The Trust's board of trustees has delegated to the manager the task of ensuring that regulatory guidelines governing the fair valuation for securities are applied to the Fund and that the required level of liquidity is maintained. The manager has formed a Valuation & Liquidity Oversight Committee (VLOC) to oversee these obligations. The VLOC oversees and administers the policies and procedures governing fair valuation and liquidity determination of securities. The VLOC meets monthly to review and approve fair value and liquidity reports and conduct other business, and meets whenever necessary to review potential significant market events and take appropriate steps to adjust valuations in accordance with established policies. The VLOC provides regular reports that document its activities to the board of trustees for its review and approval of pricing determinations at scheduled meetings. VLOC meeting minutes are regularly submitted to the board of trustees for their review.

The Trust's policies and procedures governing fair valuation and liquidity determination of securities have been initially reviewed and approved by the board of trustees and any material amendments will also be reviewed and approved by the board. The manager's compliance staff conducts periodic reviews of compliance with the policies and provides at least annually a report to the board of trustees regarding the operation of the policies and any material changes recommended as a result of such review.

PROXY VOTING POLICIES AND PROCEDURES
-------------------------------------------------------------------------------

The board of trustees of the Trust on behalf of the Funds has delegated the authority to vote proxies related to the portfolio securities held by each Fund to each Fund's manager Franklin Advisers, Inc. in accordance with the Proxy Voting Policies and Procedures (Policies) adopted by the manager.

The manager has delegated its administrative duties with respect to the voting of proxies to the Proxy Group within Franklin Templeton Companies, LLC (Proxy Group), an affiliate and wholly owned subsidiary of Franklin Resources, Inc. All proxies received by the Proxy Group will be voted based upon the manager's instructions and/or policies.


To assist it in analyzing proxies, the manager subscribes to Institutional Shareholder Services (ISS), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, recordkeeping and vote disclosure services. In addition, the manager subscribes to Glass, Lewis & Co., LLC (Glass Lewis), an unaffiliated third party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies. Although ISS' and/or Glass Lewis' analyses are thoroughly reviewed and considered in making a final voting decision, the manager does not consider recommendations from ISS, Glass Lewis or any other third party to be determinative of the manager's ultimate decision. The manager votes proxies solely in the interests of each Fund and its shareholders. As a matter of policy, the officers, directors/trustees and employees of the Fund, the manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of the Fund and its shareholders. Efforts are made to resolve all conflicts in the interests of the manager's clients. Material conflicts of interest are identified by the Proxy Group based upon analyses of client, broker and vendor lists, information periodically gathered from directors and officers, and information derived from other sources, including public filings. In situations where a material conflict of interest is identified, the Proxy Group will refer the matter, along with the recommended course of action by the manager to an interdepartmental Proxy Review Committee (which may include portfolio managers and/or research analysts employed by the manager), for evaluation and voting instructions. The Proxy Review Committee may defer to the voting recommendation of ISS, Glass Lewis or those of another independent third party provider of proxy services; or send the proxy directly to the Fund with a recommendation regarding the vote for approval. Where the Proxy Review Committee refers a matter to the Fund, it may rely upon the instructions of a representative of the Fund, such as the board of trustees or a committee of the board.


The recommendation of management on any issue is a factor which the manager considers in determining how proxies should be voted, but is not determinative of the manager's ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and the manager will not support the position of the company's management in any situation where it deems that the ratification of management's position would adversely affect the investment merits of owning that company's shares.

MANAGER'S PROXY VOTING POLICIES AND PRINCIPLES The manager has adopted general proxy voting guidelines, which are summarized below. These guidelines are not an exhaustive list of all the issues that may arise and the manager cannot anticipate all future situations. In all cases, each proxy will be considered based on the relevant facts and circumstances.

BOARD OF DIRECTORS. The manager supports an independent board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. The manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. The manager may withhold votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, the manager will review this issue as well as proposals to restore or provide for cumulative voting on a case-by-case basis, taking into consideration factors such as the company's corporate governance guidelines or provisions and performance.

RATIFICATION OF AUDITORS OF PORTFOLIO COMPANIES. In light of several high profile accounting scandals, the manager will closely scrutinize the role and performance of auditors. On a case-by-case basis, the manager will examine proposals relating to non-audit relationships and non-audit fees. The manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of accounting irregularities or negligence.


MANAGEMENT AND DIRECTOR COMPENSATION. A company's equity-based compensation plan should be in alignment with its shareholders' long-term interests. The manager believes that executive compensation should be directly linked to the performance of the company. The manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable, including the ISS quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plans. The manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment "evergreen" feature. The manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.


Severance compensation arrangements will be reviewed on a case-by-case basis, although the manager will generally oppose "golden parachutes" that are considered to be excessive. The manager will normally support proposals that require a percentage of directors' compensation to be in the form of common stock, as it aligns their interests with those of shareholders. The manager will review on a case-by-case basis any shareholder proposals to adopt policies on expensing stock option plans.

ANTI-TAKEOVER MECHANISMS AND RELATED ISSUES. The manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. On occasion, the manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm the Fund or its shareholders' interests. The manager generally supports proposals that require shareholder rights' plans ("poison pills") to be subject to a shareholder vote and will closely evaluate such plans on a case-by-case basis to determine whether or not they warrant support. The manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. The manager generally opposes any supermajority voting requirements as well as the payment of "greenmail." The manager generally supports "fair price" provisions and confidential voting.

CHANGES TO CAPITAL STRUCTURE. The manager will review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase and proposals seeking preemptive rights. The manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. The manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable.

MERGERS AND CORPORATE RESTRUCTURING. Mergers and acquisitions will be subject to careful review by the research analyst to determine whether each will be beneficial to shareholders. The manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring and reincorporation proposals are also subject to a thorough examination on a case-by-case basis.

SOCIAL AND CORPORATE POLICY ISSUES. The manager will generally give management discretion with regard to social, environmental and ethical issues, although the manager may vote in favor of those that are believed to have significant economic benefits or implications for the Fund and its shareholders.

GLOBAL CORPORATE GOVERNANCE. Many of the tenets discussed above are applied to proxy voting decisions for international companies. However, the manager must be more flexible in these instances and must be mindful of the varied market practices of each region.

The manager will attempt to process every proxy it receives for all domestic and foreign issuers. However, there may be situations in which the manager cannot process proxies, for example, where a meeting notice was received too late, or sell orders preclude the ability to vote. If a security is on loan, the manager may determine that it is not in the best interests of the Fund to recall the security for voting purposes. Also, the manager may abstain from voting under certain circumstances or vote against items such as "Other Business" when the manager is not given adequate information from the company.


Shareholders may view the complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are available online at franklintempleton.com and posted on the SEC website at www.sec.gov. The proxy voting records are updated each year by August 31 to reflect the most recent 12-month period ended June 30.


MANAGEMENT AND OTHER SERVICES
-------------------------------------------------------------------------------

MANAGER AND SERVICES PROVIDED Each Fund's manager is Franklin Advisers, Inc.. The manager is a wholly owned subsidiary of Resources, a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of Resources.


The manager provides investment research and portfolio management services, and selects the securities for a Fund to buy, hold or sell. The manager also selects the brokers who execute each Fund's portfolio transactions. The manager provides periodic reports to the board, which reviews and supervises the manager's investment activities. To protect the Funds, the manager and its officers, directors and employees are covered by fidelity insurance.

The manager and its affiliates manage numerous other investment companies and accounts. The manager may give advice and take action with respect to any of the other funds it manages, or for its own account, that may differ from action taken by the manager on behalf of a Fund. Similarly, with respect to each Fund, the manager is not obligated to recommend, buy or sell, or to refrain from recommending, buying or selling any security that the manager and access persons, as defined by applicable federal securities laws, may buy or sell for its or their own account or for the accounts of any other fund. The manager is not obligated to refrain from investing in securities held by a Fund or other funds it manages. Because the manager is a subsidiary of a financial holding company (FHC) under the Gramm-Leach-Bliley Act of 1999, federal regulations applicable to FHCs may limit or restrict the Fund's ability to acquire or hold a position in a given security when it might otherwise be advantageous for the Fund to acquire or hold that security.

Each Fund, its manager and principal underwriter have each adopted a code of ethics, as required by federal securities laws. Under the code of ethics, employees who are designated as access persons may engage in personal securities transactions, including transactions involving securities that are being considered for the Funds or that are currently held by a Fund, subject to certain general restrictions and procedures. The personal securities transactions of access persons of the Funds, their manager and principal underwriter will be governed by the code of ethics. The code of ethics is on file with, and available from, the Securities and Exchange Commission (SEC).

MANAGEMENT FEES The Technology Fund pays the manager a fee equal to an annual rate of:

o     0.550% of the value of net assets, up to and including $500 million;
o 0.450% of the value of net assets over $500 million, up to and including $1 billion;
o 0.400% of the value of net assets over $1 billion, up to and including $1.5 billion;
o 0.350% of the value of net assets over $1.5 billion, up to and including $6.5 billion;
o 0.325% of the value of net assets over $6.5 billion, up to and including $11.5 billion;
o 0.300% of the value of net assets over $11.5 billion, up to and including $16.5 billion;
o 0.290% of the value of net assets over $16.5 billion, up to and including $19 billion;
o 0.280% of the value of net assets over $19 billion, up to and including $21.5 billion; and
o     0.270% of the value of net assets over $21.5 billion.

Each Fund (except the Technology Fund) pays the manager a fee equal to an annual rate of:

o 0.625 of 1% of the value of average daily net assets, up to and including $100 million;
o 0.50 of 1% of the value of average daily net assets over $100 million, up to and including $250 million;
o 0.45 of 1% of the value of average daily net assets over $250 million, up to and including $10 billion;
o 0.44 of 1% of the value of average daily net assets over $10 billion, up to and including $12.5 billion;
o 0.42 of 1% of the value of average daily net assets over $12.5 billion, up to and including $15 billion; and
o     0.40 of 1% of the value of average daily net assets over $15 billion.

The fee is computed at the close of business on the last business day of each month according to the terms of the management agreement. Each class of the Funds' shares pays its proportionate share of the fee.

For the last three fiscal years ended April 30, the Funds paid the following management fees:


                            MANAGEMENT FEES PAID ($)
                              2007                 2006                2005
--------------------------------------------------------------------------------
Biotechnology Discovery
Fund/(1)                     2,253,579            2,615,510           2,865,306
Technology Fund/(2)            253,387              260,675             262,638
Health Care Fund/(3)           804,305              794,176             723,824
Communications Fund/(4)        511,282              434,100             421,204
Natural Resources Fund/(5)   2,378,341            1,851,480             986,321

1. For the fiscal years ended April 30, 2007, 2006 and 2005, management fees, before any advance waiver, totaled $2,301,554, $2,683,722 and $2,926,018, respectively. Under an agreement by the manager to reduce its fees to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund, the Fund paid the management fees shown.
2. For the fiscal years ended April 30, 2007, 2006 and 2005, management fees, before any advance waiver, totaled $269,510, $271,141 and $274,139, respectively. Under an agreement by the manager to limit its fees and to reduce its fees to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund, the Fund paid the management fees shown.
3. For the fiscal years ended April 30, 2007, 2006 and 2005, management fees, before any advance waiver, totaled $833,643, $821,092 and $735,855, respectively. Under an agreement by the manager to reduce its fees to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund, the Fund paid the management fees shown.
4. For the fiscal years ended April 30, 2007, 2006 and 2005, management fees, before any advance waiver, totaled $515,609, $437,185, and $422,766, respectively. Under an agreement by the manager to reduce its fees to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund, the Fund paid the management fees shown.
5. For the fiscal years ended April 30, 2007, 2006 and 2005, management fees, before any advance waiver, totaled $2,411,591, $1,889,573 and $1,018,735, respectively. Under an agreement by the manager to limit its fees and to reduce its fees to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund, the Fund paid the management fees shown.

PORTFOLIO MANAGERS This section reflects information about the portfolio managers as of April 30, 2007.

The following table shows the number of other accounts managed by each portfolio manager and the total assets in the accounts managed within each category:


---------------------------------------------------------------------------------------------
NAME           NUMBER OF    ASSETS OF     NUMBER OF    ASSETS OF     NUMBER OF   ASSETS OF
               OTHER        OTHER         OTHER        OTHER POOLED  OTHER       OTHER
               REGISTERED   REGISTERED    POOLED       INVESTMENT    ACCOUNTS    ACCOUNTS
               INVESTMENT   INVESTMENT    INVESTMENT   VEHICLES      MANAGED/(2)  MANAGED
               COMPANIES    COMPANIES     VEHICLES     MANAGED                   (X $1
               MANAGED/(1)   MANAGED       MANAGED/(2)   (X $1                     MILLION)/2
                            (X $1                      MILLION)/(2)
                            MILLION)/(1)
---------------------------------------------------------------------------------------------
Gra            2            485.5         1            376.0         0           N/A
nt Bowers
---------------------------------------------------------------------------------------------
Fred Fromm     1            1,365.6       0            N/A           0           N/A
---------------------------------------------------------------------------------------------
Tiffany Hsaio  1            240.0         0            N/A           0           N/A
---------------------------------------------------------------------------------------------
Steve Land     4            2,309.2       0            N/A           0           N/A
---------------------------------------------------------------------------------------------
Evan McCulloch 0            N/A           3            102.6         1           16.6
---------------------------------------------------------------------------------------------
J.P.           0            N/A           2            139.1         0           N/A
Scandalios
---------------------------------------------------------------------------------------------
Matthew Willey 1            147.7         1            10.8          1           16.6
---------------------------------------------------------------------------------------------
Jeanne Wong    0            N/A           1            10.8          1           16.6
---------------------------------------------------------------------------------------------
Vincent Xiang  0            N/A           2            91.8          0           N/A
---------------------------------------------------------------------------------------------


1. These figures represent registered investment companies other than the Funds that are included in this SAI.
2. The various pooled investment vehicles and accounts listed are managed by a team of investment professionals. Accordingly, the individual managers listed would not be solely responsible for managing such listed amounts.

Portfolio managers that provide investment services to a Fund may also provide services to a variety of other investment products, including other funds, institutional accounts and private accounts. The advisory fees for some of such other products and accounts may be different than that charged to the Fund and may include performance based compensation. This may result in fees that are higher (or lower) than the advisory fees paid by the Fund. As a matter of policy, each fund or account is managed solely for the benefit of the beneficial owners thereof. As discussed below, the separation of the trading execution function from the portfolio management function and the application of objectively based trade allocation procedures helps to mitigate potential conflicts of interest that may arise as a result of the portfolio managers managing accounts with different advisory fees.

CONFLICTS. The management of multiple funds, including each Fund, and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The manager seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Fund. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. As noted above, the separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest. However, securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. The manager seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.

The structure of a portfolio manager's compensation may give rise to potential conflicts of interest. A portfolio manager's base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be an indirect relationship between a portfolio manager's marketing or sales efforts and his or her bonus.

Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest. While the funds and the manager have adopted a code of ethics which they believe contains provisions reasonably necessary to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.

The manager and the Fund have adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

COMPENSATION. The manager seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager's level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager's compensation consists of the following three elements:

      BASE SALARY Each portfolio manager is paid a base salary.

      ANNUAL BONUS Annual bonuses are structured to align the interests of the portfolio manager with those of the Fund's shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Franklin Resources stock (17.5% to 25%) and mutual fund shares (17.5% to 25%). The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Franklin Resources and mutual funds advised by the manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Fund shareholders. The Chief Investment Officer of the manager and/or other officers of the manager, with responsibility for the Fund, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:

o INVESTMENT PERFORMANCE. Primary consideration is given to the historic investment performance over the 1, 3 and 5 preceding years of all accounts managed by the portfolio manager. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.

o NON-INVESTMENT PERFORMANCE. The more qualitative contributions of a portfolio manager to the manager's business and the investment management team, including professional knowledge, productivity, responsiveness to client needs and communication, are evaluated in determining the amount of any bonus award.

o RESPONSIBILITIES. The characteristics and complexity of funds managed by the portfolio manager are factored in the manager's appraisal.

      ADDITIONAL LONG-TERM EQUITY-BASED COMPENSATION Portfolio managers may also be awarded restricted shares or units of Franklin Resources stock or restricted shares or units of one or more mutual funds, and options to purchase common shares of Franklin Resources stock. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio managers also participate in benefit plans and programs available generally to all employees of the manager.


OWNERSHIP OF FUND SHARES. The manager has a policy of encouraging portfolio managers to invest in the funds they manage. Exceptions arise when, for example, a fund is closed to new investors or when tax considerations or jurisdictional constraints cause such an investment to be inappropriate for the portfolio manager. The following is the dollar range of Fund shares beneficially owned by each portfolio manager as of April 30, 2007 (such amounts may change from time to time):

      --------------------------------------------------------
      PORTFOLIO MANAGER         DOLLAR RANGE OF FUND SHARES
                               BENEFICIALLY OWNED
      --------------------------------------------------------
      Grant Bowers              Communications Fund
                                $10,001 - $50,000
      --------------------------------------------------------
      Fred Fromm                Natural Resources Fund
                                  $1 - $10,000
      --------------------------------------------------------
      Tiffany Hsaio             None
      --------------------------------------------------------
      Steve Land                Natural Resources Fund
                                $10,001 - $50,000
      --------------------------------------------------------
      Evan McCulloch            Biotechnology Discovery Fund
                                $10,001 - $50,000
                                Health Care Fund
                                  $1 - $10,000
      --------------------------------------------------------
      J.P. Scandalios None
      --------------------------------------------------------
      Matthew Willey            Health Care Fund
                                $10,001 - $50,000
      --------------------------------------------------------
      Jeanne Wong               Health Care Fund
                                $10,001 - $50,000
      --------------------------------------------------------
      Vincent Xiang             Biotechnology Discovery Fund
                                  $1 - $10,000
      --------------------------------------------------------


ADMINISTRATOR AND SERVICES PROVIDED Franklin Templeton Services, LLC (FT Services) has an agreement with Biotechnology Discovery Fund, Technology Fund and the manager, on behalf of, Health Care Fund, Natural Resources Fund and Communications Fund to provide certain administrative services and facilities for the Funds. FT Services is an indirect, wholly owned subsidiary of Resources and is an affiliate of the Funds' manager and principal underwriter.

The administrative services FT Services provides include preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements.

ADMINISTRATION FEES Biotechnology Discovery Fund and the manager (on behalf of the remaining funds) pay FT Services a monthly fee equal to an annual rate of:

o 0.15% of its average daily net assets, up to $200 million;
o 0.135% of average daily net assets over $200 million, up to $700 million;
o 0.10% of average daily net assets over $700 million, up to $1.2 billion;
  and
o 0.075% of average daily net assets over $1.2 billion.

Technology Fund pays FT Services a monthly fee equal to an annual rate of 0.20% of its average net assets.

During the last three fiscal years ended April 30, Biotechnology Discovery Fund, Technology Fund and the manager (on behalf of the remaining funds) paid FT Services the following administration fees:


ADMINISTRATION FEES PAID ($)
                              2007                 2006                2005
-------------------------------------------------------------------------------
Biotechnology Discovery Fund
                             645,466              760,116             832,806
Technology Fund               98,003               98,597              99,687
Health Care Fund             212,846              207,908             182,736
Communications Fund          123,991              105,025             101,581
Natural Resources Fund       677,156              517,885             263,980

SHAREHOLDER SERVICING AND TRANSFER AGENT Franklin Templeton Investor Services, LLC (Investor Services) is each Fund's shareholder servicing agent and acts as the Funds' transfer agent and dividend-paying agent. Investor Services is located at 3344 Quality Drive, Rancho Cordova, CA 95670-7313. Please send all correspondence to Investor Services at P.O. Box 997151, Sacramento, CA 95899-7151.


Investor Services receives a fee for servicing Fund shareholder accounts. Each Fund also will reimburse Investor Services for certain out-of-pocket expenses necessarily incurred in servicing the shareholder accounts in accordance with the terms of its servicing contract with the Fund.


Investor Services may also pay servicing fees, that will be reimbursed by a Fund, in varying amounts to certain financial institutions (primarily to help offset their costs associated with client account maintenance support, statement preparation and transaction processing) that (i) maintain omnibus accounts with a Fund in the institution's name on behalf of numerous beneficial owners of Fund shares who are either direct clients of the institution or are participants in an IRS-recognized tax-deferred savings plan (including Employer Sponsored Retirement Plans and Section 529 Plans) for which the institution, or its affiliate, provides participant level recordkeeping services (called "Beneficial Owners"); or (ii) provide support for Fund shareholder accounts by sharing account data with Investor Services through the National Securities Clearing Corporation (NSCC) networking system. In addition to servicing fees received from a Fund, these financial institutions also may charge a fee for their services directly to their clients. Investor Services will also receive a fee from a Fund for services provided in support of Beneficial Owners and NSCC networking system accounts.


CUSTODIAN Bank of New York, Mutual Funds Division, 100 Church Street, New York, NY 10286, acts as custodian of the Funds' securities and other assets. As foreign custody manager, the bank selects and monitors foreign sub-custodian banks, selects and evaluates non-compulsory foreign depositories and furnishes information relevant to the selection of compulsory depositories.


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM PricewaterhouseCoopers LLP, Three Embarcadero Center, San Francisco, CA 94111-4004, is the Funds' independent registered public accounting firm. The Independent Registered Public Accounting Firm audits the financial statements included in the Funds' Annual Reports to Shareholders.


PORTFOLIO TRANSACTIONS
-------------------------------------------------------------------------------

The manager selects brokers and dealers to execute the Funds' portfolio transactions in accordance with criteria set forth in the management agreement and any directions that the board may give.

When placing a portfolio transaction, the trading department of the manager seeks to obtain "best execution" -- the best combination of high quality transaction execution services, taking into account the services and products to be provided by the broker or dealer, and low relative commission rates with the view of maximizing value for a Fund and its other clients. For most transactions in equity securities, the amount of commissions paid is negotiated between the manager and the broker executing the transaction. The determination and evaluation of the reasonableness of the brokerage commissions paid are based to a large degree on the professional opinions of the persons within the trading department of the manager responsible for placement and review of the transactions. These opinions are based on the experience of these individuals in the securities industry and information available to them about the level of commissions being paid by other institutional investors. The manager may also place orders to buy and sell equity securities on a principal rather than agency basis if the manager believes that trading on a principal basis will provide best execution. Orders for fixed income securities are ordinarily placed with market makers on a net basis, without any brokerage commissions. Purchases of portfolio securities from underwriters will include a commission or concession paid to the underwriter, and purchases from dealers will include a spread between the bid and ask price.

The manager may cause a Fund to pay certain brokers commissions that are higher than those another broker may charge, if the manager determines in good faith that the amount paid is reasonable in relation to the value of the brokerage and research services it receives. This may be viewed in terms of either the particular transaction or the manager's overall responsibilities to client accounts over which it exercises investment discretion. The brokerage commissions that are used to acquire services other than brokerage are known as "soft dollars." Research provided can be either proprietary (created and provided by the broker-dealer, including tangible research products as well as access to analysts and traders) or third party (created by a third party but provided by the broker-dealer). To the extent permitted by applicable law, the manager may use soft dollars to acquire both proprietary and third party research.

The research services that brokers may provide to the manager include, among others, supplying information about particular companies, markets, countries, or local, regional, national or transnational economies, statistical data, quotations and other securities pricing information, and other information that provides lawful and appropriate assistance to the manager in carrying out its investment advisory responsibilities. These services may not always directly benefit the Fund. They must, however, be of value to the manager in carrying out its overall responsibilities to its clients.

It is not possible to place an accurate dollar value on the special execution or on the research services the manager receives from dealers effecting transactions in portfolio securities. The allocation of transactions to obtain additional research services allows the manager to supplement its own research and analysis activities and to receive the views and information of individuals and research staffs from many securities firms. The receipt of these products and services does not reduce the manager's research activities in providing investment advice to the Fund.

As long as it is lawful and appropriate to do so, the manager and its affiliates may use this research and data in their investment advisory capacities with other clients.

Because Franklin Templeton Distributors, Inc. (Distributors) is a member of the National Association of Securities Dealers, Inc., it may sometimes receive certain fees when the Funds tender portfolio securities pursuant to a tender-offer solicitation. To recapture brokerage for the benefit of the Funds, any portfolio securities tendered by a Fund will be tendered through Distributors if it is legally permissible to do so. In turn, the next management fee payable to the manager will be reduced by the amount of any fees received by Distributors in cash, less any costs and expenses incurred in connection with the tender.

If purchases or sales of securities of the Funds and one or more other investment companies or clients supervised by the manager are considered at or about the same time, transactions in these securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by the manager, taking into account the respective sizes of the accounts and the amount of securities to be purchased or sold. In some cases this procedure could have a detrimental effect on the price or volume of the security so far as the Funds are concerned. In other cases it is possible that the ability to participate in volume transactions may improve execution and reduce transaction costs to the Funds.

During the last three fiscal years ended April 30, the Funds paid the following brokerage commissions:


                      BROKERAGE COMMISSIONS FEES PAID ($)
                      -----------------------------------
                              2007                 2006                2005
--------------------------------------------------------------------------------
Biotechnology Discovery
Fund/(1)                      875,788            1,702,775             954,173
Technology Fund               138,045              212,989             122,435
Health Care Fund              120,231              379,590             325,195
Communications Fund           292,532              642,015             490,976
Natural Resources Fund        483,468            1,631,331             249,786

For the fiscal year ended April 30, 2007, the Funds paid brokerage commissions from aggregate portfolio transactions to brokers who provided research services as follows:

                                                            AGGREGATE PORTFOLIO
                                     BROKERAGE COMMISSIONS   TRANSACTIONS
-------------------------------------------------------------------------------
                                          ($)                     ($)
Biotechnology Discovery Fund              748,408                 347,566,307
Technology Fund                           109,877                  55,944,308
Health Care Fund                          111,641                  62,334,413
Communications Fund                       272,991                 129,959,905
Natural Resources Fund                    409,087                 289,422,046

As of April 30, 2007, the Funds did not own securities of their regular broker-dealers.


Because the Funds may, from time to time, invest in broker-dealers, it is possible that a Fund will own more than 5% of the voting securities of one or more broker-dealers through whom the Fund places portfolio brokerage transactions. In such circumstances, the broker-dealer would be considered an affiliated person of the Fund. To the extent a Fund places brokerage transactions through such a broker-dealer at a time when the broker-dealer is considered to be an affiliate of the Fund, the Fund will be required to adhere to certain rules relating to the payment of commissions to an affiliated broker-dealer. These rules require the Fund to adhere to procedures adopted by the board to ensure that the commissions paid to such broker-dealers do not exceed what would otherwise be the usual and customary brokerage commissions for similar transactions.

DISTRIBUTIONS AND TAXES


MULTICLASS DISTRIBUTIONS Each Fund calculates income dividends and capital gain distributions the same way for each class. The amount of any income dividends per share will differ, however, generally due to any differences in the distribution and service (Rule 12b-1) fees applicable to the classes.

DISTRIBUTIONS OF NET INVESTMENT INCOME Each Fund receives income generally in the form of dividends and interest on its investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund's net investment income from which dividends may be paid to you. If you are a taxable investor, any income dividends (other than qualified dividends) a Fund pays are taxable to you as ordinary income. A portion of the income dividends paid to you may be qualified dividends eligible to be taxed at reduced rates. A portion of the income dividends may also be designated as interest-related or short-term capital dividends that will not be subject to nonresident alien withholding for most non-U.S. investors. See the section on "Non-U.S. investors" for more information on interest-related and short-term capital gain dividends.


DISTRIBUTIONS OF CAPITAL GAINS A Fund may realize capital gains and losses on the sale of its portfolio securities.

Distributions of short-term capital gains are taxable to you as ordinary income. Distributions of long-term capital gains are taxable to you as long-term capital gains, regardless of how long you have owned your shares in a Fund. Any net capital gains realized by a Fund generally are distributed once each year, and may be distributed more frequently, if necessary, to reduce or eliminate excise or income taxes on the Fund.

Capital gain dividends and any net long-term capital gains you realize from the sale of Fund shares are subject to a maximum rate of tax of 15% for individuals (5% for individuals in the 10% and 15% federal income tax brackets). For individuals in the 10% and 15% tax brackets, the rate for net long-term capital gains realized in calendar years 2008 through 2010 is further reduced from 5% to 0%. These reduced rates of taxation of capital gain dividends and net long-term capital gains are now scheduled to sunset on December 31, 2010, unless extended or made permanent before that date.


RETURNS OF CAPITAL If a Fund's distributions exceed its taxable income and realized capital gains for a taxable year, all or a portion of the distributions made in that taxable year may be characterized as a return of capital to you. A return of capital distribution will generally not be taxable, but will reduce the cost basis that you have in your Fund shares and will result in a higher capital gain or in a lower capital loss when you sell your shares. Any return of capital in excess of the basis in your Fund shares, however, will be taxable as a capital gain.

INVESTMENTS IN FOREIGN SECURITIES The next six paragraphs describe tax considerations that are applicable to a Fund's investments in foreign securities.


EFFECT OF FOREIGN WITHHOLDING TAXES. A Fund may be subject to foreign withholding taxes on income from certain foreign securities. This, in turn, could reduce the Fund's income dividends paid to you.


PASS-THROUGH OF FOREIGN TAX CREDITS. The Global Health and Global Communications Funds may each be subject to foreign withholding taxes on income from certain foreign securities. If more than 50% of either Fund's total assets at the end of a fiscal year is invested in foreign securities, the Fund may elect to pass through to you your pro rata share of foreign taxes paid by the Fund. If this election is made, the Fund may report more taxable income to you than it actually distributes. You will then be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your U.S. federal income tax (subject to limitations for certain shareholders). Each Fund will provide you with the information necessary to claim this deduction or credit on your personal income tax return if it makes this election.


You should be aware that your use of qualified dividends may reduce the otherwise available foreign tax credits on your federal income tax return. Shareholders in these circumstances should talk with their personal tax advisors about their foreign tax credits and the procedures that they should follow to claim these credits on their personal income tax returns.


EFFECT OF FOREIGN DEBT INVESTMENTS ON DISTRIBUTIONS. Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by a Fund. Similarly, foreign exchange losses realized on the sale of debt securities generally are treated as ordinary losses. These gains when distributed are taxable to you as ordinary income, and any losses reduce the Fund's ordinary income otherwise available for distribution to you. THIS TREATMENT COULD INCREASE OR DECREASE THE FUND'S ORDINARY INCOME DISTRIBUTIONS TO YOU, AND MAY CAUSE SOME OR ALL OF THE FUND'S PREVIOUSLY DISTRIBUTED INCOME TO BE CLASSIFIED AS A RETURN OF CAPITAL.

PFIC SECURITIES. A Fund may invest in securities of foreign entities that could be deemed for tax purposes to be passive foreign investment companies (PFICs). When investing in PFIC securities, each Fund intends to mark-to-market these securities and recognize any gains at the end of its fiscal and excise (described below) tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that a Fund is required to distribute, even though it has not sold the securities. If a Fund is unable to identify an investment as a PFIC security and thus does not make a mark-to-market election, the Fund may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain from the sale of the PFIC shares even if such income is distributed to you as a taxable dividend. Additional charges in the nature of interest may be imposed on the Fund on any deferred taxes arising from such income or gains.


You should also be aware that a Fund's designation of a foreign security as a PFIC security will cause the income dividends of any designated securities to fall outside of the definition of qualified foreign corporation dividends. These dividends generally will NOT qualify for the reduced rate of taxation on qualified dividends when distributed to you by a Fund.

INFORMATION ON THE AMOUNT AND TAX CHARACTER OF DISTRIBUTIONS Each Fund will inform you of the amount of your income dividends and capital gain distributions at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. The amount of income dividends designated by a Fund, consisting of qualified dividend income (which is relevant to U.S. investors) and interest-related and short-term capital gain dividends (which are relevant to non-U.S. investors) may exceed the total amount of income dividends paid. These designations will not result in more income being reported to you, but rather will allow a Fund to make its designations in a manner that is more tax efficient to both U.S. and non-U.S. investors. If you have not owned your Fund shares for a full year, a Fund may designate and distribute to you:


o as ordinary income, qualified dividends, or capital gain distributions if you are a U.S. investor, or
o as an interest-related or short-term capital gain dividend if you are a non-U.S. investor,

a percentage of income that may not be equal to the actual amount of each type of income earned during the period of your investment in the Fund. Distributions declared in December to shareholders of record in such month, but paid in January, are taxable to you as if paid in December.


ELECTION TO BE TAXED AS A REGULATED INVESTMENT COMPANY Each Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code (Code). Each has qualified as a regulated investment company for its most recent fiscal year, and intends to continue to qualify during the current fiscal year. As a regulated investment company, a Fund generally pays no federal income tax on the income and gains it distributes to you. The board reserves the right not to maintain the qualification of a Fund as a regulated investment company if it determines this course of action to be beneficial to shareholders. In that case, the Fund would be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you would be taxed as dividend income to the extent of the Fund's earnings and profits.

EXCISE TAX DISTRIBUTION REQUIREMENTS


REQUIRED DISTRIBUTIONS. To avoid federal excise taxes, the Code requires a Fund to distribute to you by December 31 of each year, at a minimum, the following amounts:


o 98% of its taxable ordinary income earned during the calendar year;
o 98% of its capital gain net income earned during the twelve month period ending October 31; and
o 100% of any undistributed amounts of these categories of income or gain from the prior year.

Each Fund intends to declare and pay these distributions in December (or to pay them in January, in which case you must treat them as received in December), but can give no assurances that its distributions will be sufficient to eliminate all taxes.


TAX REPORTING FOR INCOME AND EXCISE TAX YEARS. Because the periods for measuring a regulated investment company's income are different for income (determined on a fiscal year basis) and excise tax years (determined as noted above), special rules are required to calculate the amount of income earned in each period, and the amount of earnings and profits needed to support that income. For example, if a Fund uses the excise tax period ending on October 31 as the measuring period for calculating and paying out capital gain net income and realizes a net capital loss between November 1 and the end of the Fund's fiscal year, it will likely have insufficient earnings and profits for its taxable year to support its required excise tax distribution. Accordingly, the Fund is permitted to elect to treat its realized capital loss (its "post-October loss") as occurring on the first day of its next fiscal year. Because these rules are not entirely clear, the Fund may be required to interpret the post-October loss and other rules relating to these different year-ends to determine its taxable income and capital gains. The Fund's reporting of income and its allocation between different taxable and excise tax years may be challenged by the Internal Revenue Service (IRS), possibly resulting in adjustments in the income reported by the Fund on its tax returns and/or by the Fund to you on your year-end tax statements.


SALES OF FUND SHARES Sales and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. If you sell your Fund shares, or exchange them for shares of a different Franklin Templeton fund, the IRS requires you to report any gain or loss on your sale or exchange. If you owned your shares as a capital asset, any gain or loss that you realize is a capital gain or loss, and is long-term or short-term, depending on how long you owned your shares.


The automatic conversion of Class B shares to Class A shares in the same Fund (where applicable to your Fund) will be tax-free for federal income tax reporting purposes. Shareholders should talk to their tax advisors regarding the state and local tax consequences of this or any other conversion of shares.


SALES AT A LOSS WITHIN SIX MONTHS OF PURCHASE. Any loss incurred on the sale or exchange of Fund shares owned for six months or less is treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by a Fund on those shares.

WASH SALES. All or a portion of any loss that you realize on the sale of your Fund shares is disallowed to the extent that you buy other shares in the Fund within 30 days before or after your sale. Any loss disallowed under these rules is added to your tax basis in the new shares.


DEFERRAL OF BASIS. (CLASS A ONLY) In reporting gain or loss on the sale of your Fund shares, you may be required to adjust your basis in the shares you sell under the following circumstances:


IF:
o In your original purchase of Fund shares, you received a reinvestment right (the right to reinvest your sales proceeds at a reduced or with no sales charge), and
o You sell some or all of your original shares within 90 days of their purchase, and
o You reinvest the sales proceeds in the Fund or in another Franklin Templeton fund, and the sales charge that would otherwise apply is reduced or eliminated;

THEN: In reporting any gain or loss on your sale, all or a portion of the sales charge that you paid for your original shares is excluded from your tax basis in the shares sold and added to your tax basis in the new shares.

TAX CERTIFICATION AND BACKUP WITHHOLDING Tax laws require that you certify your tax information when you become an investor in a Fund. For U.S. residents and resident aliens, this certification is made on IRS Form W-9. Under these laws, the Fund must withhold a portion of your taxable distributions and sales proceeds unless you:

o provide your correct Social Security or taxpayer identification number,
o certify that this number is correct,
o certify that you are not subject to backup withholding, and
o certify that you are a U.S. person (including a U.S. resident alien).

The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid.


Non-U.S. investors have special U.S. tax certification requirements. See the section below entitled "Tax certification and backup withholding as applied to non-U.S. investors."


U.S. GOVERNMENT SECURITIES The income earned on certain U.S. government securities is exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to mutual fund dividends paid to you from interest earned on these securities, subject in some states to minimum investment or reporting requirements that must be met by a fund. The income on Fund investments in certain securities, such as repurchase agreements, commercial paper and federal agency-backed obligations (e.g., Ginnie Mae and Fannie Mae securities), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

QUALIFIED DIVIDENDS For individual shareholders, a portion of the dividends paid by a Fund may be qualified dividend income eligible for taxation at the 15% long-term capital gain rate (5% for individuals in the 10% and 15% federal rate brackets).

Dividends earned on the following income sources will qualify for this treatment:
o     dividends paid by DOMESTIC corporations, and
o     dividends paid by qualified FOREIGN corporations, including:
-     corporations incorporated in a possession of the U.S.,
- corporations eligible for benefits of a comprehensive income tax treaty with the United States that the Treasury Department determines is satisfactory (including an exchange of information program), and
- corporations whose stock is readily tradable on an established securities market in the United States.


For individuals in the 10% and 15% tax brackets, the rate for qualified dividends received in calendar years 2008 through 2010 is further reduced from 5% to 0%.

Dividends from corporations exempt from tax, dividends from passive foreign investment companies (PFICs), and dividends paid from interest earned by a Fund on debt securities generally will not qualify for this favorable tax treatment.


Both a Fund and the investor must meet certain holding period requirements to qualify Fund dividends for this treatment. Specifically, a Fund must hold the stock for at least 61 days during the 121-day period beginning 60 days before the stock becomes ex-dividend. Similarly, investors must hold their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund distribution goes ex-dividend. The ex-dividend date is the first date following the declaration of a dividend on which the purchaser of stock is not entitled to receive the dividend payment. When counting the number of days you held your Fund shares, include the day you sold your shares but not the day you acquired these shares.

While the income received in the form of a qualified dividend is taxed at the same rates as long-term capital gains, such income will not be considered as a long-term capital gain for other federal income tax purposes. For example, you will not be allowed to offset your long-term capital losses against qualified dividend income on your federal income tax return. Any qualified dividend income that you elect to be taxed at these reduced rates also cannot be used as investment income in determining your allowable investment interest expense. For other limitations on the amount of or use of qualified dividend income on your income tax return, please contact your personal tax advisor.

After the close of its fiscal year, each Fund will designate the portion of its ordinary dividend income that meets the definition of qualified dividend income taxable at reduced rates. If 95% or more of a Fund's income is from qualified sources, it will be allowed to designate 100% of its ordinary income distributions as qualified dividend income. This designation rule may have the effect of converting small amounts of ordinary income or net short-term capital gains, that otherwise would be taxable as ordinary income, into qualified dividend income eligible for taxation at reduced rates.

SUNSETTING OF PROVISIONS. The special provisions dealing with qualified dividend income, and the reduced rate of taxation of long-term capital gains that were adopted as part of the 2003 Tax Act and that have been recently extended by the 2005 Tax Increase Prevention and Reconciliation Act (2005 Tax Act) are scheduled to sunset on December 31, 2010, unless extended or made permanent before that date. If the 2003 Tax Act changes as extended in 2005 do sunset in 2010, the rules on taxation of CAPITAL GAINS that were in effect prior to the 2003 Tax Act, including provisions for the taxation of five-year gains, will again be effective for 2011 and later years.


DIVIDENDS-RECEIVED DEDUCTION FOR CORPORATIONS For corporate shareholders, a portion of the dividends paid by a Fund may qualify for the dividends-received deduction. This deduction generally is available to corporations for dividends paid by a fund out of income earned on its investments in domestic corporations. The amount of income that is derived from investments in domestic corporations will vary from fund to fund; however, to the extent that a Fund does invest in domestic securities, it is anticipated that a portion of the dividends paid by the Fund will qualify for this deduction. You may be allowed to deduct these qualified dividends, thereby reducing the tax that you would otherwise be required to pay. All dividends (including the deducted portion) are included in your calculation of alternative minimum taxable income.


INVESTMENT IN COMPLEX SECURITIES Each Fund may invest in complex securities that could require it to adjust the amount, timing and/or tax character (ordinary or capital) of gains and losses it recognizes on these investments. This, in turn, could affect the amount, timing and/or tax character of income distributed to you. For example:


DERIVATIVES. Each Fund is permitted to invest in certain derivative contracts, including options, futures, forwards, and foreign currency contracts. If a Fund makes these investments, it could be required to mark-to-market these contracts and realize any unrealized gains and losses at its fiscal year end even though it continues to hold the contracts. Under these rules, gains or losses on the contracts generally would be treated as 60% long-term and 40% short-term gains or losses, but gains or losses on certain foreign currency contracts would be treated as ordinary income or losses. In determining its net income for excise tax purposes, the Fund also would be required to mark-to-market these contracts annually as of October 31 (for capital gain net income and ordinary income arising from certain foreign currency contracts) and to realize and distribute any resulting income and gains.

SHORT SALES. A Fund's entry into a short sale transaction or an option or other contract could be treated as the "constructive sale" of an "appreciated financial position," causing it to realize gain, but not loss, on the position.

SECURITIES LENDING TRANSACTIONS. A Fund's entry into securities lending transactions may cause the replacement income earned on the loaned securities to fall outside of the definition of qualified dividend income. This replacement income generally will not be eligible for reduced rates of taxation on qualified dividend income, and, to the extent that debt securities are loaned, will generally not qualify as qualified interest income for foreign withholding tax purposes.

TAX STRADDLES. A Fund's investment in options, futures, forwards, and foreign currency contracts, actively traded stock or a position with respect to substantially similar or related property in connection with certain hedging transactions could cause the Fund to hold offsetting positions in securities. Likewise, a Fund may be authorized to invest in spread, collar and straddle transactions. If a Fund invests in these securities or if its risk of loss with respect to specific securities in its portfolio is substantially diminished by the fact that it holds other securities, the Fund could be deemed to have entered into a tax "straddle" or to hold a "successor position" that would require any loss realized by it to be deferred for tax purposes.

SECURITIES PURCHASED AT DISCOUNT. Each Fund is permitted to invest in securities issued or purchased at a discount, such as zero coupon, deferred interest or payment-in-kind (PIK) bonds, that could require it to accrue and distribute income not yet received. These obligations may not pay current interest, but may be subject to tax rules that require a Fund to currently accrue income for tax reporting, and then distribute that income to Fund shareholders to meet its fund qualification and excise tax distribution requirements. If it invests in these securities, the Fund could be required to sell securities in its portfolio that it otherwise might have continued to hold in order to generate sufficient cash to make these distributions.

EACH OF THESE INVESTMENTS BY A FUND IN COMPLEX SECURITIES IS SUBJECT TO SPECIAL TAX RULES THAT COULD AFFECT THE AMOUNT, TIMING AND/OR TAX CHARACTER OF INCOME REALIZED BY A FUND AND DISTRIBUTED TO YOU.

EXCESS INCLUSION INCOME OF CERTAIN TAX-EXEMPT SHAREHOLDERS FROM AN INVESTMENT BY THE FUND IN REITS AND REMIC RESIDUAL INTERESTS. Certain tax-exempt shareholders, including qualified pension plans, individual retirement accounts, salary deferral arrangements (401(k)s) and other tax-exempt entities, generally are exempt from federal income taxation except with respect to their unrelated business taxable income (UBTI). Under current law, a Fund serves to block UBTI from being realized by its tax-exempt shareholders. Notwithstanding the foregoing, a tax exempt shareholder could realize UBTI by virtue of its investment in a Fund if: (i) the Fund invests in a residual interest in a real estate mortgage investment conduit (REMIC) or in a real estate investments trusts (REITs) that holds a REMIC residual interest (income that is attributable to these residual interests is referred to in the Code as an "excess inclusion income") or (ii) shares in the Fund constitute debt-financed property in the hands of the tax exempt shareholder within the meaning of Code Section 514(b). In addition, if a REIT, that issues debt securities with more than one maturity, owns a "taxable mortgage pool" within the meaning of Code Section 7701(i) as a portion of the REIT's assets, or as a REIT subsidiary, then a portion of the REIT's income may be treated as if it were an excess inclusion from a REMIC. This income generally is required to be allocated by a Fund to you in proportion to the dividends paid to you with the same tax consequences as if you received the excess inclusion income directly. If you are a tax-exempt shareholder, this excess inclusion income may have a tax consequence to you as discussed below.

Under guidance recently issued by the IRS, each Fund will be taxed at the highest corporate income tax rate on its excess inclusion income that is allocable to the percentage of its shares held in record name by a "disqualified organization." Disqualified organizations generally include certain cooperatives, governmental entities and tax-exempt organizations that are exempt from tax on their unrelated business taxable income. To the extent that Fund shares owned by a disqualified organization are held in record name by a broker-dealer or other nominee, the broker-dealer or other nominee would be liable for the corporate level tax on the portion of the Fund's excess inclusion income allocable to Fund shares held by the broker-dealer or other nominee on behalf of the disqualified organization. Each Fund expects that disqualified organizations will own their shares and will not themselves be pass-through entities. Because this tax is imposed at the Fund level, all shareholders, including shareholders that are not disqualified organizations, will bear a portion of the tax cost associated with a Fund's receipt of excess inclusion income. However, to the extent permissible under the Investment Company Act of 1940, as amended, regulated investment companies such as the Fund are permitted under Treasury Regulations to specially allocate this tax expense to the disqualified organizations to which it is attributable, without a concern that such an allocation will constitute a preferential dividend.

In addition, with respect to Fund shareholders who are not nominees, for Fund taxable years beginning on or after January 1, 2007, each Fund must report excess inclusion income to shareholders in two cases:

o If the excess inclusion income received by a Fund from all sources exceeds 1% of the Fund's gross income, it must inform the non-nominee shareholders of the amount and character of excess inclusion income allocated to them; and

o If a Fund receives excess inclusion income from a REIT whose excess inclusion income in its most recent tax year ending not later than nine months before the first day of the Fund's taxable year exceeded 3% of the REIT's total dividends, the Fund must inform its non-nominee shareholders of the amount and character of the excess inclusion income allocated to them from such REIT.

Any excess inclusion income realized by a Fund and allocated to shareholders under these rules cannot be offset by net operating losses of the shareholders. If the shareholder is a tax-exempt entity and not a "disqualified organization," then this income is fully taxable as unrelated business taxable income under the Code. Charitable reminder trusts do not incur UBTI by receiving excess inclusion income from a Fund. If the shareholder is a non-U.S. person, such shareholder would be subject to U.S. federal income tax withholding at a rate of 30% on this income without reduction or exemption pursuant to any otherwise applicable income tax treaty. If the shareholder is a REIT, a regulated investment company, common trust fund or other pass-through entity, such shareholder's allocable share of a Fund's excess inclusion income would be considered excess inclusion income of such entity and such entity would be subject to tax at the highest corporate tax rate on any excess inclusion income allocated to their owners that are disqualified organizations. Accordingly, investors should be aware that a portion of their Fund's income may be considered excess inclusion income.

Compliance with these requirements will require each Fund to obtain significant cooperation from any REITs in which it invests. There is no guarantee that a Fund will receive the information that it needs to implement these requirements and report any excess inclusion income to you on a timely basis. Each Fund will use its best efforts to meet these requirements, and through the Investment Company Institute, will seek additional guidance from the IRS and the cooperation of REITs in providing excess inclusion income information on a timely basis.

Tax-exempt shareholders should talk to their tax advisors about the implications of these rules on their separate tax situations.

NON-U.S. INVESTORS Non-U.S. investors may be subject to U.S. withholding and estate tax, and are subject to special U.S. tax certification requirements. Non-U.S. investors should consult their tax advisors about the applicability of U.S. tax withholding and the use of appropriate forms to certify their foreign status and to claim any applicable treaty benefits to which they are entitled.

IN GENERAL. The United States imposes a flat 30% withholding tax (or a withholding tax at a lower treaty rate) on U.S. source dividends, including on income dividends paid to you by a Fund, subject to certain exemptions for dividends designated as capital gain dividends, short-term capital gain dividends, interest-related dividends and exempt-interest dividends as described below. However, notwithstanding such exemptions from U.S. withholding at the source, any dividends and distributions of income and capital gains, including the proceeds from the sale of your Fund shares, will be subject to backup withholding at a rate of 28% if you fail to properly certify that you are not a U.S. person.

CAPITAL GAIN DISTRIBUTIONS AND SHORT-TERM CAPITAL GAIN DIVIDENDS. Dividends designated by each Fund as either (i) a capital gain distribution from long-term capital gains, or (ii) a short-term capital gain dividend (other than long- or short-term capital gains realized on disposition of U.S. real property interests
- see the discussion below), are not subject to U.S. withholding tax unless you are a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the calendar year.

INTEREST-RELATED DIVIDENDS. Interest-related dividends designated and paid by a Fund from qualified net interest income are not subject to U.S. withholding tax. Each Fund's qualified net interest income equals the Fund's qualified interest income less allocable expenses. "Qualified interest income" includes, in general, the sum of the Fund's U.S. source: i) bank deposit interest, ii) short-term original discount, iii) interest (including original issue discount, market discount and acquisition discount) on an obligation in registered form (unless it is earned on an obligation issued by a corporation or partnership in which the Fund is a 10% shareholder or partner), and iv) any interest-related dividend passed through from another regulated investment company. On any payment date, the amount of an income dividend that is designated by each Fund as an interest-related dividend may be more or less than the amount that is so qualified. This is because the designation is based on an estimate of the Fund's qualified interest income for its entire fiscal year, which can only be determined with exactness at fiscal year end. As a consequence, the Fund may over withhold a small amount of U.S. tax from a dividend payment. In this case, the non-U.S. investor's only recourse may be to either forgo recovery of the excess withholding, or to file a United States nonresident income tax return to recover the excess withholding.

LIMITATIONS ON TAX REPORTING FOR INTEREST-RELATED DIVIDENDS AND SHORT-TERM CAPITAL GAIN DIVIDENDS FOR NON-U.S. INVESTORS. It may not be practical in every case for a Fund to designate, and each Fund reserves the right in these cases to not designate, small amounts of interest-related or short-term capital gain dividends. Additionally, each Fund's designation of interest-related or short-term capital gain dividends may not be passed through to shareholders by intermediaries who have assumed tax reporting responsibilities for this income in managed or omnibus accounts due to systems limitations or operational constraints. When a Fund has designated interest-related or short-term capital gain dividends, this information will be available on-line at franklintempleton.com (under the Fund's Tax Information) or through a Customer Service Representative at Franklin Templeton Investments at 1-800/DIAL BEN.

OTHER INCOME DIVIDENDS AND EFFECTIVELY CONNECTED INCOME. Income dividends paid by a Fund to non-U.S. investors on the income earned on portfolio investments in
(i) the stock of domestic and foreign corporations, and (ii) the debt of foreign issuers continue to be subject to U.S. withholding tax at a 30% or lower treaty rate. If you hold your Fund shares in connection with a U.S. trade or business, your income and gains will be considered effectively connected income and taxed in the U.S. on a net basis, in which case you may be required to file a nonresident U.S. income tax return.

U.S. ESTATE TAX. The Code also provides for a partial exemption from U.S. estate tax for shares in a Fund held by an estate of a nonresident decedent. The amount treated as exempt is based on the proportion of the assets held by the Fund at the end of the quarter immediately preceding the decedent's death that are treated as property generating qualified interest income or constitute other property not within the United States.

SUNSETTING OF PROVISIONS. The provisions dealing with interest-related dividends and short-term capital gain dividends that are discussed above are scheduled to sunset FOR THESE FUNDS on April 30, 2008. The provisions creating a partial exemption from U.S. estate tax are scheduled to sunset on December 31, 2007. Unless these rules are extended or made permanent before the sunset provisions become effective, non-U.S. investors will again be subject to nonresident withholding taxes on any ordinary dividends (including short-term capital gain dividends) that they receive, and will no longer be eligible for a reduction in their U.S. estate tax.

TAX CERTIFICATION AND BACKUP WITHHOLDING AS APPLIED TO NON-U.S. INVESTORS. Non-U.S. investors have special U.S. tax certification requirements to avoid backup withholding (at a rate of 28%), and if applicable, to obtain the benefit of any income tax treaty between the non-U.S. investor's country of residence and the United States. To claim these tax benefits, the non-U.S. investor must provide a properly completed Form W-8BEN (or other Form W-8, where applicable, or their substitute forms) to establish his or her status as a non-U.S. investor, to claim beneficial ownership over the assets in the account, and to claim, if applicable, a reduced rate of or exemption from withholding tax under the applicable treaty. A Form W-8BEN provided without a U.S. taxpayer identification number remains in effect for a period of three years beginning on the date that it is signed and ending on the last day of the third succeeding calendar year. However, non-U.S. investors must advise their Funds of any changes of circumstances that would render the information given on the form incorrect, and must then provide a new W-8BEN to avoid the prospective application of backup withholding. Forms W-8BEN with U.S. taxpayer identification numbers remain valid indefinitely, or until the investor has a change of circumstances that renders the form incorrect and necessitates a new form and tax certification.

INVESTMENT IN U.S. REAL PROPERTY. The Fund may invest in equity securities of corporations that invest in U.S. real property, including REITs. The sale of a U.S. real property interest by the Fund, or by a REIT or U.S. real property holding corporation in which a Fund invests, may trigger special tax consequences to the Fund's non-U.S. shareholders.

The Foreign Investment in Real Property Tax Act of 1980 (FIRPTA) makes non-U.S. persons subject to U.S. tax on disposition of a U.S. real property interest as if he or she were a U.S. person. Such gain is sometimes referred to as FIRPTA gain. The Code provides a look-through rule for distributions of FIRPTA gain by a regulated investment company (RIC) if all of the following requirements are met:

o The RIC is classified as a qualified investment entity. A "qualified investment entity" includes a RIC if, in general, more than 50% of the RIC's assets consists of interests in REITs and U.S. real property holding corporations, and

o you are a non-U.S. shareholder that owns more than 5% of a class of Fund shares at any time during the one-year period ending on the date of the distribution,

If these conditions are met, Fund distributions to you are treated as gain from the disposition of a U.S. real property interest (USRPI), causing the distribution to be subject to U.S. withholding tax at a rate of 35%, and requiring that you file a nonresident U.S. income tax return.

Because each Fund expects to invest less than 50% of its assets at all times, directly and indirectly, in U.S. real property interests, neither expects to pay any dividends that would be subject to FIRPTA reporting and tax withholding.

U.S. TREASURY CIRCULAR 230 NOTICE This discussion of "Distributions and Taxes" is not intended or written to be used, and cannot be used, by you for the purpose of avoiding any penalties that may be imposed by the Internal Revenue Service. It is not written as tax advice, and does not purport to deal with all of the federal, state or foreign tax consequences that may be applicable to your investment in a Fund. You should consult your personal tax advisor for advice on these consequences.

ORGANIZATION, VOTING RIGHTS AND PRINCIPAL HOLDERS

The Biotechnology and Global Health Care Funds are nondiversified series of Franklin Strategic Series (the Trust), and Natural Resources and Technology Funds are diversified series of the Trust, an open-end management investment company, commonly called a mutual fund. The Trust was organized as a Delaware statutory trust (a form of entity formerly known as a business trust) on January 25, 1991, and is registered with the SEC.

Biotechnology Discovery Fund currently offers one class of shares, Class A. Technology Fund currently offers five classes of shares, Class A, Class B, Class C, Class R and Advisor Class. Health Care Fund and Communications Fund currently offer three classes of shares, Class A, Class B, and Class C. Natural Resources Fund currently offers three classes of shares, Class A, Class C and Advisor Class. New or additional investments into Class B are no longer permitted. Existing shareholders of Class B shares may continue as Class B shareholders, continue to reinvest dividends into Class B shares and exchange their Class B shares for Class B shares of other Franklin Templeton funds as permitted by the current exchange privileges. The Funds may offer additional classes of shares in the future. The full title of each class of each Fund is:


o     Franklin Biotechnology Discovery Fund - Class A
o     Franklin Technology Fund - Class A
o     Franklin Technology Fund - Class B
o     Franklin Technology Fund - Class C
o     Franklin Technology Fund - Class R
o     Franklin Technology Fund - Advisor Class
o     Franklin Global Health Care Fund - Class A
o     Franklin Global Health Care Fund - Class B
o     Franklin Global Health Care Fund - Class C
o     Franklin Global Communications Fund - Class A
o     Franklin Global Communications Fund - Class B
o     Franklin Global Communications Fund - Class C
o     Franklin Natural Resources Fund - Class A
o     Franklin Natural Resources Fund - Class C
o     Franklin Natural Resources Fund - Advisor Class

Shares of each class represent proportionate interests in each Fund's assets. On matters that affect each Fund as a whole, each class has the same voting and other rights and preferences as any other class. On matters that affect only one class, only shareholders of that class may vote. Each class votes separately on matters affecting only that class, or expressly required to be voted on separately by state or federal law. Shares of each class of a series have the same voting and other rights and preferences as the other classes and series of the Trust for matters that affect the Trust as a whole. Additional series may be offered in the future.

The Trust has noncumulative voting rights. For board member elections, this gives holders of more than 50% of the shares voting the ability to elect all of the members of the board. If this happens, holders of the remaining shares voting will not be able to elect anyone to the board.

The Trust does not intend to hold annual shareholder meetings. The Trust or a series of the Trust may hold special meetings, however, for matters requiring shareholder approval.


As of August 1, 2007, the principal shareholders of the Funds, beneficial or of record, were:

NAME AND ADDRESS                        SHARE CLASS    PERCENTAGE (%)
-------------------------------------------------------------------------
TECHNOLOGY FUND
Capital Bank & Trust Company, TTEE      Class R        6.51
FBO Vacation Resorts International
401K PSP
c/o Planpremier Fascorp
8515 E. Orchard Road 2T2
Greenwood Village, CO 80111

Reliance Trust Company                  Class R        9.54
Cust. Hughes Associates, Inc.
401k PSP
P.O. Box 48529
Atlanta, GA 30362-1529

Franklin Templeton Bank & Trust         Class R        7.33
Terayon Communications Systems
8515 E. Orchard Road 2T2
Greenwood Village, CO 80111-5002

Rafael R. Costas, Jr.                   Advisor        14.13
2398 Pacific Avenue
San Francisco, CA  94115-1218

Donald G. Taylor and Gigo H. Lee Taylor Advisor        14.48
JT TEN
300 N. Murray Avenue
Ridgewood, NJ 07450-3011

NATURAL RESOURCES FUND
Franklin Templeton Fund Allocator       Advisor        11.15
Conservative Target Fund
3344 Quality Drive
Rancho Cordova, CA 95670-7313

Franklin Templeton Fund Allocator       Advisor        34.43
Moderate Target Fund
3344 Quality Drive
Rancho Cordova, CA 95670-7313

Franklin Templeton Fund Allocator       Advisor        36.67
Growth Target Fund
3344 Quality Drive
Rancho Cordova, CA 95670-7313


From time to time, the number of Fund shares held in the "street name" accounts of various securities dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding.


As of August 1, 2007, the officers and board members, as a group, owned of record and beneficially less than 1% of the outstanding shares of each class. The board members may own shares in other funds in Franklin Templeton Investments.



BUYING AND SELLING SHARES
-------------------------------------------------------------------------------

The Funds continuously offer their shares through securities dealers who have an agreement with Franklin Templeton Distributors, Inc. (Distributors). A securities dealer includes any financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the Funds. This reference is for convenience only and does not indicate a legal conclusion of capacity. Banks and financial institutions that sell shares of the Funds may be required by state law to register as securities dealers. If you buy or sell shares through your securities dealer, you may be charged a transaction processing fee by your securities dealer. Your securities dealer will provide you with specific information about any transaction processing fees you will be charged.

For investors outside the U.S., the offering of Fund shares may be limited in many jurisdictions. An investor who wishes to buy shares of the Funds should determine, or have a broker-dealer determine, the applicable laws and regulations of the relevant jurisdiction. Investors are responsible for compliance with tax, currency exchange or other regulations applicable to redemption and purchase transactions in any jurisdiction to which they may be subject. Investors should consult appropriate tax and legal advisors to obtain information on the rules applicable to these transactions.

All checks, drafts, wires and other payment mediums used to buy or sell shares of the Funds must be denominated in U.S. dollars. We may, in our sole discretion, either (a) reject any order to buy or sell shares denominated in any other currency or (b) honor the transaction or make adjustments to your account for the transaction as of a date and with a foreign currency exchange factor determined by the drawee bank. We may deduct any applicable banking charges imposed by the bank from your account.

When you buy shares, if you submit a check or a draft that is returned unpaid to a Fund we may impose a $10 charge against your account for each returned item.

If you buy shares through the reinvestment of dividends, the shares will be purchased at the net asset value determined on the business day following the dividend record date (sometimes known as the "ex-dividend date"). The processing date for the reinvestment of dividends may vary and does not affect the amount or value of the shares acquired.

INVESTMENT BY ASSET ALLOCATORS The Fund permits investment in the Fund by certain asset allocators (Asset Allocators) who represent underlying clients that have granted a power of attorney to the Asset Allocators to invest on their behalf. The Asset Allocators typically make asset allocation decisions across similarly situated underlying accounts that are invested in the Fund. As a result of adjustments in such asset allocation decisions, the Fund may experience relatively large purchases and redemptions when the Asset Allocators implement their asset allocation adjustment decisions. The Fund, based on monitoring of the trading activity of such Asset Allocator accounts, reserves the right to treat such Asset Allocators as market timers. In such circumstances, the Fund may restrict or reject trading activity by Asset Allocators if, in the judgment of the Fund's manager or transfer agent, such trading may interfere with the efficient management of the Fund's portfolio, may materially increase the Fund's transaction costs or taxes, or may otherwise be detrimental to the interests of the Fund and its shareholders. Neither the Fund, nor its investment manager nor any other affiliated party receives any compensation or other consideration in return for permitting Fund investments by Asset Allocators.

INITIAL SALES CHARGES The maximum initial sales charge is 5.75% for Class A. There is no initial sales charge for Class C, Class R and Advisor Class.

The initial sales charge for Class A shares may be reduced for certain large purchases, as described in the prospectus. We offer several ways for you to combine your purchases in Franklin Templeton funds to take advantage of the lower sales charges for large purchases.


LETTER OF INTENT (LOI). You may buy Class A shares at a reduced sales charge by completing the LOI section of your account application. An LOI is a commitment by you to invest a specified dollar amount during a 13-month period. The amount you agree to invest determines the sales charge you pay. By completing the LOI section of the application, you acknowledge and agree to the following:


o You authorize Distributors to reserve approximately 5% of your total intended purchase in Class A shares registered in your name until you fulfill your LOI. Your periodic statements will include the reserved shares in the total shares you own, and we will pay or reinvest dividend and capital gain distributions on the reserved shares according to the distribution option you have chosen.

o You give Distributors a security interest in the reserved shares and appoint Distributors as attorney-in-fact.

o Distributors may sell any or all of the reserved shares to cover any additional sales charge if you do not fulfill the terms of the LOI.

o Although you may exchange your shares, you may not sell reserved shares until you complete the LOI or pay the higher sales charge.


After you file your LOI with the Fund, you may buy Class A shares at the sales charge applicable to the amount specified in your LOI. Sales charge reductions based on purchases in more than one Franklin Templeton fund will be effective only after notification to Distributors that the investment qualifies for a discount. If you file your LOI with the Fund before a change in the Fund's sales charge, you may complete the LOI at the lower of the new sales charge or the sales charge in effect when the LOI was filed.

Your holdings in Franklin Templeton funds acquired before you filed your LOI will be counted towards the completion of the LOI. Any redemptions you make during the 13-month period , except in the case of certain retirement plans, will be subtracted from the amount of the purchases for purposes of determining whether the terms of the LOI have been completed.

If the terms of your LOI are met, the reserved shares will be deposited to an account in your name or delivered to you or as you direct.


If the amount of your total purchases, less redemptions, is less than the amount specified in your LOI, the sales charge will be adjusted upward, depending on the actual amount purchased (less redemptions) during the period. You will need to send Distributors an amount equal to the difference in the actual dollar amount of sales charge paid and the amount of sales charge that would have applied to the total purchases if the total of the purchases had been made at one time. Upon payment of this amount, the reserved shares held for your account will be deposited to an account in your name or delivered to you or as you direct. If within 20 days after written request the difference in sales charge is not paid, we will redeem an appropriate number of reserved shares to realize the difference. If you redeem the total amount in your account before you fulfill your LOI, we will deduct the additional sales charge due from the sale proceeds and forward the balance to you.


For LOIs filed on behalf of certain retirement plans, the level and any reduction in sales charge for these plans will be based on actual plan participation and the projected investments in Franklin Templeton funds under the LOI. These plans are not subject to the requirement to reserve 5% of the total intended purchase or to the policy on upward adjustments in sales charges described above, or to any penalty as a result of the early termination of a plan.


WAIVERS FOR INVESTMENTS FROM CERTAIN PAYMENTS. Class A shares may be purchased without an initial sales charge or contingent deferred sales charge (CDSC) by investors who reinvest within 90 days:

o Dividend and capital gain distributions from any Franklin Templeton fund. The distributions generally must be reinvested in the same share class. Certain exceptions apply, however, to Class C shareholders who chose to reinvest their distributions in Class A shares of the Fund before November 17, 1997, and] to Advisor Class or Class Z shareholders of a Franklin Templeton fund who may reinvest their distributions in the Fund's Class A shares.

o Annuity payments received under either an annuity option or from death benefit proceeds, if the annuity contract offers as an investment option the Franklin Templeton Variable Insurance Products Trust. You should contact your tax advisor for information on any tax consequences that may apply.

o Redemption proceeds from the sale of Class A shares of any of the Franklin Templeton Investment Funds if you are a qualified investor.

   If you paid a CDSC when you redeemed your Class A shares from a Franklin Templeton Investment Fund, a new CDSC will apply to your purchase of Fund shares and the CDSC holding period will begin again. We will, however, credit your Fund account with additional shares based on the CDSC you previously paid and the amount of the redemption proceeds that you reinvest.

   If you immediately placed your redemption proceeds in a Franklin Templeton money fund, you may reinvest them as described above. The proceeds must be reinvested within 90 days from the date they are redeemed from the money fund.


WAIVERS FOR CERTAIN INVESTORS. The following investors or investments may qualify to buy Class A shares without an initial sales charge or CDSC due to anticipated economies in sales efforts and expenses, including:


o Governments, municipalities, and tax-exempt entities that meet the requirements for qualification under section 501 of the Internal Revenue Code. Please consult your legal and investment advisors to determine if an investment in the Fund is permissible and suitable for you.

o Registered securities dealers and their affiliates, for their investment accounts only

o Current employees of securities dealers and their affiliates and their family members, as allowed by the internal policies of their employer


o Current and former officers, trustees, directors, full-time employees (and their family members) of both Franklin Templeton Investments and Franklin Templeton funds, consistent with our then-current policies


o Current partners of law firms that currently provide legal counsel to the funds, Resources or its affiliates


o  Assets held in accounts managed by a subsidiary of Franklin Resources, Inc.:
   (1) under an advisory agreement (including sub-advisory agreements); and/or
   (2) as Trustee of an inter vivos or testamentary trust


o Certain unit investment trusts and their holders reinvesting distributions from the trusts

o  Any trust or plan established as part of a qualified tuition program under
   Section 529 of the Internal Revenue Code, as amended

o  Group annuity separate accounts offered to retirement plans

o Chilean retirement plans that meet the requirements described under "Retirement plans" below


o Assets held in accounts managed by a state or federally regulated trust company or bank (Trust Company) either as discretionary trustee of an inter vivos or testamentary trust or as manager under an advisory agreement (including sub-advisory) or other agreement that grants the Trust Company investment discretion over those assets (Trust Company Managed Assets) if (i) the aggregate value of Trust Company Managed Assets invested in Franklin Templeton funds at the time of purchase equals at least $1 million; and (ii) the purchased shares are registered directly to the Trust Company in its corporate capacity (not as trustee of an individual trust) and held solely as Trust Company Managed Assets

o Shares acquired by a financial intermediary that the intermediary holds, directly or indirectly, on behalf of a beneficial owner who has entered into a comprehensive fee or other advisory fee arrangement with any broker-dealer, trust company or registered investment advisor (RIA), whether or not affiliated with the financial intermediary, provided the financial intermediary has entered into an agreement with Distributors authorizing the sale of Fund shares

Class C shares may be purchased without limit or CDSC by the Franklin Templeton Charitable Giving Fund.


RETIREMENT PLANS. Class A shares at NAV are available for:

o Employer Sponsored Retirement Plans with assets of $1 million or more; or
o Investors who open an IRA with proceeds rolled over directly from an Employer Sponsored Retirement Plan (the Plan) if the IRA is a "Common Platform IRA". An IRA is a Common Platform IRA if (i) the IRA custodian or recordkeeper, or one of its affiliates, is the recordkeeper for the Plan at the time the IRA is opened; and (ii) current agreements with the Fund, or its agent, make Franklin Templeton fund shares available to both the Plan and the IRA investor; or
o Investors who open an IRA as a spousal rollover or a QDRO if opened with proceeds from a DCS plan and/or a plan for which FTB&T was trustee.

A "Qualified Retirement Plan" is an employer sponsored pension or profit sharing plan that qualifies under section 401(a) of the Internal Revenue Code, including 401(k), money purchase pension, profit sharing and defined benefit plans.

An "Employer Sponsored Retirement Plan" is a Qualified Retirement Plan, ERISA covered 403(b) and certain non-qualified deferred compensation arrangements that operate in a similar manner to a Qualified Retirement Plan, such as 457 plans and executive deferred compensation arrangements, but not including employer sponsored IRAs.

A "DCS Plan" is an Employer Sponsored Retirement Plan that (i) has contracted for current participant level recordkeeping with the Defined Contribution Services (DCS) division of Franklin Templeton Investor Services; or (ii) is receiving current DCS services by contracting with the entity identified in DCS promotional material for participant level recordkeeping related to those DCS services.

SALES IN TAIWAN. Under agreements with certain banks in Taiwan, Republic of China, the Funds' shares are available to these banks' trust accounts without a sales charge. The banks may charge service fees to their customers who participate in the trusts. A portion of these service fees may be paid to Distributors or one of its affiliates to help defray expenses of maintaining a service office in Taiwan, including expenses related to local literature fulfillment and communication facilities.

The Funds' Class A shares may be offered to investors in Taiwan through securities advisory firms known locally as Securities Investment Consulting Enterprises. In conformity with local business practices in Taiwan, Class A shares may be offered with the following schedule of sales charges:

SIZE OF PURCHASE - U.S. DOLLARS                       SALES CHARGE (%)
--------------------------------------------------------------------------------
Under $30,000                                         3.0
$30,000 but less than $50,000                         2.5
$50,000 but less than $100,000                        2.0
$100,000 but less than $200,000                       1.5
$200,000 but less than $400,000                       1.0
$400,000 or more                                      0

DEALER COMPENSATION Securities dealers may at times receive the entire sales charge. A securities dealer who receives 90% or more of the sales charge may be deemed an underwriter under the Securities Act of 1933, as amended. Financial institutions or their affiliated brokers may receive an agency transaction fee in the percentages indicated in the dealer compensation table in the Funds' prospectus.

Distributors may pay the following commissions, out of its own resources, to securities dealers who initiate and are responsible for purchases of Class A shares of $1 million or more: 1% on sales of $1 million or more but less than $4 million, plus 0.50% on sales of $4 million or more but less than $50 million, plus 0.25% on sales of $50 million or more.

In addition to the sales charge payments described above and the distribution and service (12b-1) fees described below under "The Underwriter - Distribution and service (12b-1) fees," Distributors and/or its non-fund affiliates may make the following additional payments out of their own assets to securities dealers that sell shares of Franklin Templeton funds:

MARKETING SUPPORT PAYMENTS. Distributors may make payments to certain dealers who are holders or dealers of record for accounts in one or more of the Franklin Templeton funds. A dealer's marketing support services may include business planning assistance, advertising, educating dealer personnel about the Franklin Templeton funds and shareholder financial planning needs, placement on the dealer's list of offered funds, and access to sales meetings, sales representatives and management representatives of the dealer. Distributors compensates dealers differently depending upon, among other factors, sales and assets levels, redemption rates and the level and/or type of marketing and educational activities provided by the dealer. Such compensation may include financial assistance to dealers that enable Distributors to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client and investor events and other dealer-sponsored events. These payments may vary depending upon the nature of the event. Distributors will, on an annual basis, determine whether to continue such payments.

In the case of any one dealer, marketing support payments will not exceed the sum of 0.10% of that dealer's current year's total sales of Franklin Templeton mutual funds and 0.05% (or 0.03%) of the total assets, respectively, of equity or fixed income funds attributable to that dealer, on an annual basis.


As noted below, Distributors may make additional payments to dealers, including dealers not listed below, related to ticket charges and various dealer-sponsored events intended to educate financial advisers and their clients about the Franklin Templeton funds. The following is a list of NASD member broker-dealers (including their respective affiliates) receiving marketing support payments as of March 31, 2007:

Advantage Capital Corporation, AG Edwards & Sons, Inc., AIG Financial Advisors, Inc., American General Securities, Inc., American Portfolios Financial Services, Inc., Ameriprise Financial Services, Inc., Associated Securities Corp., AXA Advisors, LLC, Cadaret Grant & Co., Inc., Cambridge Investment Research Inc., CCO Investment Services Corp., Chase Investment Services Corp., Citicorp Investment Services, Comerica Securities, Inc., Commerce Brokerage Services, Inc., Compass Brokerage, Inc., CUNA Brokerage Services, Inc., CUSO Financial Services, L.P., Edward Jones, Fidelity Investments Institutional Services Company, Inc., Fifth Third Securities, Inc., Financial Network Investment Corporation, FSC Securities Corporation, First Command Financial Planning, Inc., Genworth Financial Securities Corp., J.J.B. Hilliard, W.L. Lyons, Inc., IFC Holdings Inc. D/B/A INVEST Financial Corporation, ING Financial Partners, Inc., Investacorp, Inc., Investment Centers of America, Inc., Jefferson Pilot Securities Corporation, Legend Equities Corporation, Lincoln Financial Advisors Corp., Lincoln Investment Planning, Inc., Linsco/Private Ledger Corp., M&T Securities Inc., Merrill Lynch, Pierce, Fenner & Smith, Inc., Morgan Keegan & Company, Inc., Morgan Stanley DW Inc., Multi-Financial Securities Corporation, Mutual Service Corporation, NatCity Investments, Inc., National Planning Corporation, PFS Investments, Inc., PrimeVest Financial Services, Inc., Raymond James & Associates, Inc., Raymond James Financial Services, Inc., RBC Dain Rauscher, Inc., Richard D. Schubert, Inc., Robert W. Baird & Co., Inc., Royal Alliance Associates, Inc., Securities America, Inc., Signator Investors, Inc., SII Investments, Inc., Smith Barney, SunTrust Investment Services, Inc., TFS Securities, Inc., The Investment Center, Inc., UBS Financial Services, Inc., UBS Global Asset Management (US) Inc., UnionBanc Investment Services, LLC, United Planners Financial Services, U.S. Bancorp Investments, Inc., Vanderbilt Securities, LLC, Wachovia Securities, LLC, Waterstone Financial Group, Inc., Wells Fargo Investments, LLC, WM Financial Services, Inc.


Marketing support payments made to organizations located outside the U.S., with respect to investments in the Fund by non-U.S. persons, may exceed the above-stated limitation.

TRANSACTION SUPPORT PAYMENTS. The types of payments that Distributors may make under this category include, among others, payment of ticket charges of up to $20 per purchase or exchange order placed by a dealer or one time payments for ancillary services such as setting up funds on a dealer's mutual fund trading system.

OTHER PAYMENTS. From time to time, Distributors, at its expense, may make additional payments to dealers that sell or arrange for the sale of shares of the Funds. Such compensation may include financial assistance to dealers that enable Distributors to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client and investor events, co-operative advertising, newsletters, and other dealer-sponsored events. These payments may vary depending upon the nature of the event, and can include travel expenses, such as lodging incurred by registered representatives and other employees in connection with training and educational meetings, client prospecting and due diligence trips.

Distributors routinely sponsors due diligence meetings for registered representatives during which they receive updates on various Franklin Templeton funds and are afforded the opportunity to speak with portfolio managers. Invitation to these meetings is not conditioned on selling a specific number of shares. Those who have shown an interest in Franklin Templeton funds, however, are more likely to be considered. To the extent permitted by their firm's policies and procedures, registered representatives' expenses in attending these meetings may be covered by Distributors.

Other compensation may be offered to the extent not prohibited by federal or state laws or any self-regulatory agency, such as the NASD. Distributors makes payments for events it deems appropriate, subject to Distributors' guidelines and applicable law.

You should ask your dealer for information about any payments it receives from Distributors and any services provided.

CONTINGENT DEFERRED SALES CHARGE (CDSC)- CLASS A, B AND C If you invest any amount in Class C shares or $1 million or more in Class A shares, either as a lump sum or through our cumulative quantity discount or letter of intent programs, a CDSC may apply on any Class A shares you sell within 18 months and any Class C shares you sell within 12 months of purchase. The CDSC is 1% of the value of the shares sold or the net asset value at the time of purchase, whichever is less.

For Class B shares, there is a CDSC if you sell your shares within six years, as described in the table below. The charge is based on the value of the shares sold or the net asset value at the time of purchase, whichever is less.

IF YOU SELL YOUR CLASS B SHARES WITHIN THIS % IS DEDUCTED FROM THIS MANY YEARS AFTER BUYING THEM YOUR PROCEEDS AS A CDSC
-------------------------------------------------------------------------------
1 Year                                                           4
2 Years                                                          4
3 Years                                                          3
4 Years                                                          3
5 Years                                                          2
6 Years                                                          1
7 Years                                                          0

CDSC WAIVERS. The CDSC for any share class generally will be waived for:


o Assets held in accounts managed by a state or federally regulated trust company or bank (Trust Company) either as discretionary trustee of an inter vivos or testamentary trust or as manager under an advisory agreement (including sub-advisory) or other agreement that grants the Trust Company investment discretion over those assets (Trust Company Managed Assets) if (i) the aggregate value of Trust Company Managed Assets invested in Franklin Templeton funds at the time of purchase equals at least $1 million; and (ii) the purchased shares are registered directly to the Trust Company in its corporate capacity (not as trustee of an individual trust) and held solely as Trust Company Managed Assets.


o  Account fees

o Sales of Class A shares purchased without an initial sales charge by certain retirement plan accounts if (i) the account was opened before May 1, 1997, or
   (ii) the securities dealer of record received a payment from Distributors of 0.25% or less, or (iii) the securities dealer of record has entered into a supplemental agreement with Distributors

o Redemptions by the Funds when an account falls below the minimum required account size

o  Redemptions following the death of the shareholder or beneficial owner

o  Redemptions through a systematic withdrawal plan set up before February
   1, 1995

o Redemptions through a systematic withdrawal plan set up on or after February 1, 1995, up to 1% monthly, 3% quarterly, 6% semiannually or 12% annually of your account's net asset value depending on the frequency of your plan

o  Redemptions by Employer Sponsored Retirement Plans (not applicable to
   Class B)

o Distributions from individual retirement accounts (IRAs) due to death or disability or upon periodic distributions based on life expectancy or returns of excess contributions and earnings (for Class B, this applies to all retirement plan accounts, not only IRAs)

o  Any trust or plan established as part of a qualified tuition program under
   Section 529 of the Internal Revenue Code of 1986, as amended

EXCHANGE PRIVILEGE If you request the exchange of the total value of your account, declared but unpaid income dividends and capital gain distributions will be reinvested in the Fund and exchanged into the new fund at net asset value when paid. Backup withholding and information reporting may apply.

If a substantial number of shareholders should, within a short period, sell their Fund shares under the exchange privilege, a Fund might have to sell portfolio securities it might otherwise hold and incur the additional costs related to such transactions. On the other hand, increased use of the exchange privilege may result in periodic large inflows of money. If this occurs, it is each Fund's general policy to initially invest this money in short-term, interest-bearing money market instruments, unless it is believed that attractive investment opportunities consistent with the Fund's investment goals exist immediately. This money will then be withdrawn from the short-term, interest-bearing money market instruments and invested in portfolio securities in as orderly a manner as is possible when attractive investment opportunities arise.

The proceeds from the sale of shares of an investment company generally are not available until the seventh day following the sale. The funds you are seeking to exchange into may delay issuing shares pursuant to an exchange until that seventh day. The sale of Fund shares to complete an exchange will be effected at net asset value at the close of business on the day the request for exchange is received in proper form.

SYSTEMATIC WITHDRAWAL PLAN Our systematic withdrawal plan allows you to sell your shares and receive regular payments from your account on a monthly, quarterly, semiannual or annual basis. The value of your account must be at least $5,000 and the minimum payment amount for each withdrawal must be at least $50. For retirement plans subject to mandatory distribution requirements, the $50 minimum will not apply. There are no service charges for establishing or maintaining a systematic withdrawal plan.

Each month in which a payment is scheduled, we will redeem an equivalent amount of shares in your account on the day of the month you have indicated on your account application or, if no day is indicated, on the 20th day of the month. If that day falls on a weekend or holiday, we will process the redemption on the next business day. For plans set up before June 1, 2000, we will continue to process redemptions on the 25th day of the month (or the next business day) unless you instruct us to change the processing date. Available processing dates currently are the 1st, 5th, 10th, 15th, 20th and 25th days of the month. When you sell your shares under a systematic withdrawal plan, it is a taxable transaction.

To avoid paying sales charges on money you plan to withdraw within a short period of time, you may not want to set up a systematic withdrawal plan if you plan to buy shares on a regular basis. Shares sold under the plan also may be subject to a CDSC.

Redeeming shares through a systematic withdrawal plan may reduce or exhaust the shares in your account if payments exceed distributions received from the Fund. This is especially likely to occur if there is a market decline. If a withdrawal amount exceeds the value of your account, your account will be closed and the remaining balance in your account will be sent to you. Because the amount withdrawn under the plan may be more than your actual yield or income, part of the payment may be a return of your investment.

To discontinue a systematic withdrawal plan, change the amount and schedule of withdrawal payments, or suspend one payment, we must receive instructions from you at least three business days before a scheduled payment. The Funds may discontinue a systematic withdrawal plan by notifying you in writing and will discontinue a systematic withdrawal plan automatically if all shares in your account are withdrawn, if the Fund receives notification of the shareholder's death or incapacity, or if mail is returned to the Fund marked "unable to forward" by the postal service.

REDEMPTIONS IN KIND Each Fund has committed itself to pay in cash (by check) all requests for redemption by any shareholder of record, limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of the 90-day period. This commitment is irrevocable without the prior approval of the SEC. In the case of redemption requests in excess of these amounts, the board reserves the right to make payments in whole or in part in securities or other assets of the Fund, in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of the Fund. In these circumstances, the securities distributed would be valued at the price used to compute the Fund's net assets and you may incur brokerage fees in converting the securities to cash. The Funds do not intend to redeem illiquid securities in kind. If this happens, however, you may not be able to recover your investment in a timely manner.

SHARE CERTIFICATES We will credit your shares to your Fund account. We do not issue share certificates unless you specifically request them. This eliminates the costly problem of replacing lost, stolen or destroyed certificates. If a certificate is lost, stolen or destroyed, you may have to pay an insurance premium of up to 2% of the value of the certificate to replace it.

Any outstanding share certificates must be returned to the Fund if you want to sell or exchange those shares or if you would like to start a systematic withdrawal plan. The certificates should be properly endorsed. You can do this either by signing the back of the certificate or by completing a share assignment form. For your protection, you may prefer to complete a share assignment form and to send the certificate and assignment form in separate envelopes.

GENERAL INFORMATION If dividend checks are returned to a Fund marked "unable to forward" by the postal service, we will consider this a request by you to change your dividend option to reinvest all distributions. The proceeds will be reinvested in additional shares at net asset value until we receive new instructions.

Distribution or redemption checks sent to you do not earn interest or any other income during the time the checks remain uncashed. Neither the Funds nor their affiliates will be liable for any loss caused by your failure to cash such checks. The Funds are not responsible for tracking down uncashed checks, unless a check is returned as undeliverable.

In most cases, if mail is returned as undeliverable we are required to take certain steps to try to find you free of charge. If these attempts are unsuccessful, however, we may deduct the costs of any additional efforts to find you from your account. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for its location services.

Sending redemption proceeds by wire or electronic funds transfer (ACH) is a special service that we make available whenever possible. By offering this service to you, the Funds are not bound to meet any redemption request in less than the seven-day period prescribed by law. Neither the Funds nor their agents shall be liable to you or any other person if, for any reason, a redemption request by wire or ACH is not processed as described in the prospectus.

There are special procedures for banks and other institutions that wish to open multiple accounts. An institution may open a single master account by filing one application form with the Funds, signed by personnel authorized to act for the institution. Individual sub-accounts may be opened when the master account is opened by listing them on the application, or by providing instructions to the Funds at a later date. These sub-accounts may be registered either by name or number. The Funds' investment minimums apply to each sub-account. The Funds will send confirmation and account statements for the sub-accounts to the institution.

If you buy or sell shares through your securities dealer, we use the net asset value next calculated after your securities dealer receives your request, which is promptly transmitted to the Funds. If you sell shares through your securities dealer, it is your dealer's responsibility to transmit the order to the Funds in a timely fashion. Your redemption proceeds will not earn interest between the time we receive the order from your dealer and the time we receive any required documents. Any loss to you resulting from your dealer's failure to transmit your redemption order to the Funds in a timely fashion must be settled between you and your securities dealer.

Certain shareholder servicing agents may be authorized to accept your transaction request.

For institutional and bank trust accounts, there may be additional methods of buying or selling Fund shares than those described in this SAI or in the prospectus. Institutional and bank trust accounts include accounts opened by or in the name of a person (includes a legal entity or an individual) that has signed an Institutional Account Application or Bank Trust Account Application accepted by Franklin Templeton Institutional, LLC or entered into a selling agreement and/or servicing agreement with Distributors or Investor Services. For example, the Fund permits the owner of an institutional account to make a same day wire purchase if a good order purchase request is received (a) before the close of the New York Stock Exchange (NYSE) or (b) through the National Securities Clearing Corporation's automated system for processing purchase orders (Fund/SERV), even though funds are delivered by wire after the close of the NYSE. If funds to be wired are not received as scheduled, the purchase order may be cancelled or reversed and the institutional account owner could be liable for any losses or fees the Fund, Distributors and/or Investor Services may incur.

In the event of disputes involving conflicting claims of ownership or authority to control your shares, each Fund has the right (but has no obligation) to: (i) restrict the shares and require the written agreement of all persons deemed by the Fund to have a potential interest in the shares before executing instructions regarding the shares; or (ii) interplead disputed shares or the proceeds from the court-ordered sale thereof with a court of competent jurisdiction.


Should a Fund be required to defend against joint or multiple shareholders in any action relating to an ownership dispute, you expressly grant the Fund the right to obtain reimbursement for costs and expenses including, but not limited to, attorneys' fees and court costs, by unilaterally redeeming shares from your account.

The Funds may be required (i) pursuant to a validly issued levy, to turn your shares over to a levying officer who may, in turn, sell your shares at a public sale; or (ii) pursuant to a final order of forfeiture to sell your shares and remit the proceeds to the U.S. or state government as directed.


Clients of financial advisors whose firms have a Selling Agreement with Franklin Templeton Distributors, Inc., and who are eligible for the Financial Advisor Service Team (FAST) may be eligible for Franklin Templeton VIP ServicesTM which offers enhanced service and transaction capabilities. Please contact Shareholder Services at 1-800/632-2301 for additional information on this program.

THE UNDERWRITER
-------------------------------------------------------------------------------

Franklin Templeton Distributors, Inc. (Distributors) acts as the principal underwriter in the continuous public offering of each Fund's shares. Distributors is located at One Franklin Parkway, San Mateo, CA 94403-1906.

Distributors pays the expenses of the distribution of Fund shares, including advertising expenses and the costs of printing sales material and prospectuses used to offer shares to the public. Each Fund pays the expenses of preparing and printing amendments to its registration statements and prospectuses (other than those necessitated by the activities of Distributors) and of sending prospectuses to existing shareholders.

Distributors does not receive compensation from the Fund for acting as underwriter of the Fund's Advisor Class shares.

The table below shows the aggregate underwriting commissions Distributors received in connection with the offering of the Funds' Class A, B, C and R shares, the net underwriting discounts and commissions Distributors retained after allowances to dealers, and the amounts Distributors received in connection with redemptions or repurchases of shares for the last three fiscal years ended April 30:


                                                                AMOUNT RECEIVED
                                                               IN CONNECTION
                         TOTAL             AMOUNT RETAINED    WITH REDEMPTIONS
                         COMMISSIONS       BY DISTRIBUTORS    AND REPURCHASES
                         RECEIVED ($)          ($)                    ($)
 ------------------------------------------------------------------------------
 2007
 Biotechnology
 Discovery Fund          584,756           89,988              529
 Technology Fund         106,805           15,889            7,753
 Health Care Fund        316,727           50,732           13,524
 Communications Fund
                         171,127           26,988            5,182
 Natural Resources Fund
                       2,610,220          418,503           45,749

 2006
 Biotechnology
 Discovery Fund          946,432          143,973              292
 Technology Fund         134,156           19,942           12,964
 Health Care Fund        468,538           73,857           26,212
 Communications Fund
                         158,761           23,961            6,232
 Natural Resources Fund
                         4,258,168        682,042            7,009

 2005
 Biotechnology           983,942          146,393            1,639
 Discovery Fund
 Technology Fund         110,938           13,953           15,895
 Health Care Fund        280,938           36,808           43,488
 Communications Fund      70,578            8,796             9,357
 Natural Resources Fund  1,942,385        312,174             582


Distributors may be entitled to payments from the Funds under the Rule 12b-1 plans, as discussed below. Except as noted, Distributors received no other compensation from the Funds for acting as underwriter.

DISTRIBUTION AND SERVICE (12B-1) FEES - CLASS A, B, C AND R The board has adopted a separate plan pursuant to Rule 12b-1 for each class. Although the plans differ in some ways for each class, each plan is designed to benefit the Fund and its shareholders. The plans are expected to, among other things, increase advertising of the Fund, encourage purchases of Fund shares and service to its shareholders, and increase or maintain assets of the Fund so that certain fixed expenses may be spread over a broader asset base, with a positive impact on per share expense ratios. In addition, a positive cash flow into the Fund is useful in managing the Fund because the manager has more flexibility in taking advantage of new investment opportunities and handling shareholder redemptions.


Under each plan, the Fund pays Distributors or others for the expenses of activities that are primarily intended to sell shares of the class. These expenses also may include service fees paid to securities dealers or others who have executed a servicing agreement with the Fund, Distributors or its affiliates and who provide service or account maintenance to shareholders (service fees); and the expenses of printing prospectuses and reports used for sales purposes, and of preparing and distributing sales literature and advertisements. Together, these expenses, including the service fees, are "eligible expenses." The 12b-1 fees charged to each class are based only on the fees attributable to that particular class. Because Class B is currently closed to new investors, the amounts paid by the Fund under its plan are primarily to pay for ongoing shareholder servicing and to pay third party financing entities.


Beginning at the time of purchase, Distributors may pay the full 12b-1 fee to qualified financial advisor firms for shares purchased by the Franklin Templeton Charitable Giving Fund.

THE CLASS A PLAN. Biotechnology Discovery Fund, Technology Fund and Natural Resources Fund may pay up to 0.35% per year of Class A's average daily net assets. Of this amount, each Fund may pay up to 0.35% to Distributors or others, out of which Distributors generally will retain 0.10% for distribution expenses. Biotechnology Discovery Fund will not reimburse Distributors the additional 0.10% during periods when the Fund is closed to new investors. Health Care Fund and Communications Fund may pay up to 0.25% per year of Class A's average daily net assets.

The Class A plan for Biotechnology Discovery Fund, Health Care Fund, Communications Fund and Natural Resources Fund is a reimbursement plan. It allows each Fund to reimburse Distributors for eligible expenses that Distributors has shown it has incurred. The Fund will not reimburse more than the maximum amount allowed under the plan. For Health Care Fund and Communications Fund, any unreimbursed expenses from one year may not be carried over to or reimbursed in later years.

The Class A plan for Technology Fund is a compensation plan. It allows the Fund to pay a fee to Distributors that may be more than the eligible expenses Distributors has incurred at the time of the payment. Distributors must, however, demonstrate to the board that it has spent or has near-term plans to spend the amount received on eligible expenses. The Fund will not pay more than the maximum amount allowed under the plan.


For the fiscal year ended April 30, 2007, the amounts paid by the Funds pursuant to the plan were:


                              BIOTECHNOLOGY                                                NATURAL
                                 DISCOVERY         TECHNOLOGY(1)  HEALTH CARE            COMMUNICATION
                                                                                           RESOURCES
                                 ($)               ($)            ($)         ($)            ($)
-------------------------------------------------------------------------------------------------------

Advertising                      17,322            1,243          3,941       2,553        16,760
Printing and mailing
 prospectuses other
than to current
shareholders                     1,996             1,293          1,444       1,527        2,748
Payments to
 underwriters                    13,246            2,063          4,769       4,235        47,351
Payments to
 broker-dealers                  1,095,125         73,291         248,068     159,033      1,101,980
Other                            -                 -              -           -            -
                                 ----------------------------------------------------------------------
Total                            1,127,689         103,169        258,222     167,348      1,168,839
                                 ======================================================================


1. The eligible expenses Distributors had incurred to that date were $77,890.

THE CLASS B, C AND R PLANS. Each Fund pays Distributors up to 1% per year of Class B and Class C's average daily net assets, out of which 0.25% may be paid for services to the shareholders (service fees). For Class R shares, the Technology Fund pays Distributors up to 0.50% per year of the class's average daily net assets. The Class B, C and R plans also may be used to pay Distributors for advancing commissions to securities dealers with respect to the initial sale of Class B, C and R shares. Class B plan fees payable to Distributors are used by Distributors to pay for ongoing shareholder servicing and to pay third party financing entities that have provided financing to Distributors in connection with advancing commissions to securities dealers. Resources owns a minority interest in one of the third party financing entities.


The Class B, C and R plans are compensation plans. They allow each Fund to pay a fee to Distributors that may be more than the eligible expenses Distributors has incurred at the time of the payment. Distributors must, however, demonstrate to the board that it has spent or has near-term plans to spend the amount received on eligible expenses. The Fund will not pay more than the maximum amount allowed under the plans.


Under the Class B plan, the amounts paid by the Technology, Communications and Health Care Funds pursuant to the plan for the fiscal year ended April 30, 2007, were:

                         TECHNOLOGY        HEALTH CARE       COMMUNICATIONS
                             ($)               ($)                ($)
--------------------------------------------------------------------------------

Advertising                      -                 -                  -
Printing and mailing
 prospectuses other
than to current
Shareholders                     -                 -                  -
Payments to
 Underwriters                    -                 -                  -
Payments to
 broker-dealers                  8,666             29,289             8,245
Other                           27,025             90,072            25,372
                      ---------------------------------------------------------
                      ---------------------------------------------------------
Total                            35,691            119,361            33,617

Under the Class C plan, the amounts paid by the Funds pursuant to the plans for the fiscal year ended April 30, 2007, were:



                                                                               NATURAL
                            TECHNOLOGY     HEALTH CARE       COMMUNICATIONS    RESOURCES/(1)
                            ($)            ($)               ($)               ($)
---------------------------------------------------------------------------------------------

Advertising                 308            1,012             303               846
Printing and mailing
 prospectuses other
than to current
Shareholders                320            368               175               131
Payments to
 Underwriters               389            1,275             1,111             6,027
Payments to
 broker-dealers             84,448         259,570           111,545           240,895
Other                       -              -                 -                 -
                            -----------------------------------------------------------------
Total                       85,465         262,225           113,134           250,577
                            =================================================================


1. The eligible expenses Distributors had incurred to that date were $247,899.

Under the Class R plan, the amounts paid by the Technology Fund pursuant to the plan for the fiscal year ended April 30, 2007, were:

                                 ($)
---------------------------------------------------

Advertising                      31
Printing and mailing
 prospectuses other
than to current
Shareholders                     29
Payments to
 Underwriters                    298
Payments to
 broker-dealers                  23,398
Other                            -
                                 ------------------
Total                            23,756
                                 ==================



THE CLASS A, B, C AND R PLANS. In addition to the payments that Distributors or others are entitled to under each plan, each plan also provides that to the extent the Fund, the manager or Distributors or other parties on behalf of the Fund, the manager or Distributors make payments that are deemed to be for the financing of any activity primarily intended to result in the sale of Fund shares within the context of Rule 12b-1 under the Investment Company Act of 1940, as amended, then such payments shall be deemed to have been made pursuant to the plan.

To the extent fees are for distribution or marketing functions, as distinguished from administrative servicing or agency transactions, certain banks may not participate in the plans because of applicable federal law prohibiting certain banks from engaging in the distribution of mutual fund shares. These banks, however, are allowed to receive fees under the plans for administrative servicing or for agency transactions.

Distributors must provide written reports to the board at least quarterly on the amounts and purpose of any payment made under the plans and any related agreements, and furnish the board with such other information as the board may reasonably request to enable it to make an informed determination of whether the plans should be continued.

Each plan has been approved according to the provisions of Rule 12b-1. The terms and provisions of each plan also are consistent with Rule 12b-1.

PERFORMANCE
-------------------------------------------------------------------------------


Performance quotations are subject to SEC rules. These rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the Fund be accompanied by certain standardized performance information computed as required by the SEC. Average annual total return before taxes, average annual total return after taxes on distributions and average annual total return after taxes on distributions and sale of shares quotations used by the Funds are based on the standardized methods of computing performance mandated by the SEC. An explanation of these and other methods used by the Fund to compute or express performance follows. Regardless of the method used, past performance does not guarantee future results, and is an indication of the return to shareholders only for the limited historical period used.

AVERAGE ANNUAL TOTAL RETURN BEFORE TAXES Average annual total return before taxes is determined by finding the average annual rates of return over certain periods that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes that the maximum initial sales charge, if applicable, is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.

When considering the average annual total return before taxes quotations for Class A shares, you should keep in mind that the maximum initial sales charge reflected in each quotation is a one time fee charged on all direct purchases, which will have its greatest impact during the early stages of your investment. This charge will affect actual performance less the longer you retain your investment in the Fund.

The following SEC formula is used to calculate these figures:


      n
P(1+T) = ERV

where:

P     = a hypothetical initial payment of $1,000
T     = average annual total return
n     = number of years
ERV   = ending redeemable value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period.


AVERAGE ANNUAL TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS Average annual total return after taxes on distributions is determined by finding the average annual rates of return over certain periods that would equate an initial hypothetical $1,000 investment to its ending redeemable value, after taxes on distributions. The calculation assumes that the maximum initial sales charge, if applicable, is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions, less the taxes due on such distributions, are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees, but assumes that the redemption itself had no tax consequences. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.


Taxes due on distributions are calculated by applying the highest individual marginal federal income tax rates in effect on the reinvestment date, using the rates that correspond to the tax character of each component of the distributions (e.g., the ordinary income rate for distributions of ordinary income and net short-term capital gains, and the long-term capital gain rate for distributions of net long-term capital gains). The taxable amount and tax character of a distribution may be adjusted to reflect any recharacterization of the distribution since its original date. Distributions are adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date; for example, no taxes are assumed to be due on the portion of any distribution that would not result in federal income tax on an individual (e.g., tax-exempt interest or non-taxable returns of capital). The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. Any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes) are disregarded, as are the effects of phaseouts of certain exemptions, deductions, and credits at various income levels, and the impact of the federal alternative minimum tax. Any redemptions of shares required to pay recurring fees charged to shareholder accounts are assumed to result in no additional taxes or tax credits.

The Fund's sales literature and advertising commonly refer to this calculation as the Fund's after-tax average annual total return (pre-liquidation). When considering the average annual total return after taxes on distributions quotations for Class A shares, you should keep in mind that the maximum initial sales charge reflected in each quotation is a one time fee charged on all direct purchases, which will have its greatest impact during the early stages of your investment. This charge will affect actual performance less the longer you retain your investment in the Fund.


The following SEC formula is used to calculate these figures:


      n
P(1+T)  = ATV
             D

where:

P = a hypothetical initial payment of $1,000
T = average annual total return (after taxes on distributions) n = number of years
ATV
   D = ending value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period, after taxes on fund distributions but not after taxes on redemption.


AVERAGE ANNUAL TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES Average annual total return after taxes on distributions and sale of fund shares is determined by finding the average annual rates of return over certain periods that would equate an initial hypothetical $1,000 investment to its ending redeemable value, after taxes on distributions and sale of fund shares. The calculation assumes that the maximum initial sales charge, if applicable, is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees, including taxes upon sale of fund shares. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.


Taxes due on distributions are calculated by applying the highest individual marginal federal income tax rates in effect on the reinvestment date, using the rates that correspond to the tax character of each component of the distributions (e.g., the ordinary income rate for distributions of ordinary income and net short-term capital gains, and the long-term capital gain rate for distributions of net long-term capital gains). The taxable amount and tax character of a distribution may be adjusted to reflect any recharacterization of the distribution since its original date. Distributions are adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date; for example, no taxes are assumed to be due on the portion of any distribution that would not result in federal income tax on an individual (e.g., tax-exempt interest or non-taxable returns of capital). The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. Any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes) are disregarded, as are the effects of phaseouts of certain exemptions, deductions, and credits at various income levels, and the impact of the federal alternative minimum tax. Any redemptions of shares required to pay recurring fees charged to shareholder accounts are assumed to result in no additional taxes or tax credits.


The capital gain or loss upon redemption is calculated by subtracting the tax basis from the redemption proceeds, after deducting any nonrecurring charges assessed at the end of the period, subtracting capital gains taxes resulting from the redemption, or adding the tax benefit from capital losses resulting from the redemption. In determining the basis for a reinvested distribution, the distribution is included net of taxes assumed paid from the distribution, but not net of any sales loads imposed upon reinvestment. Tax basis is adjusted for any distributions representing returns of capital and any other tax basis adjustments that would apply to an individual taxpayer, as permitted by applicable federal law. The amount and character (e.g., short-term or long-term) of capital gain or loss upon redemption is separately determined for shares acquired through the initial investment and each subsequent purchase through reinvested distributions. Shares acquired through reinvestment of distributions are not assumed to have the same holding period as the initial investment. The tax character of such reinvestments is determined by the length of the period between reinvestment and the end of the measurement period in the case of reinvested distributions. Capital gains taxes (or the benefit resulting from tax losses) are calculated using the highest federal individual capital gains tax rate for gains of the appropriate character in effect on the redemption date and in accordance with federal law applicable on the redemption date. Shareholders are assumed to have sufficient capital gains of the same character from other investments to offset any capital losses from the redemption, so that the taxpayer may deduct the capital losses in full.

The Funds' sales literature and advertising commonly refer to this calculation as the Funds' after-tax average annual total return (post-liquidation). When considering the average annual total return after taxes on distributions quotations for Class A shares, you should keep in mind that the maximum initial sales charge reflected in each quotation is a one time fee charged on all direct purchases, which will have its greatest impact during the early stages of your investment. This charge will affect actual performance less the longer you retain your investment in the Fund.

The following SEC formula is used to calculate these figures:


      n
P(1+T)  = ATV
              DR

where:

P = a hypothetical initial payment of $1,000
T = average annual total return (after taxes on distributions and redemptions) n = number of years
ATV
   DR = ending value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period, after taxes on fund distributions and redemption.


CUMULATIVE TOTAL RETURN Like average annual total return, cumulative total return assumes that the maximum initial sales charge, if applicable, is deducted from the initial $1,000 purchase, income dividends and capital gain distributions are reinvested at net asset value, the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. Cumulative total return, however, is based on the actual return for a specified period rather than on the average return.


VOLATILITY Occasionally statistics may be used to show a Fund's volatility or risk. Measures of volatility or risk are generally used to compare a Fund's net asset value or performance to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market, as represented by an index considered representative of the types of securities in which the fund invests. A beta of more than 1.00 indicates volatility greater than the market and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of net asset value or total return around an average over a specified period of time. The idea is that greater volatility means greater risk undertaken in achieving performance.

OTHER PERFORMANCE QUOTATIONS The Funds also may quote the performance of Class A shares without a sales charge. Sales literature and advertising may quote a cumulative total return, average annual total return and other measures of performance with the substitution of net asset value for the public offering price.

Sales literature referring to the use of the Funds as a potential investment for IRAs, business retirement plans, and other tax-advantaged retirement plans may quote a total return based upon compounding of dividends on which it is presumed no federal income tax applies.


Each Fund may include in its advertising or sales material information relating to investment goals and performance results of funds belonging to Franklin Templeton Investments. Resources is the parent company of the advisors and underwriter of Franklin Templeton funds.


MISCELLANEOUS INFORMATION
-------------------------------------------------------------------------------

The Funds may help you achieve various investment goals such as accumulating money for retirement, saving for a down payment on a home, college costs and other long-term goals. The Franklin College Savings Planner may help you in determining how much money must be invested on a monthly basis to have a projected amount available in the future to fund a child's college education. (Projected college cost estimates are based upon current costs published by the College Board.) The Franklin Retirement Savings Planner leads you through the steps to start a retirement savings program. Of course, an investment in the Funds cannot guarantee that these goals will be met.

Each Fund is a member of Franklin Templeton Investments, one of the largest mutual fund organizations in the U.S., and may be considered in a program for diversification of assets. Founded in 1947, Franklin is one of the oldest mutual fund organizations and now services over 4 million shareholder accounts. In 1992, Franklin, a leader in managing fixed-income mutual funds and an innovator in creating domestic equity funds, joined forces with Templeton, a pioneer in international investing. The Mutual Series team, known for its value-driven approach to domestic equity investing, became part of the organization four years later. In 2001, the Fiduciary Trust team, known for providing global investment management to institutions and high net worth clients worldwide, joined the organization. Together, Franklin Templeton Investments has over $621 billion in assets under management for more than 7 million U.S. based mutual fund shareholder and other accounts. Franklin Templeton Investments offers 111 U.S. based open-end investment companies to the public. Each Fund may identify itself by its Nasdaq symbol or CUSIP number.

Currently, there are more mutual funds than there are stocks listed on the NYSE. While many of them have similar investment goals, no two are exactly alike. Shares of the Funds are generally sold through securities dealers, whose investment representatives are experienced professionals who can offer advice on the type of investments suitable to your unique goals and needs, as well as the risks associated with such investments.

DESCRIPTION OF RATINGS

CORPORATE OBLIGATION RATINGS

MOODY'S INVESTORS SERVICE (MOODY'S)

INVESTMENT GRADE

Aaa: Bonds rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa: Bonds rated Aa are judged to be high quality and are subject to very low credit risk.

A: Bonds rated A are considered upper medium-grade obligations and are subject to low credit risk.

Baa: Bonds rated Baa are subject to moderate credit risk and are considered medium-grade obligations. As such they may have certain speculative characteristics.

BELOW INVESTMENT GRADE

Ba: Bonds rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B: Bonds rated B are considered speculative and are subject to high credit risk.

Caa: Bonds rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca: Bonds rated Ca are considered highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: Bonds rated C are the lowest rated class of bonds and are typically in default. They have little prospects for recovery of principal or interest.

Note: Moody's appends numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and modifier 3 indicates a ranking in the lower end of that generic rating category.

STANDARD & POOR'S (S&P(R))

The issue rating definitions are expressions in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

INVESTMENT GRADE

AAA: This is the highest rating assigned by S&P to a debt obligation. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: Obligations rated AA differ from AAA issues only in a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: Obligations rated A are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in the higher ratings categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: Obligations rated BBB exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BELOW INVESTMENT GRADE

BB, B, CCC, CC, C: Obligations rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest degree of speculation. While these obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of the adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated CC is currently highly vulnerable to nonpayment.

C: A subordinated debt or preferred stock obligation rated C is currently highly vulnerable to nonpayment. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. The C rating is also assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is still making payments.

D: Obligations rated D are in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating is also used upon the filing of bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

r: This symbol is attached to the ratings of instruments with significant noncredit risks and highlights risks to principal or volatility of expected returns that are not addressed in the credit rating.

































































SEPTEMBER 1, 2007


The SEC has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

PROSPECTUS CLASS A, B, C, R & Advisor

FRANKLIN STRATEGIC INCOME FUND

Franklin Strategic Series























[Insert FRANKLIN TEMPLETON INVESTMENTS logo]




CONTENTS

THE FUND

[Begin callout]
INFORMATION ABOUT THE FUND YOU SHOULD KNOW BEFORE INVESTING
[End callout]


Goals and Strategies            2

Main Risks                      6

Performance                    13

Fees and Expenses              16

Management                     18

Distributions and Taxes        22

Financial Highlights           27


YOUR ACCOUNT

[Begin callout]
INFORMATION ABOUT SALES CHARGES, QUALIFIED INVESTORS, ACCOUNT
TRANSACTIONS AND SERVICES
[End callout]


Choosing a Share Class         32

Buying Shares                  45

Investor Services              48

Selling Shares                 52

Exchanging Shares              55

Account Policies               62

Questions                      72


FOR MORE INFORMATION

[Begin callout]
WHERE TO LEARN MORE ABOUT THE FUND
[End callout]

Back Cover

THE FUND

GOALS AND STRATEGIES

GOALS

The Fund's principal investment goal is to earn a high level of current income. Its secondary goal is capital appreciation over the long term.

MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 65% of its assets in U.S. and foreign debt securities, including those in emerging markets. Debt securities include all varieties of fixed and floating rate income securities, including bonds, mortgage securities and other asset-backed securities, and convertible securities. The Fund shifts its investments among the following general asset classes, and at any given time may have a substantial amount of its assets invested in any one of these classes:

o High yield and investment grade corporate bonds and preferred stocks of issuers located in the U.S. and foreign countries, including emerging market countries

o   Developed country (non-U.S.) government and agency bonds

o   Emerging market government and agency bonds

o   U.S. government and agency bonds

o   Mortgage securities and other asset-backed securities

o Floating and variable interest rate investments (which may be issued by corporations or governments and may be asset-backed securities) that are debt securities

o   Bank loans and loan participations

o   Convertible securities, including bonds and preferred stocks


The Fund may invest up to 100% of its assets in high yield, lower-quality debt securities. These securities are either rated below investment grade or, if unrated, determined by the Fund's manager to be of comparable quality. Investment grade debt securities are rated in the top four rating categories by independent rating agencies such as Standard & Poor's (S&P(R)) and Moody's Investors Service (Moody's). The below-investment grade debt securities in which the Fund invests are generally rated at least Caa by Moody's or CCC by S&P(R) or are unrated securities the Fund's manager determines are of comparable quality. However, the Fund may invest a small portion of its net assets in debt securities rated lower than Caa or CCC, including debt securities that are in default. Many debt securities of non-U.S. issuers, and especially emerging market issuers, are rated below investment grade or are unrated so that their selection depends on the manager's internal analysis.


A debt security obligates the issuer to the security holders, both to repay a loan of money at a future date and generally to pay interest. Floating and variable interest rate investments are debt securities, the rate of interest on which is usually established as the sum of a base lending rate (such as the prime rate of a designated U.S. bank) plus a specified margin.

The Fund may invest in many different securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. In addition to U.S. Treasury notes and bonds, the Fund may also invest in mortgage-backed securities issued by agencies such as Government National Mortgage Association (Ginnie
Mae), Federal National Mortgage Association (Fannie Mae) or Federal Home Loan Mortgage Corporation (Freddie Mac), and asset-backed securities such as Small Business Administration obligations (SBA). The timely payment of principal and interest on U.S. Treasury securities and Ginnie Mae pass-through certificates is backed by the full faith and credit of the U.S. government. Securities issued or guaranteed by Fannie Mae, Freddie Mac, and certain other U.S. government-sponsored entities do not carry this guarantee and are backed only by the credit of such agency or instrumentality.

A mortgage-backed security is an interest in a pool of mortgage loans. Most mortgage securities are pass-through securities, which means that they generally provide investors with monthly payments consisting of a pro rata share of both regular interest and principal payments, as well as unscheduled early prepayments, on the underlying mortgage loans.

The Fund may invest a portion of its assets in bank loans and loan participations. Loan participations represent fractional interests in a company's indebtedness and are generally made available by banks or other institutional investors.

Derivative investments, such as forward currency exchange contracts, may be used to help manage interest rate and currency risks, protect Fund assets, implement a cash or tax management strategy or enhance Fund income. With derivatives, the manager attempts to predict whether a currency or an underlying investment will increase or decrease in value at some future time. The manager considers various factors, such as availability and cost, in deciding whether to use a particular instrument or strategy.

The Fund may invest a portion of its assets in credit-linked securities as a means of investing more rapidly and efficiently in permitted segments of the debt securities markets. Credit-linked securities are structured debt securities that derive their value based on the credit risk of one or more reference securities such as corporate debt obligations, credit default swaps on corporate debt or bank loan obligations. Credit-linked securities are a form of derivatives.

A convertible security is generally a debt obligation or preferred stock of an issuer that may be converted within a specified period of time into a certain amount of common stock of the same or a different issuer.

[Begin callout]
The Fund invests primarily in U.S. and foreign debt securities.
[End callout]

The Fund uses an active asset allocation strategy to try to achieve its goals of income and capital appreciation. This means the Fund allocates its assets among securities in various market sectors based on the manager's assessment of changing economic, global market, industry, and issuer conditions. The manager uses a "top-down" analysis of macroeconomic trends combined with a "bottom-up" fundamental analysis of market sectors, industries, and issuers to try to take advantage of varying sector reactions to economic events. The manager will evaluate country risk, business cycles, yield curves, and values between and within markets.

The Fund's ability to achieve its investment goals depends in part upon the manager's skill in determining the Fund's asset allocation mix and sector weightings. There can be no assurance that the manager's analysis of the outlook for the economy and the business cycle will be correct.

TEMPORARY INVESTMENTS

When the manager believes market or economic conditions are unfavorable for investors, the manager may invest up to 100% of the Fund's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Temporary defensive investments generally may include money market fund shares, U.S. government securities, high-grade commercial paper, repurchase agreements and other money market instruments. The manager also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. In these circumstances, the Fund may be unable to achieve its investment goals.

MAIN RISKS

[Begin callout]
Changes in global interest rates affect the prices of the Fund's debt securities. If rates rise, the value of the debt securities in the Fund's portfolio will fall, which may cause the Fund's share price to fall. You could lose money.
[End callout]

INTEREST RATE


When interest rates rise, fixed-rate debt security prices generally fall. While the opposite is also true, that debt security prices generally rise when interest rates fall, this may be less true for mortgage securities held by the Fund since homeowners may refinance their mortgages when interest rates fall, thus limiting the upside potential of the mortgage securities. In general, securities with longer maturities are more sensitive to these rate changes. Increases in interest rates also may have an adverse effect on the issuers in which the Fund invests because they may find it more difficult to obtain credit to expand, or may have more difficulty meeting interest payments. Decreases in interest rates may reduce the income the Fund receives from floating or variable interest rate investments.


CREDIT

An issuer of debt securities, including a governmental issuer, may be unable to make interest payments and repay principal. Changes in an issuer's financial strength or in a security's credit rating may affect a security's value and, thus, impact Fund performance.


LOWER-RATED SECURITIES. Securities rated below investment grade, sometimes call "junk bonds," generally have more credit risk than higher-rated securities.


Issuers of high yield debt securities are not as strong financially as those issuing securities with higher credit ratings. These issuers are more likely to encounter financial difficulties and are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, that could affect their ability to make interest and principal payments. If an issuer stops making interest and/or principal payments, payments on the securities may never resume. These securities may be worthless and the Fund could lose its entire investment.

The prices of high yield debt securities fluctuate more than higher-quality securities. Prices are especially sensitive to developments affecting the company's business and to changes in the ratings assigned by rating agencies. Prices often are closely linked with the company's stock prices and typically rise and fall in response to factors that affect stock prices. In addition, the entire high yield securities market can experience sudden and sharp price swings due to changes in economic conditions, stock market activity, large sustained sales by major investors, a high-profile default, or other factors.

High yield securities generally are less liquid than higher-quality securities. Many of these securities do not trade frequently, and when they do their prices may be significantly higher or lower than expected. At times, it may be difficult to sell these securities promptly at an acceptable price, which may limit the Fund's ability to sell securities in response to specific economic events or to meet redemption requests.

LOAN RISK. Bank loans, corporate loans, loan participations and assignments involve credit risk, interest rate risk, liquidity risk, and the risks of being a lender. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed and may pay only after a delay, which may be substantial. Consequently, when investing in indebtedness of companies with poor credit, the Fund bears a substantial risk of losing the entire amount invested. If the Fund purchases a loan, it may only be able to enforce its rights through the lender, and may assume the credit risk of both the lender and the borrower.

Corporate loans in which the Fund may invest may be unrated and generally will not be registered with the SEC or listed on a securities exchange. In addition, the amount of public information available with respect to corporate loans generally will be less extensive than that available for more widely rated, registered and exchange-listed securities. As a result, corporate loans generally are more difficult to value than more widely rated, registered and exchange-listed securities.


U.S. GOVERNMENT SECURITIES. Although many U.S. government-sponsored entities, such as Fannie Mae and Freddie Mac, may be chartered by Acts of Congress, their securities are neither issued nor guaranteed by the U.S. Treasury. The Fund's investments in securities which are not backed by the full faith and credit of the U.S. government depend upon the ability of the issuing agency or instrumentality to make interest or principal payments, and may not permit recourse against the U.S. Treasury. Accordingly, the issuers of some securities considered to be U.S. government securities may be unable to make principal and interest payments when due.


INCOME

Since the Fund can only distribute what it earns, the Fund's distributions to shareholders may decline when interest rates fall.

CALL

A debt security may be prepaid (called) before maturity. An issuer is more likely to call its bonds when interest rates are falling, because the issuer can issue new securities with lower interest payments. If a bond is called, the Fund may have to replace it with a lower-yielding security. At any time, the Fund may have a large amount of its assets invested in bonds subject to call risk. A call of some or all of these bonds may lower the Fund's income and yield and its distributions to shareholders.

FOREIGN SECURITIES

Investing in foreign securities, including securities of foreign governments, typically involves more risks than investing in U.S. securities. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations. These risks can increase the potential for losses in the Fund and affect its share price.

CURRENCY EXCHANGE RATES. Foreign securities may be issued and traded in foreign currencies. As a result, their values may be affected by changes in exchange rates between foreign currencies and the U.S. dollar, as well as between currencies of countries other than the U.S. For example, if the value of the U.S. dollar goes up compared to a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars.

POLITICAL AND ECONOMIC DEVELOPMENTS. The political, economic and social structures of some foreign countries may be less stable and more volatile than those in the U.S. Investments in these countries may be subject to the risks of internal and external conflicts, currency devaluations, foreign ownership limitations and tax increases. It is possible that a government may take over the assets or operations of a company or impose restrictions on the exchange or export of currency or other assets. Some countries also may have different legal systems that may make it difficult for the Fund to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments. Diplomatic and political developments, including rapid and adverse political changes, social instability, regional conflicts, terrorism and war, could affect the economies, industries and securities and currency markets, and the value of the Fund's investments, in non-U.S. countries. These factors are extremely difficult, if not impossible, to predict and take into account with respect to the Fund's investments.

TRADING PRACTICES. Brokerage commissions and other fees generally are higher for foreign securities. Government supervision and regulation of foreign debt markets, currency markets, trading systems and dealers may be less than in the U.S. The procedures and rules governing foreign transactions and custody (holding of the Fund's assets) also may involve delays in payment, delivery or recovery of money or investments.

AVAILABILITY OF INFORMATION. Foreign companies may not be subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies. Thus, there may be less information publicly available about foreign companies than about most U.S. companies.

LIMITED MARKETS.  Certain foreign securities may be less liquid
(harder to sell) and more volatile than many U.S. securities.
This means the Fund may at times be unable to sell foreign securities at favorable prices.

EMERGING MARKETS. The risks of foreign investments typically are greater in less developed countries, sometimes referred to as emerging markets. For example, political and economic structures in these countries may be less established and may change rapidly. These countries also are more likely to experience high levels of inflation, deflation or currency devaluation, which can harm their economies and securities markets and increase volatility. In fact, short-term volatility in these markets and declines of 50% or more are not uncommon. Restrictions on currency trading that may be imposed by emerging market countries will have an adverse effect on the value of the securities of companies that trade or operate in such countries.

MORTGAGE SECURITIES AND ASSET-BACKED SECURITIES

Mortgage securities differ from conventional debt securities because principal is paid back over the life of the security rather than at maturity. The Fund may receive unscheduled prepayments of principal before the security's maturity date due to voluntary prepayments, refinancing or foreclosure on the underlying mortgage loans. To the Fund this means a loss of anticipated interest, and a portion of its principal investment represented by any premium the Fund may have paid. Mortgage prepayments generally increase when interest rates fall.

Mortgage securities also are subject to extension risk. An unexpected rise in interest rates could reduce the rate of prepayments on mortgage securities and extend their life. This could cause the price of the mortgage securities and the Fund's share price to fall and would make the mortgage securities more sensitive to interest rate changes.

Issuers of asset-backed securities may have limited ability to enforce the security interest in the underlying assets, and credit enhancements provided to support the securities, if any, may be inadequate to protect investors in the event of default. Like mortgage securities, asset-backed securities are subject to prepayment and extension risks.

CONVERTIBLE SECURITIES

The value of convertible securities may rise and fall with the market value of the underlying stock or, like a debt security, vary with changes in interest rates and the credit quality of the issuer. A convertible security tends to perform more like a stock when the underlying stock price is high (because it is assumed it will be converted) and more like a debt security when the underlying stock price is low (because it is assumed it will not be converted). Because its value can be influenced by many different factors, a convertible security is not as sensitive to interest rate changes as a similar non-convertible debt security, and generally has less potential for gain or loss than the underlying stock.

CREDIT-LINKED SECURITIES

The Fund may lose money investing in credit-linked securities if a credit event (for example, a bankruptcy or failure to pay interest or principal or a restructuring) occurs with respect to a reference security, if the underlying securities otherwise perform poorly, or if certain counterparties fail to satisfy their obligations. The market for credit-linked securities may suddenly become illiquid, making it difficult for the Fund to sell such securities promptly at an acceptable price.

DERIVATIVE SECURITIES

The performance of derivative investments depends, at least in part, on the performance of an underlying asset or currency. Derivative securities involve costs, may be volatile, and may involve a small investment relative to the risk assumed. Their successful use will depend on the manager's ability to predict market movements. Risks include delivery failure, default by the other party or the inability to close out a position because the trading market becomes illiquid. Some derivatives are particularly sensitive to changes in interest rates.



More detailed information about the Fund, its policies and risks can be found in the Fund's Statement of Additional Information
(SAI).

A description of the Fund's policies and procedures regarding the release of portfolio holdings information is also available in the Fund's SAI. Portfolio holdings information can be viewed online at franklintempleton.com.

[Begin callout]
Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Mutual fund shares involve investment risks, including the possible loss of principal.
[End callout]

PERFORMANCE

This bar chart and table show the volatility of the Fund's returns, which is one indicator of the risks of investing in the Fund. The bar chart shows changes in the Fund's returns from year to year over the past 10 calendar years. The table shows how the Fund's average annual total returns compare to those of a broad-based securities market index. Of course, past performance (before or after taxes) cannot predict or guarantee future results. All Fund performance assumes reinvestment of dividends and capital gains.

CLASS A ANNUAL TOTAL RETURNS(1)

[Insert bar graph]


10.03%  4.05%   2.33%   2.60%   5.40%  4.70%   22.08%  9.86%   1.50%   8.20%
------------------------------------------------------------------------------
97      98      99      00      01     02      03      04      05      06
                                 YEAR


Best Quarter:                                          Q2 '03         8.69%
Worst Quarter:                                         Q3 '98        -4.18%


AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 2006


                                        1 YEAR        5 YEARS        10 YEARS
-------------------------------------------------------------------------------
Franklin Strategic Income Fund - Class
A(2)
Return Before Taxes                     3.60%          8.10%          6.47%
Return After Taxes on Distributions     1.48%          5.55%          3.52%
Return After Taxes on Distributions     2.28%          5.37%          3.63%
and Sale of Fund Shares
Lehman Brothers U.S. Aggregate Index(3) 4.33%          5.06%          6.24%
Lipper Multi-Sector Income Funds        6.80%          8.27%          5.96%
Classification(3)
(indices reflect no deduction for
fees, expenses, or taxes)
-------------------------------------------------------------------------------
                                                                      SINCE
                                                                    INCEPTION
                                        1 YEAR        5 YEARS        (1/1/99)
-------------------------------------------------------------------------------
Franklin Strategic Income Fund - Class  3.63%          8.30%          6.51%
B(2)
Lehman Brothers U.S. Aggregate Index(3) 4.33%          5.06%          5.52%
Lipper Multi-Sector Income Funds        6.80%          8.27%                -
Classification(3)
                                                                      SINCE
                                                                    INCEPTION
                                       1 YEAR        5 YEARS        (5/1/98)
-------------------------------------------------------------------------------
Franklin Strategic Income Fund - Class  6.78%          8.62%          6.02%
C(2)
Lehman Brothers U.S. Aggregate Index(3) 4.33%          5.06%          5.84%
Lipper Multi-Sector Income Funds        6.80%          8.27%                -
Classification(3)


                                        1 YEAR       5 YEARS         10 YEARS
-------------------------------------------------------------------------------
Franklin Strategic Income Fund - Class  7.85%          8.74%          6.61%
R(2,4)
Lehman Brothers U.S. Aggregate Index(3) 4.33%          5.06%          6.24%


                                        1 YEAR       5 YEARS        10 YEARS
-------------------------------------------------------------------------------

Franklin Strategic Income Fund -        8.36%          9.30%          7.12%
Advisor Class(5)
Lehman Brothers U.S. Aggregate Index(3) 4.33%          5.06%          6.24%


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your particular tax situation and may differ from those shown.

These after-tax return figures do not apply to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The Fund's past performance, before and after taxes, is not necessarily an indication of how it will perform in the future.

After-tax returns are shown only for Class A; after-tax returns for other classes of shares will vary.


1. Figures do not reflect sales charges. If they did, returns would be lower. As of June 30, 2007, the Fund's year-to-date return was 3.03% for Class A.
2. Figures reflect sales charges. Effective May 1, 2006, the
Class R CDSC was discontinued. If CDSC had not been in effect for the calendar year 2006, the one-year return would have been higher.
3. Sources: Lehman Brothers Inc.; Lipper Inc. The LB U.S.
Aggregate Index represents securities that are SEC-registered, taxable and dollar denominated. The index covers the U.S.
investment grade fixed-rate bond market, with index components for government and corporate securities, mortgage passthrough securities and asset-backed securities. All issues included must have at least one year to final maturity and must be rated investment grade (Baa3 or better) by Moody's Investors Service.
They must also be dollar denominated and nonconvertible. Total return includes price appreciation/depreciation and income as a percentage of the original investment. The index is rebalanced monthly by market capitalization. The Lipper Multi-Sector Income
Funds Classification Average is calculated by averaging the total returns of all funds within the Lipper Multi-Sector Income Funds classification in the Lipper Open-End underlying funds universe.
Lipper Multi-Sector Income Funds are defined as funds that seek current income by allocating assets among different fixed income securities sectors (not primarily in one sector except for defensive purposes), including U.S. and foreign governments, with a significant portion rated below investment grade. For the 12-month period ended 4/30/07, there were 126 funds in this category. Lipper calculations do not include sales charges or subsidization by a fund's manager. Fund performance relative to the average may have differed if these and other factors had been considered. The unmanaged indexes include reinvestment of any income, or distributions. One cannot invest directly in an index or in a Lipper Average, nor is an index or average representation of the Fund's portfolio.
4. Effective January 1, 2002, the Fund began offering Class R shares, which do not have initial sales charges. Performance quotations for this class reflect the following methods of calculation: (a) for periods prior to January 1, 2002, a restated figure is used based on the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, reflecting the Rule 12b-1 rate differential between Class A and R; and (b) for periods after January 1, 2002, actual Class R performance is used reflecting all charges and fees applicable to that class.
5. Effective August 12, 1999, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) for periods prior to August 12, 1999, a restated figure is used based on the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after August 12, 1999, actual Advisor Class performance is used reflecting all charges and fees applicable to that class.


FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


                                    CLASS A   CLASS   CLASS C  CLASS R   ADVISOR
                                              B(4)                        CLASS
--------------------------------------------------------------------------------
Maximum sales charge (load) as a
percentage of offering price        4.25%(2)  4.00%    1.00%    None      None

  Load imposed on purchases         4.25%(2)  None     None     None      None

  Maximum deferred sales charge
  (load)                            None(3)   4.00%(5) 1.00%    None      None
  Redemption fee on shares sold
  within 7 calendar days
  following  their purchase date(1) 2.00%     2.00%    2.00%    2.00%    2.00%

Please see "Choosing a Share Class" on page 32 for an explanation of how and when these sales charges apply.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND
ASSETS)

                                  CLASS A  CLASS    CLASS C   CLASS R  ADVISOR
                                           B(4)                        CLASS
------------------------------------------------------------------------------
Management fees(6)                0.46%    0.46%    0.46%     0.46%    0.46%
Distribution and service          0.25%    0.65%    0.65%     0.50%    None
(12b-1) fees
Other expenses                    0.22%    0.22%    0.22%     0.22%    0.22%
                                  --------------------------------------------
Acquired fund fees and
 expenses(7)                      0.01%    0.01%    0.01%     0.01%    0.01%
                                  --------------------------------------------
Total annual Fund operating       0.94%    1.34%    1.34%     1.19%    0.69%
expenses(6)
                                  --------------------------------------------
Management fee reduction(6)       -0.01%   -0.01%   -0.01%    -0.01%   -0.01%
                                  --------------------------------------------
NET ANNUAL FUND OPERATING         0.93%    1.33%    1.33%     1.18%    0.68%
EXPENSES(6,7)
                                  --------------------------------------------

1. The redemption fee is calculated as a percentage of the amount redeemed (using standard rounding criteria), and may be charged when you sell or exchange your shares or if your shares are involuntarily redeemed. The fee is retained by the Fund and generally withheld from redemption proceeds. For more details, see "Redemption Fee" section.
2. The dollar amount of the sales charge is the difference between the offering price of the shares purchased (which factors in the applicable sales charge in this table) and the net asset value of those shares. Since the offering price is calculated to two decimal places using standard rounding criteria, the number of shares purchased and the dollar amount of the sales charge as a percentage of the offering price and of your net investment may be higher or lower depending on whether there was a downward or upward rounding.
3. There is a 1% contingent deferred sales charge that applies to investments of $1 million or more (see page 37) and purchases by certain retirement plans without an initial sales charge.
4. New or additional investments into Class B are no longer permitted. Existing shareholders of Class B shares may continue as Class B shareholders, continue to reinvest dividends into Class B shares and exchange their Class B shares for Class B shares of other Franklin Templeton funds as permitted by the current exchange privileges.
5. Declines to zero after six years.
6. The manager had agreed in advance to reduce its fee to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund. This reduction is required by the Fund's board of trustees and an exemptive order by the Securities and Exchange Commission.

7. Net annual Fund operating expenses differ from the ratio of expenses to average net assets shown in the Financial Highlights, which reflect the operating expenses of the Fund and do not include acquired fund fees and expenses.


EXAMPLE

This example can help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:

o  You invest $10,000 for the periods shown;
o  Your investment has a 5% return each year; and
o  The Fund's operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                 1 YEAR      3 YEARS      5 YEARS     10 YEARS
-------------------------------------------------------------------------------
If you sell your shares at
the end of the period:
CLASS A                          $516(1)     $709         $918        $1,519
CLASS B                          $535        $721         $929        $1,492(2)
CLASS C                          $235        $421         $729        $1,601
CLASS R                          $120        $375         $649        $1,432
ADVISOR CLASS                    $69         $218         $379        $847
If you do not sell your
shares:
CLASS B                          $135        $421         $729        $1,492(2)
CLASS C                          $135        $421         $729        $1,601


1. Assumes a contingent deferred sales charge (CDSC) will not apply.
2. Assumes conversion of Class B shares to Class A shares after eight years, lowering your annual expenses from that time on.

MANAGEMENT


Franklin Advisers, Inc. (Advisers), One Franklin Parkway, San
Mateo, CA 94403-1906, is the Fund's investment manager. Together,
Advisers and its affiliates manage over $621 billion in assets.


The Fund is managed by a team of dedicated professionals focused on investments in U.S. and foreign debt securities. The portfolio managers of the team are as follows:


CHRISTOPHER J. MOLUMPHY CFA, EXECUTIVE VICE PRESIDENT AND
DIRECTOR OF ADVISERS
Mr. Molumphy has been a manager of the Fund since 1994. He has primary responsibility for the investments of the Fund. He has final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time. He joined Franklin Templeton Investments in 1988.

ERIC G. TAKAHA CFA, SENIOR VICE PRESIDENT OF ADVISERS
Mr. Takaha has been a manager of the Fund since 1997, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. He joined Franklin
Templeton Investments in 1989.


The Fund's SAI provides additional information about the portfolio managers' compensation, other accounts that they manage and their ownership of Fund shares.


The Fund pays Advisers a fee for managing the Fund's assets. For the fiscal year ended April 30, 2007, management fees, before any reduction, were 0.46% of the Fund's average daily net assets. Under an agreement by the manager to reduce its fees to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund, the Fund paid 0.45% of its average daily net assets to the manager for its services. This reduction is required by the Fund's board of trustees and an exemptive order by the Securities and Exchange Commission (SEC).

A discussion regarding the basis for the board of trustees approving the investment management contract of the Fund is available in the Fund's annual report to shareholders for the fiscal year ended April 30, 2007.

On August 2, 2004, Franklin Resources, Inc. announced that Advisers (investment manager to many of the funds within Franklin Templeton Investments, and an affiliate of the investment manager to the other funds) reached a settlement with the SEC that resolved the issues resulting from the SEC's investigation of market timing activity in the Franklin Templeton Investments funds. Under the terms of the settlement and the SEC's administrative order, pursuant to which Advisers neither admitted nor denied any of the findings contained therein, Advisers agreed, among other matters, to pay $50 million, of which $20 million is a civil penalty, to be distributed to shareholders of certain funds in accordance with a plan to be developed by an independent distribution consultant. Such a distribution plan has been prepared and submitted to the SEC for approval. On June 6, 2007, the SEC posted for public comment the proposed plan of distribution for the market timing settlement. Once the SEC approves the final plan of distribution, disbursements of settlement monies will be made promptly to individuals who were shareholders of the designated funds during the relevant period, in accordance with the terms and conditions of the settlement and plan.


Franklin Resources, Inc., certain of its subsidiaries and certain funds, current and former officers, employees, and directors have been named in multiple lawsuits in different courts alleging violations of various federal securities and state laws and seeking, among other relief, monetary damages, restitution, removal of fund trustees, directors, investment managers, administrators, and distributors, rescission of management contracts and 12b-1 plans, and/or attorneys' fees and costs. Specifically, the lawsuits claim breach of duty with respect to alleged arrangements to permit market timing and/or late trading activity, or breach of duty with respect to the valuation of the portfolio securities of certain Templeton funds managed by Franklin Resources, Inc. subsidiaries, allegedly resulting in market timing activity. The majority of these lawsuits duplicate, in whole or in part, the allegations asserted in the SEC's findings as described above. The lawsuits are styled as class actions, or derivative actions on behalf of either the named funds or Franklin Resources, Inc.

To date, more than 400 similar lawsuits against at least 19 different mutual fund companies, among other defendants, have been filed in federal district courts throughout the country. Because these cases involve common questions of fact, the Judicial Panel on Multidistrict Litigation (the Judicial Panel) ordered the creation of a multidistrict litigation in the United States District Court for the District of Maryland, entitled "In re Mutual Funds Investment Litigation" (the MDL). The Judicial Panel then transferred similar cases from different districts to the MDL for coordinated or consolidated pretrial proceedings.


On December 13, 2004, Franklin Templeton Distributors, Inc. (Distributors) (the principal underwriter of shares of the Franklin Templeton mutual funds) and Advisers reached an agreement with the SEC, resolving the issues resulting from the SEC's investigation concerning marketing support payments to securities dealers who sell fund shares. In connection with that agreement, in which Advisers and Distributors neither admitted nor denied any of the findings contained therein, they agreed to pay the funds a penalty of $20 million and disgorgement of $1 (one dollar), in accordance with a plan to be developed by an independent distribution consultant to be paid for by Advisers and Distributors. The SEC approved the independent distribution consultant's proposed plan of distribution arising from this SEC order, and disbursement of the settlement monies to the designated funds under this plan was completed in September 2006, in accordance with the terms and conditions of the SEC's order and the plan.

Franklin Resources, Inc., certain of its subsidiaries and certain funds, current and former officers, employees, and directors, have also been named in multiple lawsuits alleging violations of federal securities and state laws relating to the disclosure of marketing support payments and/or payment of allegedly excessive commissions and/or advisory or distribution fees, and seeking, among other relief, monetary damages, restitution, rescission of advisory contracts, including recovery of all fees paid pursuant to those contracts, an accounting of all monies paid to the named investment managers, declaratory relief, injunctive relief, and/or attorneys' fees and costs. These lawsuits are styled as class actions or derivative actions brought on behalf of certain funds.


Franklin Resources, Inc. previously disclosed these issues as matters under investigation by government authorities and the subject of an internal company inquiry as well as private lawsuits in its regulatory filings and on its public website.
Any further updates on these matters will be disclosed on Franklin Resources, Inc.'s website at franklintempleton.com under "Statement on Current Industry Issues."

DISTRIBUTIONS AND TAXES

INCOME AND CAPITAL GAIN DISTRIBUTIONS


The Fund has qualified to be treated as a regulated investment company under the Internal Revenue Code (Code). As a regulated investment company, the Fund generally pays no federal income tax on the income and gains it distributes to you. The Fund intends to pay an income dividend monthly from its net investment income. Capital gains, if any, may be distributed at least annually. The amount of any distributions will vary, and there is no guarantee the Fund will pay either income dividends or a capital gain distribution. Your income dividends and capital gain distribution will be automatically reinvested in additional shares at net asset value unless you elect to receive cash payments.

ANNUAL STATEMENTS. Every January, you will receive a statement that shows the tax status of distributions you received the previous year, including, for U.S. investors, the amount of any qualified dividend income subject to tax at capital gains rates and, for non-U.S. investors, the amount of your ordinary dividends that have been exempt from nonresident alien withholding taxes because they are interest-related or short-term capital gain dividends. Distributions declared in December but paid in January are taxable as if they were paid in December.

The Fund may at times find it necessary to reclassify income after it issues your tax reporting statement. This can result from rules in the Code that effectively prevent regulated investment companies such as the Fund, and Real Estate Investment Trusts (REITs) in which the Fund invests, from ascertaining with certainty until after the calendar year end, the final amount and character of distributions the Fund has received on its investments during the prior calendar year. Prior to issuing your statement, Franklin Templeton Investments makes every effort to search for reclassified income to reduce the number of corrected forms mailed to shareholders. However, when necessary, the Fund will send you a corrected Form 1099-DIV to reflect reclassified information. If you receive a corrected Form 1099-DIV, use the information on this Form, and not the information on your original statement, in completing your tax returns.

AVOID "BUYING A DIVIDEND." If you invest in the Fund shortly before it makes a capital gain distribution, you may receive some of your investment back in the form of a taxable distribution. For example, if you buy 500 shares in the Fund on December 10th at the Fund's net asset value (NAV) of $10 per share, and the Fund makes a capital gain distribution on December 15th of $1 per share, your shares will then have an NAV of $9 per share (disregarding any change in the Fund's market value), and you will have to pay a tax on what is essentially a return of your investment of $1 per share. This tax treatment is required even if you reinvest the $1 per share capital gain distribution in additional Fund shares.


TAX CONSIDERATIONS


In general, if you are a taxable investor, Fund distributions are taxable to you at either ordinary income or capital gain tax rates. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash.

DIVIDEND INCOME. A portion of the income dividends paid to you by the Fund may be qualified dividends subject to taxation at the long-term capital gain rates. In general, income dividends from portfolio investments in the stock of domestic corporations and qualified foreign corporations are permitted this favored federal tax treatment. Income dividends from interest earned by the Fund on debt securities and dividends received from unqualified foreign corporations continue to be taxed at the higher ordinary income tax rates. Distributions of qualified dividends are eligible for these reduced rates of taxation only if you own your shares for at least 61 days during the 121-day period beginning 60 days before the ex-dividend date of any dividend.

Because the Fund has a higher percentage of its investments in debt securities, it is anticipated that only a small portion of the income dividends paid to you by the Fund may be qualified dividends eligible for taxation by individuals at long-term capital gain rates.

DISTRIBUTIONS OF CAPITAL GAINS. Fund distributions of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains are taxable as long-term capital gains no matter how long you have owned your shares. Long-term capital gain distributions to individuals qualify for the 15% tax rate. For individuals in the 10% and 15% tax brackets, the tax rate is 5% on capital gain distributions from gains realized in calendar year 2007 and 0% on distributions from gains realized in calendar years 2008 through 2010. These reduced rates of taxation of capital gain dividends and net long-term capital gains are scheduled to sunset on December 31, 2010, unless extended or made permanent before that date.
SALES OF FUND SHARES. When you sell your shares in the Fund, you may realize a capital gain or loss. For tax purposes, an exchange of your Fund shares for shares of a different Franklin Templeton fund is the same as a sale, and will normally generate a gain or loss that will be reported to you in your year-end tax information. An exchange of your shares in one class in the Fund for shares of another class in the SAME Fund is not a taxable event, and no gain or loss will be reported on such a transaction.

If you have owned your Fund shares from more than one year, any gains reportable on the sale of your shares will also qualify for the reduced rates of taxation on capital gains as discussed above.

BACKUP WITHHOLDING. If you do not provide the Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding at a rate of 28% on any distributions of income, capital gains or proceeds from the sale of your shares. The Fund also must withhold if the Internal Revenue Service (IRS) instructs it to do so.

STATE AND LOCAL TAXES. Fund distributions and gains from the sale of your Fund shares generally are subject to state and local taxes.

RECEIPT OF EXCESS INCLUSION INCOME BY THE FUND. Income received by the Fund from certain equity interests in mortgage pooling vehicles or residual interests in Real Estate Mortgage Investment Conduits (REMICs) is treated as "excess inclusion income." The Fund may derive such income either as a result of its direct investment in such interests or, indirectly, through its investment in REITs that hold such interests or otherwise qualify as taxable mortgage pools. In general, the Fund must allocate this income to Fund shareholders in proportion to dividends paid with the same consequences as if the shareholders directly received the excess inclusion income, and the Fund must pay a tax on any of this income that is allocable to "disqualified organizations," which are generally certain cooperatives, governmental entities and tax-exempt organizations that are exempt from tax on unrelated business taxable income (UBTI). To the extent that the Fund shares owned by a "disqualified organization" are held in record name by a broker--dealer or other nominee, the Fund must inform the broker-dealer or other nominee of the excess inclusion income allocable to them and the broker-dealer or other nominee must pay the tax on the portion of the Fund's excess inclusion income allocable to them on behalf of the "disqualified organizations." Excess inclusion income (i) may not be offset with net operating losses, (ii) represents UBTI in the hands of a tax-exempt shareholder that is not a disqualified organization, and (iii) is subject to withholding tax, without regard to otherwise applicable exemptions or rate reductions, to the extent such income is allocable to a shareholder who is not a U.S. person.

The rules concerning excess inclusion income are complex and unduly burdensome in their current form, and the Fund's advisors are awaiting further guidance from the IRS on how these rules are to be implemented. Shareholders that are exempt organizations subject to tax on UBTI when distributed by the Fund, or who are a "disqualified organization" that may be specially allocated taxes on excess inclusion income paid by the Fund should talk to their tax advisors about whether an investment in the Fund is a suitable investment given the potential tax consequences of the Fund's receipt and distribution of excess inclusion income.

NON-U.S. INVESTORS. Non-U.S. investors may be subject to a U.S. withholding tax at a 30% or lower treaty rate on all Fund dividends of ordinary income. Non-U.S. investors may also be subject to U.S. estate tax on their investment in the Fund. They also have special certification requirements that, if not met, can subject them to backup withholding on any dividends, distributions and redemption proceeds that they receive from the Fund. Each of these subjects is discussed in greater detail in the "Distributions and Taxes - Non-U.S. investors" section of the Statement of Additional Information.

Exemptions from withholding are currently provided for distributions designated as long-term capital gains and for ordinary dividends designated as short-term capital gains or interest-related dividends. The exemptions from withholding on ordinary dividends designated as short-term capital gains or interest-related dividends are due to sunset on April 30, 2008. Any distributions of any qualified net interest income (interest-related dividends) or net short-term capital gains earned by the fund after this date will again be subject to nonresident withholding taxes, unless these exemptions are extended or made permanent before the sunset provisions become effective.

The Fund may invest in equity securities of corporations that invest in U.S. real property, including REITs. The Foreign Investment in Real Property Tax Act of 1980 (FIRPTA) makes a non-U.S. person subject to U.S. tax on disposition of a U.S. real property interest as if he or she were a U.S. person. However, because the Fund does not expect to have more than 50% of its assets invested in REITs or real property corporations, it does not expect to pay any dividends that would be subject to FIRPTA reporting and tax withholding. For a more detailed discussion on investment in U.S. real property, see the section, "Distributions and Taxes - Non-U.S. investors - Investments in U.S. real property" in the Statement of Additional Information.


OTHER TAX INFORMATION. This discussion of "Distributions and Taxes" is not written to provide you with tax advice, and does not purport to deal with all of the tax consequences that may be applicable to your investment in the Fund. You should consult your own tax advisor regarding your particular circumstances before making an investment in the Fund, or about the federal, state, local and foreign tax consequences of your investment in the Fund.

FINANCIAL HIGHLIGHTS

This table presents the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund assuming reinvestment of dividends and capital gains. This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.


                                                         --------------------------------------------------------------------------
                                                                                    YEAR ENDED APRIL 30,
CLASS A                                                     2007            2006            2005            2004            2003
                                                         --------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ....................  $    10.20      $    10.24      $    10.09      $     9.65      $     9.36
                                                         --------------------------------------------------------------------------
Income from investment operations a:

 Net investment income b ..............................        0.53            0.51            0.53            0.56            0.65

 Net realized and unrealized gains (losses) ...........        0.35            0.05            0.27            0.54            0.35
                                                         --------------------------------------------------------------------------
Total from investment operations ......................        0.88            0.56            0.80            1.10            1.00
                                                         --------------------------------------------------------------------------
Less distributions from net investment income .........       (0.60)          (0.60)          (0.65)          (0.66)          (0.71)
                                                         --------------------------------------------------------------------------
Redemption fees .......................................          -- d            -- d            -- d            --              --
                                                         --------------------------------------------------------------------------
Net asset value, end of year ..........................  $    10.48      $    10.20      $    10.24      $    10.09      $     9.65
                                                         ==========================================================================

Total return c ........................................        9.09%           5.69%           8.10%          11.69%          11.60%

RATIOS TO AVERAGE NET ASSETS

Expenses before waiver and payments by affiliates .....        0.92%           0.91%           0.92%           0.92%           0.96%

Expenses net of waiver and payments by affiliates .....        0.92% e         0.91% e         0.91% e         0.92% e         0.88%

Net investment income .................................        5.22%           5.05%           5.18%           5.53%           7.30%

SUPPLEMENTAL DATA

Net assets, end of year (000's) .......................  $1,521,459      $  998,182      $  696,198      $  446,282      $  336,607

Portfolio turnover rate ...............................       42.24%          34.10%          48.57%          66.57%          67.65%

Portfolio turnover rate excluding mortgage dollar
rolls d ...............................................       41.50%          33.59%          39.91%          52.35%          53.25%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d     Amount rounds to less than $0.01 per share.

e     Benefit of expense reduction rounds to less than 0.01%.


                                                           --------------------------------------------------------------------
                                                                                   YEAR ENDED APRIL 30,
CLASS B                                                      2007            2006          2005           2004           2003
                                                           --------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ....................    $  10.24       $  10.27       $  10.12       $   9.67       $   9.38
                                                           --------------------------------------------------------------------
Income from investment operations a:

 Net investment income b ..............................        0.49           0.47           0.49           0.52           0.61

 Net realized and unrealized gains (losses) ...........        0.35           0.06           0.27           0.55           0.35
                                                           --------------------------------------------------------------------
Total from investment operations ......................        0.84           0.53           0.76           1.07           0.96
                                                           --------------------------------------------------------------------
Less distributions from net investment income .........       (0.56)         (0.56)         (0.61)         (0.62)         (0.67)
                                                           --------------------------------------------------------------------
Redemption fees .......................................          -- d           -- d           -- d           --             --
                                                           --------------------------------------------------------------------
Net asset value, end of year ..........................    $  10.52       $  10.24       $  10.27       $  10.12       $   9.67
                                                           ====================================================================

Total return c ........................................        8.62%          5.34%          7.65%         11.33%         11.14%

RATIOS TO AVERAGE NET ASSETS

Expenses before waiver and payments by affiliates .....        1.32%          1.31%          1.32%          1.32%          1.36%

Expenses net of waiver and payments by affiliates .....        1.32% e        1.31% e        1.31% e        1.32% e        1.28%

Net investment income .................................        4.82%          4.65%          4.78%          5.13%          6.90%

SUPPLEMENTAL DATA

Net assets, end of year (000's) .......................    $104,523       $104,477       $110,502       $ 91,974       $ 61,254

Portfolio turnover rate ...............................       42.24%         34.10%         48.57%         66.57%         67.65%

Portfolio turnover rate excluding mortgage dollar
rolls d ...............................................       41.50%         33.59%         39.91%         52.35%         53.25%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d     Amount rounds to less than $0.01 per share.

e     Benefit of expense reduction rounds to less than 0.01%.



                                                                  ----------------------------------------------------------------
                                                                                       YEAR ENDED APRIL 30,
CLASS C                                                             2007          2006          2005          2004          2003
                                                                  ----------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ...........................    $  10.20      $  10.24      $  10.09      $   9.64      $   9.36
                                                                  ----------------------------------------------------------------
Income from investment operations a:

 Net investment income b .....................................        0.49          0.47          0.49          0.52          0.61

 Net realized and unrealized gains (losses) ..................        0.35          0.05          0.27          0.55          0.34
                                                                  ----------------------------------------------------------------
Total from investment operations .............................        0.84          0.52          0.76          1.07          0.95
                                                                  ----------------------------------------------------------------
Less distributions from net investment income ................       (0.56)        (0.56)        (0.61)        (0.62)        (0.67)
                                                                  ----------------------------------------------------------------
Redemption fees ..............................................          -- d          -- d          -- d          --            --
                                                                  ----------------------------------------------------------------
Net asset value, end of year .................................    $  10.48      $  10.20      $  10.24      $  10.09      $   9.64
                                                                  ================================================================

Total return c ...............................................        8.67%         5.27%         7.67%        11.36%        11.18%

RATIOS TO AVERAGE NET ASSETS

Expenses before waiver and payments by affiliates ............        1.32%         1.31%         1.32%         1.32%         1.36%

Expenses net of waiver and payments by affiliates ............        1.32% e       1.31% e       1.31% e       1.32% e       1.28%

Net investment income ........................................        4.82%         4.65%         4.78%         5.13%         6.90%

SUPPLEMENTAL DATA

Net assets, end of year (000's) ..............................    $437,026      $294,412      $213,741      $151,823      $ 86,153

Portfolio turnover rate ......................................       42.24%        34.10%        48.57%        66.57%        67.65%

Portfolio turnover rate excluding mortgage dollar rolls d ....       41.50%        33.59%        39.91%        52.35%        53.25%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d     Amount rounds to less than $0.01 per share.

e     Benefit of expense reduction rounds to less than 0.01%.



                                                                  ---------------------------------------------------------------
                                                                                       YEAR ENDED APRIL 30,
CLASS R                                                             2007          2006          2005          2004         2003
                                                                  ---------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ............................   $ 10.18       $ 10.22       $ 10.07       $  9.63       $  9.34
                                                                  ---------------------------------------------------------------
Income from investment operations a:

 Net investment income b ......................................      0.51          0.49          0.51          0.53          0.63

 Net realized and unrealized gains (losses) ...................      0.35          0.05          0.26          0.55          0.35
                                                                  ---------------------------------------------------------------
Total from investment operations ..............................      0.86          0.54          0.77          1.08          0.98
                                                                  ---------------------------------------------------------------
Less distributions from net investment income .................     (0.58)        (0.58)        (0.62)        (0.64)        (0.69)
                                                                  ---------------------------------------------------------------
Redemption fees ...............................................        -- d          -- d          -- d          --            --
                                                                  ---------------------------------------------------------------
Net asset value, end of year ..................................   $ 10.46       $ 10.18       $ 10.22       $ 10.07       $  9.63
                                                                  ===============================================================

Total return c ................................................      8.74%         5.44%         7.86%        11.45%        11.35%

RATIOS TO AVERAGE NET ASSETS

Expenses before waiver and payments by affiliates .............      1.17%         1.16%         1.17%         1.17%         1.21%

Expenses net of waiver and payments by affiliates .............      1.17% e       1.16% e       1.16% e       1.17% e       1.13%

Net investment income .........................................      4.97%         4.80%         4.93%         5.28%         7.05%

SUPPLEMENTAL DATA

Net assets, end of year (000's) ...............................   $65,527       $32,971       $17,859       $ 7,324       $ 1,558

Portfolio turnover rate .......................................     42.24%        34.10%        48.57%        66.57%        67.65%

Portfolio turnover rate excluding mortgage dollar rolls d .....     41.50%        33.59%        39.91%        52.35%        53.25%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d     Amount rounds to less than $0.01 per share.

e     Benefit of expense reduction rounds to less than 0.01%.



                                                                  ---------------------------------------------------------------
                                                                                        YEAR ENDED APRIL 30,
ADVISOR CLASS                                                       2007          2006          2005          2004          2003
                                                                  ---------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ............................   $ 10.21       $ 10.24       $ 10.09       $  9.65       $  9.36
                                                                  ---------------------------------------------------------------
Income from investment operations a:

 Net investment income b ......................................      0.56          0.54          0.56          0.58          0.69

 Net realized and unrealized gains (losses) ...................      0.35          0.06          0.26          0.54          0.33
                                                                  ---------------------------------------------------------------
Total from investment operations ..............................      0.91          0.60          0.82          1.12          1.02
                                                                  ---------------------------------------------------------------
Less distributions from net investment income .................     (0.63)        (0.63)        (0.67)        (0.68)        (0.73)
                                                                  ---------------------------------------------------------------
Redemption fees ...............................................        -- c          -- c          -- c          --            --
                                                                  ---------------------------------------------------------------
Net asset value, end of year ..................................   $ 10.49       $ 10.21       $ 10.24       $ 10.09       $  9.65
                                                                  ===============================================================

Total return ..................................................      9.25%         6.05%         8.37%        11.97%        11.87%

RATIOS TO AVERAGE NET ASSETS

Expenses before waiver and payments by affiliates .............      0.67%         0.66%         0.67%         0.67%         0.71%

Expenses net of waiver and payments by affiliates .............      0.67% d       0.66% d       0.66% d       0.67% d       0.63%

Net investment income .........................................      5.47%         5.30%         5.43%         5.78%         7.55%

SUPPLEMENTAL DATA

Net assets, end of year (000's) ...............................   $66,745       $57,367       $60,489       $39,784       $34,224

Portfolio turnover rate .......................................     42.24%        34.10%        48.57%        66.57%        67.65%

Portfolio turnover rate excluding mortgage dollar rolls c .....     41.50%        33.59%        39.91%        52.35%        53.25%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c     Amount rounds to less than $0.01 per share.

d     Benefit of expense reduction rounds to less than 0.01%.


YOUR ACCOUNT

The board of trustees has approved the termination of offering Class B shares. Existing shareholders of Class B shares may continue as Class B shareholders, continue to reinvest dividends into Class B shares and exchange their Class B shares for Class B shares of other Franklin Templeton funds as permitted by the current exchange privileges. New or additional investments into Class B are not permitted. For Class B shares outstanding on February 28, 2005 and Class B shares acquired upon reinvestment of dividends, all Class B share attributes, including the associated Rule 12b-1 fee, contingent deferred sales charge and conversion features, will continue.

CHOOSING A SHARE CLASS

Each class has its own sales charge and expense structure, allowing you to choose the class that best meets your situation. Your investment representative can help you decide. Investors may purchase Class C or Class R shares only for Fund accounts on which they have appointed an investment representative (financial advisor) of record. Investors who have not appointed an investment representative (financial advisor) to existing Class C or Class R share Fund accounts, may not make additional purchases to those accounts but may exchange their shares to a Franklin Templeton fund that offers Class C or Class R shares. Dividend and capital gain distributions may continue to be reinvested in existing Class B, Class C or Class R share Fund accounts. These provisions do not apply to Employer Sponsored Retirement Plans.


CLASS A             CLASS C               CLASS R               ADVISOR CLASS
-------------------------------------------------------------------------------
o  Initial sales    o   No initial        o   No initial sales  o  For qualified
   charge of 4.25%      sales charge          charge               investors,
   or less                                                         see page 42


o  Deferred sales   o   Deferred sales    o   Deferred sales
   charge of 1% on      charge of 1% on       charge is not
   purchases of $1      shares you sell       applicable
   million or more      within 12 months
   sold within 18
   months

o  Lower annual     o   Higher annual     o   Higher annual
   expenses than        expenses than         expenses than Class
   Class C or R due     Class A due to        A due to higher
   to lower             higher                distribution fees
   distribution fees    distribution fees     (lower than Class C)
-------------------------------------------------------------------------------
[Begin callout]
FRANKLIN TEMPLETON FUNDS include all of the U.S. registered mutual funds of Franklin Templeton Investments and the Franklin
Mutual Recovery Fund. They do not include the funds in the Franklin Templeton Variable Insurance Products Trust.
[End callout]

CLASS A, B, C & R

SALES CHARGES - CLASS A
                               THE SALES CHARGE MAKES
                                  UP THIS % OF THE       WHICH EQUALS THIS % OF
WHEN YOU INVEST THIS AMOUNT        OFFERING PRICE*        YOUR NET INVESTMENT*
-------------------------------------------------------------------------------
Under $100,000                          4.25                     4.44
$100,000 but under $250,000             3.50                     3.63
$250,000 but under $500,000             2.50                     2.56
$500,000 but under $1 million           2.00                     2.04

*The dollar amount of the sales charge is the difference between the offering price of the shares purchased (which factors in the applicable sales charge in this table) and the net asset value of those shares. Since the offering price is calculated to two decimal places using standard rounding criteria, the number of shares purchased and the dollar amount of the sales charge as a percentage of the offering price and of your net investment may be higher or lower depending on whether there was a downward or upward rounding.

SALES CHARGE REDUCTIONS AND WAIVERS

QUANTITY DISCOUNTS. We offer two ways for you to combine your current purchase of Class A Fund shares with other existing Franklin Templeton fund share holdings that might enable you to qualify for a lower sales charge with your current purchase. You can qualify for a lower sales charge when you reach certain "sales charge breakpoints." This quantity discount information is also available free of charge at www.franklintempleton.com/ retail/jsp_cm/fund_perf/pub/quantity_discount.jsp. This web page can also be reached at franklintempleton.com by clicking the "Funds & Performance" tab and then choosing "Quantity Discounts."

1. CUMULATIVE QUANTITY DISCOUNT - lets you combine certain existing holdings of Franklin Templeton fund shares - referred to as "cumulative quantity discount eligible shares" - with your current purchase of Class A shares to determine if you qualify for a sales charge breakpoint.

Cumulative quantity discount eligible shares are shares:

(i) Registered to (or held for):

o     You, individually;

o Your spouse or domestic partner, as recognized by applicable state law;

o     You jointly with your spouse or domestic partner;

o You jointly with another unrelated (not a spouse or domestic partner) person if that other person has not included the value of the shares as cumulative quantity discount eligible shares for purposes of that person's separate investments in Franklin Templeton fund shares;

o A trustee/custodian of a Coverdell Education Savings account for which you are the identified responsible person on the records of the "current purchase broker-dealer" (as defined below) or its affiliate;

o A trustee/custodian of your IRA (which includes a Roth IRA and an employer sponsored IRA such as a SIMPLE IRA) or your non-ERISA covered 403(b), if the shares are registered with the Fund (or in the current purchase broker-dealer's brokerage account) under your Social Security number or the trustee/custodian is providing IRA custody services for clients of the current purchase broker-dealer as an affiliate of, or under contract with, the firm; or

o Any entity over which you or your spouse or domestic partner have individual or shared authority, as principal, to buy and sell shares for the account (for example, an UGMA/UTMA account for a child on which you or your spouse or domestic partner are the custodian, a trust on which you or your spouse or domestic partner are the trustee, a business account [not to include retirement plans] for your solely owned business [or the solely owned business of your spouse or domestic partner] on which you [or your spouse or domestic partner] are the authorized signer); THAT ARE

(ii) in one or more accounts maintained by the transfer agent for the Franklin Templeton funds on which your "current purchase broker-dealer" (as defined below) is the broker-dealer of record or one or more brokerage accounts maintained with your "current purchase broker-dealer." Your current purchase broker-dealer is the broker-dealer (financial advisor) for the Fund account (or brokerage account) that will hold the shares from your current purchase. If you do not select a broker-dealer (financial advisor) for your current purchase, we will consider the distributor of the Fund's shares to be your current purchase broker-dealer for purposes of identifying cumulative quantity discount eligible shares that might be combined with your current purchase.

If you believe there are cumulative quantity discount eligible shares that can be combined with your current purchase to achieve a sales charge breakpoint, you must, at the time of your purchase (including at the time of any future purchase) specifically identify those shares to your current purchase broker-dealer.

The value of cumulative quantity discount eligible shares equals the cost or current value of those shares, whichever is higher. The current value of shares is determined by multiplying the number of shares by their highest current public offering price. You should retain any records necessary to substantiate historical share costs because your current purchase broker-dealer may not have or maintain this information.

If there are cumulative quantity discount eligible shares that would qualify for combining with your current purchase and you do not tell your current purchase broker-dealer at the time of your current purchase or any future purchase, you may not receive the benefit of a reduced sales charge that might otherwise be available.

Franklin Templeton fund shares held as follows cannot be combined with your current purchase for purposes of the cumulative quantity discount:

o Shares held indirectly through financial intermediaries other than your current purchase broker-dealer (for example, shares held in a different broker-dealer's brokerage account or with a bank, an insurance company separate account or an investment advisor); or

o Shares held through an administrator or trustee/custodian of an Employer Sponsored Retirement Plan (for example, a 401(k) plan); or

o   Shares held in a 529 college savings plan; or

o Shares held directly in a Franklin Templeton fund account on which the broker-dealer (financial advisor) of record is different than your current purchase broker-dealer.

Franklin Templeton fund assets held in multiple Employer
Sponsored Retirement Plans may be combined in order to qualify for sales charge breakpoints at the plan level if the plans are sponsored by the same employer.

A "Qualified Retirement Plan" is an employer sponsored pension or profit sharing plan that qualifies under section 401(a) of the Internal Revenue Code, including 401(k), money purchase pension, profit sharing and defined benefit plans.

An "Employer Sponsored Retirement Plan" is a Qualified Retirement Plan, ERISA covered 403(b) and certain non-qualified deferred compensation arrangements that operate in a similar manner to a Qualified Retirement Plan, such as 457 plans and executive deferred compensation arrangements, but not including employer sponsored IRAs.

2. LETTER OF INTENT (LOI) - expresses your intent to buy a stated dollar amount of "cumulative quantity discount eligible shares" (as defined in the "Cumulative quantity discount" section above) over a 13-month period and lets you receive the same sales charge as if all shares had been purchased at one time. We will reserve 5% of your total intended purchase in Class A shares registered in your name until you fulfill your LOI to cover any additional sales charge that may apply if you do not buy the amount stated in your LOI. Please refer to the SAI for more LOI details.
To sign up for these programs, complete the appropriate section of your account application.

SALES CHARGE WAIVERS. Class A shares may be purchased without an initial sales charge or contingent deferred sales charge (CDSC) by certain investors or for certain payments. If you would like information about available sales charge waivers, call your investment representative or call Shareholder Services at 1-800/632-2301. A list of available sales charge waivers also may be found in the SAI.

INVESTMENTS OF $1 MILLION OR MORE


If you invest $1 million or more, either as a lump sum or through our cumulative quantity discount or letter of intent programs, you can buy Class A shares without an initial sales charge. However, there is a 1% CDSC on any shares you sell within 18 months of purchase. The way we calculate the CDSC is the same for each class (please see page 40).


DISTRIBUTION AND SERVICE (12B-1) FEES

Class A has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows the Fund to pay distribution fees of up to 0.25% per year to those who sell and distribute Class A shares and provide other services to shareholders. Because these fees are paid out of Class A's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALES CHARGES - CLASS B

IF YOU SELL YOUR SHARES
WITHIN THIS MANY YEARS AFTER BUYING THEM   THIS % IS DEDUCTED FROM
                                           YOUR PROCEEDS AS A CDSC
-----------------------------------------------------------------------
1 Year                                               4
2 Years                                              4
3 Years                                              3
4 Years                                              3
5 Years                                              2
6 Years                                              1
7 Years                                              0


There is a CDSC if you sell your shares within six years, as described in the table above. The way we calculate the CDSC is the same for each class (please see page 40). After eight years, your Class B shares automatically convert to Class A shares, lowering your annual expenses from that time on.


DISTRIBUTION AND SERVICE (12B-1) FEES

Class B has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows the Fund to pay distribution and other fees of up to 0.65% per year for the sale of Class B shares and for services provided to shareholders. Because these fees are paid out of Class B's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALES CHARGES - CLASS C

With Class C shares, there is no initial sales charge.

We place any investment of $1 million or more in Class A shares, since Class A's annual expenses are lower.

CDSC


There is a 1% CDSC on any Class C shares you sell within 12 months of purchase. The way we calculate the CDSC is the same for each class (please see page 40).


DISTRIBUTION AND SERVICE (12B-1) FEES

Class C has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows the Fund to pay distribution and other fees of up to 0.65% per year for the sale of Class C shares and for services provided to shareholders. Because these fees are paid out of Class C's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALES CHARGES - CLASS R

With Class R shares, there is no initial sales charge.

RETIREMENT PLANS

Class R shares are available to the following investors:

o  Employer Sponsored Retirement Plans

o Any trust or plan established as part of a qualified tuition program under Section 529 of the Internal Revenue Code

o Health Reimbursement Accounts and Health Savings Accounts, either as a direct investment or as a separate or managed account

DISTRIBUTION AND SERVICE (12B-1) FEES

Class R has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows the Fund to pay distribution and other fees of up to 0.50% per year for the sale of Class R shares and for services provided to shareholders. Because these fees are paid out of Class R's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

CONTINGENT DEFERRED SALES CHARGE (CDSC) - CLASS A, B & C

The CDSC for each class is based on the current value of the shares being sold or their net asset value when purchased, whichever is less. There is no CDSC on shares you acquire by reinvesting your dividends or capital gain distributions.

[Begin callout]
The HOLDING PERIOD FOR THE CDSC begins on the day you buy your shares. Your shares will age one month on that same date the next month and each following month.

For example, if you buy shares on the 18th of the month, they will age one month on the 18th day of the next month and each following month.
[End callout]


To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC. If there are not enough of these to meet your request, we will sell the shares in the order they were purchased. We will use this same method if you exchange your shares into another Franklin Templeton fund (please see page 55 for exchange information).


REINSTATEMENT PRIVILEGE

If you sell shares of a Franklin Templeton fund that were held indirectly for your benefit in an account with your investment representative's firm or your bank's trust department or that were registered to you directly by the Fund's transfer agent (or, to an affiliated custodian or trustee of the Fund's transfer agent), you may reinvest all or a portion of the proceeds from that sale within 90 days of the sale without an initial sales charge. This Reinstatement Privilege does not apply to: (i) a purchase of Fund shares made through a regularly scheduled automatic investment plan such as a purchase by a regularly scheduled payroll deduction or transfer from a bank account, or
(ii) a purchase of Fund shares with proceeds from the sale of Franklin Templeton fund shares that were held indirectly through an Employer Sponsored Retirement Plan that is not a DCS Plan or a non-Franklin Templeton individual or employer sponsored IRA.

In order to take advantage of this Reinstatement Privilege, you must inform your investment representative or the Fund's transfer agent of this privilege at the time of your investment. The proceeds from the earlier sale must also be invested within the same share class as that of the sold shares, except proceeds will be reinvested in Class A shares if the proceeds are from the sale of (i) Class B shares; or (ii) Class C shares or Class R shares if at the time of investment you have not appointed an investment representative (financial advisor) of record for the Fund account(s) in which the purchased shares will be held. Proceeds from the earlier sale of Class Z shares may also be invested in Class A shares under this Reinstatement Privilege.

If you paid a CDSC when you sold your Class A or C shares, we will credit back to you the CDSC paid on the amount you are reinvesting within 90 days of the sale by adding it to the amount of your reinvestment (for example, if you are reinvesting $10,000 within 90 days of an earlier $10,000 sale on which you paid a $100 CDSC, the amount of your reinvestment will equal $10,100). The new shares issued with your reinvestment WILL BE subject to any otherwise applicable CDSC. If, however, you (except Employer Sponsored Retirement Plans) paid a CDSC when you sold (1) Class B shares; or (2) Class C shares held at the time of sale in a Franklin Templeton fund account without an investment representative (financial advisor) appointed by you and invest the proceeds from that sale in Class A shares within 90 days of the sale, you will not be credited with any CDSC paid at the time of sale. In this case, the new Class A shares issued with your reinvestment WILL NOT BE subject to any otherwise applicable CDSC.

Proceeds immediately placed in a Franklin Templeton Bank
Certificate of Deposit (CD) also may be reinvested without an initial sales charge if you reinvest them within 90 days from the date the CD matures, including any rollover.

This privilege does not apply to shares you buy and sell under our exchange program. Shares purchased with the proceeds from a money fund may be subject to a sales charge.

A "DCS Plan" is an Employer Sponsored Retirement Plan that (i) has contracted for current participant level recordkeeping with the Defined Contribution Services (DCS) division of Franklin Templeton Investor Services; or (ii) is receiving current DCS services by contracting with the entity identified in DCS promotional material for participant level recordkeeping related to those DCS services.

QUALIFIED INVESTORS - ADVISOR CLASS


The following investors or investments may qualify to buy Advisor
Class shares of the Fund:

o Shares acquired by a financial intermediary in connection with its mutual fund trading platform that the intermediary holds, directly or indirectly, on behalf of a beneficial owner who has entered into a comprehensive fee or other advisory fee arrangement with any broker-dealer, trust company or registered investment advisor (RIA) that is not an affiliate or associated person of the financial intermediary, provided the financial intermediary has entered into an agreement with Distributors authorizing the sale of Fund shares. Minimum initial investment: $50,000 for individual or multiple clients.

o Shares acquired by a financial intermediary that the intermediary holds on behalf of a beneficial owner who has entered into a comprehensive fee or other advisory fee arrangement with the financial intermediary or an affiliate or associated person of the financial intermediary, provided the financial intermediary has entered into an agreement with Distributors authorizing the sale of Fund shares. No minimum initial investment.


o Governments, municipalities, and tax-exempt entities that meet the requirements for qualification under section 501 of the Internal Revenue Code. Minimum initial investment: $1 million in Advisor Class or Class Z shares of any Franklin Templeton fund.


o Current and former officers, trustees, directors, full-time employees (and their family members) of both Franklin
      Templeton Investments and Franklin Templeton Funds, consistent with our then-current policies. Minimum initial investment: $100 ($50 for accounts with an automatic investment plan).

o     Assets held in accounts managed by a subsidiary of Franklin
      Resources, Inc.: (1) under an advisory agreement (including sub-advisory agreements); and/or (2) as Trustee of an inter vivos or testamentary trust.

o Assets held in accounts managed by a state or federally regulated trust company or bank (Trust Company) either as discretionary trustee of an inter vivos or testamentary trust or as manager under an advisory agreement (including sub-advisory) or other agreement that grants the Trust Company investment discretion over those assets (Trust Company Managed Assets) if (i) the aggregate value of Trust Company Managed Assets invested in Franklin Templeton funds at the time of purchase equals at least $1 million; and (ii) the purchased shares are registered directly to the Trust Company in its corporate capacity (not as trustee of an individual trust) and held solely as Trust Company Managed Assets.

o An Employer Sponsored Retirement Plan (Plan) with Plan assets of $1 million or more that is not an Existing DCS Plan. An "Employer Sponsored Retirement Plan" includes (a) an employer sponsored pension or profit sharing plan that qualifies (Qualified Plan) under section 401(a) of the Internal Revenue Code (Code), including Code section 401(k), money purchase pension, profit sharing and defined benefit plans; (b) an ERISA covered 403(b); and (c) certain non-qualified deferred compensation arrangements that operate in a similar manner to a Qualified Plan, such as 457 plans and executive deferred compensation arrangements, but not including employer sponsored IRAs. An "Existing DCS Plan" is an Employer Sponsored Retirement Plan that has contracted on or before May 1, 2006 for participant level recordkeeping with an affiliate of Distributors (the Recordkeeping Affiliate) or with the entity identified in the Recordkeeping Affiliate's small business plan promotional materials. An Existing DCS Plan became eligible to purchase Advisor Class shares on May 1, 2007.

o Any trust or plan established as part of a qualified tuition program under Section 529 of the Internal Revenue Code, provided that Distributors or an affiliate of Distributors has entered into a contract with the state sponsor of the program to provide certain services relating to the operation of the program. No initial minimum investment.


o An individual or entity associated with a current customer of Franklin Templeton Institutional, LLC (FTI, LLC) if approved by FTI, LLC in consultation with its customer.

BUYING SHARES


MINIMUM INVESTMENTS - CLASS A, C & R
----------------------------------------------------------------------
                                                    INITIAL
----------------------------------------------------------------------
Regular accounts                                    $1,000
----------------------------------------------------------------------
Automatic investment plans                          $50
----------------------------------------------------------------------
UGMA/UTMA accounts                                  $100
----------------------------------------------------------------------
Employer Sponsored Retirement Plans, SIMPLE-IRAs,   no minimum
SEP-IRAs, SARSEPs or 403(b) plan accounts
----------------------------------------------------------------------
IRAs, IRA rollovers, Coverdell Education Savings
Plans or Roth IRAs                                  $250
----------------------------------------------------------------------
Broker-dealer sponsored wrap account programs
                                                    no minimum
----------------------------------------------------------------------
Current and former full-time employees, officers,   $100
trustees and directors of Franklin Templeton entities, and their family members


----------------------------------------------------------------------

Please note that you may only buy shares of a fund eligible for sale in your state or jurisdiction.


ACCOUNT APPLICATION


If you are opening a new account, please complete and sign the enclosed account application. Make sure you indicate the share class you have chosen. If you do not indicate a class, we will place your purchase in Class A shares. To save time, you can sign up now for services you may want on your account by completing the appropriate sections of the application (see "Investor Services" on page 48). For example, if you would like to link one of your bank accounts to your Fund account so that you may use electronic funds transfer to and from your bank account to buy and sell shares, please complete the bank information section of the application. We will keep your bank information on file for future purchases and redemptions. We do not accept cash, credit card convenience checks, non-bank money orders or travelers checks as forms of payment to purchase shares.

BUYING SHARES
---------------------------------------------------------------------------------------------
                           OPENING AN ACCOUNT              ADDING TO AN ACCOUNT
---------------------------------------------------------------------------------------------

THROUGH YOUR INVESTMENT
REPRESENTATIVE             Contact your investment         Contact your investment
                           representative                  representative
---------------------------------------------------------------------------------------------
                           If you have another Franklin    Before requesting a telephone or
BY PHONE/ONLINE            Templeton fund account with     online purchase into an existing
                           your bank account information   account, please make sure we
(Up to $100,000 per        on file, you may open a new     have your bank account
shareholder per day)       account by phone. At this       information on file. If we do
                           time, a new account may not be  not have this information, you
1-800/632-2301             opened online.                  will need to send written
                                                           instructions with your bank's
franklintempleton.com      To make a same day investment,  name and address and a voided
                           your phone order must be        check or savings account deposit
NOTE:  (1) CERTAIN         received and accepted by us by  slip. If the bank and Fund
ACCOUNT TYPES ARE NOT      1:00 p.m. Pacific time or the   accounts do not have at least
AVAILABLE FOR ONLINE       close of the New York Stock     one common owner, your written
ACCOUNT ACCESS AND (2)     Exchange, whichever is earlier. request must be signed by ALL
THE AMOUNT MAY BE HIGHER                                   fund AND bank account owners,
FOR MEMBERS OF FRANKLIN                                    and each individual must have
TEMPLETON VIP SERVICESTM.                                  his or her signature guaranteed.
PLEASE SEE PAGE 51 FOR
MORE INFORMATION                                           To make a same day investment,
REGARDING ELIGIBILITY.                                     your phone or online order must
                                                           be received and accepted by us
                                                           by 1:00 p.m. Pacific time or the
                                                           close of the New York Stock
                                                           Exchange, whichever is earlier.

---------------------------------------------------------------------------------------------
                           Make your check payable to      Make your check payable to
                           Franklin Strategic Income Fund. Franklin Strategic Income Fund.
                                                           Include your account number on
BY MAIL                    Mail the check and your signed  the check.
                           application to Investor
                           Services.                       Fill out the deposit slip from
                                                           your account statement. If you
                                                           do not have a slip, include a
                                                           note with your name, the Fund
                                                           name, and your account number.

                                                           Mail the check and deposit slip
                                                           or note to Investor Services.
---------------------------------------------------------------------------------------------
                           Call to receive a wire control  Call to receive a wire control
                           number and wire instructions.   number and wire instructions.

                           Wire the funds and mail your    To make a same day wire
BY WIRE                    signed application to Investor  investment, the wired funds must
                           Services. Please include the    be received and accepted by us
1-800/632-2301             wire control number or your     by 1:00 p.m. Pacific time or the
(or 1-650/312-2000         new account number on the       close of the New York Stock
collect)                   application.                    Exchange, whichever is earlier.

                           To make a same day wire
                           investment, the wired funds
                           must be received and accepted
                           by us by 1:00 p.m. Pacific
                           time or the close of the New
                           York Stock Exchange, whichever
                           is earlier.
---------------------------------------------------------------------------------------------
                           Call Shareholder Services at    Call Shareholder Services at
BY EXCHANGE                1-800/632-2301, or send signed  1-800/632-2301, or send signed
                           written instructions.   You     written instructions. You also
                           also may place an online        may place an online exchange
                           exchange order. The automated   order.
franklintempleton.com      telephone system cannot be
                           used to open a new account.     (Please see page 55 for
                                                           information on exchanges.)
                           (Please see page 55 for
                           information on exchanges.)
---------------------------------------------------------------------------------------------

               Franklin Templeton Investor Services
            P.O. Box 997151, Sacramento, CA 95899-7151
                  Call toll-free: 1-800/632-2301
   (Monday through Friday 5:30 a.m. to 5:00 p.m., Pacific time)
         or visit us online 24 hours a day, 7 days a week,
                     at franklintempleton.com


INVESTOR SERVICES

AUTOMATIC INVESTMENT PLAN

This plan offers a convenient way for you to invest in the Fund by automatically transferring money from your checking or savings account each month to buy shares. To sign up, visit us online at franklintempleton.com or complete the appropriate section of your account application and mail it to Investor Services. If you are opening a new account, please include your minimum initial investment with your application.

AUTOMATIC PAYROLL DEDUCTION

You may invest in the Fund automatically by transferring money from your paycheck to the Fund by electronic funds transfer. If you are interested, indicate on your application that you would like to receive an Automatic Payroll Deduction Program kit.

AUTOMATED TELEPHONE SYSTEM

Our automated system offers around-the-clock access to information about your account or any Franklin Templeton fund.
This service is available by dialing any of the following numbers from a touch-tone phone:

SHAREHOLDER SERVICES           1-800/632-2301
ADVISOR SERVICES               1-800/524-4040
RETIREMENT SERVICES            1-800/527-2020

DISTRIBUTION OPTIONS

You may reinvest distributions you receive from the Fund in an existing account in the same share class* of the Fund or another Franklin Templeton fund. Initial sales charges and CDSCs will not apply to reinvested distributions. You also can have your distributions deposited in a bank account, or mailed by check. Deposits to a bank account may be made by electronic funds transfer.

If you received a distribution and chose to return it to purchase additional shares in Class A shares of another Franklin Templeton fund, you will not be charged an initial sales charge if you invest the distribution within 90 days of the distribution date.

[Begin callout]
For retirement plans for which Franklin Templeton Bank & Trust is the trustee or custodian, special forms may be needed to receive distributions in cash. Please call 1-800/527-2020 for information. [End callout]

Please indicate on your application the distribution option you have chosen, otherwise we will reinvest your distributions in the same share class of the Fund.

*Class B and C shareholders may reinvest their distributions in Class A shares of any Franklin Templeton money fund. Advisor Class shareholders may reinvest in Advisor Class or Class A shares of another Franklin Templeton fund. To reinvest your distributions in Advisor Class shares of another Franklin Templeton fund, you must be a current shareholder in Advisor Class or otherwise qualify to buy that fund's Advisor Class shares. DCS Plans may direct distributions to Class A shares if Class R shares are not offered by that fund.

RETIREMENT PLANS

Franklin Templeton Investments offers a variety of retirement plans for individuals and businesses. These plans require separate applications and their policies and procedures may be different than those described in this prospectus. For more information, including a free retirement plan brochure or application, please call Retirement Services at 1-800/527-2020.

TELEPHONE/ONLINE PRIVILEGES

You will automatically receive telephone/online privileges when you open your account, allowing you to obtain or view your account information, and conduct a number of transactions by phone or online, including: buy, sell, or exchange shares of most funds; use electronic funds transfer to buy or sell shares of most funds; change your address; and, add or change account services (including distribution options, systematic withdrawal plans and automatic investment plans).

To view your account information or request online transactions, you will first need to register for these services at the shareholder section of our website at franklintempleton.com. You will be asked to accept the terms of an online agreement(s) and establish a password for online services. If you are registered for online services, you may enroll online in Franklin Templeton's electronic delivery program for your shareholder documents. This will allow you to receive electronic delivery (through our website) of most funds' prospectuses, annual/semiannual reports to shareholders, and proxy statements, as well as your account(s) statements and trade confirmations, and discontinue receiving your paper copies through the U.S. mail. Using our shareholder website means you are consenting to sending and receiving personal financial information over the Internet, so you should be sure you are comfortable with the risks.

As long as we follow reasonable security procedures and act on instructions we reasonably believe are genuine, we will not be responsible for any losses that may occur from unauthorized requests. We will request passwords or other information, and also may record calls. To help safeguard your account, keep your password confidential, and verify the accuracy of your confirmation statements immediately after you receive them. Contact us immediately if you believe someone has obtained unauthorized access to your account or password. For transactions done over the Internet, we recommend the use of an Internet browser with 128-bit encryption. Certain methods of contacting us (such as by phone or by Internet) may be unavailable or delayed during periods of unusual market activity. OF COURSE, YOU CAN DECLINE TELEPHONE BUY, SELL, OR EXCHANGE PRIVILEGES ON YOUR ACCOUNT APPLICATION, OR CHOOSE NOT TO REGISTER FOR ONLINE PRIVILEGES. IF YOU HAVE TELEPHONE/ONLINE PRIVILEGES ON YOUR ACCOUNT AND WANT TO DISCONTINUE THEM, PLEASE CONTACT US FOR INSTRUCTIONS. You may reinstate these privileges at any time in writing, including online registration with respect to online privileges.

NOTE: We discourage you from including confidential or sensitive information in any Internet communication to us. If you do choose to send email (encrypted or not) to us over the Internet, you are accepting the associated risks of lack of confidentiality.

SYSTEMATIC WITHDRAWAL PLAN

This plan allows you to automatically sell your shares and receive regular payments from your account. A CDSC may apply to withdrawals that exceed certain amounts. Certain terms and minimums apply. To sign up, visit us online at franklintempleton.com or complete the appropriate section of your application.

FRANKLIN TEMPLETON VIP SERVICESTM

You may be eligible for Franklin Templeton VIP ServicesTM if you are currently eligible for the $250,000 sales charge breakpoint based solely on shares registered directly with the Franklin Templeton funds' transfer agent and excluding shares held indirectly through brokerage accounts. Franklin Templeton VIP ServicesTM shareholders enjoy enhanced service and transaction capabilities. Please contact Shareholder Services at 1-800/632-2301 for additional information on this program.

SELLING SHARES

You can sell your shares at any time. Please keep in mind that a contingent deferred sales charge (CDSC) may apply.

SELLING SHARES IN WRITING

Generally, requests to sell $100,000 or less can be made over the phone, online, or with a simple letter. Sometimes, however, to protect you and the Fund we will need written instructions signed by all registered owners, with a signature guarantee for each owner, if:

[Begin callout]
A SIGNATURE GUARANTEE helps protect your account against fraud.
You can obtain a signature guarantee at most banks and securities dealers.

A notary public CANNOT provide a signature guarantee.
[End callout]

o  you are selling more than $100,000 worth of shares

o you want your proceeds paid to someone who is not a registered owner

o you want to send your proceeds somewhere other than the address of record, or preauthorized bank or brokerage firm account

We also may require a signature guarantee on instructions we receive from an agent, not the registered owners, or when we believe it would protect the Fund against potential claims based on the instructions received.

The amount may be higher for members of Franklin Templeton VIP
ServicesTM. Please see page 51 for more information regarding eligibility.

SELLING RECENTLY PURCHASED SHARES

If you sell shares recently purchased, we may delay sending you the proceeds until your check, draft or wire/electronic funds transfer has cleared, which may take seven business days or more.

REDEMPTION PROCEEDS

Your redemption check will be sent within seven days after we receive your request in proper form. We are not able to receive or pay out cash in the form of currency.

RETIREMENT PLANS

You may need to complete additional forms to sell shares in a Franklin Templeton Bank & Trust retirement plan. For participants under age 591/2, tax penalties may apply. Call Retirement
Services at 1-800/527-2020 for details.


SELLING SHARES
-------------------------------------------------------------------------------
                          TO SELL SOME OR ALL OF YOUR SHARES
-------------------------------------------------------------------------------

THROUGH YOUR INVESTMENT
REPRESENTATIVE            Contact your investment representative
-------------------------------------------------------------------------------
                          Send written instructions and endorsed share
BY MAIL                   certificates (if you hold share certificates) to
                          Investor Services. Corporate, partnership or trust accounts may need to send additional documents.

                          Specify the Fund, the account number and the dollar value or number of shares you wish to sell. If you own both Class A and B shares, also specify the class of shares, otherwise we will sell your Class A shares first. Be sure to include all necessary signatures and any additional documents, as well as signature guarantees if required.

                          A check will be mailed to the name(s) and address on
                          the account, or otherwise according to your written
                          instructions.
-------------------------------------------------------------------------------
                          As long as your transaction is for $100,000 or less,
BY PHONE/ONLINE           you do not hold share certificates and you have not
                          changed your address by phone or online within the
1-800/632-2301            last 15 days, you can sell your shares by phone or
                          online. The amount may be higher for members of
franklintempleton.com     Franklin Templeton VIP ServicesTM.  Please see page
                          51 for more information regarding eligibility.

                          A check will be mailed to the name(s) and address on
                          the account, or a pre-authorized secondary address.
                          Written instructions, with a signature guarantee, are
                          required to send the check to another address or to
                          make it payable to another person.
-------------------------------------------------------------------------------
                          You can call, write, or visit us online to have
BY ELECTRONIC FUNDS       redemption proceeds sent to a bank account. See the
TRANSFER (ACH)            policies at left for selling shares by mail, phone,
                          or online.

                          Before requesting to have redemption proceeds sent to a bank account, please make sure we have your bank account information on file. If we do not have this information, you will need to send written instructions with your bank's name and a voided check or savings account deposit slip. If the bank and Fund accounts do not have at least one common owner, you must provide written instructions signed by ALL fund AND bank account owners, and each individual must have his or her signature guaranteed.

                          If we receive your request in proper form by 1:00
                          p.m. Pacific time, proceeds sent by ACH generally
                          will be available within two to three business days.
-------------------------------------------------------------------------------
                          Obtain a current prospectus for the fund you are
BY EXCHANGE               considering.  Prospectuses are available online at
                          franklintempleton.com.

                          Call Shareholder Services at the number below or send signed written instructions. You also may place an exchange order online. See the policies at left for selling shares by mail, phone, or online.

                          If you hold share certificates, you will need to return them to the Fund before your exchange can be processed.
-------------------------------------------------------------------------------
      Franklin Templeton Investor Services
      P.O. Box 997151, Sacramento, CA 95899-7151
      Call toll-free: 1-800/632-2301
      (Monday through Friday 5:30 a.m. to 5:00 p.m., Pacific time) or visit us online 24 hours a day, 7 days a week, at franklintempleton.com


EXCHANGING SHARES

EXCHANGE PRIVILEGE

CLASS A, B, C & R

You can exchange shares between most Franklin Templeton funds within the same class,* generally without paying any additional sales charges. If you exchange shares held for less than six months, however, you may be charged the difference between the initial sales charge of the two funds if the difference is more than 0.25%. If you exchange shares from a money fund or another fund that does not have a sales charge, a sales charge may apply no matter how long you have held the shares.

Any CDSC will continue to be calculated from the date of your initial investment and will not be charged at the time of the exchange. The purchase price for determining a CDSC on exchanged shares will be the price you paid for the original shares. If you exchange shares subject to a CDSC into a Class A money fund, the time your shares are held in the money fund will not count towards the CDSC holding period.

If you exchange your Class B shares for the same class of shares of another Franklin Templeton fund, the time your shares are held in that fund will count towards the eight-year period for automatic conversion to Class A shares.

DCS Plans may exchange Class R shares for Class A shares of another Franklin Templeton fund if that fund does not offer Class
R shares.

*Class Z shareholders of Franklin Mutual Series Fund Inc. may exchange into Class A without any sales charge.

ADVISOR CLASS

You can exchange your Advisor Class shares for Advisor Class shares of other Franklin Templeton funds. You also may exchange your Advisor Class shares for Class A shares of a fund that does not currently offer an Advisor Class (without any sales charge)* or for Class Z shares of Franklin Mutual Series Fund Inc.

*If you exchange into Class A shares and you later decide you would like to exchange into a fund that offers an Advisor Class, you may exchange your Class A shares for Advisor Class shares if you are a current shareholder in Advisor Class or you otherwise qualify to buy the fund's Advisor Class shares.

ALL CLASSES

The remainder of the "Exchanging Shares" section applies to all classes.

[Begin callout]
An EXCHANGE is really two transactions: a sale of one fund and the purchase of another. In general, the same policies that apply to purchases and sales apply to exchanges, including minimum investment amounts. Exchanges also have the same tax consequences as ordinary sales and purchases.
[End callout]

Generally exchanges may only be made between identically registered accounts, unless you send written instructions with a signature guarantee.

REJECTED EXCHANGES. If the Fund rejects an exchange request involving the sale of Fund shares, the rejected exchange request will also mean rejection of the request to purchase shares of another fund with the proceeds of the sale. Of course, you may generally redeem shares of the Fund at any time.

EXCHANGES THROUGH FINANCIAL INTERMEDIARIES. If you are investing indirectly in the Fund through a financial intermediary such as a broker-dealer, a bank, an insurance company separate account, an investment advisor, an administrator or trustee of an IRS-recognized tax-deferred savings plan such as a 401(k) retirement plan and a 529 college savings plan that maintains a master account (an Omnibus Account) with the Fund for trading on behalf of its customers, different exchange and/or transfer limit guidelines and restrictions may apply. The financial intermediary through whom you are investing may choose to adopt different trading restrictions designed to discourage short-term or excessive trading. Consult with your financial intermediary (or, in the case of a 401(k) retirement plan, your plan sponsor) to determine what trading restrictions, including exchange/transfer limitations, may be applicable to you.

FUND EXCHANGE PRIVILEGE CHANGES/WAIVER. The Fund may terminate or modify (temporarily or permanently) this exchange privilege in the future. You will receive 60 days' notice of any material changes, unless otherwise provided by law.

OTHER FUNDS' EXCHANGE PRIVILEGES. If there is a conflict between the exchange privileges of two funds involved in an exchange transaction, the stricter policy will apply to the transaction.
Other Franklin Templeton funds may have different exchange restrictions. Check each fund's prospectus for details.

MARKET TIMING TRADING POLICY

The Fund's board of trustees has adopted the following policies and procedures with respect to market timing (Market Timing
Trading Policy).

MARKET TIMING GENERALLY. The Fund discourages and does not intend to accommodate short-term or frequent purchases and redemptions of Fund shares, often referred to as "market timing." It intends to seek to restrict or reject such trading or take other action, as described below, if in the judgment of the Fund manager or transfer agent such trading may interfere with the efficient management of the Fund's portfolio, may materially increase the Fund's transaction costs, administrative costs or taxes, or may otherwise be detrimental to the interests of the Fund and its shareholders.

MARKET TIMING CONSEQUENCES. If information regarding your trading activity in this Fund or in any other Franklin Templeton fund or non-Franklin Templeton fund is brought to the attention of the Fund's manager or transfer agent and based on that information the Fund or its manager or transfer agent in its sole discretion concludes that your trading may be detrimental to the Fund as described in this Market Timing Trading Policy, the Fund may temporarily or permanently bar your future purchases into the Fund or, alternatively, may limit the amount, number or frequency of any future purchases and/or the method by which you may request future purchases and redemptions (including purchases and/or redemptions by an exchange or transfer between the Fund and any other mutual fund).

In considering an investor's trading activity, the Fund may consider, among other factors, the investor's trading history both directly and, if known, through financial intermediaries, in the Fund, in other Franklin Templeton funds, in non-Franklin Templeton mutual funds, or in accounts under common control or ownership (see, for example, "Investment by asset allocators" in the Statement of Additional Information).

MARKET TIMING THROUGH FINANCIAL INTERMEDIARIES. You are an investor subject to this Market Timing Trading Policy whether you are a direct shareholder of the Fund or you are investing indirectly in the Fund through a financial intermediary (such as a broker-dealer, a bank, trust company, an insurance company separate account, an investment advisor, or an administrator or trustee of an IRS-recognized tax-deferred savings plan such as a 401(k) retirement plan and a 529 college savings plan) that maintains an Omnibus Account with the Fund for trading on behalf of its customers.

While the Fund will encourage financial intermediaries to apply the Fund's Market Timing Trading Policy to their customers who invest indirectly in the Fund, the Fund is limited in its ability to monitor the trading activity or enforce the Fund's Market Timing Trading Policy with respect to customers of financial intermediaries. For example, should it occur, the Fund may not be able to detect market timing that may be facilitated by financial intermediaries or made difficult to identify in the Omnibus Accounts used by those intermediaries for aggregated purchases, exchanges and redemptions on behalf of all their customers. More specifically, unless the financial intermediaries have the ability to apply the Fund's Market Timing Trading Policy to their customers (for example, participants in a 401(k) retirement plan) through such methods as implementing short-term trading limitations or restrictions, imposing the Fund's redemption fee and monitoring trading activity for what might be market timing, the Fund may not be able to determine whether trading by customers of financial intermediaries is contrary to the Fund's Market Timing Trading Policy.

RISKS FROM MARKET TIMERS. Depending on various factors, including the size of the Fund, the amount of assets the portfolio manager typically maintains in cash or cash equivalents, the dollar amount and number and frequency of trades and the types of securities in which the Fund typically invests, short-term or frequent trading may interfere with the efficient management of the Fund's portfolio, increase the Fund's transaction costs, administrative costs and taxes and/or impact Fund performance.

In addition, if the nature of the Fund's portfolio holdings exposes the Fund to "arbitrage market timers," the value of the Fund's shares may be diluted if redeeming shareholders receive proceeds (and buying shareholders receive shares) based upon net asset values which do not reflect appropriate fair value prices. Arbitrage market timing occurs when an investor seeks to take advantage of the possible delay between the change in the value of a mutual fund's portfolio holdings and the reflection of the change in the fund's net asset value per share.

The Fund is currently using several methods to reduce the risks associated with market timing. These methods include:

o committing staff to selectively review on a continuing basis recent trading activity in order to identify trading activity that may be contrary to the Fund's Market Timing
   Trading Policy;

o  imposing a redemption fee for short-term trading; and

o seeking the cooperation of financial intermediaries to assist the Fund in identifying market timing activity.

Though these methods involve judgments that are inherently subjective and involve some selectivity in their application, the Fund seeks to make judgments and applications that are consistent with the interests of the Fund's shareholders. There is no assurance that the Fund or its agents will gain access to any or all information necessary to detect market timing in Omnibus Accounts. While the Fund will seek to take actions (directly and with the assistance of financial intermediaries) that will detect market timing, the Fund cannot represent that such trading activity can be minimized or completely eliminated.

REVOCATION OF MARKET TIMING TRADES. Transactions placed in violation of the Fund's Market Timing Trading Policy are not necessarily deemed accepted by the Fund and may be cancelled or revoked by the Fund following receipt by the Fund.

REDEMPTION FEE

REDEMPTION FEE ASSESSMENT. A short-term trading redemption fee will be imposed (with some exceptions) on any Fund shares in a Fund account that are sold (by redemption, whether voluntary or involuntary, or exchange) within seven (7) calendar days following their purchase date. This redemption fee will equal 2% of the amount redeemed (using standard rounding criteria) and shares held the longest will be treated as being redeemed first and shares held shortest as being redeemed last. The redemption fee may be collected by deduction from the redemption proceeds or, if imposed after the redemption transaction, by billing you.

This redemption fee is imposed to discourage short-term trading and is paid to the Fund to help offset any cost associated with such short-term trading. This redemption fee is not intended to accommodate short-term trading and the Fund will monitor the assessment of redemption fees against your account. Based on the frequency of redemption fees assessed against your account in the Fund and/or in your other Franklin Templeton fund accounts, the Fund manager or transfer agent may in its sole discretion determine that your trading activity may be detrimental to the Fund as described in the Fund's "Market Timing Trading Policy" section and elect to (i) reject or limit the amount, number, frequency or method for requesting future purchases into the Fund and/or (ii) reject or limit the amount, number, frequency or method for requesting future exchanges or redemptions out of the Fund.

REDEMPTIONS THROUGH FINANCIAL INTERMEDIARIES. You are an investor subject to this 2% short-term trading redemption fee whether you are a direct shareholder of the Fund or you are investing indirectly in the Fund through a financial intermediary such as a broker-dealer, a bank, an insurance company separate account, an investment advisor, an administrator or trustee of an IRS-recognized tax-deferred savings plan such as a 401(k) retirement plan and a 529 college savings plan that maintains an Omnibus Account with the Fund for trading on behalf of its customers. Currently, only certain intermediaries have the ability to collect the Fund's redemption fee on the Fund's behalf from their customers' accounts. Even in the case of these intermediaries who are collecting the redemption fee, due to policy, operational and/or systems' requirements and limitations, these intermediaries may use criteria and methods for tracking, applying and/or calculating the fee that may differ in some respects from that of the Fund. The Fund will continue to encourage all financial intermediaries to develop the capability to begin imposing the redemption fee from their customers who invest in the Fund. If you are investing in Fund shares through a financial intermediary, you should contact your financial intermediary (or, in the case of a 401(k) retirement plan, your plan sponsor) for more information on any differences in how the redemption fee is applied to your investments in the Fund.

WAIVER/EXCEPTIONS/CHANGES. The Fund reserves the right to waive the redemption fee at its discretion if the Fund's transfer agent believes such waiver is consistent with the best interests of the Fund and to the extent permitted or required by applicable law. The Fund's transfer agent may also, at its discretion and upon receipt of a shareholder's written request, waive the redemption fee because of a bona fide and unanticipated financial emergency. The redemption fee does not apply to redemptions by other mutual funds, Omnibus Account owners and certain comprehensive fee programs where investment instructions are given at the firm level of Fund approved broker-dealers on behalf of their clients invested in Franklin Templeton funds. In addition, the Fund reserves the right to modify or eliminate the redemption fee or waivers at any time. You will receive 60 days' notice of any material changes, unless otherwise provided by law.

LIMITATIONS ON COLLECTION. Currently, the Fund is very limited in its ability to ensure that the redemption fee is imposed by financial intermediaries on behalf of their customers. For example, where a financial intermediary is not able to determine if the redemption fee applies and/or is not able to impose or collect the fee, or omits to collect the fee at the time of a redemption, the Fund will not receive the redemption fees. Further, if Fund shares are redeemed by a financial intermediary at the direction of its customer(s), the Fund may not know: (1) whether a redemption fee is applicable; and/or (2) the identity of the customer who should pay the redemption fee.

INVOLUNTARY REDEMPTIONS. The Fund reserves the right to close your account if the account value falls below $500 ($125 for individual retirement accounts; $50 for employee and UGMA/UTMA accounts), or you are deemed to engage in activities that are illegal (such as late trading) or otherwise believed to be detrimental to the Fund (such as market timing).

ACCOUNT POLICIES

CALCULATING SHARE PRICE

CLASS A, B & C

When you buy shares, you pay the "offering price" for the shares. The "offering price" is determined by dividing the NAV per share by an amount equal to 1 minus the sales charge applicable to the purchase (expressed in decimals), calculated to two decimal places using standard rounding criteria. The number of Fund shares you will be issued will equal the amount invested divided by the applicable offering price for those shares, calculated to three decimal places using standard rounding criteria. For example, if the NAV per share is $10.25 and the applicable sales charge for the purchase is 5.75%, the offering price would be calculated as follows: 10.25 divided by 1.00 minus 0.0575 [10.25/0.9425] equals 10.87533, which, when rounded to two decimal points, equals 10.88. The offering price per share would be $10.88.

When you sell shares, you receive the NAV minus any applicable
CDSC.

ALL CLASSES


The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The NAV per share is determined by dividing the total net asset value of each fund's share class by the applicable number of shares outstanding per share class.


The Fund calculates the NAV per share each business day at the close of trading on the New York Stock Exchange (NYSE) (normally 1:00 p.m. Pacific time). The Fund does not calculate the NAV on days the NYSE is closed for trading, which include New Year's Day, Martin Luther King Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


When determining its NAV, the Fund values cash and receivables at their realizable amounts, and records interest as accrued and dividends on the ex-dividend date. The Fund generally utilizes two independent pricing services to assist in determining a current market value for each security. If market quotations are readily available for portfolio securities listed on a securities exchange, the Fund values those securities at the last quoted sale price or the official closing price of the day, respectively, or, if there is no reported sale, within the range of the most recent quoted bid and ask prices. The Fund values over-the-counter portfolio securities within the range of the most recent bid and ask prices. If portfolio securities trade both in the over-the-counter market and on a stock exchange, the Fund values them according to the broadest and most representative market.


Requests to buy and sell shares are processed at the NAV next calculated after we receive your request in proper form.

Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the close of the NYSE. The value of these securities used in computing the NAV is determined as of such times. Occasionally, events affecting the values of these securities may occur between the times at which they are determined and the close of the NYSE that will not be reflected in the computation of the NAV. The Fund relies on third party pricing vendors to monitor for events materially affecting the value of these securities during this period. If an event occurs, the third party pricing vendors will provide revised values to the Fund.

FAIR VALUATION - INDIVIDUAL SECURITIES

The Fund has procedures, approved by the board of trustees, to determine the fair value of individual securities and other assets for which market prices are not readily available (such as certain restricted or unlisted securities and private placements) or which may not be reliably priced (such as in the case of trade suspensions or halts, price movement limits set by certain foreign markets, and thinly traded or illiquid securities). Some methods for valuing these securities may include: fundamental analysis (earnings multiple, etc.), matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. The board of trustees oversees the application of fair value pricing procedures.

The application of fair value pricing procedures represents a good faith determination based upon specifically applied procedures. There can be no assurance that the Fund could obtain the fair value assigned to a security if it were able to sell the security at approximately the time at which the Fund determines its NAV per share.

SECURITY VALUATION - PASS-THROUGH SECURITIES, CMO, ABS, MBS

Mortgage pass-through securities (such as Ginnie Mae, Fannie Mae and Freddie Mac), other mortgage-backed securities (MBS), collateralized mortgage obligations (CMOs) and asset-backed securities (ABS), generally trade in the over-the-counter market rather than on a securities exchange. The Fund may value these portfolio securities by utilizing quotations from bond dealers, information with respect to bond and note transactions and may rely on independent pricing services. The Fund's pricing services use valuation models or matrix pricing to determine current value. In general, they use information with respect to comparable bond and note transactions, quotations from bond dealers or by reference to other securities that are considered comparable in such characteristics as rating, interest rate, maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves. Matrix pricing is considered a form of fair value pricing.

SECURITY VALUATION - CORPORATE DEBT SECURITIES

Corporate debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund may value these portfolio securities by utilizing quotations from bond dealers, information with respect to bond and note transactions and may rely on independent pricing services to assist in determining a current market value for each security. The Fund's pricing services may utilize independent quotations from bond dealers and bond market activity to determine current value.

SECURITY VALUATION - SENIOR SECURED CORPORATE LOANS

Senior secured corporate loans with floating or variable interest rates generally trade in the over-the-counter market rather than on a securities exchange. The Fund may value these portfolio securities by utilizing quotations from loan dealers and other financial institutions, information with respect to bond and note transactions and may rely on independent pricing services to assist in determining a current market value for each security. These pricing services use independent market quotations from loan dealers or financial institutions and may incorporate valuation methodologies that incorporate multiple bond characteristics. These characteristics may include dealer quotes, issuer type, coupon, maturity, weighted average maturity, interest rate spreads and yield curves, cash flow and credit risk/quality analysis.

SECURITY VALUATION - FOREIGN SECURITIES - COMPUTATION OF U.S.
EQUIVALENT VALUE

The Fund generally determines the value of a foreign security as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of the close of trading on the NYSE, if earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE (generally 1:00 p.m. Pacific time) on the day that the value of the foreign security is determined. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. Occasionally events (such as repatriation limits or restrictions) may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the board of trustees.

ACCOUNTS WITH LOW BALANCES

If your account has been open for more than one year and its value falls below $500 ($125 for individual retirement accounts; $50 for employee and UGMA/UTMA accounts), we will mail you a notice asking you to bring the account back up to its applicable minimum investment amount. If you choose not to do so within 30 days, we will close your account and mail the proceeds to the address of record. You will not be charged a CDSC if your account is closed for this reason. This policy does not apply to: (1) certain broker-controlled accounts established through the National Securities Clearing Corporation's Networking system; and,(2) accounts in Class B and Class A accounts established pursuant to a conversion from Class B.

STATEMENTS, REPORTS AND PROSPECTUSES

You will receive quarterly account statements that show all your account transactions during the quarter. You also will receive written notification after each transaction affecting your account (except for distributions and transactions made through automatic investment or withdrawal programs, which will be reported on your quarterly statement).

You also will receive the Fund's financial reports every six months as well as an annual updated prospectus. To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and prospectus. This process, called "householding," will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at 1-800/632-2301. At any time you may view current prospectuses and financial reports on our website.


If you choose, you may receive your statements, financial reports and prospectuses through electronic delivery (please see
"Telephone/Online Privileges" on page 49).


INVESTMENT REPRESENTATIVE ACCOUNT ACCESS

If there is a dealer or other investment representative of record on your account, he or she will be able to obtain your account information, conduct transactions for your account, and also will receive copies of all notifications and statements and other information about your account directly from the Fund.

STREET OR NOMINEE ACCOUNTS

You may transfer your shares from the street or nominee name account of one dealer to another, as long as both dealers have an agreement with Distributors. We will process the transfer after we receive authorization in proper form from your delivering securities dealer.

JOINT ACCOUNTS

Unless you specify a different registration, shares issued to two or more owners are registered as "joint tenants with rights of survivorship" (shown as "Jt Ten" on your account statement). To make any ownership changes to jointly owned shares, or to sever a joint tenancy in jointly owned shares, all owners must agree in writing.

JOINT ACCOUNT RISK WITH TELEPHONE/ONLINE PRIVILEGES

You will automatically receive telephone/online privileges when you open your account. If your account has more than one registered owner, telephone/online privileges allow the Fund to accept online registration for online services (including electronic delivery of shareholder documents) and transaction instructions online or by telephone from only one registered owner. This means that ANY ONE REGISTERED OWNER ON YOUR ACCOUNT, ACTING ALONE AND WITHOUT THE CONSENT OF ANY OTHER REGISTERED owner, may give the Fund instructions by telephone, online or in writing (subject to any limitations in telephone or online privileges) to:

o  Exchange  shares  from  a  jointly  registered  Fund  account requiring all registered  owner  signatures into an identically
   registered   money  fund   account   that  only   requires  one
   registered owner's signature to redeem shares;

o Redeem Fund shares and direct the redemption proceeds to a bank account that may or may not be owned by you and, if owned by you jointly with someone else, only requires one person to withdraw funds by check or otherwise;

o Add/Change the bank account to which Fund share redemption proceeds may be sent, which bank account may not be owned by you;

o Purchase Fund shares by debiting a bank account that may be owned by you; and

o Add/Change the bank account that may be debited for Fund share purchases, which new account may be owned by you.

If you do NOT want another registered owner on your account to be able to issue these kinds of instructions to the Fund without your consent, you must instruct the Fund to deny/terminate online privileges and the ability to issue such instructions by telephone so that these types of instructions will only be accepted in writing signed by all account owners. This decision will apply to any other fund into which you may exchange your jointly owned Fund shares. Any later decision to permit these types of instructions by telephone and/or online will need to be given to the Fund in a written instruction signed by all registered owners.

ADDITIONAL POLICIES

Please note that the Fund maintains additional policies and reserves certain rights, including:

o The Fund may restrict, reject or cancel any purchase orders, including an exchange request.

o The Fund may modify, suspend, or terminate telephone/online privileges at any time.

o The Fund may make material changes to or discontinue the exchange privilege on 60 days' notice or as otherwise provided by law.

o The Fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

o Normally, redemptions are processed by the next business day, but may take up to seven days to be processed if making immediate payment would adversely affect the Fund.

o In unusual circumstances, we may temporarily suspend redemptions or postpone the payment of proceeds, as allowed by federal securities laws.

o For redemptions over a certain amount, the Fund may pay redemption proceeds in securities or other assets rather than cash if the manager determines it is in the best interest of the Fund, consistent with applicable law.

o You may only buy shares of a fund (including the purchase side of an exchange) eligible for sale in your state or jurisdiction.

o To permit investors to obtain the current price, dealers are responsible for transmitting all orders to the Fund promptly.

DEALER COMPENSATION

CLASS A, B, C & R

Qualifying dealers who sell Fund shares may receive sales commissions and other payments. These are paid by Distributors from sales charges received from purchasing or redeeming shareholders, from distribution and service (12b-1) fees from the Fund and from Distributors' other financial resources. Dealers may also receive shareholder servicing fees for servicing investors who indirectly hold Franklin Templeton fund shares through dealer-maintained brokerage accounts as more fully described under "Shareholder servicing and transfer agent" in the SAI. These fees are paid by the Fund's transfer agent from payments it receives under its agreement with the Fund.

                                       CLASS A       CLASS B        CLASS C       CLASS R
------------------------------------------------------------------------------------------
COMMISSION (%)                         ---           ---            1.00(3)       ---
Investment under $100,000              4.00          ---            ---           ---
$100,000 but under $250,000            2.80          ---            ---           ---
$250,000 but under $500,000            2.00          ---            ---           ---
$500,000 but under $1 million          1.60          ---            ---           ---
$1 million or more                     up to 0.75(1) ---            ---           ---
12B-1 FEE TO DEALER                    0.25%(1)      0.15(2)        0.65(4)       0.50

On accounts established prior to May 1, 2006, a dealer commission of up to 1% may be paid on Class A NAV purchases by Employer
Sponsored Retirement Plans.(1)

If any dealer commissions are paid in connection with a purchase which is subsequently rejected or results in any trading restriction placed on the purchaser as a result of a determination by the Fund's manager or transfer agent that the purchase may be connected with trading activity that may be detrimental to the Fund as described in the Fund's "Market Timing Trading Policy," the dealer shall, upon demand, refund such commissions to Distributors.

1. For purchases at NAV where Distributors paid a prepaid commission, dealers may start to receive the 12b-1 fee in the 13th month after purchase. For purchases at NAV where Distributors did not pay a prepaid commission, dealers may start to receive the 12b-1 fee at the time of purchase.
2. After eight years, Class B shares convert to Class A shares and dealers may then receive the 12b-1 fee applicable to Class A.
3. Commission includes advance of the first year's 0.15% 12b-1 service fee. Distributors may pay a prepaid commission. However, Distributors does not pay a prepaid commission on any purchases by Employer Sponsored Retirement Plans.
4. Dealers may be eligible to receive up to 0.15% at the time of purchase and may be eligible to receive 0.65% starting in the 13th month. During the first 12 months, the full 12b-1 fee will be paid to Distributors to partially offset the commission and the prepaid service fee paid at the time of purchase. For purchases at NAV where Distributors did not pay a prepaid commission, dealers may start to receive the 12b-1 fee at the time of purchase.

OTHER DEALER COMPENSATION. Distributors may make payments from its own financial resources to certain dealers who have sold shares of the Franklin Templeton mutual funds. In the case of any one dealer, marketing support payments will not exceed the sum of 0.10% of that dealer's current year's total sales of Franklin Templeton mutual funds, and 0.05% (or 0.03%) of the total assets of equity (or fixed income) funds attributable to that dealer, on an annual basis. Marketing support payments made to organizations located outside the U.S., with respect to investments in the Fund by non-U.S. persons, may exceed this limitation. Distributors makes these payments in connection with the qualifying dealers' efforts to educate financial advisors about the Franklin Templeton funds. A number of factors will be considered in determining payments, including the qualifying dealer's sales, assets and redemption rates, and the quality of the dealer's relationship with Distributors. Distributors will, on an annual basis, determine the advisability of continuing these payments.

To the extent permitted by SEC and NASD rules and other applicable laws and regulations, Distributors may pay or allow other promotional incentives or payments to dealers.

Sale of Fund shares, as well as shares of other funds in Franklin Templeton Investments, is not considered a factor in the selection of broker-dealers to execute the Fund's portfolio transactions. Accordingly, the allocation of portfolio transactions for execution by broker-dealers that sell Fund shares is not considered marketing support payments to such broker-dealers.

You can find further details in the SAI about the payments made by Distributors and the services provided by your financial advisor. Your financial advisor may charge you additional fees or commissions other than those disclosed in this prospectus. You should ask your financial advisor for information about any payments it receives from Distributors and any services it provides, as well as about fees and/or commissions it charges.

ADVISOR CLASS

Qualifying dealers who sell Advisor Class shares may receive up to 0.25% of the amount invested. This amount is paid by Distributors from its own resources.


QUESTIONS


If you have any questions about the Fund or your account, you can write to us at P.O. Box 997151, Sacramento, CA 95899-7151. You also can call us at one of the following numbers. For your protection and to help ensure we provide you with quality service, all calls may be monitored or recorded.


                                                  HOURS (PACIFIC TIME,
DEPARTMENT NAME              TELEPHONE NUMBER     MONDAY THROUGH FRIDAY)
-----------------------------------------------------------------------------
SHAREHOLDER SERVICES         1-800/632-2301       5:30 a.m. to 5:00 p.m.
FUND INFORMATION             1-800/DIAL BEN(R)    5:30 a.m. to 5:00 p.m.
                             (1-800/342-5236)
RETIREMENT SERVICES          1-800/527-2020       5:30 a.m. to 5:00 p.m.
ADVISOR SERVICES             1-800/524-4040       5:30 a.m. to 5:00 p.m.
INSTITUTIONAL SERVICES       1-800/321-8563       6:00 a.m. to 4:00 p.m.
TDD (HEARING IMPAIRED)       1-800/851-0637       5:30 a.m. to 5:00 p.m.
AUTOMATED TELEPHONE SYSTEM   1-800/632-2301       (around-the-clock access)
                             1-800/524-4040
                             1-800/527-2020


FOR MORE INFORMATION

You can learn more about the Fund in the following documents:

ANNUAL/SEMIANNUAL REPORT TO SHAREHOLDERS

Includes a discussion of recent market conditions and Fund strategies that significantly affected Fund performance during its last fiscal year, financial statements, detailed performance information, portfolio holdings and, in the annual report only, the independent registered public accounting firm's report.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

Contains more information about the Fund, its investments and policies. It is incorporated by reference (is legally a part of this prospectus).

For a free copy of the current annual/semiannual report or the SAI, please contact your investment representative or call us at the number below. You also can view the current annual/semiannual report and the SAI online through franklintempleton.com.

You also can obtain information about the Fund by visiting the SEC's Public Reference Room in Washington, DC (phone 1-202/551-8090) or the EDGAR Database on the SEC's Internet site at http://www.sec.gov. You can obtain copies of this information, after paying a duplicating fee, by writing to the SEC's Public Reference Section, Washington, DC 20549-0102 or by electronic request at the following email address: publicinfo@sec.gov.

[Insert FRANKLIN TEMPLETON INVESTMENTS logo]
One Franklin Parkway, San Mateo, CA 94403-1906
1-800/DIAL BEN(R) (1-800/342-5236)
TDD (Hearing Impaired) 1-800/851-0637
franklintempleton.com

GAIN FROM OUR PERSPECTIVE(R)



2259         Investment Company Act file #811-06243    194 P 09/07








































































FRANKLIN STRATEGIC INCOME FUND

FRANKLIN STRATEGIC SERIES

CLASS A, B, C, R & ADVISOR


STATEMENT OF ADDITIONAL INFORMATION
SEPTEMBER 1, 2007


[Insert Franklin Templeton Investments logo]

P.O. BOX 997151, SACRAMENTO, CA 95899-7151 1-800/DIAL BEN(R)


This Statement of Additional Information (SAI) is not a prospectus. It contains information in addition to the information in the Fund's prospectus. The Fund's prospectus, dated September 1, 2007, which we may amend from time to time, contains the basic information you should know before investing in the Fund. You should read this SAI together with the Fund's prospectus.

The audited financial statements and Report of Independent Registered Public Accounting Firm in the Fund's Annual Report to Shareholders, for the fiscal year ended April 30, 2007, are incorporated by reference (are legally a part of this SAI).


For a free copy of the current prospectus or annual report, contact your investment representative or call 1-800/DIAL BEN(R)
(1-800/342-5236).

CONTENTS


Goals, Strategies and Risks                 2
Officers and Trustees                      27
Fair Valuation and Liquidity               33
Proxy Voting Policies and Procedures       33
Management and Other Services              35
Portfolio Transactions                     38
Distributions and Taxes                    39
Organization, Voting Rights                46
 and Principal Holders
Buying and Selling Shares                  46
The Underwriter                            53
Performance                                55
Miscellaneous Information                  57
Description of Ratings                     58


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MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENT PRODUCTS:

o  ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE
   CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF
   THE U.S. GOVERNMENT;

o  ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR
   ENDORSED BY, ANY BANK;

o  ARE SUBJECT TO INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS
   OF PRINCIPAL.
-------------------------------------------------------------------


GOALS, STRATEGIES AND RISKS
-------------------------------------------------------------------

Generally, the policies and restrictions discussed in this SAI and in the prospectus apply when the Fund makes an investment. In most cases, the Fund is not required to sell a security because circumstances change and the security no longer meets one or more of the Fund's policies or restrictions. If a percentage restriction or limitation is met at the time of investment, a later increase or decrease in the percentage due to a change in the value or liquidity of portfolio securities will not be considered a violation of the restriction or limitation.

If a bankruptcy or other extraordinary event occurs concerning a particular security the Fund owns, the Fund may receive stock, real estate or other investments that the Fund would not, or could not, buy. If this happens, the Fund intends to sell such investments as soon as practicable while trying to maximize the return to shareholders.

The Fund has adopted certain investment restrictions as fundamental and non-fundamental policies. A fundamental policy may only be changed if the change is approved by (i) more than 50% of the Fund's outstanding shares or (ii) 67% or more of the Fund's shares present at a shareholder meeting if more than 50% of the Fund's outstanding shares are represented at the meeting in person or by proxy, whichever is less. A non-fundamental policy may be changed by the board of trustees without the approval of shareholders.

FUNDAMENTAL INVESTMENT POLICIES

The Fund's principal investment goal is to earn a high level of current income. Its secondary goal is capital appreciation over the long term.

The Fund may not:


1. Borrow money, except to the extent permitted by the Investment Company Act of 1940, as amended (the 1940 Act), or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the U.S. Securities and Exchange
Commission (SEC).

2. Act as an underwriter except to the extent the Fund may be deemed to be an underwriter when disposing of securities it owns or when selling its own shares.

3. Make loans if, as a result, more than 33-1/3% of its total assets would be lent to other persons, including other investment companies to the extent permitted by the 1940 Act or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC. This limitation does not apply to
(i) the lending of portfolio securities, (ii) the purchase of debt securities, other debt instruments, loan participations and/or engaging in direct corporate loans in accordance with its investment goals and policies, and (iii) repurchase agreements to the extent the entry into a repurchase agreement is deemed to be a loan.

4. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from (i) purchasing or selling securities or instruments secured by real estate or interests therein, securities or instruments representing interests in real estate or securities or instruments of issuers that invest, deal or otherwise engage in transactions in real estate or interests therein, and (ii) making, purchasing or selling real estate mortgage loans.

5. Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from (i) engaging in transactions involving currencies and futures contracts and options thereon or (ii) investing in securities or other instruments that are secured by physical commodities.

6. Issue senior securities, except to the extent permitted by the 1940 Act or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC.

7. Invest more than 25% of the Fund's net assets in securities of issuers in any one industry (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies).

8. Purchase the securities of any one issuer (other than the U.S. government or any of its agencies or instrumentalities or securities of other investment companies, whether registered or excluded from registration under Section 3(c) of the 1940 Act) if immediately after such investment (i) more than 5% of the value of the Fund's total assets would be invested in such issuer or
(ii) more than 10% of the outstanding voting securities of such issuer would be owned by the Fund, except that up to 25% of the value of the Fund's total assets may be invested without regard to such 5% and 10% limitations.


INVESTMENTS, TECHNIQUES, STRATEGIES AND THEIR RISKS

Certain words or phrases may be used in descriptions of Fund investment policies and strategies to give investors a general sense of the Fund's levels of investment. They are broadly identified with, but not limited to, the following percentages of Fund total assets:

      "small portion"     less than 10%
      "portion"           10% to 25%
      "significant"       25% to 50%
      "substantial"       50% to 66%
      "primary"           66% to 80%
      "predominant"       80% or more

If the Fund intends to limit particular investments or strategies to no more than specific percentages of Fund assets, the prospectus or SAI will clearly identify such limitations. The percentages above are not limitations unless specifically stated as such in the Fund's prospectus or elsewhere in this SAI.

The value of your shares will increase as the value of the securities owned by the Fund increases and will decrease as the value of the Fund's investments decreases. In this way, you participate in any change in the value of the securities owned by the Fund. In addition to the factors that affect the value of any particular security that the Fund owns, the value of the Fund's shares may also change with movements in the stock and bond markets as a whole.

ASSET-BACKED SECURITIES The Fund may invest in various asset-backed securities rated in any category by the rating agencies, including adjustable-rate asset-backed securities that have interest rates that reset at periodic intervals. The underlying assets may include, but are not limited to, receivables on home equity and credit card loans, and automobile, mobile home, and recreational vehicle loans and leases. There may be other types of asset-backed securities that are developed in the future in which the Fund may invest. Asset-backed securities are issued in either a pass-through structure (similar to a mortgage pass-through structure) or in a pay-through structure (similar to a collateralized mortgage obligation structure). In general, asset-backed securities contain shorter maturities than bonds or mortgage loans and historically have been less likely to experience substantial prepayment.

Asset-backed securities entail certain risks not presented by mortgage-backed securities, as they do not have the benefit of the same type of security interests in the underlying collateral. Credit card receivables are generally unsecured, and a number of state and federal consumer credit laws give debtors the right to set off certain amounts owed on the credit cards, thereby reducing the outstanding balance. In the case of automobile receivables, there is a risk that the holders may not have either a proper or first security interest in all of the obligations backing such receivables due to the large number of vehicles involved in a typical issuance and the technical requirements imposed under state laws. Therefore, recoveries on repossessed collateral may not always be available to support payments on securities backed by these receivables.

BANK LOANS, LOANS BY OTHER FINANCIAL INSTITUTIONS, LOAN PARTICIPATIONS AND ASSIGNMENTS OF LOANS The Fund may invest in loans made to corporate and other business entities by banks or other financial institutions (corporate loans). Such corporate loans typically pay interest rates that are re-determined periodically on the basis of a floating base lending rate such as the London Interbank Offered Rate (LIBOR) plus a premium. The Fund may acquire loan participations and other related direct or indirect corporate debt obligations (including assignments of corporate loans), in which the Fund will buy from a lender a portion of a larger loan that the lender has made to a borrower. Such loans may include term loans and, to the extent permissible for the Fund, revolving credit facilities, prefunded L/C term loans, delayed draw term loans and receivables purchase facilities.

LOANS NEGOTIATED BY THE AGENT BANK. Each type of corporate loan in which the Fund may invest typically is structured by a group of lenders. This means that the lenders participate in the negotiations with the corporate borrower and in the drafting of the terms of the corporate loan. The group of lenders often consists of commercial banks, thrift institutions, insurance companies, finance companies or other financial institutions.
The Fund will not act as the sole negotiator or sole originator for a corporate loan. One or more of the lenders usually administers the corporate loan on behalf of all the lenders; this lender is referred to as the Agent Bank.

THREE WAYS TO INVEST IN CORPORATE LOANS. The Fund may invest in corporate loans in one of three ways. The Fund may: (i) make a direct investment in a corporate loan by participating as one of the lenders; (ii) purchase a participation interest in a corporate loan; or (iii) purchase an assignment of a corporate loan. Participation interests are interests issued by a lender or other financial institution, which represent a fractional interest in a corporate loan. The Fund may acquire participation interests from a lender or other holders of participation interests. An assignment represents a portion of a corporate loan previously attributable to a different lender. Unlike a participation interest, the Fund will generally become a lender for the purposes of the relevant corporate loan agreement by purchasing an assignment.

1. DIRECT INVESTMENTS IN CORPORATE LOANS. It can be advantageous to the Fund to make a direct investment in a corporate loan as one of the lenders. When a new issue is purchased, such an investment is typically made at par. This means that the Fund receives a return at the full interest rate for the corporate loan. Secondary purchases of loans may be made at par, at a premium from par or at a discount from par. When the Fund invests in a participation interest in, or an assignment of, a corporate loan, the Fund may pay a fee or forgo a portion of the interest payment. Consequently, the Fund's return on such an investment may be lower than it would have been if the Fund had made a direct investment in the underlying corporate loan. The Fund may be able, however, to invest in corporate loans only through participation interests or assignments at certain times when reduced direct investment opportunities in corporate loans may exist.

2. ASSIGNMENTS OF CORPORATE LOANS. If the Fund purchases an assignment of a corporate loan from a lender, the Fund will step into the shoes of the original lender and will have direct contractual rights against the corporate borrower in favor of the lenders. An assignment from a lender gives the Fund the right to receive payments directly from the corporate borrower and to enforce its rights as a lender directly against the corporate borrower.

3. PARTICIPATION INTERESTS IN CORPORATE LOANS. In contrast to an assignment, if the Fund purchases a participation interest either from a lender or a participant, the Fund typically will have established a direct contractual relationship with the seller of the participation interest, but not with the corporate borrower. Consequently, the Fund is subject to the credit risk of the lender or participant who sold the participation interest to the Fund, in addition to the usual credit risk of the corporate borrower. Therefore, when the Fund invests in corporate loans through the purchase of participation interests, its manager may consider the creditworthiness of the Agent Bank and any lenders and participants interposed between the Fund and the corporate borrower. These parties are referred to as Intermediate Participants.

Loan participations, however, may enable the Fund to acquire an interest in a loan from a financially strong borrower, which it could not do directly. While loan participations generally trade at par value, the Fund may buy participations trading at a premium and also may be permitted to buy loan participations that sell at a discount because of the borrower's credit problems or other issues associated with the credit risk of the loan. To the extent the credit problems are resolved, loan participations may appreciate in value.

In the event the corporate borrower fails to pay principal and interest when due, the Fund may have to assert rights against the borrower through an Intermediate Participant. This may subject the Fund to delays, expenses and risks that are greater than those that would be involved if the Fund could enforce its rights directly against the corporate borrower. Moreover, under the terms of a participation interest, the Fund may be regarded as a creditor of the Intermediate Participant rather than of the corporate borrower. This means that the Fund does not have any direct contractual rights against the corporate borrower. Also, in the event of the insolvency of the lender or Intermediate Participant who sold the participation interest to the Fund, the Fund may not have any exclusive or senior claim with respect to the lender's interest in the corporate loan, or in the collateral securing the corporate loan. Consequently, the Fund may not benefit directly from the collateral supporting the underlying corporate loan. There is a risk that the Intermediate Participant may become insolvent. Similar risks may arise with respect to the Agent Bank, as described below.

OBLIGATIONS TO MAKE FUTURE ADVANCES. For revolving credit facility corporate loans ("revolvers") and some types of delayed draw loans, lenders, including the Fund, and Intermediate Participants may have an obligation to make future advances to the corporate borrower at the demand of the borrower and may have certain other obligations pursuant to the terms of these types of corporate loans. Receivables purchase facilities may be structured as revolvers that are secured by the borrower's receivables.


For these loans, the Fund or its custodian will segregate on the books of the Fund an amount of equivalent value to meet such future obligations. This amount will be in the form of cash or other liquid assets. Because the Fund will maintain a sufficient amount by segregating such assets on the books for such contingent obligations, the manager believe that such obligations do not constitute senior securities under the 1940 Act as interpreted by the SEC.


DELAYED DRAW TERM LOANS. Delayed draw term loans are similar to revolvers, except that once drawn upon by the borrower during the commitment period, they remain permanently drawn and become term loans. They have characteristics of both revolvers and term loans, in that, before they are drawn upon by the borrower, they are similar to a revolver; however when they are drawn upon, they become fully and permanently drawn and are identical to term loans. These delayed draw term loans may be drawn upon by the borrower for the given commitment period for various purposes, including making acquisitions. The borrower pays a fee during the commitment period (a ticking fee). Upon funding, when a loan is drawn upon, the loan becomes permanently funded and repaid amounts may not be reborrowed.

PREFUNDED L/C TERM LOANS. A prefunded L/C term loan (prefunded L/C loan) is a facility created by the borrower in conjunction with the Agent Bank as issuers of the loan, and the prefunded L/C loan is backed by letters of credit (each letter, an "L/C"). Each participant in a prefunded L/C loan (sometimes referred to as a funded letter of credit facility) fully funds its commitment amount to the Agent Bank for the facility. The funds are held and invested by the Agent Bank and held solely to satisfy a prefunded L/C loan lender's obligation to the Agent Bank under the facility. The funds paid by the lenders are invested by the Agent Bank as deposits that pay interest, usually approximating a benchmark rate, such as LIBOR, which goes to the borrower. Generally, the borrower, via the Agent Bank, pays the lenders an interest rate, equivalent to the fully drawn spread plus the benchmark rate, usually LIBOR. The funds will be returned to the Fund as a lender upon termination of the prefunded L/C loan (and upon satisfaction of all obligations). Under the terms of the prefunded L/C loan agreement, a lender, such as the Fund, may sell and assign all or a portion of its interest in the loan to another lender so long as the other lender is eligible and agrees to the terms and conditions of the prefunded L/C loan agreement.

Whenever the borrower needs funds, it draws against the prefunded L/C loan and the Agent Bank makes payment to the borrower by withdrawing some of the amount invested as deposits. Consequently, the lenders do not have to advance any additional funds at the time the borrower draws against the prefunded L/C loan facility. The prefunded L/C loan can be structured from the standpoint of the borrower as either (i) a revolving credit facility, where the borrower can reborrow, during the term of the loan, moneys it has paid back to the facility during the term of the loan, or (ii) a delayed draw term loan where the borrower may not reborrow, during the term of the loan, moneys it has paid back to the facility during the term of the loan.

RISKS OF INVESTMENTS IN CORPORATE LOANS

CREDITWORTHINESS. Indebtedness of companies with poor creditworthiness involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, the Fund bears a substantial risk of losing the entire amount invested. In addition, loans may be issued in leveraged or highly leveraged transactions. This means that the borrower is assuming large amounts of debt in order to have large amounts of financial resources to attempt to achieve its business objectives; there is no guarantee, however, that the borrower will achieve its business objectives. Loans issued in leveraged or highly leveraged transactions are subject to greater credit risks than other loans, including an increased possibility that the borrower may default or go into bankruptcy and the Fund having more difficulty selling such investments because they are less liquid. The value of such loans is also more volatile.

NONPAYMENT OF INTEREST AND/OR PRINCIPAL. Corporate loans and other floating-rate debt instruments are subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to the Fund, a reduction in the value of the investment and a potential decrease in the net asset value of the Fund.

INSUFFICIENT COLLATERAL. Some corporate loans may be secured by collateral, which may consist of various types of assets or interests including intangible assets, working capital assets, such as accounts receivable or inventory, or tangible fixed assets, such as real property, buildings and equipment, intangible assets, such as trademarks, copyrights and patent rights, or security interests in securities of subsidiaries or
affiliates.   The value of the collateral, however, may decline
following investment by the Fund. Also, collateral may be difficult to sell and there are other risks which may cause the collateral to be insufficient in the event of a default. Consequently, there can be no assurance that the liquidation of any collateral securing a corporate loan would satisfy the borrower's obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. In the event of bankruptcy of a borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing a corporate loan. Collateral securing a corporate loan may lose all or substantially all of its value in the event of bankruptcy of a borrower. Some corporate loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate the corporate loans to currently existing or future indebtedness of the corporate borrower or take other action detrimental to the holders of the corporate loans including, in certain circumstances, invalidating such corporate loans or causing interest previously paid to be refunded to the borrower. If interest were required to be refunded, it could negatively affect the Fund's performance.

PUBLICLY AVAILABLE INFORMATION AND RATINGS. Many corporate loans in which the Fund may invest may not be rated by a rating agency, will not be registered with the SEC or any state securities commission and will not be listed on any national securities exchange. The amount of public information available with respect to corporate loans will generally be less than that available for registered or exchange listed securities. In evaluating the creditworthiness of borrowers, the manager may consider, and may rely in part, on analyses performed by others. Borrowers may have outstanding debt obligations that are rated below investment grade by a rating agency. Corporate loans held by the Fund directly or as a participation interest or assignment of the loan may be assigned ratings below investment grade by a rating agency, or unrated but judged by the manager to be of comparable quality.

LIQUIDITY OF CORPORATE LOANS. The manager generally considers corporate loans, loan participations and assignments of corporate loans to be liquid. To the extent such investments are deemed to be liquid by the manager, they will not be subject to the Fund's restrictions on investments in illiquid securities. Prefunded L/C term loans, delayed draw loans and receivables purchase facilities are somewhat newer types of loans to corporations, but generally also permit the lenders, including the Fund to assign and transfer their interests in such loans to other parties. Generally, a liquid market with institutional buyers exists for such interests. The manager monitors each type of loan and/or loan interest in which the Fund is invested to determine whether it is liquid consistent with the liquidity procedures adopted by the Fund.

However, no active trading market may exist for some corporate loans and some corporate loans may be subject to restrictions on resale. A secondary market in corporate loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may impair the ability to realize full value and thus cause a material decline in the Fund's net asset value. In addition, the Fund may not be able to readily dispose of its corporate loans at prices that approximate those at which the Fund could sell such loans if they were more widely-traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. During periods of limited supply and liquidity of corporate loans, the Fund's yield may be lower.

RISKS BASED ON AGENT BANKS AND/OR INTERMEDIATE PARTICIPANTS. The Agent Bank is a lender that administers the corporate loan. The Agent Bank typically is responsible for collecting principal, interest and fee payments from the corporate Borrower. The Agent Bank then distributes these payments to all lenders that are parties to the corporate loan. The Fund will not act as an Agent Bank. The Fund generally will rely on the Agent Bank or an Intermediate Participant to collect its portion of the payments. The Fund will also rely on the Agent Bank to take appropriate actions against a corporate borrower that is not making payments as scheduled. Typically, the Agent Bank is given broad discretion in enforcing the terms of the corporate loan, and is required to use only the same care it would use in the management of its own property. The corporate borrower compensates the Agent Bank for these services. Such compensation may include special fees paid at the start of corporate loans and other fees paid on a continuing basis.

In the event that a corporate borrower becomes bankrupt or insolvent, the borrower may attempt to assert certain legal defenses as a result of improper conduct by the Agent Bank or Intermediate Participant.

There is a risk that an Agent Bank may have financial difficulty. An Agent Bank could even declare bankruptcy, or have a receiver, conservator, or similar official appointed for it by a regulatory authority. If this happens, assets held by the Agent Bank under the corporate loan should remain available to holders of corporate loans, including the Fund. However, a regulatory authority or court may determine that assets held by the Agent Bank for the benefit of the Fund are subject to the claims of the Agent Bank's general or secured creditors. The Fund might incur costs and delays in realizing payment on a corporate loan or might suffer a loss of principal or interest. Similar risks arise in situations involving Intermediate Participants, as described above.

CONVERTIBLE AND SYNTHETIC CONVERTIBLE SECURITIES A convertible security is generally a debt obligation or preferred stock that may be converted within a specified period of time into a certain amount of common stock of the same or a different issuer. A convertible security provides a fixed-income stream and the opportunity, through its conversion feature, to participate in the capital appreciation resulting from a market price advance in its underlying common stock. As with a straight fixed-income security, a convertible security tends to increase in market value when interest rates decline and decrease in value when interest rates rise. Like a common stock, the value of a convertible security also tends to increase as the market value of the underlying stock rises, and it tends to decrease as the market value of the underlying stock declines. Because both interest rate and market movements can influence its value, a convertible security is not as sensitive to interest rates as a similar fixed-income security, nor is it as sensitive to changes in share price as its underlying stock.

A convertible security is usually issued either by an operating company or by an investment bank. When issued by an operating company, a convertible security tends to be senior to common stock, but may be subordinate to other types of fixed-income securities issued by that company. A convertible security may be subject to redemption by the issuer, but only after a specified date and under circumstances established at the time the security is issued. When a convertible security issued by an operating company is "converted," the operating company often issues new stock to the holder of the convertible security. However, if the convertible security is redeemable and the parity price of the convertible security is less than the call price, the operating company may pay out cash instead of common stock.

If the convertible security is issued by an investment bank, the security is an obligation of and is convertible through the issuing investment bank. The issuer of a convertible security may be important in determining the security's true value. This is because the holder of a convertible security will have recourse only to the issuer.

While the Fund uses the same criteria to rate a convertible debt security that it uses to rate a more conventional debt security, a convertible preferred stock is treated like a preferred stock for the Fund's financial reporting, credit rating, and investment limitation purposes. A preferred stock is subordinated to all debt obligations in the event of insolvency, and an issuer's failure to make a dividend payment is generally not an event of default entitling the preferred shareholder to take action. A preferred stock generally has no maturity date, so that its market value is dependent on the issuer's business prospects for an indefinite period of time. In addition, distributions from preferred stock are dividends, rather than interest payments.

SYNTHETIC CONVERTIBLES. A synthetic convertible is created by combining distinct securities which together possess the two principal characteristics of a true convertible security, i.e., fixed income and the right to acquire the underlying equity security. This combination is achieved by investing in nonconvertible fixed-income securities and in warrants or stock or stock index call options which grant the holder the right to purchase a specified quantity of securities within a specified period of time at a specified price or to receive cash in the case of stock index options.

Synthetic convertible securities are generally not considered to be "equity securities" for purposes of the Fund's investment policy regarding those securities. Synthetic convertibles are typically offered by financial institutions and investment banks in private placement transactions. Upon conversion, the Fund generally receives an amount in cash equal to the difference between the conversion price and the then-current value of the underlying security.

Synthetic convertible securities differ from true convertible securities in several respects. The value of a synthetic convertible is the sum of the values of its fixed-income component and its convertibility component. Thus, the values of a synthetic convertible and a true convertible security will respond differently to market fluctuations. Further, although the manager expects normally to create synthetic convertibles whose two components represent one issuer, the character of a synthetic convertible allows the Fund to combine components representing distinct issuers, or to combine a fixed income security with a call option on a stock index, when the manager determines that such a combination would better promote the Fund's investment goals. In addition, the component parts of a synthetic convertible security may be purchased simultaneously or separately; and the holder of a synthetic convertible faces the risk that the price of the stock, or the level of the market index underlying the convertibility component will decline.


CREDIT-LINKED SECURITIES The Fund may invest in credit-linked securities. Credit-linked securities are debt securities that represent an interest in a pool of, or are otherwise collateralized by, one or more corporate debt obligations or credit default swaps on corporate debt or bank loan obligations. Such debt obligations may represent the obligations of one or more corporate issuers. The Fund has the right to receive periodic interest payments from the issuer of the credit-linked security (usually the seller of the underlying credit default swap(s)) at an agreed-upon interest rate, and a return of principal at the maturity date.


The Fund bears the risk of loss of its principal investment, and the periodic interest payments expected to be received for the duration of its investment in the credit-linked security, in the event that one or more of the debt obligations underlying bonds or debt obligations underlying the credit default swaps go into default or otherwise become non-performing. Upon the occurrence of such a credit event (including bankruptcy, failure to timely pay interest or principal, or a restructuring) with respect to an underlying debt obligation (which may represent a credit event of one or more underlying obligees), the Fund will generally reduce the principal balance of the related credit-linked security by the Fund's pro rata interest in the par amount of the defaulted underlying debt obligation in exchange for the actual value of the defaulted underlying obligation or the defaulted underlying obligation itself, thereby causing the Fund to lose a portion of its investment. As a result, on an ongoing basis, interest on the credit-linked security will accrue on a smaller principal balance and a smaller principal balance will be returned at maturity. To the extent a credit-linked security represents an interest in underlying obligations of a single corporate issuer, a credit event with respect to such issuer presents greater risk of loss to the Fund than if the credit-linked security represented an interest in underlying obligations of multiple corporate issuers.

In addition, the Fund bears the risk that the issuer of the credit-linked security will default or become bankrupt. In such an event, the Fund may have difficulty being repaid, or fail to be repaid, the principal amount of its investment and the remaining periodic interest payments thereon.

An investment in credit-linked securities also involves reliance on the counterparty to the swap entered into with the issuer to make periodic payments to the issuer under the terms of the credit default swap. Any delay or cessation in the making of such payments may be expected in certain instances to result in delays or reductions in payments to the Fund as an investor in such credit-linked securities. Additionally, credit-linked securities are typically structured as limited recourse obligations of the issuer of such securities such that the securities issued will usually be obligations solely of the issuer and will not be obligations or responsibilities of any other person.

Most credit-linked securities are structured as Rule 144A securities so that they may be freely traded among institutional buyers. The Fund will generally only purchase credit-linked securities which are determined to be liquid in accordance with the Fund's liquidity guidelines. However, the market for credit-linked securities may be, or suddenly can become, illiquid. The other parties to the transaction may be the only investors with sufficient understanding of the derivative to be interested in bidding for it. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for credit-linked securities. In certain cases, a market price for a credit-linked security may not be available or may not be reliable, and the Fund could experience difficulty in selling such security at a price the investment manager believes is fair. In the event a credit-linked security is deemed to be illiquid, the Fund will include such security in calculating its limitation on investments in illiquid securities.

The value of a credit-linked security will typically increase or decrease with any change in value of the underlying debt obligations, if any, held by the issuer and the credit default swap. Further, in cases where the credit-linked security is structured such that the payments to the Fund are based on amounts received in respect of, or the value of performance of, any underlying debt obligations specified in the terms of the relevant credit default swap, fluctuations in the value of such obligation may affect the value of the credit-linked security.

The collateral of a credit-linked security may be one or more credit default swaps, which are subject to additional risks. See
"Swap agreements" for a description of additional risks associated with credit default swaps.

DEBT SECURITIES A debt security typically has a fixed payment schedule that obligates the issuer to pay interest to the lender and to return the lender's money over a certain time period. A company typically meets its payment obligations associated with its outstanding debt securities before it declares and pays any dividend to holders of its equity securities. Bonds, notes, and commercial paper differ in the length of the issuer's payment schedule, with bonds carrying the longest repayment schedule and commercial paper the shortest.


The Fund may also invest in debt securities that have floating or variable payment schedules. These securities include floating rate notes issued by governments and corporate issuers, certain U.S. government issues, such as Treasury Inflation-Protected Securities (TIPS), and adjustable-rate asset-backed securities.


The market value of debt securities generally varies in response to changes in interest rates and the financial condition of each issuer. During periods of declining interest rates, the value of debt securities generally increases. Conversely, during periods of rising interest rates, the value of such securities generally declines. These changes in market value will be reflected in the Fund's net asset value per share.


RATINGS. Various investment services publish ratings of some of the debt securities in which the Fund may invest. Higher yields are ordinarily available from securities in the lower rating categories, such as securities rated BB or lower by Standard & Poor's (S&P(R)) or Ba or lower by Moody's Investors Service (Moody's) or from unrated securities deemed by the Fund's manager to be of comparable quality. Such high-yield securities are considered to be below "investment grade" and are sometimes referred to as "junk bonds." These ratings represent the opinions of the rating services with respect to the issuer's ability to pay interest and repay principal. They do not purport to reflect the risk of fluctuations in market value and are not absolute standards of quality.


If the rating on an issue held in the Fund's portfolio is changed by the rating service or the security goes into default, this event will be considered by the Fund in its evaluation of the overall investment merits of that security but will not generally result in an automatic sale of the security.

HIGH YIELD DEBT SECURITIES. Because the Fund may invest in securities below investment grade, an investment in the Fund is subject to a higher degree of risk than an investment in a fund that invests primarily in higher-quality securities. You should consider the increased risk of loss to principal that is present with an investment in higher risk securities, such as those in which the Fund invests. Accordingly, an investment in the Fund should not be considered a complete investment program and should be carefully evaluated for its appropriateness in light of your overall investment needs and goals.

The market value of high yield, lower-quality fixed-income securities, or junk bonds, tends to reflect individual developments affecting the issuer to a greater degree than the market value of higher-quality securities, which react primarily to fluctuations in the general level of interest rates. Lower-quality securities also tend to be more sensitive to economic conditions than higher-quality securities.

Issuers of high yield, fixed-income securities are often highly leveraged and may not have more traditional methods of financing available to them. Therefore, the risk associated with buying the securities of these issuers is generally greater than the risk associated with higher-quality securities. For example, during an economic downturn or a sustained period of rising interest rates, issuers of lower-quality securities may experience financial stress and may not have sufficient cash flow to make interest payments. The issuer's ability to make timely interest and principal payments may also be adversely affected by specific developments affecting the issuer, including the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing.

The risk of loss due to default may also be considerably greater with lower-quality securities because they are generally unsecured and are often subordinated to other creditors of the issuer. If the issuer of a security in the Fund's portfolio defaults, the Fund may have unrealized losses on the security, which may lower the Fund's net asset value. Defaulted securities tend to lose much of their value before they default. Thus, the Fund's net asset value may be adversely affected before an issuer defaults. In addition, the Fund may incur additional expenses if it must try to recover principal or interest payments on a defaulted security.

The Fund may invest in unrated bonds and in rated bonds of any rating. The Fund may invest up to 10% of its assets in defaulted debt securities. An investment in a defaulted debt security risks loss of the entire investment.

High yield, fixed-income securities frequently have call or buy-back features that allow an issuer to redeem the securities from the Fund. Although these securities are typically not callable for a period of time, usually for three to five years from the date of issue, if an issuer calls its securities during periods of declining interest rates, the manager may find it necessary to replace the securities with lower-yielding securities, which could result in less net investment income for the Fund. The premature disposition of a high yield security due to a call or buy-back feature, the deterioration of an issuer's creditworthiness, or a default by an issuer may make it more difficult for the Fund to manage the timing of its income. To generate cash to satisfy these distribution requirements, the Fund may have to sell portfolio securities that it otherwise may have continued to hold or use cash flows from other sources, such as the sale of Fund shares.

Lower quality, fixed-income securities may not be as liquid as higher-quality securities. Reduced liquidity in the secondary market may have an adverse impact on market price of a security and on the Fund's ability to sell a security in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer, or if necessary to meet the Fund's liquidity needs. Reduced liquidity may also make it more difficult to obtain market quotations based on actual trades for purposes of valuing the Fund's portfolio.

The Fund may buy high yield, fixed-income securities that are sold without registration under the federal securities laws and therefore carry restrictions on resale. While many high yielding securities have been sold with registration rights, covenants, and penalty provisions for delayed registration, if the Fund is required to sell restricted securities before the securities have been registered, it may be deemed an underwriter of the securities under the Securities Act of 1933, as amended (the 1933
Act), which entails special responsibilities and liabilities. The Fund may also incur special costs in disposing of restricted securities, although the Fund will generally not incur any costs when the issuer is responsible for registering the securities.

The Fund may buy high yield, fixed-income securities during an initial underwriting. These securities involve special risks because they are new issues. The manager will carefully review their credit and other characteristics. The Fund has no arrangement with its underwriter or any other person concerning the acquisition of these securities.

The Fund relies on the manager's judgment, analysis, and experience in evaluating the creditworthiness of an issuer. In this evaluation, the manager takes into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management, and regulatory matters.

MUNICIPAL SECURITIES. The Fund may invest a portion of its assets in municipal securities. Municipal securities are issued by state and local governments, their agencies and authorities, as well as by the District of Columbia and U.S. territories and possessions, to borrow money for various public or private projects. The issuer pays a fixed, floating or variable rate of interest, and must repay the amount borrowed (the "principal") at maturity. Municipal securities generally pay interest free from federal income tax.

EQUITY SECURITIES represent a proportionate share of the ownership of a company; their value is based on the success of the company's business and the value of its assets, as well as general market conditions. The purchaser of an equity security typically receives an ownership interest in the company as well as certain voting rights. The owner of an equity security may participate in a company's success through the receipt of dividends, which are distributions of earnings by the company to its owners. Equity security owners may also participate in a company's success or lack of success through increases or decreases in the value of the company's shares as traded in the public trading market for such shares. Equity securities generally take the form of common stock or preferred stock, as well as securities convertible into common stocks. Preferred stockholders typically receive greater dividends but may receive less appreciation than common stockholders and may have different voting rights as well. Equity securities may also include convertible securities, warrants, or rights. Warrants or rights give the holder the right to buy a common stock at a given time for a specified price.

FOREIGN INVESTMENTS Securities of companies of foreign nations are subject to substantial risks, which are in addition to the usual risks inherent in domestic investments.

There may be less publicly available information about foreign companies comparable to the reports and ratings published about companies in the U.S. Foreign companies are not generally subject to uniform accounting or financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. The Fund, therefore, may encounter difficulty in obtaining market quotations for purposes of valuing its portfolio and calculating its net asset value. Foreign markets have substantially less volume than the NYSE, and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commission rates in foreign countries, which are generally fixed rather than subject to negotiation as in the U.S., are likely to be higher. In many foreign countries there is less government supervision and regulation of stock exchanges, brokers, and listed companies than in the U.S. Through the Fund's flexible policy, management endeavors to avoid unfavorable consequences and to take advantage of favorable developments in particular nations where, from time to time, it places the Fund's investments. The exercise of this flexible policy may include decisions to purchase securities with substantial risk characteristics and other decisions such as changing the emphasis on investments from one nation to another and from one type of security to another. Some of these decisions may later prove profitable and others may not. No assurance can be given that profits, if any, will exceed losses.

DEVELOPING COUNTRIES. Investments in companies domiciled in developing countries may be subject to potentially higher risks than investments in developed countries. These risks include: (i) less social, political, and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict the Fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation;
(v) the absence of developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until recently in certain Eastern European countries, of a capital market structure or market-oriented economy; and (vii) the possibility that recent favorable economic developments in Eastern Europe may be slowed or reversed by unanticipated political or social events in such countries.

In addition, many countries in which the Fund may invest have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain countries. Moreover, the economies of some developing countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency, and balance of payments position.

RUSSIA. Investing in Russian companies involves a high degree of risk and special considerations not typically associated with investing in the U.S. securities markets, and should be considered highly speculative. Such risks include, together with Russia's continuing political and economic instability and the slow-paced development of its market economy, the following: (a) delays in settling portfolio transactions and risk of loss arising out of Russia's system of share registration and custody;
(b) the risk that it may be impossible or more difficult than in other countries to obtain and/or enforce a judgment; (c) pervasiveness of corruption, insider trading, and crime in the Russian economic system; (d) currency exchange rate volatility and the lack of available currency hedging instruments; (e) higher rates of inflation (including the risk of social unrest associated with periods of hyper-inflation); (f) controls on foreign investment and local practices disfavoring foreign investors and limitations on repatriation of invested capital, profits, and dividends, and on the Fund's ability to exchange local currencies for U.S. dollars; (g) the risk that the government of Russia or other executive or legislative bodies may decide not to continue to support the economic reform programs implemented since the dissolution of the Soviet Union and could follow radically different political and/or economic policies to the detriment of investors, including non-market-oriented policies such as the support of certain industries at the expense of other sectors or investors, a return to the centrally planned economy that existed prior to the dissolution of the Soviet Union, or the nationalization of privatized enterprises; (h) the risks of investing in securities with substantially less liquidity and in issuers having significantly smaller market capitalization, when compared to securities and issuers in more developed markets; (i) the difficulties associated in obtaining accurate market valuations of many Russian securities, based partly on the limited amount of publicly available information;
(j) the financial condition of Russian companies, including large amounts of inter-company debt which may create a payments crisis on a national scale; (k) dependency on exports and the corresponding importance of international trade; (l) the risk that the Russian tax system will not be reformed to prevent inconsistent, retroactive and/or exorbitant taxation or, in the alternative, the risk that a reformed tax system may result in the inconsistent and unpredictable enforcement of the new tax laws; (m) possible difficulty in identifying a purchaser of securities held by the Fund due to the underdeveloped nature of the securities markets; (n) the possibility that pending legislation could restrict the levels of foreign investment in certain industries, thereby limiting the number of investment opportunities in Russia; (o) the risk that pending legislation would confer to Russian courts the exclusive jurisdiction to resolve disputes between foreign investors and the Russian government, instead of bringing such disputes before an internationally-accepted third-country arbitrator; and (p) the difficulty in obtaining information about the financial condition of Russian issuers, in light of the different disclosure and accounting standards applicable to Russian companies.

There is little long-term historical data on Russian securities markets because they are relatively new, and a substantial proportion of securities transactions in Russia is privately negotiated outside of stock exchanges. Because of the recent formation of the securities markets as well as the underdeveloped state of the banking and telecommunications systems, settlement, clearing, and registration of securities transactions are subject to significant risks. Ownership of shares (except where shares are held through depositories that meet the requirements of the 1940 Act) is defined according to entries in the company's share register and normally evidenced by extracts from the register or by formal share certificates. However, there is no central registration system for shareholders, and these services are carried out by the companies themselves or by registrars located throughout Russia. These registrars are not necessarily subject to effective state supervision, nor are they licensed with any governmental entity, and it is possible for the Fund to lose its registration through fraud, negligence, or even mere oversight. While the Fund will endeavor to ensure that its interest continues to be appropriately recorded either itself or through a custodian or other agent inspecting the share register and by obtaining extracts of share registers through regular confirmations, these extracts have no legal enforceability, and it is possible that subsequent illegal amendment or other fraudulent act may deprive the Fund of its ownership rights or improperly dilute its interests. In addition, while applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for the Fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Furthermore, although a Russian public enterprise with more than 500 shareholders is required by law to contract out the maintenance of its shareholder register to an independent entity that meets certain criteria, in practice this regulation has not always been strictly enforced. Because of this lack of independence, management of a company may be able to exert considerable influence over who can purchase and sell the company's shares by illegally instructing the registrar to refuse to record transactions in the share register. In addition, so-called "financial-industrial groups" have emerged in recent years that seek to deter outside investors from interfering in the management of companies they control. These practices may prevent the Fund from investing in the securities of certain Russian companies deemed suitable by the manager. Further, this also could cause a delay in the sale of Russian company securities by the Fund if a potential purchaser is deemed unsuitable, which may expose the Fund to potential loss on the investment.

FOREIGN CURRENCIES. The Fund's manager endeavors to buy and sell foreign currencies on as favorable a basis as practicable. Some price spread on currency exchange (to cover service charges) may be incurred, particularly when the Fund changes investments from one country to another or when proceeds of the sale of shares in U.S. dollars are used for the purchase of securities in foreign countries. Also, some countries may adopt policies that would prevent the Fund from transferring cash out of the country or withhold portions of interest and dividends at the source. There is the possibility of cessation of trading on national exchanges, expropriation, nationalization, or confiscatory taxation, withholding, and other foreign taxes on income or other amounts, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability, or diplomatic developments that could affect investments in securities of issuers in foreign nations.

The Fund may be affected either favorably or unfavorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations, and by indigenous economic and political developments. Some countries in which the Fund may invest may also have fixed or managed currencies that are not free-floating against the U.S. dollar. Furthermore, certain currencies may not be internationally traded.

Certain of these currencies have experienced a steady devaluation relative to the U.S. dollar. Any devaluations in the currencies in which the Fund's portfolio securities are denominated may have a detrimental impact on the value of the Fund's shares.

FORWARD CURRENCY EXCHANGE CONTRACTS. The Fund may enter into forward currency exchange contracts (forward contract(s)) in an attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies or to enhance income. A forward contract is an obligation to buy or sell a specific currency for an agreed price at a future date that is individually negotiated and privately traded by currency traders and their customers.

The Fund may construct an investment position by combining a debt security denominated in one currency with a forward contract calling for the exchange of that currency for another currency. The investment position is not itself a security but is a combined position (i.e., a debt security coupled with a forward contract) that is intended to be similar in overall performance to a debt security denominated in the same currency.

For example, a British pound-denominated position could be constructed by buying a euro-denominated debt security and simultaneously entering into a forward contract to exchange an equal amount of euros for pounds at a future date and at a specified exchange rate. With such a transaction, the Fund may be able to receive a return that is substantially similar from a yield and currency perspective to a direct investment in British pound debt securities while achieving other benefits from holding the underlying security. The Fund may experience slightly different results from its use of such combined investment positions as compared to its purchase of a debt security denominated in the particular currency subject to the forward contract. This difference may be enhanced or offset by premiums that may be available in connection with the forward contract.

The Fund may also enter into a forward contract in order to "lock in" the U.S. dollar price of that security. Additionally, when the Fund believes that a foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency; or when the Fund believes that the U.S. dollar may suffer a substantial decline against a foreign currency, it may enter into a forward contract to buy that foreign currency for a fixed dollar amount.

The Fund usually effects forward contracts on a spot (i.e., cash) basis at the spot rate prevailing in the foreign exchange market. Some price spread on currency exchange (to cover service charges) will be incurred when the Fund converts assets from one currency to another.

To limit potential risks in connection with the purchase of currency under forward contracts, cash, cash equivalents, or readily marketable debt securities equal to the amount of the purchase will be segregated by appropriate notation on the books of the Fund or its custodian to be used to pay for the commitment, or the Fund will cover any commitments under these contracts to sell currency by owning the underlying currency (or an absolute right to acquire such currency). The segregated assets will be marked-to-market daily. The ability of the Fund to enter into forward contracts is limited only to the extent such forward contracts would, in the opinion of the manager, impede portfolio management or the ability of the Fund to honor redemption requests.

Forward contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies or between foreign currencies. Unanticipated changes in currency exchange rates also may result in poorer overall performance for the Fund than if it had not entered into such contracts.

ILLIQUID SECURITIES It is the policy of the Fund that illiquid securities (including illiquid equity securities, illiquid defaulted debt securities, illiquid loan participations, securities with legal or contractual restrictions on resale, repurchase agreements of more than seven days duration, and other securities which are not readily marketable) may not constitute more than 10% of the value of the Fund's total net assets. Generally, an "illiquid security" is any security that cannot be disposed of promptly and in the ordinary course of business at approximately the amount at which the Fund has valued the instrument. Subject to this limitation, the Fund's board of trustees has authorized the Fund to invest in restricted securities where such investment is consistent with the Fund's investment goals and has authorized such securities to be considered liquid to the extent the manager determines that there is a liquid institutional or other market for such securities - such as, restricted securities which may be freely transferred among qualified institutional buyers pursuant to Rule 144A under the 1933 Act, and for which a liquid institutional market has developed. The board will review on a monthly basis any determination by the manager to treat a restricted security as liquid, including the manager's assessment of current trading activity and the availability of reliable price information. In determining whether a restricted security is properly considered a liquid security, the manager and the board will take into account the following factors: (i) the frequency of trades and quotes for the security; (ii) the number of dealers willing to buy or sell the security and the number of other potential buyers; (iii) dealer undertakings to make a market in the security; and (iv) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). To the extent the Fund invests in restricted securities that are deemed liquid, the general level of illiquidity may be increased if qualified institutional buyers become uninterested in buying these securities or the market for these securities contracts.

Notwithstanding the restriction on the sale of such securities, a secondary market exists for many of these securities. As with other securities in the Fund's portfolio, if there are readily available market quotations for a restricted security, it will be valued, for purposes of determining the Fund's net asset value, within the range of the bid and ask prices. To the extent that no quotations are available, the securities will be valued at fair value in accordance with procedures adopted by the board.

The Fund's purchases of restricted securities can result in the receipt of commitment fees. For example, the transaction may involve an individually negotiated purchase of short-term increasing rate notes. Maturities for this type of security typically range from one to five years. These notes are usually issued as temporary or "bridge" financing to be replaced ultimately with permanent financing for the project or transaction that the issuer seeks to finance. Typically, at the time of commitment, the Fund receives the security and sometimes a cash commitment fee. Because the transaction could possibly involve a delay between the time the Fund commits to buy the security and the Fund's payment for and receipt of that security, the Fund will maintain, by appropriate notation on the books of the Fund or its custodian bank, cash or high-grade marketable securities having an aggregate value equal to the amount of the purchase commitments until payment is made. The Fund will not buy restricted securities in order to generate commitment fees, although the receipt of such fees will assist the Fund in achieving its principal goal of earning a high level of current income.

Notwithstanding the determinations in regard to the liquidity of restricted securities, the board remains responsible for such determinations and will consider appropriate action to maximize the Fund's liquidity and its ability to meet redemption demands if a security should become illiquid after its purchase. To the extent the Fund invests in restricted securities that are deemed liquid, the general level of illiquidity in the Fund may be increased if qualified institutional buyers become uninterested in buying these securities or the market for these securities contracts.


LOANS OF PORTFOLIO SECURITIES To generate additional income, the Fund may lend certain of its portfolio securities to qualified banks and broker-dealers. These loans may not exceed 33 1/3% of the value of the Fund's total assets, measured at the time of the most recent loan. For each loan, the borrower must maintain with the Fund's custodian collateral (consisting of any combination of cash, securities issued by the U.S. government and its agencies and instrumentalities, or irrevocable letters of credit) with a value at least equal to 100% of the current market value of the loaned securities. The Fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. The Fund also continues to receive any distributions paid on the loaned securities. The Fund may terminate a loan at any time and obtain the return of the securities loaned within the normal settlement period for the security involved.


Where voting rights with respect to the loaned securities pass with the lending of the securities, the manager intends to call the loaned securities to vote proxies, or to use other practicable and legally enforceable means to obtain voting rights, when the manager has knowledge that, in its opinion, a material event affecting the loaned securities will occur or the manager otherwise believes it necessary to vote. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in collateral in the event of default or insolvency of the borrower. The Fund will loan its securities only to parties who meet creditworthiness standards approved by the Fund's board of trustees, i.e., banks or broker-dealers that the manager has determined present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the loan.

MORTGAGE SECURITIES The Fund may invest in mortgage securities issued or guaranteed by the Government National Mortgage
Association (Ginnie Mae), Fannie Mae and Freddie Mac, adjustable rate mortgage securities (ARMS), collateralized mortgage obligations (CMOs), and stripped mortgage-backed securities, any of which may be privately issued.

Mortgage-backed securities represent an ownership interest in a pool of mortgage loans originated by mortgage bankers, commercial banks, savings and loan associations, savings banks and credit unions to finance purchases of homes, commercial buildings or other real estate. The individual mortgage loans are packaged or "pooled" together for sale to investors. These mortgage loans may have either fixed or adjustable interest rates. As the underlying mortgage loans are paid off, investors receive principal and interest payments. The primary issuers or guarantors of these securities are Ginnie Mae, Fannie Mae and Freddie Mac.

Ginnie Mae guarantees the principal and interest on Ginnie Mae securities and this guarantee is backed by the full faith and credit of the U.S. government. Ginnie Mae may borrow U.S. Treasury funds to the extent needed to make payments under its guarantee. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of mortgage-backed securities nor do they extend to the value of the Fund's shares which will fluctuate daily with market conditions.

Mortgage-backed securities from Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government. Fannie Mae and Freddie Mac mortgage securities are backed by the credit of the respective instrumentality. However, the Secretary of the Treasury has the authority to support Fannie Mae and Freddie Mac by purchasing limited amounts of their respective obligations. Fannie Mae guarantees full and timely payment of all interest and principal, and Freddie Mac guarantees timely payment of interest and the ultimate collection of principal. There is no guarantee that the government would support government agency securities and, accordingly, they may involve a risk of non-payment of principal and interest. Nonetheless, because Fannie Mae and Freddie Mac are instrumentalities of the U.S. government, these securities are generally considered to be high quality investments having minimal credit risks. The yields on these mortgage securities have historically exceeded the yields on other types of U.S. government securities with comparable maturities due largely to their prepayment risk.

Issuers of private mortgage securities are not U.S. government agencies and may be both the originators of the underlying mortgage loans as well as the guarantors of the mortgage securities. Pools of mortgage loans created by private issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government guarantees of payment. Timely payment of interest and principal is, however, generally supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. Government entities, private insurance companies or the private mortgage poolers issue the insurance and guarantees. The insurance and guarantees and the creditworthiness of their issuers will be considered when determining whether a mortgage security meets the Fund's quality standards. The Fund may buy mortgage securities without insurance or guarantees if, through an examination of the loan experience and practices of the poolers, the manager determines that the securities meet the Fund's quality standards.

The mortgage securities in which the Fund invests differ from conventional bonds in that most mortgage-backed securities are pass-through securities, which means that they provide investors with monthly payments consisting of a pro rata share of both regular interest and principal payments, as well as unscheduled early prepayments, on the underlying mortgage pool (less Ginnie Mae's, Freddie Mac's or Fannie Mae's fees and any applicable loan servicing fees). As a result, the holder of the mortgage securities (i.e., the Fund) receives monthly scheduled payments of principal and interest and may receive unscheduled principal payments representing prepayments on the underlying mortgages. When the holder reinvests the payments and any unscheduled prepayments of principal it receives, it may receive a rate of interest that is lower than the rate on the existing mortgage securities. For this reason, pass-through mortgage securities may be less effective than other types of U.S. government securities as a means of "locking in" long-term interest rates. In general, fixed-rate mortgage securities have greater exposure to this "prepayment risk."

The market value of mortgage securities, like other U.S. government securities, will generally vary inversely with changes in market interest rates, declining when interest rates rise and rising when interest rates decline. While having less risk of a decline in value during periods of rapidly rising rates, mortgage securities may also have less potential for capital appreciation than other debt securities of comparable maturities as interest rates decline, due to the increased likelihood of mortgage prepayments. An unexpected rise in interest rates could extend the average life of a mortgage security because of a lower than expected level of prepayments, potentially reducing the security's value and increasing its volatility. Coupon rates of adjustable rate mortgage securities tend to move with market interest rates, and thus their values fluctuate to a lesser degree than fixed income mortgage securities. To the extent market interest rates increase beyond applicable caps or maximum rates on ARMS or beyond the coupon rates of fixed-rate mortgage securities, the market value of the mortgage security would likely decline to the same extent as a conventional fixed-rate security. In view of these factors, the ability of the Fund to obtain a high level of total return may be limited under varying market conditions.

In addition, to the extent mortgage securities are purchased at a premium, mortgage foreclosures and unscheduled principal prepayments may result in some loss of the holder's principal investment to the extent of the premium paid. On the other hand, if mortgage securities are purchased at a discount, both a scheduled payment of principal and an unscheduled prepayment of principal will increase current and total returns and will accelerate the recognition of income that, when distributed to shareholders, will be taxable as ordinary income.

ADJUSTABLE RATE MORTGAGE SECURITIES (ARMS). ARMS, like traditional fixed income mortgage securities, are interests in pools of mortgage loans and are issued or guaranteed by a federal agency or by private issuers. Unlike traditional mortgage securities, the mortgage loans underlying ARMS carry adjustable interest rates that are reset periodically. The interest rates paid on the ARMS in which the Fund may invest are generally readjusted at intervals of one year or less, although ARMS with longer resets such as three, five, seven and ten years are also permissible investments for the Fund.

In a changing interest rate environment, this reset feature acts as a buffer to reduce sharp changes in the ARMS' value in response to normal interest rate fluctuations. However, the time interval between each interest reset causes the yield on the ARMS to lag behind changes in the market interest rate. As interest rates are reset on the underlying mortgages, the yields of the ARMS gradually realign themselves to reflect changes in market rates so that their market values remain relatively stable compared to fixed-rate mortgage securities.

As a result, ARMS also have less risk of a decline in value during periods of rising rates than if the Fund invested in more traditional long-term, fixed-rate securities. When interest rates decline, ARMS, like other mortgage securities, may have less potential for capital appreciation than other investments of comparable maturities due to the likelihood of increased prepayments of mortgages.

During periods of rising interest rates, this reset lag may result in a lower net asset value until the interest rate resets to market rates. Thus, you could suffer some principal loss if you sell your shares before the interest rates on the underlying mortgages reset to market rates. If prepayments of principal are made on the underlying mortgages during periods of rising interest rates, the Fund generally will be able to reinvest these amounts in securities with a higher current rate of return. However, the Fund will not benefit from increases in interest rates to the extent that interest rates exceed the maximum allowable annual or lifetime reset limits (or cap rates) for a particular mortgage security.

During periods of declining interest rates, the interest rates on the underlying mortgages may reset downward with a similar lag, resulting in lower yields to the Fund. As a result, the value of ARMS is unlikely to rise during periods of declining interest rates to the same extent as the value of fixed-rate securities. As with other mortgage-backed securities, declining interest rates may result in accelerated prepayments of mortgages, and the Fund may have to reinvest the proceeds from the prepayments at the lower prevailing rates.

In periods of more extreme fluctuation in interest rates, the resulting fluctuation in the value of the ARMS may affect the Fund's net asset value. Also, the Fund's net asset value could vary to the extent that current yields on mortgage-backed securities are different from market yields during interim periods between coupon reset dates.

For certain types of ARMS, the rate of amortization of principal, as well as interest payments on the underlying mortgages that collateralize the ARMS, change in accordance with movements in a pre-specified, published interest rate index. There are several categories of indices, including those based on U.S. Treasury securities, those derived from a calculated measure, such as a cost of funds index, or a moving average of mortgage rates and actual market rates. The amount of interest due to an ARMS holder is calculated by adding a specified additional amount, the "margin," to the index, subject to limitations or "caps" on the maximum and minimum interest that is charged to the mortgagor during the life of the mortgage or to maximum and minimum changes to that interest rate during a given period.

Caps and floors limit the maximum amount by which the loan rate to the residential borrower may change up or down (a) per reset or adjustment interval and (b) over the life of the loan. Some residential mortgage loans restrict periodic adjustments by limiting changes in the borrower's monthly principal and interest payments rather than limiting interest rate changes. These payment caps may result in negative amortization, which can extend the average life of the mortgage securities. Since most ARMS in the Fund's portfolio will generally have annual reset limits or caps of 100 to 200 basis points, fluctuations in interest rates above these levels could cause the mortgage securities to "cap out" and to behave more like long-term, fixed-rate debt securities.

COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS), REAL ESTATE MORTGAGE INVESTMENT CONDUITS (REMICS) AND MULTI-CLASS PASS-THROUGHS. CMOs may be issued or guaranteed by U.S. government agencies or issued by certain financial institutions and other mortgage lenders.

CMOs and REMICs may be issued by governmental or government-related entities or by private entities such as banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers and are secured by pools of mortgages backed by residential or various types of commercial properties. Privately issued CMOs and REMICs include obligations issued by private entities that are collateralized by (a) mortgage securities issued by Freddie Mac, Fannie Mae or Ginnie Mae, (b) pools of mortgages that are guaranteed by an agency or instrumentality of the U.S. government, or (c) pools of mortgages that are not guaranteed by an agency or instrumentality of the U.S. government and that may or may not be guaranteed by the private issuer.

Multi-class pass-through securities are equity interests in a trust composed of mortgage loans or other mortgage-backed securities. Payments of principal and interest on the underlying collateral provide the funds to pay the debt service on CMOs or REMICs or to make scheduled distributions on the multi-class pass-through securities. Unless the context indicates otherwise, the discussion of CMOs below may also apply to REMICs and multi-class pass-through securities.

A CMO is a mortgage-backed security that separates mortgage pools into short-, medium-, and long-term components. Each component pays a fixed rate of interest at regular intervals. These components enable an investor to predict more accurately the pace at which principal is returned. The Fund may buy CMOs that are:

(1) collateralized by pools of mortgages in which each mortgage is guaranteed as to payment of principal and interest by an agency or instrumentality of the U.S. government;

(2) collateralized by pools of mortgages in which payment of principal and interest are guaranteed by the issuer and the guarantee is collateralized by U.S. government securities; or

(3) securities in which the proceeds of the issuance are invested in mortgage securities, and payment of the principal and interest are supported by the credit of an agency or instrumentality of the U.S. government.

CMOs are issued in multiple classes. Each class, often referred to as a "tranche," is issued at a specified coupon rate or adjustable rate and has a stated maturity or final distribution date. Principal prepayments on collateral underlying CMOs may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of a CMO on a monthly, quarterly or semiannual basis. The principal and interest on the mortgages underlying CMOs may be allocated among the several classes in many ways. In a common structure, payments of principal on the underlying mortgages, including any principal prepayments, are applied to the classes of a series of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class until all other classes having an earlier stated maturity or final distribution date have been paid in full.

One or more tranches of a CMO may have coupon rates that reset periodically at a specified increment over an index, such as LIBOR. These adjustable rate tranches are known as "floating-rate CMOs." Floating-rate CMOs may be backed by fixed- or adjustable-rate mortgages. To date, fixed-rate mortgages have been more commonly used for this purpose. Floating-rate CMOs are typically issued with lifetime "caps" on the coupon rate. These caps, similar to the caps on ARMS, represent a ceiling beyond which the coupon rate may not be increased, regardless of increases in the underlying interest rate index.

Timely payment of interest and principal (but not the market value and yield) of some of these pools is supported by various forms of insurance or guarantees issued by private issuers, those who pool the mortgage assets and, in some cases, by U.S. government agencies. Prepayments of the mortgages underlying a CMO, which usually increase when interest rates decrease, will generally reduce the life of the mortgage pool, thus impacting the CMO's yield. Under these circumstances, the reinvestment of prepayments will generally be at a rate lower than the rate applicable to the original CMO.

Some of the CMOs in which the Fund may invest may have less liquidity than other types of mortgage securities. As a result, it may be difficult or impossible to sell the securities at an advantageous price or time under certain circumstances.


To the extent any privately issued CMOs in which the Fund invests are considered by the SEC to be an investment company, the Fund will limit its investments in such securities in a manner consistent with the provisions of the 1940 Act.


Yields on privately issued CMOs have been historically higher than the yields on CMOs issued and guaranteed by U.S. government agencies or instrumentalities. The risk of loss due to default on privately issued CMOs, however, is higher since the U.S. government does not guarantee them. The trustees of the Trust believe that the risk of loss from an investment in privately issued CMOs is justified by the higher yield the Fund will earn in light of the historic loss experience on these instruments.

REMICs, which are authorized under the Tax Reform Act of 1986, are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities. As with CMOs, the mortgages that collateralize the REMICs in which the Fund may invest include mortgages backed by Ginnie Maes or other mortgage pass-throughs issued or guaranteed by the U.S. government, its agencies or instrumentalities or issued by private entities, which are not guaranteed by any government agency or instrumentality.

CAPS AND FLOORS. The underlying mortgages that collateralize ARMS and CMOs will frequently have caps and floors that limit the maximum amount by which the loan rate to the borrower may change up or down (a) per reset or adjustment interval and (b) over the life of the loan. Some residential mortgage loans restrict periodic adjustments by limiting changes in the borrower's monthly principal and interest payments rather than limiting interest rate changes. These payment caps may result in negative amortization.

RESETS. The interest rates paid on ARMS and CMOs generally are readjusted at intervals of one year or less to an increment over some predetermined interest rate index, although some securities in which the Fund may invest may have intervals as long as five years. There are three main categories of indices: those based on LIBOR, those based on U.S. Treasury securities and those derived from a calculated measure such as a cost of funds index or a moving average of mortgage rates. Commonly used indices include the one-, three-, and five-year constant-maturity Treasury rates; the three-month Treasury bill rate; the 180-day Treasury bill rate; rates on longer-term Treasury securities; the 11th District Federal Home Loan Bank Cost of Funds; the National Median Cost of Funds; the one-, three-, six-month, or one-year LIBOR; the prime rate of a specific bank; or commercial paper rates. Some indices, such as the one-year constant-maturity Treasury rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Federal Home Loan Bank Cost of Funds, tend to lag behind changes in market interest rate levels and tend to be somewhat less volatile.

MORTGAGE DOLLAR ROLLS. In a mortgage dollar roll, the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. During the period between the sale and repurchase (the "roll period"), the Fund forgoes principal and interest paid on the mortgage-backed securities. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop"), as well as by the interest earned on the cash proceeds of the initial sale.

For each mortgage dollar roll transaction, the Fund will cover the roll by segregating on its books an offsetting cash position or a position of liquid securities of equivalent value. The manager will monitor the value of such securities daily to determine that the value equals or exceeds the mortgage dollar roll contract price.

Successful use of mortgage dollar rolls depends on the manager's ability to predict correctly interest rates and mortgage prepayments. The Fund could suffer a loss if the contracting party fails to perform the future transaction and the Fund is therefore unable to buy back the mortgage-backed securities it contracted to repurchase. The Fund also takes the risk that the mortgage-backed securities that it repurchases at a later date will have less favorable market characteristics than the securities originally sold (e.g., greater prepayment risk).

The Fund intends to enter into mortgage dollar rolls only with high quality government securities dealers and member banks of the Federal Reserve System as approved by the Fund's board of trustees. Although mortgage dollar rolls add leverage to the Fund's portfolio, the Fund does not consider the purchase and/or sale of a covered mortgage dollar roll to be a borrowing for purposes of the Fund's fundamental restrictions.

STRIPPED MORTGAGE-BACKED SECURITIES. The stripped mortgage-backed securities in which the Fund may invest will not be limited to those issued or guaranteed by agencies or instrumentalities of the U.S. government, although such securities are more liquid than privately issued stripped mortgage-backed securities.


Stripped mortgage-backed securities are usually structured with two classes, each receiving different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security has one class that receives some of the interest and most of the principal from the mortgage assets, while the other class receives most of the interest and the remainder of the principal. In the most extreme case, one class receives all of the interest (the interest-only or "IO" class), while the other class receives all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on the yield to maturity of any IO class held by the Fund. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to recoup its initial investment fully, even if the securities are rated in the highest rating categories, AAA or Aaa, by S&P or Moody's, respectively.

Stripped mortgage-backed securities have greater market volatility than other types of mortgage securities in which the Fund invests and are purchased and sold by institutional investors, such as the Fund, through several investment banking firms acting as brokers or dealers. Some of these securities may be illiquid. The staff of the SEC has indicated that only government-issued IO or PO securities that are backed by fixed-rate mortgages may be deemed to be liquid, if procedures with respect to determining liquidity are established by the Fund's board of trustees. The board of trustees may, in the future, adopt procedures that would permit the Fund to acquire, hold and treat as liquid government-issued IO and PO securities. At the present time, however, all such securities will be treated as illiquid and will, together with any other illiquid investments, not exceed 10% of the Fund's net assets. This position may be changed in the future, without notice to shareholders, in response to the staff's continued reassessment of this matter, as well as to changing market conditions.


Mortgage loan pools offering pass-through investments in addition to those described above may be created in the future. The mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term, fixed-rate mortgages. As new types of mortgage securities are developed and offered to investors, the Fund may invest in them if they are consistent with the Fund's goals, policies and quality standards.

OPTIONS, FUTURES AND OPTIONS ON FINANCIAL FUTURES

BOND INDEX FUTURES AND RELATED OPTIONS. The Fund may buy and sell futures contracts based on an index of debt securities and options on such futures contracts to the extent they currently exist and, in the future, may be developed. The Fund reserves the right to conduct futures and options transactions based on an index that may be developed in the future to correlate with price movements in certain categories of debt securities. The Fund's investment strategy in employing futures contracts based on an index of debt securities will be similar to that used by it in other financial futures transactions. The Fund may also buy and write put and call options on such index futures and enter into closing transactions with respect to such options.

BUYING CALL OPTIONS. The Fund may buy call options on securities that it intends to buy in order to limit the risk of a substantial increase in the market price of the security. The Fund may also buy call options on securities held in its portfolio and on which it has written call options. A call option gives the holder the right to buy the underlying securities from the option writer at a stated exercise price. Prior to its expiration, a call option may be sold in a closing sale transaction. Profit or loss from such a sale will depend on whether the amount received is more or less than the premium paid for the call option plus the related transaction costs.

BUYING PUT OPTIONS. The Fund may buy put options. As the holder of a put option, the Fund has the right to sell the underlying security or currency at the exercise price at any time during the option period. The Fund may enter into closing sale transactions with respect to put options, exercise them, or permit them to expire.

The Fund may buy a put option on an underlying security or currency owned by the Fund (a protective put) as a hedging technique in order to protect against an anticipated decline in the value of the security or currency. This hedge protection is provided only during the life of the put option when the Fund, as the holder of the put option, is able to sell the underlying security or currency at the put exercise price, regardless of any decline in the underlying security's market price or currency's exchange value. For example, a put option may be purchased in order to protect unrealized appreciation of a security or currency when the manager deems it desirable to continue to hold the security or currency because of tax considerations. The premium paid for the put option and any transaction costs would reduce any capital gain otherwise available for distribution when the security or currency is eventually sold.

The Fund may also buy put options at a time when the Fund does not own the underlying security or currency. By buying put options on a security or currency it does not own, the Fund seeks to benefit from a decline in the market price of the underlying security or currency. If the put option is not sold when it has remaining value, and if the market price of the underlying security or currency remains equal to or greater than the exercise price during the life of the put option, the Fund will lose its entire investment in the put option. In order for the purchase of a put option to be profitable, the market price of the underlying security or currency must decline sufficiently below the exercise price to cover the premium and transaction costs, unless the put option is sold in a closing sale transaction.

The Fund will commit no more than 5% of its assets to premiums when buying put options. The premium paid by the Fund when buying a put option will be recorded as an asset in the Fund's statement of assets and liabilities. This asset will be adjusted daily to the options' current market value, which will be the latest sale price at the time at which the net asset value per share of the Fund is computed, the close of the New York Stock Exchange, or, in the absence of a sale, the latest bid price. The asset will be extinguished upon expiration of the option, the writing of an identical option in a closing transaction, or the delivery of the underlying security or currency upon the exercise of the option.

CALL AND PUT OPTIONS ON SECURITIES. The Fund may write (sell) covered put and call options and buy put and call options that trade on securities exchanges and in the over-the-counter market.

FUTURES CONTRACTS. The Fund may enter into contracts for the purchase or sale for future delivery of securities and in such contracts based upon financial indices (financial futures). Financial futures contracts are commodity contracts that obligate the long or short holder to take or make delivery of a specified quantity of a financial instrument, such as a security, or the cash value of a securities index during a specified future period at a specified price. A "sale" of a futures contract means the acquisition of a contractual obligation to deliver the securities called for by the contract at a specified price on a specified date. A "purchase" of a futures contract means the acquisition of a contractual obligation to acquire the securities called for by the contract at a specified price on a specified date. Futures contracts have been designed by exchanges that have been designated "contracts markets" by the Commodity Futures Trading Commission (CFTC) and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market.

At the same time a futures contract is purchased or sold, the Fund must allocate cash or securities as a deposit payment (initial deposit or initial margin) as a partial guarantee of its performance under the contract. Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required since each day the Fund would provide or receive cash that reflects any decline or increase in the contract's value. In addition, when the Fund enters into a futures contract, it will segregate assets or "cover" its position in accordance with the 1940 Act.

Although futures contracts by their terms call for the actual delivery or acquisition of securities, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities. The offsetting of a contractual obligation is accomplished by buying (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. Since all transactions in the futures market are made, offset, or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, the Fund will incur brokerage fees when it buys or sells futures contracts.

The Fund will not engage in transactions in futures contracts or related options for speculation but only as a hedge against changes resulting from market conditions in the values of its securities or securities it intends to buy. The Fund will not enter into any stock index or financial futures contract or related option if, immediately thereafter, more than one-third of the Fund's net assets would be represented by futures contracts or related options. In addition, the Fund may not buy or sell futures contracts or related options if, immediately thereafter, the sum of the amount of margin deposits on its existing futures and related options positions and premiums paid for related options would exceed 5% of the market value of the Fund's total assets. In instances involving the purchase of futures contracts or related call options, money market instruments equal to the market value of the futures contract or related option will be segregated by appropriate notation on the books of the Fund or its custodian.

The purpose of the acquisition or sale of a futures contract is to attempt to protect the Fund from fluctuations in the price of portfolio securities without actually buying or selling the underlying security. To the extent the Fund enters into a futures contract, it will segregate by appropriate notation on the books of the Fund or its custodian, to the extent required by SEC interpretive positions, assets to cover its obligations with respect to the contract which will consist of cash, cash equivalents, or high quality debt securities from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contract and the aggregate value of the initial and variation margin payments made by the Fund with respect to such futures contracts.

FUTURE DEVELOPMENTS. The Fund may take advantage of opportunities in the area of options and futures contracts and options on futures contracts and any other derivative investments which are not presently contemplated for use by the Fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Fund's investment goals and legally permissible for the Fund.

OPTIONS ON FOREIGN CURRENCIES. The Fund may buy and write (sell) put and call options on foreign currencies traded on U.S. exchanges or in the over-the-counter markets. Like other kinds of options, the writing of an option on foreign currency will be only a partial hedge, up to the amount of the premium received, and the Fund could be required to buy or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may be an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to the Fund's position, the Fund may forfeit the entire amount of the premium plus related transaction costs.

OPTIONS ON STOCK INDEX FUTURES. The Fund may buy and sell call and put options on stock index futures to hedge against risks of market-side price movements. The need to hedge against such risks will depend on the extent of diversification of the Fund's common stock portfolio and the sensitivity of such investments to factors influencing the stock market as a whole.

Call and put options on stock index futures are similar to options on securities except that, rather than the right to buy or sell stock at a specified price, options on stock index futures give the holder the right to receive cash. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing price of the futures contract on the expiration date.

OPTIONS ON STOCK INDICES. The Fund may also buy call and put options on stock indices in order to hedge against the risk of market or industry-wide stock price fluctuations. Call and put options on stock indices are similar to options on securities except that, rather than the right to buy or sell stock at a specified price, options on a stock index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying stock index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike stock options, all settlements are in cash, and gain or loss depends on price movements in the stock market generally (or in a particular industry or segment of the market) rather than price movements in individual stocks.

When the Fund writes an option on a stock index, the Fund will segregate by appropriate notation on the books of the Fund or its custodian cash or high quality fixed-income securities in an amount at least equal to the market value of the underlying stock index and will maintain the account while the option is open or it will otherwise cover the transaction.

OVER-THE-COUNTER OPTIONS (OTC OPTIONS). The Fund may write covered put and call options and buy put and call options that trade in the over-the-counter market to the same extent that it will engage in exchange traded options. Just as with exchange traded options, OTC call options give the option holder the right to buy an underlying security from an option writer at a stated exercise price; OTC put options give the holder the right to sell an underlying security to an option writer at a stated exercise price. However, OTC options differ from exchange-traded options in certain material respects.

OTC options are arranged directly with dealers and not, as is the case with exchange traded options, with a clearing corporation. Thus, there is a risk of non-performance by the dealer. Because there is no exchange, pricing is typically done by reference to information from market makers. However, OTC options are available for a greater variety of securities, and in a wider range of expiration dates and exercise prices, than exchange traded options; and the writer of an OTC option is paid the premium in advance by the dealer.

RISKS ASSOCIATED WITH STOCK INDEX OPTIONS, STOCK INDEX FUTURES, FINANCIAL FUTURES, AND RELATED OPTIONS. The Fund's ability to hedge effectively all or a portion of its securities through transactions in options on stock indexes, stock index futures, financial futures, and related options depends on the degree to which price movements in the underlying index or underlying securities correlate with price movements in the relevant portion of the Fund's portfolio. Inasmuch as these securities will not duplicate the components of any index or underlying securities, the correlation will not be perfect. Consequently, the Fund bears the risk that the prices of the securities being hedged will not move in the same amount as the hedging instrument. It is also possible that there may be a negative correlation between the index or other securities underlying the hedging instrument and the hedged securities which would result in a loss on both the securities and the hedging instrument. Accordingly, successful use by the Fund of options on stock indexes, stock index futures, financial futures, and related options will be subject to the manager's ability to predict correctly movements in the direction of the securities markets generally or of a particular segment. This requires different skills and techniques than predicting changes in the price of individual stocks.

Positions in stock index options, stock index futures, and financial futures, and related options may be closed out only on an exchange that provides a secondary market. There can be no assurance that a liquid secondary market will exist for any particular stock index option or futures contract or related option at any specific time. Thus, it may not be possible to close an option or futures position. The inability to close options or futures positions could have an adverse impact on the Fund's ability to effectively hedge its securities. The Fund will enter into an option or futures position only if there appears to be a liquid secondary market for such options or futures.

There can be no assurance that a continuous liquid secondary market will exist for any particular OTC option at any specific time. Consequently, the Fund may be able to realize the value of an OTC option it has purchased only by exercising it or entering into a closing sale transaction with the dealer that issued it. Similarly, when the Fund writes an OTC option, it generally can close out that option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Fund originally wrote it. If a covered call option writer cannot effect a closing transaction, it cannot sell the underlying security until the option expires or the option is exercised. Therefore, a covered call option writer of an OTC option may not be able to sell an underlying security even though it might otherwise be advantageous to do so. Likewise, a secured put writer of an OTC option may be unable to sell the securities pledged to secure the put for other investment purposes while it is obligated as a put writer. Similarly, a buyer of such put or call option might also find it difficult to terminate its position on a timely basis in the absence of a secondary market.

The CFTC and the various exchanges have established limits referred to as "speculative position limits" on the maximum net long or net short position that any person may hold or control in a particular futures contract. Trading limits are imposed on the maximum number of contracts that any person may trade on a particular trading day. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The Fund does not believe that these trading and positions limits will have an adverse impact on the Fund's strategies for hedging its securities.

The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate trends by the manager may still not result in a successful transaction.

In addition, futures contracts entail risks. Although the Fund believes that use of such contracts will benefit the Fund, if the manager's investment judgment about the general direction of interest rates is incorrect, the Fund's overall performance would be poorer than if it had not entered into any such contract. For example, if the Fund has hedged against the possibility of an increase in interest rates which would adversely affect the price of bonds held in its portfolio and interest rates decrease instead, the Fund will lose part or all of the benefit of the increased value of its bonds which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. These sales may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

The Fund's sale of futures contracts and purchase of put options on futures contracts will be solely to protect its investments against declines in value. The Fund expects that in the normal course it will buy securities upon termination of long futures contracts and long call options on future contracts, but under unusual market conditions it may terminate any of such positions without a corresponding purchase of securities.

STOCK INDEX FUTURES. A stock index futures contract obligates the seller to deliver (and the buyer to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made.

The Fund may sell stock index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of its equity securities that might otherwise result. When the Fund is not fully invested in stocks and anticipates a significant market advance, it may buy stock index futures in order to gain rapid market exposure that may in part or entirely offset increases in the cost of common stocks that it intends to buy.

WRITING CALL OPTIONS. Call options written by the Fund give the holder the right to buy the underlying securities from the Fund at a stated exercise price; put options written by the Fund give the holder the right to sell the underlying security to the Fund at a stated exercise price. A call option written by the Fund is "covered" if the Fund owns the underlying security which is subject to the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration segregated on the books of the Fund or its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash and high grade debt securities segregated by appropriate notation on the books of the Fund or its custodian. The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the remaining term of the option, supply and demand, and interest rates.

In the case of a call option, the writer of an option may have no control over when the underlying securities must be sold, in the case of a call option, since, with regard to certain options, the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security.

The writer of an option that wishes to terminate its obligation may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be cancelled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

Effecting a closing transaction in the case of a written call option will permit the Fund to write another call option on the underlying security with a different exercise price, expiration date or both. In addition, effecting a closing transaction will permit the cash or proceeds from the sale of any securities subject to the option to be used for other Fund investments. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or at the same time as the sale of the security.

The Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to buy the option; the Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to buy the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

WRITING PUT OPTIONS. Although the Fund has no current intention of writing covered put options, the Fund reserves the right to do so.

A put option gives the buyer of the option the right to sell, and the writer (seller) the obligation to buy, the underlying security or currency at the exercise price during the option period. The option may be exercised at any time prior to its expiration date. The operation of put options in other respects, including their related risks and rewards, is substantially identical to that of call options.

The Fund would write put options only on a covered basis, which means that the Fund would segregate by appropriate notation on the books of the Fund or its custodian bank, U.S. government securities, or other liquid, high-grade debt securities in an amount not less than the exercise price at all times while the put option is outstanding. The rules of the clearing corporation currently require that the assets be deposited in escrow to secure payment of the exercise price. The Fund would generally write covered put options in circumstances where the manager wishes to buy the underlying security or currency for the Fund's portfolio at a price lower than the current market price of the security or currency. In such event, the Fund would write a put option at an exercise price which, reduced by the premium received on the option, reflects the lower price it is willing to pay. Since the Fund would also receive interest on debt securities or currencies maintained to cover the exercise price of the option, this technique could be used to enhance current return during periods of market uncertainty. The risk in this type of transaction would be that the market price of the underlying security or currency would decline below the exercise price less the premiums received.


OTHER INVESTMENT COMPANIES The Fund may invest a portion of its assets in securities of other investment companies. These securities may be registered or excluded from registration under
Section 3(c) of the 1940 Act. The Fund may not acquire shares of another investment company (other than a money market fund) if, immediately after the acquisition, the Fund would own (i) more than 3% of the total outstanding voting stock of that investment company, (ii) securities issued by that investment company having an aggregate value in excess of 5% of the Fund's total assets, or
(iii) securities issued by that investment company and all other investment companies having an aggregate value in excess of 10% of the Fund's total assets. These percentage limits do not apply to an investment in shares of a money market fund or to an investment in shares of an exchange-traded fund that has received an order from the SEC exempting its investors from these percentage limits.

REPURCHASE AGREEMENTS The Fund generally will have a portion of its assets in cash or cash equivalents for a variety of reasons, including to satisfy redemption requests from shareholders, waiting for a suitable investment opportunity or taking a defensive position. To earn income on this portion of its assets, the Fund may enter into repurchase agreements. Under a repurchase agreement, the Fund agrees to buy securities guaranteed as to payment of principal and interest by the U.S. government or its agencies from a qualified bank or broker-dealer and then to sell the securities back to the bank or broker-dealer after a short period of time (generally, less than seven days) at a higher price. The bank or broker-dealer must transfer to the Fund's custodian securities with an initial market value of at least 102% of the dollar amount invested by the Fund in each repurchase agreement. The manager will monitor the value of such securities daily to determine that the value equals or exceeds the repurchase price.


Repurchase agreements may involve risks in the event of default or insolvency of the bank or broker-dealer, including possible delays or restrictions upon the Fund's ability to sell the underlying securities. The Fund will enter into repurchase agreements only with parties who meet certain creditworthiness standards, i.e., banks or broker-dealers that the manager has determined present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase transaction.

SWAP AGREEMENTS The Fund may use swap agreements for several purposes. One purpose is attempting to obtain a particular desired return at a lower cost to the Fund than if the Fund had invested directly in a security or instrument. Other purposes are managing tax outcomes or cash positions.


Swap agreements are contracts between the Fund and, typically, a brokerage firm, bank or other institutional buyer (swap counterparty) for periods ranging from a few days to more than a year. In a basic swap transaction, the two parties agree to exchange the returns (or differentials in rates of return) earned or realized on a particular "notional amount" of value of predetermined investments or instruments (swap transaction). The notional amount is the set dollar or other currency value selected by the parties to use as the basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange. The parties do not actually invest the notional amount in any investment or instrument. Instead they agree to exchange the returns that would be earned or realized if the notional amount were invested in given investments or at given interest rates. Examples are investments in a particular security, at a particular fixed or variable interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. In some cases, for example, currency swaps, the swap agreement may include the delivery of the entire principal value of one designated currency for the other designated currency.

The Fund may enter into swap agreements on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund's obligations (or rights) under a swap agreement on a net basis will generally be the net amount to be paid or received under the agreement based on the relative values of the obligations of each party upon termination of the agreement or at set valuation dates. The Fund will accrue its obligations under a swap agreement daily (offset by any amounts the counterparty owes the Fund). If the swap agreement provides for other than a net basis, the full amount of the Fund's obligations will be accrued on a daily basis. To limit potential leveraging of the Fund's portfolio, the Fund has adopted procedures to cover any accrued but unpaid net or full amounts owed to a swap counterparty by designating, on a daily basis, as segregated, liquid assets (not otherwise encumbered) equal in current market value to such swap amounts owed. Under the procedures, the Fund designates the segregated assets by appropriate notation on the books of the Fund or its custodian. To the extent the Fund enters into swap agreements for good faith hedging purposes and the Fund's swap obligations are fully covered by an offsetting asset or right of the Fund, the obligations will not be subject to the Fund's segregated assets procedures. The manager of the Fund believes that swap agreement obligations that are covered, either by an offsetting asset or right or by the Fund's segregated assets procedures (or a combination thereof), are not senior securities under the 1940 Act and are not subject to the Fund's borrowing restrictions.


The use of swap transactions is a highly specialized activity, which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Whether the Fund will be successful in using swap agreements to achieve its investment objective depends on the ability of the manager correctly to predict which types of investments are likely to produce greater returns. If the manager, in using swap agreements, is incorrect in its forecasts of market values, interest rates, currency exchange rates or other applicable factors, the investment performance of the Fund will be less than its performance would be using other investments.

The risk of loss to the Fund for swap transactions on a net basis depends on which party is obligated to pay the net amount to the other party. If the counterparty is obligated to pay the net amount to the Fund, the risk of loss to the Fund is loss of the entire amount that the Fund is entitled to receive. If the Fund is obligated to pay the net amount, the Fund's risk of loss is limited to that net amount. If the swap agreement involves the exchange of the entire principal value of a security, the entire principal value of that security is subject to the risk that the other party to the swap will default on its contractual delivery obligations.

Because swap agreements may have terms of greater than seven days, they may be illiquid and, therefore, subject to the Fund's limitation on investments in illiquid securities. If a swap transaction is particularly large or if the relevant market is illiquid, the Fund may not be able to establish or liquidate a position at an advantageous time or price, which may result in significant losses. Participants in the swap markets are not required to make continuous markets in the swap contracts they trade. Participants could refuse to quote prices for swap contracts or quote prices with an unusually wide spread between the price at which they are prepared to buy and the price at which they are prepared to sell. The swap markets have grown substantially in recent years, however, with a large number of banks and investment banking firms acting both as principals and agents, utilizing standardized swap documentation. As a result, the swap markets have become relatively liquid in comparison with markets for other derivative instruments that are traded in the interbank market.

Swap agreements are not traded on exchanges and are not subject to government regulation like exchange markets. As a result, swap participants are not as protected as participants on organized exchanges. Performance of a swap agreement is the responsibility only of the swap counterparty and not of any exchange or clearinghouse. As a result, the Fund is subject to the risk of the inability or refusal to perform such agreement by the counterparty. No limitations on daily price movements or speculative position limits apply to swap transactions. Counterparties may, however, limit the size or duration of positions to the Fund as a consequence of credit considerations. The Fund risks the loss of the accrued but unpaid amount under a swap agreement, which could be substantial, in the event of default by or insolvency or bankruptcy of a swap counterparty.
In such an event, the Fund will have contractual remedies pursuant to the swap agreements, but bankruptcy and insolvency laws could affect the Fund's rights as a creditor. If the counterparty's creditworthiness declines, the value of a swap agreement would be likely to decline, potentially resulting in losses. The manager will approve a counterparty for a swap agreement of the Fund only if the manager deems the counterparty to be creditworthy under the Fund's Counterparty Credit Review Standards, adopted and reviewed annually by the board.

Certain Internal Revenue Service positions may limit the Fund's ability to use swap agreements in a desired tax strategy. It is possible that developments in the swap markets and/or the laws relating to swap agreements, including potential government regulation, could adversely affect the Fund's ability to benefit from using swap agreements, or could have adverse tax consequences.

INTEREST RATE SWAPS. An interest rate swap is an agreement between two parties to exchange interest rate obligations, one based on an interest rate fixed to maturity while the other is based on an interest rate that changes in accordance with changes in a designated benchmark (for example, LIBOR, prime, commercial paper, or other benchmarks). By swapping fixed payments for floating payments, an interest rate swap is a vehicle to hedge interest rate risk. The Fund will only enter into interest rate swaps on a net basis. The obligations to make or receive repayment of principal on the underlying securities are not exchanged. Interest rate swaps generally do not involve the delivery of securities, other underlying assets or principal. Accordingly, barring swap counterparty default, the risk of loss in an interest rate swap is limited to the net amount of interest payments that the Fund is contractually obligated to make.

Interest rate swap transactions generally require the participation of an intermediary, frequently a bank. For example, the first entity, which holds a fixed-rate obligation, transfers the obligation to the intermediary. The first entity is then obligated to pay to the intermediary a floating rate of interest, generally including a fractional percentage as a commission for the intermediary. The intermediary also makes arrangements with the second entity, which holds a floating-rate obligation that substantially mirrors the obligation desired by the first entity. In return for assuming the fixed-rate obligation, the second entity will pay the intermediary all sums that the intermediary pays on behalf of the first entity, plus an arrangement fee and other agreed upon fees. Interest rate swaps are generally used to permit the party seeking a floating rate obligation the opportunity to acquire such obligation at a rate lower than is directly available in the credit markets, while permitting the party desiring a fixed-rate obligation the opportunity to acquire such a fixed-rate obligation, also frequently at a rate lower than is directly available in the credit markets. The success of such a transaction depends in large part on the availability of fixed-rate obligations at interest (or coupon) rates low enough to cover the costs involved. An interest rate swap transaction is affected by changes in interest rates, which, in turn, may affect the prepayment rate of any underlying debt obligations upon which the interest rate swap is based.

CURRENCY SWAPS. A currency swap is an agreement between two parties to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. For example, a currency swap may involve the exchange by the Fund with another party of the right to receive a foreign currency (paid from the Fund's investment denominated in the foreign currency) for the right to receive U.S. dollars. Currency swaps sometimes involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. In such a situation, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. The Fund may also enter into currency swaps on a net basis, which means the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments.

Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These actions could result in losses to the Fund if it is unable to deliver or receive a specified currency or funds in settlement of obligations, including swap transaction obligations. These actions could also have an adverse effect on the Fund's swap transactions or cause the Fund's hedging positions to be rendered useless, resulting in full currency exposure as well as incurring unnecessary transaction costs.

Also, the use of currency transactions could cause the Fund losses due to the inability of foreign securities transactions to be completed. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Furthermore, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market that may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.


CREDIT DEFAULT SWAPS. The Fund may be a buyer or seller of credit default swaps. The "buyer" in a credit default swap agreement is obligated to pay the "seller" a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or modified restructuring. The contingent payment may be a cash settlement or the physical delivery of the reference obligation in return for payment of the face amount of the obligation. If no credit event occurs, the seller would receive a fixed rate of income throughout the term of the contract, while the buyer would lose the amount of its payments and recover nothing. The buyer is subject to the risk that the seller will not satisfy its contingent payment obligation, if and when due. In addition, credit default swaps are subject to general market risk, liquidity risk and credit risk. When the Fund is the seller of a swap contract, it receives the stream of payments but is obligated to pay upon a credit event with respect to the referenced debt obligation. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total assets, the Fund would be subject to investment
exposure on the notional amount of the swap.    As discussed
above, credit default swaps may also be used as collateral for credit-linked securities. See "Credit-linked securities."


TEMPORARY INVESTMENTS When the manager believes market or economic conditions are unfavorable for investors, the manager may invest up to 100% of the Fund's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Unfavorable market or economic conditions may include excessive volatility or a prolonged general decline in the securities markets, the securities in which the Fund normally invests, or the economies of the countries where the Fund invests.

Temporary defensive investments generally may include short-term debt instruments, including U.S. government securities, high-grade commercial paper, repurchase agreements and other money market equivalents. To the extent allowed by exemptions granted under the 1940 Act and the Fund's other investment policies and restrictions, the manager also may invest the Fund's assets in shares of one or more money market funds managed by the manager or its affiliates. The manager also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS When-issued, delayed delivery and to-be-announced (TBA) transactions are arrangements under which the Fund buys securities that have been authorized but not yet issued, with payment for and delivery of the security scheduled for a future time. Purchases of securities on a when-issued or delayed delivery basis are subject to the risk that the value or the yields at delivery may be more or less than the purchase price or yields available when the transaction was entered into. To the extent the Fund engages in these transactions, it will do so only for the purpose of acquiring portfolio securities consistent with its investment objectives and policies. Although the Fund will generally buy securities on a when-issued or TBA basis with the intention of holding the securities, it may sell the securities before the settlement date if the manager believes it is advisable to do so.

When the Fund is the buyer in this type of transaction, it will segregate by appropriate notation on the books of the Fund or its custodian, cash or marketable securities having an aggregate value equal to the amount of the Fund's purchase commitments until payment is made. As a buyer in one of these transactions, the Fund relies on the seller to complete the transaction. The seller's failure to do so may cause the Fund to miss a price or yield considered advantageous to the Fund. Securities purchased on a when-issued or delayed delivery basis do not generally earn interest until their scheduled delivery date. Entering into a when-issued, delayed delivery or TBA transaction is a form of leverage that may affect changes in net asset value to a greater extent.

POLICIES AND PROCEDURES REGARDING THE RELEASE OF PORTFOLIO
HOLDINGS   The Fund's overall policy with respect to the release
of portfolio holdings is to release such information consistent with applicable legal requirements and the fiduciary duties owed to shareholders. Subject to the limited exceptions described below, the Fund will not make available to anyone non-public information with respect to its portfolio holdings, until such time as the information is made available to all shareholders or the general public.


For purposes of this policy, portfolio holdings information does not include aggregate, composite or descriptive information that does not present risks of dilution, arbitrage, market timing, insider trading or other inappropriate trading for the applicable U.S. registered fund. Information excluded from the definition of portfolio holdings information generally includes, without limitation: (1) descriptions of allocations among asset classes, regions, countries or industries/sectors; (2) aggregated data such as average or median ratios, market capitalization, credit quality or duration; (3) performance attributions by industry, sector or country; or (4) aggregated risk statistics. Such information, if made available to anyone, will be made available to any person upon request, but, because such information is generally not material to investors, it may or may not be posted on the Fund's website. In addition, other information may also be deemed to not be portfolio holdings information if, in the reasonable belief of the Fund's Chief Compliance Officer (or his/her designee), the release of such information would not present risks of dilution, arbitrage, market timing, insider trading or other inappropriate trading for the Fund.


Consistent with current law, the Fund releases complete portfolio holdings information each fiscal quarter through regulatory filings with no more than a 60-day lag.


In addition, a complete list of the Fund's portfolio holdings is released 30 calendar days after the end of each calendar quarter. Other portfolio holdings information, such as the Fund's top 10 holdings, may be released monthly on the Fund's website, no sooner than five days after the end of each month. Released portfolio holdings information can be viewed on franklintempleton.com.

To the extent that this policy would require the release of portfolio holdings information regarding a particular portfolio holding for the Fund, the portfolio manager for the Fund may request that the holding be withheld from the portfolio holdings information if the holding is the subject of ongoing purchase or sale orders/programs, or if the release of such portfolio holdings information would otherwise be sensitive or inappropriate due to liquidity and other market considerations, in each case as determined by the portfolio manager in consultation with the head of Global Investment Adviser Compliance (or his/her designee).

Exceptions to the portfolio holdings release policy will be made only when: (1) the Fund has a legitimate business purpose for releasing portfolio holdings information to selected third parties in advance of release to all shareholders or the general public; (2) the recipient is subject to a duty of confidentiality pursuant to a signed non-disclosure agreement; and (3) the release of such information would not otherwise violate the antifraud provisions of the federal securities laws or the Fund's fiduciary duties. The determination of whether the Fund has a legitimate business purpose for releasing portfolio holdings information in advance of release to all shareholders or the general public shall be made by the Fund's Chief Compliance Officer or his/her designee, following a request submitted in writing. The Chief Compliance Officer will report to the board of trustees on exceptions granted to the policy, along with an explanation of the legitimate business purpose that is served as a result of the exception.

The eligible third parties to whom portfolio holdings information may be released in advance of general release fall into the following categories: data consolidators, including rating agencies, fund rating/ranking services and other data providers; service providers to the Fund; shareholders of a fund to whom such fund has determined to process a redemption request in-kind based upon a determination by the Fund's portfolio manager and the Fund's Chief Compliance Officer (or his/her designee) that such redemption in-kind is in the best interests of the redeeming fund and its remaining shareholders; provided, however, that the portfolio holdings information so released in advance of the actual delivery of the redemption proceeds is limited to only that information reasonably necessary to allow the shareholder to prepare for receipt of the in-kind redemption proceeds; municipal securities brokers using the Investor Tools product; and certain entities approved by the Fund's Chief Compliance Officer (or his/her designee) on a case-by-case basis, in limited circumstances, including where the release of such information is required by foreign law or regulation (in these situations, the recipient will be requested to execute a non-disclosure agreement).

The specific entities to whom the Fund may provide portfolio holdings in advance of their release to the general public are:

o Bloomberg, Capital Access, CDA (Thomson Financial), FactSet, Fidelity Advisors, Lipper Inc., Morningstar, Standard & Poor's, Vestek, and Fidelity Management Trust Company, all of whom may receive portfolio holdings information 15 days after the quarter end

o Service providers to the Fund that receive portfolio holdings information from time to time in advance of general release in the course of performing, or to enable them to perform, services for the Fund, including: CUSTODIAN BANK:
    Bank of New York; INDEPENDENT REGISTERED PUBLIC ACCOUNTING
    FIRM: PricewaterhouseCoopers, LLP; OUTSIDE FUND LEGAL
    Counsel: Stradley Ronon Stevens & Young, LLP; INDEPENDENT DIRECTORS'/TRUSTEES' COUNSEL: Bleakley, Platt & Schmidt, LLP; PROXY VOTING SERVICES: Glass, Lewis & Co. and Institutional Shareholder Services; BROKERAGE ANALYTICAL
    SERVICES: Sanford Bernstein, Brown Brothers Harriman, Royal Bank of Canada Capital Markets, JP Morgan Securities Inc.; FINANCIAL PRINTERS: RR Donnelley & Sons Company or GCOM Solutions, Inc.; and CLASS B SHARE FINANCING: Lightning Asset Finance Limited.

   In all cases, eligible third parties are required to execute a non-disclosure agreement. Non-disclosure agreements include the following provisions:

o The recipient agrees to keep confidential any portfolio holdings information received until such information either is released to the public or the release is otherwise approved by the head of Global Compliance (or his/her designee) or the Fund's Chief Compliance Officer (or his/her designee);

o The recipient agrees not to trade on the non-public information received; and

o The recipient agrees to refresh its representation as to confidentiality and abstention from trading upon request from Franklin Templeton Investments.


In no case does the Fund receive any compensation in connection with the arrangements to release portfolio holdings information to any of the above-described recipients of the information.


Lightning Asset Finance Limited (Lightning) is the company used to finance advanced commissions for the Fund's Class B shares and is a 49% owned subsidiary of Franklin Resources, Inc. Lightning receives portfolio holdings information on a weekly basis, with no time lag. Lightning may utilize such information to construct a "global hedge" to lessen its exposure to market fluctuations with respect to the fees it receives in connection with the financing of the Fund's Class B shares. The global hedge is not specific to the Fund but rather is constructed with respect to the aggregate portfolio of securities underlying all funds, including funds within Franklin Templeton Investments as well as funds in other investment company complexes for which Lightning provides Class B share financing. The global hedge can be comprised of a number of financial instruments, including futures contracts, swaps, index shares, exchange-traded funds and, in limited circumstances, individual stocks. In its confidentiality agreement with Franklin Templeton Investments, Lightning has agreed to keep confidential any portfolio holdings information it receives from the Fund and also has agreed not to purchase or sell or sell short any individual stocks held by the Fund based on such portfolio holdings information. If other funds for which Lightning provides financing have supplied Lightning with portfolio holdings information, and such holdings include individual stocks that are also included in the list of portfolio holdings supplied by the Fund, it is possible that the global hedge constructed by Lightning may include individual stock transactions based on such other funds' holdings of a particular stock, but not based on the Fund's holdings of that stock. Lightning does not seek to profit from the global hedge, does not invest in Fund shares, and has established precautionary measures so that its personnel may not use the Fund's portfolio information for the purpose of trading in Fund shares or for any other unauthorized trading. Although neither the Fund nor any Franklin Templeton entity receives compensation in connection with the provision of portfolio holdings information to Lightning, because Franklin Resources is an affiliate of Lightning, to the extent that Lightning's global hedge is successful, Franklin Resources may receive an indirect economic benefit from the global hedge and, consequently, from the release of portfolio holdings information.

Several investment managers within Franklin Templeton Investments (F-T Managers) serve as investment managers to offshore funds that are registered or otherwise authorized for sale with foreign regulatory authorities. The release of portfolio holdings information for such offshore funds is excluded from the Fund's portfolio holdings release policy if such information is given to offshore banks, broker-dealers, insurance companies, registered investment managers and other financial institutions (offshore investment managers) with discretionary authority to select offshore funds on behalf of their clients. Because such offshore funds may from time to time invest in securities substantially similar to those of the Fund, there is the risk that such portfolio holdings information may be used to trade inappropriately against the Fund. To mitigate such risks, such information may only be disclosed for portfolio analytic purposes, such as risk analysis/asset allocation, and the offshore investment manager will be required to execute a non-disclosure agreement, whereby such offshore investment manager agrees to maintain such information as confidential, including limiting the dissemination of such information within its organization, and not to trade in any shares of any U.S. registered Franklin or Templeton fund, including the Fund.

In addition, some F-T Managers serve as investment managers to various bank commingled trusts maintained by a Franklin Templeton Investments trust company, to various Canadian institutional pooled funds, to separate accounts, and as sub-advisers to other mutual funds not within the Franklin Templeton Investments fund complex. Such as trusts, pooled funds, accounts and other funds (collectively, "other accounts") are not subject to the Fund's portfolio holdings release policy. However, in some instances the portfolio holdings of such other accounts may be similar to and, in certain cases, nearly identical to those of a Franklin Templeton mutual fund, including the Fund. In the case of bank commingled trusts and Canadian institutional pooled funds, to mitigate risks that such portfolio holdings information may be used to trade inappropriately against a mutual fund, the recipient of such portfolio holdings information will be required to execute a non-disclosure agreement similar to the one described above for offshore funds. With respect to the other mutual funds not within the Franklin Templeton Investments fund complex, the sponsors of such funds may disclose the portfolio holdings of such funds at different times than the Fund discloses its portfolio holdings.

The Fund's portfolio holdings release policy and all subsequent amendments have been reviewed and approved by the Fund's board of trustees, and any other material amendments shall also be reviewed and approved by the board. The investment manager's compliance staff conducts periodic reviews of compliance with the policy and provides at least annually a report to the board of trustees regarding the operation of the policy and any material changes recommended as a result of such review. The investment manager's compliance staff also will report to the board on exceptions granted to the policy, along with an explanation of the legitimate business purpose of the Fund that is served as a result of the exception.


OFFICERS AND TRUSTEES
-------------------------------------------------------------------

Franklin Strategic Series (Trust) has a board of trustees. Each trustee will serve until that person resigns and/or a successor is elected and qualified. The board is responsible for the overall management of the Trust, including general supervision and review of the Fund's investment activities. The board, in turn, elects the officers of the Trust who are responsible for administering the Trust's day-to-day operations. The board also monitors the Fund to ensure that no material conflicts exist among share classes. While none are expected, the board will act appropriately to resolve any material conflict that may arise.

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton fund complex are shown below.

INDEPENDENT BOARD MEMBERS
--------------------------


                                              NUMBER OF
                                             PORTFOLIOS
  NAME, YEAR OF                               IN FUND
BIRTH AND ADDRESS               LENGTH OF      COMPLEX     OTHER DIRECTORSHIPS
                   POSITION    TIME SERVED   OVERSEEN BY           HELD
                                            BOARD MEMBER*
-------------------------------------------------------------------------------

Harris J. Ashton   Trustee     Since 1991      140        Director, Bar-S Foods
(1932)                                                    (meat packing
One Franklin                                              company).
Parkway
San Mateo, CA
94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).
-------------------------------------------------------------------------------

Robert F.          Trustee     Since April     121         None
Carlson (1928)                 2007
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, senior member and past President, Board of Administration, California Public Employees Retirement Systems (CALPERS); and FORMERLY, member and Chairman of the Board, Sutter Community Hospitals; member, Corporate Board, Blue Shield of California; and Chief Counsel, California Department of Transportation.
-------------------------------------------------------------------------------

Sam Ginn (1937)   Trustee       Since April    121       Director, Chevron
One Franklin                    2007                     Corporation (global
Parkway                                                  energy company) and
San Mateo, CA                                            ICO Global
94403-1906                                               Communications
                                                         (Holdings) Limited
                                                         (satellite company).
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Private investor; and FORMERLY, Chairman of the Board, Vodafone AirTouch, PLC; Chairman of the Board and Chief Executive Officer, AirTouch Communications (1993-1998) and Pacific Telesis Groups (1988-1994).
-------------------------------------------------------------------------------

Edith E. Holiday  Trustee       Since 1998     140        Director, Hess
(1952)                                                    Corporation
One Franklin                                              (formerly, Amerada
Parkway                                                   Hess Corporation)
San Mateo, CA                                             (exploration and
94403-1906                                                refining of oil and
                                                          gas), H.J. Heinz
                                                          Company (processed
                                                          foods and allied
                                                          products), RTI
                                                          International Metals,
                                                          Inc. (manufacture and
                                                          distribution of
                                                          titanium), Canadian
                                                          National Railway
                                                          (railroad) and White
                                                          Mountains Insurance
                                                          Group, Ltd. (holding
                                                          company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).
-------------------------------------------------------------------------------

Frank W.T.        Trustee          Since 1991    121      Director, Center for
LaHaye (1929)                                             Creative Land
One Franklin                                              Recycling
Parkway                                                   (redevelopment).
San Mateo, CA
94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
General Partner, Las Olas L.P. (Asset Management); and FORMERLY, Chairman, Peregrine Venture Management Company (venture capital).
-------------------------------------------------------------------------------

Frank A. Olson    Trustee          Since April   140      Director, Hess
(1932)                             2007                   Corporation
One Franklin                                              (formerly, Amerada
Parkway San                                               Hess Corporation)
Mateo, CA                                                 (exploration and
94403-1906                                                refining of oil and
                                                          gas) and Sentient Jet
                                                          (private jet
                                                          service); and
                                                          FORMERLY, Director,
                                                          Becton Dickinson and
                                                          Company (medical
                                                          technology), Cooper
                                                          Industries, Inc.
                                                          (electrical products
                                                          and tools and
                                                          hardware), Health
                                                          Net, Inc. (formerly,
                                                          Foundation Health)
                                                          (integrated managed
                                                          care), The Hertz
                                                          Corporation (car
                                                          rental), Pacific
                                                          Southwest Airlines,
                                                          The RCA Corporation,
                                                          Unicom (formerly,
                                                          Commonwealth Edison),
                                                          UAL Corporation
                                                          (airlines) and White
                                                          Mountains Insurance
                                                          Group, Ltd. (holding
                                                          company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman Emeritus, The Hertz Corporation (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer (1977-1999)); and FORMERLY, Chairman of the Board, President and Chief Executive Officer, UAL Corporation.
-------------------------------------------------------------------------------

Larry D.          Trustee          Since April   140     None
Thompson                           2007
(1945)
One Franklin
Parkway
San Mateo, CA
94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President - Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (consumer products); and FORMERLY, Director, Delta Airlines (aviation) (2003-2005) and Providian Financial Corp. (1997-2001); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of
Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001-2003).
-------------------------------------------------------------------------------

John B. Wilson    Trustee          Since 2006    121           None
(1959)
One Franklin
Parkway
San Mateo, CA
94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing); serves on private and non-profit boards; and FORMERLY, Chief Operating Officer and Executive Vice President, Gap, Inc. (retail) (1996-2000); Chief Financial Officer and Executive Vice President - Finance and Strategy, Staples, Inc. (office supplies) (1992-1996); Executive Vice President - Corporate Planning, Northwest Airlines, Inc. (airlines) (1990-1992); and Vice President and Partner, Bain & Company (1986-1990).
-------------------------------------------------------------------------------

INTERESTED BOARD MEMBERS AND OFFICERS
-------------------------------------

                                              NUMBER OF
                                             PORTFOLIOS
  NAME, YEAR OF                               IN FUND
BIRTH AND ADDRESS               LENGTH OF      COMPLEX     OTHER DIRECTORSHIPS
                   POSITION    TIME SERVED   OVERSEEN BY           HELD
                                            BOARD MEMBER*
-------------------------------------------------------------------------------

**Charles B.      Trustee and   Trustee       140           None
Johnson (1933)    Chairman of   since 1991
One Franklin      the Board     and Chairman
Parkway                         of the Board
San Mateo, CA                   since 1993
94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman of the Board, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Templeton Worldwide, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 42 of the investment companies in Franklin Templeton Investments.
-------------------------------------------------------------------------------

**Rupert H.      Trustee,        Trustee       55            None
Johnson, Jr.     President and   since 1991,
(1940)           Chief Executive President
One Franklin     Officer         since 1993
Parkway          -Investment     and Chief
San Mateo, CA    Management      Executive
94403-1906                       Officer -
                                 Investment
                                 Management
                                 since 2002

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc. and Templeton Worldwide, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton Investments.
-------------------------------------------------------------------------------

James M. Davis    Chief            Chief         Not           Not Applicable
(1952)            Compliance       Compliance    Applicable
One Franklin      Officer and      Officer
Parkway           Vice President   since 2004
San Mateo, CA     - AML Compliance and Vice
94403-1906                         President -
                                   AML
                                   Compliance
                                   since 2006

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director, Global Compliance, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director of Compliance, Franklin Resources, Inc. (1994-2001).
-------------------------------------------------------------------------------

Laura Fergerson   Treasurer        Since 2004    Not           Not Applicable
(1962)                                           Applicable
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice President, Franklin Templeton Services, LLC; officer of 30 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant Treasurer of most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice President, Franklin Templeton Services, LLC (1997-2003).
-------------------------------------------------------------------------------

Jimmy D. Gambill  Senior Vice        Since 2002    Not         Not Applicable
(1947)            President and                    Applicable
500 East Broward  Chief Executive
Blvd.             Officer -Finance
Suite 2100 Fort   and
Lauderdale, FL    Administration
33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.
-------------------------------------------------------------------------------

David P. Goss     Vice President   Since 2000    Not           Not Applicable
(1947)                                           Applicable
One Franklin
Parkway
San Mateo, CA
94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Associate General Counsel, Franklin Templeton Investments; officer and director of one of the subsidiaries of Franklin Resources, Inc.; and officer of 46 of the investment companies in Franklin Templeton Investments.
-------------------------------------------------------------------------------

Edward B.         Vice President   Since 2000    Not           Not Applicable
Jamieson (1948)                                  Applicable
One Franklin
Parkway
San Mateo, CA
94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Chief Investment Officer and Director, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC; officer and/or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of four of the investment companies in Franklin Templeton Investments.
-------------------------------------------------------------------------------

Christopher J.    Vice President   Since 2000    Not           Not Applicable
Molumphy (1962)                                  Applicable
One Franklin
Parkway
San Mateo, CA
94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President and Director, Franklin Advisers, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of six of the investment companies in Franklin Templeton Investments.
-------------------------------------------------------------------------------

Karen L.          Vice President   Since 2006    Not           Not Applicable
Skidmore (1952)   and Secretary                  Applicable
One Franklin
Parkway
San Mateo, CA
94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of
30  of   the   investment   companies   in   Franklin   Templeton   Investments.
-------------------------------------------------------------------------------

Craig S. Tyle     Vice President   Since 2005    Not           Not Applicable
(1960)                                           Applicable
One Franklin
Parkway
San Mateo, CA
94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Partner, Shearman & Sterling, LLP (2004-2005); and General Counsel, Investment Company Institute (ICI) (1997-2004).
-------------------------------------------------------------------------------

Galen G. Vetter   Chief Financial  Since 2004    Not           Not Applicable
(1951)            Officer and                    Applicable
500 East Broward  Chief
Blvd.             Accounting
Suite 2100 Fort   Officer
Lauderdale, FL
33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Templeton Services, LLC; officer of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Managing Director, RSM McGladrey, Inc. (1999-2004); and Partner, McGladrey & Pullen, LLP (1979-1987 and 1991-2004).
-------------------------------------------------------------------------------


*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin
Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.


**Charles B. Johnson and Rupert H. Johnson, Jr. are considered to be interested persons of the Trust under the federal securities laws due to their positions as officers and directors and major shareholders of Franklin Resources, Inc., which is the parent company of the Fund's investment manager and distributor.

Note 1: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.

Note 2: Officer information is current as of the date of this SAI. It is possible that after this date, information about officers may change.

Note 3: Prior to September 1, 2007, S. Joseph Fortunato and
Gordon S. Macklin ceased to be trustees of the Trust.

The Trust's noninterested board members constitute the sole noninterested board members of 28 funds in the Franklin Templeton Investments complex for which each noninterested board member currently is paid a $232,000 annual retainer fee, together with a $7,000 per meeting fee for attendance at board meetings, a portion of which is allocated to the Trust. Board members who serve on the Audit Committee of the Trust and such other funds receive a flat fee of $3,000 per Committee meeting attended in person and $2,000 per telephonic meeting, a portion of which is allocated to the Trust. John B. Wilson, who serves as chairman of the Audit Committee of the Trust and such other funds receives an additional fee of $40,000 per year, a portion of which is allocated to the Trust. Members of the Committee are not separately compensated for any committee meeting held on the day of a regularly scheduled board meeting. The foregoing fee arrangements went into effect June 1, 2007, and the following table reflects fees paid prior to such date under arrangements then in effect.

                                          TOTAL FEES
                          TOTAL FEES      RECEIVED         NUMBER OF BOARDS IN
                           RECEIVED       FROM FRANKLIN     FRANKLIN TEMPLETON
                           FROM THE        TEMPLETON       INVESTMENTS ON WHICH
              NAME       TRUST(1) ($)   INVESTMENTS(2) ($)   EACH SERVES(3)
-------------------------------------------------------------------------------
Harris J. Ashton           22,723         409,510                  42
Robert F. Carlson           4,457         132,523                  28
S. Joseph Fortunato(4)      5,423           N/A                   N/A
Sam Ginn                    4,458         292,948                  28
Edith E. Holiday           23,352         422,501                  42
Frank W.T. LaHaye          24,899         225,560                  28
Gordon S. Macklin(5)        6,795         302,820                 N/A
Frank A. Olson              4,458         373,818                  42
Larry D. Thompson           4,458         147,950                  42
John B. Wilson             30,778         117,917                  28

1. For the fiscal year ended April 30, 2007.
2. For the calendar year ended December 31, 2006.
3. We base the number of boards on the number of U.S. registered investment companies in Franklin Templeton Investments. This number does not include the total number of series or portfolios within each investment company for which the board members are responsible.
4. Retired, September 5, 2006.
5. Retired, September 12, 2006.


Noninterested board members are reimbursed for expenses incurred in connection with attending board meetings and are paid pro rata by each fund in Franklin Templeton Investments for which they serve as director or trustee. No officer or board member received any other compensation, including pension or retirement benefits, directly or indirectly from the Fund or other funds in Franklin Templeton Investments. Certain officers or board members who are shareholders of Franklin Resources, Inc. (Resources) may be deemed to receive indirect remuneration by virtue of their participation, if any, in the fees paid to its subsidiaries.


Board members historically have followed a policy of having substantial investments in one or more of the Franklin Templeton funds, as is consistent with their individual financial goals. In February 1998, this policy was formalized through the adoption of a requirement that each board member invest one-third of fees received for serving as a director or trustee of a Templeton fund (excluding committee fees) in shares of one or more Templeton funds and one-third of fees received for serving as a director or trustee of a Franklin fund (excluding committee fees) in shares of one or more Franklin funds until the value of such investments equals or exceeds five times the annual retainer and regular board meeting fees paid to such board member. Investments in the name of family members or entities controlled by a board member constitute fund holdings of such board member for purposes of this policy, and a three-year phase-in period applies to such investment requirements for newly elected board members. In implementing such policy, a board member's fund holdings existing on February 27, 1998, are valued as of such date with subsequent investments valued at cost.

The following tables provide the dollar range of equity securities beneficially owned by the board members of the Trust on December 31, 2006.

INDEPENDENT BOARD MEMBERS
--------------------------
                                                   AGGREGATE
                                                DOLLAR RANGE OF
                                              EQUITY SECURITIES IN
                                               ALL FUNDS OVERSEEN
                                              BY THE BOARD MEMBER
                     DOLLAR RANGE OF            IN THE FRANKLIN
NAME OF              EQUITY SECURITIES             TEMPLETON
BOARD MEMBER         IN THE FUND                 FUND COMPLEX
--------------------------------------------------------------------
Harris J. Ashton           None                 Over $100,000
Robert F. Carlson          None                 Over $100,000
Sam Ginn                   None                 Over $100,000
Edith E. Holiday           None                 Over $100,000
Frank W.T. LaHaye    $10,001 - $50,000          Over $100,000
Frank A. Olson             None                 Over $100,000
Larry D. Thompson          None                 Over $100,000
John B. Wilson             None                 Over $100,000




INTERESTED BOARD MEMBERS
------------------------
                                                   AGGREGATE
                                                DOLLAR RANGE OF
                                              EQUITY SECURITIES IN
                                               ALL FUNDS OVERSEEN
                                              BY THE BOARD MEMBER
                     DOLLAR RANGE OF            IN THE FRANKLIN
NAME OF              EQUITY SECURITIES             TEMPLETON
BOARD MEMBER         IN THE FUND                 FUND COMPLEX
--------------------------------------------------------------------
Charles B. Johnson        None                  Over $100,000
Rupert H. Johnson, Jr.    None                  Over $100,000



BOARD COMMITTEES The board maintains two standing committees: the Audit Committee and the Nominating Committee. The Audit Committee is generally responsible for recommending the selection of the Trust's independent registered public accounting firm (auditors), including evaluating their independence and meeting with such auditors to consider and review matters relating to the Trust's financial reports and internal controls. The Audit Committee is comprised of the following independent trustees of the Trust: Edith E. Holiday, Frank W.T. LaHaye and John B. Wilson. The Nominating Committee is comprised of the following independent trustees of the Trust: Harris J. Ashton, Robert F. Carlson, Sam Ginn, Edith E. Holiday, Frank W.T. LaHaye, Frank A. Olson, Larry D. Thompson and John B. Wilson.


The Nominating Committee is responsible for selecting candidates to serve as board members and recommending such candidates (a) for selection and nomination as independent board member by the incumbent independent board member and the full board; and (b) for selection and nomination as interested board members by the full board.


When the board has or expects to have a vacancy, the Nominating Committee receives and reviews information on individuals qualified to be recommended to the full board as nominees for election as board members, including any recommendations by "Qualifying Fund Shareholders" (as defined below). To date, the Nominating Committee has been able to identify, and expects to continue to be able to identify, from its own resources an ample number of qualified candidates. The Nominating Committee, however, will review recommendations from Qualifying Fund Shareholders to fill vacancies on the board if these recommendations are submitted in writing and addressed to the Nominating Committee at the Trust's offices at P.O. Box 997151, Sacramento, CA 95899-7151 and are presented with appropriate background material concerning the candidate that demonstrates his or her ability to serve as a board member, including as an independent board member, of the Trust. A Qualifying Fund Shareholder is a shareholder who (i) has continuously owned of record, or beneficially through a financial intermediary, shares of the Fund having a net asset value of not less than two hundred and fifty thousand dollars ($250,000) during the 24-month period prior to submitting the recommendation; and (ii) provides a written notice to the Nominating Committee containing the following information: (a) the name and address of the Qualifying Fund Shareholder making the recommendation; (b) the number of shares of the Fund which are owned of record and beneficially by such Qualifying Fund Shareholder and the length of time that such shares have been so owned by the Qualifying Fund Shareholder; (c) a description of all arrangements and understandings between such Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (d) the name, age, date of birth, business address and residence address of the person or persons being recommended; (e) such other information regarding each person recommended by such Qualifying Fund Shareholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC had the nominee been nominated by the board; (f) whether the shareholder making the recommendation believes the person recommended would or would not be an "interested person" of the Trust, as defined in the 1940 Act; and
(g) the written consent of each person recommended to serve as a board member of the Trust if so nominated and elected/appointed.


The Nominating Committee may amend these procedures from time to time, including the procedures relating to the evaluation of nominees and the process for submitting recommendations to the Nominating Committee.


During the fiscal year ended April 30, 2007, the Audit Committee met four times and the Nominating Committee met six times.


FAIR VALUATION AND LIQUIDITY
-------------------------------------------------------------------

The Trust's board of trustees has delegated to the manager the task of ensuring that regulatory guidelines governing the fair valuation for securities are applied to the Fund and that the required level of liquidity is maintained. The manager has formed a Valuation & Liquidity Oversight Committee (VLOC) to oversee these obligations. The VLOC oversees and administers the policies and procedures governing fair valuation and liquidity determination of securities. The VLOC meets monthly to review and approve fair value and liquidity reports and conduct other business, and meets whenever necessary to review potential significant market events and take appropriate steps to adjust valuations in accordance with established policies. The VLOC provides regular reports that document its activities to the board of trustees for its review and approval of pricing determinations at scheduled meetings. VLOC meeting minutes are regularly submitted to the board of trustees for their review.

The Trust's policies and procedures governing fair valuation and liquidity determination of securities have been initially reviewed and approved by the board of trustees and any material amendments will also be reviewed and approved by the board. The manager's compliance staff conducts periodic reviews of compliance with the policies and provides at least annually a report to the board of trustees regarding the operation of the policies and any material changes recommended as a result of such review.

PROXY VOTING POLICIES AND PROCEDURES
-------------------------------------------------------------------

The board of trustees of the Trust on behalf of the Fund has delegated the authority to vote proxies related to the portfolio securities held by the Fund to the Fund's manager, Franklin Advisers, Inc., in accordance with the Proxy Voting Policies and Procedures (Policies) adopted by the manager.

The manager has delegated its administrative duties with respect to the voting of proxies to the Proxy Group within Franklin
Templeton Companies, LLC (Proxy Group), an affiliate and wholly owned subsidiary of Franklin Resources, Inc. All proxies received by the Proxy Group will be voted based upon the manager's instructions and/or policies.


To assist it in analyzing proxies, the manager subscribes to Institutional Shareholder Services (ISS), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote
recommendations, recordkeeping and vote disclosure services.   In
addition, the manager subscribes to Glass, Lewis & Co., LLC (Glass Lewis), an unaffiliated third party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies. Although ISS' and/or Glass Lewis' analyses are thoroughly reviewed and considered in making a final voting decision, the manager does not consider recommendations from ISS, Glass Lewis or any other third party to be determinative of the manager's ultimate decision. The manager votes proxies solely in the interests of the Fund and its shareholders. As a matter of policy, the officers, directors/trustees and employees of the Fund, the manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of the Fund and its shareholders. Efforts are made to resolve all conflicts in the interests of the manager's clients. Material conflicts of interest are identified by the Proxy Group based upon analyses of client, broker and vendor lists, information periodically gathered from directors and officers, and information derived from other sources, including public filings. In situations where a material conflict of interest is identified, the Proxy Group will refer the matter, along with the recommended course of action by the manager to an interdepartmental Proxy Review Committee (which may include portfolio managers and/or research analysts employed by the manager), for evaluation and voting instructions. The Proxy Review Committee may defer to the voting recommendation of ISS, Glass Lewis or those of another independent third party provider of proxy services; or send the proxy directly to the Fund with a recommendation regarding the vote for approval. Where the Proxy Review Committee refers a matter to the Fund, it may rely upon the instructions of a representative of the Fund, such as the board of trustees or a committee of the board.


The recommendation of management on any issue is a factor which the manager considers in determining how proxies should be voted, but is not determinative of the manager's ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and the manager will not support the position of the company's management in any situation where it deems that the ratification of management's position would adversely affect the investment merits of owning that company's shares.

MANAGER'S PROXY VOTING POLICIES AND PRINCIPLES The manager has adopted general proxy voting guidelines, which are summarized below. These guidelines are not an exhaustive list of all the issues that may arise and the manager cannot anticipate all future situations. In all cases, each proxy will be considered based on the relevant facts and circumstances.

BOARD OF DIRECTORS. The manager supports an independent board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. The manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. The manager may withhold votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, the manager will review this issue as well as proposals to restore or provide for cumulative voting on a case-by-case basis, taking into consideration factors such as the company's corporate governance guidelines or provisions and performance.

RATIFICATION OF AUDITORS OF PORTFOLIO COMPANIES. In light of several high profile accounting scandals, the manager will closely scrutinize the role and performance of auditors. On a case-by-case basis, the manager will examine proposals relating to non-audit relationships and non-audit fees. The manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of accounting irregularities or negligence.


MANAGEMENT AND DIRECTOR COMPENSATION. A company's equity-based compensation plan should be in alignment with its shareholders' long-term interests. The manager believes that executive compensation should be directly linked to the performance of the company. The manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable, including the ISS quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plans. The manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment "evergreen" feature. The manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.


Severance compensation arrangements will be reviewed on a case-by-case basis, although the manager will generally oppose "golden parachutes" that are considered to be excessive. The manager will normally support proposals that require a percentage of directors' compensation to be in the form of common stock, as it aligns their interests with those of shareholders. The manager will review on a case-by-case basis any shareholder proposals to adopt policies on expensing stock option plans.

ANTI-TAKEOVER MECHANISMS AND RELATED ISSUES. The manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. On occasion, the manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm the Fund or its shareholders' interests. The manager generally supports proposals that require shareholder rights' plans ("poison pills") to be subject to a shareholder vote and will closely evaluate such plans on a case-by-case basis to determine whether or not they warrant support. The manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. The manager generally opposes any supermajority voting requirements as well as the payment of "greenmail." The manager generally supports "fair price" provisions and confidential voting.

CHANGES TO CAPITAL STRUCTURE. The manager will review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase and proposals seeking preemptive rights. The manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. The manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable.

MERGERS AND CORPORATE RESTRUCTURING. Mergers and acquisitions will be subject to careful review by the research analyst to determine whether each will be beneficial to shareholders. The manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring and reincorporation proposals are also subject to a thorough examination on a case-by-case basis.

SOCIAL AND CORPORATE POLICY ISSUES. The manager will generally give management discretion with regard to social, environmental and ethical issues, although the manager may vote in favor of those that are believed to have significant economic benefits or implications for the Fund and its shareholders.

GLOBAL CORPORATE GOVERNANCE. Many of the tenets discussed above are applied to proxy voting decisions for international companies. However, the manager must be more flexible in these instances and must be mindful of the varied market practices of each region.


The manager will attempt to process every proxy it receives for all domestic and foreign issuers. However, there may be situations in which the manager cannot process proxies, for example, where a meeting notice was received too late, or sell orders preclude the ability to vote. If a security is on loan, the manager may determine that it is not in the best interests of the Fund to recall the security for voting purposes. Also, the manager may abstain from voting under certain circumstances or vote against items such as "Other Business" when the manager is not given adequate information from the company.

Shareholders may view the complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/527-7678 or by sending a written request to:
Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are available online at franklintempleton.com and posted on the SEC website at www.sec.gov and reflect the most recent 12-month period ended June 30.


MANAGEMENT AND OTHER SERVICES
-------------------------------------------------------------------

MANAGER AND SERVICES PROVIDED The Fund's manager is Franklin Advisers, Inc. The manager is a wholly owned subsidiary of Resources, a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of Resources.

The manager provides investment research and portfolio management services, and selects the securities for the Fund to buy, hold or sell. The manager also selects the brokers who execute the Fund's portfolio transactions. The manager provides periodic reports to the board, which reviews and supervises the manager's investment activities. To protect the Fund, the manager and its officers, directors and employees are covered by fidelity insurance.

The manager and its affiliates manage numerous other investment companies and accounts. The manager may give advice and take action with respect to any of the other funds it manages, or for its own account, that may differ from action taken by the manager on behalf of the Fund. Similarly, with respect to the Fund, the manager is not obligated to recommend, buy or sell, or to refrain from recommending, buying or selling any security that the manager and access persons, as defined by applicable federal securities laws, may buy or sell for its or their own account or for the accounts of any other fund. The manager is not obligated to refrain from investing in securities held by the Fund or other funds it manages. Because the manager is a subsidiary of a financial holding company (FHC) under the Gramm-Leach-Bliley Act of 1999, federal regulations applicable to FHCs may limit or restrict the Fund's ability to acquire or hold a position in a given security when it might otherwise be advantageous for the Fund to acquire or hold that security.

The Fund, its manager and principal underwriter have each adopted a code of ethics, as required by federal securities laws. Under the code of ethics, employees who are designated as access persons may engage in personal securities transactions, including transactions involving securities that are being considered for the Fund or that are currently held by the Fund, subject to certain general restrictions and procedures. The personal securities transactions of access persons of the Fund, its manager and principal underwriter will be governed by the code of ethics. The code of ethics is on file with, and available from, the Securities and Exchange Commission (SEC).

MANAGEMENT FEES The Fund pays the manager a fee equal to an annual rate of:

o  0.625 of 1% of the value of net assets up to and including
   $100 million;
o 0.500 of 1% of the value of net assets over $100 million and not over $250 million; and
o 0.450 of 1% of the value of net assets over $250 million and not over $10 billion; and
o 0.440 of 1% of the value of net assets over $10 billion and not over $12.5 billion; and
o 0.420 of 1% of the value of net assets over $12.5 billion and not over $15 billion; and
o 0.400 of 1% of the value of net assets over $15 billion and not over $17.5 billion; and
o 0.380 of 1% of the value of net assets over $17.5 billion and not over $20 billion; and
o 0.360 of 1% of the value of net assets over $20 billion and not over $35 billion; and
o 0.355 of 1% of the value of net assets over $35 billion and not over $50 billion; and
o 0.350 of 1% of the value of net assets in excess of $50 billion.

The fee is calculated daily and paid monthly according to the terms of the management agreement. Each class of the Fund's shares pays its proportionate share of the fee.

For the last three fiscal years ended April 30, the Fund paid the following management fees:


                    MANAGEMENT FEES PAID(1) ($)
-------------------------------------------------------
2007                         7,914,117
2006                         6,046,317
2005                         4,066,413

1. For the fiscal years ended April 30, 2007, 2006 and 2005, management fees, before any advance waiver, totaled $8,106,479, $6,130,953 and $4,186,004, respectively. Under an agreement by the manager to limit its fees and to reduce its fees to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund, the Fund paid the management fees shown.

PORTFOLIO MANAGERS This section reflects information about the portfolio managers as of April 30, 2007.


The following table shows the number of other accounts managed by each portfolio manager and the total assets in the accounts managed within each category:


NAME            NUMBER OF     ASSETS OF    NUMBER OF     ASSETS OF     NUMBER OF  ASSETS OF
                OTHER         OTHER        OTHER POOLED  OTHER POOLED  OTHER      OTHER
                REGISTERED    REGISTERED   INVESTMENT    INVESTMENT    ACCOUNTS   ACCOUNTS
                INVESTMENT    INVESTMENT   VEHICLES      VEHICLES      MANAGED(1) MANAGED
                COMPANIES     COMPANIES    MANAGED(1)    MANAGED                  (X $1
                MANAGED       MANAGED (X                 (X $1                    MILLION)
                              $1 MILLION)                MILLION)(1)              (1)
---------------------------------------------------------------------------------------------
Christopher J.      7         5,626.1          4          1,299.1        2        339.2
Molumphy

Eric G. Takaha      5         4,741.8          2            566.9        1         11.7


1.  The various pooled investment vehicles and accounts listed are managed by a team of investment professionals. Accordingly, the individual managers listed would not be solely responsible for managing such listed amounts.

Portfolio managers that provide investment services to the Fund may also provide services to a variety of other investment products, including other funds, institutional accounts and private accounts. The advisory fees for some of such other products and accounts may be different than that charged to the Fund and may include performance based compensation. This may result in fees that are higher (or lower) than the advisory fees paid by the Fund. As a matter of policy, each fund or account is managed solely for the benefit of the beneficial owners thereof. As discussed below, the separation of the trading execution function from the portfolio management function and the application of objectively based trade allocation procedures helps to mitigate potential conflicts of interest that may arise as a result of the portfolio managers managing accounts with different advisory fees.

CONFLICTS. The management of multiple funds, including the Fund, and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The manager seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Fund. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. As noted above, the separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest. However, securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. The manager seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.

The structure of a portfolio manager's compensation may give rise to potential conflicts of interest. A portfolio manager's base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be an indirect relationship between a portfolio manager's marketing or sales efforts and his or her bonus.

Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest. While the funds and the manager have adopted a code of ethics which they believe contains provisions reasonably necessary to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.

The manager and the Fund have adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

COMPENSATION. The manager seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager's level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager's compensation consists of the following three elements:

      BASE SALARY  Each portfolio manager is paid a base salary.

      ANNUAL BONUS Annual bonuses are structured to align the interests of the portfolio manager with those of the Fund's shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Franklin Resources stock (17.5% to 25%) and mutual fund shares (17.5% to 25%). The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Franklin Resources and mutual funds advised by the manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Fund shareholders. The Chief Investment Officer of the manager and/or other officers of the manager, with responsibility for the Fund, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:

      o INVESTMENT PERFORMANCE. Primary consideration is given to the historic investment performance of all accounts managed by the portfolio manager over the 1, 3 and 5 preceding years measured against risk benchmarks developed by the fixed income management team. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.

      o NON-INVESTMENT PERFORMANCE. The more qualitative contributions of the portfolio manager to the manager's business and the investment management team, including business knowledge, productivity, customer service, creativity, and contribution to team goals, are evaluated in determining the amount of any bonus award.

      o RESPONSIBILITIES. The characteristics and complexity of funds managed by the portfolio manager are factored in the manager's appraisal.


      ADDITIONAL LONG-TERM EQUITY-BASED COMPENSATION Portfolio managers may also be awarded restricted shares or units of Franklin Resources stock or restricted shares or units of one or more mutual funds, and options to purchase common shares of Franklin Resources stock. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.


Portfolio managers also participate in benefit plans and programs available generally to all employees of the manager.


OWNERSHIP OF FUND SHARES. The manager has a policy of encouraging portfolio managers to invest in the funds they manage.
Exceptions arise when, for example, a fund is closed to new investors or when tax considerations or jurisdictional constraints cause such an investment to be inappropriate for the portfolio manager. The following is the dollar range of Fund shares beneficially owned by each portfolio manager as of April 30, 2007 (such amounts may change from time to time):

                                 DOLLAR RANGE OF FUND
                                 SHARES BENEFICIALLY
PORTFOLIO MANAGER                     OWNED
--------------------------------------------------------
Christopher J. Molumphy          $100,001 - $500,000
Eric G. Takaha                    $10,001 - $50,000


ADMINISTRATOR AND SERVICES PROVIDED Franklin Templeton Services, LLC (FT Services) has an agreement with the manager to provide certain administrative services and facilities for the Fund. FT Services is an indirect, wholly owned subsidiary of Resources and is an affiliate of the Fund's manager and principal underwriter.

The administrative services FT Services provides include preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements.

ADMINISTRATION FEES The manager pays FT Services a monthly fee equal to an annual rate of:

o 0.15% of the Fund's average daily net assets up to $200 million;
o 0.135% of average daily net assets over $200 million up to $700 million;
o 0.10% of average daily net assets over $700 million up to $1.2 billion; and
o  0.075% of average daily net assets over $1.2 billion.

During the last three fiscal years ended April 30, the manager paid FT Services the following administration fees:

                      ADMINISTRATION FEES PAID ($)
 --------------------------------------------------------
 2007                          1,911,621
 2006                          1,567,710
 2005                          1,156,857


SHAREHOLDER SERVICING AND TRANSFER AGENT Franklin Templeton Investor Services, LLC (Investor Services) is the Fund's shareholder servicing agent and acts as the Fund's transfer agent and dividend-paying agent. Investor Services is located at 3344 Quality Drive, Rancho Cordova, CA 95670-7313. Please send all correspondence to Investor Services at P.O. Box 997151, Sacramento, CA 95899-7151.


Investor Services receives a fee for servicing Fund shareholder accounts. The Fund also will reimburse Investor Services for certain out-of-pocket expenses necessarily incurred in servicing the shareholder accounts in accordance with the terms of its servicing contract with the Fund.


Investor Services may also pay servicing fees, that will be reimbursed by the Fund, in varying amounts to certain financial institutions (primarily to help offset their costs associated with client account maintenance support, statement preparation and transaction processing) that (i) maintain omnibus accounts with the Fund in the institution's name on behalf of numerous beneficial owners of Fund shares who are either direct clients of the institution or are participants in an IRS-recognized tax-deferred savings plan (including Employer Sponsored Retirement Plans and Section 529 Plans) for which the institution, or its affiliate, provides participant level recordkeeping services (called "Beneficial Owners"); or (ii) provide support for Fund shareholder accounts by sharing account data with Investor Services through the National Securities Clearing Corporation (NSCC) networking system. In addition to servicing fees received from the Fund, these financial institutions also may charge a fee for their services directly to their clients. Investor Services will also receive a fee from the Fund for services provided in support of Beneficial Owners and NSCC networking system accounts.


CUSTODIAN Bank of New York, Mutual Funds Division, 100 Church Street, New York, NY 10286, acts as custodian of the Fund's securities and other assets.As foreign custody manager, the bank selects and monitors foreign sub-custodian banks, selects and evaluates non-compulsory foreign depositories, and furnishes information relevant to the selection of compulsory depositories.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM PricewaterhouseCoopers LLP, Three Embarcadero Center, San Francisco, CA 94111-4004, is the Fund's independent registered public accounting firm. The Independent Registered Public Accounting Firm audits the financial statements included in the Fund's Annual Report to Shareholders.

PORTFOLIO TRANSACTIONS
-------------------------------------------------------------------

The manager selects brokers and dealers to execute the Fund's portfolio transactions in accordance with criteria set forth in the management agreement and any directions that the board may give.

When placing a portfolio transaction, the trading department of the manager seeks to obtain "best execution" -- the best combination of high quality transaction execution services, taking into account the services and products to be provided by the broker or dealer, and low relative commission rates with the view of maximizing value for the Fund and its other clients. For most transactions in equity securities, the amount of commissions paid is negotiated between the manager and the broker executing the transaction. The determination and evaluation of the reasonableness of the brokerage commissions paid are based to a large degree on the professional opinions of the persons within the trading department of the manager responsible for placement and review of the transactions. These opinions are based on the experience of these individuals in the securities industry and information available to them about the level of commissions being paid by other institutional investors. The manager may also place orders to buy and sell equity securities on a principal rather than agency basis if the manager believes that trading on a principal basis will provide best execution. Orders for fixed income securities are ordinarily placed with market makers on a net basis, without any brokerage commissions. Purchases of portfolio securities from underwriters will include a commission or concession paid to the underwriter, and purchases from dealers will include a spread between the bid and ask price.

The manager may cause the Fund to pay certain brokers commissions that are higher than those another broker may charge, if the manager determines in good faith that the amount paid is reasonable in relation to the value of the brokerage and research services it receives. This may be viewed in terms of either the particular transaction or the manager's overall responsibilities to client accounts over which it exercises investment discretion. The brokerage commissions that are used to acquire services other than brokerage are known as "soft dollars." Research provided can be either proprietary (created and provided by the broker-dealer, including tangible research products as well as access to analysts and traders) or third party (created by a third party but provided by the broker-dealer). To the extent permitted by applicable law, the manager may use soft dollars to acquire both proprietary and third party research.

The research services that brokers may provide to the manager include, among others, supplying information about particular companies, markets, countries, or local, regional, national or transnational economies, statistical data, quotations and other securities pricing information, and other information that provides lawful and appropriate assistance to the manager in carrying out its investment advisory responsibilities. These services may not always directly benefit the Fund. They must, however, be of value to the manager in carrying out its overall responsibilities to its clients.

It is not possible to place an accurate dollar value on the special execution or on the research services the manager receives from dealers effecting transactions in portfolio securities. The allocation of transactions to obtain additional research services allows the manager to supplement its own research and analysis activities and to receive the views and information of individuals and research staffs from many securities firms. The receipt of these products and services does not reduce the manager's research activities in providing investment advice to the Fund.

As long as it is lawful and appropriate to do so, the manager and its affiliates may use this research and data in their investment advisory capacities with other clients.

Because Franklin Templeton Distributors, Inc. (Distributors) is a member of the National Association of Securities Dealers, Inc., it may sometimes receive certain fees when the Fund tenders portfolio securities pursuant to a tender-offer solicitation. To recapture brokerage for the benefit of the Fund, any portfolio securities tendered by the Fund will be tendered through Distributors if it is legally permissible to do so. In turn, the next management fee payable to the manager will be reduced by the amount of any fees received by Distributors in cash, less any costs and expenses incurred in connection with the tender.

If purchases or sales of securities of the Fund and one or more other investment companies or clients supervised by the manager are considered at or about the same time, transactions in these securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by the manager, taking into account the respective sizes of the accounts and the amount of securities to be purchased or sold. In some cases this procedure could have a detrimental effect on the price or volume of the security so far as the Fund is concerned. In other cases it is possible that the ability to participate in volume transactions may improve execution and reduce transaction costs to the Fund.

During the last three fiscal years ended April 30, the Fund paid the following brokerage commissions:


                         BROKERAGE COMMISSIONS
                                  ($)
 --------------------------------------------------------
 2007                             5,591
 2006                            11,553
 2005                             4,540

For the fiscal year ended April 30, 2007, the Fund paid brokerage commissions of $5,460 from aggregate portfolio transactions of $9,167,126 to brokers who provided research services.

As of April 30, 2007, the Fund owned securities issued by J.P. Morgan Securities, Inc., Deutsche Bank Securities, Inc. and Morgan Stanley & Co., Inc. valued in the aggregate at $16,412,000, $22,369,000 and $7,078,000, respectively. Except as noted, the Fund did not own any securities issued by its regular broker-dealers as of the end of the fiscal year.


DISTRIBUTIONS AND TAXES
-------------------------------------------------------------------

MULTICLASS DISTRIBUTIONS The Fund calculates income dividends and capital gain distributions the same way for each class. The amount of any income dividends per share will differ, however, generally due to any differences in the distribution and service (Rule 12b-1) fees applicable to the classes.


DISTRIBUTIONS OF NET INVESTMENT INCOME The Fund receives income generally in the form of dividends and interest on its investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund's net investment income from which dividends may be paid to you. If you are a taxable investor, any income dividends (other than qualified dividends) the Fund pays are taxable to you as ordinary income. A portion of the income dividends paid to you may be qualified dividends eligible to be taxed at reduced rates. A portion of the income dividends may also be designated as interest-related or short-term capital dividends that will not be subject to nonresident alien withholding for most non-U.S. investors. See the section on "Non-U.S. investors" for more information on interest-related and short-term capital gain dividends.


DISTRIBUTIONS OF CAPITAL GAINS The Fund may realize capital gains and losses on the sale of its portfolio securities.

Distributions of short-term capital gains are taxable to you as ordinary income. Distributions of long-term capital gains are taxable to you as long-term capital gains, regardless of how long you have owned your shares in the Fund. Any net capital gains realized by the Fund generally are distributed once each year, and may be distributed more frequently, if necessary, to reduce or eliminate excise or income taxes on the Fund.

Capital gain dividends and any net long-term capital gains you realize from the sale of Fund shares are subject to a maximum rate of tax of 15% for individuals (5% for individuals in the 10% and 15% federal income tax brackets). For individuals in the 10% and 15% tax brackets, the rate for net long-term capital gains realized in calendar years 2008 through 2010 is further reduced from 5% to 0%. These reduced rates of taxation of capital gain dividends and net long-term capital gains are now scheduled to sunset on December 31, 2010, unless extended or made permanent before that date.


RETURNS OF CAPITAL If the Fund's distributions exceed its taxable income and realized capital gains for a taxable year, all or a portion of the distributions made in that taxable year may be characterized as a return of capital to you. A return of capital distribution will generally not be taxable, but will reduce the cost basis that you have in your Fund shares and will result in a higher capital gain or in a lower capital loss when you sell your shares. Any return of capital in excess of the basis in your Fund shares, however, will be taxable as a capital gain.

INVESTMENTS IN FOREIGN SECURITIES The next four paragraphs describe tax considerations that are applicable to the Fund's investments in foreign securities.


EFFECT OF FOREIGN WITHHOLDING TAXES. The Fund may be subject to foreign withholding taxes on income from certain foreign securities. This, in turn, could reduce the Fund's income dividends paid to you.


EFFECT OF FOREIGN DEBT INVESTMENTS ON DISTRIBUTIONS. Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by the Fund. Similarly, foreign exchange losses realized on the sale of debt securities generally are treated as ordinary losses. These gains when distributed are taxable to you as ordinary income, and any losses reduce the Fund's ordinary income otherwise available for distribution to you. THIS TREATMENT COULD INCREASE OR DECREASE THE FUND'S ORDINARY INCOME DISTRIBUTIONS TO YOU, AND MAY CAUSE SOME OR ALL OF THE FUND'S PREVIOUSLY DISTRIBUTED INCOME TO BE CLASSIFIED AS A RETURN OF CAPITAL.

PFIC SECURITIES. The Fund may invest in securities of foreign entities that could be deemed for tax purposes to be passive foreign investment companies (PFICs). When investing in PFIC securities, the Fund intends to mark-to-market these securities and recognize any gains at the end of its fiscal and excise (described below) tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that the Fund is required to distribute, even though it has not sold the securities. If the Fund is unable to identify an investment as a PFIC security and thus does not make a mark-to-market election, the Fund may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain from the sale of the PFIC shares even if such income is distributed to you as a taxable dividend. Additional charges in the nature of interest may be imposed on the Fund on any deferred taxes arising from such income or gains.

You should also be aware that a Fund's designation of a foreign security as a PFIC security will cause the income dividends of any designated securities to fall outside of the definition of qualified foreign corporation dividends. These dividends generally will NOT qualify for the reduced rate of taxation on qualified dividends when distributed to you by the Fund.

INFORMATION ON THE AMOUNT AND TAX CHARACTER OF DISTRIBUTIONS The Fund will inform you of the amount of your income dividends and capital gain distributions at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. The amount of income dividends designated by the Fund, consisting of qualified dividend income (which is relevant to U.S. investors) and interest-related and short-term capital gain dividends (which are relevant to non-U.S. investors) may exceed the total amount of income dividends paid. These designations will not result in more income being reported to you, but rather will allow the Fund to make its designations in a manner that is more tax efficient to both U.S. and non-U.S. investors. If you have not owned your Fund shares for a full year, the Fund may designate and distribute to you, as ordinary income, qualified dividends, or capital gain distributions (distributions of net long-term capital gains), a percentage of income that may not be equal to the actual amount of each type of income earned during the period of your investment in the Fund. If you are a non-U.S. investor, the Fund may also designate and distribute to you as an interest-related or short-term capital gain dividend, a percentage of income that may not be equal to the actual amount of each of these types of income earned during the period of your investment in the Fund. Distributions declared in December to shareholders of record in such month, but paid in January, are taxable to you as if paid in December.


ELECTION TO BE TAXED AS A REGULATED INVESTMENT COMPANY The Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code (Code). It has qualified as a regulated investment company for its most recent fiscal year, and intends to continue to qualify during the current fiscal year. As a regulated investment company, the Fund generally pays no federal income tax on the income and gains it distributes to you. The board reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines this course of action to be beneficial to shareholders. In that case, the Fund would be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you would be taxed as dividend income to the extent of the Fund's earnings and profits.

EXCISE TAX DISTRIBUTION REQUIREMENTS


REQUIRED DISTRIBUTIONS. To avoid federal excise taxes, the Code requires the Fund to distribute to you by December 31 of each year, at a minimum, the following amounts:


o  98% of its taxable ordinary income earned during the calendar year;


o 98% of its capital gain net income earned during the twelve month period ending October 31; and


o 100% of any undistributed amounts of these categories of income or gain from the prior year.

The Fund intends to declare and pay these distributions in December (or to pay them in January, in which case you must treat them as received in December), but can give no assurances that its distributions will be sufficient to eliminate all taxes.


TAX REPORTING FOR INCOME AND EXCISE TAX YEARS. Because the periods for measuring a regulated investment company's income are different for income (determined on a fiscal year basis) and excise tax years (determined as noted above), special rules are required to calculate the amount of income earned in each period, and the amount of earnings and profits needed to support that income. For example, if the Fund uses the excise tax period ending on October 31 as the measuring period for calculating and paying out capital gain net income and realizes a net capital loss between November 1 and the end of the Fund's fiscal year, it will likely have insufficient earnings and profits for its taxable year to support its required excise tax distribution. Accordingly, the Fund is permitted to elect to treat its realized capital loss (its "post-October loss") as occurring on the first day of its next fiscal year. Because these rules are not entirely clear, the Fund may be required to interpret the post-October loss and other rules relating to these different year-ends to determine its taxable income and capital gains. The Fund's reporting of income and its allocation between different taxable and excise tax years may be challenged by the Internal Revenue Service (IRS), possibly resulting in adjustments in the income reported by the Fund on its tax returns and/or by the Fund to you on your year-end tax statements.


SALES OF FUND SHARES Sales and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. If you sell your Fund shares, or exchange them for shares of a different Franklin Templeton fund, the IRS requires you to report any gain or loss on your sale or exchange. If you owned your shares as a capital asset, any gain or loss that you realize is a capital gain or loss, and is long-term or short-term, depending on how long you owned your shares.


The automatic conversion of Class B shares to Class A shares in the same Fund will be tax-free for federal income tax reporting purposes. Shareholders should talk to their tax advisors regarding the state and local tax consequences of this or any other conversion of shares.


SALES AT A LOSS WITHIN SIX MONTHS OF PURCHASE. Any loss incurred on the sale or exchange of Fund shares owned for six months or less is treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the Fund on those shares.

WASH SALES. All or a portion of any loss that you realize on the sale of your Fund shares is disallowed to the extent that you buy other shares in the Fund within 30 days before or after your sale. Any loss disallowed under these rules is added to your tax basis in the new shares.


DEFERRAL OF BASIS. (CLASS A ONLY) In reporting gain or loss on the sale of your Fund shares, you may be required to adjust your basis in the shares you sell under the following circumstances:


IF:
o In your original purchase of Fund shares, you received a reinvestment right (the right to reinvest your sales proceeds at a reduced or with no sales charge), and

o You sell some or all of your original shares within 90 days of their purchase, and

o You reinvest the sales proceeds in the Fund or in another Franklin Templeton fund, and the sales charge that would otherwise apply is reduced or eliminated;

THEN: In reporting any gain or loss on your sale, all or a portion of the sales charge that you paid for your original shares is excluded from your tax basis in the shares sold and added to your tax basis in the new shares.


TAX CERTIFICATION AND BACKUP WITHHOLDING Tax laws require that you certify your tax information when you become an investor in the Fund. For U.S. residents and resident aliens, this certification is made on IRS Form W-9. Under these laws, the Fund must withhold a portion of your taxable distributions and sales proceeds unless you:


o provide your correct Social Security or taxpayer identification number,
o   certify that this number is correct,
o   certify that you are not subject to backup withholding, and
o   certify that you are a U.S. person (including a U.S.
    resident alien).

The Fund also must withhold if the IRS instructs it to do so.
When withholding is required, the amount will be 28% of any distributions or proceeds paid.


Non-U.S. investors have special U.S. tax certification requirements. See the section below entitled "Tax certification and backup withholding as applied to non-U.S. investors."


U.S. GOVERNMENT SECURITIES The income earned on certain U.S. government securities is exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to mutual fund dividends paid to you from interest earned on these securities, subject in some states to minimum investment or reporting requirements that must be met by a fund. The income on Fund investments in certain securities, such as repurchase agreements, commercial paper and federal agency-backed obligations (e.g., Ginnie Mae and Fannie Mae securities), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

QUALIFIED DIVIDENDS For individual shareholders, a portion of the dividends paid by the Fund may be qualified dividend income eligible for taxation at the 15% long-term capital gain rate (5% for individuals in the 10% and 15% federal rate brackets). In general, income dividends from dividends received by the Fund from domestic corporations and qualified foreign corporations will be permitted this favored federal tax treatment. Income dividends from interest earned by the Fund on debt securities and dividends received from unqualified foreign corporations will continue to be taxed at the higher ordinary income tax rates.


After the close of its fiscal year, the Fund will designate the portion of its ordinary dividend income that meets the definition of qualified dividend income taxable at reduced rates. Because the Fund's currently has a substantial percentage of its investment assets in debt securities, it is anticipated that this percentage of qualified dividend income will be small.


SUNSETTING OF PROVISIONS. The special provisions dealing with qualified dividend income, and the reduced rate of taxation of long-term capital gains that were adopted as part of the 2003 Tax Act and that have been recently extended by the 2005 Tax Increase Prevention and Reconciliation Act (2005 Tax Act) are scheduled to sunset on December 31, 2010, unless extended or made permanent before that date. If the 2003 Tax Act changes as extended in 2005 do sunset in 2010, the rules on taxation of CAPITAL GAINS that were in effect prior to the 2003 Tax Act, including provisions for the taxation of five-year gains, will again be effective for 2011 and later years.

DIVIDENDS-RECEIVED DEDUCTION FOR CORPORATIONS For corporate shareholders, a portion of the dividends paid by the Fund may qualify for the dividends-received deduction. This deduction generally is available to corporations for dividends paid by a fund out of income earned on its investments in domestic corporations. Because the income of the Fund primarily is derived from investments earning interest rather than dividend income, generally none or only a small percentage of its income dividends will be eligible for the corporate dividends-received deduction.

INVESTMENT IN COMPLEX SECURITIES The Fund may invest in complex securities that could require it to adjust the amount, timing and/or tax character (ordinary or capital) of gains and losses it recognizes on these investments. This, in turn, could affect the amount, timing and/or tax character of income distributed to you. For example,


DERIVATIVES. The Fund is permitted to invest in certain derivative contracts, including options, futures, forwards, and foreign currency contracts. If it makes these investments, it could be required to mark-to-market these contracts and realize any unrealized gains and losses at its fiscal year end even though it continues to hold the contracts. Under these rules, gains or losses on the contracts generally would be treated as 60% long-term and 40% short-term gains or losses, but gains or losses on certain foreign currency contracts would be treated as ordinary income or losses. In determining its net income for excise tax purposes, the Fund also would be required to mark-to-market these contracts annually as of October 31 (for capital gain net income and ordinary income arising from certain foreign currency contracts) and to realize and distribute any resulting income and gains.

The Fund is also permitted to invest in derivative contracts that are tied to commodities or commodity indices. The IRS has recently ruled that income from these contracts is not qualifying income under the Code. To the extent that the Fund does invest in these securities, it will only do so to the extent that such an investment will not disqualify the Fund as a regulated investment company.

CONSTRUCTIVE SALES. The Fund's entry into an option or other contract could be treated as the "constructive sale" of an "appreciated financial position," causing it to realize gain, but not loss, on the position.

SECURITIES LENDING TRANSACTIONS. The Fund's entry into securities lending transactions may cause the replacement income earned on the loaned securities to fall outside of the definition of qualified dividend income. This replacement income generally will not be eligible for reduced rates of taxation on qualified dividend income, and, to the extent that debt securities are loaned, will generally not qualify as qualified interest income for foreign withholding tax purposes.

TAX STRADDLES. The Fund's investment in options, futures, forwards, foreign currency contracts, actively traded stock or a position with respect to substantially similar or related property in connection with certain hedging transactions could cause the Fund to hold offsetting positions in securities. Likewise, the Fund is authorized to invest in spread, collar and straddle transactions. If the Fund invests in these securities, or if its risk of loss with respect to specific securities in its portfolio is substantially diminished by the fact that it holds other securities in a spread, collar, straddle or similar type of transaction, the Fund could be deemed to have entered into a tax "straddle" or to hold a "successor position" that would require any loss realized by it to be deferred for tax purposes.

SYNTHETIC CONVERTIBLE SECURITIES. The Fund is permitted to invest in synthetic convertible securities comprised of two distinct security components: a nonconvertible fixed income security and warrants or stock or stock index call options. When combined, these investments achieve the same economic effect as an investment in a traditional convertible security: a desired income stream and the right to acquire shares of the underlying equity security. Even though these securities are economically equivalent to traditional convertible securities, each security forming part of such an investment is analyzed separately, and the tax consequences of an investment in the component parts of these securities could differ from those of an investment in a traditional convertible security.

STRUCTURED INVESTMENTS. The Fund is permitted to invest in instruments that are designed to restructure the investment characteristics of particular groups of securities. For example, the Fund is permitted to invest in structured notes and stripped mortgage securities that are designed to give the holder a specific portion of the principal or interest payments that would otherwise be payable in the case of a traditional debt security. The Fund also could invest in a security that is backed by an interest in an underlying group of securities, or is accompanied by a put or other feature that adjusts the burdens and benefits of ownership of the security. The Fund is also permitted to invest in swap contracts that are designed to give the holder a specific return (on a net basis) than would otherwise be payable in the case of a traditional security. Swap contracts can also involve exchanges in fixed and variable interest rates, foreign currencies or baskets of securities that mimic certain other securities or indices. By investing in these securities, the Fund could be subject to tax consequences that differ from those of an investment in traditional debt or equity securities.

CREDIT-LINKED SECURITIES. The Fund may enter into credit-linked securities including debt securities represented by an interest in or collateralized by one or more corporate debt obligations, or into credit default swap agreements. The rules governing the tax aspects of credit-linked securities that provide for contingent nonperiodic payments of this type are in a developing stage and are not entirely clear in certain aspects. Accordingly, while the Fund intends to account for such transactions in a manner that it deems to be appropriate, the IRS might not accept such treatment, and may require the Fund to modify its treatment of these investments. Certain requirements that must be met under the Code in order for the Fund to qualify as a regulated investment company may limit the extent to which the Fund will be able to engage in credit default swap agreements.

SECURITIES PURCHASED AT DISCOUNT. The Fund is permitted to invest in securities issued or purchased at a discount, such as zero coupon, deferred interest or payment-in-kind (PIK) bonds, that could require it to accrue and distribute income not yet received. These obligations may not pay current interest, but may be subject to tax rules that require the Fund to currently accrue income for tax reporting, and then distribute that income to Fund shareholders to meet its fund qualification and excise tax distribution requirements. If it invests in these securities, the Fund could be required to sell securities in its portfolio that it otherwise might have continued to hold in order to generate sufficient cash to make these distributions.


EACH OF THESE INVESTMENTS BY THE FUND IN COMPLEX SECURITIES IS
SUBJECT TO SPECIAL TAX RULES THAT COULD AFFECT THE AMOUNT, TIMING
AND/OR TAX CHARACTER OF INCOME REALIZED BY THE FUND AND
DISTRIBUTED TO YOU.


EXCESS INCLUSION INCOME OF CERTAIN TAX-EXEMPT SHAREHOLDERS FROM AN INVESTMENT BY THE FUND IN REITS AND REMIC RESIDUAL INTERESTS. Certain tax-exempt shareholders, including qualified pension plans, individual retirement accounts, salary deferral arrangements (401(k)s) and other tax-exempt entities, generally are exempt from federal income taxation except with respect to their unrelated business taxable income (UBTI). Under current law, the Fund serves to block UBTI from being realized by its tax-exempt shareholders. Notwithstanding the foregoing, a tax exempt shareholder could realize UBTI by virtue of its investment in the Fund if: (i) the Fund invests in a residual interest in a real estate mortgage investment conduit (REMIC) or in a Real Estate Investment Trust (REIT) that holds a REMIC residual interest (income that is attributable to these residual interests is referred to in the Code as an "excess inclusion income") or
(ii) shares in the Fund constitute debt-financed property in the hands of the tax exempt shareholder within the meaning of Code
Section 514(b). In addition, if a REIT, that issues debt securities with more than one maturity, owns a "taxable mortgage pool" within the meaning of Code Section 7701(i) as a portion of the REIT's assets, or as a REIT subsidiary, then a portion of the REIT's income may be treated as if it were an excess inclusion from a REMIC. This income generally is required to be allocated by the Fund to you in proportion to the dividends paid to you with the same tax consequences as if you received the excess inclusion income directly. If you are a tax-exempt shareholder, this excess inclusion income may have a tax consequence to you as discussed below.

Under guidance recently issued by the IRS, the Fund will be taxed at the highest corporate income tax rate on its excess inclusion income that is allocable to the percentage of its shares held in record name by a "disqualified organization." Disqualified organizations generally include certain cooperatives, governmental entities and tax-exempt organizations that are exempt from tax on their unrelated business taxable income. To the extent that Fund shares owned by a disqualified organization are held in record name by a broker-dealer or other nominee, the broker-dealer or other nominee would be liable for the corporate level tax on the portion of the Fund's excess inclusion income allocable to Fund shares held by the broker-dealer or other nominee on behalf of the disqualified organization. The Fund expects that disqualified organizations will own their shares and will not themselves be pass-through entities. Because this tax is imposed at the Fund level, all shareholders, including shareholders that are not disqualified organizations, will bear a portion of the tax cost associated with the Fund's receipt of excess inclusion income. However, to the extent permissible under the Investment Company Act of 1940, as amended, regulated investment companies such as the Fund are permitted under Treasury Regulations to specially allocate this tax expense to the disqualified organizations to which it is attributable, without a concern that such an allocation will constitute a preferential dividend.

In addition, with respect to Fund shareholders who are not nominees, for Fund taxable years beginning on or after January 1, 2007, the Fund must report excess inclusion income to shareholders in two cases:

o If the excess inclusion income received by the Fund from all sources exceeds 1% of the Fund's gross income, it must inform the non-nominee shareholders of the amount and character of excess inclusion income allocated to them; and

o If the Fund receives excess inclusion income from a REIT whose excess inclusion income in its most recent tax year ending not later than nine months before the first day of the Fund's taxable year exceeded 3% of the REIT's total dividends, the Fund must inform its non-nominee shareholders of the amount and character of the excess inclusion income allocated to them from such REIT.

Any excess inclusion income realized by the Fund and allocated to shareholders under these rules cannot be offset by net operating losses of the shareholders. If the shareholder is a tax-exempt entity and not a "disqualified organization," then this income is fully taxable as unrelated business taxable income under the Code. Charitable reminder trusts do not incur UBTI by receiving excess inclusion income from the Fund. If the shareholder is a non-U.S. person, such shareholder would be subject to U.S. federal income tax withholding at a rate of 30% on this income without reduction or exemption pursuant to any otherwise applicable income tax treaty. If the shareholder is a REIT, a regulated investment company, common trust fund or other pass-through entity, such shareholder's allocable share of the Fund's excess inclusion income would be considered excess inclusion income of such entity and such entity would be subject to tax at the highest corporate tax rate on any excess inclusion income allocated to their owners that are disqualified organizations. Accordingly, investors should be aware that a portion of the Fund's income may be considered excess inclusion income.

Compliance with these requirements will require the Fund to obtain significant cooperation from any REITs in which it invests. There is no guarantee that the Fund will receive the information that it needs to implement these requirements and report any excess inclusion income to you on a timely basis. The Fund will use its best efforts to meet these requirements, and through the Investment Company Institute, will seek additional guidance from the IRS and the cooperation of REITs in providing excess inclusion income information on a timely basis.

Tax-exempt shareholders should talk to their tax advisors about the implications of these rules on their separate tax situations.

NON-U.S. INVESTORS Non-U.S. investors may be subject to U.S. withholding and estate tax, and are subject to special U.S. tax certification requirements. Non-U.S. investors should consult their tax advisors about the applicability of U.S. tax withholding and the use of appropriate forms to certify their foreign status and to claim any applicable treaty benefits to which they are entitled.

IN GENERAL. The United States imposes a flat 30% withholding tax (or a withholding tax at a lower treaty rate) on U.S. source dividends, including on income dividends paid to you by the Fund, subject to certain exemptions for dividends designated as capital gain dividends, short-term capital gain dividends, interest-related dividends and exempt-interest dividends as described below. However, notwithstanding such exemptions from U.S. withholding at the source, any dividends and distributions of income and capital gains, including the proceeds from the sale of your Fund shares, will be subject to backup withholding at a rate of 28% if you fail to properly certify that you are not a U.S. person.

CAPITAL GAIN DISTRIBUTIONS AND SHORT-TERM CAPITAL GAIN DIVIDENDS. Dividends designated by the Fund as either (i) a capital gain distribution from long-term capital gains, or (ii) a short-term capital gain dividend (other than long- or short-term capital gains realized on disposition of U.S. real property interests - see the discussion below), are not subject to U.S. withholding tax unless you are a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the calendar year.

INTEREST-RELATED DIVIDENDS. Interest-related dividends designated and paid by the Fund from qualified net interest income are not subject to U.S. withholding tax. The Fund's qualified net interest income equals the Fund's qualified interest income less allocable expenses. "Qualified interest income" includes, in general, the sum of the Fund's U.S. source: i) bank deposit interest, ii) short-term original discount, iii) interest (including original issue discount, market discount and acquisition discount) on an obligation in registered form (unless it is earned on an obligation issued by a corporation or partnership in which the Fund is a 10% shareholder or partner), and iv) any interest-related dividend passed through from another regulated investment company. On any payment date, the amount of an income dividend that is designated by the Fund as an interest-related dividend may be more or less than the amount that is so qualified. This is because the designation is based on an estimate of the Fund's qualified interest income for its entire fiscal year, which can only be determined with exactness at fiscal year end. As a consequence, the Fund may over withhold a small amount of U.S. tax from a dividend payment. In this case, the non-U.S. investor's only recourse may be to either forgo recovery of the excess withholding, or to file a United States nonresident income tax return to recover the excess withholding.

LIMITATIONS ON TAX REPORTING FOR INTEREST-RELATED DIVIDENDS AND SHORT-TERM CAPITAL GAIN DIVIDENDS FOR NON-U.S. INVESTORS. It may not be practical in every case for the Fund to designate, and the Fund reserves the right in these cases to not designate, small amounts of interest-related or short-term capital gain dividends. Additionally, the Fund's designation of interest-related or short-term capital gain dividends may not be passed through to shareholders by intermediaries who have assumed tax reporting responsibilities for this income in managed or omnibus accounts due to systems limitations or operational constraints. When the Fund has designated interest-related or short-term capital gain dividends, this information will be available online at franklintempleton.com (under the Fund's Tax Information) or through a Customer Service Representative at Franklin Templeton Investments at 1-800/DIAL BEN.

OTHER INCOME DIVIDENDS AND EFFECTIVELY CONNECTED INCOME. Income dividends paid by the Fund to non-U.S. investors on the income earned on portfolio investments in (i) the stock of domestic and foreign corporations, and (ii) the debt of foreign issuers continue to be subject to U.S. withholding tax at a 30% or lower treaty rate. If you hold your Fund shares in connection with a U.S. trade or business, your income and gains will be considered effectively connected income and taxed in the U.S. on a net basis, in which case you may be required to file a nonresident U.S. income tax return.

U.S. ESTATE TAX. The Code also provides for a partial exemption from U.S. estate tax for shares in the Fund held by an estate of a nonresident decedent. The amount treated as exempt is based on the proportion of the assets held by the Fund at the end of the quarter immediately preceding the decedent's death that are treated as property generating qualified interest income or constitute other property not within the United States.

SUNSETTING OF PROVISIONS. The provisions dealing with interest-related dividends and short-term capital gain dividends that are discussed above are scheduled to sunset FOR THIS FUND on April 30, 2008. The provisions creating a partial exemption from U.S. estate tax are scheduled to sunset on December 31, 2007. Unless these rules are extended or made permanent before the sunset provisions become effective, non-U.S. investors will again be subject to nonresident withholding taxes on any ordinary dividends (including short-term capital gain dividends) that they receive, and will no longer be eligible for a reduction in their U.S. estate tax.

TAX CERTIFICATION AND BACKUP WITHHOLDING AS APPLIED TO NON-U.S. INVESTORS. Non-U.S. investors have special U.S. tax certification requirements to avoid backup withholding (at a rate of 28%), and if applicable, to obtain the benefit of any income tax treaty between the non-U.S. investor's country of residence and the United States. To claim these tax benefits, the non-U.S. investor must provide a properly completed Form W-8BEN (or other Form W-8, where applicable, or their substitute forms) to establish his or her status as a non-U.S. investor, to claim beneficial ownership over the assets in the account, and to claim, if applicable, a reduced rate of or exemption from withholding tax under the applicable treaty. A Form W-8BEN provided without a U.S. taxpayer identification number remains in effect for a period of three years beginning on the date that it is signed and ending on the last day of the third succeeding calendar year. However, non-U.S. investors must advise the Fund of any changes of circumstances that would render the information given on the form incorrect, and must then provide a new W-8BEN to avoid the prospective application of backup withholding. Forms W-8BEN with U.S. taxpayer identification numbers remain valid indefinitely, or until the investor has a change of circumstances that renders the form incorrect and necessitates a new form and tax certification.

INVESTMENT IN U.S. REAL PROPERTY. The Fund may invest in equity securities of corporations that invest in U.S. real property, including REITs. The sale of a U.S. real property interest by the Fund, or by a REIT or U.S. real property holding corporation in which the Fund invests, may trigger special tax consequences to the Fund's non-U.S. shareholders.

The Foreign Investment in Real Property Tax Act of 1980 (FIRPTA) makes non-U.S. persons subject to U.S. tax on disposition of a U.S. real property interest as if he or she were a U.S. person. Such gain is sometimes referred to as FIRPTA gain. The Code provides a look-through rule for distributions of FIRPTA gain by a regulated investment company (RIC) if all of the following requirements are met:

o The RIC is classified as a qualified investment entity. A "qualified investment entity" includes a RIC if, in general, more than 50% of the RIC's assets consists of interests in REITs and U.S. real property holding corporations, and

o you are a non-U.S. shareholder that owns more than 5% of a class of Fund shares at any time during the one-year period ending on the date of the distribution,

If these conditions are met, Fund distributions to you are treated as gain from the disposition of a U.S. real property interest (USRPI), causing the distribution to be subject to U.S. withholding tax at a rate of 35%, and requiring that you file a nonresident U.S. income tax return.

Because the Fund expects to invest less than 50% of its assets at all times, directly and indirectly, in U.S. real property interests, it does not expect to pay any dividends that would be subject to FIRPTA reporting and tax withholding.


U.S. TREASURY CIRCULAR 230 NOTICE This discussion of "Distributions and Taxes" is not intended or written to be used, and cannot be used, by you for the purpose of avoiding any penalties that may be imposed by the Internal Revenue Service. It is not written as tax advice, and does not purport to deal with all of the federal, state or foreign tax consequences that may be applicable to your investment in the Fund. You should consult your personal tax advisor for advice on these consequences.

ORGANIZATION, VOTING RIGHTS AND PRINCIPAL HOLDERS
-------------------------------------------------------------------

The Fund is a diversified series of Franklin Strategic Series (Trust), an open-end management investment company, commonly called a mutual fund. The Trust was organized as a Delaware statutory trust (a form of entity formerly known as a business trust) on January 25, 1991, and is registered with the SEC.

The Fund currently offers five classes of shares, Class A, Class B, Class C, Class R and Advisor Class. New or additional investments into Class B are no longer permitted. Existing shareholders of Class B shares may continue as Class B shareholders, continue to reinvest dividends into Class B shares and exchange their Class B shares for Class B shares of other Franklin Templeton funds as permitted by the current exchange privileges. The Fund may offer additional classes of shares in the future. The full title of each class is:

o    Franklin Strategic Income Fund - Class A
o    Franklin Strategic Income Fund - Class B
o    Franklin Strategic Income Fund - Class C
o    Franklin Strategic Income Fund - Class R
o    Franklin Strategic Income Fund - Advisor Class

Shares of each class represent proportionate interests in the Fund's assets. On matters that affect the Fund as a whole, each class has the same voting and other rights and preferences as any other class. On matters that affect only one class, only shareholders of that class may vote. Each class votes separately on matters affecting only that class, or expressly required to be voted on separately by state or federal law. Shares of each class of a series have the same voting and other rights and preferences as the other classes and series of the Trust for matters that affect the Trust as a whole. Additional series may be offered in the future.

The Trust has noncumulative voting rights. For board member elections, this gives holders of more than 50% of the shares voting the ability to elect all of the members of the board. If this happens, holders of the remaining shares voting will not be able to elect anyone to the board.

The Trust does not intend to hold annual shareholder meetings. The Trust or a series of the Trust may hold special meetings, however, for matters requiring shareholder approval. A meeting may be called by the board to consider the removal of a board member if requested in writing by shareholders holding at least 10% of the outstanding shares. In certain circumstances, we are required to help you communicate with other shareholders about the removal of a board member. A special meeting also may be called by the board in its discretion.


As of August 1, 2007, the principal shareholders of the Fund, beneficial or of record, were:

NAME AND ADDRESS                        SHARE CLASS     PERCENTAGE (%)
-------------------------------------------------------------------------
American United Life Insurance            Class R           21.37
Company Group Retirement Annuity
Separate Accounts Administration 1002C
P.O. Box 1995
Indianapolis, IN 46206-9102


From time to time, the number of Fund shares held in the "street name" accounts of various securities dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding.


As of August 1, 2007, the officers and board members, as a group, owned of record and beneficially less than 1% of the outstanding shares of each class. The board members may own shares in other funds in Franklin Templeton Investments.


BUYING AND SELLING SHARES
-------------------------------------------------------------------

The Fund continuously offers its shares through securities dealers who have an agreement with Franklin Templeton Distributors, Inc. (Distributors). A securities dealer includes any financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the Fund. This reference is for convenience only and does not indicate a legal conclusion of capacity. Banks and financial institutions that sell shares of the Fund may be required by state law to register as securities dealers. If you buy or sell shares through your securities dealer, you may be charged a transaction processing fee by your securities dealer. Your securities dealer will provide you with specific information about any transaction processing fees you will be charged.

For investors outside the U.S., the offering of Fund shares may be limited in many jurisdictions. An investor who wishes to buy shares of the Fund should determine, or have a broker-dealer determine, the applicable laws and regulations of the relevant jurisdiction. Investors are responsible for compliance with tax, currency exchange or other regulations applicable to redemption and purchase transactions in any jurisdiction to which they may be subject. Investors should consult appropriate tax and legal advisors to obtain information on the rules applicable to these transactions.

All checks, drafts, wires and other payment mediums used to buy or sell shares of the Fund must be denominated in U.S. dollars. We may, in our sole discretion, either (a) reject any order to buy or sell shares denominated in any other currency or (b) honor the transaction or make adjustments to your account for the transaction as of a date and with a foreign currency exchange factor determined by the drawee bank. We may deduct any applicable banking charges imposed by the bank from your account.

When you buy shares, if you submit a check or a draft that is returned unpaid to the Fund we may impose a $10 charge against your account for each returned item.

If you buy shares through the reinvestment of dividends, the shares will be purchased at the net asset value determined on the business day following the dividend record date (sometimes known as the "ex-dividend date"). The processing date for the reinvestment of dividends may vary and does not affect the amount or value of the shares acquired.

INVESTMENT BY ASSET ALLOCATORS The Fund permits investment in the Fund by certain asset allocators (Asset Allocators) who represent underlying clients that have granted a power of attorney to the Asset Allocators to invest on their behalf. The Asset Allocators typically make asset allocation decisions across similarly situated underlying accounts that are invested in the Fund. As a result of adjustments in such asset allocation decisions, the Fund may experience relatively large purchases and redemptions when the Asset Allocators implement their asset allocation adjustment decisions. The Fund, based on monitoring of the trading activity of such Asset Allocator accounts, reserves the right to treat such Asset Allocators as market timers. In such circumstances, the Fund may restrict or reject trading activity by Asset Allocators if, in the judgment of the Fund's manager or transfer agent, such trading may interfere with the efficient management of the Fund's portfolio, may materially increase the Fund's transaction costs or taxes, or may otherwise be detrimental to the interests of the Fund and its shareholders. Neither the Fund, nor its investment manager nor any other affiliated party receives any compensation or other consideration in return for permitting Fund investments by Asset Allocators.

INITIAL SALES CHARGES The maximum initial sales charge is 4.25% for Class A. There is no initial sales charge for Class C, Class
R and Advisor Class.

The initial sales charge for Class A shares may be reduced for certain large purchases, as described in the prospectus. We offer several ways for you to combine your purchases in Franklin
Templeton funds to take advantage of the lower sales charges for large purchases.


LETTER OF INTENT (LOI). You may buy Class A shares at a reduced sales charge by completing the LOI section of your account application. An LOI is a commitment by you to invest a specified dollar amount during a 13-month period. The amount you agree to invest determines the sales charge you pay. By completing the LOI section of the application, you acknowledge and agree to the following:


o You authorize Distributors to reserve approximately 5% of your total intended purchase in Class A shares registered in your name until you fulfill your LOI. Your periodic statements will include the reserved shares in the total shares you own, and we will pay or reinvest dividend and capital gain distributions on the reserved shares according to the distribution option you have chosen.

o You give Distributors a security interest in the reserved shares and appoint Distributors as attorney-in-fact.

o Distributors may sell any or all of the reserved shares to cover any additional sales charge if you do not fulfill the terms of the LOI.

o Although you may exchange your shares, you may not sell reserved shares until you complete the LOI or pay the higher sales charge.


After you file your LOI with the Fund, you may buy Class A shares at the sales charge applicable to the amount specified in your LOI. Sales charge reductions based on purchases in more than one Franklin Templeton fund will be effective only after notification to Distributors that the investment qualifies for a discount. If you file your LOI with the Fund before a change in the Fund's sales charge, you may complete the LOI at the lower of the new sales charge or the sales charge in effect when the LOI was filed.

Your holdings in Franklin Templeton funds acquired before you filed your LOI will be counted towards the completion of the LOI. Any redemptions you make during the 13-month period, except in the case of certain retirement plans, will be subtracted from the amount of the purchases for purposes of determining whether the terms of the LOI have been completed.

If the terms of your LOI are met, the reserved shares will be deposited to an account in your name or delivered to you or as you direct.


If the amount of your total purchases, less redemptions, is less than the amount specified in your LOI, the sales charge will be adjusted upward, depending on the actual amount purchased (less redemptions) during the period. You will need to send Distributors an amount equal to the difference in the actual dollar amount of sales charge paid and the amount of sales charge that would have applied to the total purchases if the total of the purchases had been made at one time. Upon payment of this amount, the reserved shares held for your account will be deposited to an account in your name or delivered to you or as you direct. If within 20 days after written request the difference in sales charge is not paid, we will redeem an appropriate number of reserved shares to realize the difference. If you redeem the total amount in your account before you fulfill your LOI, we will deduct the additional sales charge due from the sale proceeds and forward the balance to you.


For LOIs filed on behalf of certain retirement plans, the level and any reduction in sales charge for these plans will be based on actual plan participation and the projected investments in Franklin Templeton funds under the LOI. These plans are not subject to the requirement to reserve 5% of the total intended purchase or to the policy on upward adjustments in sales charges described above, or to any penalty as a result of the early termination of a plan.


WAIVERS FOR INVESTMENTS FROM CERTAIN PAYMENTS. Class A shares may be purchased without an initial sales charge or contingent deferred sales charge (CDSC) by investors who reinvest within 90 days:

o Dividend and capital gain distributions from any Franklin Templeton fund. The distributions generally must be reinvested in the same share class. Certain exceptions apply, however, to Class C shareholders who chose to reinvest their distributions in Class A shares of the Fund before November 17, 1997, and to Advisor Class or Class Z shareholders of a Franklin Templeton fund who may reinvest their distributions in the Fund's Class A shares.

o Annuity payments received under either an annuity option or from death benefit proceeds, if the annuity contract offers as an investment option the Franklin Templeton Variable Insurance
   Products Trust. You should contact your tax advisor for information on any tax consequences that may apply.

o Redemption proceeds from the sale of Class A shares of any of the Franklin Templeton Investment Funds if you are a qualified investor.

   If you paid a CDSC when you redeemed your Class A shares from a Franklin Templeton Investment Fund, a new CDSC will apply to your purchase of Fund shares and the CDSC holding period will begin again. We will, however, credit your Fund account with additional shares based on the CDSC you previously paid and the amount of the redemption proceeds that you reinvest.

   If you immediately placed your redemption proceeds in a Franklin Templeton money fund, you may reinvest them as described above. The proceeds must be reinvested within 90 days from the date they are redeemed from the money fund.


WAIVERS FOR CERTAIN INVESTORS. The following investors or investments may qualify to buy Class A shares without an initial sales charge or CDSC due to anticipated economies in sales efforts and expenses, including:

o Governments, municipalities, and tax-exempt entities that meet the requirements for qualification under section 501 of the Internal Revenue Code. Please consult your legal and investment advisors to determine if an investment in the Fund is permissible and suitable for you


o Registered securities dealers and their affiliates, for their investment accounts only

o Current employees of securities dealers and their affiliates and their family members, as allowed by the internal policies of their employer


o Current and former officers, trustees, directors, full-time employees (and their family members) of both Franklin Templeton Investments and Franklin Templeton funds, consistent with our then-current policies


o Current partners of law firms that currently provide legal counsel to the funds, Resources or its affiliates


o  Assets held in accounts managed by a subsidiary of Franklin
   Resources, Inc.: (1) under an advisory agreement (including sub-advisory agreements); and/or (2) as Trustee of an inter vivos or testamentary trust


o Certain unit investment trusts and their holders reinvesting distributions from the trusts

o Any trust or plan established as part of a qualified tuition program under Section 529 of the Internal Revenue Code, as amended

o  Group annuity separate accounts offered to retirement plans

o Chilean retirement plans that meet the requirements described under "Retirement plans" below


o Assets held in accounts managed by a state or federally regulated trust company or bank (Trust Company) either as discretionary trustee of an inter vivos or testamentary trust or as manager under an advisory agreement (including sub-advisory) or other agreement that grants the Trust Company investment discretion over those assets (Trust Company Managed Assets) if (i) the aggregate value of Trust Company Managed Assets invested in Franklin Templeton funds at the time of purchase equals at least $1 million; and (ii) the purchased shares are registered directly to the Trust Company in its corporate capacity (not as trustee of an individual trust) and held solely as Trust Company Managed Assets

o Shares acquired by a financial intermediary that the intermediary holds, directly or indirectly, on behalf of a beneficial owner who has entered into a comprehensive fee or other advisory fee arrangement with any broker-dealer, trust company or registered investment advisor (RIA), whether or not affiliated with the financial intermediary, provided the financial intermediary has entered into an agreement with Distributors authorizing the sale of Fund shares


RETIREMENT PLANS. Class A shares at NAV are available for:

o Employer Sponsored Retirement Plans with assets of $1 million or more; or

o Investors who open an IRA with proceeds rolled over directly from an Employer Sponsored Retirement Plan (the Plan) if the IRA is a "Common Platform IRA." An IRA is a Common Platform IRA if (i) the IRA custodian or recordkeeper, or one of its affiliates, is the recordkeeper for the Plan at the time the IRA is opened; and (ii) current agreements with the Fund, or its agent, make Franklin Templeton fund shares available to both the Plan and the IRA investor; or

o Investors who open an IRA as a spousal rollover or a QDRO if opened with proceeds from a DCS plan and/or a plan for which FTB&T was trustee.

A "Qualified Retirement Plan" is an employer sponsored pension or profit sharing plan that qualifies under section 401(a) of the Internal Revenue Code, including 401(k), money purchase pension, profit sharing and defined benefit plans.

An "Employer Sponsored Retirement Plan" is a Qualified Retirement Plan, ERISA covered 403(b) and certain non-qualified deferred compensation arrangements that operate in a similar manner to a Qualified Retirement Plan, such as 457 plans and executive deferred compensation arrangements, but not including employer sponsored IRAs.

A "DCS Plan" is an Employer Sponsored Retirement Plan that (i) has contracted for current participant level recordkeeping with the Defined Contribution Services (DCS) division of Franklin Templeton Investor Services; or (ii) is receiving current DCS services by contracting with the entity identified in DCS promotional material for participant level recordkeeping related to those DCS services.

SALES IN TAIWAN. Under agreements with certain banks in Taiwan, Republic of China, the Fund's shares are available to these banks' trust accounts without a sales charge. The banks may charge service fees to their customers who participate in the trusts. A portion of these service fees may be paid to Distributors or one of its affiliates to help defray expenses of maintaining a service office in Taiwan, including expenses related to local literature fulfillment and communication facilities.

The Fund's Class A shares may be offered to investors in Taiwan through securities advisory firms known locally as Securities Investment Consulting Enterprises. In conformity with local business practices in Taiwan, Class A shares may be offered with the following schedule of sales charges:

SIZE OF PURCHASE - U.S. DOLLARS               SALES CHARGE (%)
--------------------------------------------------------------------------------
Under $30,000                                         3.0
$30,000 but less than $50,000                         2.5
$50,000 but less than $100,000                        2.0
$100,000 but less than $200,000                       1.5
$200,000 but less than $400,000                       1.0
$400,000 or more                                        0

DEALER COMPENSATION Securities dealers may at times receive the entire sales charge. A securities dealer who receives 90% or more of the sales charge may be deemed an underwriter under the Securities Act of 1933, as amended. Financial institutions or their affiliated brokers may receive an agency transaction fee in the percentages indicated in the dealer compensation table in the Fund's prospectus.

Distributors may pay the following commissions, out of its own resources, to securities dealers who initiate and are responsible for purchases of Class A shares of $1 million or more: 0.75% on sales of $1 million or more but less than $4 million, plus 0.50% on sales of $4 million or more but less than $50 million, plus 0.25% on sales of $50 million or more.

In addition to the sales charge payments described above and the distribution and service (12b-1) fees described below under "The
Underwriter - Distribution and service (12b-1) fees,"
Distributors and/or its non-fund affiliates may make the following additional payments out of their own assets to securities dealers that sell shares of Franklin Templeton funds:

MARKETING SUPPORT PAYMENTS. Distributors may make payments to certain dealers who are holders or dealers of record for accounts in one or more of the Franklin Templeton funds. A dealer's marketing support services may include business planning assistance, advertising, educating dealer personnel about the Franklin Templeton funds and shareholder financial planning needs, placement on the dealer's list of offered funds, and access to sales meetings, sales representatives and management representatives of the dealer. Distributors compensates dealers differently depending upon, among other factors, sales and assets levels, redemption rates and the level and/or type of marketing and educational activities provided by the dealer. Such compensation may include financial assistance to dealers that enable Distributors to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client and investor events and other dealer-sponsored events. These payments may vary depending upon the nature of the event. Distributors will, on an annual basis, determine whether to continue such payments.

In the case of any one dealer, marketing support payments will not exceed the sum of 0.10% of that dealer's current year's total sales of Franklin Templeton mutual funds and 0.05% (or 0.03%) of the total assets respectively, of equity or fixed income funds attributable to that dealer, on an annual basis.


As noted below, Distributors may make additional payments to dealers, including dealers not listed below, related to ticket charges and various dealer-sponsored events intended to educate financial advisers and their clients about the Franklin Templeton funds. The following is a list of NASD member broker-dealers (including their respective affiliates) receiving marketing support payments as of March 31, 2007:

Advantage Capital Corporation, AG Edwards & Sons, Inc., AIG Financial Advisors, Inc., American General Securities, Inc., American Portfolios Financial Services, Inc., Ameriprise Financial Services, Inc., Associated Securities Corp., AXA Advisors, LLC, Cadaret Grant & Co., Inc., Cambridge Investment Research Inc., CCO Investment Services Corp., Chase Investment Services Corp., Citicorp Investment Services, Comerica Securities, Inc., Commerce Brokerage Services, Inc., Compass Brokerage, Inc., CUNA Brokerage Services, Inc., CUSO Financial Services, L.P., Edward Jones, Fidelity Investments Institutional Services Company, Inc., Fifth Third Securities, Inc., Financial Network Investment Corporation, FSC Securities Corporation, First Command Financial Planning, Inc., Genworth Financial Securities Corp., J.J.B. Hilliard, W.L. Lyons, Inc., IFC Holdings Inc. D/B/A INVEST Financial Corporation, ING Financial Partners, Inc., Investacorp, Inc., Investment Centers of America, Inc., Jefferson Pilot Securities Corporation, Legend Equities Corporation, Lincoln Financial Advisors Corp., Lincoln Investment Planning, Inc., Linsco/Private Ledger Corp., M&T Securities Inc., Merrill Lynch, Pierce, Fenner & Smith, Inc., Morgan Keegan & Company, Inc., Morgan Stanley DW Inc., Multi-Financial Securities Corporation, Mutual Service Corporation, NatCity Investments, Inc., National Planning Corporation, PFS Investments, Inc., PrimeVest Financial Services, Inc., Raymond James & Associates, Inc., Raymond James Financial Services, Inc., RBC Dain Rauscher, Inc., Richard D. Schubert, Inc., Robert W. Baird & Co., Inc., Royal Alliance Associates, Inc., Securities America, Inc., Signator Investors, Inc., SII Investments, Inc., Smith Barney, SunTrust Investment Services, Inc., TFS Securities, Inc., The Investment Center, Inc., UBS Financial Services, Inc., UBS Global Asset Management (US) Inc., UnionBanc Investment Services, LLC, United Planners Financial Services, U.S. Bancorp Investments, Inc., Vanderbilt Securities, LLC, Wachovia Securities, LLC, Waterstone Financial Group, Inc., Wells Fargo Investments, LLC, WM Financial Services, Inc.


Marketing support payments made to organizations located outside the U.S., with respect to investments in the Fund by non-U.S.
persons, may exceed the above-stated limitation.

TRANSACTION SUPPORT PAYMENTS. The types of payments that Distributors may make under this category include, among others, payment of ticket charges of up to $20 per purchase or exchange order placed by a dealer or one time payments for ancillary services such as setting up funds on a dealer's mutual fund trading system.

OTHER PAYMENTS. From time to time, Distributors, at its expense, may make additional payments to dealers that sell or arrange for the sale of shares of the Fund. Such compensation may include financial assistance to dealers that enable Distributors to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client and investor events, co-operative advertising, newsletters, and other dealer-sponsored events. These payments may vary depending upon the nature of the event, and can include travel expenses, such as lodging incurred by registered representatives and other employees in connection with training and educational meetings, client prospecting and due diligence trips.

Distributors routinely sponsors due diligence meetings for registered representatives during which they receive updates on various Franklin Templeton funds and are afforded the opportunity to speak with portfolio managers. Invitation to these meetings is not conditioned on selling a specific number of shares. Those who have shown an interest in Franklin Templeton funds, however, are more likely to be considered. To the extent permitted by their firm's policies and procedures, registered representatives' expenses in attending these meetings may be covered by Distributors.

Other compensation may be offered to the extent not prohibited by federal or state laws or any self-regulatory agency, such as the NASD. Distributors makes payments for events it deems appropriate, subject to Distributors' guidelines and applicable law.

You should ask your dealer for information about any payments it receives from Distributors and any services provided.


CONTINGENT DEFERRED SALES CHARGE (CDSC)- CLASS A, B AND C If you invest any amount in Class C shares or $1 million or more in Class A shares, either as a lump sum or through our cumulative quantity discount or letter of intent programs, a CDSC may apply on any Class A shares you sell within 18 months and any Class C shares you sell within 12 months of purchase. The CDSC is 1% of the value of the shares sold or the net asset value at the time of purchase, whichever is less.


For Class B shares, there is a CDSC if you sell your shares within six years, as described in the table below. The charge is based on the value of the shares sold or the net asset value at the time of purchase, whichever is less.

IF YOU SELL YOUR CLASS B SHARES WITHIN    THIS % IS DEDUCTED FROM
THIS MANY YEARS AFTER BUYING THEM         YOUR PROCEEDS AS A CDSC
-----------------------------------------------------------------------
1 Year                                            4
2 Years                                           4
3 Years                                           3
4 Years                                           3
5 Years                                           2
6 Years                                           1
7 Years                                           0

CDSC WAIVERS. The CDSC for any share class generally will be waived for:


o Assets held in accounts managed by a state or federally regulated trust company or bank (Trust Company) either as discretionary trustee of an inter vivos or testamentary trust or as manager under an advisory agreement (including sub-advisory) or other agreement that grants the Trust Company investment discretion over those assets (Trust Company Managed Assets) if (i) the aggregate value of Trust Company Managed Assets invested in Franklin Templeton funds at the time of purchase equals at least $1 million; and (ii) the purchased shares are registered directly to the Trust Company in its corporate capacity (not as trustee of an individual trust) and held solely as Trust Company Managed Assets.


o  Account fees

o Sales of Class A shares purchased without an initial sales charge by certain retirement plan accounts if (i) the account was opened before May 1, 1997, or (ii) the securities dealer of record received a payment from Distributors of 0.25% or less, or (iii) the securities dealer of record has entered into a supplemental agreement with Distributors

o Redemptions by the Fund when an account falls below the minimum required account size

o Redemptions following the death of the shareholder or beneficial owner

o Redemptions through a systematic withdrawal plan set up before February 1, 1995

o Redemptions through a systematic withdrawal plan set up on or after February 1, 1995, up to 1% monthly, 3% quarterly, 6% semiannually or 12% annually of your account's net asset value depending on the frequency of your plan

o Redemptions by Employer Sponsored Retirement Plans (not applicable to Class B)

o Distributions from individual retirement accounts (IRAs) due to death or disability or upon periodic distributions based on life expectancy or returns of excess contributions and earnings (for Class B, this applies to all retirement plan accounts, not only IRAs)

o Any trust or plan established as part of a qualified tuition program under Section 529 of the Internal Revenue Code of 1986, as amended

EXCHANGE PRIVILEGE If you request the exchange of the total value of your account, declared but unpaid income dividends and capital gain distributions will be reinvested in the Fund and exchanged into the new fund at net asset value when paid. Backup withholding and information reporting may apply.

If a substantial number of shareholders should, within a short period, sell their Fund shares under the exchange privilege, the Fund might have to sell portfolio securities it might otherwise hold and incur the additional costs related to such transactions. On the other hand, increased use of the exchange privilege may result in periodic large inflows of money. If this occurs, it is the Fund's general policy to initially invest this money in short-term, interest-bearing money market instruments, unless it is believed that attractive investment opportunities consistent with the Fund's investment goals exist immediately. This money will then be withdrawn from the short-term, interest-bearing money market instruments and invested in portfolio securities in as orderly a manner as is possible when attractive investment opportunities arise.

The proceeds from the sale of shares of an investment company generally are not available until the seventh day following the sale. The funds you are seeking to exchange into may delay issuing shares pursuant to an exchange until that seventh day. The sale of Fund shares to complete an exchange will be effected at net asset value at the close of business on the day the request for exchange is received in proper form.

SYSTEMATIC WITHDRAWAL PLAN Our systematic withdrawal plan allows you to sell your shares and receive regular payments from your account on a monthly, quarterly, semiannual or annual basis. The value of your account must be at least $5,000 and the minimum payment amount for each withdrawal must be at least $50. For retirement plans subject to mandatory distribution requirements, the $50 minimum will not apply. There are no service charges for establishing or maintaining a systematic withdrawal plan.

Each month in which a payment is scheduled, we will redeem an equivalent amount of shares in your account on the day of the month you have indicated on your account application or, if no day is indicated, on the 20th day of the month. If that day falls on a weekend or holiday, we will process the redemption on the next business day. For plans set up before June 1, 2000, we will continue to process redemptions on the 25th day of the month (or the next business day) unless you instruct us to change the processing date. Available processing dates currently are the 1st, 5th, 10th, 15th, 20th and 25th days of the month. When you sell your shares under a systematic withdrawal plan, it is a taxable transaction.

To avoid paying sales charges on money you plan to withdraw within a short period of time, you may not want to set up a systematic withdrawal plan if you plan to buy shares on a regular basis. Shares sold under the plan also may be subject to a CDSC.

Redeeming shares through a systematic withdrawal plan may reduce or exhaust the shares in your account if payments exceed distributions received from the Fund. This is especially likely to occur if there is a market decline. If a withdrawal amount exceeds the value of your account, your account will be closed and the remaining balance in your account will be sent to you. Because the amount withdrawn under the plan may be more than your actual yield or income, part of the payment may be a return of your investment.

To discontinue a systematic withdrawal plan, change the amount and schedule of withdrawal payments, or suspend one payment, we must receive instructions from you at least three business days before a scheduled payment. The Fund may discontinue a systematic withdrawal plan by notifying you in writing and will discontinue a systematic withdrawal plan automatically if all shares in your account are withdrawn, if the Fund receives notification of the shareholder's death or incapacity, or if mail is returned to the Fund marked "unable to forward" by the postal service.

REDEMPTIONS IN KIND The Fund has committed itself to pay in cash (by check) all requests for redemption by any shareholder of record, limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of the 90-day period. This commitment is irrevocable without the prior approval of the SEC. In the case of redemption requests in excess of these amounts, the board reserves the right to make payments in whole or in part in securities or other assets of the Fund, in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of the Fund. In these circumstances, the securities distributed would be valued at the price used to compute the Fund's net assets and you may incur brokerage fees in converting the securities to cash. The Fund does not intend to redeem illiquid securities in kind. If this happens, however, you may not be able to recover your investment in a timely manner.

SHARE CERTIFICATES We will credit your shares to your Fund account. We do not issue share certificates unless you specifically request them. This eliminates the costly problem of replacing lost, stolen or destroyed certificates. If a certificate is lost, stolen or destroyed, you may have to pay an insurance premium of up to 2% of the value of the certificate to replace it.

Any outstanding share certificates must be returned to the Fund if you want to sell or exchange those shares or if you would like to start a systematic withdrawal plan. The certificates should be properly endorsed. You can do this either by signing the back of the certificate or by completing a share assignment form. For your protection, you may prefer to complete a share assignment form and to send the certificate and assignment form in separate envelopes.

GENERAL INFORMATION If dividend checks are returned to the Fund marked "unable to forward" by the postal service, we will consider this a request by you to change your dividend option to reinvest all distributions. The proceeds will be reinvested in additional shares at net asset value until we receive new instructions.

Distribution or redemption checks sent to you do not earn interest or any other income during the time the checks remain uncashed. Neither the Fund nor its affiliates will be liable for any loss caused by your failure to cash such checks. The Fund is not responsible for tracking down uncashed checks, unless a check is returned as undeliverable.

In most cases, if mail is returned as undeliverable we are required to take certain steps to try to find you free of charge. If these attempts are unsuccessful, however, we may deduct the costs of any additional efforts to find you from your account. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for its location services.

Sending redemption proceeds by wire or electronic funds transfer
(ACH) is a special service that we make available whenever possible. By offering this service to you, the Fund is not bound to meet any redemption request in less than the seven-day period prescribed by law. Neither the Fund nor its agents shall be liable to you or any other person if, for any reason, a redemption request by wire or ACH is not processed as described in the prospectus.

There are special procedures for banks and other institutions that wish to open multiple accounts. An institution may open a single master account by filing one application form with the Fund, signed by personnel authorized to act for the institution. Individual sub-accounts may be opened when the master account is opened by listing them on the application, or by providing instructions to the Fund at a later date. These sub-accounts may be registered either by name or number. The Fund's investment minimums apply to each sub-account. The Fund will send confirmation and account statements for the sub-accounts to the institution.

If you buy or sell shares through your securities dealer, we use the net asset value next calculated after your securities dealer receives your request, which is promptly transmitted to the Fund. If you sell shares through your securities dealer, it is your dealer's responsibility to transmit the order to the Fund in a timely fashion. Your redemption proceeds will not earn interest between the time we receive the order from your dealer and the time we receive any required documents. Any loss to you resulting from your dealer's failure to transmit your redemption order to the Fund in a timely fashion must be settled between you and your securities dealer.

Certain shareholder servicing agents may be authorized to accept your transaction request.

For institutional and bank trust accounts, there may be additional methods of buying or selling Fund shares than those
described in this SAI or in the prospectus.   Institutional and
bank trust accounts include accounts opened by or in the name of a person (includes a legal entity or an individual) that has signed an Institutional Account Application or Bank Trust Account Application accepted by Franklin Templeton Institutional, LLC or entered into a selling agreement and/or servicing agreement with Distributors or Investor Services. For example, the Fund permits the owner of an institutional account to make a same day wire purchase if a good order purchase request is received (a) before the close of the New York Stock Exchange (NYSE) or (b) through the National Securities Clearing Corporation's automated system for processing purchase orders (Fund/SERV), even though funds are delivered by wire after the close of the NYSE. If funds to be wired are not received as scheduled, the purchase order may be cancelled or reversed and the institutional account owner could be liable for any losses or fees the Fund, Distributors and/or Investor Services may incur.

In the event of disputes involving conflicting claims of ownership or authority to control your shares, the Fund has the right (but has no obligation) to: (i) restrict the shares and require the written agreement of all persons deemed by the Fund to have a potential interest in the shares before executing instructions regarding the shares; or (ii) interplead disputed shares or the proceeds from the court-ordered sale thereof with a court of competent jurisdiction.

Should the Fund be required to defend against joint or multiple shareholders in any action relating to an ownership dispute, you expressly grant the Fund the right to obtain reimbursement for costs and expenses including, but not limited to, attorneys' fees and court costs, by unilaterally redeeming shares from your account.

The Fund may be required (i) pursuant to a validly issued levy, to turn your shares over to a levying officer who may, in turn, sell your shares at a public sale; or (ii) pursuant to a final order of forfeiture to sell your shares and remit the proceeds to the U.S. or state government as directed.

Clients of financial advisors whose firms have a Selling Agreement with Franklin Templeton Distributors, Inc., and who are eligible for the Financial Advisor Service Team (FAST) may be eligible for Franklin Templeton VIP ServicesTM which offers enhanced service and transaction capabilities. Please contact Shareholder Services at 1-800/632-2301 for additional information on this program.

THE UNDERWRITER
-------------------------------------------------------------------

Franklin Templeton Distributors, Inc. (Distributors) acts as the principal underwriter in the continuous public offering of the Fund's shares. Distributors is located at One Franklin Parkway,
San Mateo, CA 94403-1906.

Distributors pays the expenses of the distribution of Fund shares, including advertising expenses and the costs of printing sales material and prospectuses used to offer shares to the public. The Fund pays the expenses of preparing and printing amendments to its registration statements and prospectuses (other than those necessitated by the activities of Distributors) and of sending prospectuses to existing shareholders.

Distributors does not receive compensation from the Fund for acting as underwriter of the Fund's Advisor Class shares.


The table below shows the aggregate underwriting commissions
Distributors received in connection with the offering of the
Fund's Class A, B, C and R shares, the net underwriting discounts and commissions Distributors retained after allowances to
dealers, and the amounts Distributors received in connection with redemptions or repurchases of shares for the last three fiscal years ended April 30:
                                                     AMOUNT
                                                  RECEIVED IN
                                                 CONNECTION WITH
                   TOTAL           AMOUNT         REDEMPTIONS
                COMMISSIONS      RETAINED BY          AND
                  RECEIVED       DISTRIBUTORS     REPURCHASES
                    ($)             ($)               ($)
 ------------------------------------------------------------------------
 2007            9,055,230       1,366,707          231,852
 2006            7,908,025       1,140,745          305,174
 2005            5,127,734        708,894           218,340


Distributors may be entitled to payments from the Fund under the Rule 12b-1 plans, as discussed below. Except as noted, Distributors received no other compensation from the Fund for acting as underwriter.

DISTRIBUTION AND SERVICE (12B-1) FEES - CLASS A, B, C AND R The board has adopted a separate plan pursuant to Rule 12b-1 for each class. Although the plans differ in some ways for each class, each plan is designed to benefit the Fund and its shareholders. The plans are expected to, among other things, increase advertising of the Fund, encourage purchases of Fund shares and service to its shareholders, and increase or maintain assets of the Fund so that certain fixed expenses may be spread over a broader asset base, with a positive impact on per share expense ratios. In addition, a positive cash flow into the Fund is useful in managing the Fund because the manager has more flexibility in taking advantage of new investment opportunities and handling shareholder redemptions.


Under each plan, the Fund pays Distributors or others for the expenses of activities that are primarily intended to sell shares of the class. These expenses also may include service fees paid to securities dealers or others who have executed a servicing agreement with the Fund, Distributors or its affiliates and who provide service or account maintenance to shareholders (service fees); and the expenses of printing prospectuses and reports used for sales purposes, and of preparing and distributing sales literature and advertisements. Together, these expenses, including the service fees, are "eligible expenses." The 12b-1 fees charged to each class are based only on the fees attributable to that particular class. Because Class B is currently closed to new investors, the amounts paid by the Fund under its plan are primarily to pay for ongoing shareholder servicing and to pay third party financing entities.


THE CLASS A PLAN. The Fund may pay up to 0.25% per year of Class A's average daily net assets. The Class A plan is a reimbursement plan. It allows the Fund to reimburse Distributors for eligible expenses that Distributors has shown it has incurred. The Fund will not reimburse more than the maximum amount allowed under the plan.


For the fiscal year ended April 30, 2007, the amounts paid by the Fund pursuant to the plan were:

                                                 ($)
----------------------------------------------------------
Advertising                                      8,472
Printing and mailing prospectuses
  other than to current shareholders             3,589
Payments to underwriters                        43,708
Payments to broker-dealers                   2,938,276
Other                                             -
                                             -------------
Total                                        2,994,045
                                             =============


THE CLASS B, C AND R PLANS. The Fund pays Distributors up to 0.65% per year of Class B and Class C's average daily net assets, out of which 0.15% may be paid for services to the shareholders (service fees). For Class R shares, the Fund pays Distributors up to 0.50% per year of the class's average daily net assets. The Class B, C and R plans also may be used to pay Distributors for advancing commissions to securities dealers with respect to the initial sale of Class B, C and R shares. Class B plan fees payable to Distributors are used by Distributors to pay for ongoing shareholder servicing and to pay third party financing entities that have provided financing to Distributors in connection with advancing commissions to securities dealers. Resources owns a minority interest in one of the third party financing entities.

The Class B, C and R plans are compensation plans. They allow the Fund to pay a fee to Distributors that may be more than the eligible expenses Distributors has incurred at the time of the payment. Distributors must, however, demonstrate to the board that it has spent or has near-term plans to spend the amount received on eligible expenses. The Fund will not pay more than the maximum amount allowed under the plans.


Under the Class B plan, the amounts paid by the Fund pursuant to the plan for the fiscal year ended April 30, 2007, were:

                                                  ($)
------------------------------------------------------------
Advertising                                         -
Printing and mailing prospectuses
  other than to current shareholders                -
Payments to underwriters                            -
Payments to broker-dealers                       154,460
Other                                            518,298
                                             ----------------
Total                                            672,758
                                             ================


Under the Class C plan, the amounts paid by the Fund pursuant to the plan for the fiscal year ended April 30, 2007, were:

                                                  ($)
------------------------------------------------------------
Advertising                                        4,518
Printing and mailing prospectuses
  other than to current shareholders               1,902
Payments to underwriters                          21,534
Payments to broker-dealers                     2,196,721
Other                                              -
                                             ---------------
Total                                          2,224,675
                                             ===============


Under the Class R plan, the amounts paid by the Fund pursuant to the plan for the fiscal year ended April 30, 2007, were:

                                                  ($)
------------------------------------------------------------
Advertising                                            6
Printing and mailing prospectuses
  other than to current shareholders                   3
Payments to underwriters                              59
Payments to broker-dealers                       230,757
Other                                              -
                                              ---------------
Total                                            230,825
                                              ===============



THE CLASS A, B, C AND R PLANS. In addition to the payments that Distributors or others are entitled to under each plan, each plan also provides that to the extent the Fund, the manager or Distributors or other parties on behalf of the Fund, the manager or Distributors make payments that are deemed to be for the financing of any activity primarily intended to result in the sale of Fund shares within the context of Rule 12b-1 under the Investment Company Act of 1940, as amended, then such payments shall be deemed to have been made pursuant to the plan.

To the extent fees are for distribution or marketing functions, as distinguished from administrative servicing or agency transactions, certain banks may not participate in the plans because of applicable federal law prohibiting certain banks from engaging in the distribution of mutual fund shares. These banks, however, are allowed to receive fees under the plans for administrative servicing or for agency transactions.

Distributors must provide written reports to the board at least quarterly on the amounts and purpose of any payment made under the plans and any related agreements, and furnish the board with such other information as the board may reasonably request to enable it to make an informed determination of whether the plans should be continued.

Each plan has been approved according to the provisions of Rule
12b-1. The terms and provisions of each plan also are consistent with Rule 12b-1.

PERFORMANCE
-------------------------------------------------------------------


Performance quotations are subject to SEC rules. These rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the Fund be accompanied by certain standardized performance information computed as required by the SEC. Average annual total return before taxes, average annual total return after taxes on distributions, average annual total return after taxes on distributions and sale of sharesand current yield quotations used by the Fund are based on the standardized methods of computing performance mandated by the SEC. An explanation of these and other methods used by the Fund to compute or express performance follows. Regardless of the method used, past performance does not guarantee future results, and is an indication of the return to shareholders only for the limited historical period used.

AVERAGE ANNUAL TOTAL RETURN BEFORE TAXES Average annual total return before taxes is determined by finding the average annual rates of return over certain periods that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes that the maximum initial sales charge, if applicable, is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.

When considering the average annual total return before taxes quotations for Class A shares, you should keep in mind that the maximum initial sales charge reflected in each quotation is a one time fee charged on all direct purchases, which will have its greatest impact during the early stages of your investment. This charge will affect actual performance less the longer you retain your investment in the Fund.

The following SEC formula is used to calculate these figures:


      n
P(1+T)   = ERV

where:

P  =  a hypothetical initial payment of $1,000
T  =  average annual total return
n  =  number of years
ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period


AVERAGE ANNUAL TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS
Average annual total return after taxes on distributions is determined by finding the average annual rates of return over certain periods that would equate an initial hypothetical $1,000 investment to its ending redeemable value, after taxes on distributions. The calculation assumes that the maximum initial sales charge, if applicable, is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions, less the taxes due on such distributions, are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees, but assumes that the redemption itself had no tax consequences. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.


Taxes due on distributions are calculated by applying the highest individual marginal federal income tax rates in effect on the reinvestment date, using the rates that correspond to the tax character of each component of the distributions (E.G., the ordinary income rate for distributions of ordinary income and net short-term capital gains, and the long-term capital gain rate for distributions of net long-term capital gains). The taxable amount and tax character of a distribution may be adjusted to reflect any recharacterization of the distribution since its original date. Distributions are adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date; for example, no taxes are assumed to be due on the portion of any distribution that would not result in federal income tax on an individual (E.G., tax-exempt interest or non-taxable returns of capital). The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. Any potential tax liabilities other than federal tax liabilities (E.G., state and local taxes) are disregarded, as are the effects of phaseouts of certain exemptions, deductions, and credits at various income levels, and the impact of the federal alternative minimum tax. Any redemptions of shares required to pay recurring fees charged to shareholder accounts are assumed to result in no additional taxes or tax credits.


The Fund's sales literature and advertising commonly refer to this calculation as the Fund's after-tax average annual total return (pre-liquidation). When considering the average annual total return after taxes on distributions quotations for Class A shares, you should keep in mind that the maximum initial sales charge reflected in each quotation is a one time fee charged on all direct purchases, which will have its greatest impact during the early stages of your investment. This charge will affect actual performance less the longer you retain your investment in the Fund.

The following SEC formula is used to calculate these figures:


      n
P(1+T)  = ATV
             D

where:

P  =  a hypothetical initial payment of $1,000
T  =  average annual total return (after taxes on
      distributions)
n  =  number of years
ATV =   ending value of a hypothetical $1,000 payment made at
   D the beginning of each period at the end of each period, after taxes on fund distributions but not after taxes on redemption


AVERAGE ANNUAL TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES Average annual total return after taxes on distributions and sale of fund shares is determined by finding the average annual rates of return over certain periods that would equate an initial hypothetical $1,000 investment to its ending redeemable value, after taxes on distributions and sale of fund shares. The calculation assumes that the maximum initial sales charge, if applicable, is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees, including taxes upon sale of fund shares. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.


Taxes due on distributions are calculated by applying the highest individual marginal federal income tax rates in effect on the reinvestment date, using the rates that correspond to the tax character of each component of the distributions (e.g., the ordinary income rate for distributions of ordinary income and net short-term capital gains, and the long-term capital gain rate for distributions of net long-term capital gains). The taxable amount and tax character of a distribution may be adjusted to reflect any recharacterization of the distribution since its original date. Distributions are adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date; for example, no taxes are assumed to be due on the portion of any distribution that would not result in federal income tax on an individual (E.G., tax-exempt interest or non-taxable returns of capital). The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. Any potential tax liabilities other than federal tax liabilities (E.G., state and local taxes) are disregarded, as are the effects of phaseouts of certain exemptions, deductions, and credits at various income levels, and the impact of the federal alternative minimum tax. Any redemptions of shares required to pay recurring fees charged to shareholder accounts are assumed to result in no additional taxes or tax credits.


The capital gain or loss upon redemption is calculated by subtracting the tax basis from the redemption proceeds, after deducting any nonrecurring charges assessed at the end of the period, subtracting capital gains taxes resulting from the redemption, or adding the tax benefit from capital losses resulting from the redemption. In determining the basis for a reinvested distribution, the distribution is included net of taxes assumed paid from the distribution, but not net of any sales loads imposed upon reinvestment. Tax basis is adjusted for any distributions representing returns of capital and any other tax basis adjustments that would apply to an individual taxpayer, as permitted by applicable federal law. The amount and character (E.G., short-term or long-term) of capital gain or loss upon redemption is separately determined for shares acquired through the initial investment and each subsequent purchase through reinvested distributions. Shares acquired through reinvestment of distributions are not assumed to have the same holding period as the initial investment. The tax character of such reinvestments is determined by the length of the period between reinvestment and the end of the measurement period in the case of reinvested distributions. Capital gains taxes (or the benefit resulting from tax losses) are calculated using the highest federal individual capital gains tax rate for gains of the appropriate character in effect on the redemption date and in accordance with federal law applicable on the redemption date. Shareholders are assumed to have sufficient capital gains of the same character from other investments to offset any capital losses from the redemption, so that the taxpayer may deduct the capital losses in full.

The Fund's sales literature and advertising commonly refer to this calculation as the Fund's after-tax average annual total return (post-liquidation). When considering the average annual total return after taxes on distributions quotations for Class A shares, you should keep in mind that the maximum initial sales charge reflected in each quotation is a one time fee charged on all direct purchases, which will have its greatest impact during the early stages of your investment. This charge will affect actual performance less the longer you retain your investment in the Fund.

The following SEC formula is used to calculate these figures:


      n
P(1+T)   = ATV
              DR

where:

P  =  a hypothetical initial payment of $1,000
T  =  average annual total return (after taxes on
      distributions and redemptions)
n  =  number of years
ATV    =  ending value of a hypothetical $1,000 payment made at
   DR the beginning of each period at the end of each period, after taxes on fund distributions and redemption


CUMULATIVE TOTAL RETURN Like average annual total return, cumulative total return assumes that the maximum initial sales charge, if applicable, is deducted from the initial $1,000 purchase, income dividends and capital gain distributions are reinvested at net asset value, the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. Cumulative total return, however, is based on the actual return for a specified period rather than on the average return.

CURRENT YIELD Current yield shows the income per share earned by the Fund. It is calculated by dividing the net investment income per share earned during a 30-day base period by the applicable maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders of the class during the base period.

The following SEC formula is used to calculate these figures:


Yield = 2 [(a-b + 1)(6) - 1]
           ----
            cd

where:

a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends d = the maximum offering price per share on the last day of the period


CURRENT DISTRIBUTION RATE Current yield, which is calculated according to a formula prescribed by the SEC, is not indicative of the amounts that were or will be paid to shareholders. Amounts paid to shareholders are reflected in the quoted current distribution rate. The current distribution rate is usually computed by annualizing the dividends paid per share by a class during a certain period and dividing that amount by the current maximum offering price. The current distribution rate differs from the current yield computation because it may include distributions to shareholders from sources other than dividends and interest, such as premium income from option writing and short-term capital gains, and is calculated over a different period of time.


VOLATILITY Occasionally statistics may be used to show the Fund's volatility or risk. Measures of volatility or risk are generally used to compare the Fund's net asset value or performance to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market, as represented by an index considered representative of the types of securities in which the fund invests. A beta of more than 1.00 indicates volatility greater than the market and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of net asset value or total return around an average over a specified period of time. The idea is that greater volatility means greater risk undertaken in achieving performance.

OTHER PERFORMANCE QUOTATIONS The Fund also may quote the performance of Class A shares without a sales charge. Sales literature and advertising may quote a cumulative total return, average annual total return and other measures of performance with the substitution of net asset value for the public offering price.

Sales literature referring to the use of the Fund as a potential investment for IRAs, business retirement plans, and other tax-advantaged retirement plans may quote a total return based upon compounding of dividends on which it is presumed no federal income tax applies.

The Fund may include in its advertising or sales material information relating to investment goals and performance results of funds belonging to Franklin Templeton Investments. Resources is the parent company of the advisors and underwriter of Franklin
Templeton funds.

MISCELLANEOUS INFORMATION
-------------------------------------------------------------------

The Fund may help you achieve various investment goals such as accumulating money for retirement, saving for a down payment on a home, college costs and other long-term goals. The Franklin College Savings Planner may help you in determining how much money must be invested on a monthly basis to have a projected amount available in the future to fund a child's college education. (Projected college cost estimates are based upon current costs published by the College Board.) The Franklin Retirement Savings Planner leads you through the steps to start a retirement savings program. Of course, an investment in the Fund cannot guarantee that these goals will be met.


The Fund is a member of Franklin Templeton Investments, one of the largest mutual fund organizations in the U.S., and may be considered in a program for diversification of assets. Founded in 1947, Franklin is one of the oldest mutual fund organizations and now services over 4 million shareholder accounts. In 1992, Franklin, a leader in managing fixed-income mutual funds and an innovator in creating domestic equity funds, joined forces with Templeton, a pioneer in international investing. The Mutual Series team, known for its value-driven approach to domestic equity investing, became part of the organization four years later. In 2001, the Fiduciary Trust team, known for providing global investment management to institutions and high net worth clients worldwide, joined the organization. Together, Franklin Templeton Investments has over $621 billion in assets under management for more than 7 million U.S. based mutual fund shareholder and other accounts. Franklin Templeton Investments offers 111 U.S. based open-end investment companies to the public. The Fund may identify itself by its Nasdaq symbol or CUSIP number.


Currently, there are more mutual funds than there are stocks listed on the NYSE. While many of them have similar investment goals, no two are exactly alike. Shares of the Fund are generally sold through securities dealers, whose investment representatives are experienced professionals who can offer advice on the type of investments suitable to your unique goals and needs, as well as the risks associated with such investments.

DESCRIPTION OF RATINGS
-------------------------------------------------------------------

CORPORATE OBLIGATION RATINGS

MOODY'S INVESTORS SERVICE (MOODY'S)

INVESTMENT GRADE

Aaa: Bonds rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa: Bonds rated Aa are judged to be high quality and are subject to very low credit risk.

A: Bonds rated A are considered upper medium-grade obligations and are subject to low credit risk.

Baa: Bonds rated Baa are subject to moderate credit risk and are considered medium-grade obligations. As such they may have certain speculative characteristics.

BELOW INVESTMENT GRADE

Ba: Bonds rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B: Bonds rated B are considered speculative and are subject to high credit risk.

Caa: Bonds rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca: Bonds rated Ca are considered highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: Bonds rated C are the lowest rated class of bonds and are typically in default. They have little prospects for recovery of principal or interest.

Note: Moody's appends numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and modifier 3 indicates a ranking in the lower end of that generic rating category.


STANDARD & POOR'S (S&P(R))


The issue rating definitions are expressions in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

INVESTMENT GRADE

AAA: This is the highest rating assigned by S&P to a debt obligation. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: Obligations rated AA differ from AAA issues only in a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: Obligations rated A are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in the higher ratings categories.
However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: Obligations rated BBB exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BELOW INVESTMENT GRADE

BB, B, CCC, CC, C: Obligations rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest degree of speculation. While these obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of the adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated CC is currently highly vulnerable to nonpayment.

C: A subordinated debt or preferred stock obligation rated C is currently highly vulnerable to nonpayment. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. The C rating is also assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is still making payments.

D: Obligations rated D are in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating is also used upon the filing of bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

r: This symbol is attached to the ratings of instruments with significant noncredit risks and highlights risks to principal or volatility of expected returns that are not addressed in the credit rating.

SHORT-TERM DEBT RATINGS

MOODY'S

Moody's short-term debt ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs and to individual short-term debt instruments. These obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted. Moody's employs the following designations to indicate the relative repayment capacity of rated issuers:

P-1 (Prime-1): Issuers (or supporting institutions) so rated have a superior ability to repay short-term debt obligations.

P-2 (Prime-2): Issuers (or supporting institutions) so rated have a strong ability to repay short-term debt obligations.

P-3 (Prime-3): Issuers (or supporting institutions) so rated have an acceptable ability to repay short-term debt obligations.

NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

S&P

S&P's ratings are a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days -- including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating.

A-1: This designation indicates that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2: Issues carrying this designation are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations carrying the higher designations. However, the obligor's capacity to meet its financial commitments on the obligation is satisfactory.

A-3: Issues carrying this designation exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: Issues carrying this designation are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation. However, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C: Issues carrying this designation are currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: Issues carrying this designation are in payment default. The D rating category is used when payments on an obligation are not made on the due date even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.
































































































                            FRANKLIN STRATEGIC SERIES
                              FILE NOS. 033-39088 &
                                    811-06243

                                    FORM N-1A

                                     PART C
                                OTHER INFORMATION


Item 23. Exhibits. The following exhibits are incorporated by reference to the previously filed document indicated below, except as noted:

      (a)  Agreement and Declaration of Trust

           (i) Agreement and Declaration of Trust of Franklin Strategic Series, a Delaware statutory trust, dated April 11, 2007

       (b) By-Laws

           (i) By-Laws of Franklin Strategic Series, a Delaware statutory trust effective as of April 11, 2007

      (c)  Instruments Defining Rights of Security Holders

           Not Applicable

      (d)  Investment Advisory Contracts

           (i) Management Agreement between the Registrant, on behalf of Franklin Global Health Care Fund, Franklin Small Cap Growth Fund, Franklin Global Communications Fund (formerly Franklin Global Utilities Fund), and Franklin Natural Resources Fund, and Franklin Advisers, Inc., dated February 24, 1992
                 Filing: Post-Effective Amendment No. 14 to
                 Registration Statement on Form N-1A
                 File No. 33-39088
                 Filing Date: June 2, 1995

           (ii) Management Agreement between the Registrant, on behalf of Franklin Strategic Income Fund, and Franklin Advisers, Inc., dated May 24, 1994
                 Filing: Post-Effective Amendment No. 14 to
                 Registration Statement on Form N-1A
                 File No. 33-39088
                 Filing Date: June 2, 1995

           (iii) Amended and Restated Management Agreement between the Registrant, on behalf of Franklin Flex-Cap Growth Fund formerly Franklin California Growth Fund), and Franklin Advisers, Inc., dated July 12, 1993
                 Filing: Post-Effective Amendment No. 14 to
                 Registration Statement on Form N-1A
                 File No. 33-39088
                 Filing Date: June 2, 1995

           (iv) Amendment dated August 1, 1995 to the Management Agreement between the Registrant, on behalf of Franklin Flex Cap Growth Fund (formerly Franklin California Growth Fund), and Franklin Advisers, Inc., dated July 12, 1993
                 Filing: Post-Effective Amendment No. 21 to
                 Registration Statement on Form N-1A
                 File No. 33-39088
                 Filing Date: August 7, 1996

           (v) Amendment dated August 1, 1995 to the Management Agreement between the Registrant, on behalf of Franklin
                 Global Health Care Fund, Franklin Small-Mid Cap
                 Growth Fund (formerly Franklin Small Cap Growth
                 Fund), Franklin Global Communications Fund
                 (formerly Franklin Global Utilities Fund), and
                 Franklin Natural Resources Fund, and Franklin
                 Advisers, Inc., dated February 24, 1992
                 Filing: Post-Effective Amendment No. 21 to
                 Registration Statement on Form N-1A
                 File No. 33-39088
                 Filing Date: August 7, 1996

         (vi) Amendment dated August 1, 1995 to the Management Agreement between the Registrant, on behalf of Franklin Strategic Income Fund, and Franklin Advisers, Inc., dated May 24, 1994
                 Filing: Post-Effective Amendment No. 21 to
                 Registration Statement on Form N-1A
                 File No. 33-39088
                 Filing Date: August 7, 1996

          (vii) Management Agreement between the Registrant, on behalf of Franklin Biotechnology Discovery Fund, and
                 Franklin Advisers, Inc., dated July 15, 1997
                 Filing: Post-Effective Amendment No. 25 to
                 Registration Statement on Form N-1A
                 File No. 33-39088
                 Filing Date: August 25, 1997

         (viii) Amended & Restated Investment Advisory Agreement on behalf of Franklin U.S. Long-Short Fund and Franklin Advisers, Inc. dated May 1, 2002
                 Filing: Post-Effective Amendment No. 45 to
                 Registration Statement on Form N-1A
                 File No. 33-39088
                 Filing Date: August 29, 2002

           (ix) Investment Advisory Agreement between the Registrant, on behalf of Franklin Aggressive Growth Fund, and Franklin Advisers, Inc. dated May 18, 1999
                 Filing: Post-Effective Amendment No. 37 to
                 Registration Statement on Form N-1A
                 File No. 33-39088
                 Filing Date: June 28, 1999

          (x)    Investment Advisory Agreement between the
                 Registrant, on behalf of Franklin Technology
                 Fund, and Franklin Advisers, Inc., dated May 1, 2000
                 Filing: Post-Effective Amendment No. 40 to
                 Registration Statement on Form N-1A
                 File No. 33-39088
                 Filing Date:  June 30, 2000

         (xi)    Investment Advisory Agreement between the
                 Registrant, on behalf of Franklin Small Cap
                 Growth Fund II, and Franklin Advisers, Inc. dated May 1, 2000
                 Filing: Post-Effective Amendment No. 40 to
                 Registration Statement on Form N-1A
                 File No. 33-39088
                 Filing Date:  June 30, 2000


      (e)  Underwriting Contracts

            (i) Amended and Restated Distribution Agreement between the Registrant and Franklin/Templeton Distributors, Inc. dated October 31, 2000
                 Filing: Post-Effective Amendment No. 42 to
                 Registration Statement on Form N-1A
                 File No. 33-39088
                 Filing Date: August 29, 2001

           (ii) Forms of Dealer Agreements between Franklin/Templeton Distributors, Inc. and Securities Dealers
                 dated November 1, 2003
                 Filing: Post-Effective Amendment No. 47 to
                 Registration Statement on Form N-1A
                 File No. 33-39088
                 Filing Date: May 28,  2004

          (iii) Amendment to form of Dealer Agreements between Franklin/Templeton Distributors, Inc. and Securities Dealers dated November 1, 2003

      (f)  Bonus or Profit Sharing Contracts

           Not Applicable

      (g)  Custodian Agreements

           (i) Master Custody Agreement between the Registrant and Bank of New York dated February 16, 1996
                 Filing: Post-Effective Amendment
                 No. 19 to Registration Statement on Form N-1A
                 File No. 33-39088
                 Filing Date: March 14, 1996

           (ii) Amendment dated May 7, 1997 to Master Custody Agreement between Registrant and Bank of New York dated February 16, 1996
                 Filing: Post-Effective Amendment No. 27 to
                 Registration Statement on Form N-1A
                 File No. 33-39088
                 Filing Date: March 13, 1998

           (iii) Amendment dated February 27, 1998 to Master Custody Agreement between Registrant and Bank of New York dated February 16, 1996
                 Filing: Post-Effective Amendment No. 30 to
                 Registration Statement on Form N-1A
                 File No. 33-39088
                 Filing Date: December 23, 1998

           (iv) Amendment dated May 16, 2001, to Master Custody Agreement between Registrant and Bank of New York dated February 16, 1996
                 Filing: Post-Effective Amendment No.43 to
                 Registration Statement on Form N-1A
                 File No. 33-39088
                 Filing Date: December 20, 2001

            (v) Amendment dated July 2, 2007 to Exhibit A of the Master Custody Agreement between Registrant and the Bank of New York dated February 16, 1996

           (vi) Amended and Restated Foreign Custody Manager Agreement between the Registrant and Bank of New York made as of May 16, 2001
                 Filing: Post-Effective Amendment No.43 to
                 Registration Statement on Form N-1A
                 File No. 33-39088
                 Filing Date: December 20, 2001

          (vii) Amendment to Schedule 1 dated June 22, 2007 of the Foreign Custody Manager Agreement

          (viii) Amendment to Schedule 2 dated March 19, 2007 of the Foreign Custody Manager Agreement
                 Filing: Post-Effective Amendment No. 46 to
                 Registration Statement on Form N-1A
                 File No. 33-39088
                 Filing Date: August 29, 2003

           (ix) Terminal Link Agreement between the Registrant and Bank of New York dated February 16, 1996
                 Filing: Post-Effective Amendment No. 19 to
                 Registration Statement on Form N-1A
                 File No. 33-39088
                 Filing Date: March 14, 1996

      (h)  Other Material Contracts

           (i) Subcontract for Fund Administrative Services dated January 1, 2001 between Franklin Advisers, Inc. and Franklin Templeton Services, LLC
                 Filing: Post-Effective Amendment No. 42 to
                 Registration Statement on Form N-1A
                 File No. 33-39088
                 Filing Date: August 29, 2001

          (vi) Fund Administration Agreement between the Registrant, on behalf of Franklin Biotechnology Discovery Fund, and Franklin Templeton Services, LLC, dated January 1, 2001
                 Filing: Post-Effective Amendment No. 42 to
                 Registration Statement on Form N-1A
                 File No. 33-39088
                 Filing Date: August 29, 2001

          (iii) Fund Administration Agreement between the Registrant, on behalf of Franklin U.S. Long-Short Fund, and Franklin Templeton Services, LLC, dated January 1, 2001
                 Filing: Post-Effective Amendment No. 42 to
                 Registration Statement on Form N-1A
                 File No. 33-39088
                 Filing Date: August 29, 2001

           (iv) Fund Administration Agreement between the Registrant, on behalf of Franklin Aggressive Growth Fund, and Franklin Templeton Services, LLC, dated January 1, 2001
                 Filing: Post-Effective Amendment No. 42 to
                 Registration Statement on Form N-1A
                 File No. 33-39088
                 Filing Date: August 29, 2001

           (v) Fund Administration Agreement between the Registrant, on behalf of Franklin Technology Fund, and Franklin Templeton Services, LLC, dated January 1, 2001
                 Filing: Post-Effective Amendment No. 42 to
                 Registration Statement on Form N-1A
                 File No. 33-39088
                 Filing Date: August 29, 2001

           (vi) Fund Administration Agreement between the Registrant, on behalf of Franklin Small Cap Growth Fund II, and Franklin Templeton Services, LLC, dated January 1, 2001
                 Filing: Post-Effective Amendment No. 42 to
                 Registration Statement on Form N-1A
                 File No. 33-39088
                 Filing Date: August 29, 2001

      (i)  Legal Opinion

            (i)  Opinion and consent of counsel dated March 8, 1999
                 Filing: Post-Effective Amendment No. 31 to
                 Registration Statement on Form N-1A
                 File No. 33-39088
                 Filing Date: March 11, 1999

(j)   Other Opinions

            (i)  Consent of Independent Registered Public
                 Accounting Firm

      (k)  Omitted Financial Statements

           Not Applicable

      (l)  Initial Capital Agreements

           (i) Letter of Understanding for Franklin California Growth Fund (formerly Franklin Flex-Cap Growth
                 Fund) dated August 20, 1991
                 Filing: Post-Effective Amendment No. 14 to
                 Registration Statement on Form N-1A
                 File No. 33-39088
                 Filing Date: June 2, 1995

          (ii) Letter of Understanding for Franklin Global Communications Fund (formerly Franklin Global Utilities Fund) - Class C dated April 12,1995
                 Filing: Post-Effective Amendment No. 14 to
                 Registration Statement on Form N-1A
                 File No. 33-39088
                 Filing Date: June 2, 1995

         (iii) Letter of Understanding for Franklin Natural Resources Fund dated June 5, 1995
                 Filing: Post-Effective Amendment No. 17 to
                 Registration Statement on Form N-1A
                 File No. 33-39088
                 Filing Date: December 5, 1995

          (iv)   Letter of Understanding for Franklin California
                 Growth Fund (formerly Flex-Cap Growth Fund)-Class C dated August 30, 1996
                 Filing: Post-Effective Amendment No. 27 to
                 Registration Statement on Form N-1A
                 File No. 33-39088
                 Filing Date: March 13, 1998

           (v) Letter of Understanding for Franklin Global Health Care Fund dated August 30, 1996
                 Filing: Post-Effective Amendment No. 27 to
                 Registration Statement on Form N-1A
                 File No. 33-39088
                 Filing Date: March 13, 1998

           (vi) Letter of Understanding for Franklin Biotechnology Discovery Fund dated September 5, 1997
                 Filing: Post-Effective Amendment No. 27 to
                 Registration Statement on Form N-1A
                 File No. 33-39088
                 Filing Date: March 13, 1998

          (vii) Letter of Understanding for Franklin U.S. Long-Short Fund dated March 11, 1999
                 Filing: Post-Effective Amendment No. 37 to
                 Registration Statement on Form N-1A
                 File No. 33-39088
                 Filing Date: June 28, 1999

         (viii) Letter of Understanding for Franklin Aggressive Growth Fund dated June 22, 1999
                 Filing: Post-Effective Amendment No. 37 to
                 Registration Statement on Form N-1A
                 File No. 33-39088
                 Filing Date: June 28, 1999

           (ix) Letter of Understanding for Franklin Small Cap Growth Fund II dated April 28, 2000
                 Filing: Post-Effective Amendment No. 40 to
                 Registration Statement on Form N-1A
                 File No. 33-39088
                 Filing Date: June 30, 2000

           (x) Letter of Understanding for Franklin Technology Fund dated April 28, 2000
                 Filing: Post-Effective Amendment No. 40 to
                 Registration Statement on Form N-1A
                 File No. 33-39088
                 Filing Date: June 30, 2000

      (m)  Rule 12b-1 Plan

           (i) Class A Amended and Restated Distribution Plan between the Registrant, on behalf of Franklin
                 California Growth Fund (formerly Franklin
                 Flex-Cap Growth Fund), Franklin Small-Mid Cap
                 Growth Fund (formerly Franklin Small Cap Growth
                 Fund), Franklin Global Health Care Fund and
                 Franklin Global Communications Fund (formerly
                 Franklin Global Utilities Fund), and
                 Franklin/Templeton  Distributors, Inc., dated July 1, 1993
                 Filing: Post-Effective Amendment No. 14 to
                 Registration Statement on Form N-1A
                 File No. 33-39088
                 Filing Date: June 2, 1995

           (ii) Class A Distribution Plan pursuant to Rule 12b-1 between the Registrant, on behalf of the Franklin Strategic Income Fund, and Franklin/Templeton Distributors, Inc., dated May 24, 1994
                 Filing: Post-Effective Amendment No. 14 to
                 Registration Statement on Form N-1A
                 File No. 33-39088
                 Filing Date: June 2, 1995

           (iii) Class A Distribution Plan pursuant to Rule 12b-1 between the Registrant, on behalf of the Franklin Natural Resources Fund, and Franklin/Templeton Distributors, Inc., dated June 1, 1995
                 Filing: Post-Effective Amendment No. 14 to
                 Registration Statement on Form N-1A
                 File No. 33-39088
                 Filing Date: June 2, 1995

           (iv) Class A Distribution Plan pursuant to Rule 12b-1 between the Registrant, on behalf of Franklin Biotechnology Discovery Fund and Franklin/Templeton Distributors, Inc., dated September 15, 1997
                 Filing: Post-Effective Amendment No. 27 to
                 Registration Statement on Form N-1A
                 File No. 33-39088
                 Filing Date: March 13, 1998

           (v) Distribution Plan pursuant to Rule 12b-1 between the Registrant, on behalf of Franklin U.S. Long-Short Fund, and Franklin Templeton Distributors, Inc.
                 dated April 15, 1999
                 Filing: Post-Effective Amendment No. 48 to
                 Registration Statement on Form N-1A
                 File No. 33-39088
                 Filing Date: August 26, 2004

         (vi) Class A Distribution Plan pursuant to Rule 12b-1 between the Registrant, on behalf of Franklin Aggressive Growth Fund, and Franklin/Templeton Distributors, Inc., dated May 18, 1999
                 Filing: Post-Effective Amendment No. 50 to
                 Registration Statement on Form N-1A
                 File No. 033-39088
                 Filing Date: August 29, 2006

         (vii) Class A Distribution Plan pursuant to Rule 12b-1 between the Registrant, on behalf of Franklin Small Cap Growth Fund II and Franklin/Templeton Distributors, Inc., dated May 1, 2000
                 Filing: Post-Effective Amendment No. 40 to
                 Registration Statement on Form N-1A
                 File No. 33-39088
                 Filing Date:  June 30, 2000

         (viii) Class A Distribution Plan pursuant to Rule 12b-1 between the Registrant, on behalf of Franklin Technology Fund and Franklin/Templeton Distributors, Inc., dated May 1, 2000
                 Filing: Post-Effective Amendment No. 40 to
                 Registration Statement on Form N-1A
                 File No. 33-39088
                 Filing Date: June 30, 2000

           (ix) Class B Distribution Plan pursuant to Rule 12b-1 between the Registrant, on behalf of Franklin California Growth Fund (formerly Franklin Flex-Cap Growth Fund) and Franklin/Templeton Distributors, Inc. dated October 16, 1998
                 Filing: Post-Effective Amendment No. 33 to
                 Registration Statement on Form N-1A
                 File No. 33-39088
                 Filing Date: March 24, 1999

           (x) Class B Distribution Plan pursuant to Rule 12b-1 between the Registrant, on behalf of Franklin Global Health Care Fund and Franklin/Templeton Distributors, Inc. dated October 16, 1998
                 Filing: Post-Effective Amendment No. 33 to
                 Registration Statement on Form N-1A
                 File No. 33-39088
                 Filing Date: March 24, 1999

          (xi) Class B Distribution Plan pursuant to Rule 12b-1 between the Registrant, on behalf of Franklin Global Communications Fund (formerly Franklin Global Utilities Fund) and Franklin/Templeton Distributors, Inc. dated October 16, 1998
                 Filing: Post-Effective Amendment No. 33 to
                 Registration Statement on Form N-1A
                 File No. 33-39088
                 Filing Date: March 24, 1999

          (xii) Class B Distribution Plan pursuant to Rule 12b-1 between the Registrant, on behalf of Franklin Strategic Income Fund and Franklin/Templeton Distributors, Inc. dated October 16, 1998
                 Filing: Post-Effective Amendment No. 33 to
                 Registration Statement on Form N-1A
                 File No. 33-39088
                 Filing Date: March 24, 1999

        (xiii) Class B Distribution Plan pursuant to Rule 12b-1 between the Registrant, on behalf of Franklin Aggressive Growth Fund and Franklin/Templeton Distributors, Inc. dated May 18, 1999
                 Filing: Post-Effective Amendment No. 37 to
                 Registration Statement on Form N-1A
                 File No. 33-39088
                 Filing Date: June 28, 1999

         (xiv) Class B Distribution Plan pursuant to Rule 12b-1 between the Registrant, on behalf of Franklin Small Cap Growth Fund II and Franklin/Templeton Distributors, Inc., dated May 1, 2000
                 Filing: Post-Effective Amendment No. 40 to
                 Registration Statement on Form N-1A
                 File No. 33-39088
                 Filing Date: June 30, 2000

        (xv) Class B Distribution Plan pursuant to Rule 12b-1 between the Registrant, on behalf of Franklin
                 Technology Fund and Franklin/Templeton
                 Distributors, Inc., dated May 1, 2000
                 Filing: Post-Effective Amendment No. 40 to
                 Registration Statement on Form N-1A
                 File No. 33-39088
                 Filing Date:  June 30, 2000

        (xvi) Class B Distribution Plan pursuant to Rule to 12-b1 between the Registrant on behalf of Franklin Small-Mid Cap Growth Fund and Franklin/Templeton Distributors, Inc. dated July 1, 2002
                 Filing: Post-Effective Amendment No 45 to
                 Registration Statement on Form N-1A
                 File No. 33-39088
                 Filing Date:  August 29, 2002

        (xvii) Class C Distribution Plan pursuant to Rule 12b-1 between the Registrant, on behalf of Franklin Strategic Income Fund and Franklin/Templeton Distributors, Inc., dated October 31, 2000
                 Filing: Post-Effective Amendment No. 42 to
                 Registration Statement on Form N-1A
                 File No. 33-39088
                 Filing Date: August 29, 2001

       (xviii) Class C Distribution Plan between the Registrant, on behalf of Franklin Aggressive Growth Fund, Franklin California Growth Fund (formerly Franklin Flex-Cap Growth Fund), Franklin Global Communications Fund, Franklin Global Health Care Fund, Fraklin Small-Mid Cap Growth Fund (formerly Franklin Small Cap Growth Fund), Franklin Small Cap Growth Fund II and Franklin Technology Fund and Franklin/Templeton Distributors, Inc., dated October 31, 2000
                 Filing: Post-Effective Amendment No. 42 to
                 Registration Statement on Form N-1A
                 File No. 33-39088
                 Filing Date: August 29, 2001

         (xix) Class C Distribution Plan pursuant to Rule 12b-1 between Registrant, on behalf of Franklin Natural Resources Fund and Franklin/Templeton
                 Distributors, Inc., dated September 1, 2005
                 Filing: Post-Effective Amendment No. 50 to
                 Registration Statement on Form N-1A
                 File No. 033-39088
                 Filing Date: August 29, 2006

         (xx)    Class R Distribution Plan pursuant
                 to Rule 12b-1 between the Registrant, on behalf of Franklin Aggressive Growth Fund,
                 Franklin California Growth Fund (formerly
                 Franklin Flex-Cap Growth Fund, Franklin Small Cap Growth Fund II, Franklin Small-Mid Cap Growth
                 Fund, Franklin Strategic Income Fund, and
                 Franklin Technology Fund and Franklin/Templeton
                 Distributors, Inc. dated January 1, 2002
                 Filing: Post-Effective Amendment No. 43 to
                 Registration Statement on Form N-1A
                 File No. 33-39088
                 Filing Date: December 20, 2001

      (n)  Rule 18f-3 Plan

           (i) Multiple Class Plan for Franklin Global Communications Fund dated November 18, 2003
                 Filing: Post-Effective Amendment No. 49 to
                 Registration Statement on Form N-1A
                 File No. 033-39088
                 Filing Date: June 30, 2005

           (ii) Multiple Class Plan for Franklin Global Health Care Fund dated November 18, 2003
                 Filing: Post-Effective Amendment No. 49 to
                 Registration Statement on Form N-1A
                 File No. 033-39088
                 Filing Date: June 30, 2005

          (iii) Multiple Class Plan for Franklin Natural Resources Fund dated February 28, 2005
                 Filing: Post-Effective Amendment No. 50 to
                 Registration Statement on Form N-1A
                 File No. 033-39088
                 Filing Date: August 29, 2006

           (iv) Multiple Class Plan for Franklin Strategic Income Fund dated November 18, 2003
                 Filing: Post-Effective Amendment No. 49 to
                 Registration Statement on Form N-1A
                 File No. 033-39088
                 Filing Date: June 30, 2005

           (v) Multiple Class Plan for Franklin Aggressive Growth Fund dated November 18, 2003
                 Filing: Post-Effective Amendment No. 49 to
                 Registration Statement on Form N-1A
                 File No. 033-39088
                 Filing Date: June 30, 2005

           (vi) Multiple Class Plan for Franklin Flex Cap Growth Fund dated March 16, 2004
                 Filing: Post-Effective Amendment No. 49 to
                 Registration Statement on Form N-1A
                 File No. 033-39088
                 Filing Date: June 30, 2005

          (vii) Multiple Class Plan for Franklin Small Cap Growth Fund II dated November 18, 2003
                 Filing: Post-Effective Amendment No. 49 to
                 Registration Statement on Form N-1A
                 File No. 033-39088
                 Filing Date: June 30, 2005


        (viii) Multiple Class Plan for Franklin Technology Fund dated November 18, 2003
                 Filing: Post-Effective Amendment No. 49 to
                 Registration Statement on Form N-1A
                 File No. 033-39088
                 Filing Date: June 30, 2005


          (ix) Multiple Class Plan for Franklin Small-Mid Cap Growth Fund dated November 18, 2003
                 Filing: Post-Effective Amendment No. 49 to
                 Registration Statement on Form N-1A
                 File No. 033-39088
                 Filing Date: June 30, 2005


      (p)  Code of Ethics

             (i) Code of Ethics dated May 2007

      (q)  Power of Attorney

             (i) Power of Attorney for Franklin Strategic Series
                 dated May 22, 2007

Item 24.   Persons Controlled by or Under Common Control with the
           Fund

           None

Item 25.   Indemnification

The Amended and Restated Agreement and Declaration of Trust (the "Declaration") provides that any person who is or was a Trustee, officer, employee or other agent, including the underwriter, of such Trust shall be liable to the Trust and its shareholders only for (1) any act or omission that constitutes a bad faith violation of the implied contractual covenant of good faith and fair dealing, or
(2) the person's own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person (such conduct referred to herein as Disqualifying Conduct) and for nothing else. Except in these instances and to the fullest extent that limitations of liability of agents are permitted by the Delaware Statutory Trust Act (the "Delaware Act"), these Agents (as defined in the Declaration) shall not be responsible or liable for any act or omission of any other Agent of the Trust or any investment adviser or principal underwriter. Moreover, except and to the extent provided in these instances, none of these Agents, when acting in their respective capacity as such, shall be personally liable to any other person, other than such Trust or its shareholders, for any act, omission or obligation of the Trust or any trustee thereof.

The Trust shall indemnify, out of its property, to the fullest extent permitted under applicable law, any of the persons who was or is a party, or is threatened to be made a party to any Proceeding (as defined in the Declaration) because the person is or was an Agent of such Trust. These persons shall be indemnified against any Expenses (as defined in the Declaration), judgments, fines, settlements and other amounts actually and reasonably incurred in connection with the Proceeding if the person acted in good faith or, in the case of a criminal proceeding, had no reasonable cause to believe that the conduct was unlawful. The termination of any Proceeding by judgment, order, settlement, conviction or plea of nolo contendere or its equivalent shall not in itself create a presumption that the person did not act in good faith or that the person had reasonable cause to believe that the person's conduct was unlawful. There shall nonetheless be no indemnification for a person's own Disqualifying Conduct.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be permitted to Trustees, officers and controlling persons of the Trust pursuant to the foregoing provisions, or otherwise, the Trust has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Trust of expenses incurred or paid by a Trustee, officer or controlling person of the Trust in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with securities being registered, the Trust may be required, unless in the opinion of its counsel the matter has been settled by controlling precedent, to submit to a court or appropriate jurisdiction the question whether such indemnification is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26.   Business and Other Connections of the Investment Adviser

a) Franklin Advisers, Inc. (Advisers)

The officers and directors of Franklin Advisers, Inc. also serve as officers and/or directors for (1) Advisers' corporate parent, Franklin Resources, Inc., and/or (2) other investment companies in Franklin Templeton Investments. For additional information please see Part B and Schedules A and D of Form ADV of Advisers (SEC File 801-26292) incorporated herein by reference, which sets forth the officers and directors of Advisers and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

Item 27    Principal Underwriters

a) Franklin/Templeton Distributors, Inc. (Distributors), also acts as principal underwriter of shares of:

Franklin California Tax-Free Income Fund
Franklin California Tax-Free Trust
Franklin Capital Growth Fund
Franklin Custodian Funds, Inc.
Franklin Federal Tax-Free Income Fund
Franklin Global Trust
Franklin Gold and Precious Metals Fund
Franklin High Income Trust
Franklin Investors Securities Trust
Franklin Managed Trust
Franklin Money Fund
Franklin Mutual Recovery Fund
Franklin Mutual Series Fund Inc.
Franklin Municipal Securities Trust
Franklin New York Tax-Free Income Fund
Franklin New York Tax-Free Trust
Franklin Real Estate Securities Trust
Franklin Strategic Mortgage Portfolio
Franklin Tax-Exempt Money Fund
Franklin Tax-Free Trust
Franklin Templeton Fund Allocator Series
Franklin Templeton Global Trust
Franklin Templeton International Trust
Franklin Templeton Money Fund Trust
Franklin Templeton Variable Insurance Products Trust
Franklin Value Investors Trust
Institutional Fiduciary Trust

Templeton China World Fund
Templeton Developing Markets Trust
Templeton Funds, Inc.
Templeton Global Investment Trust
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund, Inc.
Templeton Income Trust
Templeton Institutional Funds, Inc.

b) The information required by this Item 27 with respect to each director and officer of Distributors is incorporated by reference to Part B of this N-1A and Schedule A of Form BD filed by Distributors with the Securities and Exchange Commission pursuant to the Securities Act of 1934 (SEC File No. 8-5889).

c) Not Applicable. Registrant's principal underwriter is an affiliated person of an affiliated person of the Registrant.

Item 28    Location of Accounts and Records

The accounts, books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 are kept by the Registrant at One Franklin Parkway, San Mateo CA 94403-1906 or its shareholder services agent, Franklin Templeton Investor Services LLC both of whose address is 3344 Quality Drive, Rancho Cordova, CA 95670-7313.

Item 29    Management Services

There are no management-related service contracts not discussed in Part A or Part B.

Item 30    Undertakings

Not Applicable


                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of San Mateo and the State of California, on the 24th day of August, 2007.

                                  Franklin Strategic Series
                                  (Registrant)

                                  *By:  /s/ David P. Goss
                                        David P. Goss
                                        Vice President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Rupert H. Johnson, Jr.*                        Trustee and Chief Executive
-----------------------                        Officer - Investment Management
Rupert H. Johnson, Jr.                         Dated: August 24, 2007


Jimmy D. Gambill*                              Chief Executive Officer -
-----------------                              Finance and Administration
Jimmy D. Gambill                               Dated: August 24, 2007


Galen Vetter*                                  Chief Financial Officer a
-------------                                  Chief Accounting Officer
Galen Vetter                                   Dated: August 24, 2007


Harris J. Ashton*                              Trustee
-----------------                              Dated: August 24, 2007
Harris J. Ashton


Robert F. Carlson*                             Trustee
------------------                             Dated: August 24, 2007
Robert F. Carlson

Sam Ginn*                                      Trustee
---------                                      Dated: August 24, 2007
Sam Ginn

Edith E. Holiday*                              Trustee
-----------------                              Dated: August 24, 2007
Edith E. Holiday

Charles B. Johnson*                            Trustee
-------------------                            Dated: August 24, 2007
Charles B. Johnson

Frank W.T. LaHaye*                             Trustee
------------------                             Dated: August 24, 2007
Frank W.T. LaHaye

Frank A. Olson*                                Trustee
---------------                                Dated: August 24, 2007
Frank A. Olson

Larry D. Thompson*                             Trustee
------------------                             Dated: August 24, 2007
Larry D. Thompson

John B. Wilson                                 Trustee
--------------                                 Dated: August 24, 2007
John B. Wilson

By:   /s/ David P. Goss
      David P. Goss
      Attorney-in-Fact
      (Pursuant to Power of Attorney filed herewith)



                            FRANKLIN STRATEGIC SERIES
                             REGISTRATION STATEMENT
                                 EXHIBITS INDEX

EXHIBIT NO.                DESCRIPTION                                  LOCATION

EX-99.(a)(i)               Agreement and Declaration of Trust
                           dated April 11, 2007                         Attached


EX-99.(b)(i)               By-Laws                                      Attached

EX-99.(d)(i)               Management Agreement between the             *
                           Registrant, on behalf of Franklin
                           Global Health Care Fund,
                           Franklin Small Cap Growth Fund,
                           Franklin Global Communications Fund
                           (formerly Franklin Global Utilities Fund), and Franklin Natural Resources Fund, and Franklin Advisers, Inc., dated February 24, 1992

EX-99.(d)(ii)              Management Agreement between the             *
                           Registrant,on behalf of Franklin
                           Strategic Income Fund, and
                           Franklin Advisers, Inc.,
                           dated May 24, 1994

EX-99.(d)(iii)             Amended and Restated Management              *
                           Agreement between the Registrant, on
                           behalf of Franklin California
                           Growth Fund, and Franklin Advisers, Inc., dated July 12, 1993

EX-99.(d)(iv)              Management Agreement between the             *
                           Registrant, on behalf of Franklin
                           Blue Chip Fund, and Franklin
                           Advisers, Inc., dated February 13, 1996

EX-99.(d)(v)               Amendment dated August 1, 1995 to            *
                           the Management Agreement between the
                           Registrant,  on behalf of Franklin
                           Flex Cap Growth Fund (formerly
                           Franklin California Growth Fund),
                           and Franklin Advisers, Inc.,
                           dated July 12, 1993

EX-99.(d)(vi)              Amendment dated August 1, 1995 to            *
                           the Management Agreement between the
                           Registrant, on behalf of Franklin
                           Global Health Care Fund, Franklin
                           Small-Mid Cap Growth Fund
                           (formerly Franklin Small Cap Growth
                           Fund), Franklin Global Communications
                           Fund (formerly  Franklin Global
                           Utilities Fund), and Franklin
                           Natural Resources Fund, and Franklin
                           Advisers, Inc., dated February 24, 1992

EX-99.(d)(vii)             Amendment dated August 1, 1995 to the        *
                           Management Agreement between the Registrant on behalf of Franklin Strategic Income Fund, and Franklin Advisers, Inc., dated May 24, 1994

EX-99.(d)(viii)            Management Agreement between the Registrant, *
                           on behalf of Franklin Biotechnology Discovery
                           Fund, and Franklin Advisers, Inc.,
                           dated July 15, 1997

EX-99.(d)(ix)              Amended and Restated Investment Advisory     *
                           Agreement, on behalf of Franklin U.S.
                           Long-Short Fund and Franklin Advisers, Inc.
                           dated May 1, 2002

EX-99.(d)(x)               Investment Advisory Agreement between the    *
                           Registrant, on behalf of Franklin
                           Aggressive Growth Fund, and Franklin
                           Advisers, Inc. dated May 18, 1999

EX-99.(d)(xi)              Investment Advisory Agreement between the    *
                           Registrant, on behalf of Franklin
                           Technology Fund, and Franklin Advisers, Inc., dated May 1, 2000

EX-99.(d)(xii)             Investment Advisory Agreement between the    *
                           Registrant, on behalf of Franklin Small
                           Cap Growth Fund II, and Franklin Advisers,
                           Inc.,  dated May 1, 2000

EX-99.(e)(i)               Amended and Restated Distribution Agreement  *
                           between  the Registrant on behalf of
                           Franklin Strategic Series, and
                           Franklin/Templeton Distributors, Inc.,
                           dated October 31, 2000

EX-99.(e)(ii)              Forms of Dealer Agreements between           *
                           Franklin/Templeton Distributors, Inc.,
                           and Securities Dealers
                           dated November 1, 2003

EX-99.(e)(iii)             Amendment to form of Dealer                  Attached
                           Agreements between Franklin/Templeton
                           Distributors, Inc. and  Securities
                           Dealers dated November 1, 2003

EX-99.(g)(i)               Master Custody Agreement between the         *
                           Registrant and Bank of New York
                           dated February 16, 1996

EX-99.(g)(ii)              Amendment dated May 7, 1997 to Master        *
                           Custody Agreement between Registrant and
                           Bank of New York dated February 16, 1996

EX-99.(g)(iii)             Amendment dated February 27, 1998 to Master  *
                           Custody Agreement between Registrant and
                           Bank of New York dated February 16, 1996

EX-99.(g)(iv)              Amendment dated May 16, 2001, to Master      *
                           Custody Agreement between Registrant and
                           Bank of New York dated February 16, 1996

EX-99.(g)(v)               Amendment dated July 2, 2007 Exhibit A       Attached
                           of the Master Custody Agreement between
                           Registrant and the Bank of New York
                           dated February 16, 1996

EX-99.(g)(vi)              Amended and Restated Foreign Custody         *
                           Agreement between the Registrant and
                           Bank of New York made as of May 16, 2001

EX-99.(g)(vii)             Amendment to Schedule 1 dated                Attached
                           June 22, 2007 of the Foreign Custody
                           Manager Agreement

EX-99.(g)(viii)            Amendment to Schedule 2 dated                Attached
                           March 19, 2007of the Foreign Custody
                           Manager Agreement

EX-99.(g)(ix)              Terminal Link Agreement between the          *
                           Registrant and Bank of New York
                           dated February 16, 1996

EX-99.(h)(i)               Subcontract for Fund Administrative Services *
                           dated January 1, 2001 between
                           Franklin Advisers, Inc. and
                           Franklin Templeton Services, LLC

EX-99.(h)(ii)              Fund Administration Agreement between the    *
                           Registrant, on behalf of Franklin
                           Biotechnology  Discovery Fund, and
                           Franklin Templeton Services, LLC,
                           dated January 1, 2001

EX-99.(h)(iii)             Fund Administration Agreement between the    *
                           Registrant, on behalf of Franklin U.S.
                           Long-Short Fund, and Franklin Templeton
                           Services, LLC, dated January 1, 2001

EX-99.(h)(iv)              Fund Administration Agreement between the    *
                           Registrant, on behalf of Franklin
                           Aggressive Growth Fund, and Franklin
                           Templeton Services, LLC,
                           dated January 1, 2001

EX-99.(h)(v)               Fund Administration Agreement between the    *
                           Registrant, on behalf of Franklin
                           Technology Fund, and Franklin Templeton
                           Services, LLC, dated January 1, 2001

EX-99.(h)(vi)              Fund Administration Agreement between the    *
                           Registrant, on behalf of Franklin
                           Small Cap Growth Fund II, and
                           Franklin Templeton Services, LLC,
                           dated January 1, 2001

EX-99.(i)(i)               Opinion and consent of counsel               *
                           dated March 8, 1999

EX-99.(j)(i)               Consent of Independent Registered Public     Attached
                           Accounting Firm

EX-99.(l)(i)               Letter of Understanding for Franklin         *
                           California Growth Fund (formerly Franklin
                           Flex-Cap Growth Fund dated August 20, 1991

EX-99.(l)(ii)              Letter of Understanding for Franklin Global  *
                           Communications Fund (formerly Franklin
                           Global Utilities Fund)- Class C
                           dated April 12, 1995

EX-99.(l)(iii)             Letter of Understanding for Franklin Natural *
                           Resources Fund dated June 5, 1995

EX-99.(l)(iv)              Letter of Understanding for Franklin         *
                           California Growth Fund (formerly Franklin
                           Flex-Cap Growth Fund) - Class C
                           dated August 30, 1996

EX-99.(l)(v)               Letter of Understanding for Franklin Global  *
                           Health Care Fund dated August 30, 1996

EX-99.(l)(vi)              Letter of Understanding for Franklin         *
                           Biotechnology Discovery Fund
                           dated September 5, 1997

EX-99.(l)(vii)             Letter of Understanding for Franklin U.S.    *
                           Long-Short Fund dated March 11, 1999

EX-99.(l)(viii)            Letter of Understanding for Franklin         *
                           Aggressive Growth Fund dated June 22, 1999

EX-99.(l)(ix)              Letter of Understanding for Franklin Small   *
                           Cap Growth Fund II dated April 28, 2000

EX-99.(l)(x)               Letter of Understanding for Franklin         *
                           Technology Fund dated April 28, 2000

EX-99.(m)(i)               Class A Amended and Restated Distribution    *
                           Plan between the Registrant, on behalf of Franklin California Growth Fund (formerly
                           Franklin Flex-Cap Growth Fund), Franklin
                           Small-Mid Cap Growth Fund (formerly Franklin
                           Small Cap Growth Fund), Franklin Global
                           Health Care Fund and Franklin Global
                           Communications Fund (formerly Franklin Global
                           Utilities Fund), and Franklin/Templeton
                           Distributors, Inc., dated July 1, 1993

EX-99.(m)(ii)              Class A Distribution Plan pursuant to Rule   *
                           12b-1 between the Registrant, on behalf of the Franklin Strategic Income Fund, and
                           Franklin/Templeton Distributors, Inc.,
                           dated May 24, 1994

EX-99.(m)(iii)             Class A Distribution Plan pursuant to Rule   *
                           12b-1 between the Registrant, on behalf of the Franklin Natural Resources Fund, and
                           Franklin/Templeton Distributors, Inc.,
                           dated June 1, 1995

EX-99.(m)(iv)              Class A Distribution Plan pursuant to Rule   *
                           12b-1 between the Registrant, on behalf of the Franklin Biotechnology Discovery Fund, and Franklin/Templeton Distributors, Inc., dated September 15, 1997

EX-99.(m)(v)               Distribution Plan pursuant to Rule 12b-1     *
                           between the Registrant, on behalf of the Franklin U.S. Long-Short Fund, and
                           Franklin/Templeton Distributors, Inc.,
                           dated April 15, 1999

EX-99.(m)(vi)              Class A Distribution Plan pursuant to Rule   *
                           12b-1 between the Registrant, on behalf of the Franklin Aggressive Growth Fund, and
                           Franklin/Templeton Distributors, Inc.,
                           dated May 18, 1999

EX-99.(m)(vii)             Class A Distribution Plan pursuant to Rule   *
                           12b-1 between the Registrant, on behalf
                           of the Franklin Small Cap Growth Fund II, and Franklin/Templeton Distributors, Inc., dated May 1, 2000

EX-99.(m)(viii)            Class A Distribution Plan pursuant to Rule   *
                           12b-1 between the Registrant, on behalf
                           of the Franklin Technology Fund, and
                           Franklin/Templeton Distributors, Inc.,
                           dated May 1, 2000

EX-99.(m)(ix)              Class B Distribution Plan pursuant to Rule   *
                           12b-1 between the Registrant, on behalf of Franklin California Growth Fund (formerly
                           Franklin Flex-Cap Growth Fund) and
                           Franklin/Templeton Distributors, Inc.,
                           dated October 16, 1998

EX-99.(m)(x)               Class B Distribution Plan pursuant to Rule   *
                           12b-1 between the Registrant, on behalf of Franklin Global Health Care Fund and
                           Franklin/Templeton Distributors, Inc.,
                           dated October 16, 1998

EX-99.(m)(xi)              Class B Distribution Plan pursuant to Rule   *
                           12b-1 between the Registrant, on behalf of Franklin Global Communications Fund (formerly
                           Franklin Global Utilities Fund) and
                           Franklin/Templeton Distributors, Inc.,
                           dated October 16, 1998

EX-99.(m)(xii)             Class B Distribution Plan pursuant to Rule   *
                           12b-1 between the Registrant, on behalf of Franklin Strategic Income Fund and
                           Franklin/Templeton Distributors, Inc.,
                           dated October 16, 1998

EX-99.(m)(xiii)            Class B Distribution Plan pursuant to Rule   *
                           12b-1 between the Registrant, on behalf
                           of Franklin Aggressive Growth Fund and
                           Franklin/Templeton Distributors, Inc.,
                           dated May 18, 1999

EX-99.(m)(xiv)             Class B Distribution Plan pursuant to Rule   *
                           12b-1 between the Registrant, on behalf of Franklin Small Cap Growth Fund II and
                           Franklin/Templeton Distributors, Inc.,
                           dated May 1, 2000

EX-99.(m)(xv)              Class B Distribution Plan pursuant to Rule   *
                           12b-1 between the Registrant, on behalf
                           of Franklin Technology Fund and
                           Franklin/Templeton Distributors, Inc.,
                           dated May 1, 2000

EX-99.(m)(xvi)             Class B Distribution Plan pursuant to Rule   *
                           12b-1 between the Registrant, on behalf of Franklin Small-Mid Cap Growth Fund and
                           Franklin/Templeton Distributors, Inc.,
                           dated July 1, 2002

EX-99.(m)(xvii)            Class C Distribution Plan pursuant to Rule   *
                           12b-1 between the Registrant, on behalf
                           of Franklin Strategic Income Fund and
                           Franklin/Templeton Distributors, Inc.,
                           dated October 31, 2000

EX-99.(m)(xviii)           Class C Distribution Plan between the        *
                           Registrant, on behalf of Franklin Aggressive
                           Growth Fund, Franklin California Growth Fund
                           (formerly Franklin Flex-Cap Growth Fund),
                           Franklin Global Communications Fund, Franklin
                           Global Health Care Fund, Franklin Small-Mid
                           Cap Growth Fund (formerly Franklin Small Cap
                           Growth Fund), Franklin Small Cap Growth Fund
                           II and Franklin Technology Fund and
                           Franklin/Templeton Distributors, Inc.,
                           dated October 31, 2000

EX-99.(m)(xix)             Class C Distribution Plan pursuant to Rule   *
                           12b-1 between Registrant, on behalf of
                           Franklin Natural Resources Fund and
                           Franklin/Templeton Distributors, Inc.,
                           dated September 1, 2005


EX-99.(m)(xx)              Class R Distribution Plan pursuant to Rule   *
                           12b-1 between the Registrant, on behalf of Franklin Aggressive Growth Fund, Franklin
                           California Growth Fund (formerly Franklin
                           Flex-Cap Growth Fund), Franklin Small Cap
                           Growth Fund II, Franklin Small-Mid Cap Growth
                           Fund, Franklin Strategic Income Fund, and
                           Franklin Technology Fund and
                           Franklin/Templeton Distributors, Inc.

EX-99.(n)(i)               Multiple Class Plan for Franklin Global      *
                           Communications Fund dated November 18, 2003

EX-99.(n)(ii)              Multiple Class Plan for Franklin Global      *
                           Health Care Fund dated November 18, 2003

EX-99.(n)(iii)             Multiple Class Plan for Franklin Natural     *
                           Resources Fund dated February 28, 2005

EX-99.(n)(iv)              Multiple Class Plan for Franklin Strategic   *
                           Income Fund dated November 18, 2003

EX-99.(n)(v)               Multiple Class Plan for Franklin Aggressive  *
                           Growth Fund dated November 18, 2003

EX-99.(n)(vi)              Multiple Class Plan for Franklin Flex-Cap    *
                           Growth Fund dated March 16, 2004

EX-99.(n)(vii)             Multiple Class Plan for Franklin Small Cap   *
                           Growth Fund II dated November 18, 2003

EX-99.(n)(viii)            Multiple Class Plan for Franklin Technology  *
                           Fund dated November 18, 2003

EX-99.(n)(ix)              Multiple Class Plan for Franklin Small-Mid   *
                           Cap Growth Fund dated November 18, 2003

EX-99.(p)(i)               Code of Ethics dated May 2007                Attached

EX-99.(q)(i)               Power of Attorney dated May 22, 2007         Attached

*     Incorporated by reference